UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED
IN PROXY STATEMENT
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒
Preliminary Proxy Statement

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material under §240.14a-12

Recursion Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☐
No fee required.

☐
Fee paid previously with preliminary materials.

☒
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION

BUSINESS COMBINATION PROPOSED — YOUR VOTE IS VERY IMPORTANT
                 , 2024
On August 8, 2024, Recursion Pharmaceuticals, Inc., a Delaware corporation (“Recursion”) and Exscientia plc, a public limited company incorporated under the laws of England and Wales with registered number 13483814 (“Exscientia”) entered into a transaction agreement (the “Transaction Agreement”). The Transaction Agreement provides that, subject to the conditions set forth therein, including the receipt of requisite approvals of Recursion stockholders and Exscientia shareholders and receipt of certain regulatory approvals, Recursion will acquire the entire issued and to be issued share capital of Exscientia pursuant to a scheme of arrangement under Part 26 of the United Kingdom Companies Act 2006 (the “Scheme of Arrangement” and such transaction, the “Transaction”). The Transaction is expected to bring together Recursion’s and Exscientia’s complementary and diverse portfolios of clinical and near-clinical programs, complementary transformational partnerships with leading large pharma companies, and complementary full-stack technology-enabled platforms to deliver better novel treatments to patients, faster and at a lower cost relative to traditional drug discovery and development methods. We are excited about the Transaction and look forward to the opportunities it presents for the combined company. We are sending you this joint proxy statement to ask you to vote in favor of certain proposals related to the Transaction.
Under the Transaction Agreement, pursuant to and following the effective time of the Scheme of Arrangement, each ordinary share in Exscientia (each an “Exscientia Share”) will automatically be acquired by Recursion in exchange for 0.7729 shares (the “Share Deliverable”) of Recursion Class A Common Stock, par value of $0.00001 per share (the “Recursion Shares”). Because each American Depositary Share in Exscientia represents a beneficial interest in one Exscientia Share (each, an “Exscientia ADS”), each Exscientia ADS will also be exchanged for the Share Deliverable following the effective time of the Scheme of Arrangement. The parties intend the Recursion Shares to be issued in the Transaction to be listed on the Nasdaq Global Select Market.
This document is a joint proxy statement for Recursion and Exscientia to solicit proxies for (i) the Recursion special meeting of stockholders to approve the issuance of shares of Recursion Shares Class A Common Stock in connection with the Transaction and (ii) the Exscientia shareholder meetings to approve the Scheme of Arrangement, amend the articles of association of Exscientia and authorize the directors of Exscientia to take all such action as they may consider necessary or appropriate for carrying the Scheme of Arrangement into effect. If approved, the Recursion Shares to be issued in connection with the Transaction will be issued pursuant to the exemption from registration provided by Section 3(a)(10) under the Securities Act of 1933, as amended.
Your vote is very important.   We cannot complete the Transaction unless the Recursion stockholders vote to approve the issuance of shares described above, and the Exscientia shareholders vote to approve the Scheme of Arrangement and the other matters described above. The Scheme of Arrangement also requires the sanction of the High Court of Justice of England and Wales (the “Court”). It is important that as many Exscientia shareholders as possible vote and/or provide voting instructions on the Scheme of Arrangement so that the Court may be satisfied that there is a fair and reasonable representation of the opinion of holders of interests in Exscientia Shares.
We urge you to read the accompanying joint proxy statement, including any documents incorporated by reference therein and the Annexes thereto, carefully and in their entirety. In particular, we urge you to read carefully the section entitled “Risk Factors” beginning on page 34 for a discussion of the risks relating to the Transaction and to Recursion following the Transaction.
This joint proxy statement is not intended to and does not constitute or form part of any offer to sell or subscribe for, or any invitation to purchase or subscribe for, or the solicitation of an offer to purchase or otherwise subscribe for any securities, or the solicitation of any vote or approval in any jurisdiction pursuant to an offer or otherwise nor will there be any sale, issuance or transfer of securities of Recursion or Exscientia in any jurisdiction in violation of applicable law. The accompanying joint proxy statement does not constitute a prospectus or prospectus equivalent document.
Neither the SEC nor any state securities regulatory agency has approved or disapproved the transactions described in the accompanying joint proxy statement, including the issuance of Recursion Shares to Exscientia shareholders in connection with the Transaction, or determined whether or not the information contained in this document is accurate or adequate. Any representation to the contrary is a criminal offense.
The accompanying joint proxy statement is dated [•], 2024, and, together with the enclosed proxy cards, is first being mailed to Recursion stockholders and Exscientia shareholders on or about [•], 2024.

RECURSION PHARMACEUTICALS, INC.
41 S Rio Grande Street
Salt Lake City, UT 84101
United States of America
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS OF RECURSION PHARMACEUTICALS, INC.
TO BE HELD [•], 2024
To the Stockholders of Recursion Pharmaceuticals, Inc. (“Recursion”):
The special meeting of stockholders of Recursion (together with any adjournments or postponements thereof, the “Recursion Special Meeting”) will be held on [•], 2024, at [•] a.m., Mountain Time. The Recursion Special Meeting will be held virtually and can be accessed online at [•].
You will be able to attend the meeting online and vote your shares electronically during the Recursion Special Meeting.
The following items are to be voted on at the Recursion Special Meeting:
1.
To approve the issuance of shares of Class A Common Stock of Recursion in connection with Recursion’s acquisition of the entire issued and to be issued share capital of Exscientia plc pursuant to a scheme of arrangement under Part 26 of the United Kingdom Companies Act 2006, for purposes of complying with the applicable provisions of the Nasdaq Listing Rules (the “Recursion Share Issuance Proposal”); and

2.
To approve any motion to adjourn the Recursion Special Meeting to another time or place, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes at the time of the Recursion Special Meeting to approve the Recursion Share Issuance Proposal (the “Recursion Adjournment Proposal”).

You may vote your shares in advance of the meeting via the internet, by telephone or by mail or by attending and voting online at the Recursion Special Meeting via [•]. Please refer to the section “How do I vote?” in the joint proxy statement for detailed voting instructions. Whether or not you expect to attend the meeting, please sign, date and return the enclosed proxy card or vote over the internet at [•] or by telephone at [•] (toll free) as soon as possible to ensure that your shares are represented at the meeting.
Your vote is very important, regardless of the number of shares that you own.   You are encouraged to read the accompanying proxy materials carefully and in their entirety and submit your proxy as soon as possible so that your shares can be voted at the meeting in accordance with your instructions.
The Recursion Board has fixed the close of business on [•], 2024, as the record date for determining the Recursion stockholders entitled to receive notice of, and to vote at, the Recursion Special Meeting (the “Recursion record date”). Only holders of record of shares of Recursion Class A Common Stock and Recursion Class B Common Stock at the close of business on the Recursion record date are entitled to receive notice of, and to vote at, the Recursion Special Meeting.
You are entitled to cast one vote per share of Recursion Class A Common Stock that you hold as of the Recursion record date at the Recursion Special Meeting, and ten votes per share of Recursion Class B Common Stock that you hold as of the Recursion record date at the Recursion Special Meeting. The affirmative vote of a majority of the voting power of the shares of Recursion cast affirmatively or negatively at the Recursion Special Meeting will be necessary to approve both the Recursion Share Issuance Proposal and the Recursion Adjournment Proposal.
Your vote is very important. Whether or not you plan to attend the Recursion Special Meeting, we urge you to submit a proxy to vote by Internet or telephone to ensure that your shares are represented at the Recursion Special Meeting. We cannot complete the Transaction unless the Recursion Share Issuance Proposal is approved.

(Incorporated and registered in England and
Wales with registered number 13483814)
NOTICE OF COURT MEETING OF
EXSCIENTIA PLC
TO BE HELD ON [•], 202[4]
IN THE HIGH COURT OF JUSTICE
BUSINESS AND PROPERTY COURTS OF ENGLAND AND WALES
COMPANIES COURT (ChD)
CR-202[4]-[•]
IN THE MATTER OF EXSCIENTIA PLC
and
IN THE MATTER OF THE COMPANIES ACT 2006
NOTICE IS HEREBY GIVEN that, by an order dated [•] 202[4] made in the above matters, the High Court of Justice in England and Wales (the “Court”) has given permission for a meeting (the “Exscientia Court Meeting”) to be convened of the holders of Scheme Shares as at the Exscientia Voting Record Time (each as defined in the Scheme of Arrangement (as defined below)) for the purpose of considering and, if thought fit, approving (with or without modification) a scheme of arrangement proposed to be made pursuant to Part 26 of the United Kingdom Companies Act 2006 (the “Companies Act”) between Exscientia plc (the “Company”) and the holders of Scheme Shares (the “Scheme of Arrangement”), and that such meeting will be held at [the offices of Allen Overy Shearman Sterling LLP, One Bishops Square, London, E1 6AD] at [•] [a][p].m. (Eastern Standard Time) and [•] [a][p].m. (London time) on [•] 202[4], at which time all Scheme Shareholders are able to attend in person or by proxy.
A copy of the Scheme of Arrangement and a copy of the explanatory statement required to be published pursuant to section 897 of the Companies Act are incorporated in the joint proxy statement of which this Notice of Exscientia Court Meeting forms part.
Unless the context requires otherwise, any capitalised term used but not defined in this Notice of Exscientia Court Meeting shall have the meaning given to such term in the joint proxy statement of which this Notice of Exscientia Court Meeting forms part.
Voting on the resolution to approve the Scheme of Arrangement will be by poll, which shall be conducted as the Chair of the Exscientia Court Meeting may determine.
Right to Appoint a Proxy; Procedure for Appointment
Scheme Shareholders entitled to attend and vote at the Exscientia Court Meeting may attend such meeting in person or they may appoint another person or persons, whether a member of the Company or not, as their proxy or proxies, to exercise all or any of their rights to attend, submit written questions and vote at the Exscientia Court Meeting, provided that, where more than one proxy is appointed, each proxy is appointed to exercise the rights attached to a different share or shares.
It is important that, for the Exscientia Court Meeting, as many votes as possible are cast so that the Court may be satisfied that there is a fair representation of the opinions of Scheme Shareholders. At the Exscientia Court Meeting, the Scheme of Arrangement must be approved by a simple majority in number of Scheme Shareholders present and voting, in person or by proxy, representing at least 75% in value of the Scheme Shares in respect of which a vote has been cast. Scheme Shareholders are strongly encouraged to submit proxy appointments and instructions for the Exscientia Court Meeting as soon as possible, using any of the methods (by post, online or electronically through CREST) set out below, to ensure your vote is recorded.
The completion and return of the BLUE Form of Proxy by post (or transmission of a proxy appointment or voting instruction electronically, via www.proximity.io., online, through CREST or by any other procedure described below) will not prevent you from attending and voting at the Exscientia Court Meeting if you are entitled to and wish to do so.
(a)
Sending BLUE Form of Proxy by post

A BLUE Form of Proxy, for use at the Exscientia Court Meeting, has been provided with this Notice of Exscientia Court Meeting. Instructions for its use are set out on the form. It is requested that the BLUE Form of Proxy (together with any power of attorney or other authority, if any, under which it is signed, or a duly certified copy thereof) be returned in the pre-paid envelope provided to the Registrar, Computershare Investor Services Plc, by post to Computershare Investor Services Plc, The Pavilions, Bridgwater Road Bristol BS99 6ZY United Kingdom, so as to be received as soon as possible and not later than [•] [a][p].m. (London time) on [•] 202[4] (or, in the case of an adjournment or postponement of the Exscientia Court Meeting, 48 hours (excluding any part of such 48 hour period falling on a non-working day) before the time appointed for the adjourned or postponed meeting).
If the BLUE Form of Proxy for the Exscientia Court Meeting is not lodged by the relevant time, it may be presented in person to the Chair or Computershare Investor Services Plc representative who will be present at the Exscientia Court Meeting, at any time prior to the commencement of the Exscientia Court Meeting (or any adjournment or postponement thereof).
If you require additional proxy forms, please contact the Registrar, Computershare Investor Services Plc on 0370 707 1446 (or +44 370 707 1446 from overseas). Calls are charged at the standard geographic rate and will vary by provider. Calls from outside the United Kingdom will be charged at the applicable international rate. The helpline is open between 9.00 a.m. and 5.30 p.m., Monday to Friday, excluding for public holidays in England and Wales. Please note that the Registrar, Computershare Investor Services Plc cannot provide any financial, legal or tax advice and calls may be recorded and monitored for security and training purposes.
(b)
Online appointment of proxies

As an alternative to completing and returning the printed BLUE Form of Proxy, proxies may be appointed electronically by visiting eproxyappointment.com or, in the case of institutional investors, by logging into www.proxymity.io. and following the instructions therein. For an electronic proxy appointment to be valid, the appointment must be received by the Registrar, Computershare Investor Services Plc, not later than 48 hours (excluding any part of such 48-hour period falling on a non-working day) before the time fixed for the Exscientia Court Meeting (as set out in paragraph (a) above) or any adjournment or postponement thereof.
If the BLUE Form of Proxy for the Exscientia Court Meeting is not lodged by the relevant time, it may be presented in person to the Chair or Computershare Investor Services Plc representative who will be present at the Exscientia Court Meeting, at any time prior to the commencement of the Exscientia Court Meeting (or any adjournment or postponement thereof).
(c)
Electronic appointment of proxies through CREST

If you hold Scheme Shares in uncertificated form through CREST and wish to appoint a proxy or proxies for the Exscientia Court Meeting (or any adjournment or postponement thereof) using the CREST electronic proxy appointment service, you may do so by using the procedures described in the CREST Manual. CREST personal members or other CREST sponsored members, and those CREST members who have appointed any voting service provider(s), should refer to their CREST sponsor or voting service provider(s), who will be able to take the appropriate action on their behalf.

In order for a proxy appointment or instruction made using the CREST service to be valid, the appropriate CREST message (a “CREST Proxy Instruction”) must be properly authenticated in accordance with the specifications of Euroclear and must contain the information required for such instructions as described in the CREST Manual. The message (regardless of whether it constitutes the appointment of a proxy or an amendment to the instructions given to a previously appointed proxy) must, in order to be valid, be transmitted so as to be received by the Registrar, Computershare Investor Services Plc (ID number 3RA50), not later than 48 hours (excluding any part of such 48-hour period falling on a non-working day) before the time fixed for the Exscientia Court Meeting or any adjournment or postponement thereof (as set out in paragraph (a) above). For this purpose, the time of receipt will be taken to be the time (as determined by the timestamp applied to the message by the CREST Applications Host) from which the Registrar, Computershare Investor Services Plc, is able to retrieve the message by enquiry to CREST in the manner prescribed by CREST.
If the CREST proxy appointment or instruction is not received by this time, the BLUE Form of Proxy may be presented in person to the Chair or Computershare Investor Services Plc representative who will be present at the Exscientia Court Meeting, at any time prior to the commencement of the Exscientia Court Meeting (or any adjournment or postponement thereof).
CREST members and, where applicable, their CREST sponsors or voting service providers should note that Euroclear does not make available special procedures in CREST for any particular messages. Normal system timings and limitations will therefore apply in relation to the input of CREST Proxy Instructions. It is the responsibility of the CREST member concerned to take (or, if the CREST member is a CREST personal member or sponsored member or has appointed any voting service provider(s), to procure that his/her CREST sponsor or voting service provider(s) take(s)) such action as shall be necessary to ensure that a message is transmitted by means of the CREST system by any particular time. For further information on the logistics of submitting messages in CREST, CREST members and, where applicable, their CREST sponsors or voting service providers are referred, in particular, to those sections of the CREST Manual concerning practical limitations of the CREST system and timings.
The Company may treat as invalid a CREST Proxy Instruction in the circumstances set out in Regulation 35(5)(a) of the CREST Regulations.
Scheme Shareholders beneficially holding Scheme Shares indirectly through a nominee or similar arrangement, who wish to attend, speak and vote on an individual basis (in particular, for the purpose of approval of the Scheme of Arrangement by a majority in number of the Scheme Shareholders present and voting at the Exscientia Court Meeting), or to send a proxy to represent them at the Exscientia Court Meeting, may need first to arrange with their custodian, broker, nominee or trustee for the transfer of their Scheme Shares into their own name. As an alternative to appointing a proxy, any holder of Scheme Shares which is a corporation may appoint one or more corporate representatives who may exercise on its behalf all its powers as a member (see section below for further information).
Exscientia Voting Record Time
Entitlement to attend and vote at (in person or by proxy) the Exscientia Court Meeting or any adjournment or postponement thereof and the number of votes which may be cast at the Exscientia Court Meeting will be determined by reference to the register of members of the Company at [•] [a][p].m. (London time) on [•] 202[4] or, if the Exscientia Court Meeting is adjourned or postponed, 48 hours (excluding any part of such 48-hour period falling on a non-working day) before the time appointed for the adjourned or postponed meeting. Changes to the register of members after the relevant time shall be disregarded in determining the rights of any person to attend and vote at (in person or by proxy) the Exscientia Court Meeting.
Joint Holders
In the case of joint holders of Scheme Shares, the vote of the senior who tenders a vote, whether in person or by proxy, will be accepted to the exclusion of the vote(s) of the other joint holder(s). For this purpose, seniority will be determined by the order in which the names stand in the register of members of the Company in respect of the joint holding (the first being the most senior).

Corporate Representatives
As an alternative to appointing a proxy, any holder of Scheme Shares which is a corporation may appoint one or more corporate representatives who may exercise on its behalf all its powers as a member, provided that, if two or more corporate representatives purport to vote in respect of the same shares, if they purport to exercise the power in the same way as each other, the power is treated as exercised in that way, and in other cases the power is treated as not exercised.
Votes to be taken by a poll and results
At the Exscientia Court Meeting voting on the Exscientia Scheme Proposal will be by poll. The results of the poll will be announced by the filing of a Current Report on Form 6-K with the SEC and published on the Company’s website at https://www.exscientia.ai/ as soon as reasonably practicable following the conclusion of the Exscientia Court Meeting.
Holders of Exscientia ADSs
To instruct the Depositary to vote the Exscientia Shares represented by your Exscientia ADSs at the Exscientia Court Meeting you must be a holder of Exscientia ADSs at 5.00 p.m. (Eastern Standard Time) on [•] 202[4] (the “Exscientia ADS Voting Record Time”). Your voting entitlement will depend on the number of Exscientia ADSs you hold at the Exscientia ADS Voting Record Time.
Exscientia ADS holders may not attend or vote in person at the Exscientia Court Meeting. If you are a registered holder of Exscientia ADSs as of the Exscientia ADS Voting Record Time you will be able to instruct the Depositary to vote the Exscientia Shares represented by your Exscientia ADSs on your behalf by completing and returning an ADS voting instruction card to the Depositary no later than the time and date specified in the ADS voting instruction card. The Depositary will send to registered holders of Exscientia ADSs as of the Exscientia ADS Voting Record Time an ADS voting instruction card and an explanatory Depositary Notice. Please read the instructions carefully to ensure you have completed and signed the ADS voting instruction card correctly.
If you are an ADS holder holding via a bank, broker or nominee, you need to submit your vote through your bank, broker or nominee and complete the paperwork required by said party by their required deadlines.
An ADS voting instruction card with your voting instructions must be received by the Depositary by 10.00 a.m. (Eastern Standard Time) on [•] 202[4] in the manner and at the address specified in the ADS voting instruction card.
You can submit a new ADS voting instruction card at any time during the ADS voting period. If you wish to amend the ADS voting instruction card, you must do so in writing and sign your new ADS voting instruction card. The ADS voting instruction card received last received by the Depositary prior to the expiration of the ADS voting period will be the one that is followed.
Website providing information regarding the Exscientia Court Meeting
Information regarding the Exscientia Court Meeting and a copy of this Notice of Exscientia Court Meeting may be found on the Company’s website at https://www.exscientia.ai/. The information contained on Exscientia’s website is not incorporated into, and does not form a part of, this joint proxy statement or any other report or document on file with or furnished to the SEC.
By the said order, the Court has appointed [•] or, failing that, any other Exscientia Director to act as Chair of the Exscientia Court Meeting and has directed the Chair to report the result thereof to the Court.
The Scheme of Arrangement will be subject to the subsequent sanction of the Court.
Dated [•] 202[4]
ALLEN OVERY SHEARMAN STERLING LLP
One Bishops Square London E1 6AD
Solicitors for the Company

(Incorporated and registered in England and
Wales with registered number 13483814)
NOTICE OF GENERAL MEETING OF
EXSCIENTIA PLC
TO BE HELD ON [•], 202[4]
Notice is hereby given that a general meeting of Exscientia plc (for purposes of this Notice of General Meeting, the “Company”) will be held at [the offices of Allen Overy Shearman Sterling LLP, One Bishops Square, London, E1 6AD] at [•] [a][p].m. (London time) on [•] 202[4] (or as soon thereafter as the Exscientia Court Meeting concludes or is adjourned or postponed) for the purpose of considering and, if thought fit, passing the following resolution, which will be proposed as a special resolution.
Unless the context requires otherwise, any capitalised term used but not defined in this Notice of Exscientia General Meeting shall have the meaning given to such term in the joint proxy statement of which this Notice of Exscientia General Meeting forms part.
SPECIAL RESOLUTION
RESOLVED THAT for the purpose of giving effect to the scheme of arrangement dated [•] 202[4] (as amended or supplemented) between the Company and the holders of Scheme Shares (as defined in such scheme of arrangement), a copy of which has been produced to this meeting and for the purposes of identification signed by the chair of this meeting, in its original form or with or subject to any modification, addition, or condition as may be agreed between the Company and Recursion Pharmaceuticals (“Recursion”) and approved or imposed by the High Court of Justice in England and Wales (the “Court”) (the “Scheme of Arrangement”):
(A)
the directors of the Company (or a duly authorized committee of the directors) be and are hereby authorized to take all such action as they may consider necessary or appropriate for carrying the Scheme of Arrangement into effect; and

(B)
with effect from the passing of this resolution, the articles of association of the Company be and are hereby amended by the adoption and inclusion of the following new article 152:

“152. Scheme of Arrangement
152.1   In this article 152, references to the “Scheme of Arrangement” are to the scheme of arrangement dated [•] between the Company and the holders of Scheme Shares (as defined in the Scheme of Arrangement) under Part 26 of the Act in its original form or with or subject to any modification, addition or condition agreed between the Company and Recursion Pharmaceuticals, Inc. (the “Acquiror”) and approved or imposed by the High Court of Justice in England and Wales, and (save as defined in this article 152) terms defined in the Scheme of Arrangement shall have the same meanings in this article 152.
152.2   Notwithstanding any other provision of these articles or the terms of any resolution, whether ordinary or special, passed by the Company in general meeting, if the Company issues or transfers out of treasury any shares (other than to the Acquiror, any subsidiary of the Acquiror or its nominee(s) (each an “Acquiror Party”)) on or after the date of the adoption of this article 152 and prior to the Scheme Record Time, such shares shall be issued or transferred in the name of the relevant person subject to the terms of the Scheme of Arrangement (and shall be Scheme Shares for the purposes thereof) and the original or any subsequent holder or holders of such shares shall be bound by the Scheme of Arrangement accordingly.
152.3   Notwithstanding any other provision of these articles, if any shares in the Company are issued or transferred out of treasury to any person or such person’s nominee (other than an Acquiror

Party) (a “New Member”) at or after the Scheme Record Time (each a “Post-Scheme Share”) such shares will, provided that the Scheme of Arrangement has become effective, be issued or transferred on terms that they shall (on the Effective Date) or, if later, on issue or transfer (but subject to the terms of this article 152.3 and article 152.6) be immediately transferred to the Acquiror (or such persons as the Acquiror may direct) (the “Purchaser”), who shall be obliged to acquire each Post-Scheme Share in consideration of and conditional upon the Acquiror procuring delivery to the New Member of 0.7729 shares of Acquiror Common Stock (“Exchange Shares”) (the “Share Deliverable” and the ratio that an Exchange Share bears to each Scheme Share being the “Exchange Ratio”) for each Post-Scheme Share as would have been payable to a holder of the Scheme Shares under the Scheme of Arrangement, subject to article 152.5.
152.4   The Exchange Shares allotted and issued or transferred to a New Member (or nominee) pursuant to paragraph 152.3 of this article shall be credited as fully paid and shall rank equally in all respects with all other fully paid Acquiror Common Stock in issue at that time (other than as regards any dividend or other distribution payable by reference to a record date preceding the date of allotment or transfer) and shall be subject to the constitution of the Acquiror from time to time.
152.5   No fraction of an Exchange Share shall be allotted, issued or transferred to a New Member (or nominee) pursuant to this article. Any fraction of an Exchange Share to which a New Member would otherwise have become entitled shall be aggregated with the fractional entitlements of any other New Members whose shares are being transferred under this article on the same date and the maximum whole number of Exchange Shares resulting therefrom shall be allotted and issued to a person appointed by the Company. Such Exchange Shares shall then be sold in the market as soon as practicable after their allotment and issue, and the net proceeds of sale (after the deduction of all expenses and commissions incurred in connection with such sale, including any value added tax payable on the proceeds of sale) shall be paid in sterling to the persons entitled thereto in due proportions (rounded down to the nearest penny), except that individual entitlements to amounts of $5.00 or less shall be retained for the benefit of the Acquiror.
152.6   On any reorganisation of, or material alteration to, the share capital of the Company or Acquiror (including, without limitation, any subdivision and/or consolidation) carried out after the Effective Date, or a stock or scrip dividend is declared with a record date after the Effective Date, or any similar event shall have occurred (or if the number of Exscientia Shares represented by each Exscientia ADS shall have been changed pursuant to the Deposit Agreement), or the number or class of Exscientia Shares or Acquirer Common Stock shall have been changed or exchanged for a different number or class of Exscientia Shares or Acquirer Common Stock, then the Exchange Ratio and the Share Deliverable shall be appropriately adjusted by the directors in such manner as the auditors of the Company or an independent investment bank selected by the Company (whichever in their absolute discretion the directors may elect) may determine to be appropriate to reflect such reorganisation or alteration and to provide to Acquiror, Scheme Shareholders and New Members the same economic effect as contemplated under article 152.3. References in this article 152 to such shares shall, following such adjustment, be construed accordingly.
152.7   Any New Member may, prior to the issue or transfer of any Post-Scheme Shares to them under any Company Share Plans or any other Company option, stock unit award, option equity award or other similar equity award plan, give not less than two Business Day’s written notice to the Company in such manner as the board shall prescribe of their intention to transfer some or all of such Post-Scheme Shares to their spouse or civil partner and may, if such notice has been validly given, on such Post-Scheme Shares being issued or transferred to them immediately transfer to their spouse or civil partner any such Post-Scheme Shares, provided that such Post-Scheme Shares will then be immediately transferred from that spouse or civil partner to the Purchaser pursuant to this article 152 as if the spouse or civil partner were the relevant New Member. If notice has been validly given pursuant to this article but the New Member does not immediately transfer to their spouse or civil partner the Post-Scheme Shares in respect of which notice was given, such shares shall be transferred directly to the Acquiror (or as it may direct) pursuant to this article.
152.8   To give effect to any transfer of Post-Scheme Shares required by this article 152, Acquiror may appoint any person as attorney and/or agent for the New Member to transfer the Post-Scheme

Shares to the Purchaser and execute and deliver as transferor a form or forms of transfer or other instrument or instruction of transfer (whether as a deed or otherwise) on behalf of the New Member (or any subsequent holder or any nominee of such New Member or any such subsequent holder) in favour of the Purchaser and do all such other things and execute and deliver all such documents (whether as a deed or otherwise) as may in the opinion of the attorney and/or agent be necessary or desirable to vest the Post-Scheme Shares in the Purchaser and, pending such vesting, to exercise all such rights and privileges attaching to the Post-Scheme Shares as the Purchaser may direct. If an attorney and/or agent is so appointed, the New Member shall not thereafter (except to the extent that the attorney and/or agent fails to act in accordance with the directions of the Purchaser) be entitled to exercise any rights or privileges attaching to the Post-Scheme Shares unless so agreed by the Purchaser. The Company may give good receipt for the delivery of the Share Deliverable for each Post-Scheme Share and may register the Purchaser as holder thereof and issue to it certificates for the same. The Company shall not be obliged to issue a certificate to the New Member for any Post-Scheme Shares. The Purchaser shall, subject to Applicable Law, settle the consideration due to the New Member pursuant to article 152.3 above by the delivery of the Share Deliverable for each Post-Scheme Share as soon as reasonably practicable following the issue of the Post-Scheme Shares to the New Member. Acquiror shall allot and issue or transfer the Exchange Shares to the New Member and send a cheque in sterling drawn on a UK clearing bank in favour of the New Member in respect of any fractional entitlements no later than 14 days after the date of the issue or transfer of the Post-Scheme Shares to the New Member unless: (a) the Company, in its sole discretion, determines in accordance with article 152.10 in respect of any New Member with a registered address in a jurisdiction outside the United Kingdom or whom the Company reasonably believes to be a citizen, resident or national of a jurisdiction outside the United Kingdom that such Exchange Shares shall be sold in which case the Exchange Shares shall be sold and the net proceeds of sale distributed to the persons so entitled in accordance with article 152.9; or (b) the Company, in its sole discretion, determines in accordance with article 152.9 in respect of any New Member with a registered address in a jurisdiction outside the United Kingdom or whom the Company reasonably believes to be a citizen, resident or national of a jurisdiction outside the United Kingdom that a cash amount equal to the value of the Exchange Shares shall be paid to the New Member, in which case Acquiror shall send a cheque in sterling drawn on a UK clearing bank in favour of the New Member for the consideration for such Post-Scheme Shares and in respect of any fractional entitlements no later than 14 days after the date of the issue or transfer of the Post-Scheme Shares to the New Member.
152.9   If, in respect of any New Member with a registered address in a jurisdiction outside the United Kingdom or whom the Company reasonably believes to be a citizen, resident or national of a jurisdiction outside the United Kingdom, the Company is advised that the allotment and/or issue or transfer of Exchange Shares pursuant to this article would or may infringe the laws of such jurisdiction or would or may require the Company and/or the Acquiror to comply with any governmental or other consent or any registration, filing or other formality with which the Company and/or Acquiror is unable to comply or compliance with which the Company and/or the Acquiror regards as unduly onerous, the Company may, in its sole discretion, determine that such Exchange Shares shall be sold or a cash amount equal to the value of the Exchange Shares shall be paid to the New Member. In the event that the Exchange Shares are to be sold, the Company shall appoint a person to act as attorney or agent for the New Member pursuant to this article and such person shall be authorised on behalf of such New Member to procure that any shares in respect of which the Company has made such determination shall, as soon as practicable following the allotment, issue or transfer of such shares, be sold, including being authorised to execute and deliver as transferor a form of transfer or other instrument or instruction of transfer on behalf of the New Member (whether as a deed or otherwise). The net proceeds of such sale (after the deduction of all expenses and commissions incurred in connection with such sale, including any value added tax payable on the proceeds of sale), or the cash amount equal to the value of the Exchange Shares, shall be paid to the persons entitled thereto in due proportions as soon as practicable, save that any fractional cash entitlements shall be rounded down to the nearest whole penny.
152.10   Notwithstanding any other provision of these articles, both the Company and the directors of the Company shall refuse to register the transfer of any shares between the Scheme Record Time and the Effective Date, other than to the Purchaser pursuant to the Scheme of Arrangement.

152.11   If the Scheme of Arrangement shall not have become effective by the date referred to in (or otherwise set in accordance with) clause [8] of the Scheme of Arrangement, this article 152 shall cease to be of any effect.”
(C)
the Company be and is hereby directed to deliver the Court Order to the Registrar of Companies in England and Wales if the Court Sanction is obtained and provided that no injunction or other Order by any court or other tribunal of competent jurisdiction shall have been entered and shall continue to be in effect and no Law shall have been adopted that remains in effect or effective, in each case that prevents, enjoins, prohibits or makes illegal the consummation of the Transaction; and

(D)
the directors of the Company (or a duly authorized committee of the directors) be and are hereby directed that they need not undertake a Exscientia Adverse Recommendation Change in connection with a Superior Proposal or cause the Company to terminate the Transaction Agreement in order to enter into a definitive agreement relating to a Superior Proposal following the time at which the Company Shareholder Approval is obtained (capitalized terms in this resolution having the meanings set forth in the Transaction Agreement).

[•] 202[4]
By order of the Exscientia Board
Daniel Ireland
Company Secretary
Exscientia plc
Registered Office: The Schrodinger Building Oxford Science Park Oxford, Oxfordshire, OX4 4GE, United Kingdom
Registered in England and Wales, company number 13483814
Notes:
The following notes explain your general rights as an Exscientia shareholder and your right to attend and vote at the Exscientia General Meeting or to appoint someone else to vote on your behalf. The Exscientia General Meeting is being held as a physical meeting. The nature of business of the Exscientia General Meeting is to consider and, if thought fit, pass the Exscientia Scheme Implementation Proposal.
1.   Special Resolution
In order for the Exscientia Scheme Implementation Proposal above to be passed, not less than 75% of the votes cast by those entitled to vote must be in favour in order to pass the resolution as a special resolution.
2.   Attendance at the Meeting
Any changes to the arrangements for the Exscientia General Meeting will be communicated to Exscientia shareholders before the Exscientia General Meeting, including through the Company’s website at https://www.exscientia.ai/.
3.   Entitlement to attend and vote
The Company has specified that only those members registered on the register of members of the Company at [•] [a][p].m. (London time) on [•] 202[4] (the “Exscientia Voting Record Time”) (or, if the meeting is adjourned or postponed to a time more than 48 hours after the Exscientia Voting Record Time, 48 hours (excluding any part of such 48-hour period falling on a day that is a non-working day) before the time fixed for the adjourned or postponed Meeting) shall be entitled to attend and vote at (in person or by proxy) the Exscientia General Meeting in respect of the number of shares registered in their name at that time. If the meeting is adjourned or postponed to a time not more than 48 hours after the Exscientia Voting Record Time, that time will also apply for the purpose of determining the entitlement of members to attend and vote (and for the purposes of determining the number of votes they may cast) at the adjourned or postponed meeting. Changes to the register of members after the relevant deadline shall be disregarded in determining the rights of any person to attend and vote at the Exscientia General Meeting.
Holders of Exscientia Shares who hold their Exscientia Shares indirectly through a broker, bank, trust company or other nominee must rely on the procedures of such broker, bank, trust company or other nominee in order to assert the rights of a holder of Exscientia Shares to vote at the Exscientia Shareholder Meetings. If this applies to you, we encourage you to consult your broker, bank, trust company or other nominee as soon as possible.
Any Exscientia shareholders who beneficially hold Exscientia Shares indirectly, through a nominee or similar arrangement, through CREST or in certificated form, should contact their custodian, broker, nominee or trustee to obtain the necessary documentation in order to provide voting instructions in relation to the Exscientia Court Meeting and the Exscientia General Meeting in the manner and by the cut off time stipulated by their custodian, broker, nominee or trustee. Exscientia shareholders beneficially holding Exscientia Shares indirectly through a nominee or similar arrangement, who wish to attend, speak and vote on an individual basis (in particular, for the purpose of approval of the Scheme of Arrangement by a majority in number of the Scheme Shareholders present and voting at the Exscientia Court Meeting), or to send a proxy or corporate representative to represent them at the Exscientia Court Meeting or Exscientia General Meeting, may need first to arrange with their custodian, broker, nominee or trustee for the transfer of their Exscientia Shares into their own name.
4.
Appointment of proxies

Exscientia shareholders are strongly encouraged to submit proxy appointments and instructions for the Exscientia General Meeting as soon as possible, using any of the methods (by post, via www.proximity.io., online, or electronically through CREST) set out below.
An Exscientia shareholder entitled to attend and vote at the Exscientia General Meeting may appoint one or more proxies to exercise all or any of the Exscientia shareholder’s rights to attend and, on a poll, to vote instead of that Exscientia shareholder. A proxy need not be an Exscientia shareholder but must attend the meeting for the Exscientia shareholder’s vote to be counted. If an Exscientia shareholder appoints more than one proxy to attend the meeting, each proxy must be appointed to exercise the rights attached to a different share or shares held by the Exscientia shareholder. If an Exscientia shareholder wishes to appoint more than one proxy they must complete a separate YELLOW Form of Proxy for each proxy or, if appointing multiple proxies electronically, follow the instructions given on the relevant electronic facility (see notes below). Additional YELLOW Forms of Proxy can be obtained from the Registrar, Computershare Investor Services Plc on 0370 707 1446 (or +44 370 707 1446 from overseas). The helpline is open between 9.00 a.m. and 5.30 p.m., Monday to Friday, excluding public holidays in England and Wales. Please note that the Registrar, Computershare Investor Services Plc cannot provide any financial, legal or tax advice and calls may be recorded and monitored for security and training purposes.
The completion and return of the YELLOW Form of Proxy by post (or transmission of a proxy appointment or voting instruction electronically, online, through CREST or by any other procedure described below) will not prevent Exscientia shareholders from attending and voting at the Exscientia General Meeting if they are entitled to and wish to do so.
If two or more valid but differing appointments of a proxy are received in respect of the same share for use at the same meeting, the one which is last received (regardless of its date or the date of its signature) shall be treated as replacing and revoking the others as regards that share; if the Company is unable to determine which was last received, none of them shall be treated as valid in respect of that share.
(d)
Sending YELLOW Form of Proxy by post

A YELLOW Form of Proxy, for use at the Exscientia General Meeting, has been provided with this Notice of Exscientia General Meeting. Instructions for its use are set out on the form. It is requested that the YELLOW Form of Proxy (together with any power of attorney or other authority, if any, under which it is signed, or a duly certified copy thereof) be returned in the pre-paid envelope provided to the Registrar,

Computershare Investor Services Plc, by post to Computershare Investor Services Plc, The Pavilions, Bridgwater Road Bristol BS99 6ZY United Kingdom, so as to be received as soon as possible and in any event not later than [•] [a][p].m. (London time) on [•] 202[4] (or, in the case of an adjournment or postponement of the Exscientia General Meeting, 48 hours (excluding any part of such 48-hour period falling on a non-working day) before the time appointed for the adjourned or postponed meeting).
If the YELLOW Form of Proxy for the Exscientia General Meeting is not lodged by the relevant time, it will be invalid.
(e)
Online appointment of proxies

As an alternative to completing and returning the printed YELLOW Form of Proxy, proxies may be appointed electronically by visiting eproxyappointment.com or, in the case of institutional investors, by logging into www.proxymity.io. and following the instructions therein. For an electronic proxy appointment to be valid, the appointment must be received by the Registrar, Computershare Investor Services Plc not later than 48 hours (excluding any part of such 48-hour period falling on a non-working day) before the time fixed for the Exscientia General Meeting (as set out in paragraph (d) above) or any adjournment or postponement thereof. Full details of the procedure to be followed to appoint a proxy electronically are given on the website.
(f)
Electronic appointment of proxies through CREST

If you hold Exscientia Shares in uncertificated form through CREST and wish to appoint a proxy or proxies for the Exscientia General Meeting (or any adjournment or postponement thereof) using the CREST electronic proxy appointment service, you may do so by using the procedures described in the CREST Manual. CREST personal members or other CREST sponsored members, and those CREST members who have appointed any voting service provider(s), should refer to their CREST sponsor or voting service provider(s), who will be able to take the appropriate action on their behalf.
In order for a proxy appointment or instruction made using the CREST service to be valid, the appropriate CREST message (a “CREST Proxy Instruction”) must be properly authenticated in accordance with the specifications of Euroclear and must contain the information required for such instructions as described in the CREST Manual. The message (regardless of whether it constitutes the appointment of a proxy or an amendment to the instructions given to a previously appointed proxy) must, in order to be valid, be transmitted so as to be received by the Registrar, Computershare Investor Services Plc (ID number 3RA50) not later than 48 hours (excluding any part of such 48-hour period falling on a non-working day) before the time fixed for the Exscientia General Meeting (as set out in paragraph (d) above) or any adjournment or postponement thereof. For this purpose, the time of receipt will be taken to be the time (as determined by the timestamp applied to the message by the CREST Applications Host) from which the Registrar, Computershare Investor Services Plc is able to retrieve the message by enquiry to CREST in the manner prescribed by CREST.
CREST members and, where applicable, their CREST sponsors or voting service providers should note that Euroclear does not make available special procedures in CREST for any particular messages. Normal system timings and limitations will therefore apply in relation to the input of CREST Proxy Instructions. It is the responsibility of the CREST member concerned to take (or, if the CREST member is a CREST personal member or sponsored member or has appointed any voting service provider(s), to procure that his/her CREST sponsor or voting service provider(s) take(s)) such action as shall be necessary to ensure that a message is transmitted by means of the CREST system by any particular time. For further information on the logistics of submitting messages in CREST, CREST members and, where applicable, their CREST sponsors or voting service providers are referred, in particular, to those sections of the CREST Manual concerning practical limitations of the CREST system and timings.
The Company may treat as invalid a CREST Proxy Instruction in the circumstances set out in Regulation 35(5)(a) of the CREST Regulations.
5.
Appointment of a proxy by joint holders

In the case of joint holders, where more than one of the joint holders purports to appoint one or more proxies, only the purported appointment submitted by the most senior holder will be accepted. Seniority shall be determined by the order in which the names of the joint holders stand in the Company’s register of members in respect of the joint holding.
6.
Corporate representatives

Any corporation which is a shareholder can appoint one or more corporate representatives who may exercise on its behalf all of its powers, provided that if two or more representatives purport to vote in respect of the same shares, if they purport to exercise the power in the same way as each other, the power is treated as exercised in that way and, in other cases, the power is treated as not exercised.
7.
Votes to be taken by a poll and results

At the Exscientia General Meeting voting on the Exscientia Scheme Implementation Proposal will be by poll. The results of the poll will be announced by the filing of a Current Report on Form 6-K with the SEC and published on the Company’s website at https://www.exscientia.ai/ as soon as reasonably practicable following the conclusion of the Exscientia General Meeting.
The “Withheld” option on the YELLOW Form of Proxy is provided to enable Exscientia shareholders to abstain from voting on the Exscientia Scheme Implementation Proposal. However, a vote withheld is not a vote in law and will not be counted in the calculation of proportion of votes “For” and “Against” the Exscientia Scheme Implementation Proposal. If no voting indication is given, your proxy will vote or abstain from voting at their discretion.
8.
Holders of Exscientia ADSs

To instruct the Depositary to vote the Exscientia Shares represented by your Exscientia ADSs at the Exscientia General Meeting you must be a holder of Exscientia ADSs at 5.00 p.m. (Eastern Standard Time) on [•] 202[4] (the “Exscientia ADS Voting Record Time”). Your voting entitlement will depend on the number of Exscientia ADSs you hold at the Exscientia ADS Voting Record Time.
Exscientia ADS holders cannot attend or vote in person at the Exscientia General Meeting. If you are a registered holder of Exscientia ADSs as of the Exscientia ADS Voting Record Time you will be able to instruct the Depositary to vote the Exscientia Shares represented by your Exscientia ADSs on your behalf by completing and returning an ADS voting instruction card to the Depositary no later than the time and date specified in the ADS voting instruction card. The Depositary will send to registered holders of Exscientia ADSs as of the Exscientia ADS Voting Record Time an ADS voting instruction card and an explanatory Depositary Notice. Please read the instructions carefully to ensure you have completed and signed the ADS voting instruction card correctly.
If you are an ADS holder holding via a bank, broker or nominee, you need to submit your vote through your bank, broker or nominee and complete the paperwork required by said party by their required deadlines.
An ADS voting instruction card with your voting instructions must be received by the Depositary by 10.00 a.m. (Eastern Standard Time) on [•] 202[4] in the manner and at the address specified in the ADS voting instruction card.
You can submit a new ADS voting instruction card at any time during the ADS voting period. If you wish to amend the ADS voting instruction card, you must do so in writing and sign your new ADS voting instruction card. The ADS voting instruction card received last received by the Depositary prior to the expiration of the ADS voting period will be the one that is followed.
9.
Website providing information regarding the Exscientia General Meeting

Information regarding the Exscientia General Meeting, including information required by section 311A of the United Kingdom Companies Act 2006 (the “Companies Act”) and a copy of this Notice of Exscientia General Meeting may be found on the Company’s website at https://www.exscientia.ai/. The information contained on the Company’s website is not incorporated into, and does not form a part of, this joint proxy statement or any other report or document on file with or furnished to the SEC.

10.
Issued share capital and total voting rights

As at [•] 202[4] (being the Latest Practicable Date prior to the publication of this Notice of Exscientia General Meeting), the Company’s issued share capital consisted of [•] ordinary shares of £0.0005 per share (including ordinary shares represented by ADSs, carrying one vote each). Therefore, the total voting rights in the Company as at [•] 202[4] were [•] votes.
11.
Further questions and communication

Under section 319A of the Companies Act, any Exscientia shareholder attending the Exscientia General Meeting has the right to ask questions. As set out above, Exscientia shareholders, if attending in person, will be permitted to ask questions at the Exscientia General Meeting. The Company must cause to be answered any such question relating to the business being dealt with at the Exscientia General Meeting but no such answer need be given if: (a) to do so would interfere unduly with the preparation for the Exscientia General Meeting or involve the disclosure of confidential information; (b) the answer has already been given on a website in the form of an answer to a question; or (c) it is undesirable in the interests of the Company or the good order of the Exscientia General Meeting that the question be answered.
Exscientia shareholders who have any queries about the Exscientia General Meeting, or are in any doubt as to how to complete the Forms of Proxy or to submit proxies electronically or online, should contact the Registrar, Computershare Investor Services Plc, on 0370 707 1446 (or +44 370 707 1446 from overseas). Calls are charged at the standard geographic rate and will vary by provider. Calls from outside the United Kingdom will be charged at the applicable international rate. The helpline is open between 9.00 a.m. and 5.30 p.m., Monday to Friday excluding for public holidays in England and Wales. Please note that the Registrar, Computershare Investor Services Plc, cannot provide any financial, legal or tax advice and calls may be recorded and monitored for security and training purposes.
Exscientia shareholders may not use any electronic address provided in this Notice of Exscientia General Meeting or in any related documents to communicate with the Company for any purpose other than those expressly stated. Any electronic communications, including the lodgement of any electronic proxy form, received by the Company, or its agents, that is found to contain any virus will not be accepted.

ADDITIONAL INFORMATION
This joint proxy statement incorporates important business and financial information about Recursion and Exscientia from other documents that each company has filed with the SEC. For a listing of documents incorporated by reference into this joint proxy statement, please see the section entitled “Where You Can Find More Information” of this joint proxy statement.
You can obtain the documents incorporated by reference into this joint proxy statement free of charge by visiting the SEC’s website at http://www.sec.gov, from Recursion by visiting http://ir.recursion.com, from Exscientia by visiting http://investors.exscientia.ai or by requesting them in writing or by telephone from the appropriate company at the following addresses and telephone numbers. The information contained on Recursion’s and Exscientia’s websites is not incorporated into, and does not form a part of, the accompanying joint proxy statement or any other report or document on file with or furnished to the SEC.
Recursion Pharmaceuticals, Inc. 41 S Rio Grande Street Salt Lake City, UT 84101 United States of America Attention: Investor Relations investor@recursion.com (385) 269-0203	Exscientia plc The Schrödinger Building Oxford Science Park Oxford OX4 4GE United Kingdom Attention: Investor Relations investors@exscientia.ai
If you are a Recursion stockholder, you may also request copies of this joint proxy statement and any of the documents incorporated by reference into this joint proxy statement or other information concerning Recursion, without charge, by written or telephonic request directed to Innisfree M&A Incorporated, Recursion’s proxy solicitor, by calling +1 (877) 750-0537. If you would like to request any documents, please do so by [•], 2024, in order to receive them before the Recursion Special Meeting.
If you are an Exscientia shareholder, you may also request copies of this joint proxy statement and any of the documents incorporated by reference into this joint proxy statement or other information concerning Exscientia, without charge, by written or telephonic request directed to Campaign Management, Exscientia’s proxy solicitor, by calling +1 (888) 725-4553. If you would like to request any documents, please do so by [•], 2024, in order to receive them before the Exscientia Shareholder Meetings.

ABOUT THIS JOINT PROXY STATEMENT
This document constitutes a proxy statement of Recursion under Section 14(a) of the Securities Exchange Act of 1934, as amended. This joint proxy statement also constitutes notice of meeting with respect to each of the Recursion Special Meeting and the Exscientia Shareholder Meetings and contains an explanatory statement in respect of the Scheme of Arrangement (as required by section 897 of the Companies Act 2006).
Recursion has supplied all information contained or incorporated by reference in this joint proxy statement relating to Recursion, and Exscientia has supplied all such information relating to Exscientia. Recursion and Exscientia have each contributed to such information relating to the Transaction.
You should rely only on the information contained or incorporated by reference in this joint proxy statement. Neither Recursion nor Exscientia has authorized anyone to provide you with information that is different from that contained or incorporated by reference in this joint proxy statement. This joint proxy statement is dated [•], 2024, and you should not assume that the information contained in this joint proxy statement is accurate as of any date other than such date unless otherwise specifically provided herein.
Further, you should not assume that the information incorporated by reference in this joint proxy statement is accurate as of any date other than the date of the incorporated document. Neither the mailing of this joint proxy statement to Recursion stockholders or Exscientia shareholders nor the issuance by Recursion of Recursion Shares pursuant to the Transaction Agreement will create any implication to the contrary.
Unless otherwise indicated or as the context otherwise requires, all references in this joint proxy statement to:
•
“1933 Act” means the U.S. Securities Act of 1933, as amended.

•
“1934 Act” means the U.S. Securities Exchange Act of 1934, as amended.

•
“Allen & Company” means Allen & Company LLC, financial advisor to Recursion.

•
“Centerview” means Centerview Partners LLC, financial advisor to Exscientia.

•
“closing” means the closing of the Transaction.

•
“closing date” means the date on which the closing actually occurs.

•
“Code” means United States Internal Revenue Code of 1986, as amended.

•
“Companies Act” means the United Kingdom Companies Act 2006.

•
“Court” means the High Court of Justice of England and Wales.

•
“Court Order” means the order of the Court sanctioning the Scheme of Arrangement under section 899 of the Companies Act.

•
“Court Sanction Hearing” means the Court hearing at which the Court will decide whether to sanction the Scheme of Arrangement.

•
“Deposit Agreement” means the deposit agreement, by and among Exscientia, the Depositary and all holders and beneficial owners of Exscientia ADSs issued thereunder, as amended, modified or supplemented from time to time.

•
“Depositary” means Citibank, N.A. as depositary under the Deposit Agreement.

•
“DR Nominee” has the meaning set forth in the Scheme of Arrangement (being a company falling within Section 67(6) and Section 93(3) of the United Kingdom Finance Act 1986 as Recursion may in its sole discretion appoint in order to act as transferee of the Exscientia Shares underlying the Exscientia ADSs pursuant to the Scheme of Arrangement).

•
“DTC” means The Depository Trust Company.

•
“Effective Time” means the time at which the Scheme of Arrangement becomes effective (being the time that the Court Order is delivered to the Registrar of Companies in England and Wales in accordance with section 899(4) of the Companies Act).

i

•
“Euroclear” means Euroclear UK & Ireland Limited incorporated in England and Wales with registered number 02878738.

•
“Exchange Ratio” means 0.7729 Recursion Share to each Scheme Share.

•
“Exscientia” means Exscientia plc, a public limited company incorporated in England and Wales.

•
“Exscientia ADS Register” means the register of Exscientia ADSs and registered holders of Exscientia ADSs maintained by the Depositary.

•
“Exscientia ADSs” means American Depositary Shares representing, as of the date of this joint proxy statement, a beneficial ownership interest in one Exscientia Share on deposit with the Depositary (or a custodian under the Deposit Agreement), subject to the terms and conditions of the Deposit Agreement.

•
“Exscientia ADS Voting Record Time” means [•] p.m. (New York time) on [•] 2024.

•
“Exscientia Articles” means the articles of association of Exscientia.

•
“Exscientia Board” means the Board of Directors of Exscientia.

•
“Exscientia Board recommendation” means the recommendation by the Exscientia Board that Exscientia shareholders vote in favor of the Exscientia Scheme Proposal at the Court Meeting and the Exscientia Scheme Implementation Proposal at the Exscientia General Meeting.

•
“Exscientia Court Meeting” means the meeting of the eligible Exscientia shareholders convened with the permission of the Court for the purpose of considering and, if thought fit, approving the Exscientia Scheme Proposal.

•
“Exscientia General Meeting” means the general meeting of the eligible Exscientia shareholders to be held for the purpose of considering and, if thought fit, passing the Exscientia Scheme Implementation Proposal and the Exscientia Executive Compensation Proposal.

•
“Exscientia Proposals” means the Exscientia Scheme Proposal and the Exscientia Scheme Implementation Proposal.

•
“Exscientia Scheme Proposal” means the proposal at the Exscientia Court Meeting to approve the Scheme of Arrangement.

•
“Exscientia Scheme Implementation Proposal” means at the Exscientia General Meeting the proposal to (i) authorize the Exscientia Board to take all action necessary or appropriate for carrying the Scheme of Arrangement into effect and (ii) make certain amendments to the Exscientia Articles in order to facilitate the Transaction, including provisions to ensure that any Exscientia Shares that are issued at or after the Voting Record Time will either be subject to the terms of the Scheme of Arrangement or will be acquired by Recursion on the same terms as under the Scheme of Arrangement.

•
“Exscientia shareholders” means holders of Exscientia Shares and/or holders of Exscientia ADSs.

•
“Exscientia Shareholder Meetings” means the Exscientia Court Meeting and the Exscientia General Meeting.

•
“Exscientia Shares” means ordinary shares, par value £0.0005 per share, of Exscientia.

•
“Exscientia Voting Record Time” means [•] p.m. (London time) on [•] or, if the Exscientia Court Meeting and/or Exscientia General Meeting is adjourned or postponed, 48 hours (excluding any part of such 48-hour period falling on a non-working day) before the time fixed for the adjourned or postponed meeting(s).

•
“Forecasts” means the unaudited prospective financial information described in this joint proxy statement.

•
“Foreign Investment Law” means any applicable laws that are designed to prohibit, restrict or regulate foreign investment.

•
“Forms of Proxy” means the forms of proxy in connection with each of the Exscientia Court Meeting and Exscientia General Meeting which accompany this document (each a “Form of Proxy”).

•
“Governmental Authority” means any national, transnational, domestic or foreign federal, state or local governmental, regulatory or administrative authority, department, court, agency, commission or official, including any political subdivision thereof, or any non-governmental self-regulatory agency, commission or authority and any arbitral tribunal.

•
“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder.

•
“Nasdaq” means the NASDAQ Global Select Market or the NASDAQ Stock Market LLC, as applicable.

•
“proxy card(s)” means with respect to Recursion, the proxy card for the Recursion Special Meeting, and with respect to Exscientia, means the Forms of Proxy.

•
“Recursion” means Recursion Pharmaceuticals, Inc., a Delaware corporation.

•
“Recursion Adjournment Proposal” means the proposal to adjourn the Recursion Special Meeting to a later date or time, if necessary or appropriate, to solicit additional proxies in the event there are insufficient votes at the time of such adjournment to approve the Recursion Share Issuance Proposal.

•
“Recursion Board” means the Board of Directors of Recursion.

•
“Recursion Bylaws” means the bylaws of Recursion.

•
“Recursion Charter” means the certificate of incorporation of Recursion.

•
“Recursion Class A Common Stock” means shares of Class A common stock of Recursion, par value $0.00001 per share.

•
“Recursion Class B Common Stock” means shares of Class B common stock of Recursion, par value $0.00001 per share.

•
“Recursion Proposals” means the Recursion Share Issuance Proposal and the Recursion Adjournment Proposal.

•
“Recursion record date” means close of business on [•], 2024.

•
“Recursion Share Issuance Proposal” means the proposal that Recursion stockholders approve the issuance of Recursion Class A Common Stock in connection with the Transaction.

•
“Recursion Shares” means Recursion Class A Common Stock.

•
“Recursion Special Meeting” means the special meeting of Recursion stockholders to be held on [•], 2024.

•
“Registrar” means Computershare Investor Services Plc.

•
“Scheme Shareholder” means a holder of Scheme Shares.

•
“Scheme of Arrangement” or “Scheme” means the Court-sanctioned scheme of arrangement to effect the Transaction under Part 26 of the Companies Act, as set out in the section entitled “The Scheme of Arrangement” beginning on page 137 of this joint proxy statement.

•
“Scheme Record Time” means [•] p.m. (London time) on the business day immediately prior to the Effective Time.

•
“Scheme Shareholders” has the meaning set forth in the Scheme of Arrangement, being the holders of Scheme Shares whose names appear in the register of members of Exscientia at the Scheme Record Time.

•
“Scheme Shares” has the meaning set forth in the Scheme of Arrangement, being the Exscientia Shares:

•
in issue at the date of the Scheme of Arrangement;

•
(if any) issued after the date of the Scheme of Arrangement and prior to the Voting Record Time; and

•
(if any) issued at or after the Voting Record Time and prior to the Scheme Record Time, either on terms that the original or any subsequent holders thereof shall be bound by the Scheme of Arrangement or in respect of which the holders thereof shall have agreed in writing to be bound by the Scheme of Arrangement,

•
in each case (where the context requires), remaining in issue at the Scheme Record Time, but excluding any Excluded Shares at any relevant date or time.

•
“SEC” means the U.S. Securities and Exchange Commission.

•
“Securities Act” means the Securities Act of 1933, as amended.

•
“Transaction” means the acquisition by Recursion of the entire issued and to be issued share capital of Exscientia pursuant to the Transaction Agreement.

•
“Transaction Agreement” means the transaction agreement, dated as of August 8, 2024, by and between Exscientia and Recursion, as it may be amended, modified or supplemented from time to time.

•
“VAT” means (i) any tax charged or imposed pursuant to Council Directive 2006/112/EC or any national legislation implementing such Directive; and (ii) to the extent not included in (i), any value added tax imposed by the United Kingdom Value Added Tax Act 1994 and any related secondary legislation.

•
“$”, “U.S. dollars,” “USD,” and “U.S.$” are references to United States dollars.

•
“£”, “British pounds” and “GBP” are references to the lawful currency of the United Kingdom.

EXPECTED TIMETABLE OF PRINCIPAL EVENTS
All dates and times relating to the Scheme of Arrangement are based on Recursion’s and Exscientia’s current expectations and are subject to change. If any of the dates or times in this expected timetable change materially, the revised dates and/or times will be published by public announcement in the United States and by making such announcement available on Exscientia’s website at https://www.exscientia.ai/.
Event	Time and/or date(1)
Publication of this joint proxy statement	[month], [day] 2024
Exscientia ADS Voting Record Time	5.00 p.m. (Eastern Standard time) on [month], [day] 2024
Latest time for receipt by the Depositary of Exscientia ADS voting instructions for Exscientia Court Meeting and Exscientia General Meeting	10.00 a.m. (Eastern Standard time) on [month], [day] 2024
Latest time for receipt by the Registrar of Forms of Proxy for Exscientia Court Meeting (BLUE form)	[time] (London time) on [month], [day] 2024(2)
Latest time for receipt by the Registrar of Forms of Proxy for Exscientia General Meeting (YELLOW form)	[time] (London time) on [month], [day] 2024(3)
Exscientia Voting Record Time	[time] (London time) on [month], [day] 2024(4)
Exscientia Court Meeting	[time] (London time) on [month], [day] 2024
Exscientia General Meeting	[time] (London time) on [month], [day] 2024(5)
The following dates and times associated with the Scheme of Arrangement are presented for illustrative purposes only, are subject to change and will depend on, among other things, the date on which the conditions to the Scheme of Arrangement are satisfied or, if capable of waiver, waived, the date on which the Court sanctions the Scheme of Arrangement and the date on which the Court Order is delivered to the Registrar of Companies in England and Wales. Exscientia will give adequate notice of all of these dates and times, when known, by public announcement in the United States and by making the announcement available of Exscientia’s website at https://www.exscientia.ai/. Further updates and changes to these times will be notified in the same way. See also note (1).
Last day for dealing in Exscientia ADSs on Nasdaq by investors	D-1 or D
Scheme Record Time	6.00 p.m. (London time) on D-1
Formal suspension by Nasdaq of dealings in Exscientia ADSs	D
Court Sanction Hearing	D
Effective Date of the Scheme of Arrangement	D (“D”)
Last day for the registration of transfer of, Exscientia Shares and Exscientia ADSs on Nasdaq	D+1 or D+2
Disablement of CREST in respect of Exscientia Shares	6.00 p.m. (London time) on D+1
Latest date for delivery of the Share Deliverable due under the Scheme of Arrangement	D+1 or D+2
End Date	August 8, 2025(6)

(1)
The dates and times given are indicative only and are based on current expectations and are subject to change.

(2)
It is requested that BLUE Forms of Proxy for the Exscientia Court Meeting be lodged not later than [•] [a][p].m. (London time) on [•] 2024 or, if the Exscientia Court Meeting is adjourned or postponed,

v

48 hours (excluding any part of such 48-hour period falling on a non-working day) prior to the time fixed for any adjourned or postponed Exscientia Court Meeting. If the BLUE Form of Proxy for the Exscientia Court Meeting is not lodged by [•] [a][p].m. (London time) on [•] 2024, it may be presented in person to the Chair or Computershare Investor Services Plc representative who will be present at the Exscientia Court Meeting, at any time prior to the commencement of the Exscientia Court Meeting (or any adjournment or postponement thereof).
(3)
In order to be valid, the YELLOW Forms of Proxy for the Exscientia General Meeting must be lodged not later than [•] [a][p].m. (London time) on [•] 2024 or, if the Exscientia General Meeting is adjourned or postponed, 48 hours (excluding any part of such 48-hour period falling on a non-working day) prior to the time fixed for the adjourned or postponed Exscientia General Meeting.

(4)
If either the Exscientia Court Meeting or the Exscientia General Meeting is adjourned or postponed, the Exscientia Voting Record Time for the relevant adjourned or postponed Meeting will be 48 hours (excluding any part of such 48-hour period falling on a non-working day) before the time appointed for the adjourned or postponed meeting.

(5)
To commence at [•] [a][p].m. (London time) or as soon thereafter as the Exscientia Court Meeting concludes or is adjourned or postponed.

(6)
This is the latest date by which the Scheme of Arrangement may become effective. However, the End Date may be extended to such later date as may be agreed by Recursion and Exscientia.

x

QUESTIONS AND ANSWERS ABOUT THE TRANSACTION, THE SPECIAL MEETING OF RECURSION STOCKHOLDERS AND THE EXSCIENTIA SHAREHOLDER MEETINGS
The following questions and answers are intended to briefly address some commonly asked questions regarding the Transaction, the Transaction Agreement, the Recursion Special Meeting, and the Exscientia Shareholder Meetings. These questions and answers may not address all questions that may be important to you as a Recursion stockholder or an Exscientia shareholder. Please refer to the section entitled “Summary” beginning on page 19 of this joint proxy statement and the more detailed information contained elsewhere in this joint proxy statement, the annexes to this joint proxy statement and the documents referred to in this joint proxy statement, which you should read carefully and in their entirety. You may obtain the information incorporated by reference into this joint proxy statement without charge by following the instructions under the section entitled “Where You Can Find More Information” beginning on page 196 of this joint proxy statement.
Q:
Why did I receive this joint proxy statement and proxy card?

A:
You are receiving this document, which is referred to herein as the “joint proxy statement,” and a proxy card or Form of Proxy (as applicable) because you were a stockholder of record of Recursion on the Recursion record date for the Recursion Special Meeting and/or a shareholder of record of Exscientia on the record date for the Exscientia Court Meeting and Exscientia General Meeting, and are accordingly entitled to vote at the Recursion Special Meeting, the Exscientia Court Meeting and/or the Exscientia General Meeting (as applicable). This document serves (i) as a proxy statement of Recursion used to solicit proxies to obtain the necessary approval from Recursion stockholders of the Recursion Share Issuance Proposal and the Recursion Adjournment Proposal at the Recursion Special Meeting, and (ii) as a proxy statement of Exscientia used to solicit proxies to obtain the necessary approval from Exscientia shareholders of the Exscientia Scheme Proposal at the Exscientia Court Meeting and for the Exscientia Scheme Implementation Proposal at the Exscientia General Meeting. The enclosed voting materials allow Recursion stockholders and Exscientia shareholders to vote their shares by proxy without attending their respective meetings.

Your vote is very important.   The Transaction cannot be completed without the necessary approvals from the Recursion stockholders and the Exscientia shareholders.
Q:
What is the Transaction and how will it be implemented?

A:
On August 8, 2024, Recursion and Exscientia entered into the Transaction Agreement, pursuant to which Recursion will acquire the entire issued and to be issued share capital of Exscientia, which is referred to herein as the Transaction. The Transaction will be implemented by means of the Scheme of Arrangement, which is a Court-sanctioned scheme of arrangement under Part 26 of the Companies Act. Under the Transaction Agreement, pursuant to the Scheme of Arrangement and following the Effective Time, each Scheme Share will automatically be exchanged for 0.7729 shares of Recursion Class A Common Stock (the “Share Deliverable”). Because each Exscientia American Depositary Share represents a beneficial ownership interest in one Exscientia Share, each Exscientia ADS will also be exchanged for the Share Deliverable following the Effective Time.

Pursuant to the Transaction Agreement, the consummation of the Transaction is conditioned on, among other things, Recursion stockholders approving the Recursion Share Issuance Proposal at the Recursion Special Meeting, and Exscientia shareholders approving the Exscientia Scheme Proposal at the Exscientia Court Meeting and the Exscientia Scheme Implementation Proposal at the Exscientia General Meeting. For more information about the Scheme of Arrangement, see the sections entitled “Exscientia Scheme Proposal and the Exscientia Court Meeting and the Exscientia General Meeting — Explanatory Statement” and “The Scheme of Arrangement” of this joint proxy statement. For more information about the Transaction, see the section entitled “The Transaction” of this joint proxy statement. For more information about the Recursion Share Issuance Proposal, see the section entitled “Recursion Proposal No. 1 — Recursion Share Issuance Proposal” of this joint proxy statement.

Q:
Why is Recursion seeking stockholder approval of the Recursion Share Issuance Proposal?

A:
Recursion is subject to the listing requirements of Nasdaq which requires approval by Recursion stockholders of the issuance of shares (by voting power or by number) equal to or in excess of 20% (by voting power or by number) of the shares of Recursion Class A Common Stock and Recursion Class B Common Stock outstanding before such issuance. The shares of Recursion Class A Common Stock to be used in connection with the Transaction will represent a number of shares equal to or in excess of 20% of the number of shares of Recursion Class A Common Stock and Recursion Class B Common Stock outstanding before the issuance. Therefore, under Nasdaq rules, the shareholder approval of Recursion stockholders of the issuance of Recursion Class A Common Stock in connection with the Transaction is required.

Q:
What is the Scheme of Arrangement?

A:
A “scheme of arrangement” is a Court-sanctioned arrangement between a company (such as Exscientia) and its shareholders under Part 26 of the Companies Act, which can be used to effect an acquisition of the company. A scheme of arrangement enables another person to acquire the entire issued share capital of the company if the scheme of arrangement has been approved by the requisite majorities of the target company’s shareholders and the scheme of arrangement has been sanctioned by the Court.

The Transaction will be completed by means of the Scheme of Arrangement, a copy of which is included in this joint proxy statement beginning on page 137. The Scheme of Arrangement will enable Recursion to acquire the entire issued and to be issued share capital of Exscientia. In order to be effected, the Scheme of Arrangement requires the necessary approvals from Exscientia shareholders and the sanction of the Court. The Scheme of Arrangement and the votes required by the Exscientia shareholders to approve the Scheme of Arrangement are further described under the section entitled “Exscientia Scheme Proposal and the Exscientia Court Meeting and the Exscientia General Meeting — Explanatory Statement” beginning on page 45 of this joint proxy statement.
Q:
What will holders of Exscientia Shares receive in the Transaction?

A:
If the proposals are approved and the other conditions to closing the Transaction contained in the Transaction Agreement are satisfied (or, to the extent legally permissible, waived), pursuant to the Scheme of Arrangement and following the Effective Time, each Scheme Share will be exchanged for 0.7729 shares of Recursion Class A Common Stock to be issued by Recursion.

Q:
What will holders of Exscientia ADSs receive in the Transaction?

A:
Because each Exscientia American Depositary Share represents a beneficial interest in one Exscientia Share, if the proposals are approved and the other conditions to closing the Transaction contained in the Transaction Agreement are satisfied (or, to the extent legally permissible, waived), pursuant to the Scheme of Arrangement and following the Effective Time, each Exscientia ADS will be exchanged for 0.7729 shares of Recursion Class A Common Stock to be issued by Recursion (subject to payment of the depositary fees payable under the Deposit Agreement and to applicable withholding taxes) to be issued by Recursion.

Q:
What percentage will Exscientia shareholders hold in Recursion following completion of the Transaction?

A:
It is anticipated that, based on the number of Exscientia Shares and Recursion shares outstanding as of August 7, 2024, calculated on a fully diluted basis, immediately following completion of the Transaction, pre-Transaction Recursion stockholders will own approximately 74% of Recursion on a fully diluted basis and former Exscientia shareholders will own approximately 26% of Recursion on a fully diluted basis. The exact percentage of Recursion shares that pre-Transaction Recursion stockholders and former Exscientia shareholders will hold in Recursion immediately following the completion of the Transaction will depend on the number of fully-diluted Recursion Shares and Exscientia Shares (including any shares underlying equity awards granted following August 7, 2024) issued and outstanding immediately prior to the Effective Time.

Q:
If the Transaction is completed, will the Recursion Shares to be issued in the Transaction be listed for trading?

A:
Yes. The Recursion Shares that Scheme Shareholders will receive in the Transaction are expected to be listed on Nasdaq and freely tradeable (subject to applicable limitations under applicable securities laws) as of the completion of the Transaction. Completion of the Transaction is conditioned on, among other things, the Recursion Shares being approved for listing on Nasdaq, subject to official notice of issuance.

Q:
What happens if I am eligible to receive a fraction of a Recursion Share pursuant to the Transaction?

A:
Holders of Scheme Shares will not receive any fractional Recursion Shares pursuant to the Transaction. Instead, fractional Recursion Shares to which holders of Scheme Shares (other than the Depositary or the Depositary Custodian) would otherwise be entitled will be aggregated and sold in the market by the exchange agent, with the net proceeds of any such sale (after deduction of the expenses of the sale, including taxes) distributed in cash in due proportion to the fractional Recursion Shares to which such shareholder would otherwise have been entitled, without interest and subject to any required tax withholding. In addition, fractional Recursion Shares to which the Depositary (or the Depositary Custodian) would otherwise be entitled will be substituted with a direct cash payment to the Depositary (or the Depositary Custodian), representing the Depositary’s entitlement to a fractional Exchange Share valued using the opening price on Nasdaq of a Recursion Share on the Effective Date, without interest and subject to any required tax withholding.

Q:
What will holders of Exscientia equity compensation awards receive if the Transaction is completed?

A:
At the Effective Time, and in compliance with and subject to the terms and limitations set out in the Transaction Agreement:

•
each option to acquire Exscientia Shares or Exscientia ADSs under Exscientia’s stock plans (each such option a “Exscientia Share Option”) that is outstanding and unexercised as of immediately prior to the Effective Time and that is held by an individual who provides services to Exscientia or any of its subsidiaries immediately prior to the Effective Time and continues to provide services to Exscientia, Recursion, or any of their respective subsidiaries immediately following the Effective Time (such individual, a “Continuing Service Provider”) (each, an “Assumed Exscientia Option”) will cease to represent a right to acquire Exscientia ADSs or Exscientia Shares, as applicable, and will be converted into an option to acquire shares of Recursion Class A Common Stock (each such option, a “Recursion Option”) on the same terms and conditions (including applicable vesting, exercise and expiration provisions, and subject to the severance and retention plan of Exscientia in connection with the Transaction (“Exscientia Retention Plan”)) as applied to such Assumed Exscientia Option immediately prior to the Effective Time; provided that: (i) the number of shares of Recursion Class A Common Stock subject to each Recursion Option will be determined by multiplying: (A) the number of Exscientia ADSs or Exscientia Shares, as applicable, underlying such Exscientia Share Option immediately prior to the Effective Time by (B) the Exchange Ratio, and rounding such product down to the nearest whole share; and (ii) the per share exercise price for each Recursion Option will be determined by dividing: (A) the per share exercise price of such Assumed Exscientia Option immediately prior to the Effective Time by (B) the Exchange Ratio, and rounding such quotient up to the nearest whole cent;

•
each Exscientia Share Option that is outstanding and unexercised as of immediately prior to the Effective Time and is not an Assumed Exscientia Option will be canceled and converted into the right to receive a number of shares of Recursion Class A Common Stock (rounded down to the nearest whole share) equal to (i) the product of (A) the number of Exscientia ADSs or Exscientia Shares, as applicable, underlying the portion of such Exscientia Share Option that is vested (including vesting pursuant to the Exscientia Retention Plan) as of immediately prior to the Effective Time, multiplied by (B) the Exchange Ratio, less (ii) a number of shares of Recursion Class A Common Stock equal to the quotient obtained by dividing (A) the sum of the aggregate per share exercise price of such Exscientia Share Option plus applicable tax withholding amount and other authorized deductions arising from the treatment of the Exscientia Share Options pursuant to the Transaction Agreement, by (B) the closing price of a share of Recursion Class A Common Stock on the closing date of the Transaction (the “Recursion Stock Price”);
•
each award of restricted stock units representing the right to receive Exscientia Shares or Exscientia ADSs granted under Exscientia’s stock plans (each unit, an “Exscientia RSU”) that is outstanding and unvested as of immediately prior to the Effective Time and that is held by a Continuing Service Provider (each such Exscientia RSU, an “Assumed Exscientia RSU”) will cease to represent a right to acquire Exscientia ADSs, or Exscientia Shares, as applicable, and be converted into an award of restricted stock units covering shares of Recursion Class A Common Stock (each unit, a “Recursion RSU”) on the same terms and conditions (including applicable vesting provisions, and subject to the Exscientia Retention Plan, and once vested, each award of Recursion RSUs will be settled only in shares of Recursion Class A Common Stock) as applied to such award of Assumed Exscientia RSUs immediately prior to the Effective Time; provided that the number of shares of Recursion Class A Common Stock subject to each such award of Recursion RSUs will be determined by multiplying: (x) the number of Exscientia ADSs or Exscientia Shares, as applicable, underlying such award of Assumed Exscientia RSUs immediately prior to the Effective Time by (y) the Exchange Ratio, and rounding such product down to the nearest whole share; and

•
each award of Exscientia RSUs that is outstanding as of immediately prior to the Effective Time and is not an Assumed Exscientia RSU will be canceled and converted into the right to receive a number of shares of Recursion Class A Common Stock (rounded down to the nearest whole share) equal to (i) the product of (A) the number of Exscientia ADSs or Exscientia Shares, as applicable, underlying the portion of such Exscientia RSU award that is vested immediately prior to the Effective Time and (B) the Exchange Ratio, less (ii) a number of shares of Recursion Class A Common Stock equal to the quotient obtained by dividing (A) the applicable tax withholding amount and other authorized deductions arising from the treatment of the Exscientia RSUs pursuant to the Transaction Agreement, by (B) the Recursion Stock Price.

For purposes of the treatment of Exscientia Share Options and awards of Exscientia RSUs described above, to the extent such an equity award is subject to performance-vesting conditions, such performance-vesting conditions will be deemed achieved at the greater of (i) the target level of achievement of all relevant performance goals in accordance with the applicable award agreement relating thereto or (ii) the actual level of achievement of all relevant performance goals against target as of Exscientia’s fiscal quarter-end immediately preceding the closing of the Transaction, and only that portion of such equity award will become a Recursion Option, an award of Recursion RSUs, or the right to receive shares of Recursion Class A Common Stock, as applicable. The remaining portion of such equity award, if any, will be immediately forfeited (solely with respect to the unvested portion).
Q:
When do you expect the Transaction to be completed?

A:
Subject to the satisfaction (or, to the extent permitted by applicable law, waiver) of the closing conditions under the Transaction Agreement, including the approval by Recursion stockholders of the Recursion Share Issuance Proposal and Exscientia shareholders of the Exscientia Scheme Proposal and the Exscientia Scheme Implementation Proposal, and the sanction of the Scheme of Arrangement by the Court, Recursion and Exscientia expect that the Transaction will be completed by the fourth quarter of 2024. However, it is possible that factors outside the control of both companies could result in the Transaction being completed at a different time or not at all. For a more complete summary of the conditions that must be satisfied or waived prior to completion of the Transaction, see the section entitled “The Transaction Agreement — Conditions to Consummate the Transaction” beginning on page 130 of this joint proxy statement.

Q:
What happens if the Transaction is not completed?

A:
If Recursion stockholders do not approve the Recursion Share Issuance Proposal, if the Exscientia shareholders do not approve the Exscientia Scheme Proposal or the Exscientia Scheme Implementation Proposal, or if the Transaction is not completed for any other reason, Exscientia shareholders will not receive any Recursion Shares for their Exscientia Shares (and Exscientia ADS holders will accordingly not receive any Recursion Shares in respect of their Exscientia ADSs) in connection with the Transaction. Instead, Recursion and Exscientia will remain independent companies. In addition, if the Transaction is not completed, Exscientia shareholders and Exscientia ADS holders will continue to own their Exscientia Shares and Exscientia ADSs, Recursion Shares and Exscientia ADSs will continue to be listed and traded individually on Nasdaq, and each of Recursion and Exscientia will continue to be registered under the 1934 Act and file periodic reports with the SEC. Under certain circumstances, if the Transaction is not completed, Recursion may be obligated to pay Exscientia a $58.77 million termination fee or Exscientia may be obligated to pay Recursion a $6.88 million termination fee. Please see the sections entitled “The Transaction Agreement — Termination of the Transaction Agreement” and “The Transaction Agreement — Termination Payments and Expenses” beginning on pages 131 and 133, respectively, of this joint proxy statement for further details regarding termination fees.
Q:
What regulatory approvals are needed to complete the Transaction?

A:
Recursion and Exscientia have agreed to use their respective reasonable best efforts to obtain all regulatory approvals required to complete the transactions contemplated by the Transaction Agreement. These approvals include clearance under the HSR Act, and certain other merger control and investment laws and regulations of certain non-U.S. jurisdictions. Recursion and Exscientia have completed the filing of applications and notifications to obtain the required regulatory approvals.

For further details on regulatory approvals, see the section entitled “The Transaction — Regulatory and Court Approvals Required for the Transaction” of this joint proxy statement.
Q:
What other conditions must be satisfied to complete the Transaction?

A:
In addition to Recursion stockholder and Exscientia shareholder approvals and required regulatory approvals, Recursion’s and Exscientia’s obligation to complete the Transaction is subject to the sanction of the Scheme of Arrangement by the Court and the satisfaction (or, to the extent permitted by applicable law, waiver) of certain other customary conditions, including (i) performance by the other party in all material respects with such other party’s obligations under the Transaction Agreement; (ii) accuracy of the other party’s representations and warranties, subject to certain materiality standards set forth in the Transaction Agreement; (iii) no “Material Adverse Effect” (as defined below) having occurred with respect to the other party; (iv) the absence of any law or order that enjoins, prevents, prohibits, or makes illegal the consummation of the Transaction; and (v) the Recursion Shares issuable in the Transaction having been approved for listing on Nasdaq. For a more complete summary of the conditions that must be satisfied or waived prior to completion of the Transaction, see the section entitled “The Transaction Agreement — Conditions to Consummate the Transaction” beginning on page 130 of this joint proxy statement.

Q:
What are the U.S. federal income tax considerations to Recursion stockholders and Exscientia shareholders of the Transaction?

A:
Recursion stockholders will not realize gain or loss in connection with the Transaction with respect to their Recursion Shares.

Recursion and Exscientia intend to treat the receipt of Recursion Shares pursuant to the Transaction as a taxable transaction for U.S. federal income tax purposes. Generally, for U.S. federal income tax purposes, if you are a holder of Exscientia Shares or Exscientia ADSs who is a U.S. holder (as defined below in the section of this joint proxy statement entitled “Material U.S. Federal Income Tax Considerations” beginning on page 167 of this joint proxy statement), you will generally recognize capital gain or loss equal to the difference, if any, between (i) the sum of the amount of cash and the fair market value of the Recursion Shares received in the Transaction and (ii) your adjusted tax basis in the Exscientia Shares or Exscientia ADSs surrendered in exchange therefor, as applicable. Because individual circumstances may differ, we recommend that you consult your own tax advisor to determine the particular tax effects to you. If you are a holder of Exscientia Shares or Exscientia ADSs who is a non-U.S. holder (as defined below in the section of this joint proxy statement entitled “Material U.S. Federal Income Tax Considerations” beginning on page 167 of this joint proxy statement), the

Transaction will generally not be taxable to you under U.S. federal income tax laws unless you have certain connections to the United States and certain other conditions are met.
Q:
What are the UK tax considerations to Recursion stockholders and Exscientia shareholders of the Transaction?

A:
Recursion stockholders should not incur any liability to UK income tax or UK capital gains tax or UK corporation tax on chargeable gains (as applicable) in connection with the Transaction with respect to their Recursion Shares.

Exscientia shareholders should not recognize any gain or loss for the purposes of UK capital gains tax or UK corporation tax on chargeable gains (as applicable), solely as a result of the Transaction and subject to the matters described in the section entitled “Material UK Tax Considerations” of this joint proxy statement.
Q:
As Exscientia is a UK public limited company, do the UK rules on takeovers apply to the proposed Transaction?

A:
The UK Panel on Takeovers and Mergers (the “Panel”) has confirmed that the City Code on Takeovers and Mergers (as amended from time to time) (the “City Code”) will not apply to Exscientia (including in respect of the Transaction) because Exscientia’s securities are not admitted to trading on a UK regulated market or a UK multilateral trading facility or on any stock exchange in the Channel Islands or the Isle of Man and Exscientia’s place of central management and control for purposes of the City Code is outside of the UK, the Isle of Man and the Channel Islands.

Q:
Are either Recursion stockholders or Exscientia shareholders entitled to exercise dissenters’, appraisal, cash exit, or similar rights?

A:
No. Neither Recursion stockholders nor Exscientia shareholders are entitled to appraisal or dissenters’ rights in connection with the Transaction.

Q:
What are the Exscientia Shareholder Meetings?

A:
Exscientia is holding two separate shareholder meetings in connection with the Transaction:

Exscientia Court Meeting:   In order for the Scheme of Arrangement to become effective, it must be approved by the requisite majorities of Scheme Shareholders. This approval is to be obtained at the Exscientia Court Meeting, which is convened with the permission of the Court. The purpose of the Exscientia Court Meeting is to allow the Court to ascertain whether Scheme Shareholders are in favor of the Scheme of Arrangement.
Exscientia General Meeting:   In addition to the approval of the Scheme of Arrangement at the Exscientia Court Meeting, the Exscientia Scheme Implementation Proposal is proposed to be approved at the Exscientia General Meeting. The Transaction cannot be completed unless Exscientia shareholders also approve the Exscientia Scheme Implementation Proposal at the Exscientia General Meeting.
Q:
As a holder of Exscientia Shares, why did I receive two forms of proxy?

A:
Each registered holder of Exscientia Shares has been sent a BLUE Form of Proxy for use in respect of the Exscientia Court Meeting and a YELLOW Form of Proxy for use in respect of the Exscientia General Meeting. If you are a registered holder of Exscientia Shares and have not received two forms of proxy, please contact Computershare Investor Services Plc on 0370 707 1446 (or +44 370 707 1446 from overseas). The helpline is open between 9.00 a.m. and 5.30 p.m., Monday to Friday, excluding public holidays in England and Wales.

As an alternative to completing and returning the printed BLUE and YELLOW forms of proxy, proxies may be appointed electronically by visiting eproxyappointment.com or, in the case of institutional investors, by logging into www.proxymity.io and following the instructions therein, as further explained in the Notes to the Notices of the Exscientia Shareholder Meetings.

If you hold Exscientia Shares in uncertificated form through CREST and wish to appoint a proxy or proxies for the Exscientia Shareholder Meetings (or any adjournment thereof) by using the CREST electronic proxy appointment service, you may do so by using the procedures described in the CREST Manual, and as further explained in the Notes to the Notices of the Exscientia Shareholder Meetings.
Your vote is very important. You are encouraged to submit a proxy (by post, online or electronically through CREST) for BOTH the Exscientia Court Meeting and the Exscientia General Meeting as soon as possible.
Q:
Whose proxies are being solicited and who is entitled to vote at the Recursion Special Meeting and the Exscientia Shareholder Meetings?

A:
Only Recursion stockholders are entitled to vote at the Recursion Special Meeting and only Exscientia shareholders are entitled to vote at the Exscientia Court Meeting and Exscientia General Meeting. The Recursion record date for the Recursion Special Meeting is [•], 2024. Only holders of record of Recursion Class A Common Stock and Recursion Class B Common Stock as of the close of business on the Recursion record date are entitled to notice of, and to vote at, the Recursion Special Meeting. Each holder of Recursion Class A Common Stock is entitled to cast one vote on each matter properly brought before the Recursion Special Meeting for each share of Recursion Class A Common Stock that such holder owned of record as of the close of business on the Recursion record date. Each holder of Recursion Class B Common Stock is entitled to cast ten votes on each matter properly brought before the Recursion Special Meeting for each share of Recursion Class B Common Stock that such holder owned of record as of the close of business on the Recursion record date.

The holders of Exscientia Shares that will be entitled to vote at the Exscientia Shareholder Meetings are those listed in Exscientia’s register of members as of the Exscientia Voting Record Time, which is [•] p.m. (London time) on [•], 2024, or, if either Shareholder Meeting is adjourned or postponed, 48 hours (excluding any part of such 48-hour period falling on a non-working day) prior to the time fixed for the adjourned or postponed meeting.
The holders of Exscientia ADSs that will be entitled to provide voting instructions to the Depositary in respect of the Exscientia Shareholder Meetings are those registered on the Exscientia ADS Register as of the Exscientia ADS Voting Record Time, which is [•] p.m. (New York time) on [•], 2024.
Q:
When and where is the Recursion Special Meeting?

A:
The Recursion Special Meeting will be held online at www.virtual shareholdermeeting.com/[•] on [•], 2024 at [•] p.m. (Mountain Time).

Recursion stockholders will be able to attend and vote at the Special Meeting remotely via the Virtual Meeting Platform as described in the notices of meeting attached to this joint proxy statement. Recursion stockholders will also have the option to access a Zoom link via the Virtual Meeting Platform which enables Recursion stockholders to participate through an audio-visual link during the course of the Recursion Special Meeting if they would prefer to do so.
Q:
Who can attend and vote at the Recursion Special Meeting?

A:
The close of business on [•], 2024 has been fixed as the Recursion record date for determining those Recursion stockholders entitled to notice of and to vote at the Recursion Special Meeting and any adjournment or postponement of the Recursion Special Meeting. Each share of Recursion Class A Common Stock entitles its holder to one vote at the Recursion Special Meeting on all matters properly presented at the meeting. Each share of Recursion Class B Common Stock entitles its holder to ten votes at the Recursion Special Meeting on all matters properly presented at the meeting. As of the close of business on the Recursion record date for the Recursion Special Meeting, there were [•] shares of Recursion Class A Common Stock outstanding as of the Recursion Record date and entitled to vote and [•] shares of Recursion Class B Common Stock outstanding and entitled to vote, representing an aggregate of [•] votes.

If Recursion stockholders hold their shares in the name of a broker, bank or other nominee, such Recursion stockholders will receive instructions from the stockholder of record that Recursion must follow for such Recursion stockholder’s shares to be voted. Recursion stockholders should follow instructions from their broker, bank or other nominee carefully. Also, please note that if the stockholder of record of a Recursion stockholder’s shares is a broker, bank or other nominee and a Recursion stockholder wishes to vote online at the Recursion Special Meeting, such Recursion stockholder must request a legal proxy from the broker, bank or other nominee that holds such Recursion stockholder’s shares and present that proxy and proof of identification at the Recursion Special Meeting.
Q:
When and where is the Exscientia Court Meeting and the Exscientia General Meeting?

A:
The Exscientia Court Meeting will be held at [the offices of Allen Overy Shearman Sterling LLP, One Bishops Square, London, E1 6AD], United Kingdom on [•], 2024 at [•] p.m. (London time). The Exscientia General Meeting will be held at [the offices of Allen Overy Shearman Sterling LLP, One Bishops Square, London, E1 6AD], United Kingdom on [•], 2024 at [•] p.m. (London time) (or as soon thereafter as the Exscientia Court Meeting shall have been concluded or adjourned).

Exscientia shareholders are strongly encouraged to appoint the Chair of the Exscientia Shareholder Meetings as their proxy.
Q:
What are “Scheme Shares”, “Scheme Shareholders” and the “Scheme Record Time”?

A:
Under the Scheme of Arrangement:

“Scheme Shares” are the Exscientia Shares:
•
in issue at the date of the Scheme of Arrangement;

•
(if any) issued after the date of the Scheme of Arrangement and prior to the Exscientia Voting Record Time;

•
(if any) issued at or after the Exscientia Voting Record Time and prior to the Scheme Record Time, either on terms that the original or any subsequent holders thereof shall be bound by the Scheme of Arrangement or in respect of which the holders thereof shall have agreed in writing to be bound by the Scheme of Arrangement;

in each case, remaining in issue at the Scheme Record Time, but excluding any Exscientia Shares registered in the name of or beneficially owned by Recursion and/or any member of the Recursion Group (and/or any nominee of the foregoing) or held in treasury by Exscientia.
“Scheme Shareholders” are the holders of Scheme Shares.
The “Scheme Record Time” is expected to be 6:00 p.m. (London time) on the business day immediately prior to the Effective Time.
Accordingly, if you are a registered holder of Exscientia Shares and do not sell your shares prior to the Scheme Record Time, your Exscientia Shares will be Scheme Shares and you will be a Scheme Shareholder.
Q:
What is the Court Sanction Hearing?

A:
Under the Companies Act, the Scheme of Arrangement requires the sanction of the Court before it can become effective. Scheme Shareholders are entitled to attend the Court Sanction Hearing, should they wish to do so, in person or through counsel. Instructions for attending the Court Sanction Hearing will be publicized in due course.

Following sanction of the Scheme of Arrangement by the Court, the Scheme of Arrangement will become effective in accordance with its terms upon a copy of the Court Order being delivered to the Registrar of Companies in England and Wales.

Q:
Who can attend and vote at the Exscientia Court Meeting and Exscientia General Meeting?

A:
If you are a “shareholder of record”: Each Exscientia shareholder who is entered in Exscientia’s register of members at the Exscientia Voting Record Time will be entitled to attend and vote on all resolutions to be put to the Exscientia Shareholder Meetings.

If either meeting is adjourned or postponed, only those Exscientia shareholders on the register of members 48 hours (excluding any part of such 48-hour period falling on a non-working day) before the time fixed for the adjourned or postponed meeting will be entitled to attend and vote.
If you hold Exscientia Shares in “street name”: Holders of Exscientia Shares who hold their Exscientia Shares indirectly through a broker, bank, trust company or other nominee, must rely on the procedures of such broker, bank, trust company or other nominee in order to assert the rights of a holder of Exscientia Shares to vote at the Exscientia Shareholder Meetings. If this applies to you, we encourage you to consult your broker, bank, trust company or other nominee as soon as possible. If you are a beneficial holder but not the legal holder of Exscientia Shares then, as a matter of English law your name will not be entered in Exscientia’s register of members. You will need to contact your broker, bank, trust company or other nominee in order to submit your voting instructions for both the Exscientia Shareholder Meetings. Providing voting instructions via a broker, bank, trust company or other nominee may require the provision of information by a particular deadline, in advance of the deadline to submit proxies or voting instructions, and therefore you are encouraged to reach out to such broker, bank, trust company or other nominee as quickly as possible.
If you wish to vote directly (whether in person or by proxy) (i.e., in your own name) at the Exscientia Shareholder Meetings, you must become a registered holder of Exscientia Shares by arranging for the completion of a stock transfer form or CREST transfer form by the applicable registered holder in respect of the Exscientia Shares that you wish to be transferred into your name, pay any related UK stamp duty, if applicable, and send the completed stock transfer form and related documentation (as applicable) to Exscientia’s transfer agent, Computershare Investor Services Plc at Computershare Investor Services Plc, The Pavilions, Bridgwater Road Bristol BS99 6ZY United Kingdom or in the case of a CREST transfer form to your broker, prior to the Voting Record Time. Beneficial holders who wish to attend and vote directly at the Exscientia Shareholder Meetings should send such stock transfer form (or CREST transfer form) in respect of their Exscientia Shares to permit processing to be completed by Computershare Investor Services Plc prior to the Exscientia Voting Record Time.
If you are a Exscientia ADS holder of record: Exscientia ADS holders are not entitled to vote directly on the resolutions at the Exscientia Shareholder Meetings. Instead, Exscientia ADS holders on the Exscientia ADS Register at the Exscientia ADS Voting Record Time will be eligible to provide the Depositary with voting instructions for the Exscientia Shareholder Meetings as long as those instructions are received no later than 10 a.m. (New York time) on [•], 2024, or if the Exscientia Shareholder Meetings are adjourned, such later date as may be notified by the Depositary.
If you hold Exscientia ADSs in “street name”: If you hold Exscientia ADSs indirectly through a broker, bank, trust company or other nominee you must rely on the procedures of such broker, bank, trust company or other nominee in order to assert the rights of a Exscientia ADS holder to issue voting instructions to the Depositary. If this applies to you, we encourage you to consult your broker, bank, trust company or other nominee as soon as possible.
Q:
Can an Exscientia ADS holder vote directly at the Exscientia Court Meeting or Exscientia General Meeting?

A:
If you are an Exscientia ADS holder and you wish to vote directly (whether in person or by proxy) at the Exscientia Court Meeting or the Exscientia General Meeting, you must elect to become a shareholder of record by surrendering your Exscientia ADSs to the Depositary to withdraw the Exscientia Shares represented by those Exscientia ADSs, in accordance with the terms and conditions of the Deposit Agreement, so as to become a registered holder of Exscientia Shares prior to the Exscientia Voting Record Time. To do so, you will need to pay a cancellation fee of $0.05 per Exscientia ADS surrendered. Such fee is in any event payable by holders of Exscientia ADS holders as a result of closing of the

Transaction. In order to surrender your Exscientia ADSs and withdraw the underlying Exscientia Shares:
•
if you are a registered holder of Exscientia ADSs, you should follow the steps described under “Exscientia Scheme Proposal and the Exscientia Court Meeting and the Exscientia General Meeting — Explanatory Statement” beginning on page 45 of this joint proxy statement; and

•
if you hold Exscientia ADSs indirectly through a broker, bank, trust company or other nominee, you should contact your broker, bank, trust company or nominee to make the necessary arrangements to ensure the necessary processing can be completed in time.

An Exscientia ADS holder who wishes to attend and/or vote at the Exscientia Court Meeting or the Exscientia General Meeting as a Scheme Shareholder, must also provide the following:
•
delivery instructions for the Exscientia Shares represented by such Exscientia ADSs (including, if applicable, the name and address of the person who will be the registered holder of such Exscientia Shares); and

•
if the Exscientia ADS cancellation is to take place after the Exscientia ADS Voting Record Time and before the Exscientia Voting Record Time, a certification to the Depositary that the Exscientia ADS holder:

i.
beneficially owned the relevant Exscientia ADSs as at the Exscientia ADS Voting Record Time and has not given, and will not give, voting instructions to the Depositary in respect of such Exscientia ADSs in relation to the Exscientia Shareholder Meetings (or has cancelled all voting instructions previously given); or

ii.
beneficially owned the relevant Exscientia ADSs as at the Exscientia ADS Voting Record Time and has given voting instructions to the Depositary in respect of such Exscientia ADSs in relation to the Exscientia Shareholder Meetings, but undertakes not to vote the Exscientia Shares represented by such Exscientia ADSs at the Exscientia Shareholder Meetings; or

iii.
did not beneficially own the relevant Exscientia ADSs as at the Exscientia ADS Voting Record Time, and undertakes not to vote the Exscientia Shares represented by such Exscientia ADSs at the Exscientia Shareholder Meetings.

Exscientia ADS holders who hold their Exscientia ADSs through a broker, bank, trust company or other nominee should promptly contact their broker, bank, trust company or other nominee to find out what actions are required to cancel the Exscientia ADSs.
Exscientia ADS holders who take steps (as described in the paragraphs above) to cancel their Exscientia ADSs before [•] p.m. (Eastern Standard Time) on [•] 202[4] and become Scheme Shareholders before the Exscientia Voting Record Time will have the right to attend both Exscientia Shareholder Meetings (in person or by proxy) and be represented by counsel to support or oppose the sanctioning of the Scheme of Arrangement (subject to the limitations and qualifications above). Any Exscientia ADS holder who wishes to cancel their Exscientia ADSs to become a Scheme Shareholder should allow sufficient time for the cancellation of their Exscientia ADSs and the delivery of their Exscientia Shares.
Q:
What is the quorum requirement of the Recursion Special Meeting?

A:
The holders of a majority of the voting power of Recursion’s capital stock issued and outstanding and entitled to vote, present in person (including virtually via the internet) or represented by proxy, is necessary to constitute a quorum for the transaction of business at the Recursion Special Meeting. Abstentions and broker non-votes, if any, will be counted for purposes of determining whether a quorum is present for the transaction of business at the Recursion Special Meeting.

A “broker non-vote” occurs when a broker, bank, trust company or other nominee returns a valid proxy but does not vote on a particular proposal because such broker, bank, trust company or other nominee does not have discretionary authority to vote on the matter and has not received specific voting instructions from the beneficial owner of such shares. Recursion does not expect any broker non-votes at the Recursion Special Meeting because the rules applicable to brokers, banks, trust companies and other nominees only provide them with discretionary authority to vote on proposals that are considered routine, whereas the Share Issuance Proposal at the Recursion Special Meeting is considered non-routine.
Q:
What is the quorum requirement of the Exscientia General Meeting?

A:
Two members present in person or by proxy and entitled to attend and vote on the business to be transacted at the Exscientia General Meeting.

Q:
What is the required vote for the Recursion Proposals?

A:
The Recursion Share Issuance Proposal and the Recursion Adjournment Proposal must be approved by the affirmative vote of a majority of the voting power of the shares of Recursion cast affirmatively or negatively with respect thereto at the Recursion Special Meeting. Although abstentions and broker non-votes, if any, will be counted for purposes of determining whether a quorum is present for the transaction of business at the Recursion Special Meeting, they will not be considered as votes cast for or against the proposals at the Recursion Special Meeting and therefore will have no effect on the outcome of the proposals at the Recursion Special Meeting.

Q:
What is the required vote for the Exscientia Proposals?

A:
The Exscientia Scheme Proposal must be approved by a simple majority in number of Exscientia shareholders present and voting, in person or by proxy, representing at least 75% in value of the Exscientia Shares in respect of which a vote has been cast.

If you are an Exscientia ADS holder the underlying Exscientia Shares voted by the Depositary at your direction will be counted for the purposes of the above tests. While all of the Exscientia Shares voted by the Depositary will count towards the 75% in value test, it is important to be aware that, because the Depositary’s nominee is the registered holder of the Exscientia Shares underlying your Exscientia ADSs, you will not yourself be counted towards the majority in number test.
The Exscientia Scheme Implementation Proposal must be approved by at least 75% of the votes cast by Exscientia shareholders present and voting, either in person or by proxy.
Q:
What happens if Recursion stockholders do not vote or abstain from voting?

A:
If you are the registered holder of Recursion Class A Common Stock or Recursion Class B Common Stock and do not vote and do not appoint another person as your proxy to remotely attend and vote on your behalf, your Recursion Class A Common Stock or Recursion Class B Common Stock will not be counted for purposes of determining whether a quorum is present at the Recursion Special Meeting or for calculating the proportion of votes “FOR” and “AGAINST” the proposals at the Recursion Special Meeting.

There is an “ABSTAIN” option to enable you to abstain on the proposals at the Recursion Special Meeting. Abstentions will be considered for purposes of establishing a quorum at the Recursion Special Meeting, but will not be considered as votes cast for or against the proposals at the Recursion Special Meeting and therefore will have no effect on the outcome of the proposals at the Recursion Special Meeting.
Assuming a quorum is present at the Recursion Special Meeting, failures to vote and withheld votes will have no effect on the outcome of the proposals at the Recursion Special Meeting.
Q:
What happens if holders of Exscientia Shares or Exscientia ADSs do not vote or abstain from voting?

A:
Holders of Exscientia Shares:   If you are the registered holder of Exscientia Shares and do not vote and do not appoint another person as your proxy vote on your behalf, your Exscientia Shares will not be counted for purposes of determining whether a quorum is present at the Exscientia General Meeting or for calculating the proportion of votes “FOR” and “AGAINST” the proposals at the Exscientia Shareholder Meetings.

If your Exscientia Shares are held by a broker, bank, trust company or other nominee, you will need to contact your broker, bank, trust company or other nominee in order to confirm the answer to this question. However, if you do not instruct your broker, bank, trust company or other nominee how to vote your Exscientia Shares, it is expected that your Exscientia Shares will not be voted by your broker, bank, trust company or other nominee on your behalf or counted for purposes of calculating the proportion of votes “FOR” and “AGAINST” the proposals at the Exscientia Shareholder Meetings.
There is a “WITHHELD” option to enable you to abstain on the proposals at the Exscientia General Meeting (but not the Exscientia Court Meeting). A vote withheld will count towards the quorum at the Exscientia General Meeting, however, because a vote withheld is not a vote in law, it will not be counted in the calculation of the proportion of votes “FOR” and “AGAINST” the proposals at the Exscientia General Meeting and therefore will have no effect on the outcome of the proposals at the Exscientia General Meeting.
Assuming a quorum is present at the Exscientia General Meeting, failures to vote and withheld votes will have no effect on the outcome of the Exscientia Scheme Implementation Proposal.
Holders of Exscientia ADSs:   Registered holders of Exscientia ADSs should instruct the Depositary how to vote the Exscientia Shares underlying their Exscientia ADSs at the Exscientia Shareholder Meetings using one of the methods specified in the ADS voting instruction card, subject to and in accordance with the terms of the Deposit Agreement.
If your Exscientia ADSs are held by a broker, bank, trust company or other nominee, you will need to contact your broker, bank, trust company or other nominee in order to confirm the answer to this question. However, if you do not instruct your broker, bank, trust company or other nominee how to vote your Exscientia ADSs, it is expected that your Exscientia ADSs will not be voted by your broker, bank, trust company or other nominee on your behalf or counted for purposes of calculating the proportion of votes “FOR” and “AGAINST” the Proposals at the Exscientia Shareholder Meetings.
Q:
What do I need to do now?

A:
Carefully read through this joint proxy statement. Consider all the consequences that would occur should you vote “FOR” or “AGAINST” or “ABSTAIN” /“WITHHELD” (“WITHHELD” is not available at the Exscientia Court Meeting) on the proposals at the Recursion Special Meeting if you are a Recursion stockholder, or at the Exscientia Court Meeting or the Exscientia General Meeting (as applicable) if you are an Exscientia shareholder, and the consequences that would occur if you fail to submit a proxy. Confer with any advisors you think necessary to make the best decision. We encourage you to fill out your proxy card(s) and send it back to Recursion or Exscientia, as applicable, as soon as possible in accordance with the instructions contained herein and therein.

If you hold Recursion Class A Common Stock, Recursion Class B Common Stock or Exscientia Shares registered in your own name, you are entitled to attend the Recursion Special Meeting, the Exscientia Court Meeting and/or the Exscientia General Meeting (as applicable). Even if you plan to attend the Recursion Special Meeting, the Exscientia Court Meeting and/or the Exscientia General Meeting (as applicable), after carefully reading and considering the information contained in this joint proxy statement, we encourage you to submit your proxy promptly to ensure that your shares are represented at the respective meeting(s). If you decide to attend the meeting(s), your vote by ballot will revoke any proxy previously submitted. Your attendance at a meeting will not automatically revoke your proxy. The Recursion Special Meeting will be entirely virtual.
If you are a beneficial owner (i.e., you hold Recursion Class A Common Stock, Recursion Class B Common Stock or Exscientia Shares in “street name”), please refer to the instructions provided by your bank, brokerage firm or other nominee to see which of the above choices are available to you. Please note that if you are a beneficial owner and wish to vote virtually at the Recursion Special Meeting, you must obtain a legal proxy from your bank, brokerage firm or other nominee.
If you are a beneficial holder but not the legal holder of Exscientia Shares then, as a matter of English law, your name is not entered in Exscientia’s register of members. Accordingly, if you wish to attend and vote directly (i.e., in your own name) at the Exscientia Court Meeting or Exscientia General Meeting, you must become a registered holder of Exscientia Shares by arranging for the completion of a stock transfer form or CREST transfer form by the applicable registered holder in respect of the Exscientia Shares that you wish to be transferred into your name, pay any related UK stamp duty, if applicable, and send the completed stock transfer form and related documentation (as applicable) to Exscientia’s transfer agent, Computershare Investor Services Plc at Computershare Investor Services Plc, The Pavilions, Bridgwater Road Bristol BS99 6ZY United Kingdom or in the case of a CREST transfer form to your broker, prior to the Exscientia Voting Record Time. Beneficial holders who wish to attend and vote directly at the Exscientia Court Meeting or Exscientia General Meeting should send such stock transfer form (or CREST transfer form) in respect of their Exscientia Shares to permit processing to be completed by Computershare Investor Services Plc prior to the Exscientia Voting Record Time.
If either Shareholder Meeting is adjourned, only those Exscientia shareholders on the register of members at [•] p.m. (London time) on the day which is two business days before the adjourned meeting will be entitled to attend and vote.
If you are an Exscientia ADS holder: Exscientia ADS holders are not entitled to vote directly at the Exscientia Court Meeting or the Exscientia General Meeting. Instead, Exscientia ADS holders on the Exscientia ADS Register as at the Exscientia ADS Voting Record Time will be eligible to provide the Depositary with voting instructions for the Exscientia Shareholder Meetings and will be sent a Depositary Notice and Exscientia ADS voting instruction card to be completed and returned in accordance with the instructions printed thereon. The voting instructions must be received by the Depositary no later than 10 a.m. (New York time) on [•], 2024, or, if either the Exscientia Court Meeting or the Exscientia General Meeting is adjourned, such later date as may be notified by the Depositary.
Holders of Exscientia ADSs who hold their Exscientia ADSs indirectly through a broker, bank, trust company or other nominee must rely on the procedures of such broker, bank, trust company or other nominee in order to assert the rights of a Exscientia ADS holder to issue voting instructions to the Depositary. If this applies to you, we encourage you to consult your broker, bank, trust company or other nominee as soon as possible. Please vote in accordance with the instructions sent to you by your broker, bank, trust company or other nominee as soon as possible.
The Depositary will collect all voting instructions properly submitted by holders of Exscientia ADSs and submit a vote on behalf of all such holders.
If you are an Exscientia ADS holder and you wish to vote directly (whether in person or by proxy) on the Exscientia Scheme Proposal at the Exscientia Court Meeting or the Exscientia Scheme Implementation Proposal at the Exscientia General Meeting, you must elect to become a shareholder of record by surrendering your Exscientia ADSs to the Depositary to withdraw the Exscientia Shares represented by those Exscientia ADSs, in accordance with the terms and conditions of the Deposit Agreement, so as to become a registered holder of Exscientia Shares prior to the Exscientia Voting Record Time. In order to surrender your Exscientia ADSs and withdraw the underlying Exscientia Shares if you hold Exscientia ADSs indirectly through a broker, bank, trust company or other nominee you should contact your broker, bank, trust company or other nominee to make the necessary arrangements to ensure the necessary processing can be completed in time.
Q:
What is the effect of giving a proxy for the Recursion Special Meeting?

A:
Proxies are solicited by and on behalf of Recursion’s Board. Christopher Gibson, Recursion’s Chief Executive Officer, and Michael Secora, Recursion’s Chief Financial Officer, or either of them, as your proxyholders, will be authorized to vote and otherwise act for you at the Recursion Special Meeting in accordance with the instructions on the proxy card. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Recursion Special Meeting in accordance with the instructions of the stockholder. If the proxy is dated and signed, but no specific instructions are given, however, the shares will be voted in accordance with the recommendations of Recursion’s Board on the Recursion Proposals. If any other matters are properly brought before the Recursion Special Meeting, then the proxy holders will use their own judgment to determine how to vote your shares. If the Recursion Special Meeting is postponed or adjourned, then the proxy holders can vote Recursion Shares on the new meeting date, unless you have properly revoked your proxy.
Q:
What is the effect of giving a proxy for the Exscientia Court Meeting or the Exscientia General Meeting?

A:
Exscientia shareholders entitled to attend and vote at the Exscientia Court Meeting and/or the Exscientia General Meeting may attend such meeting in person or they may appoint another person or persons, whether a shareholder of Exscientia or not, as their proxy or proxies, to exercise all or any of their rights to attend, submit written questions and vote at the Exscientia Court Meeting and/or the Exscientia General Meeting. A proxy need not be an Exscientia shareholder but must attend the meeting for the Exscientia shareholder’s vote to be counted. If an Exscientia shareholder appoints more than one proxy to attend the meeting, each proxy must be appointed to exercise the rights attached to a different share or shares held by the Exscientia shareholder.

You are strongly encouraged to appoint the Chair of the Exscientia Shareholder Meetings as your proxy.
Q:
How many proxies can I appoint?

A:
An Exscientia shareholder of record may appoint one or more proxies to exercise all or any of such Exscientia shareholder’s rights to attend, submit written questions and, on a poll, to vote, on their behalf. If an Exscientia shareholder of record appoints more than one proxy to attend the meeting, each proxy must be appointed to exercise the rights attached to a different share or shares held by such shareholder. If an Exscientia shareholder of record wishes to appoint more than one proxy, they should follow the instructions contained therein.

Q:
Do I need to do anything with my Exscientia Shares, or my Exscientia ADSs other than voting for the proposals at the Exscientia Court Meeting or the Exscientia General Meeting?

A:
No. You do not need to take any action at this time with respect to your shares or ADSs. Please do not send your share or ADS certificates, if any, with your proxy card.

There is no requirement for registered Exscientia shareholders to take any action with regard to their share certificates. With effect from the Effective Time, all certificates representing Scheme Shares shall cease to be valid as documents of title to the shares represented thereby and every holder of Scheme Shares shall be bound at the request of Exscientia to deliver the same to Exscientia (or any person appointed by Exscientia to receive such certificates), or, as Exscientia may direct, to destroy the same.
Exscientia ADS holders who hold their Exscientia ADSs in certificated form will, on or after the closing date, receive letters of transmittal with an explanation on how to surrender the Exscientia ADSs to the Depositary. Those holders must sign and return the letter of transmittal, together with their Exscientia ADS certificates and payment of applicable ADS fees, to receive any Share Deliverables per Exscientia ADS to which they are entitled.
Exscientia ADS holders to hold their Exscientia ADSs in uncertificated form, will be required to pay the applicable ADS fees to receive the ADS deliverables, and upon receipt of such payment the Depositary will distribute the Share Deliverable per Exscientia ADS to which they are entitled (without the need to take any further action). The Share Deliverable per Exscientia ADS (except for fractional entitlements) will be delivered in uncertificated form to the Exscientia ADS holders.
Any Exscientia ADS holders who hold their Exscientia ADSs indirectly through a broker, bank, trust company or other nominee, will receive credit of Recursion Shares to their account from their broker, bank, trust company or other nominee.

Q:
What happens if I sell my Recursion Class A Common Stock or Recursion Class B Common Stock before the Recursion Special Meeting, or sell my Exscientia Shares before the Exscientia Court Meeting and Exscientia General Meeting?

A:
The Recursion record date is earlier than the date of the Recursion Special Meeting and the date that the Transaction is expected to be completed. If you are a holder of Recursion Class A Common Stock or Recursion Class B Common Stock and you transfer your shares after the Recursion record date but before Recursion Special Meeting, you will, unless the transferee receives a proxy from you, retain your right to vote at the Recursion Special Meeting.

The Exscientia Voting Record Time and Exscientia ADS Voting Record Time, which determine the Exscientia shareholders entitled to vote at the Exscientia Shareholder Meetings and Exscientia ADS holders entitled to provide voting instructions to the Depositary in accordance with the terms of the Deposit Agreement, respectively, are earlier than the date of the Exscientia Shareholder Meetings and the Scheme Record Time. If you are a holder of Exscientia Shares and you transfer your Exscientia Shares after the Exscientia Voting Record Time but prior to the Scheme Record Time, you will retain any rights you hold to vote at the Exscientia Shareholder Meetings but will not have the right to receive the Scheme deliverables. If you are a holder of Exscientia ADSs and you transfer your Exscientia ADSs after the Exscientia ADS Voting Record Time but prior to the Scheme Record Time, you will retain any rights you hold to instruct the Depositary to vote the Exscientia Shares represented by your ADSs at the Exscientia Shareholder Meetings but will not have the right to receive the ADS deliverables.
If you are a holder of Exscientia Shares, in order to receive the Scheme deliverables for your Exscientia Shares, you must hold your Exscientia Shares at the Scheme Record Time. Consequently, if you transfer your Exscientia Shares before the Scheme Record Time, you will have transferred your right to receive the Scheme deliverables if the Transaction is completed.
If you are an Exscientia ADS holder, in order to receive the ADS deliverables for your Exscientia ADSs, you must not have sold your Exscientia ADSs prior to the Effective Time (including not having sold prior to the Effective Time in trades that will settle after the Effective Time). Consequently, if you transfer your Exscientia ADSs before the Effective Time, you will not be entitled to receive the ADS deliverables. Exscientia intends to instruct Nasdaq to halt trading of Exscientia ADSs before the open of trading on the date of the Court Sanction Hearing. Accordingly, because Exscientia expects that the last day of trading of the Exscientia ADSs on Nasdaq will be the trading day prior to the closing date, the persons entitled to the ADS deliverables will not be known until the close of business on the closing date, which is the date that any trades made on the trading day prior to the closing date will settle. If, however, the last day of trading of the Exscientia ADSs on Nasdaq is the closing date, the persons entitled to the ADS deliverables will not be known until the end of the trading day following the closing date, which is the date that any trades made on the closing date will settle.
Q:
How does the Recursion Board recommend that I vote at the Recursion Special Meeting?

A:
The Recursion Board unanimously recommends that Recursion stockholders vote “FOR” the Recursion Share Issuance Proposal and “FOR” the Recursion Adjournment Proposal at the Recursion Special Meeting. See the section entitled “The Transaction — Recommendation of the Recursion Board and Reasons for the Transaction” beginning on page 79 of this joint proxy statement.

Q:
How does the Exscientia Board recommend that I vote at the Exscientia Shareholder Meetings?

A:
The Exscientia Board unanimously recommends that Exscientia shareholders vote “FOR” the Exscientia Scheme Proposal at the Exscientia Court Meeting and “FOR” the Exscientia Scheme Implementation Proposal at the Exscientia General Meeting. See the section entitled “The Transaction — Recommendation of the Exscientia Board and Reasons for the Transaction” beginning on page 83 of this joint proxy statement.

Q:
Does my vote matter?

A:
Yes. It is important that eligible Recursion stockholders vote at the Recursion Special Meeting and that Exscientia shareholders vote at both of the Exscientia Shareholder Meetings and that holders of Exscientia ADSs issue voting instructions to the Depositary to vote at both of the Exscientia Shareholder Meetings on their behalf.

The Transaction cannot be completed unless the Recursion Share Issuance Proposal is approved at the Recursion Special Meeting, the Exscientia Scheme Proposal is approved at the Exscientia Court Meeting and the Exscientia Scheme Implementation Proposal is approved at the Exscientia General Meeting.
Q:
Can I change or revoke my proxy or voting instructions or change my vote after I have delivered my proxy or voting instructions?

A:
Yes. You may revoke your proxy and change your vote prior to the applicable deadlines, as set out in the proxy materials, for the Recursion Special Meeting, the Exscientia Court Meeting or the Exscientia General Meeting (as applicable). The most recent proxy card or telephone (for Recursion) or Internet proxy received by the inspector of elections (for Recursion) or scrutineer (for Exscientia) for each meeting is the one that is counted. If your Recursion Class A Common Stock, Recursion Class B Common Stock or your Exscientia Shares are held in an account by a broker, bank, trust company or other nominee and you desire to change your vote, you should contact your broker, bank, trust company or other nominee for instructions on how to do so.

Recursion Stockholder of Record:   If you are a stockholder of record of Recursion Class A Common Stock or Recursion Class B Common Stock, you may revoke your proxy or change your vote in any of the following ways:
•
you may send a written notice that you are revoking your proxy to Recursion’s Secretary at Recursion Pharmaceuticals, Inc., Attention: Secretary, 41 Rio Grande Street, Salt Lake City, UT 84101, United States of America;

•
you may send a subsequent properly completed proxy card in accordance with the instructions in this joint proxy statement;

•
you may grant a subsequent proxy by telephone or through the Internet in accordance with the instructions in this joint proxy statement; or

•
you may attend the Recursion Special Meeting and either vote or revoke your proxy in writing. Your attendance at the Recursion Special Meeting will not automatically revoke your proxy unless you vote again at the Recursion Special Meeting or specifically request in writing that your prior proxy be revoked. Virtual attendance by stockholders of record at the Recursion Special Meeting will constitute presence in person for the purpose of determining the presence of a quorum for the transaction of business at the Recursion Special Meeting.

Registered Exscientia Shareholder:   If you are a registered holder of Exscientia Shares, you can do this in any of the three following ways:
•
you may send or submit a subsequent properly completed proxy card in accordance with the instructions in this joint proxy statement;

•
you may grant a subsequent proxy through the Internet in accordance with the instructions in this joint proxy statement;

•
you may send a written notice that you are revoking your proxy to Computershare Investor Services Plc at Computershare Investor Services Plc, The Pavilions, Bridgwater Road Bristol BS99 6ZY United Kingdom; or

•
you may attend the Exscientia Court Meeting and/or the Exscientia General Meeting and vote in person. Your attendance at either meeting will not automatically revoke your proxy.

Registered Holder of Exscientia ADSs:   If you are a registered holder of Exscientia ADSs, you can revoke or change your previous voting instruction by delivering a revocation or modified voting instruction to the Depositary (in the manner specified by the Depositary in the applicable Depositary directions on how to vote Exscientia ADSs) that is received by the Depositary by 10 a.m. (New York time) on [•], 2024, or, if either the Exscientia Court Meeting or the Exscientia General Meeting is adjourned, such later date as may be notified by the Depositary. If your Exscientia ADSs are held in an account by a broker, bank, trust company or other nominee and you desire to change your vote, you should contact your broker, bank, trust company or other nominee for instructions on how to do so.
Q:
What should I do if I receive more than one set of voting materials for a particular meeting?

A:
You may receive more than one set of voting materials for the same meeting, including multiple copies of this joint proxy statement and multiple proxy cards or voting instruction cards. For example, a holder of Recursion Class A Common Stock, Recursion Class B Common Stock or Exscientia Shares who holds shares in more than one brokerage account would receive a separate voting instruction card for each brokerage account in which such holder holds shares. Additionally, a holder of record of shares whose shares are registered in more than one name would receive more than one proxy card.

In order to ensure that all of your shares are voted at the Recursion Special Meeting, the Exscientia Court Meeting or the Exscientia General Meeting (as applicable), please complete, sign, date and return each proxy card and voting instruction card that you receive.
Q:
What happens if I hold both Recursion Class A Common Stock, Recursion Class B Common Stock and Exscientia Shares?

A:
You will receive separate proxy or voting instruction cards for each of the Recursion Special Meeting, the Exscientia Court Meeting and the Exscientia General Meeting (as applicable), and are advised to complete, sign and date each proxy or voting instruction card and return each proxy or voting instruction card in the appropriate postage-paid envelope or, if available, submit a proxy or voting instruction by telephone or through the Internet for each company.

Q:
Are there risks associated with the Transaction that I should consider in deciding how to vote?

A:
Yes. You should carefully read the detailed description of the risks associated with the Transaction and Recursion’s business following the Transaction described in the section entitled “Risk Factors” of this joint proxy statement. You also should read and carefully consider the risk factors associated with the businesses of both Recursion and Exscientia that are included in, or contained in the documents that are incorporated by reference into, this joint proxy statement because these risks will relate to the business of Recursion following the completion of the Transaction.

Q:
Who will count the votes at each meeting?

A:
At the Recursion Special Meeting, Broadridge will serve as inspector of elections and will count the votes. At the Exscientia Shareholder Meetings, Broadridge will serve as scrutineer and will count the votes and also act as the independent inspector of elections.

Q:
Where can I find the voting results of the Recursion Special Meeting, the Exscientia Court Meeting and the Exscientia General Meeting?

A:
The preliminary voting results of the Recursion Special Meeting will be announced at such meeting and the preliminary voting results of the Exscientia Shareholders Meetings will be announced on Exscientia’s website as soon as reasonably practicable after such meetings. In addition, following certification of the final voting results, each of Recursion and Exscientia intends to file the final voting results with the SEC on a Current Report on Form 8-K or Form 6-K, respectively.

Q:
What is “householding”?

A:
The SEC has adopted rules that permit companies and intermediaries (such as brokers or banks) to satisfy the delivery requirements for proxy statements with respect to two or more security holders sharing the same address by delivering a single notice or proxy statement addressed to those security holders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for security holders and cost savings for companies.

Several brokers and banks with accountholders who are Recursion stockholders or Exscientia shareholders will be “householding” Recursion’s or Exscientia’s proxy materials. As indicated in the notices provided by these brokers to Recursion stockholders and Exscientia shareholders, a single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from an affected stockholder. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If at any time you no longer wish to participate in “householding” and you prefer to receive a separate proxy statement, if you are a Recursion stockholder, please notify your broker or contact Recursion’s proxy solicitor, Innisfree M&A Incorporated, 501 Madison Avenue, 20th Floor New York, New York 10022, T: +1 (877) 750-0537, or if you are an Exscientia shareholder, please notify your broker or Exscientia’s proxy solicitor, Campaign Management, 15 West 38th Street, Suite #747, New York, New York 10018, T: +1 (888) 725-4553. Recursion stockholders or Exscientia shareholders who currently receive multiple copies of this joint proxy statement at their address and would like to request “householding” of their communications should contact their broker or nominee.
See the section entitled “Householding of Proxy Materials” of this joint proxy statement for additional information.
Q:
Who can help answer any other questions I have?

A:
The information provided above in the question-and-answer format is for your convenience only and is merely a summary of some of the information contained in this joint proxy statement. You should read carefully the entire joint proxy statement, including the information in the annexes. See the section entitled “Where You Can Find More Information” of this joint proxy statement. If you would like additional copies of this joint proxy statement or the enclosed proxy card, without charge, or if you have questions about the Transaction, including the procedures for voting your shares, you should contact:

If you are a Recursion stockholder:
Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, New York 10022
Stockholders may call toll free: +1 (877) 750-0537
Banks and brokers may call collect: +1 (212) 750-5833
If you are an Exscientia shareholder:
Campaign Management
15 West 38th Street, Suite #747
New York, New York 10018
Shareholders may call toll-free: +1 (888) 725-4553
Banks and brokers may call collect: +1 (212) 632-8422
Email: info@campaign-mgmt.com

SUMMARY
This summary highlights selected information from this joint proxy statement and might not contain all of the information that is important to you. You should read carefully this entire joint proxy statement, including the annexes, for a more complete understanding of the Transaction. In addition, Recursion and Exscientia incorporate by reference into this joint proxy statement important business and financial information about Recursion and Exscientia, as applicable. See the section entitled “Where You Can Find More Information” of this joint proxy statement for more information.
Parties to the Transaction (page 68)
Recursion
Recursion is a leading clinical stage TechBio company decoding biology to industrialize drug discovery. Central to Recursion’s mission is the Recursion Operating System (OS), a platform built across diverse technologies that enables Recursion to map and navigate trillions of biological, chemical and patient-centric relationships across over 50 petabytes of proprietary data. Recursion frames this integration of the physical and digital components as iterative loops, where scaled ‘wet-lab’ biology, chemistry and patient-centric experimental data are organized by ‘dry-lab’ computational tools in order to identify, validate and translate therapeutic insights. Recursion believes its unbiased, data-driven approach to understanding biology will bring more, new and better medicines at higher scale and lower cost to patients. Recursion was formed in Delaware as a limited liability company in November 2013 under the name Recursion Pharmaceuticals, LLC. In September 2016, Recursion converted to a Delaware corporation and subsequently changed its name to Recursion Pharmaceuticals, Inc. Recursion’s principal executive office is located at 41 S Rio Grande Street, Salt Lake City, Utah 84101, United States of America. Recursion’s telephone number is +1 (385) 269-0203.
Exscientia
Exscientia is a drug design company using artificial intelligence, or AI, and other technologies to efficiently design and develop differentiated medicines for diseases with high unmet patient need. The focus of Exscientia’s platform is to improve the probability of successful drug development by identifying and resolving likely points of failure using its AI design technology, translational systems and clinical modelling. Exscientia has demonstrated its platform can achieve design goals beyond current industry standards by advancing multiple development candidates with differentiated properties, four of which are currently in clinical trials. Exscientia’s internal pipeline is primarily focused on oncology, but Exscientia also uses its design capabilities with partners to expand its pipeline and generate income.
Exscientia was incorporated under the laws of England and Wales on June 29, 2021, with company registration number 13483814 and company name Exscientia Holdings Limited for the purpose of becoming the ultimate holding company of Exscientia AI Limited (formerly Exscientia Limited) and consummating a corporate reorganization prior to its initial public offering. Exscientia Holdings Limited changed its name to Exscientia Limited on August 18, 2021, and re-registered as a public limited company on September 22, 2021, and changed its name to Exscientia plc. Exscientia AI Limited was incorporated under the laws of Scotland in July 2012, with company registration number SC428761 with the company name Ex Scientia Limited (changed to Exscientia Limited in December 2018) and changed its name to Exscientia AI Limited on August 18, 2021.
Exscientia’s global headquarters and registered office is at The Schrödinger Building, Oxford Science Park, Oxford OX4 4GE, United Kingdom, and the telephone number at that office is +44(0) 1865 818941.
The Transaction (page 69) and the Transaction Agreement (page 111)
On August 8, 2024, Recursion and Exscientia entered into the Transaction Agreement pursuant to which, and subject to the conditions set forth therein, including the receipt of requisite approvals of Recursion stockholders and Exscientia shareholders, Recursion will acquire the entire issued and to be issued share capital of Exscientia. The Transaction is to be implemented by means of the Scheme of Arrangement.
It is anticipated that, based on the number of Exscientia Shares and Recursion Shares outstanding as of August 7, 2024, calculated on a fully diluted basis, immediately following completion of the Transaction, pre-Transaction Recursion stockholders will own approximately 74% of Recursion on a fully diluted basis and former Exscientia shareholders will own approximately 26% of Recursion on a fully diluted basis. The exact equity stakes that pre-Transaction Recursion stockholders and former Exscientia shareholders will hold in Recursion immediately following the completion of the Transaction will depend on the number of fully-diluted Recursion Shares and Exscientia Shares (including any shares underlying equity awards granted following August 7, 2024) issued and outstanding immediately prior to the Effective Time.
The terms and conditions of the Transaction are contained in the Transaction Agreement, a copy of which is attached as Annex A to this joint proxy statement. We encourage you to read the Transaction Agreement carefully and in its entirety, as it is the legal document that, along with the Scheme of Arrangement, governs the Transaction.
Closing and Effective Time (page 111)
Unless otherwise agreed between Recursion and Exscientia, the closing of the Transaction will take place as promptly as practicable (and in any event within two business days) following the satisfaction or (to the extent permitted by applicable law, waiver) of the conditions to the completion of the Transaction. The Scheme of Arrangement will become effective upon delivery by Exscientia of the Court Order to the Registrar of Companies in England and Wales, which is referred to herein as the Effective Time.
Scheme Deliverables to Exscientia Shareholders (page 112)
Under the Transaction Agreement, following the Effective Time, each Scheme Share shall be transferred from the Scheme Shareholders to Recursion (or as it directs, in the case of Exscientia’s ADSs, to a nominee) in exchange for 0.7729 Recursion Shares (the “Share Deliverable”). Because each Exscientia ADS represents a beneficial interest in one Exscientia Share, holders of Exscientia ADSs will be entitled to receive an amount of Recursion Shares equal to the Share Deliverable.
Treatment of Equity Awards (page 112)
As of [•], 2024, there were time-vesting Exscientia Share Options with respect to [•] Exscientia Shares, performance-vesting Exscientia Share Options with respect to [•] Exscientia Shares, time-vesting Exscientia RSUs with respect to [•] Exscientia Shares and performance-vesting Exscientia RSUs with respect to [•] Exscientia Shares (assuming maximum performance) outstanding.
The Transaction Agreement provides that, upon the closing, (i) each outstanding Exscientia Share Option held by a continuing employee will be converted into a stock option award with respect to Recursion Shares (“Recursion Options”) in an amount reflecting the Exchange Ratio, and subject to the same terms and conditions applicable to the Exscientia Share Option as in effect immediately prior to the closing, (ii) each vested Exscientia Share Option held by a non-continuing employee will be canceled and converted into Recursion Shares in an amount reflecting the Exchange Ratio, less the exercise price of the Exscientia Share Option and applicable withholding taxes, (iii) each vested Exscientia RSU, whether held by a continuing employee or a non-continuing employee, will be canceled and converted into Recursion Shares in an amount reflecting the Exchange Ratio, less applicable withholding taxes and (iv) each unvested Exscientia RSU held by a continuing employee will be converted into a restricted stock unit award with respect to Recursion Shares (“Recursion RSU”) in an amount reflecting the Exchange Ratio. Further, to the extent that an outstanding Exscientia Share Option or an outstanding Exscientia RSU is subject to any performance-vesting conditions, such performance-vesting conditions will be deemed achieved at the greater of (A) the target level of achievement of all relevant performance goals in accordance with the applicable award agreement or (B) the actual level of achievement of all relevant performance goals against target as of Exscientia’s fiscal quarter-end immediately preceding the closing in accordance with the applicable award agreement, and only the portion of such Exscientia Share Option or Exscientia RSU that so vests will convert into a Recursion Option or a Recursion RSU, respectively.
If a holder of Exscientia Share Options or Exscientia RSUs (or Recursion Options or Recursion RSUs into which such awards converted) experiences a qualifying termination at or within the 12-month period following the closing, such awards will vest in full, subject to execution of a release. A “qualifying termination” means (x) a termination of employment or service by the award holder’s applicable employer other than for cause, disability or death or (y) a resignation of employment or service by the award holder for good reason (which includes a material diminution in certain compensation and benefits, a material breach of a written agreement by Exscientia or Recursion or a requirement to move a primary work location more than a certain distance).
For more information, please see “The Transaction Agreement — Treatment of Equity Awards”.
Exscientia Retention Plan (page 114)
In connection with the Transaction, Exscientia is authorized to implement the Exscientia Retention Plan pursuant to which the Remuneration Committee of Exscientia may grant retention equity awards under the Exscientia plc 2021 Equity Incentive Plan to its employees and service providers, including executive officers, with respect to up to 2.8 million Exscientia Shares, subject to vesting conditions. The retention equity awards will be treated in the same manner as all other Exscientia Share Options and Exscientia RSUs, as described in “The Transaction Agreement — Treatment of Equity Awards.” In addition, the Remuneration Committee of Exscientia may grant cash retention awards pursuant to the Exscientia Retention Plan to certain employees, including executive officers, in an aggregate amount of $1,615,000. The Exscientia Retention Plan also includes a severance component pursuant to which Exscientia employees, including executive officers, would be eligible to receive certain severance benefits upon a qualifying termination at or within the 12-month period following the closing.
For more information, please see “The Transaction Agreement — Exscientia Retention Plan”.
Exchange of Exscientia Shares (page 114)
Prior to the closing, Recursion will appoint an exchange agent that is reasonably acceptable to Exscientia. At or as promptly as practicable following the Effective Time (and in any event no later than the business day following the Effective Time, or if Exscientia provides evidence of the Effective Time after 9:00 a.m., New York City time, on the effective date, no later than the second business day after such delivery), Recursion will procure the deposit with the exchange agent for the benefit of the holders of Exscientia Shares, of certificates or, at Recursion’s option, evidence of Recursion Shares in book-entry form representing the aggregate Share Deliverable pursuant to the Transaction. Prior to the closing, Recursion and Exscientia will establish procedures with the Depositary to ensure that (i) the Depositary (or the Depositary custodian) will promptly deliver the ADS deliverables to each holder of Exscientia ADSs and (ii) Exscientia ADSs will be treated by the Depositary, as closely as reasonably possible, in the same manner as Exscientia Shares are treated by the exchange agent with respect to treatment of fractional shares and other matters specified in the Transaction Agreement.
No Solicitation; Change in Board Recommendation (page 125)
Recursion and Exscientia have agreed that until the earlier of the Effective Time and the valid termination of the Transaction Agreement, they will not, and will cause their subsidiaries and their subsidiaries’ respective representatives not to, subject to certain exceptions, directly or indirectly:
i.
solicit, initiate, participate in, knowingly facilitate, knowingly assist, or knowingly encourage any inquiries regarding, or the making or submission of, any acquisition proposal or any inquiry, indication of interest, proposal, offer, or request that would reasonably be expected to lead to an acquisition proposal;

ii.
(A) enter into, continue, or participate in any discussions or negotiations in respect of any acquisition proposal or any such inquiry, indication of interest, proposal, offer, or request, or (B) furnish to any third party any information in connection with any of the foregoing;

iii.
enter into or adopt any letter of intent, heads of terms, memorandum of understanding, or similar document, agreement, commitment, or agreement in principle (whether written or oral, binding or nonbinding) with respect to an acquisition proposal other than an acceptable confidentiality agreement;

iv.
recommend, approve, or publicly propose to recommend, adopt or approve any acquisition proposal;

v.
withdraw, or qualify, amend, or modify in a manner adverse to the other party (or publicly propose to do any of the foregoing), the recommendation of such party’s board in favor of the approval of their respective shareholder proposals at the required meetings (the “Board Recommendation”), or resolve or agree to take any such action;

vi.
fail to include the Board Recommendation in the joint proxy statement;

vii.
take any action to make any “moratorium,” “control share acquisition,” “fair price,” “supermajority,” “affiliate transactions,” or “business combination statute or regulation” or other similar anti-takeover laws and regulations inapplicable to any acquisition proposal; or

viii.
resolve or agree to do any of the foregoing.

Indemnification (page 128)
Recursion has agreed, to the fullest extent permitted under applicable law, that all rights to exculpation, indemnification and advancement of expenses for acts or omissions occurring at or prior to the Effective Time, whether asserted or claimed prior to, at or after the Effective Time, existing as of the date of the Transaction Agreement in favor of the current or former directors or officers of Exscientia and its subsidiaries as provided for in their respective articles of association, organizational documents or in any agreement or deed of indemnity will survive the Transaction and will continue in full force and effect in accordance with their terms and Recursion further agreed, for a period of six years after the Effective Time, to the fullest extent permitted under applicable law, to cause Exscientia and its subsidiaries to maintain in effect, and not permit to amend, repeal or otherwise modify in an adverse manner, any such provisions. Recursion has also agreed to indemnify certain current or former directors or officers of Exscientia to the fullest extent permitted by law, against any losses in connection with any actual or threatened proceeding, arising out of, relating to, or in connection with any action or omission by them in their capacities as such occurring or alleged to have occurred at or before the Effective Time.
Employee Benefits Matters (page 129)
The Transaction Agreement provides that, for a period of one year immediately following the closing, each employee of Exscientia and its subsidiaries as of the Effective Time to the extent they remain employed will have (i) an annual base salary or wage rate that is not less than the annual base salary or wage rate provided by Exscientia and its subsidiaries as of immediately prior to the Effective Time, (ii) a total annual incentive compensation target opportunity (including both cash and equity-based compensation components) that is not less, in the aggregate, than the total annual incentive compensation target opportunity provided to such employee immediately prior to the Effective Time, (iii) severance benefits that are no less favorable than those provide to such employee immediately prior to the Effective Time, (iv) leave-related benefits that are no less favorable than those provided to such employee immediately prior to the Effective Time and (v) other employee benefits (including retirement, employee health, AD&D and life insurance benefits) that are no less favorable in the aggregate to such benefits provided to such employee immediately prior to the Effective Time or as may be required to be provided to such employee pursuant to applicable law.
Recursion will use commercially reasonable efforts to (i) cause the waiver of all pre-existing condition exclusions and waiting periods with respect to participation and coverage requirements under health or welfare employee benefit plans, programs and arrangements under which continuing employees may be eligible to participate on or after the Effective Time to the extent satisfied or waived under a comparable Exscientia benefit plan, program or arrangement, and (ii) generally cause the recognition of service of continuing employees under employee benefit plans. In addition, Recursion will use commercially reasonable efforts to recognize, for purposes of the annual deductible and out-of-pocket limits under its health and welfare plans, the deductible and out-of-pocket expenses paid by continuing employees and their beneficiaries and dependents in the calendar year in which the Effective Time occurs.
Unless Recursion requests otherwise, Exscientia will take all necessary actions to terminate or cause to be terminated, effective as of the closing, any and all of Exscientia employee benefit plans sponsored or maintained by Exscientia or any Exscientia subsidiary.

Conditions to Consummate the Transaction (page 130)
The respective obligations of Recursion and Exscientia to consummate the Transaction are subject to the satisfaction (or, to the extent permitted by applicable law, waiver) of the following conditions: (i) the receipt of the required Exscientia shareholder approvals; (ii) the sanction of the Scheme of Arrangement by the Court; (iii) the receipt of the required Recursion stockholder approvals; (iv) the absence of any order issued by any court or other governmental authority of competent jurisdiction that remains in effect and enjoins, prevents or prohibits the consummation of the Transaction; (v) the absence of any applicable law enacted, entered, promulgated or enforced by any governmental authority that remains in effect and prohibits or makes illegal the consummation of the Transaction; (vi) the Recursion Shares to be delivered to Exscientia shareholders in connection with the Transaction being approved for listing on Nasdaq; and (vii) the receipt of certain regulatory approvals, including the expiration or termination of any waiting period applicable to the Transaction under the HSR Act.
The obligation of Recursion to consummate the Transaction is subject to the satisfaction (or, to the extent permitted by applicable law, waiver) of the following additional conditions: (i) Exscientia having performed, in all material respects, all of its obligations required to be performed by it at or prior to the closing; (ii) the representations and warranties of Exscientia being true and correct to the extent specified in the Transaction Agreement; (iii) Recursion’s receipt of a certificate from an executive officer of Exscientia confirming, on behalf of Exscientia, the satisfaction of the conditions set forth in the immediately preceding two clauses; and (iv) no Material Adverse Effect with respect to Exscientia having occurred since the date of the Transaction Agreement.
The obligation of Exscientia to consummate the Transaction is subject to the satisfaction (or, to the extent permitted by applicable law, waiver) of the following additional conditions: (i) Recursion having performed, in all material respects, all of its obligations required to be performed by it at or prior to the closing of the Transaction; (ii) the representations and warranties of Recursion being true and correct to the extent specified in the Transaction Agreement, (iii) Exscientia’s receipt of a certificate from an executive officer of Recursion confirming, on behalf of Recursion, the satisfaction of the conditions set forth in the immediately preceding two clauses; and (iv) no Material Adverse Effect with respect to Recursion having occurred since the date of the Transaction Agreement.
Termination of the Transaction Agreement (page 131)
The Transaction Agreement may be terminated, and the Transaction may be abandoned at any time prior to the Effective Time (notwithstanding the receipt of the required Recursion stockholder approval or Exscientia shareholder approval): (i) by mutual written agreement of Recursion and Exscientia, (ii) by either Recursion or Exscientia upon the occurrence of certain events, including the inability of the parties to consummate the Transaction by August 8, 2025; (iii) by Recursion upon the occurrence of certain events including Exscientia’s adverse recommendation change and certain material uncured breaches by Exscientia; and (iv) by Exscientia upon the occurrence of certain events including Recursion’s adverse recommendation change and certain material uncured breaches by Recursion.
Termination Payments and Expenses (page 133)
Except with respect to the respective Recursion and Exscientia termination payments or as otherwise provided in the Transaction Agreement, the costs and expenses incurred in connection with the Transaction Agreement will be paid by the party incurring such cost or expense. Recursion is required to pay Exscientia a termination payment of $58,770,000 upon the occurrence of certain specified circumstances, and Exscientia is required to pay Recursion a termination payment of $6,880,000 upon the occurrence of certain specified circumstances, each as described in “The Transaction Agreement — Termination Payments and Expenses.”
Recommendation of the Recursion Board and Reasons for the Transaction (page 79)
On August 8, 2024, the Recursion Board unanimously, after considering various factors described in the section of this joint proxy statement captioned “The Transaction — Recommendation of the Recursion Board and Reasons for the Transaction”, (i) resolved that the entry by Recursion into the Transaction Agreement and the implementation of the Transaction, including, subject to obtaining approval of the

Recursion Share Issuance, the delivery to the Scheme Shareholders of the Share Deliverables in connection therewith, is in the best interests of Recursion and the Recursion stockholders, and declared it advisable to enter into the Transaction Agreement and to consummate the transactions contemplated thereby, including the Transaction; (ii) approved the execution, delivery and performance of the Transaction Agreement and the consummation of the transactions contemplated thereby, including the Transaction and (iii) resolved to recommend that the Recursion stockholders approve the Recursion Share Issuance Proposal for purposes of applicable rules and regulations of Nasdaq. The Recursion Board unanimously recommends that the Recursion stockholders vote “FOR” the Recursion Share Issuance Proposal and “FOR” the Recursion Adjournment Proposal at the Recursion Special Meeting.
For additional information on the recommendations of the Recursion Board, please see “The Transaction — Recommendation of the Recursion Board and Reasons for the Transaction.”
Recommendation of the Exscientia Board and Reasons for the Transaction (page 83)
On August 7, 2024, the Exscientia Board unanimously determined that the transactions contemplated by the Transaction Agreement, including the Scheme of Arrangement, are in the best interests of Exscientia and the Exscientia shareholders, and declared it advisable that Exscientia enter into the Transaction Agreement and effect the transactions contemplated thereby, including the Scheme of Arrangement. Accordingly, the Exscientia Board approved the execution and delivery by Exscientia of the Transaction Agreement and the performance by Exscientia of the transactions contemplated thereby. The Exscientia Board unanimously and unqualifiedly recommends that the Exscientia shareholders vote “FOR” the Exscientia Scheme Proposal at the Exscientia Court Meeting and “FOR” the other proposals at the Exscientia Shareholder Meetings.
For additional information on the recommendations of the Exscientia Board, please see “The Transaction — Recommendation of the Exscientia Board and Reasons for the Transaction.”
Opinion of Recursion’s Financial Advisor (page 86)
Recursion has engaged Allen & Company as Recursion’s financial advisor in connection with the Transaction. In connection with this engagement, Allen & Company delivered a written opinion, dated August 8, 2024, to the Recursion Board as to the fairness, from a financial point of view and as of the date of such opinion, to Recursion of the share consideration provided for pursuant to the Transaction Agreement. The full text of Allen & Company’s written opinion, dated August 8, 2024, which describes the assumptions made, procedures followed, matters considered and qualifications and limitations on the review undertaken, is attached to this joint proxy statement as Annex B and is incorporated by reference herein in its entirety. For purposes of Allen & Company’s financial analyses and opinion, the term “share consideration” means $4.92 per Exscientia Share based on the Exchange Ratio and the closing price of Recursion Class A Common Stock of $6.37 on August 7, 2024 (the last trading day prior to the date of Allen & Company’s opinion). The description of Allen & Company’s opinion set forth in this joint proxy statement is qualified in its entirety by reference to the full text of Allen & Company’s opinion. Allen & Company’s opinion and advisory services were intended for the benefit and use of the Recursion Board (in its capacity as such) in connection with its evaluation of the share consideration from a financial point of view and did not address any other terms, aspects or implications of the Transaction. Allen & Company’s opinion did not constitute a recommendation as to the course of action that Recursion (or the Recursion Board or any committee thereof) should pursue in connection with the Transaction or otherwise address the merits of the underlying decision by Recursion to engage in the Transaction, including in comparison to other strategies or transactions that might be available to Recursion or which Recursion might engage in or consider. Allen & Company’s opinion did not constitute advice or a recommendation to the Recursion Board, and does not constitute advice or a recommendation to any securityholder or other person, as to how to vote or act on any matter relating to the Transaction or otherwise.
Opinion of Exscientia’s Financial Advisor (page 93)
Exscientia retained Centerview as financial advisor to the Exscientia Board in connection with the Transaction and the other transactions contemplated by the Transaction Agreement. In connection with this engagement, the Exscientia Board requested that Centerview evaluate the fairness, from a financial point of view, to the holders of Exscientia Shares (other than (i) any Exscientia Shares which are registered in the name of or beneficially owned by Recursion and/or any direct or indirect subsidiaries of Recursion from time to time (and/or any nominee of the foregoing); (ii) any Exscientia Shares held in treasury and (iii) any Exscientia Shares held by any affiliate of Exscientia or Recursion (for purposes of this section of the joint proxy statement only, we refer to the Exscientia Shares described in the foregoing clauses (i) through (iii) as the “Excluded Shares”)) of the Exchange Ratio. On August 7, 2024, Centerview rendered to the Exscientia Board its oral opinion, which was subsequently confirmed by delivery of a written opinion dated August 8, 2024, that, as of such date and based upon and subject to the assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken by Centerview in preparing its opinion, the Exchange Ratio was fair, from a financial point of view, to the holders of Exscientia Shares (other than the Excluded Shares).
The full text of Centerview’s written opinion, dated August 8, 2024, which describes the assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken by Centerview in preparing its opinion, is attached as Annex C and is incorporated herein by reference. Centerview’s financial advisory services and opinion were provided for the information and assistance of the Exscientia Board (in their capacity as directors and not in any other capacity) in connection with and for purposes of its consideration of the Transaction and Centerview’s opinion addressed only the fairness, from a financial point of view, as of the date thereof, to the holders of Exscientia Shares (other than the Excluded Shares) of the Exchange Ratio. Centerview’s opinion did not address any other term or aspect of the Transaction Agreement or the Transaction and does not constitute a recommendation to any Exscientia shareholder, or any other person, as to how such Exscientia shareholder or other person should vote with respect to the Transaction or otherwise act with respect to the Transaction or any other matter.
The full text of Centerview’s written opinion should be read carefully in its entirety for a description of the assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken by Centerview in preparing its opinion.
Regulatory and Court Approvals Required for the Transaction (page 106)
Completion of the Transaction is conditioned on, among other things, (i) clearance under the HSR Act and certain other merger control and foreign investment laws and regulations of non-U.S. jurisdictions, and (ii) the sanction of the Scheme of Arrangement by the Court, in accordance with the laws of England and Wales, and the Companies Act.
Interests of Recursion’s Directors and Executive Officers in the Transaction (page 107)
Other than with respect to continued service for or, employment by Recursion (including compensation and benefits) and the right to continued indemnification by Recursion, as of the date of this joint proxy statement, Recursion directors and executive officers do not have interests in the Transaction that are different from, or in addition to, the interests of other Recursion stockholders generally. The Recursion Board was aware of and considered these factors, among other matters, in reaching its determination that the terms of the Transaction Agreement and the Transaction are in the best interests of Recursion and its stockholders, approving and declaring advisable the Transaction Agreement and the transactions contemplated thereby, including the Transaction and the issuance of Recursion Shares in connection with the Transaction, and recommending that Recursion stockholders approve the Recursion Share Issuance Proposal.
Interests of Exscientia’s Directors and Executive Officers in the Transaction (page 107)
When considering the foregoing Exscientia Board recommendation that you vote to approve the Exscientia Proposals, shareholders should be aware that Exscientia’s directors and executive officers may be deemed to have, similar to other transactions of this type, certain interests in the Transaction that may be different from, or in addition to, the interests of the Exscientia shareholders generally. The members of the Exscientia Board were aware of and considered these interests, among other matters, in reaching the determination to approve the Transaction Agreement and recommend to the Exscientia shareholders that they vote to approve the Exscientia Proposals. These interests include:

•
continued employment with Recursion, in the case of certain of Exscientia’s executive officers, and continued board service, in the case of certain of Exscientia’s directors;

•
upon the closing, each outstanding Exscientia Share Option and Exscientia RSU, whether subject to time and/or performance-based vesting, being treated as described in “The Transaction Agreement — Treatment of Equity Awards”;

•
eligibility of Exscientia’s executive officers to receive retention bonuses as described in “The Transaction — Interests of Exscientia’s Directors and Executive Officers in the Transaction — Retention Awards”;

•
eligibility of Exscientia’s executive officers to receive severance payments and benefits as described in “The Transaction — Interests of Exscientia’s Directors and Executive Officers in the Transaction — Severance Entitlements”; and

•
continued indemnification and directors’ and officers’ liability insurance to be provided by Recursion.

If the Exscientia Scheme Proposal is approved, the Exscientia Shares held by Exscientia’s directors and executive officers will be treated in the same manner as outstanding Exscientia Shares held by all other Exscientia shareholders. For more information, please see “The Transaction — Interests of Exscientia’s Directors and Executive Officers in the Transaction.”
Board of Directors of Recursion Following Completion of the Transaction (page 112)
Pursuant to the Transaction Agreement, Exscientia may designate two members of the Exscientia Board, subject to approval of the Recursion Board in compliance with fiduciary duties under applicable law, to serve as members of the Recursion Board following the consummation of the Transaction. Exscientia has designated [•] and [•] to serve as members of the Recursion Board.
Accounting Treatment (page 109)
Recursion is expected to account for the Transaction as an acquisition of a business pursuant to Accounting Standards Codification Topic 805 — Business Combinations (“ASC 805”). Recursion is the accounting acquirer and will record assets acquired and liabilities assumed from Exscientia primarily at their respective fair values at the date of completion of the proposed Transaction. To the extent the fair value of the consideration transferred exceeds the fair value of the assets acquired and liabilities assumed, the excess will be recorded as goodwill. For further information, see the section entitled “Unaudited Pro Forma Combined Financial Information” of this joint proxy statement.
Listing of Recursion Shares / Delisting and Deregistration of Exscientia Shares (page 109)
The Recursion Shares to be delivered to the Scheme Shareholders in the Transaction will be listed on Nasdaq. Following the consummation of the Transaction, Exscientia ADSs will be delisted from Nasdaq and deregistered under the 1934 Act, Exscientia will no longer be required to file periodic reports with the SEC and the ADS program will terminate.
No Appraisal or Dissenter Rights (page 110)
No appraisal or dissenters’ rights are available to holders of Recursion Shares under the DGCL or to holders of Exscientia Shares and Exscientia ADSs under the laws of England and Wales in connection with the Transaction.
The Recursion Special Meeting (page 62)
The Recursion Special Meeting will be held on [•], 2024, starting at [•], Mountain Time in a virtual meeting at www.virtualshareholdermeeting.com /[•]. You will be able to attend the meeting online, vote electronically and submit questions by registering at www.virtualshareholdermeeting.com /[•] 15 minutes prior to the meeting start time of [•] Mountain Time.
The purpose of the Recursion Special Meeting is for Recursion stockholders to consider and vote on the following proposals.

Proposal No. 1 Recursion Share Issuance Proposal	Proposal to approve the issuance of shares of Recursion Class A Common Stock in connection with the Transaction for purposes of complying with the applicable provisions of the Nasdaq Listing Rules.
Proposal No. 2 Recursion Adjournment Proposal	Proposal to approve any motion to adjourn the Recursion Special Meeting to another time or place, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes at the time of the Recursion Special Meeting to approve the Recursion Share Issuance Proposal.
The Recursion Board has fixed the close of business on [•], 2024, as the record date for determining the Recursion stockholders entitled to receive notice of, and to vote at, the Recursion Special Meeting (the “Recursion record date”). Only holders of record of shares of Recursion Class A Common Stock and Recursion Class B Common Stock at the close of business on the Recursion record date are entitled to receive notice of, and to vote at, the Recursion Special Meeting.
The holders of a majority of the voting power of Recursion’s capital stock issued and outstanding and entitled to vote, present in person (including virtually via the internet) or represented by proxy, is necessary to constitute a quorum for the transaction of business at the Recursion Special Meeting. Abstentions and broker non-votes, if any, will be counted for purposes of determining whether a quorum is present for the transaction of business at the Recursion Special Meeting.
Recursion stockholders are entitled to cast one vote per share of Recursion Class A Common Stock that is held as of the Recursion record date at the Recursion Special Meeting, and ten votes per share of Recursion Class B Common Stock that is held as of the Recursion record date at the Recursion Special Meeting. Assuming a quorum is present at the Recursion Special Meeting, the affirmative vote of a majority of the voting power of the shares of Recursion cast affirmatively or negatively at the Recursion Special Meeting will be necessary to approve both the Recursion Share Issuance Proposal and the Recursion Adjournment Proposal.
The approval of the Recursion Share Issuance Proposal is required for Recursion to issue shares in connection with the Transaction. If the Recursion Share Issuance Proposal is not approved, the Transaction will not be completed.
A summary of the information Recursion stockholders need to attend and vote at the Recursion Special Meeting and additional information regarding approval of the proposals at the Recursion Special Meeting is provided in the section entitled “The Recursion Special Meeting” beginning on page 62 of this joint proxy statement.
Exscientia Scheme Proposal and the Exscientia Court Meeting and the Exscientia General Meeting — Explanatory Statement (page 45)
The Exscientia Court Meeting will be held at [the offices of Allen Overy Shearman Sterling LLP, One Bishops Square, London, E1 6AD] at [•] [a][p].m. (London time) on [•] 202[4] and the Exscientia General Meeting will be held at [the offices of Allen Overy Shearman Sterling LLP, One Bishops Square, London, E1 6AD] at [•] [a][p].m. (London time) on [•] 202[4] (or as soon thereafter as the Exscientia Court Meeting shall have been concluded or adjourned).
At the Exscientia Court Meeting, Scheme Shareholders are being asked to consider and vote on:
1.
Exscientia Scheme Proposal: To approve and give effect to the Scheme of Arrangement.

At the Exscientia General Meeting, Exscientia Shareholders are being asked to consider and vote on:
1.
Exscientia Scheme Implementation Proposal: To (i) authorize the Exscientia Board to take all action necessary or appropriate for carrying the Scheme of Arrangement into effect, (ii) make certain amendments to the Exscientia Articles in order to facilitate the Transaction, (iii) direct Exscientia to deliver the Court Order to the Registrar of Companies in England and Wales for registration, and (iv) direct the Exscientia Board that they need not undertake an Exscientia Adverse Recommendation Change in connection with a Superior Proposal or cause Exscientia to terminate the Transaction Agreement in order to enter into a definitive agreement relating to a Superior Proposal following the time at which the Exscientia shareholder approval is obtained.
Voting Agreements and Irrevocable Undertakings (page 136)
Concurrent with the execution of the Transaction Agreement, certain stockholders of Recursion who together hold or control, in the aggregate, approximately 32% of the voting power of Recursion as of the date of the Transaction Agreement, have entered into a voting and support agreement (each, a “Voting Agreement”) with Exscientia pursuant to which each such stockholder agreed to, among other things, and subject to the terms and conditions set forth in the Voting Agreement, vote all of the shares of capital stock of Recursion held by such stockholder in favor of the issuance of the Recursion Shares. Concurrent with (or otherwise prior to the date of this joint proxy statement), certain shareholders of Exscientia who together hold or control, in the aggregate, approximately 53% of the total outstanding share capital of Exscientia, have entered into an irrevocable undertaking (each an “Irrevocable Undertaking”) pursuant to which each such shareholder agreed to, among other things, and subject to the terms and conditions set forth in the Irrevocable Undertaking, vote (or have voted on their behalf) all of their shares in Exscientia in favor of all resolutions to approve and give effect to the Scheme of Arrangement and certain related matters.
For more information, see the section titled “Voting Agreement and Irrevocable Undertakings” and Annexes D through G to this joint proxy statement.
Material U.S. Federal Income Tax Considerations (page 167)
Recursion stockholders will not realize gain or loss for U.S. federal income tax purposes in connection with the Transaction with respect to their Recursion Shares.
Recursion and Exscientia intend to treat the receipt of Recursion Shares pursuant to the Transaction as a taxable transaction for U.S. federal income tax purposes. Generally, for U.S. federal income tax purposes, if you are a holder of Exscientia Shares or Exscientia ADSs who is a U.S. holder (as defined below in the section of this joint proxy statement entitled “Material U.S. Federal Income Tax Considerations” beginning on page 167 of this joint proxy statement), you will generally recognize capital gain or loss equal to the difference, if any, between (i) the sum of the amount of cash and the fair market value of the Recursion Shares received in the Transaction and (ii) your adjusted tax basis in the Exscientia Shares or Exscientia ADSs surrendered in exchange therefor, as applicable. Because individual circumstances may differ, we recommend that you consult your own tax advisor to determine the particular tax effects to you. If you are a holder of Exscientia Shares or Exscientia ADSs who is a non-U.S. holder (as defined below in the section of this joint proxy statement entitled “Material U.S. Federal Income Tax Considerations” beginning on page 167 of this joint proxy statement), the Transaction will generally not be taxable to you under U.S. federal income tax laws unless you have certain connections to the United States and certain other conditions are met.
Material UK Tax Considerations (page 174)
Exscientia shareholders should not recognize any gain or loss for the purposes of UK capital gains tax or UK corporation tax on chargeable gains (as applicable), solely as a result of the Transaction and subject to the matters described in the section entitled “Material UK Tax Considerations” of this joint proxy statement.
Recursion stockholders should not incur any liability to UK income tax or UK capital gains tax on UK corporation tax on chargeable gains (as applicable) in connection with the Transaction with respect to their Recursion Shares.
Comparison of Stockholder’s Rights (page 178)
Recursion is organized under the laws of the State of Delaware. Exscientia is organized under the laws of England and Wales. If the Transaction is consummated, the Exscientia shareholders will become stockholders of Recursion and, as a consequence, their rights will become governed by Delaware law and by the Recursion Charter and Recursion Bylaws. The section entitled “Comparison of Stockholder’s Rights” summarizes material differences between the rights of Exscientia shareholders before the consummation of the Transaction and the rights of Exscientia shareholders after consummation of the Transaction in their capacity as Recursion stockholders. For a full description of these differences, see the section entitled “Comparison of Stockholder’s Rights” of this joint proxy statement.
Certain Beneficial Owners of Recursion Common Stock (page 189)
As of close of business on September 5, 2024, directors and officers of Recursion and their affiliates were entitled to vote 36,446,679 shares of Recursion Class A Common Stock and Recursion Class B Common Stock, or approximately 29% of the total voting power of Recursion Class A Common Stock and Recursion Class B Common Stock outstanding and entitled to vote on that date. For more information, see the section entitled “Certain Beneficial Owners of Recursion Common Stock” of this joint proxy statement.
Certain Beneficial Owners of Exscientia Shares (page 192)
As of close of business on September 5, 2024, directors and officers of Exscientia and their affiliates were entitled to vote 1,382,258 Exscientia Shares (including Exscientia ADSs, each of which represents on Exscientia Share), or approximately 1.1% of the Exscientia Shares outstanding and entitled to vote on that date. For more information, see the section entitled “Certain Beneficial Owners of Exscientia Shares” of this joint proxy statement.
Please Read the Risk Factors (page 34)
In evaluating the Transaction Agreement, the Transaction, the Scheme of Arrangement, the Exscientia Scheme Proposal, the Exscientia Scheme Implementation Proposal and the Recursion Share Issuance Proposal, you should carefully read this joint proxy statement and give special consideration to the factors discussed in the section titled “Risk Factors.”

CAUTIONARY NOTE CONCERNING FORWARD-LOOKING STATEMENTS
This joint proxy statement contains forward-looking statements within the meaning of federal securities laws concerning Recursion, Exscientia, the Transaction and other matters that involve material risks, assumptions and uncertainties. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or other matters, based on the current beliefs of the management of Recursion and Exscientia as well as assumptions made by, and information currently available to, the management of both companies. Forward-looking statements may be accompanied by words such as “aim,” “anticipate,” “believe,” “plan,” “could,” “would,” “should,” “estimate,” “expect,” “forecast,” “future,” “guidance,” “intend,” “may,” “will,” “possible,” “potential,” “predict,” “project” or similar words, phrases or expressions, although some forward-looking statements are expressed differently. These statements are subject to various risks and uncertainties, many of which are outside the parties’ control. Factors that could cause actual results to differ materially from those discussed in these forward-looking statements include, but are not limited to, risks and uncertainties detailed in the section entitled “Risk Factors” of this joint proxy statement, in Recursion’s periodic public filings with the SEC, including those discussed in the section entitled “Risk Factors” of Recursion’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the SEC on February 29, 2024, and in Exscientia’s periodic public filings with the SEC, including those discussed in the section entitled “Risk Factors” of Exscientia’s Annual Report on Form 20-F for the fiscal year ended December 31, 2023, filed with the SEC on March 21, 2024, factors contained or incorporated by reference into such documents and in subsequent filings by Recursion and Exscientia with the SEC, and the following factors:
•
global economic conditions;

•
the occurrence of any change, effect, event, occurrence, development, matter, state of facts, series of events or circumstances that could give rise to the termination of the Transaction Agreement, including a termination of the Transaction Agreement under circumstances that could require Recursion to pay a termination fee to Exscientia or to reimburse certain of Exscientia’s expenses, or require Exscientia to pay a termination fee to Recursion;

•
failure to obtain applicable regulatory approvals in a timely manner or at all, or being required to accept conditions that could reduce the anticipated benefits of the Transaction as a condition to obtaining regulatory approvals;

•
failure to satisfy other closing conditions to the Transaction, including the required approvals of Recursion stockholders and Exscientia shareholders, in a timely manner or at all;

•
risks associated with tax liabilities, or changes in U.S., UK or other tax laws or interpretations to which the companies are subject;

•
risks that the newly combined businesses will not be integrated successfully or that the cost, time and effort required to integrate the newly combined businesses may be greater than anticipated;

•
failure to effectively manage the newly combined businesses, or that Recursion will not realize any or all of the estimated cost savings or synergies, or that such benefits may take longer to realize than expected;

•
the inability to close the Transaction, the inability to achieve any or all of the anticipated benefits and synergies of Recursion’s operations following the Transaction or the effects of the Transaction on Recursion’s financial condition or operating results;

•
the inability of Recursion and Exscientia to meet expectations regarding the timing, completion, or anticipated benefits with respect to the Transaction;

•
adverse impacts on the ability to hire and retain personnel relating to the announcement and pendency of the Transaction;

•
diversion of the attention of Recursion’s and Exscientia’s management from ongoing business concerns;

•
limitations placed on the ability of Recursion and Exscientia to operate their respective businesses or raise capital by the Transaction Agreement pending consummation of the Transaction;

•
operating costs, customer loss or business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, distributors or suppliers) being greater than expected during the pendency of, or, if consummated, following, the Transaction;

•
the outcome of any legal proceedings that may be instituted against Recursion, Exscientia and/or others relating to the Transaction;

•
the potential impact of the announcement or consummation of the Transaction on relationships with third parties, including strategic and commercial partners;

•
the ability to attract new customers and retain existing customers in the manner anticipated;

•
the impact of acquisitions that the companies have made or may make;

•
reliance on and integration of information technology (“IT”) systems;

•
changes in legislation or governmental regulations affecting the companies;

•
international, national or local economic, regulatory, social or political conditions that could adversely affect Recursion, Exscientia or their business partners;

•
the market price for Recursion Shares potentially being affected following the Transaction by factors that historically have not affected the market price for Recursion Shares or Exscientia Shares when Recursion and Exscientia were standalone companies;

•
conditions in the capital and credit markets;

•
risks associated with assumptions the parties make in connection with critical accounting estimates and legal proceedings;

•
the parties’ international operations, which are subject, among other factors, to the risks of currency fluctuations and foreign exchange controls;

•
the possibility that Recursion could fail to realize the anticipated benefits and synergies expected from the Transaction, which could adversely affect its business, financial condition and operating results; and

•
the Forecasts included in this joint proxy statement reflects estimates and may not prove to be reflective of actual future financial results.

The foregoing list of factors is not exhaustive and speaks only as of the date hereof. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the parties’ businesses, including those described in this joint proxy statement, and information contained in or incorporated by reference into this joint proxy statement. See the section entitled “Where You Can Find More Information” of this joint proxy statement for more information.
Nothing in this joint proxy statement is intended, or is to be construed, as a projection of financial results, operation results or profits or to be interpreted to mean that earnings per Recursion Share or Exscientia Share for the current or any future financial years or those of Recursion will necessarily match or exceed the historical published earnings per Recursion Share or Exscientia Share, as applicable.
Except as otherwise required by applicable securities laws, Recursion and Exscientia are under no obligation, and each expressly disclaims any obligation, to update, alter or otherwise revise any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events or otherwise.

NOTE ON FINANCIAL INFORMATION
Recursion Financial Information
The audited consolidated balance sheet of Recursion as of the years ended December 31, 2023 and December 31, 2022, the related consolidated statements of operations, comprehensive loss, convertible preferred stock and stockholders’ equity and cash flows for each of the three years in the period ended December 31, 2023, and the related notes thereto included in Recursion’s Annual Report on Form 10-K filed with the SEC on February 29, 2024, are incorporated by reference into this joint proxy statement.
The unaudited interim condensed consolidated financial statements of Recursion as of and for the three and six months ended June 30, 2024 are included in Recursion’s Quarterly Report on Form 10-Q filed with the SEC on August 8, 2024, and incorporated by reference into this joint proxy statement.
Exscientia Financial Information
The audited consolidated statement of financial position of Exscientia as of and for the years ended December 31, 2023, and December 31, 2022, and the related consolidated statement of loss and other comprehensive (loss)/income, of changes in equity and of cash flows for each of the three years in the period ended December 31, 2023, and the related notes thereto are included in Exscientia’s Annual Report on Form 20-F for the fiscal year ended December 31, 2023, filed with the SEC on March 21, 2024, which is incorporated by reference into this joint proxy.
The unaudited condensed consolidated financial statements of Exscientia as of June 30, 2024, and June 30, 2023, and for the three and six months ended June 30, 2024, and June 30, 2023, and the notes related thereto are included in Exscientia’s report on Form 6-K/A, filed with the SEC on August 30, 2024, which is incorporated by reference into this joint proxy statement.
Please see the section entitled “Where You Can Find More Information” of this joint proxy statement for additional information regarding information incorporated by reference.
IFRS and U.S. GAAP
Recursion consolidated financial statements are prepared in accordance with United States generally accepted accounting principles (“U.S. GAAP”) whereas Exscientia’s consolidated financial statements are prepared in accordance with International Financial Reporting Standards as issued by the International Accounting Standards Board (“IFRS”).
U.S. GAAP differs from IFRS in a number of significant respects. Recursion has not prepared, and does not currently intend to prepare, its financial statements or the combined financial statements of Recursion and Exscientia following the completion of the Transaction in, or reconcile them to, IFRS and has not quantified these differences for Exscientia shareholders or potential investors. For a discussion of certain differences between IFRS and U.S. GAAP that are relevant to converting results of Exscientia, see the footnotes to the unaudited pro forma condensed combined balance sheet of Recursion as of June 30, 2024 and the unaudited pro forma condensed combined statements of income of Recursion and Exscientia for the year ended December 31, 2023 and the six months ended June 30, 2024, in the section entitled “Unaudited Pro Forma Condensed Combined Financial Information” of this joint proxy statement.
Currencies
Recursion publishes its financial statements in U.S. dollars and Exscientia publishes its financial statements in pounds sterling. See the section entitled “Exchange Rate Information” for additional information regarding certain historical exchange rates between pounds sterling and the U.S. dollar.

EXCHANGE RATE INFORMATION
The following table shows, for the periods indicated, information concerning the exchange rate between U.S. dollars and pounds sterling. The information in the following table is expressed in U.S. dollars per pound sterling and is based on the last exchange rate quoted by Bloomberg on the same date. The average rate for the annual data means the average of the last exchange rate on the last day of each month during the year. The average rate for the monthly data means the average of the last exchange rate of the day for each day during the month.
The average rate quoted by Bloomberg based on the last exchange rate on the last day of each month for the first eight months of 2024 was $1.2725 per £1. These translations should not be construed as a representation that the U.S. dollar amounts actually represent, or could be converted into, pounds sterling at the rates indicated.
	Period-end rate U.S.$	Average rate U.S.$	High U.S.$	Low U.S.$
Recent monthly data
August 2024	$1.3127	1.2947	1.3261	1.2691
July 2024	$1.2856	1.2862	1.3009	1.2650
June 2024	$1.2645	1.2715	1.2808	1.2622
May 2024	$1.2742	1.2639	1.2769	1.2498
April 2024	$1.2492	1.2518	1.2678	1.2350
March 2024	$1.2623	1.2714	1.2858	1.2601
February 2024	$1.2625	1.2629	1.2744	1.2536
January 2024	$1.2688	1.2704	1.2760	1.2617
Annual Data (year ended December 31)
2023	$1.2731	1.2467	1.3136	1.1830
2022	$1.2083	1.2328	1.3706	1.0689
2021	$1.3532	1.3745	1.4212	1.3204

RISK FACTORS
Investing in Recursion Shares involves risks, some of which are related to the Transaction. You should carefully consider the risks described below, as well as the other information included in or incorporated by reference into this joint proxy statement, including the matters addressed in the section entitled “Cautionary Note Concerning Forward-Looking Statements” beginning on page 30 of this joint proxy statement, the risk factors described in Recursion’s Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on February 29, 2024, Recursion’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2024, filed with the SEC on May 9, 2024, Recursion’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2024, filed with the SEC on August 8, 2024, and Recursion’s Current Report on Form 8-K, filed with the SEC on September 3, 2024, and the risk factors described in Exscientia’s Annual Report on Form 20-F for the fiscal year ended December 31, 2023, filed with the SEC on March 21, 2024. In particular, you should carefully consider the risks associated with each of the businesses of Recursion and Exscientia because these risks will relate to the business of Recursion following the completion of the Transaction. The business of Recursion and Exscientia, as well as their respective financial condition or results of operations, could be materially adversely affected by any of these risks.
For information on where you can find the documents Recursion and Exscientia have filed with the SEC and which are incorporated into this joint proxy statement by reference, please see the section entitled “Where You Can Find More Information” of this joint proxy statement.
Risks Relating to the Transaction
Completion of the Transaction is subject to certain conditions, some of which are outside of the parties’ control, and if these conditions are not satisfied or waived, the Transaction will not be completed.
The obligation of Recursion and Exscientia to complete the Transaction is subject to customary conditions under the Transaction Agreement, including (i) required approvals from Recursion stockholders and Exscientia shareholders, (ii) clearance under the HSR Act and certain other merger control and investment laws and regulations of non-U.S. jurisdictions, (iii) the sanction of the Scheme of Arrangement by the Court, (iv) the absence of any law or order that enjoins, prevents, prohibits, or makes illegal the consummation of the Transaction; and (v) the Recursion Shares issuable in the Transaction having been approved for listing on Nasdaq. For a more complete summary of the conditions that must be satisfied or waived prior to completion of the Transaction, see the section entitled “The Transaction Agreement — Conditions to Consummate the Transaction” beginning on page 130 of this joint proxy statement.
The requirement to satisfy the applicable conditions could delay completion of the Transaction for a significant period of time or prevent the Transaction from occurring at all. There can be no assurance that the conditions to the closing of the Transaction will be satisfied or, where applicable, waived or that the Transaction will be completed. Any delay in completing the Transaction could cause Recursion not to realize some or all of the benefits that the parties expect Recursion to achieve if the Transaction is successfully completed within the expected timeframe.
Further, as a condition to approving the Transaction, governmental authorities may impose conditions, terms, obligations or restrictions on the conduct of the parties’ business after the completion of the Transaction. If the parties were to become subject to any conditions, terms, obligations or restrictions, it is possible that such conditions, terms, obligations or restrictions will delay completion of the Transaction or otherwise adversely affect the parties’ business, financial condition, or operations. Furthermore, governmental authorities may require that the parties divest assets or businesses as a condition to the closing of the Transaction. If the parties are required to divest assets or businesses, there can be no assurance that Recursion or Exscientia will be able to negotiate such divestitures expeditiously or on favorable terms or that the governmental authorities will approve the terms of such divestitures.
In addition, if the Effective Time shall not have occurred by August 8, 2025, either Recursion or Exscientia may choose not to proceed with the Transaction and terminate the Transaction Agreement. Recursion and Exscientia may also terminate the Transaction Agreement under certain other circumstances. See the sections entitled “The Transaction Agreement — Termination of the Transaction Agreement” and

“The Transaction Agreement — Termination Payments and Expenses” beginning on pages 131 and 133, respectively, of this joint proxy statement.
Some of the conditions to the Transaction and termination rights may be waived by Recursion or Exscientia without resoliciting Recursion stockholder or Exscientia shareholder approval.
Certain conditions to completing the Transaction and termination rights set forth in the Transaction Agreement may be waived, in whole or in part, by Recursion or Exscientia. If any conditions or termination rights are waived after the approval of Recursion stockholders or of Exscientia shareholders has been obtained, Recursion and Exscientia will evaluate whether amendment of this joint proxy statement and resolicitation of proxies would be warranted. Subject to applicable law, if Recursion and Exscientia determine that resolicitation of Exscientia shareholders or Recursion stockholders is not warranted, the parties will have the discretion to complete the Transaction without seeking such additional Recursion stockholder approval or Exscientia shareholder approval, as applicable.
Failure to complete the Transaction could negatively impact the Recursion stock price or the Exscientia ADS price and the future business and financial results of Recursion and Exscientia, respectively.
If the Transaction is not completed for any reason, including as a result of a failure to obtain required approvals from Recursion stockholders and Exscientia shareholders, the ongoing businesses of Recursion and Exscientia may be adversely affected and, without realizing any of the benefits of having completed the Transaction, Recursion and Exscientia would be subject to a number of risks, including the following:
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Recursion may be required, under certain circumstances, to pay Exscientia a termination fee of approximately $58.77 million or reimburse Exscientia for certain fees and expenses;

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Exscientia may be required, under certain circumstances, to pay Recursion a termination fee of approximately $6.88 million;

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Recursion and Exscientia are subject to certain restrictions on the conduct of their businesses and capital raising activities prior to completing the Transaction, which may adversely affect their respective abilities to execute certain of their respective business strategies going forward if the Transaction is not completed;

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Recursion and Exscientia have incurred and will continue to incur significant costs and fees associated with the proposed Transaction, such as legal, accounting, financial advisor and printing fees, regardless of whether the Transaction is completed;

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Recursion and Exscientia may experience negative reactions from the financial markets, including negative impacts on their stock price and ADS price, respectively;

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Recursion and Exscientia may experience negative reactions from their business partners, regulators and employees; and

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matters relating to the Transaction (including integration planning) will require substantial commitments of time and resources by Recursion’s and Exscientia’s management, which would otherwise have been devoted to day-to-day operations and other opportunities that may have been beneficial to Recursion and Exscientia as independent companies.

In addition, Recursion and Exscientia could be subject to litigation related to the Transaction that may prevent the Transaction from being completed in the time frame expected or at all. Litigation related to the Transaction may also result from failure to complete the Transaction or related to any enforcement proceeding commenced against Recursion or Exscientia to perform its obligations under the Transaction Agreement. If such Transaction litigation occurs it may result in significant costs of defense, indemnification and liability. If the Transaction is not completed, the related litigation risks may materialize and may adversely affect Recursion’s or Exscientia’s respective businesses, financial conditions, financial results and stock price or ADS price, respectively.

The number of Recursion Shares that Exscientia shareholders will receive pursuant to the Transaction is based on a fixed exchange ratio that will not be adjusted to reflect changes in the market value of Recursion Shares or Exscientia Shares or Exscientia ADSs or the number of Recursion Shares or Exscientia Shares or Exscientia ADSs outstanding prior to the completion of the Transaction. Further, when Recursion stockholders and Exscientia shareholders vote on the Share Issuance, Scheme, and other related matters, as applicable, they will not know the exact market value of the Recursion Shares, or the aggregate number of Recursion Shares, that will be issued in connection with the Transaction.
Upon completion of the Transaction, Exscientia shareholders will be entitled to receive 0.7729 Recursion Shares for each Exscientia Share and Exscientia ADS that they own. The market value of the Recursion Shares that Exscientia shareholders will be entitled to receive when the Transaction and Scheme are completed could vary significantly due to a change in the market value of Recursion Shares from the date the Transaction Agreement was entered into, the date of this joint proxy statement or the date of the Recursion Special Meeting or the Exscientia Shareholder Meetings. Because the Exchange Ratio will not be adjusted to reflect any changes in the market value of Recursion Shares or Exscientia ADSs, such market price fluctuations may affect the relative value that Exscientia shareholders and Exscientia ADS holders will receive. Changes in market value may result from a variety of factors, including changes in the business, operations or prospects of Recursion or Exscientia, market assessments of the likelihood that the Transaction will be completed, market assessments of the value of Recursion, the timing of the Transaction, regulatory considerations, governmental actions, general market and economic conditions, legal proceedings and other factors, each of which may be beyond the control of Recursion or Exscientia. Prior to making any investment decision, stockholders and shareholders are urged to obtain updated market quotations for Recursion Shares and Exscientia ADSs.
It is anticipated that, based on the number of Exscientia Shares and Recursion Shares outstanding as of August 7, 2024, calculated on a fully diluted basis, immediately following completion of the Transaction, pre-Transaction Recursion stockholders will own approximately 74% of Recursion on a fully diluted basis and former Exscientia shareholders will own approximately 26% of Recursion on a fully diluted basis. The Exchange Ratio will not be adjusted based on the number of Recursion Shares or Exscientia Shares or Exscientia ADSs outstanding prior to the completion of the Transaction. As a result, the exact aggregate equity stakes that pre-Transaction Recursion stockholders and former Exscientia shareholders will hold in Recursion immediately following the completion of the Transaction will depend on the number of Recursion Shares and Exscientia Shares (including any shares underlying equity awards granted following August 7, 2024) issued and outstanding immediately prior to the Effective Time. The number of Recursion Shares or Exscientia Shares or Exscientia ADSs outstanding may change based on issuances of Recursion Shares or Exscientia Ordinary Shares in connection with capital raising activities, strategic transactions or grants of equity awards, including pursuant to the Retention Plan, by either Recursion or Exscientia, subject to the terms and conditions of the Transaction Agreement.
The issuance of Recursion Shares in the Transaction, and the trading of Recursion Shares after completion of the Transaction may cause the market price of Recursion Shares to fall.
The issuance of Recursion Shares in connection with the Transaction could have the effect of decreasing the market price for Recursion Shares, including as a result of market assessments of the business, operations or prospects of Recursion, Exscientia and the combined company, as well as benefits anticipated to be derived from the Transaction. In addition, following completion of the Transaction, Recursion Shares are expected to be publicly traded on Nasdaq, enabling former Exscientia shareholders and Exscientia ADS holders to sell the Recursion Shares that they receive in the Transaction. Such sales of Recursion Shares may take place promptly following the Transaction and could have the effect of decreasing the market price for Recursion Shares, including below the market price of the Recursion Shares or Exscientia Shares or Exscientia ADSs owned by such Recursion stockholders or Exscientia shareholders or ADS holders, respectively, prior to completion of the Transaction.
The Transaction may be completed even though a material adverse effect subsequent to the announcement of the Transaction, such as industry-wide changes or other events, may occur.
In general, either Recursion or Exscientia may, on the terms and conditions set forth in the Transaction Agreement, refuse to complete the Transaction if there is a material adverse effect affecting the other party.

However, some types of changes do not permit either Recursion or Exscientia to refuse to complete the Transaction, even if such changes would have a material adverse effect on either of the parties. For example, any changes in conditions generally affecting the industry in which Exscientia or its subsidiaries operate, or any change in regulatory, legislative or political conditions or conditions in securities, credit, financial, debt or other capital markets, in each case in the United States or any foreign country, except to the extent affecting Exscientia or Recursion in a disproportionate manner relative to other businesses operating in the industries in which they operate, or changes in the market value of Recursion Shares, Exscientia Shares, or Exscientia ADSs, would not give the other party the right to refuse to complete the Transaction. If adverse changes occur that affect either party, but the parties are still required to complete the Transaction, the share price of Recursion Shares and the business and financial results of Recursion may suffer.
The Transaction Agreement contains provisions that restrict Recursion’s and Exscientia’s ability to pursue alternatives to the Transaction and, in specified circumstances, would require Recursion or Exscientia to pay the other party a termination fee.
Under the Transaction Agreement, each of Recursion and Exscientia is restricted, subject to certain exceptions, from soliciting, initiating, knowingly facilitating, assisting or encouraging, discussing or negotiating, or furnishing non-public information with regard to, any inquiry, proposal or offer for an acquisition proposal from any third person or entity. If any party receives an acquisition proposal and such party’s board of directors determines (after consultation with such party’s financial advisors and outside legal counsel) that such proposal constitutes a superior proposal (as defined in the Transaction Agreement) or a Parent Superior Proposal (as defined in the Transaction Agreement), as the case may be, and the Recursion Board or the Exscientia Board, respectively, makes a change in recommendation in response to such proposal to the stockholders or shareholders of such company, Recursion, on the one hand, or Exscientia, on the other hand, would be entitled, upon complying with certain requirements, to terminate the Transaction Agreement, subject to the terms of the Transaction Agreement. Under such circumstances, Recursion may be required to pay Exscientia a termination fee of approximately $58.77 million or Exscientia may be required to pay Recursion a termination fee of approximately $6.88 million. These provisions could discourage a third party that may have an interest in acquiring all or a significant part of either company from considering or proposing such an acquisition, even if such third party was prepared to enter into a transaction that would be more favorable to one of the companies and its respective stockholders or shareholders than the Transaction. See the sections entitled “The Transaction Agreement — No Solicitation; Change in Board Recommendation,” “The Transaction Agreement — Termination of the Transaction Agreement” and “The Transaction Agreement — Termination Payments and Expenses” of this joint proxy statement.
Until the completion of the Transaction or the termination of the Transaction Agreement pursuant to its terms, Recursion and Exscientia are each prohibited from entering into certain transactions and taking certain actions that might otherwise be beneficial to Recursion and its stockholders and/or Exscientia and its shareholders, respectively.
From and after the date of the Transaction Agreement and prior to the completion of the Transaction or the termination of the Transaction Agreement pursuant to its terms, the Transaction Agreement restricts Recursion and Exscientia from taking specified actions without the consent of the other party and requires that their respective businesses be conducted in the ordinary course. These restrictions may prevent Recursion or Exscientia, as applicable, from taking actions during the pendency of the Transaction that would have been beneficial, including capital raising activities. Adverse effects arising from these restrictions during the pendency of the Transaction could be exacerbated by any delays in the completion of the Transaction or termination of the Transaction Agreement. See the section entitled “The Transaction Agreement — Covenants Regarding Conduct of Business Pending the Effective Time — Interim Operating Covenants.”
Recursion and Exscientia will incur significant transaction and related costs in connection with the Transaction.
Recursion and Exscientia have incurred and expect to incur a number of non-recurring direct and indirect costs associated with the Transaction. These costs and expenses include fees paid to financial, legal and accounting advisors, severance and other potential employment-related costs, including payments that may be made to certain Recursion and Exscientia employees, filing fees, printing expenses and other related charges. Some of these costs are payable by Recursion and Exscientia regardless of whether the

Transaction is completed. There are also processes, policies, procedures, operations, technologies and systems that must be integrated in connection with the Transaction and the integration of the two companies’ businesses. While both Recursion and Exscientia have assumed that a certain level of expenses would be incurred in connection with the Transaction and the other transactions contemplated by the Transaction Agreement and continue to assess the magnitude of these costs, there are many factors beyond their control that could affect the total amount or the timing of the integration and implementation expenses.
There may also be additional unanticipated significant costs in connection with the Transaction that Recursion and Exscientia may not recoup, including as a result of litigation related to the Transaction. These costs and expenses could reduce the realization of efficiencies and strategic benefits Recursion and Exscientia expect Recursion to achieve from the Transaction. Although Recursion and Exscientia expect that these benefits will offset the transaction expenses and implementation costs over time, this net benefit may not be achieved in the near term or at all.
In connection with the Transaction, Recursion and Exscientia may be required to take write-downs or write-offs, restructuring and impairment or other charges that could negatively affect the business, assets, liabilities, prospects, outlook, financial condition and results of operations of Recursion or Exscientia.
Although Recursion and Exscientia have conducted due diligence in connection with the Transaction and related transactions, they cannot assure you that this diligence revealed all material issues that may be present, that it would be possible to uncover all material issues through a customary amount of due diligence or that factors outside of Recursion’s and Exscientia’s control will not later arise. Even if Recursion’s and Exscientia’s due diligence successfully identifies certain risks, unexpected risks may arise and previously known risks may materialize in a manner not consistent with Recursion’s and Exscientia’s preliminary risk analysis. Further, as a result of the Transaction, purchase accounting and the proposed operation of Recursion going forward, Recursion and Exscientia may be required to take write-offs or write-downs, restructuring and impairment or other charges. As a result, Recursion and Exscientia may be forced to write-down or write-off assets, restructure its operations or incur impairment or other charges that could negatively affect the business, assets, liabilities, prospects, outlook, financial condition and results of operations of Recursion and/or Exscientia.
After the Transaction, Recursion stockholders and Exscientia shareholders will have a reduced ownership and voting interest in Recursion than they currently have in Recursion and Exscientia respectively, and will exercise less influence over Recursion’s management.
It is anticipated that, based on the number of Exscientia Shares and Recursion Shares outstanding as of August 7, 2024, calculated on a fully diluted basis, immediately following completion of the Transaction, pre-Transaction Recursion stockholders will own approximately 74% of Recursion on a fully diluted basis and former Exscientia shareholders will own approximately 26% of Recursion on a fully diluted basis. The Exchange Ratio will not be adjusted based on the number of Recursion Shares or Exscientia Shares or Exscientia ADSs outstanding, calculated on a fully diluted basis (including any shares underlying equity awards granted following August 7, 2024), prior to the completion of the Transaction. Consequently, Recursion stockholders will have a reduced ownership of Recursion than they currently have of Recursion and will exercise less influence over the management and policies of Recursion than they currently have over the management and policies of Recursion. Former Exscientia shareholders will have a reduced ownership of Recursion than they currently have of Exscientia and will exercise less influence over the management and policies of Recursion than they currently have over the management and policies of Exscientia.
Recursion and Exscientia may have difficulty attracting, motivating and retaining executives and other key employees due to uncertainty associated with the Transaction.
Recursion’s success after completion of the Transaction will depend in part upon the ability of Recursion to retain key employees of Exscientia and Recursion. Competition for qualified personnel can be intense. Current and prospective employees of Exscientia or Recursion may experience uncertainty about the effect of the Transaction, which may impair Exscientia’s and Recursion’s ability to attract, retain and motivate key management, technical and other personnel prior to and following the Transaction. Employee retention may be particularly challenging during the pendency of the Transaction, as employees of Exscientia and Recursion may experience uncertainty about their future roles with Recursion.
In addition, pursuant to change in control and/or severance provisions in Exscientia’s severance schemes and employment agreements, certain key employees of Exscientia are entitled to receive severance payments upon certain qualifying terminations of their employment. Certain key Exscientia employees potentially could terminate their employment following specified circumstances set forth in the applicable severance scheme or employment agreement, including certain changes in such key employees’ title, status, authority, duties, responsibilities or compensation, and be entitled to receive severance. Such circumstances could occur in connection with the Transaction as a result of changes in roles and responsibilities.
While Recursion and Exscientia may employ the use of certain retention programs, there can be no guarantee that they will prove to be successful. If key employees of Recursion or Exscientia depart, the integration of the companies may be more difficult and Recursion’s business following the Transaction may be harmed. Furthermore, Recursion may be required to incur significant costs in identifying, hiring, training and retaining replacements for departing employees and may lose significant expertise and talent relating to the businesses of Exscientia, which may adversely affect Recursion’s ability to realize the anticipated benefits of the Transaction. In addition, there could be disruptions to or distractions for the workforce and management associated with activities of labor groups or integrating employees into Recursion. Accordingly, no assurance can be given that Recursion will be able to attract or retain key employees of Recursion or Exscientia to the same extent that those companies have been able to attract or retain their own employees in the past.
Recursion’s and Exscientia’s business relationships may be subject to disruption due to uncertainty associated with the Transaction.
Companies with which Recursion or Exscientia do business may experience uncertainty associated with the Transaction, including with respect to current or future business or strategic relationships with Recursion or Exscientia. Recursion’s and Exscientia’s business and strategic relationships may be subject to disruption as partners and others may attempt to negotiate changes in existing business relationships or consider entering into business relationships with parties other than Recursion or Exscientia. These disruptions could have an adverse effect on the businesses, financial condition, results of operations or prospects of Recursion, including an adverse effect on Recursion’s ability to realize the anticipated benefits of the Transaction. The risk and adverse effect of such disruptions could be exacerbated by a delay in completion of the Transaction.
Exscientia’s executive officers and directors have interests in the Transaction that may be different from the interests of Exscientia shareholders generally.
When considering the recommendation of the Exscientia Board that Exscientia shareholders approve the Scheme, Exscientia shareholders should be aware that directors and executive officers of Exscientia have certain interests in the Transaction that may be different from or in addition to the interests of Exscientia shareholders generally. These interests include, but are not limited to, the treatment of Exscientia equity compensation awards in the Scheme. The Exscientia Board was aware of these interests and considered them, among other things, in evaluating and negotiating the Transaction Agreement and the Transaction and in recommending that the Exscientia shareholders approve the Scheme. See the sections entitled “The Transaction — Background of the Transaction” and “Interests of Exscientia’s Directors and Executive Officers in the Transaction” of this joint proxy statement.
Completion of the Transaction may trigger change-in-control or other provisions in certain agreements that Recursion or Exscientia is party to.
The completion of the Transaction may trigger change-in-control or other provisions in certain agreements that Recursion or Exscientia is party to. If Recursion or Exscientia, as applicable, is unable to negotiate waivers of those provisions, the respective counterparties may exercise their rights and remedies under the applicable agreements, including in some instances potentially terminating the agreements or seeking damages or other remedies. Even if Recursion or Exscientia, as applicable, is able to negotiate waivers, the respective counterparties may require a fee for such waivers or seek to renegotiate the agreements on terms less favorable to the combined business.
Risks Relating to Recursion Following Completion of the Transaction
In addition to the risks described below, you should carefully consider the risks discussed under “— Risks Relating to Recursion’s Business” and “— Risks Relating to Exscientia’s Business,” as these risks will be applicable to the business of Recursion following the completion of the Transaction.
The failure to integrate successfully the businesses of Recursion and Exscientia in the expected timeframe would adversely affect Recursion’s future business and financial performance following the Transaction.
The combination of two independent companies is a complex, costly and time-consuming process. As a result, the combined company will be required to devote significant management attention and resources to integrate the business practices and operations of Exscientia and Recursion. The integration process may disrupt the business of either or both of the companies and, if implemented ineffectively, could preclude realization of the full benefits expected by Exscientia and Recursion from the Transaction. The failure of Recursion to meet the challenges involved in successfully integrating the operations of Exscientia and Recursion or otherwise to realize the anticipated benefits of the Transaction could cause an interruption of the activities of Recursion and could seriously harm its results of operations. In addition, the overall integration of the two companies may result in material unanticipated problems, expenses, liabilities, competitive responses, loss of customer relationships and diversion of management’s attention, and may cause Recursion’s stock price to decline. The difficulties of combining the operations of Recursion and Exscientia include, among others:
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managing a significantly larger company;

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coordinating geographically separate organizations, including extensive operations outside of the U.S.;

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the potential diversion of management’s focus and resources from other strategic opportunities and from operational matters;

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performance shortfalls at one or both of the companies as a result of the diversion of management’s attention caused by completing the Transaction and integrating the companies’ operations;

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aligning and executing the strategy of Recursion following the Transaction;

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retaining existing business relationships and executing new strategic or commercial relationships;

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maintaining employee morale and retaining key management and other employees;

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the disruption of, or the loss of momentum in, each company’s ongoing business or inconsistencies in standards, controls, systems, procedures and policies;

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integrating two unique business cultures, which may prove to be incompatible;

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the possibility of faulty assumptions underlying expectations regarding the integration process;

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consolidating corporate and administrative infrastructures and eliminating duplicative operations;

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integrating IT, communications and other systems;

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changes in applicable laws and regulations;

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managing tax costs or inefficiencies associated with integrating the operations of Recursion and Exscientia;

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remediating certain material weaknesses in the internal controls of Exscientia;

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unforeseen expenses or delays associated with the Transaction; and

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taking actions that may be required in connection with obtaining regulatory approvals.

Many of these factors will be outside of Recursion’s control and any one of them could result in increased costs, decreased revenues and diversion of management’s time and energy, which could materially impact the combined company’s business, financial condition and results of operations. In addition, even if the operations of Recursion and Exscientia are integrated successfully, Recursion may not realize the full benefits of the Transaction, including the cost savings or other benefits and synergies that Recursion and Exscientia expect. These benefits may not be achieved within the anticipated timeframe, or at all. As a result, Recursion and Exscientia cannot assure their respective stockholders, shareholders and ADS holders that the combination of Recursion and Exscientia will result in the realization of the full benefits anticipated from the Transaction.
The anticipated benefits of the Transaction may vary from expectations.
Recursion may fail to realize the anticipated cost savings or other benefits expected from the Transaction, which could adversely affect its business, financial condition and operating results. The success of the Transaction will depend, in significant part, on Recursion’s ability to successfully integrate the businesses of Recursion and Exscientia and realize the anticipated strategic benefits and synergies from the Transaction. Recursion and Exscientia believe that the combination of the two businesses will complement each party’s strategy by providing a balanced and diversified product portfolio, operational efficiencies, supply chain optimization, complementary geographic footprints, product development synergies and capital raising opportunities. However, achieving these goals requires, among other things, realization of the targeted cost synergies expected from the Transaction. The anticipated benefits of the Transaction and actual operating, technological, strategic and revenue opportunities may not be realized fully or at all, or may take longer to realize than expected. If Recursion is not able to achieve these objectives and realize the anticipated benefits and synergies expected from the Transaction within the anticipated timeframe or at all, Recursion’s business, financial condition and operating results may be adversely affected.
The future results of Recursion will suffer if Recursion does not effectively manage its expanded operations following the Transaction.
Following the Transaction, the size of the business of Recursion will increase significantly beyond the current size of either Recursion’s or Exscientia’s business. Recursion’s future results depends, in part, upon its ability to manage this expanded business, which will pose substantial challenges for management, including challenges related to the management and monitoring of new operations and associated increased costs and complexity. There can be no assurance that Recursion will be successful or that it will realize the expected operating efficiencies, cost savings, revenue enhancements and other benefits currently anticipated from the Transaction.
Business issues currently faced by Recursion or Exscientia may be imputed to the operations of the other.
To the extent either Recursion or Exscientia currently has, or is perceived by business partners to have, operational challenges, such as performance, management or workforce issues, those challenges may raise concerns by existing business partners of the other company following the Transaction, which may limit or impede Recursion’s future ability to obtain additional business from those business partners.
The market price of Recursion Shares may be volatile.
The market price of Recursion Shares may be volatile. Broad general economic, political, market and industry factors may adversely affect the market price of Recursion Shares, regardless of Recursion’s actual operating performance and the success of the integration of Recursion and Exscientia. Factors that could cause fluctuations in the price of Recursion Shares include:
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actual or anticipated variations in operational and financial results, including the results of clinical trials with respect to Recursion’s and Exscientia’s drug product candidates;

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changes in price targets or financial projections by Recursion, if any, or by any securities analysts that may cover Recursion Shares;

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conditions or trends in the industry, including regulatory changes or changes in the securities marketplace;

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announcements by Recursion or its competitors of strategic or commercial partnerships or other transactions;

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announcements of investigations or regulatory scrutiny of Recursion’s operations or lawsuits filed against it;

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additions or departures of key personnel; and

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issuances or sales of Recursion Shares, including sales of shares by Recursion’s directors and officers or its key investors.

Future sales of Recursion Shares by Recursion or its stockholders in the public market, or the perception that such sales may occur, could reduce the price of Recursion Shares, and any additional capital raised by Recursion through the sale of equity or convertible securities may dilute ownership in Recursion.
The sale of Recursion Shares in the public market, or the perception that such sales could occur, could harm the prevailing market price of Recursion Shares. These sales, or the possibility that these sales may occur, also might make it more difficult for Recursion to sell equity securities in the future at a time and at a price that Recursion deems appropriate.
It is anticipated that, based on the number of Exscientia Shares and Recursion Class A Common Stock and Recursion Class B Common Stock outstanding as of August 7, 2024, calculated on a fully diluted basis, Recursion will have an estimated 415,580,084 outstanding shares of Recursion Class A Common Stock and Recursion Class B Common Stock, calculated on a fully diluted basis, immediately following completion of the Transaction, and pre-Transaction Recursion stockholders will own approximately 74% of Recursion on a fully diluted basis and former Exscientia shareholders will own approximately 26% of Recursion on a fully diluted basis. Such number of outstanding shares of Recursion following the Transaction does not include additional shares that may be issued and additional equity awards that may be granted by Exscientia and Recursion following August 7, 2024.
All Recursion Shares that will be issued in connection with the Transaction are expected to be freely tradable without restriction or further registration under the Securities Act, except for any Recursion Shares held by Recursion’s affiliates, as that term is defined under Rule 144 of the Securities Act (“Rule 144”), including certain of Recursion’s directors, executive officers and other affiliates, which shares may be sold in the public market only if they are registered under the Securities Act or are sold pursuant to an exemption from registration such as Rule 144.
In addition, Recursion intends to file a registration statement with the SEC on Form S-8 providing for the registration of an estimated 10,421,496 Recursion Shares issued or reserved for issuance under Exscientia’s equity incentive plans (based on equity awards outstanding as of September 6, 2024 and assuming all awards under the Retention Plan have been granted), as proposed to be amended and assumed by Recursion. Subject to the satisfaction of vesting conditions, shares registered under the registration statement on Form S-8 may be made available for resale immediately in the public market without restriction.
In the future, Recursion may also issue its securities in connection with capital raising activities, strategic transactions or grants of equity awards, or otherwise. Recursion cannot predict the size of future issuances of Recursion Shares or securities convertible into Recursion Shares or the effect, if any, that future issuances and sales of Recursion Shares will have on the market price of Recursion Shares. Sales of substantial amounts of Recursion Shares (including shares issued in connection with an acquisition), or the perception that such sales could occur, may adversely affect prevailing market prices of Recursion Shares.
Recursion’s ability to utilize its U.S. net operating loss carryforwards may be limited.
Recursion and its affiliates have substantial net operating loss (“NOL”) carryforwards and other tax attributes. To the extent that Recursion continues to generate taxable losses as expected, unused losses will carry forward to offset future taxable income, if any, until such unused losses expire, except the federal NOLs generated during and after fiscal year 2018 are carried forward indefinitely. Under Sections 382 and 383 of the Code, if a corporation undergoes an “ownership change,” its ability to use pre-change NOL carryforwards and certain other pre-change tax attributes (such as research tax credits) to offset its post-change income or taxes could be subject to an annual limitation. An “ownership change” is generally defined as a greater than 50% change by value in the ownership of the corporation’s equity by one or more 5% shareholders over a three-year period. Such annual limitation could result in the expiration of a portion of Recursion’s NOL carryforwards before full utilization thereof. Recursion may have experienced ownership changes within the meaning of Section 382 in the past, and Recursion may experience some ownership changes in the future as a result of subsequent shifts in stock ownership, including as a result of the Transaction, follow-on offerings or subsequent shifts in Recursion’s stock ownership (some of which are outside Recursion’s control). In addition, Exscientia is expected to undergo an ownership change in connection with this Transaction. As a result, if Recursion attains profitability, Recursion may be unable to use all or a material portion of its NOL carryforwards and other tax attributes for federal and state tax purposes, which could result in increased tax liability and adversely affect its future cash flows.
The Forecasts included in this joint proxy statement reflects management estimates and may not prove to be reflective of actual future financial results.
In connection with the Transaction, Exscientia and Recursion prepared and considered, among other things, certain of the Forecasts, as applicable and as described below. The Forecasts included assumptions regarding future market conditions, operating cash flows, expenditures and growth of Exscientia and Recursion. The Forecasts speak only as of the date made and, except as required by applicable securities laws, will not be updated. The Forecasts are subject to significant economic, competitive, industry and other uncertainties, which may cause the Forecasts or the underlying assumptions to no longer be appropriate. As a result of these contingencies, there can be no assurance that the Forecasts be achieved in full, at all or within projected timeframes. In light of these uncertainties, the inclusion of the Forecasts in this joint proxy statement should not be regarded as an indication that the Recursion Board, the Exscientia Board, Recursion, Exscientia, their respective directors, officers, employees, affiliates, advisors or representatives, or any other recipient of this information considered, or now considers, it to be an assurance of the achievement of future financial results.
The Forecasts were prepared for internal use and to assist Exscientia and Recursion, as applicable and as described below, with their due diligence investigations and their respective financial advisors with each of their respective financial analyses, as applicable and as described below. The Forecasts were not prepared with a view toward compliance with published guidelines of the SEC or the guidelines established by the American Institute of Certified Public Accountants for preparation or presentation of prospective financial information. The Forecasts described in this joint proxy statement have been prepared by Exscientia management and Recursion management, as applicable and as described below, and is the responsibility of Exscientia management and Recursion management, as applicable. PricewaterhouseCoopers LLP (Recursion’s and Exscientia’s independent registered public accounting firms) have not audited, reviewed, examined, compiled nor applied agreed-upon procedures with respect to the Forecasts or any other prospective financial information and, accordingly, PricewaterhouseCoopers LLP have not expressed an opinion or any other form of assurance with respect thereto. The PricewaterhouseCoopers LLP reports incorporated by reference in this document relates to Recursion’s and Exscientia’s previously issued financial statements, as applicable. They do not extend to the Forecasts or any other prospective financial information and should not be read to do so.
For additional information regarding the Forecasts, see the section entitled “The Transaction — Certain Unaudited Financial Forecasts” of this joint proxy statement.
Recursion’s actual financial position and results of operations may differ materially from the unaudited pro forma financial information included in this joint proxy statement.
While the unaudited pro forma financial information contained in this joint proxy statement represents the best estimates of Recursion’s and Recursion’s management, it is presented for illustrative purposes only and may not be an appropriate indication of Recursion’s financial position or results of operations if the Transaction were completed on the dates indicated. The unaudited pro forma financial information has been derived from the audited and unaudited historical financial statements of Recursion and Exscientia and certain adjustments and assumptions have been made. The unaudited pro forma financial information does not include any fair value adjustments associated with the assets and liabilities of Exscientia with the exception of the fair value of intangible assets, as Recursion’s and Exscientia’s management have preliminarily concluded that these historical carrying values approximate their fair values as of June 30, 2024. The process for estimating the fair value of acquired assets requires the use of judgment in determining the appropriate assumptions and estimates. These estimates may be revised as additional information becomes available and as additional analyses are performed. Differences between preliminary estimates in the unaudited pro forma financial information and the final acquisition accounting will occur and could have a material impact on the unaudited pro forma financial information and Recursion’s financial position and future results of operations.
In addition, the assumptions used in preparing the unaudited pro forma financial information may not prove to be appropriate, and other factors may affect Recursion’s financial condition or results of operations following the closing of the Transaction. Any potential decline in Recursion’s financial condition or results of operations may cause significant fluctuations in the price of Recursion Shares. See the section entitled “Unaudited Pro Forma Condensed Combined Consolidated Financial Information” of this joint proxy statement.
Recursion will be exposed to greater foreign currency exchange risk.
Upon completion of the Transaction, Recursion expects that a greater portion of its business will take place in international markets. Recursion will conduct its business and prepare its consolidated financial statements in its functional currency, while the financial statements of each of its subsidiaries will be prepared in the functional currency of that entity and the business of that entity will be conducted in the functional currency of that entity. Accordingly, fluctuations in the exchange rate of the functional currencies of Recursion’s foreign currency entities against the functional currency of Recursion will impact its results of operations and financial condition. Accordingly, it is expected that Recursion’s revenues and earnings will be exposed to the risks that may arise from fluctuations in foreign currency exchange rates, which could have a material adverse effect on Recursion’s business, results of operations or financial condition.
Risks Relating to Recursion’s Business
In addition to the foregoing risks, Recursion is, and will continue to be, and the combined company will be, subject to the risks described in Recursion’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, Recursion’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2024, Recursion’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2024, and Recursion’s Current Report on Form 8-K, filed with the SEC on September 3, 2024, and as such risks have been and may be updated or supplemented in Recursion’s subsequently filed Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and Annual Reports on Form 10-K, to the extent incorporated by reference into this joint proxy statement, other than to the extent inconsistent with the risks described in the section entitled “— Risks Relating to Recursion Following Completion of the Transaction.” See the section entitled “Where You Can Find More Information” of this joint proxy statement.
Risks Relating to Exscientia’s Business
In addition to the foregoing risks, Exscientia is, and will continue to be, and the combined company will be, subject to the risks described in Exscientia’s Annual Report on Form 20-F for the fiscal year ended December 31, 2023, as such risks may be updated or supplemented in Exscientia’s subsequently filed Current Reports on Form 6-K and Annual Reports on Form 20-F, to the extent incorporated by reference into this joint proxy statement, other than to the extent inconsistent with the risks described in the section entitled “— Risks Relating to Recursion Following Completion of the Transaction.” See the section entitled “Where You Can Find More Information” of this joint proxy statement.

EXSCIENTIA SCHEME PROPOSAL AND THE EXSCIENTIA COURT MEETING AND THE EXSCIENTIA GENERAL MEETING — EXPLANATORY STATEMENT
(In compliance with section 897 of the Companies Act 2006)
[month] [day], 202[4]
To the holders of Exscientia Shares and, for information only, to the holders of Exscientia ADSs and the holders of options or awards under any Exscientia employee benefit plan providing for equity or equity-based compensation (“Exscientia Employee Plan”).
RECOMMENDED ACQUISITION OF THE ENTIRE ISSUED AND TO BE ISSUED SHARE CAPITAL OF EXSCIENTIA PLC BY RECURSION PHARMACEUTICALS INC. (AND/OR AT RECURSION’S ELECTION, THE DR NOMINEE)
1.   Introduction
The following section of this joint proxy statement explains, among other things, the effect of the Scheme of Arrangement and, together with the further information contained elsewhere in this joint proxy statement, constitutes the explanatory statement in respect of the Scheme of Arrangement as required by section 897 of the Companies Act. Accordingly, in addition to the information contained in the following section of this joint proxy statement, your attention is drawn to the further information contained elsewhere in this joint proxy statement and you are advised to read this joint proxy statement in full.
On August 8, 2024, it was announced that Recursion and Exscientia had entered into a definitive agreement for Recursion (and/or, at Recursion’s election, the DR Nominee), to acquire the entire issued and to be issued share capital of Exscientia, in exchange for the Share Deliverables by way of a court-sanctioned scheme of arrangement under Part 26 of the Companies Act.
Your attention is drawn to the section entitled “The Transaction” beginning on page 69 of this joint proxy statement, which contains, among other things, (i) information on the reasons for and benefits of the Transaction and (ii) the unanimous recommendation by the Exscientia Board to Exscientia shareholders to vote in favor of the resolutions to be proposed at the Exscientia Court Meeting and the Exscientia General Meeting. The Scheme of Arrangement is set out in full in the section entitled “The Scheme of Arrangement” beginning on page 137 of this joint proxy statement. For overseas holders of Exscientia Shares, your attention is drawn to section 10 of this Explanatory Statement.
2.   The Transaction
The Transaction is to be implemented by means of a court-sanctioned scheme of arrangement between Exscientia and the Scheme Shareholders under Part 26 of the Companies Act (the “Scheme of Arrangement”). Implementation of the Transaction requires the approval of the Scheme of Arrangement by the Exscientia shareholders at the Exscientia Court Meeting and the approval of the Exscientia Scheme Implementation Proposal by the Exscientia shareholders at the Exscientia General Meeting. The Scheme of Arrangement also requires the sanction of the Court. The Scheme of Arrangement is set out in full in the section entitled “The Scheme of Arrangement” beginning on page 137 of this joint proxy statement.
The purpose of the Scheme of Arrangement is to enable Recursion (and/or, at Recursion’s election, the DR Nominee) to acquire the entire issued and to be issued share capital of Exscientia. This is to be achieved by Recursion (and/or, at Recursion’s election, the DR Nominee) acquiring the Scheme Shares held by the Scheme Shareholders as at the Scheme Record Time, in return for which the Scheme Shareholders will receive the Share Deliverables for their Scheme Shares on the basis set out in the Scheme of Arrangement.
If the Transaction is completed:
•
all Exscientia Shares will be acquired by Recursion (and/or, at Recursion’s election, the DR Nominee);

•
holders of Exscientia Shares as of the Scheme Record Time will, on the terms set out in the Scheme of Arrangement, have the right to receive for each Scheme Share held by them at such time the Share

Deliverables, consisting of an amount of Recursion Class A Common Stock equal to the Exchange Ratio, being, for each Scheme Share, 0.7729 of a share of Recursion Class A Common Stock; and
•
holders of Exscientia ADSs as of closing will have the right to receive for each Exscientia ADS an amount of shares of Recursion Class A Common Stock equal to the Exchange Ratio (subject to the terms and conditions of the Deposit Agreement, including, without limitation, payment to the Depositary for the Exscientia ADSs of the applicable fees, taxes and expenses contemplated in the Deposit Agreement, as well as, any other applicable amounts or fees, taxes and expenses that may arise and be payable under applicable law or any ancillary agreement with the Depositary in connection with the Exscientia ADS program).

Fractional shares of Recursion Class A Common Stock to which (i) holders of Exscientia Shares (other than the Depositary or the Depositary Custodian) would otherwise be entitled will be aggregated and sold in the market as soon as practicable after the Effective Date by the Exchange Agent, with the net proceeds of any such sale (after deduction of the expenses of the sale, including taxes) distributed in cash in due proportion to the fractional shares to which such Exscientia shareholder would otherwise have been entitled, without interest and subject to any required tax withholding or (ii) the Depositary (or the Depositary Custodian) would otherwise be entitled will be substituted with a direct cash payment to the Depositary (or the Depositary Custodian), representing the Depositary’s entitlement to a fractional amount of Recursion Class A Common Stock valued using the opening price on Nasdaq of a share of Recursion Class A Common Stock on the Effective Date.
3.   Conditions to complete the Transaction
The respective obligations of Exscientia and Recursion to complete the Transaction are subject to the satisfaction (or, to the extent permitted by applicable law, waiver) of the following conditions:
i.
approval of the Scheme of Arrangement by Exscientia shareholders at the Exscientia Court Meeting and the passing of the Exscientia Scheme Implementation Proposal by Exscientia shareholders at the Exscientia General Meeting;

ii.
the sanction of the Scheme of Arrangement by the Court;

iii.
the receipt of the required Recursion stockholder approval;

iv.
the absence of any order issued by any court or other governmental authority of competent jurisdiction that remains in effect and enjoins, prevents or prohibits the completion of the Transaction;

v.
the absence of any applicable law enacted, entered, promulgated or enforced by any governmental authority that remains in effect and prohibits or makes illegal completion of the Transaction;

vi.
the Recursion Class A Common Stock to be delivered to Exscientia shareholders in connection with the Transaction being approved for listing on Nasdaq; and

vii.
the expiration or termination of any waiting period applicable to the Transaction under the HSR Act and any applicable waiting period or consent under certain non-U.S. laws relating to the Transaction shall have expired, been terminated, or been obtained, as applicable.

The obligation of Recursion to complete the Transaction is subject to the satisfaction (or, to the extent permitted by applicable law, waiver) of the following additional conditions:
i.
Exscientia having performed, in all material respects, all of its obligations required to be performed by it at or prior to the closing of the Transaction;

ii.
the representations and warranties of Exscientia being true and correct to the extent specified in the Transaction Agreement, including that no Material Adverse Effect with respect to Exscientia has occurred since the date of the Transaction Agreement; and

iii.
the receipt of a certificate from an executive officer of Exscientia confirming the satisfaction of the conditions set forth in the immediately preceding two clauses.

The obligation of Exscientia to complete the Transaction is subject to the satisfaction (or, to the extent permitted by applicable law, waiver) of the following additional conditions:
i.
Recursion having performed, in all material respects, all of its obligations required to be performed by Recursion at or prior to the closing of the Transaction;

ii.
the representations and warranties of Recursion being true and correct to the extent specified in the Transaction Agreement, including that no Material Adverse Effect with respect to Recursion has occurred since the date of the Transaction Agreement; and

iii.
the receipt of a certificate from an executive officer of Recursion confirming the satisfaction of the conditions set forth in the immediately preceding two clauses.

The Scheme of Arrangement can only become effective if all conditions to the Transaction, including the required Exscientia shareholder approvals, Recursion stockholder approval and the sanction of the Court, have been satisfied or (to the extent permitted by law) waived. The Scheme of Arrangement will become effective upon a copy of the Court Order being delivered to the Registrar of Companies in England and Wales for registration. Subject to the satisfaction or waiver of the conditions to the Transaction, including the sanction of the Scheme of Arrangement by the Court, the closing is expected to occur by the first quarter of 2025.
4.   Exscientia Shareholder Meetings
Before the Court’s sanction can be sought, the Scheme of Arrangement requires, among other things, approval of the Exscientia Scheme Proposal by Scheme Shareholders at the Exscientia Court Meeting. The Exscientia Scheme Proposal must be approved by a simple majority in number of the Exscientia shareholders present and voting, either in person or by proxy, representing at least 75% in value of the Exscientia Shares in respect of which a vote has been cast. Approval of the Exscientia Scheme Proposal is required to consummate the Transaction. Exscientia shareholders are also being asked to consider and approve the Exscientia Scheme Implementation Proposal. The Exscientia Scheme Implementation Proposal, if approved, will (i) authorize the Exscientia Board to take all action necessary or appropriate for carrying the Scheme of Arrangement into effect, (ii) make certain amendments to the Exscientia Articles in order to facilitate the Transaction, (iii) direct Exscientia to deliver the Court Order to the Registrar of Companies in England and Wales for registration, and (iv) direct the Exscientia Board that they need not undertake an Exscientia Adverse Recommendation Change in connection with a Superior Proposal or cause Exscientia to terminate the Transaction Agreement in order to enter into a definitive agreement relating to a Superior Proposal following the time at which the Exscientia shareholder approval is obtained. The Exscientia Scheme Implementation Proposal will be proposed as a special resolution at the Exscientia General Meeting, which means that the Exscientia Scheme Implementation Proposal must be approved by at least 75% of the votes cast by Exscientia shareholders present and voting, either in person or by proxy at the Exscientia General Meeting. Approval of the Exscientia Scheme Implementation Proposal is required to consummate the Transaction.
Notices of both the Exscientia Court Meeting and the Exscientia General Meeting are set out at the beginning of this joint proxy statement. Entitlement to attend and vote at these meetings and the number of votes which may be cast will be determined by reference to the register of members of Exscientia at the Exscientia Voting Record Time. Entitlement to submit ADS voting instruction cards and the number of votes which an ADS holder may instruct the Depositary to cast on its behalf will be determined by reference to the Exscientia ADS Register at the Exscientia ADS Voting Record Time.
If the Scheme of Arrangement becomes effective, it will be binding on all Scheme Shareholders, irrespective of whether or not they attended or voted at the Exscientia Court Meeting or the Exscientia General Meeting.
Date, Time, Place and Purpose of the Exscientia Court Meeting
The Exscientia Court Meeting will be held at [the offices of Allen Overy Shearman Sterling LLP, One Bishops Square, London, E1 6AD] at [•] [a][p].m. (London time) on [•] 202[4] for Scheme Shareholders on the register of members as at the Exscientia Voting Record Time to consider and, if thought fit, approve the Scheme of Arrangement.

At the Exscientia Court Meeting, voting will be by poll and each Scheme Shareholder present in person or by proxy will be entitled to one vote for each Scheme Share held as at the Exscientia Voting Record Time. The approval required at the Exscientia Court Meeting is a simple majority in number of the Exscientia shareholders present and voting in person or by proxy, representing at least 75% in value of the Exscientia Shares in respect of which a vote has been cast.
You are strongly urged to sign and return your BLUE Form of Proxy for the Exscientia Court Meeting as soon as possible. The completion and return of the forms of proxy will not prevent you from attending in person, submitting questions and voting at either the Exscientia Court Meeting or the Exscientia General Meeting, or any adjournment or postponement thereof, if you are entitled to and wish to do so.
Date, Time, Place and Purpose of the Exscientia General Meeting
The Exscientia General Meeting will be held at [the offices of Allen Overy Shearman Sterling LLP, One Bishops Square, London, E1 6AD] at [•] [a][p].m. (London time) on [•] 202[4] for Exscientia shareholders on the register of members as at the Exscientia Voting Record Time to consider and, if thought fit, approve the Exscientia Scheme Implementation Proposal as a special resolution.
At the Exscientia General Meeting, voting on each of the Exscientia Scheme Implementation Proposal will be by poll and each Exscientia shareholder present in person or by proxy will be entitled to one vote for each Scheme Share held as at the Exscientia Voting Record Time. The approval required for the Exscientia Scheme Implementation Proposal to be passed is at least 75% of the votes validly cast on such resolution in person or by proxy.
You are strongly urged to sign and return your YELLOW Form of Proxy for the Exscientia General Meeting as soon as possible. The completion and return of the forms of proxy will not prevent you from attending in person, submitting questions and voting at either the Exscientia Court Meeting or the Exscientia General Meeting, or any adjournment or postponement thereof, if you are entitled to and wish to do so.
Amendment to the Articles of Association of Exscientia
Exscientia Shares issued after the Scheme Record Time will not be subject to the Scheme of Arrangement. In order to ensure that Recursion (and/or, at Recursion’s election, the DR Nominee) acquires the entire issued and to be issued share capital of Exscientia, it is therefore proposed that, pursuant to the Exscientia Scheme Implementation Proposal, the Exscientia Articles be amended so that Exscientia Shares issued after the Scheme Record Time (if any), other than to Recursion or its nominees, will be automatically acquired by Recursion (and/or, at Recursion’s election, the DR Nominee) on the same terms as under the Scheme of Arrangement.
It is also proposed that, pursuant to the Exscientia Scheme Implementation Proposal, the Exscientia Articles be amended to ensure that any Exscientia Shares issued at or after the Exscientia Voting Record Time but prior to the Scheme Record Time will be subject to the Scheme of Arrangement.
Recommendation of the Exscientia Board
The Exscientia Board has unanimously approved the Transaction, the Transaction Agreement and the actions required and contemplated therein and determined that such actions are advisable and in the best interests of Exscientia and its shareholders. The Exscientia Board unanimously recommends that Exscientia shareholders vote “FOR” the Exscientia Scheme Proposal at the Exscientia Court Meeting and “FOR” the Exscientia Scheme Implementation Proposal at the Exscientia General Meeting. See “The Transaction — Recommendation of the Exscientia Board and Reasons for the Transaction” beginning on page 83 of this joint proxy statement for a more detailed discussion of the Exscientia Board’s recommendation with respect to the Exscientia Scheme Proposal and the Exscientia Scheme Implementation Proposal.
Entitlement to Vote at the Exscientia Shareholder Meetings
If you hold Exscientia Shares registered in your own name as of the Exscientia Voting Record Time, you are entitled to attend the Exscientia Court Meeting and the Exscientia General Meeting to vote either in person or to appoint another person or persons as your proxy or proxies to attend, speak and vote on your behalf, in accordance with the procedures further outlined in this proxy statement. You are strongly encouraged to appoint the Chair of the Exscientia Shareholder Meetings as your proxy.
Holders of Exscientia Shares who hold their Exscientia Shares indirectly through a broker, bank, trust company or other nominee must rely on the procedures of such broker, bank, trust company or other nominee in order to assert the rights of a holder of Exscientia Shares to vote at the Exscientia Shareholder Meetings. If this applies to you, we encourage you to consult your broker, bank, trust company or other nominee as soon as possible.
Any Exscientia shareholders who beneficially hold Exscientia Shares indirectly, through a nominee or similar arrangement, through CREST or in certificated form, should contact their custodian, broker, nominee or trustee to obtain the necessary documentation in order to provide voting instructions in relation to the Exscientia Court Meeting and the Exscientia General Meeting in the manner and by the cut off time stipulated by their custodian, broker, nominee or trustee. Exscientia shareholders beneficially holding Exscientia Shares indirectly through a nominee or similar arrangement, who wish to attend, speak and vote on an individual basis (in particular, for the purpose of approval of the Scheme of Arrangement by a majority in number of the Scheme Shareholders present and voting at the Exscientia Court Meeting), or to send a proxy or corporate representative to represent them at the Exscientia Court Meeting or Exscientia General Meeting, may need first to arrange with their custodian, broker, nominee or trustee for the transfer of their Exscientia Shares into their own name.
If either Shareholder Meeting is adjourned or postponed, only those Exscientia shareholders on the register of members 48 hours (excluding any part of such 48-hour period falling on a day that is a non-working day) before the time appointed for the adjourned or postponed meeting will be entitled to attend and vote.
Exscientia ADS holders are not entitled to vote directly at the Exscientia Court Meeting or the Exscientia General Meeting. Instead, Exscientia ADS holders on the Exscientia ADS Register as at the Exscientia ADS Voting Record Time will be eligible to provide the Depositary with voting instructions for the Exscientia Shareholder Meetings and will be sent a Depositary Notice and an Exscientia ADS voting instruction card with the voting instructions printed thereon. The voting instructions must be received by the Depositary no later than 10.00 a.m. (Eastern Standard time) on [•], 202[4], or, if either the Exscientia Court Meeting or the Exscientia General Meeting is adjourned or postponed, such later date as may be notified by the Depositary.
Holders of Exscientia ADSs who hold their Exscientia ADSs indirectly through a broker, bank, trust company or other nominee must rely on the procedures of such broker, bank, trust company or other nominee in order to assert the rights of a Exscientia ADS holder to issue voting instructions to the Depositary. If this applies to you, we encourage you to consult your broker, bank, trust company or other nominee as soon as possible. Please vote in accordance with the instructions sent to you by your broker, bank, trust company or nominee as soon as possible.
The Depositary will collate all voting instructions properly submitted by holders of Exscientia ADSs and submit a vote on behalf of all such holders.
If you are a Exscientia ADS holder and you wish to vote directly (whether in person or by proxy) on the Exscientia Scheme Proposal at the Exscientia Court Meeting or the Exscientia Scheme Implementation Proposal at the Exscientia General Meeting, you must elect to become a shareholder of record by surrendering your Exscientia ADSs to the Depositary to withdraw the Exscientia Shares represented by those Exscientia ADSs, in accordance with the terms and conditions of the Deposit Agreement, so as to become a registered holder of Exscientia Shares prior to the Exscientia Voting Record Time. In order to surrender your Exscientia ADSs and withdraw the underlying Exscientia Shares if you hold Exscientia ADSs indirectly through a broker, bank, trust company or other nominee you should contact your broker, bank, trust company or other nominee to make the necessary arrangements to ensure the necessary processing can be completed in time.
Exscientia ADS holders who present their Exscientia ADSs to the Depositary for cancellation in order to take delivery of Exscientia Shares will be responsible for the payment of the Depositary’s fees associated with such cancellation ($0.05 per Exscientia ADS presented for cancellation), and will need to provide:
A.
delivery instructions for the Exscientia Shares represented by such Exscientia ADSs (including, if applicable, the name and address of the person who will be the registered holder of such Exscientia Shares); and

B.
if the Exscientia ADS cancellation is to take place after the Exscientia ADS Voting Record Time and before the Exscientia Voting Record Time, a certification that the Exscientia ADS holder:

i.
(x) beneficially owned the relevant Exscientia ADSs as at the Exscientia ADS Voting Record Time and has not given, and will not give, voting instructions to the Depositary in respect of such Exscientia ADSs in relation to the Exscientia Shareholder Meetings (or has cancelled all voting instructions previously given); or

(y) beneficially owned the relevant Exscientia ADSs as at the Exscientia ADS Voting Record Time and has given voting instructions to the Depositary in respect of such Exscientia ADSs in relation to the Exscientia Shareholder Meetings, but undertakes not to vote the Exscientia Shares represented by such Exscientia ADSs at the Exscientia Shareholder Meetings; or
ii.
did not beneficially own the relevant Exscientia ADSs as at the Exscientia ADS Voting Record Time, and undertakes not to vote the Exscientia Shares represented by such Exscientia ADSs at the Exscientia Shareholder Meetings.

Exscientia ADS holders who hold their Exscientia ADSs through a broker, bank, trust company or other nominee should promptly contact their broker, bank, trust company or other nominee to find out what actions are required to cancel the Exscientia ADSs.
Exscientia ADS holders who take steps (as described in the paragraphs above) to cancel their Exscientia ADSs before [•] p.m. (Eastern Standard Time) on [•] 202[4] and become Scheme Shareholders before the Exscientia Voting Record Time will have the right to attend both Exscientia Shareholder Meetings (in person or by proxy) and be represented by counsel to support or oppose the sanctioning of the Scheme of Arrangement (subject to the limitations and qualifications above). Any Exscientia ADS holder who wishes to cancel their Exscientia ADSs to become a Scheme Shareholder should allow sufficient time for the cancellation of their Exscientia ADSs and the delivery of their Exscientia Shares.
Quorum
The presence at the Exscientia General Meeting of two members present in person or by proxy and entitled to attend and vote on the business to be transacted at the Exscientia General Meeting is necessary to constitute a quorum.
5.   The Exscientia Directors and the Effect of the Scheme of Arrangement on their Interests
Details of the interests of Exscientia directors in the share capital of Exscientia and awards in respect of such share capital, are set out in the section entitled “The Transaction — Interests of Exscientia’s Directors and Executive Officers in the Transaction” beginning on page 107 of this joint proxy statement. Scheme Shares held by the Exscientia directors at the Scheme Record Time will be subject to the Scheme of Arrangement.
Under the Exscientia Retention Plan, Exscientia is authorized to grant cash retention awards to David Hallett and Ben Taylor (in the amount of $300,000 and $250,000, respectively) and an equity retention award to Ben Taylor with respect to 25,000 Exscientia Shares.
David Hallett and Ben Taylor are party to executive director employment agreements that provide for certain severance benefits upon a qualifying termination of employment. The Transaction will constitute a change in control for purposes of each of their employment agreements. David Hallett and Ben Taylor will receive the following estimated value of cash severance payments in the event of a qualifying termination in connection with the Transaction: David Hallett, $[•]; and Ben Taylor, $[•] (in each case based on compensation and benefit levels in effect as of [•], 2024).
In common with the other participants who hold Share Options, the Exscientia directors who hold Share Options will be able to receive Exscientia Shares to the extent that such awards vest and are exercised prior to the closing of the Transaction.
Except as set out in the provisions of the Transaction Agreement applicable to directors as described under “The Transaction Agreement” beginning on page 111 of this joint proxy statement, the effect of the

Scheme of Arrangement on the interests of Exscientia directors does not differ from its effect on the interests of any other Exscientia shareholder.
6.   Sanction of the Scheme of Arrangement by the Court
Under the Companies Act, the Scheme of Arrangement also requires the sanction of the Court. The Court Sanction Hearing is currently expected to be held by the first quarter of 2025. Scheme Shareholders are entitled to attend the Court Sanction Hearing, should they wish to do so, in person or through counsel.
Following sanction of the Scheme of Arrangement by the Court, the Scheme of Arrangement will become effective in accordance with its terms upon a copy of the Court Order being delivered to the Registrar of Companies in England and Wales.
Upon the Scheme of Arrangement becoming effective, it will be binding on all Scheme Shareholders holding Scheme Shares at the Scheme Record Time (including the Depositary), irrespective of whether or not they attended or voted in favor of, or against, the Scheme of Arrangement at the Exscientia Court Meeting or in favor of, or against, or withheld their vote on the Exscientia Scheme Implementation Proposal at the Exscientia General Meeting.
If the Scheme of Arrangement does not become effective by the End Date (as defined and further described in the section entitled “The Transaction Agreement — Termination of the Transaction Agreement” beginning on page 131 of this proxy statement), the Transaction Agreement may be terminated by either Recursion or Exscientia, and the Scheme of Arrangement may not become effective.
7.   Solicitation of Proxies
Exscientia will bear its own costs and expenses incurred in connection with the filing, printing and mailing of this joint proxy statement to Exscientia shareholders and the retention of any information agent or other service provider in connection with the Transaction. This proxy solicitation is being made by Exscientia on behalf of the Exscientia Board. Exscientia has hired Campaign Management to assist in the solicitation of proxies at a total cost to Exscientia of $15,000, plus reimbursement of reasonable additional costs and out-of-pocket expenses. In addition to this mailing, proxies may be solicited by directors, officers or employees of Exscientia or its affiliates in person or by telephone or electronic transmission. None of the directors, officers or employees will be directly compensated for such services.
8.   Listings, Dealings, Delisting and Settlement
Delisting of Exscientia ADSs
On the Effective Date, entitlements to Scheme Shares held within CREST will be cancelled, and share certificates in respect of Scheme Shares held in certificated form will cease to be valid documents of title and should be destroyed or, at the request of Recursion, delivered up to Recursion, or to any person appointed by Recursion to receive the same.
As a result of the consummation of the Transaction, Exscientia will become a direct subsidiary of Recursion and it is intended that Exscientia will be re-registered as a private company under the applicable provisions of the Companies Act as soon as reasonably practicable after the Effective Date.
It is intended that the last day for dealings in Exscientia ADSs on Nasdaq will be the last business day before the Effective Date. It is intended that, following the closing of the Transaction, the Exscientia ADS program will be terminated and that applications will be made to delist the Exscientia ADSs from Nasdaq and terminate the registration of the Exscientia ADSs under the 1934 Act promptly following such time.
Listing and dealings in Recursion Class A Common Stock
The shares of Recursion Class A Common Stock to be delivered pursuant to the Transaction will be delivered credited as fully paid. The Recursion Class A Common Stock will rank in full for all dividends or other distributions on the Recursion Class A Common Stock declared, made or paid after the Effective Date.

As of the Effective Date, the Recursion Class A Common Stock will be listed on Nasdaq, and are not expected to be listed on any other securities exchange.
Settlement
Subject to the Scheme of Arrangement becoming effective (and subject to certain exceptions in relation to overseas Exscientia shareholders), settlement of the Share Deliverables to which any Scheme Shareholders are entitled under the Scheme of Arrangement will be effected in accordance with paragraph 4 of the Scheme of Arrangement which is set out in full in the section entitled “The Scheme of Arrangement” of this joint proxy statement, as summarized below.
Recursion shall issue to each Scheme Shareholder the number of shares of Recursion Class A Common Stock to which such Scheme Shareholder is entitled under the Scheme of Arrangement, and shall procure the deposit with the Exchange Agent, for the benefit of the Scheme Shareholders, of certificates or, at Recursion’s option, evidence of shares of Recursion Class A Common Stock in book-entry form representing the aggregate Share Deliverables as soon as reasonably practicable following the Effective Date (and in any event no later than the Business Day following the Effective Date if Exscientia provides by 9:00a.m. New York City time, on the Effective Date, evidence that the Effective Time has occurred or, if Exscientia provides such evidence after 9:00a.m. New York City time, on the Effective Date, no later than the second Business Day after such delivery).
Fractions of shares of Recursion Class A Common Stock will not be allotted to Scheme Shareholders. Instead, (i) Scheme Shareholders (other than the Depositary or the Depositary Custodian) shall receive, in lieu of such fractional entitlements, cash in an amount in U.S. dollars (rounded down to the nearest cent) equal to such fractional amount multiplied by the aggregate net proceeds from the sale of such fractional entitlements (ii) the Depositary (or the Depositary Custodian) shall receive a direct cash payment, valued using the opening price on Nasdaq of Recursion Class A Common Stock on the Effective Date in lieu of such fractional entitlements.
9.   Exscientia ADS Holders
Exscientia ADS holders will not be entitled to attend the Exscientia Court Meeting or the Exscientia General Meeting or vote directly on the Transaction. Instead, Exscientia ADS holders as of the Exscientia ADS Voting Record Time will have the right to instruct the Depositary how to vote the Exscientia Shares underlying the Exscientia ADSs with respect to the Transaction, subject to and in accordance with the terms of the Deposit Agreement. Holders of Exscientia ADSs who hold their Exscientia ADSs indirectly through a broker, bank, trust company or other nominee must rely on the procedures of such broker, bank, trust company or other nominee in order to assert the rights of a Exscientia ADS holder to issue voting instructions to the Depositary.
Voting instructions
Exscientia ADS holders as of the Exscientia ADS Voting Record Time will be sent a Depositary Notice and an Exscientia ADS voting instruction card. Exscientia ADS holders as of the Exscientia ADS Voting Record Time can direct the Depositary to vote the Exscientia Shares represented by their Exscientia ADSs, subject to the terms of the Deposit Agreement, a copy of which is available free of charge by following the instructions under the section entitled “Where You Can Find More Information” beginning on page 196 of this joint proxy statement.
Exscientia ADS holders as at the Exscientia ADS Voting Record Time should, if they wish to direct the voting of the Exscientia Shares represented by their Exscientia ADSs held by the Depositary at the Exscientia Court Meeting and the Exscientia General Meeting, provide ADS voting instructions to the Depositary in accordance with the instructions printed thereon. The ADS voting instructions must be received by the Depositary no later than 10.00 a.m. (Eastern Standard Time) on [•] 202[4] or, if either the Exscientia Court Meeting or the Exscientia General Meeting is adjourned or postponed, such later date as may be notified by the Depositary.
Exscientia ADS holders who hold their Exscientia ADSs indirectly through a broker, bank, trust company or other nominee must follow the instructions from such broker, bank, trust company or other nominee if they wish to give voting instructions to the Depositary. Providing voting instructions via a broker, bank, trust company or other nominee may require the provision of information by a particular deadline, well in advance of the deadline to give the Depositary voting instructions, and therefore you are encouraged to reach out to such broker, bank, trust company or other nominee as quickly as possible.
Following timely receipt of valid voting instructions from a Exscientia ADS holder, the Depositary will endeavour, insofar as practicable and permitted under the provisions of, or governing, the Exscientia Shares represented by Exscientia ADSs, to vote or cause its nominee to vote (by means of the appointment of a proxy or otherwise) such Exscientia Shares represented by the Exscientia ADSs in respect of which instructions have been received in accordance with those instructions. If the Depositary does not receive timely voting instructions from an Exscientia ADS holder on or before 10.00 a.m. (Eastern Standard Time) on [•] 202[4], the Exscientia Shares underlying such holder’s Exscientia ADSs will not be represented at the Exscientia Shareholder Meetings and will not be voted at the Exscientia Shareholder Meetings.
Cancellation of Exscientia ADSs so as to become an Exscientia shareholder
Only registered holders of Exscientia Shares will be entitled to attend and vote at the Exscientia Court Meeting and the Exscientia General Meeting.
Accordingly, if Exscientia ADS holders themselves wish to attend and vote at the Exscientia Shareholder Meetings (rather than instructing the Depositary how to vote the underlying Exscientia Shares on their behalf), they must take steps to exchange their Exscientia ADSs for Exscientia Shares, so that they become registered shareholders of Exscientia. In order to do this, Exscientia ADS holders must present their Exscientia ADSs (and, to the extent that such Exscientia ADSs are certificated, the certificates evidencing such Exscientia ADSs) to the Depositary for cancellation before [•] [a][p].m. (Eastern Standard Time) on [•] 202[4] (subject to the relevant Exscientia ADS holder’s compliance with the terms of the Deposit Agreement and payment of the Depositary’s fees), together with:
A.
delivery instructions for the Exscientia Shares represented by such Exscientia ADSs (including, if applicable, the name and address of the person who will be the registered holder of such Exscientia Shares); and

B.
if the Exscientia ADS cancellation is to take place after the Exscientia ADS Voting Record Time and before the Exscientia Voting Record Time, a certification that the Exscientia ADS holder:

i.
(x) beneficially owned the relevant Exscientia ADSs as at the Exscientia ADS Voting Record Time and has not given, and will not give, voting instructions to the Depositary in respect of such Exscientia ADSs in relation to the Exscientia Shareholder Meetings (or has cancelled all voting instructions previously given); or

(y) beneficially owned the relevant Exscientia ADSs as at the Exscientia ADS Voting Record Time and has given voting instructions to the Depositary in respect of such Exscientia ADSs in relation to the Exscientia Shareholder Meetings, but undertakes not to vote the Exscientia Shares represented by such Exscientia ADSs at the Exscientia Shareholder Meetings; or
ii.
did not beneficially own the relevant Exscientia ADSs as at the Exscientia ADS Voting Record Time, and undertakes not to vote the Exscientia Shares represented by such Exscientia ADSs at the Exscientia Shareholder Meetings.

Exscientia ADS holders who hold their Exscientia ADSs through a broker, bank, trust company or other nominee should promptly contact their broker, bank, trust company or other nominee to find out what actions are required to cancel the Exscientia ADSs.
Exscientia ADS holders who present their Exscientia ADSs to the Depositary for cancellation in order to take delivery of Exscientia Shares will be responsible for the payment of the Depositary’s fees associated with such cancellation ($0.05 per Exscientia ADS presented for cancellation) and will be required to provide the Depositary with the above a withdrawal certification.
Exscientia ADS holders will not be permitted to cancel their Exscientia ADSs from [•] [a][p].m. (Eastern Standard Time) on [•] 202[4] until 5 p.m. (Eastern Standard Time) on [•] 202[4]. Exscientia ADS

holders who take steps (as described in the paragraphs above) to cancel their Exscientia ADSs before 5 p.m. (Eastern Standard Time) on [•] 202[4] and become Scheme Shareholders before the Exscientia Voting Record Time will have the right to attend both Exscientia Shareholder Meetings (in person or by proxy) and be represented by counsel to support or oppose the sanctioning of the Scheme of Arrangement (subject to the limitations and qualifications above).
Settlement of Per ADS Share Deliverables
Prior to the closing, Exscientia and Recursion will establish procedures to ensure that the Depositary will, after the closing, promptly deliver the Per ADS Share Deliverables to each holder of an Exscientia ADS pursuant to, and subject to, the terms of the Deposit Agreement. Exscientia intends to instruct Nasdaq to halt trading of Exscientia ADSs before the open of trading on the date of the Court Sanction Hearing. Accordingly, because Exscientia expects that the last day of trading of the Exscientia ADSs on Nasdaq will be the trading day prior to the Effective Date, the persons entitled to the Per ADS Share Deliverables will not be known until the first trading day following the Effective Date, which is the date that any trades made on the trading day prior to the Effective Date will settle. If, however, the last day of trading of the Exscientia ADSs on Nasdaq is the Effective Date, the persons entitled to the Per ADS Share Deliverables will not be known until the second trading day following the Effective Date, which is the date that any trades made on the Effective Date will settle. Exscientia will enter into one or more amendments or supplements to the Deposit Agreement that are reasonably deemed necessary and acceptable to the Depositary and Exscientia to establish the procedures necessary to distribute the Per ADS Share Deliverables to the ADS holders. Exscientia and Recursion will deliver any certificates and opinions of counsel reasonably requested by the Depositary in connection with the transaction, and Exscientia will make all payments and reimbursements owed by it to the Depositary prior to the Effective Date. The Exscientia ADS holders will bear all fees, charges and expenses that they are required to bear under the Deposit Agreement in connection with the Transaction, the cancellation of Exscientia ADSs and the receipt of the Per ADS Share Deliverables. The Depositary has informed Exscientia that ADS holders entitled to receive the Per ADS Share Deliverables will be required to pay to the Depositary a $0.05 per ADS held cancellation fee and a $0.05 per ADS held distribution fee in connection with the Transaction and the distribution of the Per ADS Share Deliverables. No interest will be paid or accrued on any amount payable in respect of Exscientia ADSs. The Per ADS Share Deliverables will not be distributed by the Depositary to the ADS holders unless payment in full has been made of all fees, reimbursements, charges and expenses by the applicable parties under the Deposit Agreement and the ancillary agreements between Exscientia and the Depositary. To the extent such payment is not timely received, the Depositary may sell some or all of the applicable Per ADS Share Deliverables in satisfaction of a holder’s payment obligation under the Deposit Agreement.
Exscientia ADS holders who hold their Exscientia ADSs in certificated form will, on or after the Effective Date, receive letters of transmittal with an explanation on how to surrender the Exscientia ADSs to the Depositary. Those holders must sign and return the letter of transmittal, together with their Exscientia ADS certificates and payment of applicable ADS fees, to receive any Per Share Deliverables to which they are entitled. Exscientia ADS holders who hold their Exscientia ADSs in uncertificated form will be required to pay the applicable ADS fees to receive the Per ADS Share Deliverables, and upon receipt of such payment the Depositary will distribute the Per ADS Share Deliverable to which they are entitled (without the need to take any further action). The Per ADS Share Deliverable (except for fractional entitlements) will be delivered in uncertificated form to the Exscientia ADS holders.
Any Exscientia ADS holders who hold their Exscientia ADSs indirectly through a broker, bank, trust company or other nominee, will receive credit of Recursion common stock to their account from their broker, bank, trust company or other nominee.
The settlement of the Per ADS Share Deliverables is governed by the terms of the Transaction Agreement and the Deposit Agreement and is a matter that is external to the Scheme of Arrangement. As set out in the Scheme of Arrangement, neither Recursion nor any member of the Recursion Group nor the Exchange Agent nor Exscientia shall have any responsibility or liability under the Scheme of Arrangement for the onwards distribution or transmission to the holders of Exscientia ADSs, or to any other person, of the Share Deliverables due to the Depositary (or any nominee or custodian of the Depositary which is the relevant Scheme Shareholder), albeit that the foregoing does not affect Exscientia’s obligations to the

Depositary under the Deposit Agreement and any ancillary agreement between Exscientia and the Depositary, or any party’s obligations under the Transaction Agreement.
10.   Overseas Exscientia Shareholders
The availability of the Scheme of Arrangement and the Share Deliverables to overseas Exscientia shareholders may be affected by the laws of the relevant jurisdictions. Overseas Exscientia shareholders should inform themselves about, and should observe, any applicable legal requirements. It is the responsibility of all overseas Exscientia shareholders to satisfy themselves as to their full compliance with the laws of the relevant jurisdiction, including obtaining any governmental, exchange control or other consents which may be required and their compliance with any other necessary formalities which are required to be observed and the payment of any issue, transfer or other taxes due in such jurisdiction. If you are in any doubt regarding such matters, you should consult an independent professional adviser in the relevant jurisdiction without delay.
Overseas Exscientia shareholders should consult their own legal and tax advisers with respect to the legal and tax consequences of the Transaction in their particular circumstances.
Without prejudice to the generality of the foregoing, if, in respect of any Scheme Shareholder with a registered address in a jurisdiction outside the United Kingdom or the United States, Recursion or the Exchange Agent is advised that the delivery of the shares of Recursion Class A Common Stock would or might infringe upon the laws of such jurisdiction or would require Recursion or Exscientia (as the case may be) to comply with any governmental or other consent or any registration, filing or other formality with which Recursion or Exscientia (as the case may be) is unable to comply, or compliance with which Recursion or Exscientia (as the case may be) regards as unduly onerous, the Exchange Agent may, in consultation with Recursion, determine that the shares of Recursion Class A Common Stock shall not be delivered to such Scheme Shareholder and that (i) such shares of Recursion Class A Common Stock shall instead be sold by the Exchange Agent at the best price which can reasonably be obtained in the market at the time of sale and (ii) such Scheme Shareholders shall be paid in cash the net proceeds of such sale (after the deduction of all expenses and commissions incurred in connection with such sale, (including any Tax and amounts in respect of irrecoverable value added tax payable on the proceeds of sale), without interest and subject to any required Tax withholding in accordance with the provisions of the Transaction Agreement) in accordance with the relevant provisions of the Scheme of Arrangement rounded up or down to the nearest U.S. cent.
11.   Action to be taken
The approval required for the Exscientia Scheme Proposal at the Exscientia Court Meeting is a simple majority in number of the Scheme Shareholders present and voting in person or by proxy, representing at least 75% in value of the Scheme Shares in respect of which a vote has been cast.
The approval required for the Exscientia Scheme Implementation Proposal at the Exscientia General Meeting is approval by at least 75% of the votes cast by Exscientia shareholders present and voting, either in person or by proxy.
If the Scheme of Arrangement becomes effective it will be binding on all holders of Scheme Shares irrespective of whether or not they attended or voted at the Exscientia Court Meeting or the Exscientia General Meeting.
Forms of proxy
Each copy of this proxy statement mailed to holders of Exscientia Shares is accompanied by two forms of proxy with instructions for voting. The BLUE Form of Proxy corresponds to the Exscientia Court Meeting and the YELLOW Form of Proxy corresponds to the Exscientia General Meeting. If you hold Exscientia Shares in your name as a shareholder of record, you should complete and return both proxy cards accompanying this proxy statement to ensure that your vote is counted at both of the Exscientia Shareholder Meetings, or at any adjournment or postponement of the Exscientia Shareholder Meetings, regardless of whether you plan to attend the Exscientia Shareholder Meetings, so as to arrive as soon as possible but in any event at least 48 hours (excluding any part of such 48-hour period falling on a non-working day) before the relevant meeting. You may also authorize a proxy to vote your shares online or electronically, by visiting eproxyappointment.com or, in the case of institutional investors, by logging into www.proxymity.io. and following the instructions therein, as set out in full on the proxy cards.
If the BLUE Form of Proxy relating to the Exscientia Court Meeting is not lodged by the relevant time, it may be presented in person to the Chair or Computershare Investor Services Plc representative who will be present at the Exscientia Court Meeting, at any time prior to the commencement of the Exscientia Court Meeting (or any adjournment or postponement thereof). However, in the case of the Exscientia General Meeting, if the YELLOW Form of Proxy is not lodged so as to be received by the time mentioned above, it will be invalid. The completion and return of either Form of Proxy will not preclude you from attending the Exscientia Court Meeting or the Exscientia General Meeting, if you so wish.
If you hold your Exscientia Shares in “street name” through a broker, bank, trust company or other nominee, you must direct your broker, bank, trust company or other nominee to vote in accordance with the instructions you have received from your broker, bank, trust company or other nominee.
The Exscientia Board is not currently aware of any business to be acted upon at the Exscientia Shareholder Meetings other than the matters described in this proxy statement. If, however, other matters are properly brought before the Exscientia Shareholder Meetings, the persons appointed as proxies will have discretion to vote or act on those matters as in their judgment is in the best interest of Exscientia and its shareholders, except that Exscientia will comply with any limitations on the exercise of such discretion under applicable law and stock exchange listing rules.
If you hold Exscientia Shares in uncertificated form through CREST and wish to appoint a proxy or proxies for the Exscientia Court Meeting (or any adjournment or postponement thereof) by using the CREST electronic proxy appointment service, you may do so by using the procedures described in the CREST Manual. CREST personal members or other CREST sponsored members, and those CREST members who have appointed any voting service provider(s), should refer to their CREST sponsor or voting service provider(s), who will be able to take the appropriate action on their behalf.
In order for a proxy appointment or instruction made using the CREST service to be valid, the appropriate CREST message (a “CREST Proxy Instruction”) must be properly authenticated in accordance with the specifications of Euroclear and must contain the information required for such instructions as described in the CREST Manual. The message (regardless of whether it constitutes the appointment of a proxy or an amendment to the instructions given to a previously appointed proxy) must, in order to be valid, be transmitted so as to be received by the Registrar, Computershare Investor Services Plc (ID number 3RA50) not later than 48 hours (excluding any part of such 48-hour period falling on a non-working day) before the time fixed for the Exscientia Court Meeting or any adjournment or postponement thereof. For this purpose, the time of receipt will be taken to be the time (as determined by the timestamp applied to the message by the CREST Applications Host) from which the Registrar, Computershare Investor Services Plc, is able to retrieve the message by enquiry to CREST in the manner prescribed by CREST. If the CREST proxy appointment or instruction is not received by this time, the BLUE Form of Proxy may be presented in person to the Chair or Computershare Investor Services Plc representative who will be present at the Exscientia Court Meeting, at any time prior to the commencement of the Exscientia Court Meeting (or any adjournment or postponement thereof).
CREST members and, where applicable, their CREST sponsors or voting service providers should note that Euroclear does not make available special procedures in CREST for any particular messages. Normal system timings and limitations will therefore apply in relation to the input of CREST Proxy Instructions. It is the responsibility of the CREST member concerned to take (or, if the CREST member is a CREST personal member or sponsored member or has appointed any voting service provider(s), to procure that his/her CREST sponsor or voting service provider(s) take(s)) such action as shall be necessary to ensure that a message is transmitted by means of the CREST system by any particular time. For further information on the logistics of submitting messages in CREST, CREST members and, where applicable, their CREST sponsors or voting service providers are referred, in particular, to those sections of the CREST Manual concerning practical limitations of the CREST system and timings.
Exscientia may treat as invalid a CREST Proxy Instruction in the circumstances set out in Regulation 35(5)(a) of the CREST Regulations.

The latest time for the Registrar, Computershare Investor Services Plc, to receive your Form of Proxy will be [•] [a][p].m. (London time) on [•] 202[4] (or, in the case of an adjournment or postponement of the Exscientia Court Meeting, 48 hours (excluding any part of such 48 hour period falling on a non-working day) before the time appointed for the adjourned or postponed meeting), being the latest time for receipt by the Registrar, Computershare Investor Services Plc, of the BLUE Form of Proxy for the Exscientia Court Meeting. You should allow sufficient time for posting for your Forms of Proxy to be received.
You are strongly urged to complete and return your forms of proxy as soon as possible, whether or not you intend to attend the Exscientia Shareholder Meetings in person.
Exscientia ADS holders should refer to section 9 of this Explanatory Statement for information relevant to such holders.
12.   Further information
The terms of the Scheme of Arrangement are set out in full in the section entitled “The Scheme of Arrangement” beginning on page 137 of this joint proxy statement. A summary of material tax consequences are set out in the sections entitled “Material U.S. Federal Income Tax Considerations” and “Material UK Tax Considerations” beginning on pages 167 and 174, respectively, of this joint proxy statement. Further information regarding Exscientia and Recursion are set out in the section entitled “The Parties to the Transaction” beginning on page 68 of this joint proxy statement.

THE EXSCIENTIA GENERAL MEETING
Scheme Implementation Proposal
For the reasons described above, Exscientia is requesting that the Exscientia shareholders adopt the following resolution at the Exscientia General Meeting, which is a special resolution:
RESOLVED THAT for the purpose of giving effect to the scheme of arrangement dated [•] (as amended or supplemented) between the Company and the holders of Scheme Shares (as defined in such scheme of arrangement), a copy of which has been produced to this meeting and for the purposes of identification signed by the chair of this meeting, in its original form or with or subject to any modification, addition, or condition as may be agreed between the Company and Recursion Pharmaceuticals (“Recursion”) and approved or imposed by the High Court of Justice in England and Wales (the “Court”) (the “Scheme of Arrangement”):
(A)
the directors of the Company (or a duly authorized committee of the directors) be and are hereby authorized to take all such action as they may consider necessary or appropriate for carrying the Scheme of Arrangement into effect; and

(B)
with effect from the passing of this resolution, the articles of association of the Company be and are hereby amended by the adoption and inclusion of the following new article 152:

“152. Scheme of Arrangement
152.1   In this article 152, references to the “Scheme of Arrangement” are to the scheme of arrangement dated [•] between the Company and the holders of Scheme Shares (as defined in the Scheme of Arrangement) under Part 26 of the Act in its original form or with or subject to any modification, addition or condition agreed between the Company and Recursion Pharmaceuticals, Inc. (the “Acquiror”) and approved or imposed by the High Court of Justice in England and Wales, and (save as defined in this article 152) terms defined in the Scheme of Arrangement shall have the same meanings in this article 152.
152.2   Notwithstanding any other provision of these articles or the terms of any resolution, whether ordinary or special, passed by the Company in general meeting, if the Company issues or transfers out of treasury any shares (other than to the Acquiror, any subsidiary of the Acquiror or its nominee(s) (each an “Acquiror Party”)) on or after the date of the adoption of this article 152 and prior to the Scheme Record Time, such shares shall be issued or transferred in the name of the relevant person subject to the terms of the Scheme of Arrangement (and shall be Scheme Shares for the purposes thereof) and the original or any subsequent holder or holders of such shares shall be bound by the Scheme of Arrangement accordingly.
152.3   Notwithstanding any other provision of these articles, if any shares in the Company are issued or transferred out of treasury to any person or such person’s nominee (other than an Acquiror Party) (a “New Member”) at or after the Scheme Record Time (each a “Post-Scheme Share”) such shares will, provided that the Scheme of Arrangement has become effective, be issued or transferred on terms that they shall (on the Effective Date) or, if later, on issue or transfer (but subject to the terms of this article 152.3 and article 152.6) be immediately transferred to the Acquiror (or such persons as the Acquiror may direct) (the “Purchaser”), who shall be obliged to acquire each Post-Scheme Share in consideration of and conditional upon the Acquiror procuring delivery to the New Member of 0.7729 shares of Acquiror Common Stock (“Exchange Shares”) (the “Share Deliverable” and the ratio that an Exchange Share bears to each Scheme Share being the “Exchange Ratio”) for each Post-Scheme Share as would have been payable to a holder of the Scheme Shares under the Scheme of Arrangement, subject to article 152.5.
152.4   The Exchange Shares allotted and issued or transferred to a New Member (or nominee) pursuant to paragraph 152.3 of this article shall be credited as fully paid and shall rank equally in all respects with all other fully paid Acquiror Common Stock in issue at that time (other than as regards any dividend or other distribution payable by reference to a record date preceding the date of allotment or transfer) and shall be subject to the constitution of the Acquiror from time to time.

152.5   No fraction of an Exchange Share shall be allotted, issued or transferred to a New Member (or nominee) pursuant to this article. Any fraction of an Exchange Share to which a New Member would otherwise have become entitled shall be aggregated with the fractional entitlements of any other New Members whose shares are being transferred under this article on the same date and the maximum whole number of Exchange Shares resulting therefrom shall be allotted and issued to a person appointed by the Company. Such Exchange Shares shall then be sold in the market as soon as practicable after their allotment and issue, and the net proceeds of sale (after the deduction of all expenses and commissions incurred in connection with such sale, including any value added tax payable on the proceeds of sale) shall be paid in sterling to the persons entitled thereto in due proportions (rounded down to the nearest penny), except that individual entitlements to amounts of $5.00 or less shall be retained for the benefit of the Acquiror.
152.6   On any reorganisation of, or material alteration to, the share capital of the Company or Acquiror (including, without limitation, any subdivision and/or consolidation) carried out after the Effective Date, or a stock or scrip dividend is declared with a record date after the Effective Date, or any similar event shall have occurred (or if the number of Exscientia Shares represented by each Exscientia ADS shall have been changed pursuant to the Deposit Agreement), or the number or class of Exscientia Shares or Acquirer Common Stock shall have been changed or exchanged for a different number or class of Exscientia Shares or Acquirer Common Stock, then the Exchange Ratio and the Share Deliverable shall be appropriately adjusted by the directors in such manner as the auditors of the Company or an independent investment bank selected by the Company (whichever in their absolute discretion the directors may elect) may determine to be appropriate to reflect such reorganisation or alteration and to provide to Acquiror, Scheme Shareholders and New Members the same economic effect as contemplated under article 152.3. References in this article 152 to such shares shall, following such adjustment, be construed accordingly.
152.7   Any New Member may, prior to the issue or transfer of any Post-Scheme Shares to them under any Company Share Plans or any other Company option, stock unit award, option equity award or other similar equity award plan, give not less than two Business Day’s written notice to the Company in such manner as the board shall prescribe of their intention to transfer some or all of such Post-Scheme Shares to their spouse or civil partner and may, if such notice has been validly given, on such Post-Scheme Shares being issued or transferred to them immediately transfer to their spouse or civil partner any such Post-Scheme Shares, provided that such Post-Scheme Shares will then be immediately transferred from that spouse or civil partner to the Purchaser pursuant to this article 152 as if the spouse or civil partner were the relevant New Member. If notice has been validly given pursuant to this article but the New Member does not immediately transfer to their spouse or civil partner the Post-Scheme Shares in respect of which notice was given, such shares shall be transferred directly to the Acquiror (or as it may direct) pursuant to this article.
152.8   To give effect to any transfer of Post-Scheme Shares required by this article 152, Acquiror may appoint any person as attorney and/or agent for the New Member to transfer the Post-Scheme Shares to the Purchaser and execute and deliver as transferor a form or forms of transfer or other instrument or instruction of transfer (whether as a deed or otherwise) on behalf of the New Member (or any subsequent holder or any nominee of such New Member or any such subsequent holder) in favour of the Purchaser and do all such other things and execute and deliver all such documents (whether as a deed or otherwise) as may in the opinion of the attorney and/or agent be necessary or desirable to vest the Post-Scheme Shares in the Purchaser and, pending such vesting, to exercise all such rights and privileges attaching to the Post-Scheme Shares as the Purchaser may direct. If an attorney and/or agent is so appointed, the New Member shall not thereafter (except to the extent that the attorney and/or agent fails to act in accordance with the directions of the Purchaser) be entitled to exercise any rights or privileges attaching to the Post-Scheme Shares unless so agreed by the Purchaser. The Company may give good receipt for the delivery of the Share Deliverable for each Post-Scheme Share and may register the Purchaser as holder thereof and issue to it certificates for the same. The Company shall not be obliged to issue a certificate to the New Member for any Post-Scheme Shares. The Purchaser shall, subject to Applicable Law, settle the consideration due to the New Member pursuant to article 152.3 above by the delivery of the Share Deliverable for each Post-Scheme Share as soon as reasonably practicable following the issue of the Post-Scheme Shares to the New Member. Acquiror shall allot and issue or transfer the Exchange Shares to the New Member and send a cheque in sterling drawn on a UK clearing bank in favour of the New Member in respect of any fractional entitlements no later than 14 days after the date of the issue or transfer of the Post-Scheme Shares to the New Member unless: (a) the Company, in its sole discretion, determines in accordance with article 152.10 in respect of any New Member with a registered address in a jurisdiction outside the United Kingdom or whom the Company reasonably believes to be a citizen, resident or national of a jurisdiction outside the United Kingdom that such Exchange Shares shall be sold in which case the Exchange Shares shall be sold and the net proceeds of sale distributed to the persons so entitled in accordance with article 152.9; or (b) the Company, in its sole discretion, determines in accordance with article 152.9 in respect of any New Member with a registered address in a jurisdiction outside the United Kingdom or whom the Company reasonably believes to be a citizen, resident or national of a jurisdiction outside the United Kingdom that a cash amount equal to the value of the Exchange Shares shall be paid to the New Member, in which case Acquiror shall send a cheque in sterling drawn on a UK clearing bank in favour of the New Member for the consideration for such Post-Scheme Shares and in respect of any fractional entitlements no later than 14 days after the date of the issue or transfer of the Post-Scheme Shares to the New Member.
152.9   If, in respect of any New Member with a registered address in a jurisdiction outside the United Kingdom or whom the Company reasonably believes to be a citizen, resident or national of a jurisdiction outside the United Kingdom, the Company is advised that the allotment and/or issue or transfer of Exchange Shares pursuant to this article would or may infringe the laws of such jurisdiction or would or may require the Company and/or the Acquiror to comply with any governmental or other consent or any registration, filing or other formality with which the Company and/or Acquiror is unable to comply or compliance with which the Company and/or the Acquiror regards as unduly onerous, the Company may, in its sole discretion, determine that such Exchange Shares shall be sold or a cash amount equal to the value of the Exchange Shares shall be paid to the New Member. In the event that the Exchange Shares are to be sold, the Company shall appoint a person to act as attorney or agent for the New Member pursuant to this article and such person shall be authorised on behalf of such New Member to procure that any shares in respect of which the Company has made such determination shall, as soon as practicable following the allotment, issue or transfer of such shares, be sold, including being authorised to execute and deliver as transferor a form of transfer or other instrument or instruction of transfer on behalf of the New Member (whether as a deed or otherwise). The net proceeds of such sale (after the deduction of all expenses and commissions incurred in connection with such sale, including any value added tax payable on the proceeds of sale), or the cash amount equal to the value of the Exchange Shares, shall be paid to the persons entitled thereto in due proportions as soon as practicable, save that any fractional cash entitlements shall be rounded down to the nearest whole penny.
152.10   Notwithstanding any other provision of these articles, both the Company and the directors of the Company shall refuse to register the transfer of any shares between the Scheme Record Time and the Effective Date, other than to the Purchaser pursuant to the Scheme of Arrangement.
152.11   If the Scheme of Arrangement shall not have become effective by the date referred to in (or otherwise set in accordance with) clause [8] of the Scheme of Arrangement, this article 152 shall cease to be of any effect.”
(C)
the Company be and is hereby directed to deliver the Court Order to the Registrar of Companies in England and Wales if the Court Sanction is obtained and provided that no injunction or other Order by any court or other tribunal of competent jurisdiction shall have been entered and shall continue to be in effect and no Law shall have been adopted that remains in effect or effective, in each case that prevents, enjoins, prohibits or makes illegal the consummation of the Transaction; and

(D)
the directors of the Company (or a duly authorized committee of the directors) be and are hereby directed that they need not undertake a Exscientia Adverse Recommendation Change in connection with a Superior Proposal or cause the Company to terminate the Transaction Agreement in order to enter into a definitive agreement relating to a Superior Proposal following the time at which the Company Shareholder Approval is obtained (capitalized terms in this resolution having the meanings set forth in the Transaction Agreement)”.

Vote Required and Exscientia Board recommendation
Assuming a quorum is present, the Scheme Implementation Proposal will be passed if at least 75% of the votes cast at the Exscientia General Meeting (in person or by proxy) are cast in favor of this proposal.
Completion of the Transaction is conditioned upon Exscientia shareholder approval of the Scheme Implementation Proposal.
The Exscientia Board unanimously recommends that you vote “FOR” the Scheme Implementation Proposal.

THE RECURSION SPECIAL MEETING
The Recursion Board is furnishing this joint proxy statement to its stockholders as part of the solicitation of proxies by Recursion’s Board of Directors for use at the Recursion Special Meeting to be held at the time and place specified below, and at any adjournment or postponement thereof. This document is first being mailed to Recursion stockholders on or about [•], 2024.
Date, Time and Place
The Recursion Special Meeting will be held on [•], 2024, starting at [•], Mountain Time in a virtual meeting at www.virtualshareholdermeeting.com /[•]. You will be able to attend the meeting online, vote electronically and submit questions by registering at www.virtualshareholdermeeting.com /[•] 15 minutes prior to the meeting start time of [•] Mountain Time.
Attending the Virtual Recursion Special Meeting
The Recursion Special Meeting will be held entirely online at [link]. A summary of the information you need to attend the Recursion Special Meeting online is provided below:
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Instructions on how to attend and participate via the Internet, including how to demonstrate proof of ownership of Recursion Class A Common Stock or Recursion Class B Common Stock, are posted at [link].

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Questions regarding how to attend and participate via the Internet will be answered by calling the U.S. and International phone numbers listed on [link] on the day before the Recursion Special Meeting and the day of the Recursion Special Meeting.

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Please have your 16-digit control number to enter the Recursion Special Meeting.

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Stockholders may submit questions while attending the Recursion Special Meeting via the Internet.

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The meeting webcast will begin promptly at [•], Mountain Time.

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We encourage you to access the meeting prior to the start time. Online check-in will begin at [•], Mountain Time, and you should allow ample time for the check-in procedures.

Technical Assistance for the Virtual Meeting
Recursion encourages stockholders to log into the virtual Recursion Special Meeting at least 15 minutes prior to the start of the Recursion Special Meeting to test their Internet connectivity. If you encounter any technical difficulties with the virtual meeting platform on the day of the Recursion Special Meeting, please call 844-986-0822 (US) or 303-562-9302 (International).
Matters to be Considered
The purpose of the Recursion Special Meeting is for Recursion stockholders to consider and vote on the following proposals.
Proposal No. 1 Recursion Share Issuance Proposal	Proposal to approve the issuance of shares of Recursion Class A Common Stock in connection with the Transaction for purposes of complying with the applicable provisions of the Nasdaq Listing Rules.
Proposal No. 2 Recursion Adjournment Proposal	Proposal to approve any motion to adjourn the Recursion Special Meeting to another time or place, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes at the time of the Recursion Special Meeting to approve the Recursion Share Issuance Proposal.
As of the date of this joint proxy statement, Recursion does not know of any other matters that will be presented for consideration at the Recursion Special Meeting other than those matters discussed in this joint proxy statement. If any other matters properly come before the Recursion Special Meeting and call for a stockholder vote, valid proxies will be voted by the holders of the proxies in accordance with the recommendation of Recursion’s Board of Directors or, if no recommendation is given, in their own discretion.
Recursion Record Date; Shares Outstanding and Entitled to Vote
The close of business on [•], 2024 has been fixed as the Recursion record date for determining those Recursion stockholders entitled to notice of and to vote at the Recursion Special Meeting and any adjournment or postponement of the Recursion Special Meeting. Each share of Recursion Class A Common Stock entitles its holder to one vote at the Recursion Special Meeting on all matters properly presented at the meeting. Each share of Recursion Class B Common Stock entitles its holder to ten votes at the Recursion Special Meeting on all matters properly presented at the meeting. As of the close of business on the Recursion record date for the Recursion Special Meeting, there were [•] shares of Recursion Class A Common Stock outstanding as of the Recursion Record date and entitled to vote and [•] shares of Recursion Class B Common Stock outstanding and entitled to vote, representing an aggregate of [•] votes.
Quorum
The holders of a majority of the voting power of Recursion’s capital stock issued and outstanding and entitled to vote, present in person (including virtually via the internet) or represented by proxy, is necessary to constitute a quorum for the transaction of business at the Recursion Special Meeting. Abstentions and broker non-votes, if any, will be counted for purposes of determining whether a quorum is present for the transaction of business at the Recursion Special Meeting.
Vote Required
Approval of each of the Recursion Share Issuance Proposal and the Recursion Adjournment Proposal requires the affirmative vote of a majority of the voting power of the shares of Recursion cast affirmatively or negatively at the Recursion Special Meeting, whether online or by proxy, provided that a quorum is present. As a stockholder holding Recursion Class A Common Stock, you are entitled to cast one vote per share. As a stockholder holding Recursion Class B Common Stock, you are entitled to cast ten votes per share. “Abstentions” and “broker non-votes” will not be counted as votes cast on any proposals and will have no effect on the approval of the proposals.
The approval of the Recursion Share Issuance Proposal is required for Recursion to issue shares in connection with the Transaction. If the Recursion Share Issuance Proposal is not approved, the Transaction will not be completed.
Common Stock Ownership of Directors and Executive Officers
As of the Recursion record date, Recursion’s directors and executive officers held an aggregate of approximately [•] of the shares of Recursion Class A Common Stock and [•] of the shares of Recursion Class B Common Stock entitled to vote at the Recursion Special Meeting, which represents an aggregate of [•] votes and approximately [•]% of the voting power necessary to approve the Recursion Share Issuance Proposal and the Recursion Adjournment Proposal (assuming the vote online or by proxy of all outstanding shares of Recursion Class A Common Stock and Recursion Class B Common Stock). Recursion currently expects that Recursion directors and executive officers will vote their shares in favor of the Recursion Share Issuance Proposal and the Recursion Adjournment Proposal.
How to Vote Your Shares
Stockholders of record may submit a proxy by telephone, via the Internet or by mail, or they may vote by virtually attending the Recursion Special Meeting and voting online.
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Submitting a Proxy by Telephone:   You may submit a proxy for your shares by telephone until 11:59 p.m. Mountain Time on the day before the meeting date by calling [•] on a touch-tone telephone and following the menu instructions provided. There is no charge for this call if made from the United States. You should have the proxy card for reference when initiating the process, as you will be required to enter the unique voter control number imprinted thereon. If you submit a proxy by telephone, you do not need to return your proxy card.
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Submitting a Proxy via the Internet:   You may submit a proxy via the Internet until 11:59 p.m. Mountain Time on the day before the meeting date by accessing the website listed on your proxy card and following the instructions you will find on the website. As with telephone proxy submission, you should have the proxy card for reference when initiating the process, as you will be required to enter the unique voter control number imprinted thereon. If you submit a proxy via the Internet, you do not need to return your proxy card.

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Submitting a Proxy by Mail:   If you choose to submit a proxy by mail, simply mark the enclosed proxy card, date and sign it, and return it in the postage paid envelope provided.

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Virtually attending the Recursion Special Meeting:   To vote online during the Recursion Special Meeting, you must be logged in and registered to virtually attend the Recursion Special Meeting and cast your vote before the announcement of the close of voting during the Recursion Special Meeting. You are entitled to virtually attend the Recursion Special Meeting only if you were a stockholder of Recursion as of the close of business on the Recursion record date.

If your shares are held in the name of a broker, bank or other nominee, you will receive instructions from the stockholder of record that you must follow for your shares to be voted. Please follow their instructions carefully. Also, please note that if the stockholder of record of your shares is a broker, bank or other nominee and you wish to vote online at the Recursion Special Meeting, you must request a legal proxy from the broker, bank or other nominee that holds your shares and present that proxy and proof of identification at the Recursion Special Meeting.
How to Change Your Vote
If you are the stockholder of record, you may revoke your proxy or change your vote prior to your shares being voted at the Recursion Special Meeting by:
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sending a written notice of revocation or a duly executed proxy card, in either case, dated later than the prior proxy card relating to the same shares, to Recursion’s Secretary at Recursion Pharmaceuticals, Inc., 41 S Rio Grande Street, Salt Lake City, Utah 84101, United States of America, Attention: Secretary;

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submitting a proxy at a later date by telephone or via the Internet, if you have previously voted by telephone or via the Internet in connection with the Recursion Special Meeting; or

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attending the Recursion Special Meeting and voting online.

If you are the beneficial owner of shares held in the name of a broker, bank or other nominee, you may change your vote by:
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submitting new voting instructions to your broker, bank or other nominee in a timely manner following the voting procedures received from your broker, bank or other nominee; or

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attending the Recursion Special Meeting and voting online, if you have obtained a valid proxy from the broker, bank or other nominee that holds your shares giving you the right to vote the shares.

Attendance at the Recursion Special Meeting will not, in and of itself, constitute revocation of a proxy. See the section entitled “— How to Vote Your Shares” above for information regarding certain voting deadlines.
Counting Your Vote
All properly executed proxies delivered and not properly revoked will be voted at the Recursion Special Meeting as specified in such proxies. If you provide specific voting instructions, your shares of Recursion Class A Common Stock and Recursion Class B Common Stock will be voted as instructed. If you hold shares in your name and sign and return a proxy card or submit a proxy by telephone or via the Internet without giving specific voting instructions, your shares will be voted “FOR” the Recursion Share Issuance Proposal and the Recursion Adjournment Proposal.

Proxies solicited may be voted only at the Recursion Special Meeting and any adjournment or postponement of the Recursion Special Meeting and will not be used for any other meeting.
Solicitation of Proxies
Directors, officers and other employees of Recursion may solicit proxies by telephone, facsimile or mail, or by meetings with stockholders or their representatives. Recursion will reimburse brokers, banks or other custodians, nominees and fiduciaries for their charges and expenses in forwarding proxy material to beneficial owners. Recursion has engaged Innisfree M&A Incorporated to assist in the solicitation of proxies and provide related advice and informational support in connection with the Recursion Special Meeting, for a service fee of $30,000 and the reimbursement of customary disbursements. All such expenses will be borne by Recursion.
Adjournment and Postponement
Although it is not currently expected, the Recursion Special Meeting may be adjourned or postponed for the purpose of soliciting additional proxies. Any signed proxies received by Recursion in which no voting instructions are provided on such matter will be voted “FOR” the Recursion Adjournment Proposal. Any adjournment or postponement of the Recursion Special Meeting for the purpose of soliciting additional proxies will allow stockholders who have already sent in their proxies to revoke them at any time prior to their use at the Recursion Special Meeting as adjourned or postponed. The chairperson of the Recursion Special Meeting or the Recursion stockholders entitled to vote at the meeting, present in person or represented by proxy, at the Recursion Special Meeting, have the power to adjourn the Recursion Special Meeting until a later date and time, whether or not a quorum is present and whether or not the Adjournment Proposal has been or will be approved. If the date and time of the adjourned meeting is announced at the Recursion Special Meeting and the adjournment is for 30 days or less, no notice of the adjourned meeting need be given. At the adjourned Recursion Special Meeting, if a quorum is present, Recursion may transact any business which might have been transacted at the original Recursion Special Meeting.
Recommendation of Recursion’s Board of Directors
Based on Recursion’s reasons for the recommendations discussed below in the sections entitled “The Transaction” and “Proposal No. 1 — Recursion Share Issuance Proposal,” the Board of Directors of Recursion has unanimously determined that the Transaction is advisable and in the best interests of Recursion and its stockholders and, subject to the approval of the Recursion Share Issuance Proposal by Recursion stockholders, authorized and approved the issuance of Recursion Class A Common Stock in connection with the Transaction. The Recursion Board therefore unanimously recommends that you vote “FOR” the Recursion Share Issuance Proposal and “FOR” the Recursion Adjournment Proposal.

RECURSION PROPOSAL NO. 1 — RECURSION SHARE ISSUANCE PROPOSAL
For purposes of complying with the applicable provisions of Rule 5635 of the Nasdaq Listing Rules, Recursion stockholders are being asked to approve the issuance of Recursion Shares in connection with the Transaction. For a detailed description of the Transaction and other important information related to this proposal, see the section entitled “The Transaction.” Generally, Rule 5635 of the Nasdaq Listing Rules requires approval by Recursion stockholders of the issuance of shares (by voting power or by number) equal to or in excess of 20% (by voting power or by number) of the shares of Class A common stock and Class B common stock outstanding before such issuance. The shares of Recursion Class A common stock to be issued to in connection with the Transaction may represent a number of shares equal to or in excess of 20% of the number of shares of Recursion’s Class A common stock and Class B common stock outstanding before the issuance.
Vote Required
As a result of the foregoing, Recursion is required to obtain stockholder approval pursuant to Nasdaq Listing Rule 5635. The approval of the Recursion Share Issuance Proposal requires the affirmative vote of a majority of the voting power of the shares of Recursion cast affirmatively or negatively at the Recursion Special Meeting. Although abstentions and broker non-votes, if any, will be counted for purposes of determining whether a quorum is present for the transaction of business at the Recursion Special Meeting, they will not be considered as votes cast for or against this proposal and therefore will have no effect on the outcome of this proposal.
Recommendation of the Board
THE BOARD UNANIMOUSLY RECOMMENDS THAT RECURSION STOCKHOLDERS VOTE “FOR” THE RECURSON SHARE ISSUANCE PROPOSAL.
Registration Exemption; Listing of new shares of Recursion Class A Common Stock
The Recursion Shares to be issued as consideration under the Transaction will not be registered under the Securities Act and will be issued pursuant to the exemption provided by Section 3(a)(10) under the Securities Act. It is a condition to the Transaction that the newly issued Recursion Shares be listed for trading on Nasdaq.
Impact of the Share Issuance on Recursion’s Existing Stockholders
It is anticipated that, based on the number of Exscientia Shares and Recursion Shares outstanding as of August 7, 2024, calculated on a fully diluted basis, Recursion will issue an estimated 108.1 million shares of Recursion Class A Common Stock in connection with the Transaction and, immediately following completion of the Transaction, pre-Transaction Recursion stockholders will own approximately 74% of Recursion on a fully diluted basis and former Exscientia shareholders will own approximately 26% of Recursion on a fully diluted basis. The issuance of such shares would result in significant dilution to Recursion’s pre-Transaction stockholders and would afford such stockholders a smaller percentage interest in the voting power, liquidation value and aggregate book value of Recursion. The exact equity stakes that pre-Transaction Recursion stockholders and former Exscientia shareholders will hold in Recursion immediately following the completion of the Transaction will depend on the number of Recursion Shares and Exscientia Shares issued and outstanding immediately prior to the Effective Time, calculated on a fully diluted basis (taking into account any shares underlying equity awards granted by Recursion and Exscientia following August 7, 2024).

RECURSION PROPOSAL NO. 2 — RECURSION ADJOURNMENT PROPOSAL
At the Recursion Special Meeting, Recursion stockholders (whether voting in person or by proxy) may be asked to vote on a proposal to adjourn the Recursion Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Recursion Special Meeting to approve the Recursion Share Issuance Proposal. Recursion is asking that you authorize the holder of your proxy to vote in favor of any such Recursion Adjournment Proposal. The chairperson of the Recursion Special Meeting or the Recursion stockholders entitled to vote at the meeting, present in person or represented by proxy, at the Recursion Special Meeting, have the power to adjourn the Recursion Special Meeting until a later date and time, whether or not a quorum is present and whether or not the Recursion Adjournment Proposal has been or will be approved.
Vote Required
The approval of the Recursion Adjournment Proposal requires the affirmative vote of a majority of the voting power of the shares of Recursion cast affirmatively or negatively at the Recursion Special Meeting. Although abstentions and broker non-votes, if any, will be counted for purposes of determining whether a quorum is present for the transaction of business at the Recursion Special Meeting, they will not be considered as votes cast for or against this proposal and therefore will have no effect on the outcome of this proposal.
Recommendation of the Board
THE BOARD UNANIMOUSLY RECOMMENDS THAT RECURSION STOCKHOLDERS VOTE “FOR” THE RECURSION ADJOURNMENT PROPOSAL.

THE PARTIES TO THE TRANSACTION
Recursion Pharmaceuticals, Inc.
Recursion is a leading clinical stage TechBio company decoding biology to industrialize drug discovery. Central to Recursion’s mission is the Recursion Operating System (OS), a platform built across diverse technologies that enables Recursion to map and navigate trillions of biological, chemical and patient-centric relationships across over 50 petabytes of proprietary data. Recursion frames this integration of the physical and digital components as iterative loops, where scaled ‘wet-lab’ biology, chemistry and patient-centric experimental data are organized by ‘dry-lab’ computational tools in order to identify, validate and translate therapeutic insights. Recursion believes its unbiased, data-driven approach to understanding biology will bring more, new and better medicines at higher scale and lower cost to patients. Recursion was formed in Delaware as a limited liability company in November 2013 under the name Recursion Pharmaceuticals, LLC. In September 2016, Recursion converted to a Delaware corporation and subsequently changed its name to Recursion Pharmaceuticals, Inc. Recursion’s principal executive office is located at 41 S Rio Grande Street, Salt Lake City, Utah 84101, United States of America. Recursion’s telephone number is +1 (385) 269-0203.
Exscientia plc
Exscientia is a drug design company using artificial intelligence, or AI, and other technologies to efficiently design and develop differentiated medicines for diseases with high unmet patient need. The focus of Exscientia’s platform is to improve the probability of successful drug development by identifying and resolving likely points of failure using its AI design technology, translational systems and clinical modelling. Exscientia has demonstrated its platform can achieve design goals beyond current industry standards by advancing multiple development candidates with differentiated properties, four of which are currently in clinical trials. Exscientia’s internal pipeline is primarily focused on oncology, but Exscientia also uses its design capabilities with partners to expand its pipeline and generate income.
Exscientia was incorporated under the laws of England and Wales on June 29, 2021, with company registration number 13483814 and company name Exscientia Holdings Limited for the purpose of becoming the ultimate holding company of Exscientia AI Limited (formerly Exscientia Limited) and consummating a corporate reorganization prior to its initial public offering. Exscientia Holdings Limited changed its name to Exscientia Limited on August 18, 2021, and re-registered as a public limited company on September 22, 2021, and changed its name to Exscientia plc. Exscientia AI Limited was incorporated under the laws of Scotland in July 2012, with company registration number SC428761 with the company name Ex Scientia Limited (changed to Exscientia Limited in December 2018) and changed its name to Exscientia AI Limited on August 18, 2021.
Exscientia’s global headquarters and registered office is at The Schrödinger Building, Oxford Science Park, Oxford OX4 4GE, United Kingdom, and the telephone number at that office is +44(0) 1865 818941.

THE TRANSACTION
General
On August 8, 2024, Recursion and Exscientia entered into the Transaction Agreement. The Transaction Agreement provides that, subject to the terms and conditions set forth therein, including the requisite approval of Recursion stockholders and Exscientia shareholders, Recursion will acquire the entire issued and to be issued share capital of Exscientia pursuant to a scheme of arrangement under Part 26 of the Companies Act.
Background of the Transaction
The Exscientia Board, in consultation with Exscientia management, regularly evaluates the strategic opportunities available to Exscientia with a view towards strengthening Exscientia’s business, performance, industry positions and prospects and enhancing shareholder value. As part of its ongoing evaluation, the Exscientia Board has, from time to time, considered various potential strategic transactions, including capital raising activities, partnerships and other collaborations and similar transactions.
Likewise, the Recursion Board, in consultation with Recursion management, regularly evaluates Recursion’s strategic direction with a view toward strengthening Recursion’s business and enhancing stockholder value. As part of this evaluation, the Recursion Board has, from time to time, considered various potential strategic alternatives, including capital raising activities and expansion opportunities through strategic partnerships and acquisitions.
Recursion management and Exscientia management regularly attend biotechnology industry conferences and hold introductory and informational meetings with investors and other participants in the biotechnology industry to discuss the industry and potential strategic opportunities, and regularly update the Recursion Board and the Exscientia Board, respectively, with respect to these meetings. As active participants in the AI-enabled drug discovery industry, Exscientia and Recursion are well known to each other, and members of Recursion management and Exscientia management have met from time to time in this context.
On October 26, 2022, Chris Gibson, Recursion’s chief executive officer, met with Andrew Hopkins, Exscientia’s then-current chief executive officer in Oxford, England, at Dr. Gibson’s invitation, to discuss Recursion’s and Exscientia’s respective businesses and the industry in which they operate. As part of this discussion, Dr. Gibson and Dr. Hopkins discussed, on an exploratory basis, a potential combination of Recursion and Exscientia, with Dr. Hopkins expressing preliminary interest in a “merger of equals” transaction with Recursion. Ultimately, Dr. Gibson and Dr. Hopkins proposed (1) to continue these discussions and (2) for Recursion and Exscientia to enter into a mutual confidentiality agreement to facilitate these discussions and a related exchange of information regarding Recursion’s and Exscientia’s respective businesses.
On November 5, 2022, Exscientia and Recursion entered into a mutual confidentiality agreement, which contained customary mutual “standstill” provisions but did not restrict either party from making confidential proposals that would otherwise be restricted by the standstill provisions to the board of directors of the other party.
In the weeks that followed, members of Recursion management and Exscientia management met from time to time to discuss Recursion’s and Exscientia’s respective businesses, including their respective drug-discovery platforms, drug candidate pipelines, related strategic partnerships and operations and cash runway. In these discussions, Dr. Hopkins reiterated a preliminary interest in a “merger of equals” transaction with Recursion. In addition, Dr. Hopkins had introductory meetings with a number of members of the Recursion Board. Following these discussions, representatives of Exscientia’s financial advisor at the time informed representatives of Allen & Company, Recursion’s financial advisor, that Exscientia would seek a written transaction proposal in order to proceed with additional discussions regarding a potential combination.
On November 21, 2022, the Recursion Board met, with representatives of Wilson Sonsini Goodrich & Rosati, P.C., Recursion’s outside legal counsel (“Wilson Sonsini”) and Allen & Company in attendance. Dr. Gibson provided the Recursion Board with an update on discussions with Exscientia and certain related due diligence matters. Allen & Company discussed with the Recursion Board, on a preliminary basis and based on publicly available information and other information provided by Recursion management, certain (1) business information relating to Exscientia and the potential combination of Recursion and Exscientia and (2) historical trading and public market perspectives on Exscientia and Recursion, including implied financial metrics based on illustrative pro forma ownership levels. Following discussion, the Recursion Board approved the submission of a non-binding proposal to acquire Exscientia in an all-stock transaction in which Exscientia’s shareholders would own up to 35% of the pro forma common shares of the combined company following the transaction. The Recursion Board also met in executive session (without Dr. Gibson in attendance) to discuss these matters. In executive session, the Recursion Board discussed the potential leadership of the combined company; it was the consensus of the Recursion Board that Dr. Gibson would continue to serve as chief executive officer of the combined company, and that Recursion should propose that Dr. Hopkins join the Recursion Board as vice chair.
On November 22, 2022, consistent with the Recursion Board’s authorization, Recursion delivered to Exscientia a non-binding proposal to acquire all of Exscientia’s outstanding shares in exchange for Recursion Class A Common Stock in an all-stock transaction in which Exscientia’s shareholders would own 34% of the pro forma total common shares outstanding of the combined company following the transaction based on a fixed exchange ratio to be calculated at the signing of a definitive agreement (the “November 2022 Proposal”); the November 2022 Proposal implied a fixed exchange ratio of 0.7892 Recursion Shares for each Exscientia Share, calculated based on publicly available information regarding the trading prices and number of fully diluted Exscientia Shares and Recursion Shares outstanding as of the November 2022 Proposal. As part of the November 2022 Proposal, Recursion proposed that Dr. Hopkins join the Recursion Board as vice chair.
On November 22, 2022, the Exscientia Board met with members of Exscientia management and representatives of its financial advisor at the time to discuss the November 2022 Proposal. Following discussions, the Exscientia Board concluded that the November 2022 Proposal undervalued Exscientia and directed Dr. Hopkins to respond in writing to Recursion to that effect.
On November 25, 2022, as directed by the Exscientia Board, Dr. Hopkins delivered to Recursion a written rejection of the November 2022 Proposal. The members of the Recursion Board were informed of the rejection; it was the consensus of the Recursion Board to not submit a revised acquisition proposal immediately.
On January 11, 2023, during a conversation regarding the biotechnology industry generally between Dr. Hopkins and representatives of Allen & Company at an industry conference, Dr. Hopkins indicated that, although he believed Recursion’s November 2022 Proposal undervalued Exscientia, Exscientia remained open to further discussions regarding a potential transaction with Recursion. The representatives of Allen & Company relayed this conversation to Dr. Gibson.
Also on January 11, 2023, at the same industry conference, Dr. Gibson and Dr. Hopkins met and discussed the possibility of resuming discussions regarding a potential transaction.
On January 24, 2023, the Recursion Board met, with members of Recursion management and representatives of Wilson Sonsini in attendance. The Recursion Board discussed expansion opportunities through potential acquisitions and other strategic transactions, including with Exscientia. The Recursion Board approved continuing discussions with Exscientia. The Recursion Board also determined to establish a committee of the Recursion Board (the “Recursion Strategic Transactions Committee”) composed of R. Martin Chavez, then-chair of the Recursion Board, and Robert Hershberg, to oversee Recursion’s exploration of potential strategic transactions and, as appropriate, make recommendations to the Recursion Board with respect thereto. The Recursion Strategic Transactions Committee was not established specifically to oversee Recursion’s exploration of a transaction with Exscientia. Mr. Chavez subsequently left the Recursion Board in June 2024. The Recursion Board also met in executive session (without Dr. Gibson or other members of Recursion management in attendance) to discuss these matters.
On January 30, 2023, Recursion management provided the Recursion Strategic Transactions Committee with management’s views on a potential transaction with Exscientia, together with a preliminary update from Allen & Company on the relative trading metrics of Recursion Shares and Exscientia ADSs and certain implied financial metrics based on illustrative pro forma ownership levels. The Recursion Strategic Transactions Committee thereafter approved the submission of a proposal to acquire Exscientia in an all-stock transaction in which Exscientia’s shareholders would own up to 38% of the pro forma common shares of the combined company following the transaction, and to propose that Dr. Hopkins and another member of the Exscientia Board would join the Recursion Board.
Later on January 30, 2023, consistent with the Recursion Strategic Transactions Committee’s authorization, Recursion delivered to Exscientia a revised non-binding proposal to acquire all of Exscientia’s outstanding shares in exchange for Recursion Class A Common Stock in an all-stock transaction in which Exscientia’s shareholders would own 37% of the pro forma total common shares outstanding of the combined company following the transaction (the “January 2023 Proposal”); the January 2023 Proposal implied a fixed exchange ratio of 0.8882 Recursion Shares for each Exscientia Share, calculated based on publicly available information regarding trading prices and the number of fully diluted Exscientia Shares and Recursion Shares outstanding as of the January 2023 Proposal. As part of the January 2023 proposal, Recursion proposed that Dr. Hopkins and another member of the Exscientia Board to be mutually agreed upon join the Recursion Board, with Dr. Hopkins joining as vice chair.
Over the following weeks, as agreed with the Exscientia Board, Dr. Hopkins and the other members of Exscientia management considered the January 2023 Proposal and discussed it with Exscientia’s financial advisors at that time. After consideration, Exscientia’s management concluded that the proposed combination would not significantly accelerate Exscientia’s growth or create a strategic advantage for Exscientia relative to the continued execution of its standalone plan. In addition, they believed that the January 2023 Proposal did not reflect the relative value of Exscientia and Recursion or the recent stabilization of the trading price of Exscientia ADSs. Exscientia management conveyed these views to the Exscientia Board, and the Exscientia Board agreed that the January 2023 Proposal was not sufficiently attractive to be pursued at that time and that Dr. Hopkins should communicate that to Recursion.
On February 15, 2023, as directed by the Exscientia Board, Dr. Hopkins informed Dr. Gibson that the Exscientia Board had decided not to pursue a transaction with Recursion on the terms set forth in the January 2023 Proposal. The members of the Recursion Strategic Transactions Committee were informed of Exscientia’s response; it was the consensus of the Recursion Strategic Transactions Committee not to submit a revised proposal at that time.
Throughout the remainder of 2023 and the beginning of 2024, Recursion explored and pursued other strategic opportunities, including capital raising transactions, strategic partnerships and other acquisitions.
On February 13, 2024, as previously disclosed, Exscientia announced that (1) the Exscientia Board had decided to terminate the employment of Dr. Hopkins as chief executive officer and principal executive officer and to remove him from the Exscientia Board; (2) the then-current chairman of the Exscientia Board had resigned from the Exscientia Board; (3) David Hallett, Exscientia’s chief scientific officer, would be appointed Exscientia’s interim chief executive officer and interim principal executive officer and would join the Exscientia Board as an executive member; and (4) Elizabeth Crain, a non-executive member of the Exscientia Board, had been appointed as chair of the Exscientia Board on an interim basis.
During the first half of 2024, the Exscientia Board regularly assessed Exscientia’s performance and prospects in the context of its business activities and external developments in the biotechnology industry. As part of this ongoing assessment, the Exscientia Board considered strategic alternatives that would potentially be available to it, including potential partnerships and financings. In addition, Exscientia decided to implement certain efficiency measures, including a 20% – 25% reduction in headcount, designed to streamline its operations and extend its cash runway well into 2027.
In May 2024, after receiving Recursion management’s perspectives on industry trends and growth opportunities for Recursion, the Recursion Board authorized Recursion management to pursue potential strategic acquisitions more aggressively and engage with various parties, including Exscientia, regarding a potential strategic transaction.
On May 28, 2024, Michael Secora, Recursion’s chief financial officer, called Ben Taylor, Exscientia’s chief financial officer and an executive member of the Exscientia Board, to informally explore the possibility of restarting discussions regarding a potential combination of Recursion and Exscientia and the strategic rationale for a transaction; the specific terms of a potential transaction were not discussed. Mr. Taylor indicated that he would brief the Exscientia Board on the conversation and that Exscientia would follow up with Recursion if the Exscientia Board expressed interest in restarting discussions with Recursion.
On May 29, 2024, the Exscientia Board met with members of Exscientia management to discuss Mr. Taylor’s conversation with Mr. Secora and the possibility of restarting discussions with Recursion regarding a potential combination. The Exscientia Board agreed to authorize restarting preliminary discussions with Recursion, and directed Robert Ghenchev, a non-executive member of the Exscientia Board, who was acquainted with Dr. Gibson through industry contacts, to contact Dr. Gibson to that effect.
On May 31, 2024, Mr. Ghenchev called Dr. Gibson to inform him that the Exscientia Board was willing to again explore a potential combination of Recursion and Exscientia. During the call, Dr. Gibson similarly expressed interest in restarting discussions regarding a potential combination; the specific terms of a potential transaction were not discussed. Mr. Ghenchev stated that he would brief the Exscientia Board on the conversation and revert to Dr. Gibson with any potential next steps. Mr. Ghenchev then informed the Exscientia Board of his conversation with Dr. Gibson.
Following these discussions, representatives of Exscientia reached out to representatives of Centerview Partners LLC (“Centerview”) as a potential financial advisor in the event discussions regarding a transaction with Recursion were to proceed, and to Allen Overy Shearman Sterling LLP (“A&O Shearman”), which previously had provided legal advice to Exscientia unrelated to a potential transaction with Recursion, to inform them of the preliminary discussions between Dr. Gibson and Mr. Ghenchev. Exscientia subsequently engaged Centerview as its financial advisor and A&O Shearman as its outside legal counsel to advise Exscientia on a potential transaction with Recursion.
On June 3, 2024, the Exscientia Board met with members of Exscientia management to discuss Mr. Ghenchev’s conversation with Mr. Gibson, and potential next steps, including the formal retention of financial and legal advisors. Following discussions, the Exscientia Board confirmed its interest in reopening discussions with Recursion regarding a potential transaction. The Exscientia Board authorized Mr. Ghenchev to inform Dr. Gibson of that decision.
Later on June 3, 2024, as directed by the Exscientia Board, Mr. Ghenchev informed Dr. Gibson that the Exscientia Board was open to re-engaging in discussions with Recursion regarding a potential transaction. Dr. Gibson and Mr. Ghenchev discussed scheduling meetings between Recursion management and Exscientia management to discuss Recursion’s and Exscientia’s respective businesses in furtherance of a potential transaction. Dr. Gibson updated the Recursion Board, and Mr. Ghenchev updated the Exscientia Board, on these conversations.
Over the subsequent weeks, (1) members of Recursion management and Exscientia management met periodically to discuss Recursion’s and Exscientia’s respective businesses, including their respective operations and cash runway, drug-discovery platforms, drug candidate pipelines and related strategic partnerships, as well as the complementary nature of their respective businesses and the strategic rationale of a potential transaction, including as described below, and (2) representatives of Recursion’s and Exscientia’s respective financial advisors held multiple conversations regarding timing and process matters, including the status of the parties’ due diligence, in furtherance of a potential transaction.
On June 10, 2024, Dr. Secora and Dr. Dean Li, a member of the Recursion Board, met with Mr. Taylor during an industry conference to discuss Recursion’s and Exscientia’s respective businesses and the potential benefits of a potential combination of Recursion and Exscientia; the specific terms of a potential transaction were not discussed.
On June 13, 2024, Dr. Gibson and other members of Recursion management met with Dr. Hallett and Mr. Taylor to discuss Recursion’s and Exscientia’s respective businesses and identify further areas for due diligence by the parties.
On June 19, 2024, Dr. Crain and Dr. Hallett visited Recursion’s headquarters in Salt Lake City, Utah to meet with Dr. Gibson and other members of Recursion management. Members of the Exscientia Board joined virtually for a portion of the visit. The participants discussed Recursion’s and Exscientia’s respective businesses and the potential benefits of a combination of Recursion and Exscientia. Although the specific terms of a transaction were not discussed at this meeting, Dr. Gibson indicated that he believed the financial terms of a proposal by Recursion to combine with Exscientia would not include paying a premium for Exscientia’s cash on hand.
On June 22, 2024, the Recursion Board met, with members of Recursion management and representatives of Wilson Sonsini in attendance. The members of Recursion management provided the Recursion Board with an update on the discussions with Exscientia and related due diligence conducted by the parties to date. The Recursion Board discussed a potential transaction with Exscientia and approved continuing discussions with Exscientia in furtherance of a potential transaction.
On June 27, 2024, Exscientia and Recursion entered into an updated mutual confidentiality agreement to facilitate continued discussions, which contained customary mutual “standstill” provisions but did not restrict either party from making confidential proposals that would otherwise be restricted by the standstill provisions to the board of directors of the other party.
On July 1, 2024, during a call between representatives of Centerview and representatives of Allen & Company to discuss the overall transaction process and status of due diligence, the representatives of Allen & Company indicated, in accordance with Recursion’s directives, that Recursion was considering submitting a proposal to Exscientia after the due diligence meetings scheduled for the following week.
On July 4, 2024, Dr. Gibson met with Dr. Hallett and Mr. Taylor at Exscientia’s offices in Oxford, England to visit Exscientia’s headquarters. During the meeting, Dr. Gibson informed Dr. Hallett and Mr. Taylor that Recursion was considering submitting a proposal to combine with Exscientia, and reiterated his belief that the financial terms of a proposal by Recursion would not include paying a premium for Exscientia’s cash on hand.
In July 2024, representatives of each of Recursion and Exscientia were granted access to virtual data rooms containing financial and operational information regarding the other party to facilitate their respective due diligence reviews. Over the subsequent weeks, and prior to signing the Transaction Agreement, members of Recursion’s management and advisors conducted operational, intellectual property, drug, clinical trial, financial, legal, employment, regulatory, and other due diligence on Exscientia, and met from time to time with Exscientia management, employees and advisors. Similarly, Exscientia management and advisors conducted their due diligence review of Recursion, examining operational, intellectual property, drug, clinical trial, financial, legal, employment, and regulatory matters, and met with Recursion’s management, employees, and advisors.
On July 16, 2024, Recursion management provided the Recursion Board with an update on Recursion’s due diligence review of Exscientia and shared Recursion management’s views on a potential transaction with Exscientia. Thereafter, the Recursion Board approved the submission of a non-binding proposal to acquire Exscientia in an all-stock transaction in which Exscientia’s shareholders would own up to 25% of the pro forma common shares of the combined company following the transaction. The Recursion Board also noted its willingness to have two members of the Exscientia Board join the Recursion Board. It was also the consensus of the Recursion Board to establish a committee of the Recursion Board to specifically oversee Recursion’s exploration of an acquisition of Exscientia.
On July 17, 2024, the Recursion Board established a committee of the Recursion Board (the “Recursion Transaction Committee”), composed of Dr. Hershberg, the current chair of the Recursion Board, and Zavain Dar, to oversee Recursion’s exploration, evaluation, consideration, review and negotiation of a potential strategic transaction involving Exscientia and, as appropriate, make recommendations to the Recursion Board with respect thereto. The Recursion Transaction Committee was formed in light of the benefits, convenience and efficiency of having a subset of directors oversee Recursion’s consideration and negotiation of a potential transaction with Exscientia in the context of (1) the potentially significant workload that could be involved with respect to these matters; and (2) the possibility that Recursion management and Recursion’s advisors would require feedback and direction on relatively short notice. The Recursion Transaction Committee was not formed to address any actual or perceived conflict of interest of any director or officer of Recursion. It was the expectation that the Recursion Board would continue to be actively involved in overseeing Recursion’s exploration, evaluation, consideration, review and negotiation of a potential transaction with Exscientia, and the Recursion Board retained the authority to approve any definitive agreements with respect to a transaction with Exscientia.

Later on July 17, 2024, consistent with the Recursion Board’s authorization, Recursion delivered to Exscientia a non-binding proposal to acquire all of Exscientia’s outstanding shares in exchange for Recursion Class A Common Stock in an all-stock transaction in which Exscientia’s shareholders would own 23.5% of the pro forma total common shares outstanding of the combined company following the transaction (the “Initial July 2024 Proposal”); the Initial July 2024 Proposal implied a fixed exchange ratio of 0.6616 Recursion Shares for each Exscientia Share, calculated based on trading prices and publicly available information regarding the number of fully diluted Exscientia Shares and Recursion Shares outstanding as of the Initial July 2024 Proposal. As part of the Initial July 2024 Proposal, Recursion noted its expectation that Exscientia’s equity awards would be converted into corresponding Recursion equity awards based on the implied value of the consideration in the transaction, with existing vesting schedules and other applicable terms remaining in place.
Still later on July 17, 2024, the Exscientia Board met with members of Exscientia management and representatives of Centerview and A&O Shearman. During the meeting, the Exscientia Board reviewed the Initial July 2024 Proposal. Representatives of A&O Shearman provided an overview of the Exscientia Board’s fiduciary duties under English law in considering the proposal, and representatives of Centerview presented certain publicly available market data regarding Exscientia and Recursion. Following discussion, the Exscientia Board determined that the Initial July 2024 Proposal did not adequately reflect Exscientia’s value. The Exscientia Board also noted that the proposal did not specifically provide for any members of the Exscientia Board to join the Recursion Board, which was important to the Exscientia Board as it believed that continuing participation by Exscientia directors on the board of the combined company would help promote integration and support the successful operation of the combined company following the Transaction. The Exscientia Board directed the representatives of Centerview to convey its response to representatives of Allen & Company.
On July 18, 2024, as directed by the Exscientia Board, representatives of Centerview informed representatives of Allen & Company that the Exscientia Board believed that the Initial July 2024 Proposal undervalued Exscientia and that, unlike Recursion’s previous proposals, the Initial July 2024 Proposal did not provide for any Exscientia Board members to become directors of the combined company. In response, the representatives of Allen & Company requested a written counterproposal from Exscientia that could be provided to the Recursion Board for further discussion. Later that day, in response to Centerview’s discussion with Allen & Company, Dr. Gibson confirmed to Ms. Crain that, as part of the Initial July 2024 Proposal, Recursion would be pleased to have two mutually agreed-upon members of the Exscientia Board join the Recursion Board upon the completion of a transaction.
On July 19, 2024, the Exscientia Board met with members of Exscientia management and representatives of Centerview and A&O Shearman. While the Exscientia Board acknowledged Dr. Gibson’s confirmation that two mutually agreed-upon members of the Exscientia Board would join the Recursion Board upon the completion of a transaction, the Exscientia Board continued to believe that the Initial July 2024 Proposal undervalued Exscientia. Representatives of Centerview also reviewed certain publicly available market data regarding Exscientia and Recursion and presented a preliminary financial analysis of the Initial July 2024 Proposal, which analysis was based on non-public, unaudited financial projections for Exscientia on a standalone basis for fiscal years ending December 31, 2024, through December 31, 2049, prepared by Exscientia management (the “Exscientia-Prepared Risk Adjusted Forecasts for Exscientia”). For more information regarding the Exscientia-Prepared Risk Adjusted Forecasts for Exscientia, see the section entitled “The Transaction — Certain Unaudited Financial Forecasts — The Exscientia-Prepared Forecasts” of this joint proxy statement. The Exscientia Board and members of Exscientia management discussed the Exscientia-Prepared Risk Adjusted Forecasts for Exscientia and the assumptions on which they were based, as well as potential strategic opportunities and risks faced by Exscientia as an independent company. In addition, the Exscientia Board and the representatives of Centerview discussed whether any other parties might have strategic interest in an all-stock combination or an all-cash acquisition of Exscientia. The Exscientia Board considered the likelihood of any such parties making a proposal, as well as the risk of a leak that potentially could result from initiating outreach. After deliberation, the Exscientia Board concluded that no other potential partner offered comparable benefits to Exscientia and its shareholders to those offered by the proposed combination with Recursion. The Exscientia Board also determined that a sale of Exscientia for cash, even if feasible, was not attractive as it would deprive Exscientia shareholders of the benefits of Exscientia’s strong pipeline and prospects. Accordingly, the Exscientia Board agreed that Exscientia should conduct further due diligence on Recursion and the benefits to Exscientia and its shareholders of a potential transaction with Recursion before formally responding to the Initial July 2024 Proposal.
On July 20, 2024, Ms. Crain contacted Dr. Gibson to inform him that Exscientia required additional information regarding Recursion and the transaction before formally responding to the Initial July 2024 Proposal, and invited Dr. Gibson to attend a meeting of the Exscientia Board to share his perspectives on the potential combination of Recursion and Exscientia and his vision for the combined company.
On July 23, 2024, Dr. Gibson attended a virtual meeting of the Exscientia Board to share his views on the benefits of a potential combination of Recursion and Exscientia. Dr. Gibson did not discuss the specific terms of a potential transaction at this meeting.
On July 24, 2024, the Exscientia Board met with members of Exscientia management and representatives of Centerview and A&O Shearman to discuss the specifics of a counterproposal. During the meeting, the representatives of Centerview reviewed certain publicly available market data regarding Exscientia and Recursion and presented the Exscientia-Prepared Risk Adjusted Forecasts for Exscientia and preliminary financial projections for Recursion on a standalone basis for fiscal years ending December 31, 2024 through December 31, 2049, prepared by Exscientia management (the “Exscientia-Prepared Forecasts for Recursion”), as well as certain pro forma analyses. Recursion did not receive, review or provide input specifically for the preparation of the Exscientia-Prepared Forecasts for Recursion. For more information regarding the Exscientia-Prepared Forecasts for Recursion, see the section entitled “The Transaction — Certain Unaudited Financial Forecasts — The Exscientia-Prepared Forecasts” of this joint proxy statement. Following discussion, the Exscientia Board approved the submission of a counterproposal for Recursion to acquire all of Exscientia’s outstanding shares in an all-stock transaction in which Exscientia’s shareholders would own 27.5% of the pro forma total common shares outstanding of the combined company, and directed Ms. Crain to convey that counterproposal to Dr. Gibson.
Later on July 24, 2024, as directed by the Exscientia Board, Ms. Crain called Dr. Gibson and submitted to him Exscientia’s non-binding counterproposal for Recursion to acquire all of Exscientia’s outstanding shares in an all-stock transaction, which contemplated that Exscientia’s shareholders would own 27.5% of the pro forma total common shares outstanding of the combined company at an exchange ratio of 0.8200 to be fixed at signing of a definitive agreement (the “July 2024 Counterproposal”). As part of the July 2024 Counterproposal, Exscientia also proposed that (1) two members of the Exscientia Board would join the Recursion Board with terms expiring in 2026 and 2027; (2) Exscientia’s equity awards would roll over in the transaction into equivalent Recursion equity awards in amounts that reflected the Exchange Ratio; and (3) the transaction would include commitments regarding Exscientia employee arrangements, including base salary and severance and benefits entitlements, no less favorable than existing arrangements for at least 12 months after the closing of a transaction. The July 2024 Counterproposal also proposed that the Transaction Agreement would contain substantially mirror representations, warranties and covenants for both companies.
Also on July 25, 2024, the Recursion Board met, with members of Recursion management and representatives of Wilson Sonsini and Allen & Company in attendance. Recursion management provided the Recursion Board with an update on the status of Recursion’s due diligence review of Exscientia and on discussions with Exscientia, and the Recursion Board reviewed and discussed the terms of the July 2024 Counterproposal. The representatives of Wilson Sonsini reviewed with the directors their fiduciary duties under Delaware law. The Recursion Board also discussed with the representatives of Wilson Sonsini the terms of the Transaction Agreement to be negotiated with Exscientia. Allen & Company provided the Recursion Board with a preliminary update, based on publicly available information and other information provided by Recursion management, regarding certain business information on Exscientia, the potential combination of Recursion and Exscientia, and certain historical trading and public market perspectives on Exscientia and Recursion, including implied financial metrics based on illustrative pro forma ownership levels. The Recursion Board also discussed the leadership of the combined company, including the senior executives of Exscientia who could potentially join the management of the combined company; it was the consensus of the Recursion Board that Dr. Gibson would continue to serve as chief executive officer of the combined company. Following discussion, the Recursion Board approved the submission of a proposal to acquire Exscientia in an all-stock transaction in which Exscientia’s shareholders would own up to 26% of the pro forma common shares of the combined company following the transaction, and other terms consistent with the discussion at the meeting. The Recursion Board also met in executive session (without Dr. Gibson, other members of Recursion management or representatives of Allen & Company in attendance) to discuss these matters.
Later on July 25, 2024, consistent with the Recursion Board’s authorization, Recursion delivered to Exscientia a non-binding revised proposal to acquire all of Exscientia’s outstanding shares in exchange for Recursion Class A Common Stock in an all-stock transaction in which Exscientia’s shareholders would own 25.5% of the pro forma total common shares outstanding of the combined company following the transaction (the “Revised July 2024 Proposal”); the Revised July 2024 Proposal implied a fixed exchange ratio of 0.7348 Recursion Shares for each Exscientia Share, calculated based on publicly available information regarding the trading prices and number of fully diluted Exscientia Shares and Recursion Shares outstanding as of the Revised July 2024 Proposal. As part of the Revised July 2024 Proposal, Recursion (1) proposed that two mutually agreed members of the Exscientia Board join the Recursion Board with terms expiring in 2026 and 2027; (2) proposed that the transaction would include customary commitments by Recursion to maintain employee compensation and benefits for Exscientia employees at specified levels to be agreed for 12 months following the completion of the transaction, including that employees whose service was terminated in connection with the transaction would be entitled to severance benefits; and (3) noted its expectation that Exscientia’s equity awards would be converted into corresponding Recursion equity awards based on the implied value of the shareholder consideration in the transaction, with existing vesting schedules and other applicable terms remaining in place.
On July 26, 2026, the Exscientia Board met with members of Exscientia management and representatives of Centerview and A&O Shearman to discuss the Revised July 2024 Proposal. Representatives of Centerview reviewed certain publicly available market data regarding Exscientia and Recursion. Following discussion, the Exscientia Board determined that, while many aspects of the Revised July 2024 Proposal were acceptable, the exchange ratio in the Revised July 2024 Proposal was still too low, and authorized Ms. Crain to negotiate the financial terms of the Revised July 2024 Proposal with Dr. Gibson, specifically seeking to increase Exscientia shareholders’ post-combination ownership of the combined company to approximately 27%.
Later on July 26, 2024, Ms. Crain contacted Dr. Gibson to negotiate the financial terms of the Revised July 2024 Proposal.
Still later on July 26, 2024, following negotiations between Ms. Crain and Dr. Gibson and consistent with the Recursion Board’s prior authorization, Recursion delivered to Exscientia a non-binding revised proposal to acquire all of Exscientia’s outstanding shares in exchange for Recursion Class A Common Stock in an all-stock transaction in which Exscientia’s shareholders would own 26% of the pro forma total common shares outstanding of the combined company following the transaction, and other terms consistent with the Revised July 2024 Proposal (the “Final Proposal”); the Final Proposal, which Recursion indicated was its best and final proposal, implied a fixed exchange ratio of 0.7543 Recursion Shares for each Exscientia Share, calculated based on publicly available information regarding the trading prices and number of fully diluted Exscientia Shares and Recursion Shares outstanding as of the Revised July 2024 Proposal.
Still later on July 26, 2024, after receiving direction from the Exscientia Board, Ms. Crain contacted Dr. Gibson to inform him that, based on the Final Proposal, Exscientia was prepared to proceed to the next stages of the potential transaction, including negotiation of a definitive transaction agreement and completion of additional confirmatory due diligence.
On July 27, 2024, representatives of Wilson Sonsini delivered to A&O Shearman an initial draft of the Transaction Agreement. Over the subsequent two weeks prior to signing the Transaction Agreement, representatives of each of Recursion and Exscientia, together with their respective legal counsel, exchanged drafts and negotiated the terms of the Transaction Agreement. Key terms negotiated included: (1) the conditions to each party’s obligations to complete the Transaction; (2) the provisions governing the parties’ obligations to obtain the required regulatory clearances and approvals from Recursion stockholders, Exscientia shareholders and the Court, and the remedies available to the parties if these were not obtained; (3) the terms of the “no-shop” restrictions applicable to the parties, including the terms pursuant to which either party would be able to negotiate and accept an alternative transaction between signing and completion of the Transaction; (4) the circumstances in which the parties could terminate the Transaction Agreement, and the amount of the termination fees and other payments by each party and the circumstances in which they would be payable; (5) the restrictions on the operation of each party’s business between signing and completion of the Transaction, and related exceptions for matters, such as employee retention and compensation with respect to Exscientia and capital raises and strategic transactions with respect to Recursion; (6) the representations and warranties made by each of the parties; (7) Recursion’s commitments to maintain compensation and benefits for Exscientia employees at specified levels following the completion of the Transaction; and (8) the treatment of the consideration to be received by Exscientia shareholders for U.S. federal income tax purposes. As part of these negotiations, Dr. Gibson, Dr. Hallett, other members of Recursion and Exscientia management and representatives of their respective advisors met in New York City, New York, between July 30, 2024, and August 1, 2024, to negotiate the terms of the Transaction in person.
On July 30, 2024, representatives of Clifford Chance LLP, Recursion’s outside U.K. legal counsel (“Clifford Chance”), delivered to A&O Shearman initial drafts of irrevocable undertakings for Exscientia shareholders. Subsequently, prior to signing the Transaction Agreement, representatives of each of Recursion, Exscientia and the Exscientia shareholders party to irrevocable undertakings, together with their respective legal counsel, exchanged drafts and negotiated the terms of the irrevocable undertakings. Key terms negotiated included: (1) the shareholders of Exscientia to be party to the irrevocable undertakings; (2) the provisions governing the shareholders’ obligations to support the combination of Exscientia and Recursion; (3) the circumstances in which the irrevocable undertakings would terminate, including in connection with a termination of the Transaction Agreement; and (4) restrictions on the ability of the shareholders to transfer Exscientia Ordinary Shares and Exscientia ADSs during the term of these agreements. Drafts of the irrevocable undertakings were shared with the shareholders of Exscientia requested to be party to the irrevocable undertakings following receipt of commitments from these parties to maintain the confidentiality of discussions regarding the Transaction.
Also on July 30, 2024, representatives of A&O Shearman delivered to Wilson Sonsini initial drafts of voting agreements for Recursion stockholders. Subsequently, prior to signing the Transaction Agreement, representatives of each of Recursion, Exscientia and the Recursion stockholders party to the voting agreements, together with their respective legal counsel, exchanged drafts and negotiated the terms of the voting agreements. Key terms negotiated included: (1) the stockholders of Recursion to be party to the voting agreements; and (2) the provisions governing the stockholders’ obligations to support the Transaction.
On July 31, 2024, members of Recursion and Exscientia management, together with representatives of Allen & Company and Centerview, met to discuss certain non-risk adjusted revenue and cost projections for Exscientia, assuming that all of Exscientia’s existing drug product candidates and future pipeline programs were successfully developed and commercialized, which Exscientia indicated had been used by Exscientia management to prepare the Exscientia-Prepared Risk Adjusted Forecasts for Exscientia (such non-risk adjusted forecasts, the “Exscientia-Prepared Non-Risk Adjusted Forecasts for Exscientia”). For more information regarding the Exscientia-Prepared Non-Risk Adjusted Forecasts for Exscientia, see the section entitled “The Transaction — Certain Unaudited Financial Forecasts — The Exscientia-Prepared Forecasts” of this joint proxy statement.
Also on July 31, 2024, the Recursion Transaction Committee met, with members of Recursion management and representatives of Wilson Sonsini and Allen & Company in attendance. The members of Recursion management provided an update on discussions with Exscientia. The representatives of Wilson Sonsini reviewed key terms of the Transaction Agreement and related transaction documents under negotiation with Exscientia. Following discussion, the Recursion Transaction Committee directed Recursion management and Recursion’s advisors to continue negotiating the terms of the Transaction Agreement and related transaction documents consistent with the Recursion Transaction Committee’s discussion at the meeting. From time to time over the subsequent week prior to the execution of the Transaction Agreement, Recursion management updated, and received input from, the Recursion Transaction Committee with respect to the negotiation of the Transaction Agreement and related transactions documents.
On August 5, 2024, the Exscientia Board met with members of Exscientia management and representatives of Centerview and A&O Shearman. Representatives of A&O Shearman reviewed with members of the Exscientia Board their fiduciary duties under English law in respect of the Transaction. Representatives of Centerview reviewed Centerview’s preliminary financial analyses of Exscientia, Recursion, and certain financial terms of the Transaction Agreement. Exscientia management and representatives of

A&O Shearman provided an update on the negotiation of key terms of the Transaction Agreement. The Exscientia Board provided feedback and direction to Exscientia management and Exscientia’s advisors on these matters. In advance of this meeting, Centerview had provided the Exscientia Board with certain information relating to its material investment banking relationships with certain of Exscientia’s significant shareholders and certain of its affiliates during the prior two-year period; the Exscientia Board did not identify any concerns with these disclosures.
On August 6, 2024, the Recursion Board met, with members of Recursion management and representatives of Wilson Sonsini and Allen & Company in attendance. In advance of this meeting, Allen & Company provided the Recursion Board with certain information relating to Allen & Company’s material investment banking relationships with Recursion and Exscientia during the prior two-year period; the Recursion Board did not identify any concerns with these disclosures. The representatives of Wilson Sonsini reviewed the key terms of the Transaction Agreement and related transaction documents, including key terms still under negotiation with Exscientia. The representatives of Wilson Sonsini also reviewed with the directors their fiduciary duties under Delaware law. Financial projections for Exscientia on a standalone basis for fiscal years December 31, 2024 through December 31, 2049, prepared by Recursion management (the “Recursion-Prepared Risk Adjusted Forecasts for Exscientia”) were presented, which were prepared based on (1)  the Exscientia-Prepared Non-Risk Adjusted Forecasts for Exscientia; and (2) adjustments to those forecasts by Recursion management to reflect the results of Recursion’s financial due diligence of Exscientia and Recursion management’s best estimates as to Exscientia’s future financial performance on a standalone basis, including risk weightings to account for the estimated likelihood of successfully developing and commercializing Exscientia’s drug product candidates. Also presented were estimates of annual run-rate cost savings for Recursion following the completion of the Transaction (the “Cost Synergies”). For more information regarding the Recursion-Prepared Forecasts for Exscientia and the Cost Synergies, see the section entitled “The Transaction — Certain Unaudited Financial Forecasts — The Recursion-Prepared Forecasts” of this joint proxy statement. Allen & Company then reviewed with the Recursion Board a preliminary financial analysis of Exscientia. Following discussion, the Recursion Board directed Recursion management and Recursion’s advisors to finalize the Transaction Agreement and related transaction documents consistent with the Recursion Board’s discussion at the meeting. The Recursion Board also met in executive session (without Dr. Gibson, other members of Recursion management or representatives of Allen & Company in attendance) to discuss these matters.
On August 7, 2024, following discussions among Recursion, Exscientia and their respective financial advisors, the Exchange Ratio of 0.7729 shares of Recursion Class A Common Stock per Exscientia Ordinary Share was calculated based on (1) the agreement in the Final Proposal that Exscientia’s shareholders would own 26% of the pro forma total common shares outstanding of the combined company following the transaction; (2) the number of shares of Recursion Class A Common Stock and Recursion Class B common stock outstanding, and (3) the number of Exscientia Ordinary Shares outstanding, in each case on a fully diluted basis (including shares underlying equity awards) using the treasury stock method as of the close of business on August 7, 2024.
Later on August 7, 2024, after the close of market in the U.S., the Exscientia Board met with members of Exscientia management and representatives of Centerview and A&O Shearman to consider the proposed transaction with Recursion. Exscientia management reported on its due diligence review of Recursion. Representatives of A&O Shearman reviewed the fiduciary duties of the Exscientia Board under English law in respect of the Transaction and the material terms of the final proposed transaction documentation, including the Transaction Agreement, the Irrevocable Undertakings and the Voting Agreements. Representatives of Centerview reviewed with the Exscientia Board its material financial analysis of the Exchange Ratio and rendered to the Exscientia Board its oral opinion, which was subsequently confirmed by delivery of a written opinion dated August 8, 2024, that, as of such date and based upon and subject to the various assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken by Centerview in preparing its opinion, the Exchange Ratio was fair, from a financial point of view, to holders of the Exscientia Shares other than Excluded Shares (as defined in the section entitled “The Transaction — Opinion of Exscientia’s Financial Advisor” of this joint proxy statement). After discussion, the Exscientia Board unanimously resolved that the entry by Exscientia into the Transaction Agreement, and the implementation of the of the Transaction and the Scheme of Arrangement, is fair to and in the best interests of Exscientia and would promote the success of Exscientia for the benefit of the Exscientia shareholders as a whole, approved the execution, delivery and performance by Exscientia of the Transaction Agreement and the consummation by Exscientia of the transactions contemplated hereby to be consummated by it, including the Transaction and the Scheme of Arrangement, and unanimously resolved to recommend that the Exscientia shareholders approve the Exscientia Proposals.
Also on August 7, 2024, after the close of market in the U.S., the Recursion Board met, with members of Recursion management and representatives of Wilson Sonsini and Allen & Company in attendance. The representatives of Wilson Sonsini provided an update on the key terms of the final form of the Transaction Agreement, the Irrevocable Undertakings and the Voting Agreements, including the amount of the Exchange Ratio. Allen & Company provided the Recursion Board with an updated preliminary financial analysis of Exscientia as of the close of market on that date and informed the Recursion Board that, assuming no material changes in the information considered, Allen & Company was in a position to render an opinion to the Recursion Board as to the fairness, from a financial point of view, to Recursion of the share consideration (meaning, for this purpose, $4.92 per Exscientia Ordinary Share based on the Exchange Ratio and the closing price of Recursion Class A Common Stock of $6.37 per share on August 7, 2024) provided for pursuant to the Transaction Agreement concurrently with the Recursion Board’s approval of the Transaction Agreement and the Transaction. It was the consensus of the Recursion Board to approve the final forms of the Transaction Agreement and related transaction documents unanimously by written consent. The Recursion Board also met in executive session (without Dr. Gibson, other members of Recursion management or representatives of Allen & Company in attendance) to discuss these matters.
On August 8, 2024, the Recursion Board, by unanimous written consent: (1) resolved that the entry by Recursion into the Transaction Agreement and the implementation of the Transaction, including, subject to obtaining the approval of the Recursion Share Issuance, the delivery to the Scheme Shareholders of the Share Deliverables in connection therewith, is in the best interests of Recursion and the Recursion stockholders, and declared it advisable to enter into the Transaction Agreement and to consummate the transactions contemplated thereby, including the Transaction; (2) approved the execution, delivery and performance of the Transaction Agreement and the consummation of the transactions contemplated thereby, including the Transaction; and (3) resolved to recommend that Recursion’s stockholders approve the Recursion Share Issuance, as contemplated by the Transaction Agreement for purposes of applicable rules and regulations of Nasdaq. In connection with the Recursion Board’s approval of the Transaction Agreement and the Transaction by written consent, Allen & Company delivered its financial analysis of the share consideration (meaning, for this purpose, $4.92 per Exscientia Ordinary Share based on the Exchange Ratio and the closing price of Recursion Class A Common Stock of $6.37 per share on August 7, 2024) and written opinion, dated August 8, 2024, to the Recursion Board to the effect that, as of such date and based on and subject to the various assumptions made, procedures followed, matters considered and qualifications and limitations on the review undertaken as set forth in such opinion, the share consideration provided for pursuant to the Transaction Agreement was fair, from a financial point of view, to Recursion.
Later on August 8, 2024, the Transaction Agreement and the related transaction documents, including the Irrevocable Undertakings and the Voting Agreements, were executed by the applicable parties.
Thereafter, before the market open in the U.S. on August 8, 2024, Recursion and Exscientia jointly publicly announced the Transaction. As part of the announcement, Dr. Gibson traveled to Exscientia’s headquarters in Oxford, England, to join Exscientia management in presenting the Transaction to Exscientia’s employees.
Recommendation of the Recursion Board and Reasons for the Transaction
On August 8, 2024, the Recursion Board unanimously (i) resolved that the entry by Recursion into the Transaction Agreement and the implementation of the Transaction, including, subject to obtaining approval of the Recursion Share Issuance, the delivery to the Scheme Shareholders of the Share Deliverables in connection therewith, is in the best interests of Recursion and the Recursion stockholders, and declared it advisable to enter into the Transaction Agreement and to consummate the transactions contemplated thereby, including the Transaction; (ii) approved the execution, delivery and performance of the Transaction Agreement and the consummation of the transactions contemplated thereby, including the Transaction and (iii) resolved to recommend that the Recursion stockholders approve the Recursion Share Issuance Proposal for purposes of applicable rules and regulations of Nasdaq.

The Recursion Board unanimously recommends that the Recursion stockholders vote “FOR” the Recursion Share Issuance Proposal and “FOR” the Recursion Adjournment Proposal at the Recursion Special Meeting.
As described in the section entitled “— Background of the Transaction,” in its evaluation of the Transaction Agreement and the transactions contemplated thereby, including the issuance of Recursion Class A Common Stock in connection with the Transaction, the Recursion Board held a number of meetings and consulted with Recursion’s executive management and Recursion’s outside legal and financial advisors. In reaching its decision to approve the Transaction Agreement and to recommend that Recursion stockholders vote in favor of the Recursion Share Issuance Proposal, the Recursion Board considered a number of factors, including, but not limited to the following (which are not necessarily presented in order of their relative importance to the Recursion Board), and concluded that entry by Recursion into the Transaction Agreement and the implementation of the Transaction was in the best interests of Recursion and the Recursion stockholders:
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Expectations, based on information received from, and discussions with, members of Recursion management, regarding the positioning and prospects of Recursion following the combination with Exscientia, including the expectation that the combined company would, on a pro forma basis:

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create a leading, technology-first, end-to-end drug discovery platform that would enable the discovery and translation of higher quality medicines more efficiently and at a higher scale as a result of the combination of Recursion’s scaled biology exploration and translational capabilities with Exscientia’s complementary precision chemistry design and small molecule automated synthesis capabilities;

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benefit from a diverse portfolio of clinical and near-clinical programs (with approximately 10  clinical readouts expected in the next 18 months), with no competitive overlap across the combined pipeline;

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generate approximately $200 million in milestone payments over the next two years and over $20 billion overall before potential royalties over the course of the partnerships, in the aggregate as a result of bringing together each company’s partnerships with leading large pharma companies with a total of 10 programs already optioned across oncology and immunology;

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generate annual run-rate cost synergies of approximately $100 million; and

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have a well-capitalized balance sheet, with approximately $850 million in cash and cash equivalents between the two companies as of the end of Q2 2024, extending the combined company’s cash runway into 2027 and providing greater financial flexibility and opportunity to continue to invest in innovation and drug development than Recursion would have on a standalone basis;

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The complementary nature of Recursion’s and Exscientia’s respective drug candidate pipelines, technology, culture and technical expertise, which the Recursion Board believed would diversify and enhance Recursion’s drug-discovery risk profile and improve Recursion’s operational capabilities and efficiencies, offering the opportunity for the combined company to deliver superior stockholder value compared to Recursion on a standalone basis or relative to other potential strategic alternatives reasonably available to Recursion;

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The fact that, based on the number of Exscientia Shares and Recursion Shares outstanding as of August 7, 2024 (the last trading day prior to the execution of the Transaction Agreement), calculated on a fully diluted basis, pre-Transaction Recursion stockholders would own approximately 74% of the Recursion Shares on a fully diluted basis immediately following the completion of the Transaction;

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The Recursion Board’s review of historical trading and public market perspectives on Exscientia and Recursion, including implied financial metrics based on illustrative pro forma ownership levels, and the Recursion Board’s belief that the Exchange Ratio and the issuance of Recursion Class A Common Stock in connection with the Transaction represented appropriate consideration for the combination with Exscientia;

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The Recursion Board’s belief that the leadership of the combined company would bring together the expertise and capabilities of both Recursion and Exscientia (specifically Dr. Gibson continuing as chief executive officer of the combined company, Dr. Hallett expectedly joining as chief scientific officer, and two current members of the Exscientia Board joining the Recursion Board) and help achieve the strategic benefits of the combination;
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The belief that Recursion management will be able to successfully integrate the two companies;

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The Recursion Board’s understanding of the AI-enabled drug discovery industry and Recursion’s standalone positioning and prospects;

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The Recursion Board’s expectation that the Transaction would further Recursion’s long-term strategic goals and opportunities;

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The opinion, dated August 8, 2024, of Allen & Company to the Recursion Board as to the fairness, from a financial point of view and as of such date, to Recursion of the share consideration (meaning, for this purpose, $4.92 per Exscientia Ordinary Share based on the Exchange Ratio and the closing price of Recursion Class A common stock of $6.37 per share on August 7, 2024, the last trading day before the delivery of the opinion) provided for pursuant to the Transaction Agreement, which opinion was based on and subject to the various assumptions made, procedures followed, matters considered and qualifications and limitations on the review undertaken as set forth in such opinion and is more fully described below in the section entitled “— Opinion of Recursion’s Financial Advisor;”

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The review by the Recursion Board with its advisors of the terms of the Transaction Agreement, including the Exchange Ratio, the parties’ representations, warranties and covenants, the obligations of the parties to complete the Transaction and the conditions thereto and the rights of the parties to terminate the Transaction Agreement, as well as the likelihood of the completion of the Transaction and the evaluation by the Recursion Board of the likely time period necessary to complete the Transaction. The Recursion Board also considered the following specific aspects of the Transaction Agreement:

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the fact that the Exchange Ratio was fixed, which enhances the certainty to Recursion stockholders as to the pro forma percentage ownership of the combined company immediately after the completion of the Transaction (as more fully described in the section entitled “The Transaction Agreement — Scheme Deliverables to Exscientia Shareholders”);

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the limited number and nature of the conditions to the obligation of Exscientia to complete the Transaction, as well as the probability that those conditions would be satisfied prior to the End Date (as more fully described in the section entitled “The Transaction Agreement — Conditions to Consummate the Transaction”);

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the representations and warranties made by Exscientia (as more fully described in the section entitled “The Transaction Agreement — Representations and Warranties”), as well as the covenants in the Transaction Agreement relating to the conduct of Exscientia’s business during the period from the date of the Transaction Agreement through the Effective Time (as more fully described in the section entitled “The Transaction Agreement — Covenants Regarding Conduct of Business Pending the Effective Time”); and

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the fact that the Transaction Agreement includes restrictions on the ability of Exscientia to solicit, initiate, participate in, knowingly facilitate, knowingly assist, or knowingly encourage the making or submission of any acquisition proposal for Exscientia (as more fully described in the section entitled “The Transaction Agreement — No Solicitation; Change in Board Recommendation”);

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The fact that certain Exscientia shareholders who together hold or control, in the aggregate, a substantial portion of the total outstanding share capital of Exscientia as of the date of the Transaction Agreement entered into agreements agreeing to vote all of the Exscientia Shares they hold in favor of the Transaction; and

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The fact that completion of the Transaction requires the approval of Recursion stockholders.

The Recursion Board also considered uncertainties and risks and other potentially negative factors related to the Transaction, including, but not limited to the following (which are not necessarily presented in order of their relative importance):
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The risk that Exscientia’s prospects and financial performance, including the results of Exscientia’s drug candidate pipeline and related strategic relationships, may not meet Recursion’s expectations;

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The risk that the anticipated strategic and other benefits to Recursion following completion of the Transaction, including the expected benefits described above, will not be realized or will take longer to realize than expected;

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The possibility that the Transaction may not be completed or that completion may be unduly delayed for reasons beyond the control of Recursion or Exscientia;

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The possible disruption to Recursion’s and Exscientia’s respective operations that may result from the Transaction, including the potential for diversion of management and employee attention from other strategic opportunities or operational matters during the period prior to completion of the Transaction, and the potential effect of the combination on Recursion’s and Exscientia’s respective businesses and relations with business partners;

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The adverse impact that business uncertainty pending completion of the Transaction could have on Recursion’s and Exscientia’s respective ability to attract, retain and motivate key personnel, and could have on Recursion’s and Exscientia’s respective relationships with existing and prospective business partners;

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The difficulties and challenges inherent in completing the Transaction and integrating the businesses, operations and workforce of Exscientia with those of Recursion, and the possibility of encountering difficulties in achieving expected cost synergies and other strategic benefits;

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The risk that required approvals from Recursion stockholders and Exscientia shareholders are not obtained;

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Certain terms and conditions of the Transaction Agreement, including:

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the restrictions on the ability of Recursion to solicit, initiate, participate in, knowingly facilitate, knowingly assist, or knowingly encourage the making or submission of any acquisition proposal for Recursion (as more fully described in the section entitled “The Transaction Agreement — No Solicitation; Change in Board Recommendation”);

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the restrictions on the right of the Recursion Board to make an adverse recommendation change, subject to certain conditions (as more fully described in the section entitled “The Transaction Agreement — No Solicitation; Change in Board Recommendation”) or the requirement that Recursion pay Exscientia a termination payment of $58,770,000 in certain related circumstances, which could have the effect of discouraging acquisition proposals for Recursion from being made or pursued; and

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the restrictions on the conduct of Recursion’s business and capital raising activities during the period from the date of the Transaction Agreement through the Effective Time, which may adversely affect Recursion’s ability to execute certain business strategies;

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The fact that Recursion’s current stockholders will have reduced ownership and voting interests after the completion of the Transaction (compared to their current ownership and voting interests in Recursion) and will exercise less influence over the Recursion Board and management and policies of Recursion (compared to their current influence over the Recursion Board and management and policies of Recursion);

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The substantial costs to be incurred in connection with the Transaction, including those incurred regardless of whether the Transaction is completed;

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That the market price of the Recursion Shares could be affected by many factors, including if the Transaction Agreement is terminated, the reason or reasons for such termination and whether such termination resulted from factors adversely affecting Recursion; and

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Various other risks associated with the combination and the business of Recursion described in the sections entitled “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statements,” respectively.

The factors set forth above are not intended to be exhaustive, but include many of the material factors considered by the Recursion Board in approving the Transaction Agreement and recommending that

Recursion stockholders vote in favor of the Recursion Share Issuance Proposal. After considering these and other factors, the Recursion Board concluded that the potential benefits of entering into the Transaction Agreement outweighed the uncertainties and risks. In light of the variety of factors considered by the Recursion Board and the complexity of these factors, the Recursion Board did not find it practicable to, and did not, quantify or otherwise assign relative weights, ranks or values to the factors that it considered in reaching its determination and recommendations. Moreover, each member of the Recursion Board applied his or her own personal business judgment to the process and may have assigned different relative weights, ranks or values to the different factors. The Recursion Board approved the Transaction Agreement and recommended that Recursion stockholders vote in favor of the Recursion Share Issuance Proposal based upon the totality of the information presented to, and considered by, the Recursion Board. The Recursion Board carefully considered all of the factors described above as a whole.
It should be noted that this explanation of the reasoning of the Recursion Board and certain information presented in this section are forward-looking in nature and should be read in light of the factors set forth in “— Cautionary Statement Regarding Forward-Looking Statements.”
Recommendation of the Exscientia Board and Reasons for the Transaction
On August 7, 2024, the Exscientia Board (i) unanimously resolved that the entry by Exscientia into the Transaction Agreement, and the implementation of the Transaction and the Scheme of Arrangement, is fair to and in the best interests of Exscientia and would promote the success of Exscientia for the benefit of the Exscientia shareholders as a whole, (ii) approved the execution, delivery and performance of the Transaction Agreement and the consummation of the transactions contemplated thereby, including the Transaction and the Scheme of Arrangement, and (iii) unanimously resolved to recommend that the Exscientia shareholders approve the Exscientia Proposals.
The Exscientia Board unanimously and unqualifiedly recommends that the Exscientia shareholders vote “FOR” the Exscientia Scheme Proposal at the Exscientia Court Meeting, “FOR” the Exscientia Scheme Implementation Proposal as a special resolution at the Exscientia General Meeting and “FOR” the other proposals at the Exscientia Shareholder Meetings.
In its evaluation of the Transaction Agreement and the transactions contemplated thereby, including the Scheme of Arrangement, the Exscientia Board consulted with Exscientia’s executive management and Exscientia’s outside legal and financial advisor and considered several potentially positive factors, including the following (not necessarily in order of relative importance):
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The fact that, based on the number of Exscientia Shares and Recursion Shares outstanding as of August 7, 2024 (the last trading day prior to the execution of the Transaction Agreement), calculated on a fully diluted basis, the fixed Exchange Ratio would result in Exscientia shareholders owning approximately 26% of the Recursion Shares on a fully diluted basis immediately following the completion of the Transaction.

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The Exchange Ratio reflected a premium of approximately 25% to the average exchange ratio of Exscientia Shares to Recursion Shares over the three month period ending August 7, 2024, of 0.6169x, and a premium of approximately 32% to the average exchange ratio of Exscientia Shares to Recursion Shares over the six month period ending August 7, 2024, of 0.5861x, which averages were calculated based on the average closing trading prices of Exscientia ADSs and Recursion Shares and the total number of Exscientia Shares and Recursion Shares outstanding over those periods.

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The fact that, in receiving the Recursion Shares in the Transaction, Exscientia shareholders will have the opportunity to participate in a combined entity that, among other things, will have a strong balance sheet and be capable of pursuing significantly larger growth opportunities, as compared to Exscientia on a standalone basis.

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The fact that the combined company will have a diverse portfolio of clinical and near-clinical programs with approximately 10 clinical readouts expected in the next 18 months, providing Exscientia shareholders with access to seven additional clinical programs and diversifying the risk profile of Exscientia’s three leading internal programs.

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The fact that the Transaction will unite each of Exscientia’s and Recursion’s existing strategic partnerships, including Recursion’s with Roche-Genentech and Bayer, and Exscientia’s with Sanofi, Merck KGaA, and BMS, potentially generating approximately $200 million in milestone payments over the next two years, while also enabling the combined company to more efficiently and effectively achieve these milestones beyond what either could accomplish independently.

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The fact that the Recursion Shares are more widely traded than the Exscientia Shares, thus providing their holders, which will include former Exscientia shareholders, with greater liquidity for their shares than holders of Exscientia Shares and Exscientia ADSs currently have.

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The fact that the Exscientia Board and Exscientia’s executive management estimate that the combined company will generate annual run-rate cost synergies of approximately $100 million, with a cash runway extending into 2027, which is expected to result in the combined company having greater potential to achieve further earnings growth and generate accretive cash flow in the years following the consummation of the Transaction.

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The belief, after a thorough review of, and based on the Exscientia Board’s knowledge of, Exscientia’s long-term strategic goals and opportunities, industry trends, competitive environment and short- and long-term expected performance, including the potential impact of those factors on the trading price of the Exscientia Shares (which cannot be precisely quantified numerically), that the Transaction provides Exscientia shareholders with the opportunity to achieve greater value as holders of Recursion Shares than the potential value they might reasonably be expected to achieve as shareholders of Exscientia as an independent public company or as a result of any other available strategic alternatives that Exscientia could reasonably consider.

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The financial analyses reviewed and discussed with representatives of Centerview, as well as the oral opinion of Centerview rendered to the Exscientia Board on August 7, 2024, which was subsequently confirmed by delivery of a written opinion dated August 8, 2024, that, as of such date and based upon and subject to the various assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken by Centerview in preparing its opinion, the Exchange Ratio was fair, from a financial point of view, to holders of the Exscientia Shares other than Excluded Shares (as defined in the summary section entitled “Opinion of Exscientia’s Financial Advisor” beginning on page 24 of this proxy statement).

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The fact that the Transaction will enable the combined company to integrate the skill sets and capabilities of each of Exscientia’s and Recursion’s management teams, including that Christopher Gibson will serve as the chief executive officer of the combined company and David Hallett plans to serve as the Chief Scientific Officer of the combined company.

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The fact that two members of the nine-member board of directors of the combined company will be comprised of members from the Exscientia Board as of the date of the Transaction Agreement, and that one of such directors shall serve until the annual meeting of stockholders of Recursion to be held in 2026, and the other until the annual meeting of stockholders of Recursion to be held in 2027.

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The belief that the terms of the Transaction Agreement, taken as a whole, including the size of the termination fee payable by Exscientia to Recursion in certain circumstances, are reasonable and fair to Exscientia.

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The fact that Exscientia shareholders who together hold or control, in the aggregate, approximately 42% the total outstanding share capital of Exscientia as of the execution of the Transaction Agreement entered into agreements agreeing to vote all the Exscientia Shares they hold in favor of the Transaction.

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The fact that completion of the Transaction requires the approval of the Exscientia shareholders.

The Exscientia Board also considered and balanced against the potentially positive factors a number of uncertainties, risks and other countervailing factors in its deliberations concerning the Transaction and other transactions contemplated by the Transaction Agreement, including the following (not necessarily in order of relative importance):

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That subsequent to completion of the Transaction, the Exscientia shareholders would forgo the opportunity to realize the potential long-term value of the successful execution of Exscientia’s current strategy as an independent public company.

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The fact that the combined company may not achieve, at all or in a timely manner, the expected $100 million of annual run-rate cost synergies.

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That certain of Exscientia’s directors and executive officers have interests in the Transaction that are different from, or in addition to, the interests of the Exscientia shareholders generally; for more information about such interests, see below under the heading “— Interests of Exscientia’s Directors and Executive Officers in the Transaction.”

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The fact that the Exchange Ratio provides for a fixed number of Recursion Shares, and, as such, may not reflect at the closing of the Transaction the actual results of operations of Exscientia and Recursion, whether positive or negative, between the date of the Transaction Agreement and the closing.

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The fact that, given the fixed Exchange Ratio, Exscientia shareholders cannot be certain at the time of the Exscientia Shareholder Meetings or at the closing of the Transaction of the market value of the consideration they will receive in the Transaction.

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The fact that Recursion is permitted under the terms of the Transaction Agreement to issue additional Recursion Shares, which may result in Exscientia shareholders receiving, in the aggregate, a lesser ownership interest in Recursion following the Transaction, than the approximately 26% that was calculated they would receive based on the number of outstanding Exscientia Shares and Recursion Shares outstanding as of August 7, 2024, calculated on a fully diluted basis.

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The fact that outstanding shares of Recursion Class B Common Stock carry 10 votes per share, with the result that the voting power of the Recursion Shares, that carry one vote per share, received by Exscientia shareholders in the Transaction will be less than the economic interest in Recursion represented by those Recursion Shares.

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The restrictions in the Transaction Agreement on Exscientia’s ability to actively solicit or, unless certain conditions are satisfied, entertain other acquisition proposals.

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That the restrictions on Exscientia’s conduct of business prior to completion of the Transaction, could delay or prevent Exscientia from undertaking certain actions, including pursuing business opportunities that may arise or taking certain other actions with respect to its operations during the pendency of the Transaction.

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That the announcement and pendency of the Transaction, or the failure to complete them, may cause substantial harm to Exscientia’s relationships with its employees, including making it more difficult to attract and retain key personnel and the possible loss of key management and other personnel.

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That the significant costs involved in connection with entering into the Transaction Agreement and completing the Transaction and the substantial time and effort of management required to consummate the Transaction could disrupt Exscientia’s business operations.

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That the Transaction Agreement has a termination date of August 8, 2025, which means that the Transaction could be pending until then, which could have an adverse effect on Exscientia, including as a result of its pausing its search for additional independent directors in light of the pendency of the Transaction.

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The fact that Exscientia may be required to pay a termination fee of $6,880,000 to Recursion in the event the Transaction Agreement is terminated under specified circumstances, and if the Transaction is not consummated, Exscientia will generally be required to pay its own expenses associated with the Transaction.

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That, while Exscientia expects the Transaction to be consummated if the Exscientia Scheme Proposal is approved by the Exscientia shareholders, there can be no assurance that all conditions to the parties’ obligations to consummate the Transaction will be satisfied, including approval of the

Recursion Share Issuance Proposal, even if the Exscientia Scheme Proposal is approved by the Exscientia shareholders.
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That the market price of the Exscientia Shares could be affected by many factors, including: (i) if the Transaction Agreement is terminated, the reason or reasons for such termination and whether such termination resulted from factors adversely affecting Exscientia; (ii) the possibility that, as a result of the termination of the Transaction Agreement, possible alternative acquirers may consider Exscientia to be an unattractive acquisition candidate; and (iii) the possible sale of the Exscientia Shares by short-term investors following an announcement that the Transaction Agreement was terminated.

After taking into account the factors set forth above, as well as others, the Exscientia Board concluded that the risks, uncertainties, restrictions and potentially negative factors associated with the Transaction and other transactions contemplated by the Transaction Agreement were outweighed by the potential benefits of the Transaction and such other transactions to the Exscientia shareholders.
The foregoing discussion of factors considered by Exscientia is not intended to be exhaustive, but summarizes the material factors considered by the Exscientia Board. In light of the variety of factors considered in connection with its evaluation of the Transaction Agreement, the Transaction and other transactions contemplated by the Transaction Agreement, the Exscientia Board did not find it practicable to, and did not, quantify or otherwise assign relative weights to the specific factors considered in reaching its determinations and recommendations. Moreover, each member of the Exscientia Board applied his or her own personal business judgment in considering the Transaction and other transactions contemplated by the Transaction Agreement and may have given different weight to different factors. The Exscientia Board did not undertake to make any specific determination as to whether any factor, or any particular aspect of any factor, supported or did not support its ultimate determinations. The Exscientia Board based its recommendation on the totality of the information presented, including thorough discussions with, and questioning of, Exscientia’s executive management and the Exscientia Board’s financial advisor and outside legal counsel.
In considering the recommendation of the Exscientia Board to approve the Exscientia Scheme Proposal, as mentioned above, Exscientia shareholders should be aware that the executive officers and directors of Exscientia have certain interests in the Transaction that may be different from, or in addition to, the interests of Exscientia shareholders generally. The Exscientia Board was aware of these interests and considered them when approving the Transaction Agreement and recommending that Exscientia shareholders vote to approve the Exscientia Scheme Proposal and the other proposals at the Exscientia Shareholder Meetings. See “— Interests of Exscientia’s Directors and Executive Officers in the Transaction.”
It should be noted that this explanation of the reasoning of the Exscientia Board and certain information presented in this section are forward-looking in nature and should be read in light of the factors set forth in “— Cautionary Statement Regarding Forward-Looking Statements.”
Opinion of Recursion’s Financial Advisor
Recursion has engaged Allen & Company as Recursion’s financial advisor in connection with the Transaction. In connection with this engagement, Recursion requested that Allen & Company render an opinion to the Recursion Board regarding the fairness, from a financial point of view, to Recursion of the share consideration provided for pursuant to the Transaction Agreement. On August 8, 2024, in connection with the execution of the Transaction Agreement, Allen & Company delivered a written opinion, dated August 8, 2024, to the Recursion Board to the effect that, as of that date and based on and subject to the assumptions made, procedures followed, matters considered and qualifications and limitations on the review undertaken described in its opinion, the share consideration provided for pursuant to the Transaction Agreement was fair, from a financial point of view, to Recursion. For purposes of Allen & Company’s financial analyses and opinion and this section of the joint proxy statement, the term “share consideration” means $4.92 per Exscientia Share based on the Exchange Ratio and the closing price of Recursion Class A Common Stock of $6.37 on August 7, 2024 (the last trading day prior to the date of Allen & Company’s opinion).

The full text of Allen & Company’s written opinion, dated August 8, 2024, which describes the assumptions made, procedures followed, matters considered and qualifications and limitations on the review undertaken, is attached to this joint proxy statement as Annex B and is incorporated by reference herein in its entirety. The description of Allen & Company’s opinion set forth in this joint proxy statement is qualified in its entirety by reference to the full text of Allen & Company’s opinion. Allen & Company’s opinion and advisory services were intended for the benefit and use of the Recursion Board (in its capacity as such) in connection with its evaluation of the share consideration from a financial point of view and did not address any other terms, aspects or implications of the Transaction. Allen & Company’s opinion did not constitute a recommendation as to the course of action that Recursion (or the Recursion Board or any committee thereof) should pursue in connection with the Transaction or otherwise address the merits of the underlying decision by Recursion to engage in the Transaction, including in comparison to other strategies or transactions that might be available to Recursion or which Recursion might engage in or consider. Allen & Company’s opinion did not constitute advice or a recommendation to the Recursion Board, and does not constitute advice or a recommendation to any securityholder or other person, as to how to vote or act on any matter relating to the Transaction or otherwise.
Allen & Company’s opinion reflected and gave effect to Allen & Company’s general familiarity with Recursion and the industries in which Recursion and Exscientia operate as well as information that Allen & Company received during the course of its assignment, including information provided by the managements of Recursion and Exscientia in the course of discussions relating to the Transaction as more fully described below. In arriving at its opinion, Allen & Company neither conducted a physical inspection of the properties or facilities of Exscientia, Recursion or any other entity nor made or obtained any evaluations or appraisals of the assets or liabilities (contingent, accrued, derivative, off-balance sheet or otherwise) of Exscientia, Recursion or any other entity, or conducted any analysis concerning the solvency or fair value of Exscientia, Recursion or any other entity. Allen & Company did not investigate, and expressed no opinion or view regarding, any actual or potential litigation, proceedings or claims involving or impacting Exscientia, Recursion or any other entity and Allen & Company assumed, with Recursion’s consent, that there would be no developments with respect to any such matters that would be meaningful in any respect to its analyses or opinion.
In arriving at its opinion, Allen & Company, among other things:
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reviewed the financial terms of an execution version, provided to Allen & Company on August 8, 2024, of the Transaction Agreement;

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reviewed certain publicly available historical business and financial information relating to Exscientia and Recursion, including public filings of Exscientia and Recursion, and historical market prices for Exscientia ADSs and Recursion Class A Common Stock;

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reviewed certain financial and other information relating to Exscientia provided to or discussed with Allen & Company by the managements of Exscientia and Recursion, including certain financial forecasts, estimates and other financial and operating data relating to Exscientia provided to or discussed with Allen & Company by the management of Recursion;

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reviewed certain financial and other information relating to Recursion provided to or discussed with Allen & Company by the management of Recursion, including estimates of the management of Recursion as to the potential cost savings expected by such management to result from the Transaction;

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held discussions with the respective managements of Exscientia and Recursion relating to the operations, financial condition and prospects of Exscientia and Recursion;

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reviewed and analyzed certain publicly available information, including certain stock market and other data, relating to selected companies with businesses that Allen & Company deemed generally relevant in evaluating Exscientia and Recursion;

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reviewed and analyzed certain publicly available financial information relating to selected transactions that Allen & Company deemed generally relevant in evaluating the Transaction; and

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conducted such other financial analyses and investigations as Allen & Company deemed necessary or appropriate for purposes of its opinion.

In rendering its opinion, Allen & Company relied upon and assumed, with Recursion’s consent and without independent verification, the accuracy and completeness of all of the financial, legal, regulatory, tax, accounting and other information available to Allen & Company from public sources, provided to or discussed with Allen & Company by the managements and other representatives of Exscientia and Recursion or otherwise reviewed by Allen & Company. As the Recursion Board was aware, Allen & Company was not provided with, and therefore Allen & Company did not conduct an analysis of Recursion on the basis of, financial forecasts and estimates relating to Recursion. With respect to the financial forecasts, estimates and other financial and operating data relating to Exscientia and the Transaction that Allen & Company was directed to utilize for purposes of its analyses and opinion, Allen & Company was advised by the management of Recursion and Allen & Company assumed, at Recursion’s direction, that such financial forecasts, estimates and other financial and operating data were reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of such management as to, and were a reasonable basis upon which to evaluate, the future financial and operating performance of Exscientia, the potential cost savings expected by the management of Recursion to result from the Transaction and the other matters covered thereby. Allen & Company also assumed, with Recursion’s consent, that the financial results, including, without limitation, the potential cost savings expected by the management of Recursion to result from the Transaction, reflected in the financial forecasts, estimates and other financial and operating data utilized in Allen & Company’s analyses would be realized in the amounts and at the times projected. Allen & Company further assumed, with Recursion’s consent, that there had been no material changes in the assets, liabilities, financial condition, results of operations or prospects of Exscientia or Recursion since the dates on which the most recent financial statements or other information (financial or otherwise) relating to Exscientia or Recursion were made available to Allen & Company. Allen & Company expressed no opinion or view as to any financial forecasts, estimates or other financial or operating data or the assumptions on which they were based.
Allen & Company relied, at Recursion’s direction, upon the assessments of the managements of Exscientia and Recursion as to, among other things, (i) the potential impact on Exscientia and Recursion of certain market, competitive, macroeconomic, geopolitical and other conditions, trends and developments in and prospects for, and governmental, regulatory and legislative policies and matters relating to or otherwise affecting, the technology-enabled pharmaceutical and biotechnology industries, or the operations of Exscientia and Recursion, (ii) the programs, product candidates and services of, and technology, patents and other intellectual property utilized in, Exscientia’s and Recursion’s respective businesses (including, without limitation, with respect to the development, manufacturing, commercialization and licensing of, and use and indications for, such programs and product candidates and the validity and duration of patents and the likelihood and timing of technical, clinical and regulatory success of such programs and product candidates), (iii) existing and future funding requirements and capital needs of Exscientia and Recursion, including the potential impact thereof on Exscientia and Recursion, (iv) existing and future agreements and arrangements involving, and the ability to attract, retain and/or replace, key employees, customers, collaborators, service providers, suppliers, licensors and other commercial relationships of Exscientia and Recursion and (v) the ability of Recursion to integrate the operations of Exscientia with those of Recursion and to realize the potential cost savings expected by the management of Recursion to result from the Transaction as contemplated. With Recursion’s consent, Allen & Company assumed that there would be no developments with respect to any such matters, or currency or exchange rate fluctuations or alternative transaction structures, that would have an adverse effect on Exscientia, Recursion or the Transaction (including the contemplated benefits thereof) or that otherwise would be meaningful in any respect to Allen & Company’s analyses or opinion. For purposes of Allen & Company’s analyses and opinion, Allen & Company evaluated Exscientia Shares as if one Exscientia Share had a value equivalent to one Exscientia ADS.
Further, Allen & Company’s opinion was necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to Allen & Company as of, the date of its opinion. It should be understood that subsequent developments may affect the conclusion expressed in Allen & Company’s opinion and that Allen & Company assumed no responsibility for advising any person of any change in any matter affecting Allen & Company’s opinion or for updating or revising its opinion based on circumstances or events occurring after the date of such opinion. As the Recursion Board was aware, the credit, financial and stock markets, the industries in which Exscientia and Recursion operate and the securities of Exscientia and Recursion have experienced and may continue to experience volatility and disruptions and Allen & Company expressed no opinion or view as to any potential effects of such volatility or disruptions on Exscientia, Recursion or the Transaction (including the contemplated benefits thereof).
Allen & Company assumed, with Recursion’s consent, that the Transaction would be consummated in accordance with its terms and in compliance with all applicable laws, documents and other requirements, without waiver, modification or amendment of any material term, condition or agreement, and that, in the course of obtaining the necessary governmental, regulatory or third party approvals, consents, releases, waivers, decrees and agreements for the Transaction, no delay, limitation, restriction or condition, including any divestiture or other requirements or remedies, amendments or modifications, would be imposed or occur that would have an adverse effect on Exscientia, Recursion or the Transaction (including the contemplated benefits thereof) that would be meaningful in any respect to Allen & Company’s analyses or opinion. In addition, Allen & Company assumed, with Recursion’s consent, that the final executed Transaction Agreement would not differ from the execution version reviewed by Allen & Company in any respect meaningful to its analyses or opinion.
Allen & Company’s opinion was limited to the fairness, from a financial point of view and as of the date of such opinion, to Recursion of the share consideration (to the extent expressly specified in such opinion) and Allen & Company expressed no opinion or view as to the fairness of the share consideration to the holders of any class or series of securities, creditors or other constituencies of Recursion or any other party. Allen & Company’s opinion also did not address any other terms, aspects or implications of the Transaction, including, without limitation, the form or structure of the Transaction, any voting or support agreements or any other agreements, arrangements or understandings entered into in connection with, related to or contemplated by the Transaction or otherwise. Allen & Company expressed no opinion or view as to the fairness, financial or otherwise, of the amount, nature or any other aspect of any compensation or other consideration payable to any officers, directors or employees of any party to the Transaction or any related entities, or any class of such persons or any other party, relative to the share consideration or otherwise. Allen & Company did not express any opinion or view as to the actual value of Recursion Class A Common Stock when issued in the Transaction or the prices at which Recursion Class A Common Stock, Exscientia ADSs, Exscientia Shares or any other securities of Recursion or Exscientia may trade or otherwise be transferable at any time, including following announcement or consummation of the Transaction. In addition, Allen & Company expressed no opinion or view with respect to accounting, tax, regulatory, legal or similar matters, including, without limitation, as to tax or other consequences of the Transaction or otherwise or changes in, or the impact of, accounting standards, tax and other laws, regulations and governmental and legislative policies affecting Exscientia, Recursion or the Transaction (including the contemplated benefits thereof), and Allen & Company relied, at Recursion’s direction, upon the assessments of representatives of Recursion as to such matters. Allen & Company’s opinion did not constitute a recommendation as to the course of action that Recursion (or the Recursion Board or any committee thereof) should pursue in connection with the Transaction or otherwise address the merits of the underlying decision by Recursion to engage in the Transaction, including in comparison to other strategies or transactions that might be available to Recursion or which Recursion might engage in or consider.
In connection with its opinion, Allen & Company performed a variety of financial and comparative analyses, including those described below. The summary of the analyses below and certain factors considered is not a comprehensive description of all analyses undertaken or factors considered by Allen & Company. The preparation of a financial opinion or analysis is a complex process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, a financial opinion and analyses are not readily susceptible to summary description. Allen & Company arrived at its opinion based on the results of all analyses undertaken and assessed as a whole, and did not draw, in isolation, conclusions from or with regard to any one factor or method of analysis. Accordingly, Allen & Company believes that the analyses and factors summarized below must be considered as a whole and in context. Allen & Company further believes that selecting portions of the analyses and factors or focusing on information presented in tabular format, without considering all analyses and factors or the narrative description of the analyses and factors, could create a misleading or incomplete view of the processes underlying Allen & Company’s analyses and opinion.
In performing its financial analyses, Allen & Company considered industry performance, general business and economic, market and financial conditions and other matters existing as of the date of its opinion, many of which are beyond the control of Recursion and Exscientia. No company, business or transaction reviewed is identical or directly comparable to Recursion or Exscientia, their respective businesses or the Transaction and an evaluation of these analyses is not entirely mathematical; rather, the analyses involve complex considerations and judgments concerning financial and operating characteristics and other factors that could affect the public trading, acquisition or other values of the companies, businesses or transactions reviewed. The estimates of the future performance of Exscientia in or underlying Allen & Company’s analyses are not necessarily indicative of actual values or actual future results, which may be significantly more or less favorable than those estimates or those suggested by such analyses. These analyses were prepared solely as part of Allen & Company’s analysis of the fairness, from a financial point of view, to Recursion of the share consideration and were provided to the Recursion Board in connection with the delivery of Allen & Company’s opinion. The analyses do not purport to be appraisals or to reflect the prices at which a company might actually be sold or the prices at which any securities have traded or may trade at any time in the future. Accordingly, the assumptions and estimates used in, and the reference ranges resulting from, any particular analysis described below are inherently subject to substantial uncertainty and should not be taken as the views of Allen & Company regarding the actual value of Exscientia, Recursion or their respective securities.
Allen & Company did not recommend that any specific consideration constituted the only appropriate consideration in the Transaction. The type and amount of consideration payable in the Transaction was determined through negotiations between Recursion and Exscientia, rather than by any financial advisor, and was approved by the Recursion Board. The decision of Recursion to enter into the Transaction Agreement was solely that of the Recursion Board. Allen & Company’s opinion and analyses were only one of many factors considered by the Recursion Board in its evaluation of the Transaction and the share consideration and should not be viewed as determinative of the views of the Recursion Board or management with respect to the Transaction or the consideration payable by Recursion in the Transaction.
Financial Analysis
The summary of the financial analyses described in this section entitled “— Financial Analysis” is a summary of the material financial analyses provided by Allen & Company in connection with its opinion, dated August 8, 2024, to the Recursion Board. The summary set forth below is not a comprehensive description of all analyses undertaken by Allen & Company in connection with its opinion, nor does the order of the analyses in the summary below indicate that any analysis was given greater weight than any other analysis. The financial analyses summarized below include information presented in tabular format. In order to fully understand the financial analyses performed by Allen & Company, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses performed by Allen & Company. Considering the data set forth in the tables below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of the financial analyses performed by Allen & Company. Future results may differ from those described and such differences may be material.
Exscientia Selected Public Companies Analysis.   Allen & Company performed a selected public companies analysis of Exscientia in which Allen & Company reviewed certain financial and stock market information relating to Exscientia and the following six selected publicly traded companies with operations in the technology-enabled pharmaceutical and biotechnology industries that Allen & Company considered generally relevant for purposes of analysis (collectively, the “selected companies”):
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AbCellera Biologics Inc.

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Absci Corporation

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Alto Neuroscience, Inc.

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Recursion Pharmaceuticals, Inc.

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Relay Therapeutics, Inc.

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Schrödinger, Inc.

Allen & Company reviewed, among other information, estimated enterprise values, calculated as implied equity values based on closing stock prices on August 7, 2024 plus total debt and less cash and cash equivalents and unconsolidated assets. Financial data of the selected companies and Exscientia were based on public filings and other publicly available information.
The overall low to high estimated enterprise values observed (as of August 7, 2024) for the selected companies was approximately $0.0 billion to $1.5 billion (with a 25th percentile of $124 million and a 75th percentile of $719 million). Allen & Company selected a range of estimated enterprise values derived from the selected companies of $124 million to $719 million for Exscientia.
This analysis indicated the following approximate implied per share equity value reference range for Exscientia, as compared to the share consideration:
Exscientia Approximate Implied Per Share Equity Value Reference Range	Share Consideration
$3.46 – $7.71	$4.92
Selected Precedent Transactions Analysis.   Using publicly available information, Allen & Company reviewed financial data relating to the following four selected transactions involving target companies with operations in the technology-enabled pharmaceutical and biotechnology industries that Allen & Company considered generally relevant for purposes of analysis (the “selected transactions”):
Announcement Date	Acquiror	Target
January 2023	• BioNTech SE	• InstaDeep Ltd.
July 2022	• Cadence Design Systems, Inc.	• OpenEye Scientific Software, Inc.
August 2021	• Sanofi	• Translate Bio, Inc.
April 2021	• Roivant Sciences Ltd.	• Silicon Therapeutics LLC
Allen & Company reviewed, among other information, estimated transaction values implied by the upfront consideration paid or payable in the selected transactions as of the announcement date of the applicable selected transaction. Financial data for the selected transactions and Exscientia were based on public filings and other publicly available information.
The overall low to high estimated transaction values observed for the selected transactions were approximately $0.5 billion to $2.5 billion (with a 25th percentile of $458 million and a 75th percentile of $1.011 billion). Allen & Company selected a range of estimated transaction values derived from the selected transactions of $458 million to $1.011 billion for Exscientia.
This analysis indicated the following approximate implied per share equity value reference range for Exscientia, as compared to the share consideration:
Exscientia Approximate Implied Per Share Equity Value Reference Range	Share Consideration
$5.85 – $9.80	$4.92
Discounted Cash Flow Analysis.   Allen & Company performed a discounted cash flow analysis of Exscientia by calculating the estimated present value of the standalone unlevered, after-tax free cash flows that Exscientia was forecasted to generate during the last two quarters of the fiscal year ending December 31, 2024 through the full fiscal year ending December 31, 2049 based on financial forecasts and estimates relating to Exscientia provided to or discussed with Allen & Company by the management of Recursion. For purposes of this analysis, stock-based compensation was treated as a cash expense. Allen & Company calculated implied terminal values for Exscientia by applying to the unlevered, after-tax free cash flows that Exscientia was forecasted to generate from its future pipeline programs (net of corporate expenses) during the fiscal year ending December 31, 2049 a selected range of perpetuity growth rates of 2.75% to 3.25%. The present values (as of June 30, 2024) of the cash flows and terminal values were then calculated using a selected range of discount rates of 13.25% to 15.75%.
This analysis indicated the following approximate implied per share equity value reference ranges for Exscientia both before and after giving effect to potential cost savings expected by the management of Recursion to result from the Transaction, as compared to the share consideration:

Exscientia Approximate Implied Per Share Equity Value Reference Range		Share Consideration
Before Cost Savings	After Cost Savings
$4.14 – $6.97	$7.92 – $11.91	$4.92
Certain Additional Information.   Allen & Company observed certain additional information that was not considered part of its financial analyses for its opinion but was noted for informational reference, including the following:
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estimated enterprise values observed for Recursion and the selected companies (excluding Recursion and including Exscientia), which indicated overall low to high estimated enterprise values (as of August 7, 2024) of $0.0 billion to $0.9 billion (with a 25th percentile of $124 million and 75th percentile of $279 million), as compared to the estimated enterprise value of Recursion (as of August 7, 2024) of approximately $1.5 billion;

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publicly available Wall Street research analysts’ price targets for Exscientia ADSs and Recursion Class A Common Stock, which indicated an overall low to high target price range for Exscientia ADSs of $7.00 to $9.00 per ADS (with a median of $8.00 per ADS) and an overall low to high target price range for Recursion Class A Common Stock of $8.00 to $17.00 per share (with a median of $11.00 per share); and

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historical closing prices of Exscientia ADSs during the 52-week period ended August 7, 2024, which indicated low to high closing prices of Exscientia ADSs of $3.80 to $7.91 per ADS, and stock price movements in Recursion Class A Common Stock over the last 12 months ended August 7, 2024.

Miscellaneous
Recursion selected Allen & Company as its financial advisor in connection with the Transaction based on, among other things, Allen & Company’s reputation, experience and general familiarity with Recursion and the industries in which Recursion and Exscientia operate. Allen & Company, as part of its investment banking business, is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, private placements and related financings, reorganizations and recapitalizations, negotiated underwritings, secondary distributions of listed and unlisted securities, and valuations for corporate and other purposes. As the Recursion Board was aware, Allen & Company in the past has provided and in the future may provide investment banking services to Recursion and/or its affiliates unrelated to the Transaction, for which services Allen & Company has received and would expect to receive to receive compensation, including during the two-year period prior to the date of its opinion, having acted as book-running manager for an underwritten public offering of Recursion Class A Common Stock for which services in connection with such underwritten public offering Allen & Company has accrued a net underwriting fee of approximately $3.8 million. As the Recursion Board also was aware, although Allen & Company had not provided as of, or during the two-year period prior to, the date of its opinion investment banking services to Exscientia for which Allen & Company received compensation, Allen & Company may provide such services to Exscientia and/or its affiliates in the future, for which Allen & Company would expect to receive compensation. In the ordinary course, Allen & Company as a broker-dealer and certain of its affiliates, directors and officers have invested, hold long or short positions and/or trade, or may invest, hold long or short positions and/or trade, either on a discretionary or non-discretionary basis, for their own or beneficiaries’ accounts or for those of Allen & Company’s clients, in the securities (or related derivative securities) of Recursion, Exscientia and/or their respective affiliates. The issuance of Allen & Company’s opinion was approved by Allen & Company’s opinion committee.
For Allen & Company’s financial advisory services, Recursion has agreed to pay Allen & Company an aggregate fee of $14 million, of which $2 million was payable upon delivery of Allen & Company’s opinion (regardless of the conclusion reached in such opinion) and $12 million is payable contingent upon consummation of the Transaction. Recursion also agreed to reimburse Allen & Company’s reasonable expenses and to indemnify Allen & Company and related parties against certain liabilities, including liabilities under the federal securities laws, arising out of its engagement.

Opinion of Exscientia’s Financial Advisor
On August 7, 2024, Centerview rendered to the Exscientia Board its oral opinion, subsequently confirmed in a written opinion dated August 8, 2024, that, as of such date and based upon and subject to various assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken by Centerview in preparing its opinion, the Exchange Ratio was fair, from a financial point of view, to the holders of Exscientia Shares (other than (i) any Exscientia Shares which are registered in the name of or beneficially owned by Recursion and/or any direct or indirect subsidiaries of Recursion from time to time (and/or any nominee of the foregoing); (ii) any Exscientia Shares held in treasury and (iii) any Exscientia Shares held by any affiliate of Exscientia or Recursion (for purposes of this section of the joint proxy statement only, we refer to the Exscientia Shares described in the foregoing clauses (i) through (iii) as the “Excluded Shares”)).
The full text of Centerview’s written opinion, dated August 8, 2024, which describes the assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken by Centerview in preparing its opinion, is attached as Annex C and is incorporated herein by reference. The summary of the written opinion of Centerview set forth below is qualified in its entirety to the full text of Centerview’s written opinion attached as Annex C. Centerview’s financial advisory services and opinion were provided for the information and assistance of the Exscientia Board (in their capacity as directors and not in any other capacity) in connection with and for purposes of its consideration of the Transaction and Centerview’s opinion only addressed the fairness, from a financial point of view, as of the date thereof, to the holders of Exscientia Shares (other than the Excluded Shares) of the Exchange Ratio. Centerview’s opinion did not address any other term or aspect of the Transaction Agreement or the Transaction and does not constitute a recommendation to any Exscientia shareholder or any other person as to how such Exscientia shareholder or other person should vote with respect to the Transaction or otherwise act with respect to the Transaction or any other matter.
The full text of Centerview’s written opinion should be read carefully in its entirety for a description of the assumptions made, procedures followed, matters considered, and qualifications and limitations upon the review undertaken by Centerview in preparing its opinion.
In connection with rendering the opinion described above and performing its related financial analyses, Centerview reviewed, among other things:
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a draft of the Transaction Agreement and a draft of the form of Scheme of Arrangement attached to the Transaction Agreement, each dated August 8, 2024, referred to in this summary of Centerview’s opinion as the “Draft Transaction Agreement”;

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Annual Reports on Form 20-F of Exscientia for the years ended December 31, 2023, December 31, 2022, and December 31, 2021, and Annual Reports on Form 10-K of Recursion for the years ended December 31, 2023, December 31, 2022, and December 31, 2021;

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certain interim reports to stockholders and Quarterly Reports on Form 10-Q of Recursion;

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certain publicly available research analyst reports for Exscientia and Recursion;

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certain other communications from Exscientia and Recursion to their respective shareholders and stockholders;

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certain internal information relating to the business, operations, earnings, cash flow, assets, liabilities and prospects of Exscientia, including certain financial forecasts, analyses and projections relating to Exscientia prepared by management of Exscientia and furnished to Centerview by Exscientia for purposes of Centerview’s analysis, which are referred to in this summary of Centerview’s opinion as the “Exscientia-Prepared Risk Adjusted Forecasts for Exscientia,” and which, collectively, are referred to in this summary of Centerview’s opinion as the “Exscientia Internal Data”;

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certain financial forecasts, analyses and projections relating to Recursion prepared by management of Exscientia and furnished to Centerview by Exscientia for purposes of Centerview’s analysis, which are referred to in this summary of Centerview’s opinion as the “Exscientia-Prepared Forecasts for Recursion”;

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certain internal information relating to the business, operations, earnings, cash flow, assets, liabilities and prospects of Recursion furnished to Centerview by Exscientia for purposes of Centerview’s analysis, which are referred to in this summary of Centerview’s opinion as the “Exscientia-Prepared Recursion Internal Data;” and

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certain cost savings and operating synergies projected by the management of Exscientia to result from the Transaction furnished to Centerview by Exscientia for purposes of Centerview’s analysis, which are referred to in this summary of Centerview’s opinion as the “Exscientia-Prepared Synergies”.

Centerview also participated in discussions with members of the senior management and representatives of Exscientia regarding their assessment of the Exscientia Internal Data and the Exscientia-Prepared Recursion Internal Data, as appropriate, and conducted such financial studies and analyses and took into account such information as Centerview deemed appropriate, and the strategic rationale for the Transaction. In addition, Centerview reviewed publicly available financial and stock market data, including valuation multiples, for Exscientia and Recursion and compared that data with similar data for certain other companies, the securities of which are publicly traded, in lines of business that Centerview deemed relevant, and conducted such other financial studies and analyses and took into account such other information as Centerview deemed appropriate.
Centerview assumed, without independent verification or any responsibility therefor, the accuracy and completeness of the financial, legal, regulatory, tax, accounting and other information supplied to, discussed with, or reviewed by Centerview for purposes of its opinion and, with Exscientia’s consent, Centerview relied upon such information as being complete and accurate. In that regard, Centerview assumed, at Exscientia’s direction, that the Exscientia Internal Data (including, without limitation, the Exscientia-Prepared Risk Adjusted Forecasts for Exscientia), the Exscientia-Prepared Forecasts for Recursion, the Exscientia-Prepared Recursion Internal Data and the Exscientia-Prepared Synergies were reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of Exscientia or Recursion, as the case may be, as to the matters covered thereby and Centerview relied, at Exscientia’s direction, on the Exscientia Internal Data (including without limitation, the Exscientia-Prepared Risk Adjusted Forecasts for Exscientia), Exscientia-Prepared Forecasts for Recursion, the Exscientia-Prepared Recursion Internal Data and the Exscientia-Prepared Synergies, for purposes of Centerview’s analysis and opinion. Centerview expressed no view or opinion as to the Exscientia Internal Data (including, without limitation, the Exscientia-Prepared Risk Adjusted Forecasts for Exscientia), the Exscientia-Prepared Forecasts for Recursion, the Exscientia-Prepared Recursion Internal Data and the Exscientia-Prepared Synergies or the assumptions on which they were based. In addition, at Exscientia’s direction, Centerview did not make any independent evaluation or appraisal of any of the assets or liabilities (contingent, derivative, off-balance-sheet or otherwise) of Exscientia or Recursion, nor was Centerview furnished with any such evaluation or appraisal, and was not asked to conduct, and did not conduct, a physical inspection of the properties or assets of Exscientia or Recursion. Centerview assumed, at Exscientia’s direction, that the final executed Transaction Agreement would not differ in any respect material to Centerview’s analysis or opinion from the Draft Transaction Agreement reviewed by Centerview. Centerview also assumed, at Exscientia’s direction, that the Transaction will be consummated on the terms set forth in the Transaction Agreement and in accordance with all applicable laws and other relevant documents or requirements, without delay or the waiver, modification or amendment of any term, condition or agreement, the effect of which would be material to Centerview’s analysis or Centerview’s opinion and that, in the course of obtaining the necessary governmental, regulatory and other approvals, consents, releases and waivers for the Transaction, no delay, limitation, restriction, condition or other change, including any divestiture requirements or amendments or modifications, will be imposed, the effect of which would be material to Centerview’s analysis or Centerview’s opinion. Centerview also assumed, at Exscientia’s direction, that Recursion will not issue any additional shares of common stock following the date of the Transaction Agreement and prior to the Effective Time (except in the case of shares issued upon the vesting or exercise of equity incentive awards of Recursion outstanding on the date of the Transaction Agreement). Centerview did not evaluate and did not express any opinion as to the solvency or fair value of Exscientia or Recursion, or the ability of Exscientia or Recursion to pay their respective obligations when they come due, or as to the impact of the Transaction on such matters, under any state, federal or other laws relating to bankruptcy, insolvency or similar matters. Centerview is not a legal, regulatory, tax or accounting advisor, and Centerview expressed no opinion as to any legal, regulatory, tax or accounting matters.

Centerview’s opinion expressed no view as to, and did not address, Exscientia’s underlying business decision to proceed with or effect the Transaction, or the relative merits of the Transaction as compared to any alternative business strategies or transactions that might be available to Exscientia or in which Exscientia might engage. Centerview’s opinion was limited to and addressed only the fairness, from a financial point of view, as of the date of Centerview’s opinion, to the holders of Exscientia Shares (other than the Excluded Shares) of the Exchange Ratio. For purposes of its opinion, Centerview was not asked to, and Centerview did not, express any view on, and its opinion did not address, any other term or aspect of the Transaction Agreement or the Transaction, including, without limitation, the structure or form of the Transaction, or any other agreements or arrangements contemplated by the Transaction Agreement or entered into in connection with or otherwise contemplated by the Transaction, including, without limitation, the fairness of the Transaction or any other term or aspect of the Transaction to, or any consideration to be received in connection therewith by, or the impact of the Transaction on, the holders of any other class of securities, creditors or other constituencies of Exscientia or any other party. In addition, Centerview expressed no view or opinion as to the fairness (financial or otherwise) of the amount, nature or any other aspect of any compensation to be paid or payable to any of the officers, directors or employees of Exscientia or any party, or class of such persons in connection with the Transaction, whether relative to the Exchange Ratio or otherwise. Centerview’s opinion related to the relative values of Exscientia and Recursion. Centerview’s opinion was necessarily based on financial, economic, monetary, currency, market and other conditions and circumstances as in effect on, and the information made available to Centerview as of, the date of Centerview’s written opinion, and Centerview does not have any obligation or responsibility to update, revise or reaffirm its opinion based on circumstances, developments or events occurring after the date of Centerview’ written opinion. Centerview expressed no view or opinion as to what the value of Recursion Shares actually will be when issued pursuant to the Transaction or the prices at which the Exscientia Shares or Recursion Shares will trade or otherwise be transferable at any time, including following the announcement or consummation of the Transaction. Centerview’s opinion does not constitute a recommendation to any Exscientia shareholder or any other person as to how such Exscientia shareholder or other person should vote with respect to the Transaction or otherwise act with respect to the Transaction or any other matter. Centerview’s financial advisory services and its written opinion were provided for the information and assistance of the Exscientia Board (in their capacity as directors and not in any other capacity) in connection with and for purposes of its consideration of the Transaction. The issuance of Centerview’s opinion was approved by the Centerview Partners LLC Fairness Opinion Committee.
Summary of Centerview’s Financial Analysis
The following is a summary of the material financial analysis prepared and reviewed with the Exscientia Board in connection with Centerview’s written opinion, dated August 8, 2024. The summary set forth below does not purport to be a complete description of the financial analyses performed or factors considered by, and underlying the opinion of, Centerview. Centerview may have deemed various assumptions more or less probable than other assumptions, so the reference ranges resulting from any particular portion of the analysis summarized below should not be taken to be Centerview’s view of the actual value of Exscientia. Considering the data below without considering all financial analyses or factors or the full narrative description of such analyses or factors, including the methodologies and assumptions underlying such analyses or factors, could create a misleading or incomplete view of the processes underlying Centerview’s financial analyses and its opinion. In performing its analyses, Centerview made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond the control of Exscientia or any other parties to the Transaction. None of Exscientia, Recursion, or Centerview or any other person assumes responsibility if future results are materially different from those discussed. Any estimates contained in this analysis are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than as set forth below. In addition, analyses relating to the value of Exscientia or Recursion do not purport to be appraisals or reflect the prices at which Exscientia or Recursion may actually be sold. Accordingly, the assumptions and estimates used in, and the results derived from, the financial analyses are inherently subject to substantial uncertainty. Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data as it existed on or before August 7, 2024 (the last trading day before the public announcement of the Transaction) and is not necessarily indicative of current market conditions.

Discounted Cash Flow Analysis
Centerview performed a discounted cash flow analysis of Exscientia based on the Exscientia-Prepared Risk Adjusted Forecasts for Exscientia and a discounted cash flow analysis of Recursion based on the Exscientia-Prepared Forecasts for Recursion. A discounted cash flow analysis is a traditional valuation methodology used to derive a valuation of an asset or set of assets by calculating the “present value” of estimated future cash flows of the asset or set of assets. “Present value” refers to the current value of future cash flows and is obtained by discounting those future cash flows by a discount rate that takes into account macroeconomic assumptions and estimates of risk, the opportunity cost of capital, expected returns, capital structure, tax rates and other appropriate factors.
In performing the discounted cash flow analysis of Exscientia, Centerview calculated the estimated present value of the standalone unlevered free cash flows that Exscientia was forecasted to generate during the three months ended December 31, 2024, through the year ending December 31, 2049, in the Exscientia-Prepared Risk Adjusted Forecasts for Exscientia. For the purposes of the discounted cash flow analysis, Centerview calculated unlevered free cash flow as follows: earnings before interest and taxes (EBIT), less tax expenses, less capital expenditures, plus depreciation and amortization and less change in net working capital. The implied terminal value was estimated based on unlevered proprietary and partnered assert cash flows declining in perpetuity after December 31, 2049, at a rate of free cash flow decline of 60% year-over-year, and unlevered future pipeline and overhead cash flows continuing in perpetuity after December 31, 2049, at a flat rate of free cash flow of 0%, as directed by Exscientia management. The cash flows were then discounted to September 30, 2024, using mid-year convention at discount rates ranging from 14.5% to 17.0% (based on Centerview’s analysis of Exscientia’s weighted average cost of capital). Based on its discounted cash flow analysis, Centerview then calculated a range of implied equity values of Exscientia. When calculating this range, Centerview added Exscientia’s estimated cash balance of $319 million and subtracted outstanding debt of €300,000 as of September 30, 2024, each as set forth in the Exscientia-Prepared Risk Adjusted Forecasts for Exscientia and included the benefit of tax savings of $259 million from the usage of Exscientia’s federal net operating losses as of December 31, 2023, estimated future losses and U.K. R&D tax credits, each as set forth in the Exscientia Internal Data. Centerview then calculated a range of implied equity values per Exscientia Share (a) by dividing the result of the foregoing calculations by the number of fully-diluted outstanding Exscientia Shares (determined using the treasury stock method and taking into account outstanding Exscientia Options, Exscientia RSUs (whether subject to time-based vesting conditions, performance-based vesting conditions, or a combination thereof) (excluding Exscientia RSUs issued to a terminated employee, as instructed by Exscientia’s senior management) and Exscientia RSUs) as of August 6, 2024, and as set forth in the Exscientia Internal Data and (b) taking into account the impact of the assumed equity raises, as set forth in the Exscientia Internal Data and as instructed by Exscientia management. This resulted in an implied per Exscientia Share equity value range for the Exscientia Shares of approximately $3.90 to $6.60, rounded to the nearest $0.05.
In performing the discounted cash flow analysis of Recursion, Centerview calculated the estimated present value of the standalone unlevered free cash flows that Recursion was forecasted to generate during the three months ended December 31, 2024, through the year ending December 31, 2049, in the Exscientia-Prepared Forecasts for Recursion, as instructed by Exscientia management. For the purposes of the discounted cash flow analysis, Centerview calculated unlevered free cash flow as follows: EBIT, less tax expenses, less capital expenditures, plus depreciation and amortization and less change in net working capital. The implied terminal value was estimated based on unlevered proprietary and partnered assert cash flows declining in perpetuity after December 31, 2049, at a rate of free cash flow decline of 60% year-over-year and unlevered future pipeline, and overhead cash flows continuing in perpetuity after December 31, 2049, at a flat rate of free cash flow of 0%, as directed by Exscientia management (which were the same assumptions used in Centerview’s calculation of the implied terminal value for Exscientia). The cash flows were then discounted to September 30, 2024, using mid-year convention at discount rates ranging from 14.5% to 17.0% (which was the same weighted average cost of capital used in Centerview’s discounted cash flow analysis of Exscientia). When calculating this range, Centerview added Recursion’s estimated cash balance of $411 million and subtracted outstanding debt of $31 million as of September 30, 2024, each as set forth in the Exscientia-Prepared Forecasts for Recursion, and included the benefit of tax savings of $412 million from the usage of Recursion’s federal net operating losses as of December 31, 2023, and estimated future losses of Recursion, as set forth in the Exscientia-Prepared Recursion Internal Data. Centerview then calculated a range of implied equity values per Recursion Share (a) by dividing the result of the foregoing calculations by Recursion’s fully-diluted outstanding capital stock (determined using the treasury stock method and taking into account outstanding Recursion Shares, Recursion Class B Common Stock, Recursion Options, Recursion RSUs and other securities convertible into Recursion capital stock) as of August 6, 2024, as set forth in the Exscientia-Prepared Recursion Internal Data and (b) taking into account the impact of the assumed equity raises Exscientia expected Recursion would undertake, as set forth in the Exscientia-Prepared Recursion Internal Data and as instructed by Exscientia management. This resulted in an implied per share equity value range for the Recursion Shares of approximately $7.00 to $9.05, rounded to the nearest $0.05.
Based on the implied per share equity value reference ranges for Exscientia Share and Recursion Shares described above, Centerview then calculated the ratio of the lowest implied per share price of Exscientia Shares to the highest implied per share price of Recursion Shares and the ratio of the highest implied per share price of Exscientia Shares to the lowest implied per share price of Recursion Shares to derive an implied exchange ratio range of 0.4309x and 0.9429x. Centerview then compared these implied exchange ratios to the Exchange Ratio of 0.7729x and observed that the Exchange Ratio was within such implied exchange ratio range. Centerview noted that the voting rights for the Recursion Shares to be received by Exscientia shareholders were not equivalent to the economic rights to be received in the Transaction due to Recursion’s existing outstanding shares of Recursion Class B Common Stock, each of which has 10 votes per share.
Other Factors
Centerview noted for the Exscientia Board certain additional factors solely for reference and informational purposes only, including, among other things, the following:
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Historical Stock Prices.   Centerview reviewed historical closing prices for Exscientia Shares and Recursion Shares for the 52-week period ended August 7, 2024, which ranged from $3.99 to $7.55 per share for Exscientia Shares and $5.09 to $15.52 per share for Recursion Shares. Centerview then calculated the lowest and highest daily ratios during the 52-week period, dividing the closing prices for Exscientia Shares by Recursion Shares, which resulted in an exchange ratio range of 0.4560x to 1.0516x. Centerview then compared these implied exchange ratios to the Exchange Ratio of 0.7729x, and observed that the Exchange Ratio was within such implied exchange ratio ranges.

•
Analyst Price Target Analysis.   Centerview reviewed stock price targets for Exscientia Shares in Wall Street research analyst reports publicly available as of August 7, 2024, which indicated the latest available low and high stock price targets for Exscientia Shares ranged from $7.00 to $9.00 per share. Centerview also reviewed stock price targets for Recursion Shares in Wall Street research analyst reports publicly available as of August 7, 2024, which indicated the latest available low and high stock price targets for Recursion Shares ranged from $8.00 to $17.00 per share. Centerview then calculated the ratio of such low stock price target for Exscientia Shares to such high stock price target for Recursion Shares and the ratio of such high stock price target for Exscientia Shares to such low stock price target for Recursion Shares to derive an implied exchange ratio range of 0.4118x to 1.1250x. Centerview then compared these implied exchange ratios to the Exchange Ratio of 0.7729x and observed that the Exchange Ratio was within such implied exchange ratio range.

General
The preparation of a financial opinion is a complex analytical process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, a financial opinion is not readily susceptible to summary description. In arriving at its opinion, Centerview did not draw, in isolation, conclusions from or with regard to any factor or analysis that it considered. Rather, Centerview made its determination as to fairness on the basis of its experience and professional judgment after considering the results of all of the analyses.
Centerview’s financial analyses and opinion were only one of many factors taken into consideration by the Exscientia Board in its evaluation of the Transaction. Consequently, the analyses described above should not be viewed as determinative of the views of the Exscientia Board or management of Exscientia with respect to the Exchange Ratio or as to whether the Exscientia Board would have been willing to determine that a different consideration (including a different exchange ratio) was fair. The Exchange Ratio was determined through arm’s-length negotiations between Exscientia and Recursion and was approved by the Exscientia Board. Centerview provided advice to Exscientia during these negotiations. Centerview did not, however recommend any specific amount of consideration (including any specific exchange ratio) to Exscientia or the Exscientia Board or that any specific amount of consideration (including any specific exchange ratio) constituted the only appropriate consideration for the Transaction.
Centerview is a securities firm engaged directly and through affiliates and related persons in a number of investment banking, financial advisory and merchant banking activities. In the two years prior to the date of its written opinion, except for its current engagement, Centerview had not been engaged to provide financial advisory or other services to Exscientia, and did not receive any compensation from Exscientia during such period. Centerview is currently engaged to provide financial advisory services unrelated to Exscientia to an affiliate of SoftBank Group Corp. (“SoftBank”), a significant shareholder of Exscientia, in connection with certain strategic matters, and has received between $5 million and $10 million in compensation in connection with this engagement and may receive additional compensation of between $25 million and $30 million in connection with this engagement in the future. Centerview is also currently engaged to provide financial advisory services unrelated to Exscientia to a private company in which affiliates of SoftBank hold a significant minority equity interest and may receive compensation in connection with this engagement in the future. At this point, the potential fees in connection with this engagement cannot be quantified. Centerview is currently engaged to provide financial advisory services unrelated to Exscientia to two companies in which Novo Holdings A/S (“Novo Holdings”), a significant shareholder of Exscientia, holds a significant minority equity interest, in connection with certain strategic matters, and may receive compensation in connection with these engagements in the future. At this point, the potential fees in connection with these engagements cannot be quantified. In the two years prior to the date of its written opinion, Centerview had been engaged to provide financial advisory services unrelated to Exscientia to two companies in which affiliates of Novo Holdings held a significant minority equity interest in connection with certain strategic matters and Centerview received between $40 million and $45 million in compensation from such companies for such services, and may receive up to between $5 million and $10 million in additional compensation in the future. In the two years prior to the date of its written opinion, Centerview had not been engaged to provide financial advisory or other services to Recursion, and Centerview did not receive any compensation from Recursion during such period. Centerview may provide financial advisory and other services to or with respect to Exscientia, Recursion, SoftBank, Novo Holdings or their respective affiliates, including portfolio companies of SoftBank or Novo Holdings, in the future, for which Centerview may receive compensation. Certain (i) of Centerview’s and its affiliates’ directors, officers, members and employees, or family members of such persons, (ii) of Centerview’s affiliates or related investment funds and (iii) investment funds or other persons in which any of the foregoing may have financial interests or with which they may co-invest, may at any time acquire, hold, sell or trade, in debt, equity and other securities or financial instruments (including derivatives, bank loans or other obligations) of, or investments in, Exscientia, Recursion, SoftBank, Novo Holdings or any of their respective affiliates, including portfolio companies of SoftBank or Novo Holdings, or any other party that may be involved in the Transaction.
The Exscientia Board selected Centerview as its financial advisor in connection with the Transaction based on Centerview’s reputation and experience. Centerview is an internationally recognized investment banking firm that has substantial experience in transactions similar to the Transaction.
In connection with Centerview’s services as the financial advisor to the Exscientia Board, Exscientia has agreed to pay Centerview a fee based on a percentage of the total fair market value of all securities payable to Exscientia’s shareholders pursuant to the terms of the Transaction Agreement as of the closing. Centerview estimated such fee to equal $15.5 million as of August 8, 2024, based on the closing price for Recursion Shares on August 7, 2024, $2 million of which was payable upon the rendering of Centerview’s opinion and the remainder of which is payable contingent upon consummation of the Transaction. In addition, Exscientia has agreed to reimburse certain of Centerview’s expenses arising, and to indemnify Centerview against certain liabilities that may arise, out of Centerview’s engagement.

Certain Unaudited Financial Forecasts
Cautionary Note About the Forecasts
The unaudited prospective financial information described in this joint proxy statement, including the Exscientia-Prepared Risk Adjusted Forecasts for Exscientia, the Exscientia-Prepared Non-Risk Adjusted Forecasts for Exscientia, the Exscientia-Prepared Forecasts for Recursion, the Recursion-Prepared Risk Adjusted Forecasts for Exscientia, and the Cost Synergies summarized below (such unaudited prospective financial information, collectively, the “Forecasts”) were prepared by Exscientia management and Recursion management, as applicable and as described below, based on certain estimates and assumptions with respect to general business, economic, competitive, regulatory, reimbursement and other market and financial conditions and other future events, all of which are difficult to predict and many of which are beyond Exscientia’s or Recursion’s control. As a result, there can be no assurance that the Forecasts will necessarily be reflective of actual future trends or results for Exscientia, Recursion or the combined company, including the future market for Exscientia’s or Recursion’s product candidates.
The Forecasts, while necessarily presented with numerical specificity, were based on numerous variables and financial, operating and commercial assumptions, developed solely using the information available to Exscientia and Recursion, as applicable, at the time, that were inherently uncertain. Important factors that may affect actual results and cause the Forecasts not to be achieved include: (1) the pursuit or success of preclinical studies and/or clinical trials (including funding for such studies or trials, anticipated patient enrollment, clinical outcomes and related timing and costs); (2) regulatory approvals and related timelines; (3) the timing of launch of commercial sales of product candidates, if approved; (4) the market acceptance of potential products and product candidates; (5) development of potential products and product candidates for different indications; (6) risks associated with the development of product candidates in combination with other therapies; (7) the impact of competitive products and pricing; (8) the effect of regulatory actions; (9) the availability of collaboration, partnership, licensing or other relevant arrangements on favorable terms or at all; (10) the ability to establish and maintain intellectual property protection for products or avoid or defend claims of infringement; (11) uncertainties in contractual relationships, including collaborations, partnerships, licensing or other relevant arrangements, and the performance of third-party suppliers and manufacturers; (12) the effect of global economic conditions and conditions in the biotechnology industry; (13) conditions in the financing markets and access to sufficient capital; (14) changes in applicable laws, rules and regulations; (15) accuracy of certain accounting assumptions; (16) risks that the Transaction disrupts each company’s current plans and operations; (17) diversion of the attention of the respective management teams of Recursion and Exscientia from their respective ongoing business operations; (18) the ability of either Recursion, Exscientia or the combined company to retain key personnel; (19) with respect to the Cost Synergies, the ability to realize the benefits of the Transaction; and (20) other risk factors described in Exscientia’s Annual Report on Form 20-F for the fiscal year ended December 31, 2023, Recursion’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, Recursion’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2024 and June 30, 2024, Recursion’s Current Report on Form 8-K, filed with the SEC on September 3, 2024, and subsequent Current Reports on Form 6-K and Form 8-K, respectively, as well as the sections entitled “Cautionary Note Concerning Forward-Looking Statements” and “Risk Factors” in this joint proxy statement.
The Forecasts also reflect assumptions as to certain business decisions that are subject to change. In addition, the Forecasts do not take into account any circumstances or events occurring after the date that they were prepared, including the announcement of the Transaction, and, except as specified with respect to the Cost Synergies, do not give effect to the Transaction, including any changes to Exscientia’s or Recursion’s operations or strategy that may be implemented following consummation of the Transaction or to any costs incurred in connection with the Transaction. The Forecasts constitute forward-looking information. As a result, there can be no assurance that the Forecasts will be realized, and actual results may be materially better or worse than those contained in the Forecasts. The Forecasts cover multiple years, and such information by its nature becomes less predictive with each successive year.
The Forecasts are not included in this joint proxy statement to influence any decision on whether to vote in favor of the Transaction or any other proposal presented at the Exscientia Shareholder Meetings or the Recursion Special Meeting but rather are included in this joint proxy statement to give Exscientia shareholders and Recursion stockholders access to certain non-public information that was provided to the Exscientia Board, the Recursion Board, and Exscientia’s and Recursion’s respective financial advisors as applicable and for the purposes described below. The inclusion of the Forecasts in this joint proxy statement should not be regarded as an indication that Exscientia, Recursion or any of their respective directors, officers, employees, affiliates, advisors or representatives, or any other person, considered or consider the Forecasts to be necessarily predictive of actual future events or to be material, and the Forecasts should not be relied upon as such or construed as financial guidance.
The Forecasts may differ from publicly available analyst estimates. None of Exscientia, Recursion or any of their respective directors, officers, employees, affiliates, advisors or representatives, or any other person, assumes any responsibility for differences, which may be material, in the actual financial performance of Exscientia or Recursion or the combined company relative to the financial performance of Exscientia, Recursion or the combined company as estimated in the Forecasts. Investors should evaluate the Forecasts, if at all, in conjunction with Exscientia’s and Recursion’s respective historical financial statements and other information regarding Exscientia and Recursion contained in their respective public filings with the SEC. The Forecasts may not be comparable with Exscientia’s or Recursion’s respective historical operating data as a result of the assumptions utilized in preparing such information. Exscientia and Recursion do not intend to make publicly available any update or other revision to the Forecasts, except as otherwise required by law. Moreover, Exscientia and Recursion do not intend to update or otherwise revise the Forecasts to reflect circumstances existing after the date when made or to reflect the occurrence of future events, even in the event that any or all of the assumptions underlying the Forecasts are no longer appropriate. Exscientia and Recursion may have reported, and may continue to report, results of operations for periods included in the Forecasts that were or will be completed following the preparation of the Forecasts. Investors are urged to refer to Exscientia’s and Recursion’s respective filings with the SEC for information on actual historical results.
None of Exscientia, Recursion or any of their respective directors, officers, employees, affiliates, advisors or representatives, or any other person has made or makes any representation or warranty to any Exscientia shareholder, Recursion stockholder or other person regarding the ultimate performance of Exscientia or Recursion compared to the information contained in the Forecasts or that the Forecasts will be achieved. None of Exscientia or Recursion, or any of their respective directors, officers, employees, affiliates, advisors or representatives, or any other person, has made any representation to the other party, in the Transaction Agreement or otherwise, concerning the Forecasts. The Forecasts are subjective in many respects and are thus subject to interpretation.
The Forecasts were not prepared with a view toward compliance with published guidelines of the SEC or the guidelines established by the American Institute of Certified Public Accountants for preparation or presentation of prospective financial information. In addition, the Forecasts described in this joint proxy statement have been prepared by Exscientia management and Recursion management, as applicable and as described below, and is the responsibility of Exscientia management and Recursion management, as applicable. PricewaterhouseCoopers LLP (Recursion’s and Exscientia’s independent registered public accounting firms) have not audited, reviewed, examined, compiled nor applied agreed-upon procedures with respect to the Forecasts or any other prospective financial information and, accordingly, PricewaterhouseCoopers LLP have not expressed an opinion or any other form of assurance with respect thereto. The PricewaterhouseCoopers LLP reports incorporated by reference in this document relates to Recursion’s and Exscientia’s previously issued financial statements, as applicable. They do not extend to the Forecasts or any other prospective financial information and should not be read to do so.
The Forecasts were not prepared with a view toward public disclosure or complying with IFRS or GAAP. Certain of the financial measures included in the Forecasts could be considered non-IFRS or non-GAAP financial measures; these are financial performance measures that are not calculated in accordance with IFRS or GAAP. Non-IFRS and non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with IFRS or GAAP, and non-IFRS and non-GAAP financial measures as used by Exscientia or Recursion may not be comparable to similarly titled measures used by other companies. The financial measures included in the Forecasts are not subject to SEC rules regarding disclosures of non-IFRS or non-GAAP financial measures, which would otherwise require a reconciliation of a non-IFRS or non-GAAP financial measure to an IFRS or GAAP financial measure. Reconciliations of non-IFRS or non-GAAP financial measures were not provided to or relied upon or used by the Exscientia Board, the Recursion Board, or Exscientia’s or Recursion’s respective financial advisors.
The Forecasts were based on assumptions about Exscientia’s and Recursion’s continued operation as standalone, publicly-traded companies, including with respect to the continued research, development and commercialization of Exscientia’s and Recursion’s respective existing product candidates as well as future pipeline programs, while also accounting for risk and probability adjustments reflecting assessments as to the probability of success of Exscientia’s and Recursion’s respective pipeline programs as of the time such Forecasts were prepared. The Forecasts include assumptions regarding asset-specific probabilities of technical and regulatory success, timing of the clinical development plan, indications to be pursued, timing of commercial launch, sales ramp, market size, market share, peak sales, relative positioning versus competition, potential future royalty, upfront and milestones payments from licensing arrangements, market exclusivity, estimated costs and expenses, effective tax rate and utilization of net operating losses and research and development credits, the impact of assumed future equity raises to be conducted by Exscientia or Recursion in order to pursue global development and global commercialization of their respective product candidates on a standalone basis, as applicable, and other relevant factors related to Exscientia’s and Recursion’s respective long-range operating plans, as well as future economic, competitive and regulatory conditions and financial market conditions, all of which are highly uncertain, difficult or impossible to predict and many of which are beyond Exscientia’s and Recursion’s control. The foregoing is a summary of certain key assumptions and does not purport to be a comprehensive or exhaustive overview of all metrics and assumptions included or reflected in the Forecasts.
In light of the foregoing factors and the uncertainties inherent in the Forecasts, Exscientia shareholders and Recursion stockholders are cautioned not to place undue reliance on the Forecasts or any other forward-looking information included in this section of this joint proxy statement.
The Exscientia-Prepared Forecasts
Exscientia does not, as a matter of course, publicly disclose financial forecasts or projections as to future revenues or other results of its operations given, among other reasons, the uncertainty, unpredictability and subjectivity of the underlying assumptions and estimates. However, in connection with the evaluation of the Transaction, Exscientia management prepared (1) certain non-public, unaudited prospective financial information for Exscientia on a standalone basis for the fiscal years ending December 31, 2024 through December 31, 2049, which were prepared for purposes of preparing the Exscientia-Prepared Risk Adjusted Forecasts for Exscientia and assuming that all of Exscientia’s existing drug product candidates as well as future pipeline programs are successfully developed and commercialized (the “Exscientia-Prepared Non-Risk Adjusted Forecasts for Exscientia”); (2) certain non-public, unaudited prospective financial information for Exscientia on a standalone basis for the fiscal years ending December 31, 2024 through December 31, 2049 (the “Exscientia-Prepared Risk Adjusted Forecasts for Exscientia”); and (3) certain non-public, unaudited prospective financial information for Recursion on a standalone basis for the fiscal years ending December 31, 2024, through December 31, 2049 (the “Exscientia-Prepared Forecasts for Recursion”).
The Exscientia-Prepared Non-Risk Adjusted Forecasts for Exscientia were prepared by Exscientia management for purposes of preparing the Exscientia-Prepared Risk Adjusted Forecasts for Exscientia, and were also provided by Exscientia to Recursion for purposes of Recursion’s due diligence review of Exscientia. Recursion did not receive or review the Exscientia-Prepared Risk Adjusted Forecasts for Exscientia.
The Exscientia-Prepared Forecasts for Recursion were prepared by Exscientia management based on, among other things, the assumptions described above, the due diligence Exscientia conducted on Recursion, publicly available forecasts of Recursion’s future performance by certain independent financial analysts, and Exscientia management’s view of the risks and opportunities facing Recursion. Recursion did not receive, review or provide input specifically for the preparation by Exscientia management of the Exscientia-Prepared Risk Adjusted Forecasts for Exscientia or the Exscientia-Prepared Forecasts for Recursion.
The Exscientia-Prepared Risk Adjusted Forecasts for Exscientia and the Exscientia-Prepared Forecasts for Recursion were presented to the Exscientia Board in connection with its consideration of the Transaction, and were provided to Centerview and, at the instruction and with the approval of the Exscientia Board, were relied upon and used by Centerview in connection with rendering its opinion to the Exscientia Board and performing the related financial analyses as described in the section of this joint proxy statement captioned

“— Opinion of Exscientia’s Financial Advisor” and were the only financial projections with respect to Exscientia and Recursion used by Centerview in performing such financial analyses. As described in the section of this joint proxy statement captioned “— Opinion of Exscientia’s Financial Advisor”, Centerview assumed that the Exscientia-Prepared Risk Adjusted Forecasts for Exscientia and the Exscientia-Prepared Forecasts for Recursion were reasonably prepared on bases reflecting the best then-available estimates and judgments of Exscientia management as to the matters covered thereby and relied on Exscientia management’s assessments as to the validity of, and risks associated with, Exscientia’s and Recursion’s product candidates.
Centerview did not rely upon or use the Exscientia-Prepared Non-Risk Adjusted Forecasts for Exscientia in connection with rendering its opinion to the Exscientia Board and performing the related financial analyses as described in the section of this joint proxy statement captioned “— Opinion of Exscientia’s Financial Advisor”.

The following table presents a summary of the Exscientia-Prepared Risk Adjusted Forecasts for Exscientia (USD in millions):
	2024E	2025E	2026E	2027E	2028E	2029E	2030E	2031E	2032E	2033E	2034E	2035E	2036E	2037E	2038E	2039E	2040E	2041E	2042E	2043E	2044E	2045E	2046E	2047E	2048E	2049E
Net Revenue(1)	$18	$50	$65	$72	$67	$68	$79	$57	$52	$82	$224	$479	$836	$1,264	$1,683	$1,987	$2,203	$2,383	$2,429	$2,323	$2,007	$1,661	$1,191	$873	$710	$659
Gross Profit(2)	$18	$50	$65	$72	$67	$68	$79	$57	$50	$76	$206	$429	$741	$1,121	$1,494	$1,763	$1,957	$2,122	$2,174	$2,078	$1,801	$1,487	$1,078	$791	$640	$593
EBIT(3)	$(213)	$(179)	$(145)	$(156)	$(183)	$(177)	$(154)	$(116)	$(122)	$(94)	$11	$211	$461	$796	$1,103	$1,328	$1,498	$1,638	$1,685	$1,589	$1,374	$1,131	$799	$571	$443	$406
Unlevered Free Cash Flow(4)	$(195)	$(163)	$(133)	$(148)	$(179)	$(177)	$(154)	$(116)	$(123)	$(97)	$(1)	$161	$368	$657	$927	$1,133	$1,291	$1,419	$1,466	$1,400	$1,229	$1,022	$745	$530	$400	$360

(1)
Represents cash inflows from collaborations and commercialized product sales in each year as opposed to any amounts derived from the application of a GAAP accounting treatment.

(2)
Represents the cost of manufactured commercialized products and potential future outbound royalty payments only, while all other costs related to new and ongoing programs are recorded within separately under R&D expenses.

(3)
EBIT in this context is a non-IFRS and non-GAAP financial measure defined as earnings before interest expenses and taxes recognized on a cash rather than accounting basis.

(4)
Unlevered Free Cash Flow refers to EBIT, less tax expenses (assuming 12.5% tax rate per Exscientia management, excluding the impact of net operating losses and UK R&D tax credits), capital expenditures and changes in net working capital, plus depreciation and amortization.

The following table presents a summary of the Exscientia-Prepared Forecasts for Recursion (USD in millions):
	2024E	2025E	2026E	2027E	2028E	2029E	2030E	2031E	2032E	2033E	2034E	2035E	2036E	2037E	2038E	2039E	2040E	2041E	2042E	2043E	2044E	2045E	2046E	2047E	2048E	2049E
Net Revenue(1)	$30	$48	$51	$238	$511	$1,062	$1,825	$2,342	$2,809	$2,942	$3,022	$2,591	$1,714	$1,415	$1,348	$1,376	$1,042	$950	$719	$667	$664	$656	$642	$627	$627	$627
Gross Profit(2)	$30	$48	$51	$226	$463	$948	$1,614	$2,071	$2,485	$2,603	$2,676	$2,303	$1,531	$1,269	$1,212	$1,239	$943	$861	$653	$606	$602	$594	$580	$565	$565	$565
EBIT(3)	$(373)	$(410)	$(545)	$(406)	$(33)	$537	$1,148	$1,529	$1,859	$1,949	$2,009	$1,720	$1,139	$943	$901	$924	$701	$639	$479	$441	$442	$437	$424	$410	$410	$410
Unlevered Free Cash Flow(4)	$(362)	$(401)	$(530)	$(408)	$(56)	$345	$782	$1,095	$1,349	$1,449	$1,500	$1,335	$943	$738	$683	$692	$560	$488	$381	$335	$331	$327	$318	$307	$308	$308

(1)
Represents cash inflows from collaborations and commercialized product sales in each year as opposed to any amounts derived from the application of a GAAP accounting treatment.

(2)
Represents the cost of manufactured commercialized products and potential future outbound royalty payments only, while all other costs related to new and ongoing programs are recorded within separately under R&D expenses.

(3)
EBIT in this context is a non-IFRS and non-GAAP financial measure defined as earnings before interest expenses and taxes recognized on a cash rather than accounting basis.

(4)
Unlevered Free Cash Flow refers to EBIT, less tax expenses (assuming 25% tax rate per Exscientia management, excluding the impact of net operating losses), capital expenditures and changes in net working capital, plus depreciation and amortization.

The following table presents a summary of the Exscientia-Prepared Non-Risk Adjusted Forecasts for Exscientia shared by Exscientia with Recursion (USD in millions). Exscientia management prepared Exscientia-Prepared Non-Risk Adjusted Forecasts for Exscientia assuming that all of Exscientia’s existing drug product candidates as well as future pipeline programs are successfully developed and commercialized. As is customary in the biotechnology industry, Exscientia management prepared the Exscientia-Prepared Risk Adjusted Forecasts for Exscientia and Recursion management prepared the Recursion-Prepared Risk Adjusted Forecasts for Exscientia by applying risk weightings and other adjustments to the Exscientia-Prepared Non-Risk Adjusted Forecasts for Exscientia to account for the estimated likelihood of successfully developing and commercializing Exscientia’s drug product candidates and to reflect other assumptions described above. None of Exscientia, Recursion or any of their respective directors, officers, employees, affiliates, advisors or representatives believed that the Exscientia-Prepared Non-Risk Adjusted Forecasts for Exscientia summarized below were achievable by Exscientia. The Exscientia-Prepared Non-Risk Adjusted Forecasts for Exscientia were not relied upon or used by Centerview in connection with rendering its opinion to the Exscientia Board and performing the related financial analyses as described in the section entitled “— Opinion of Exscientia’s Financial Advisor” of this joint proxy statement. The Exscientia-Prepared Non-Risk Adjusted Forecasts for Exscientia are included solely for the purpose of giving stockholders information regarding the bases on which the Exscientia-Prepared Risk Adjusted Forecasts for Exscientia and the Recursion-Prepared Risk Adjusted Forecasts for Exscientia were prepared:
	2024E	2025E	2026E	2027E	2028E	2029E	2030E	2031E	2032E	2033E	2034E	2035E	2036E	2037E	2038E	2039E	2040E	2041E	2042E	2043E	2044E	2045E	2046E	2047E	2048E	2049E
Net Revenue(1)	$18	$81	$110	$168	$139	$137	$238	$230	$245	$343	$1,138	$2,372	$4,502	$7,829	$11,377	$14,092	$16,377	$18,555	$19,710	$20,178	$19,023	$17,159	$14,325	$12,137	$10,819	$10,466
Gross Profit	$18	$81	$110	$168	$139	$137	$238	$229	$240	$323	$1,067	$2,159	$4,041	$7,037	$10,231	$12,662	$14,727	$16,723	$17,803	$18,214	$17,167	$15,463	$12,973	$10,981	$9,741	$9,419
EBIT(2)	$(214)	$(148)	$(106)	$(75)	$(158)	$(213)	$(165)	$(179)	$(307)	$(321)	$305	$1,224	$2,731	$5,279	$7,935	$9,908	$11,628	$13,292	$14,150	$14,410	$13,473	$12,107	$10,033	$8,416	$7,316	$7,050

(1)
Represents cash inflows from collaborations and commercialized product sales in each year as opposed to any amounts derived from the application of a GAAP accounting treatment.

(2)
EBIT in this context is a non-IFRS and non-GAAP financial measure defined as earnings before interest and taxes recognized on a cash rather than accounting basis.

The Recursion-Prepared Forecasts
Recursion does not, as a matter of course, publicly disclose financial forecasts or projections as to future revenues or other results of its operations given, among other reasons, the uncertainty, unpredictability and subjectivity of the underlying assumptions and estimates. Recursion management did not prepare, and neither the Recursion Board nor Allen & Company received or reviewed, forecasts for Recursion’s future financial or operating performance in connection with Recursion’s evaluation of the Transaction.
In connection with the Transaction, Recursion management (1) prepared certain non-public, unaudited prospective financial information for Exscientia on a standalone basis for the fiscal years ending December 31, 2024 through December 31, 2049 (the “Recursion-Prepared Risk Adjusted Forecasts for Exscientia”); and (2) estimated to achieve, following the completion of the Transaction, annual run-rate cost savings of approximately $100 million by fiscal year December 31, 2026, increasing to approximately $197 million of annual cost savings by fiscal year ending December 31, 2049, with approximately $30 million of the costs to achieve such cost savings incurred in fiscal year ending December 31, 2025 (the “Cost Synergies”). The Recursion-Prepared Risk Adjusted Forecasts for Exscientia were prepared by Recursion management based on the Exscientia-Prepared Non-Risk Adjusted Forecasts for Exscientia, as adjusted by Recursion management to reflect the results of Recursion’s financial due diligence of Exscientia and Recursion management’s estimates as to Exscientia’s future financial performance on a standalone basis, including based on, among other things, the assumptions described above. The Cost Synergies were prepared by Recursion management based on, among other things, Recursion management’s knowledge of Recursion’s business and operations, the results of Recursion’s financial and operational diligence of Exscientia, and Recursion management’s estimates as to the potential cost savings that could be achieved by Recursion following the Transaction and the estimated costs of achieving those synergies.
The Recursion-Prepared Risk Adjusted Forecasts for Exscientia and the Cost Synergies were presented to the Recursion Board in connection with its consideration of the Transaction. At the direction of the Recursion Board, the Recursion-Prepared Risk Adjusted Forecasts for Exscientia and the Cost Synergies were also provided to Allen & Company and approved by the Recursion Board for Allen & Company’s use and reliance in connection with its financial analyses and opinion as described in the section entitled “—Opinion of Recursion’s Financial Advisor” of this joint proxy statement. The Recursion-Prepared Risk Adjusted Forecasts for Exscientia and the Cost Synergies were not provided to Exscientia or Centerview. For more information on the preparation and use of the Recursion-Prepared Risk Adjusted Forecasts for Exscientia and the Cost Synergies, see the section entitled “— Background of the Transaction” of this joint proxy statement.

The following table presents a summary of the Recursion-Prepared Risk Adjusted Forecasts for Exscientia (USD in millions):
	2024E	2025E	2026E	2027E	2028E	2029E	2030E	2031E	2032E	2033E	2034E	2035E	2036E	2037E	2038E	2039E	2040E	2041E	2042E	2043E	2044E	2045E	2046E	2047E	2048E	2049E
Net Revenue(1)	$18	$75	$79	$118	$94	$73	$30	$161	$128	$98	$225	$412	$685	$1,097	$1,570	$1,999	$2,318	$2,556	$2,609	$2,597	$2,363	$2,062	$1,772	$1,322	$1,080	$976
Gross Profit	$18	$75	$79	$118	$94	$73	$30	$161	$127	$92	$206	$370	$610	$979	$1,404	$1,787	$2,072	$2,288	$2,338	$2,331	$2,118	$1,847	$1,591	$1,191	$972	$878
EBITDA(2)	$(155)	$(77)	$(84)	$(68)	$(123)	$(159)	$(181)	$(69)	$(101)	$(115)	$(23)	$115	$319	$622	$962	$1,279	$1,529	$1,703	$1,734	$1,738	$1,553	$1,319	$1,096	$750	$539	$439
Unlevered Free Cash Flow(3)	$(174)	$(104)	$(105)	$(93)	$(142)	$(179)	$(199)	$(105)	$(122)	$(135)	$(60)	$47	$191	$404	$653	$895	$1,093	$1,231	$1,273	$1,282	$1,165	$996	$827	$583	$404	$315

(1)
Represents cash inflows from collaborations and commercialized product sales in each year as opposed to any amounts derived from the application of a GAAP accounting treatment.

(2)
EBITDA in this context is a non-IFRS and non-GAAP financial measure defined as earnings before interest and taxes recognized on a cash rather than accounting basis (EBIT), plus depreciation and amortization.

(3)
Unlevered Free Cash Flow refers to EBIT, less tax expenses (assuming 25% tax rate per Recursion management), capital expenditures, and changes in net working capital plus depreciation and amortization.

Regulatory and Court Approvals Required for the Transaction
Completion of the Transaction is conditioned on, among other things, (i) clearance under the HSR Act and certain other merger control and foreign investment laws and regulations of non-U.S. jurisdictions , and (ii) the sanction of the Scheme of Arrangement by the Court, in accordance with the Laws of England and Wales, and the Companies Act.

Regulatory Clearances
Under the HSR Act, certain transactions, including the Transaction, may not be completed until certain waiting period requirements have expired or been terminated. The HSR Act mandates that both parties must file a notification with the Federal Trade Commission (“FTC”) and the Antitrust Division of the Department of Justice (“DOJ”). The Transaction cannot be completed until the expiration of a 30-calendar-day waiting period following the parties’ filings of their respective HSR Act notification forms, though this period may be shortened if the reviewing agency grants “early termination,” may be restarted if the acquiring person voluntarily withdraws and re-files its notification form, and may be extended if the reviewing agency issues a “second request.” Recursion and Exscientia filed their notification forms under the HSR Act on August 30, 2024, and therefore the initial 30-day waiting period is scheduled to expire at 11:59 p.m. Eastern Time on September 30, 2024, unless extended or earlier terminated.
In addition, under the Transaction Agreement, completion of the Transaction is conditioned on obtaining required approvals under certain other merger control and foreign investment laws and regulations of non-U.S. jurisdictions compliance with any other regulatory consents set forth under the Transaction Agreement.
Interests of Recursion’s Directors and Executive Officers in the Transaction
Other than with respect to continued service for, employment by and the right to continued indemnification by Recursion, as of the date of this joint proxy statement, Recursion directors and executive officers do not have interests in the Transaction that are different from, or in addition to, the interests of other Recursion stockholders generally. The Recursion Board was aware of and considered these factors, among other matters, in reaching its determination that the terms of the Transaction Agreement and the Transaction are in the best interests of Recursion and its stockholders, approving and declaring advisable the Transaction Agreement and the transactions contemplated thereby, including the Transaction and the issuance of Recursion Shares in connection with the Transaction, and recommending that Recursion stockholders approve the Recursion Share Issuance Proposal. See “— Recommendation of the Recursion Board and Reasons for the Transaction.”
Following the completion of the Transaction, the current members of the Recursion Board are expected to continue as members of the Recursion Board. In addition, pursuant to the Transaction Agreement, Recursion will appoint two members of the Exscientia Board to the Recursion Board. Mr. Gibson, Recursion’s current chief executive officer, is expected to continue as chief executive officer of Recursion following the completion of the Transaction.
Interests of Exscientia’s Directors and Executive Officers in the Transaction
Exscientia’s directors and executive officers may be deemed to have, similar to other transactions of this type, certain interests in the Transaction that may be different from, or in addition to, the interests of the Exscientia shareholders generally. The members of the Exscientia Board were aware of and considered these interests in reaching the determination to approve the Transaction Agreement and recommend to the Exscientia shareholders that they vote to approve the Exscientia Proposals.
Arrangements with Recursion
As of the date of this proxy statement, there are no employment, retention or other agreements between any of Exscientia’s directors or executive officers, on the one hand, and Recursion, on the other hand, and the Transaction is not conditioned upon any of Exscientia’s directors or executive officers entering into any agreement or arrangement with Recursion. However, it is anticipated that David Hallett, Ph.D., Interim Chief Executive Officer & Chief Scientific Officer of Exscientia, will join Recursion as Chief Scientific Officer following the completion of the Transaction, and, subject to Recursion Board approval, the following current Exscientia directors are expected to serve as directors of Recursion, effective as of the Effective Time: [•] and [•].
Treatment of Equity Awards
Exscientia Options and Exscientia RSUs held by Exscientia’s directors and executive officers will be subject to the same treatment as Exscientia Share Options and Exscientia RSUs held by other Exscientia employees and service providers as described in “The Transaction Agreement — Treatment of Equity Awards.” The Exscientia Shares held by Exscientia’s directors and executive officers will be treated in the same manner as outstanding Exscientia Shares held by all other shareholders as described in “The Transaction Agreement — Scheme Deliverables to Exscientia Shareholders.” For information regarding beneficial ownership of Exscientia by Exscientia’s directors and executive officers see “Certain Beneficial Owners of Exscientia Shares.” In addition, as of September 5, 2024, Exscientia’s directors and executive officers held the following unvested Exscientia Options and Exscientia RSUs with respect to Exscientia Shares, which may not be reflected in the information regarding beneficial ownership as described in “Certain Beneficial Owners of Exscientia Shares”: David Hallett, 916,466 Exscientia Options; Ben Taylor, 749,461 Exscientia RSUs, 142,500 Exscientia Options; John Paul Overington, 230,672 Exscientia RSUs; Elizabeth Crain, 22,894 Exscientia RSUs, 22,894 Exscientia Options; Franziska Michor, 46,042 Exscientia RSUs, 46,042 Exscientia Options; and Mario Polywka, 22,894 Exscientia RSUs, 22,894 Exscientia Options.
Retention Awards
Exscientia is authorized to grant retention equity awards under the Exscientia Retention Plan to certain of its executive officers with respect to 50,000 Exscientia Shares, of which 25,000 will be granted to Ben Taylor and 25,000 will be granted to John Paul Overington. The equity awards granted to executive officers under the Exscientia Retention Plan are subject to the same terms and conditions as applicable to other Exscientia employees and service providers as described in “The Transaction Agreement — Exscientia Retention Plan,” provided that Ben Taylor’s award will be in accordance with the terms of Exscientia’s director remuneration policy as described in “Item 6. Directors, Senior Management and Employees” of Exscientia’s Annual Report on Form 20-F for the fiscal year ended December 31, 2023.
Exscientia is authorized to grant cash retention awards to certain of its executive officers in an aggregate amount of $550,000. David Hallett and Ben Taylor will participate in awards (in the amount of $300,000 and $250,000, respectively). The cash retention awards granted to executive officers under the Exscientia Retention Plan are subject to the same terms and conditions as applicable to other Exscientia employees as described in “The Transaction Agreement — Exscientia Retention Plan,” provided that David Hallett and Ben Taylor’s awards will be in accordance with the terms of Exscientia’s director remuneration policy as described in “Item 6. Directors, Senior Management and Employees” of Exscientia’s Annual Report on Form 20-F for the fiscal year ended December 31, 2023.
Severance Entitlements
David Hallett and Ben Taylor are party to executive director employment agreements, and John Paul Overington is party to an executive employment agreement, that provide for certain severance benefits upon a qualifying termination of employment, as described in “Item 6. Directors, Senior Management and Employees” (with respect to David Hallett and Ben Taylor) of Exscientia’s Annual Report on Form 20-F for the fiscal year ended December 31, 2023 and as described herein (with respect to John Paul Overington). Pursuant to their employment agreements, upon a qualifying termination in connection with a change in control, each of David Hallett and Ben Taylor would be entitled to the following severance benefits: (i) continued base salary for up to 12 months (reduced by any base salary payments made in respect of any inactive notice period), (ii) a cash severance payment equal to one times target bonus for the year in which the qualifying termination occurs, (iii) a lump sum cash severance payment equal to any earned but unpaid annual bonus for the year immediately preceding the year in which the qualifying termination occurs, (iv) for up to 12 months and payable in monthly installments, (A) cash payments with respect to health insurance coverage premiums and (B) cash payments with respect to employer pension contributions and (v) full vesting acceleration of all outstanding equity awards. Pursuant to John Paul Overington’s employment agreement, upon a qualifying termination in connection with a change in control, he would be entitled to the following severance benefits: (i) continued base salary for up to 12 months (reduced by any base salary payments made in respect of any inactive notice period), (ii) the full, non-prorated amount of the his annual bonus for the year in which the change in control occurs, to the extent not yet paid, (iii) for up to 12 months and payable in monthly installments, cash payments with respect to health insurance coverage premiums (iv) full vesting acceleration of all outstanding equity awards that are assumed or continued by the acquiring company. The Transaction will constitute a change in control for purposes of each of their employment agreements.

The executive officers are eligible to participate in the severance component of the Exscientia Retention Plan on the same basis as other employees as described in “The Transaction Agreement — Exscientia Retention Plan.”
Exscientia’s executive officers would receive the following estimated value of cash severance payments in the event of a qualifying termination in connection with the Transaction: David Hallett, $1,090,501; Ben Taylor, $897,997; and John Paul Overington, $660,150. The foregoing estimates are based on compensation and benefit levels in effect as of September 13, 2024, and include entitlements under employment agreements and the Exscientia Retention Plan.
Indemnification; Directors’ and Officers’ Insurance
Recursion has agreed, to the fullest extent permitted under applicable law, that all rights to exculpation, indemnification and advancement of expenses for acts or omissions occurring at or prior to the Effective Time, whether asserted or claimed prior to, at or after the Effective Time, existing as of the date of the Transaction Agreement, in favor of the current or former directors or officers of Exscientia or its subsidiaries as provided for in their respective articles of association or other organizational documents or in any agreement or deed of indemnity will survive the Transaction and will continue in full force and effect in accordance with their terms. In addition, for a period of six years following the Effective Time, to the fullest extent permitted under applicable law, Recursion has agreed to (i) cause Exscientia and its subsidiaries to maintain in effect any and all such exculpation, indemnification and advancement of expenses provisions, and (ii) not permit Exscientia or any of its subsidiaries to amend, repeal or otherwise modify any such provisions or any such indemnification agreement or such exculpation, indemnification or advancement of expenses provisions in any manner that would adversely affect the rights thereunder of any individuals who immediately before the Effective Time were current or former directors or officers of Exscientia or any of its subsidiaries.
In addition, for a period of six years following the Effective Time, Recursion has agreed to cause Exscientia and its subsidiaries to maintain in effect the coverage provided by the policies of directors’ and officers’ liability insurance and fiduciary liability insurance in effect as of the date of the Transaction Agreement, by Exscientia and its subsidiaries with respect to matters existing or arising at or before the Effective Time or substitute such policies with a carrier with reasonably comparable credit ratings to the existing carrier of at least the same coverage and amounts and containing terms and conditions that it reasonably considers are no less favorable to the insureds, subject to certain premium thresholds.
Alternatively, Exscientia or Recursion may, prior to the Effective Time, purchase a six-year prepaid “tail policy” providing insurance coverage, benefits and terms no less favorable to the indemnified parties than Exscientia’s existing policies of directors’ and officers’ liability insurance and fiduciary liability insurance with respect to acts or omissions occurring or alleged to have occurred prior to the Effective Time, subject to certain premium thresholds. If such a “tail policy” is purchased, Recursion will have no further obligation to maintain the insurance policies described above. For additional information see “The Transaction Agreement — Indemnification.”
Accounting Treatment
Recursion is expected to account for the Transaction as an acquisition of a business pursuant to ASC 805. Recursion is the accounting acquirer and will record assets acquired and liabilities assumed from Exscientia primarily at their respective fair values at the date of completion of the proposed Transaction. To the extent the fair value of the consideration transferred exceeds the fair value of the assets acquired and liabilities assumed, the excess will be recorded as goodwill. For further information, see the section entitled “Unaudited Pro Forma Combined Financial Information” of this joint proxy statement.
Listing of Recursion Shares / Delisting and Deregistration of Exscientia Shares
Following the consummation of the Transaction, Exscientia ADSs will be delisted from Nasdaq and deregistered under the 1934 Act, Exscientia will no longer be required to file periodic reports with the SEC and the ADS program will terminate.
The Recursion Shares to be delivered in the Transaction will be listed on Nasdaq.

No Appraisal or Dissenter Rights
No appraisal or dissenters’ rights are available to holders of Recursion Shares under the DGCL in connection with the Transaction.
No appraisal or dissenters’ rights are available to holders of Exscientia Shares and Exscientia ADSs under the laws of England and Wales in connection with the Transaction.

THE TRANSACTION AGREEMENT
Explanatory Note Regarding the Transaction Agreement
The following is a summary of certain material terms of the Transaction Agreement and is qualified in its entirety by reference to the complete text of the Transaction Agreement, which is included as Annex A to this joint proxy statement and is incorporated herein by reference in its entirety. This summary is not intended to provide you with any other factual information about Recursion or Exscientia. You are urged to read the Transaction Agreement carefully and in its entirety as well as this joint proxy statement before making any decisions regarding the Transaction.
The Transaction Agreement contains representations and warranties by each of the parties to the Transaction Agreement. These representations and warranties have been made solely for the benefit of the parties to the Transaction Agreement; have been made only for purposes of the Transaction Agreement; have been qualified by certain documents filed with, or furnished to, the SEC by Recursion or Exscientia; have been qualified by confidential disclosures made to Recursion or Exscientia, as applicable, in connection with the Transaction Agreement; are subject to materiality qualifications contained in the Transaction Agreement that may differ from what may be viewed as material by investors; were made only as of the date of the Transaction Agreement, or such other date as is specified in the Transaction Agreement; and have been included in the Transaction Agreement for the purpose of allocating risk between Exscientia, on the one hand, and Recursion, on the other hand, rather than establishing matters as facts.
You should not rely on the representations and warranties or any descriptions thereof as characterizations of the actual state of facts or condition of Recursion or Exscientia any of their respective affiliates or businesses. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Transaction Agreement which subsequent information may or may not be fully reflected in Recursion’s or Exscientia’s public disclosures. Accordingly, the representations and warranties and other provisions of the Transaction Agreement should not be read alone, but instead should be read together with the information provided elsewhere in this joint proxy statement and in the documents incorporated by reference into this joint proxy statement. See “Where You Can Find More Information” beginning on page 196 of this joint proxy statement.
Structure of the Transaction
The Transaction Agreement provides that, at the Effective Time, upon the terms and subject to the satisfaction (or, to the extent legal permissible, waiver) of the conditions to the completion of the Transaction, Recursion will acquire the entire issued and to be issued share capital of Exscientia pursuant to the Scheme of Arrangement under Part 26 of the Companies Act and in accordance with the Laws of England and Wales and the Companies Act. The Scheme Shares will be acquired fully paid, free from all liens (other than transfer restrictions arising under applicable securities laws) and together with all rights at the Effective Time, including voting rights and the right to receive and retain all dividends and other distributions (if any) and any other return of capital.
Closing and Effective Time
Unless otherwise agreed between Recursion and Exscientia, the closing will take place as promptly as practicable (and in any event within two business days) following the satisfaction or (to the extent permitted by applicable law, waiver) of the conditions to the completion of the Transaction (other than those conditions that by their nature are to be satisfied at the closing, but subject to the satisfaction or waiver of such conditions). The date on which the closing actually occurs is referred to as the “closing date”.
The Scheme of Arrangement will become effective upon delivery by Exscientia of the Court Order to the Registrar of Companies in England and Wales.

Board of Directors of Recursion Following Completion of the Transaction
Pursuant to the Transaction Agreement, Exscientia may designate two members of the Exscientia Board, subject to approval of the Recursion Board in compliance with fiduciary duties under applicable law, to serve as members of the Recursion Board following the consummation of the Transaction. Exscientia has designated [•] and [•] to serve as members of the Recursion Board.
Scheme Deliverables to Exscientia Shareholders
Under the Transaction Agreement, at the Effective Time, each Scheme Share shall be transferred from the Scheme Shareholders to Recursion (or as it directs, in the case of the Scheme Shares underlying Exscientia ADSs, to the DR Nominee) in exchange for the Share Deliverable. Because each Exscientia ADS represents a beneficial interest in one Exscientia Share, holders of Exscientia ADSs will be entitled to receive an amount of Recursion Shares equal to the Share Deliverable.
Holders of Scheme Shares and Exscientia ADSs will not receive any fractional shares of Recursion Class A Common Stock in connection with the Scheme of Arrangement or otherwise in connection with the Transaction. Instead, fractional shares to which Scheme Shareholders (other than the Depositary or the Depositary Custodian) would otherwise be entitled will be aggregated and sold in the market by the exchange agent as soon as reasonably practicable following the closing date, with the net proceeds of any such sale (after deduction of the expenses of the sale, including taxes) distributed in cash in due proportion to the fractional shares to which a such holder would otherwise have been entitled, without interest and subject to any required tax withholding. Likewise, fractional shares to which the Depositary (or Depositary custodian) would otherwise be entitled will be substituted with a direct cash payment to the Depositary (or the Depositary custodian), representing the Depositary’s entitlement to a fractional share of Recursion Class A Common Stock valued using the opening price on Nasdaq of a share of Recursion Class A Common Stock on the day on which the Scheme of Arrangement becomes effective (such date, the “Effective Date”).
At the Effective Time, the Scheme Shareholders and holders of Exscientia ADSs will cease to have any rights with respect to the Scheme Shares and Exscientia ADSs, as applicable, except their rights, in accordance with the terms of the Scheme of Arrangement, to receive, in exchange for each Scheme Share or Exscientia ADS so transferred, the Share Deliverable.
If, between the date of the Transaction Agreement, and the Effective Time, the outstanding Exscientia Shares or Recursion Class A Common Stock are changed to, or exchanged for, a different number or class of shares or securities by reason of any stock dividend, bonus issue, scrip dividend, subdivision, reorganization, merger, consolidation, reclassification, redesignation, recapitalization, share split, reverse share split, combination or exchange of shares, or a stock or scrip dividend is declared with a record date within such period, or any similar event occurs (or if the number of Exscientia Shares represented by each Exscientia ADS is changed pursuant to the Deposit Agreement), then the Exchange Ratio and/or Share Deliverable per Exscientia ADS, as applicable, will be appropriately adjusted to provide to Recursion and the Scheme Shareholders the same economic effect as contemplated by the Transaction Agreement prior to such event.
Treatment of Equity Awards
As of [•], 2024, there were time-vesting Exscientia Share Options with respect to [•] Exscientia Shares, performance-vesting Exscientia Share Options with respect to [•] Exscientia Shares, time-vesting Exscientia RSUs with respect to [•] Exscientia Shares and performance-vesting Exscientia RSUs with respect to [•] Exscientia Shares (assuming maximum performance) outstanding.
At the Effective Time, and in compliance with and subject to the terms and limitations set out in the Transaction Agreement:
•
each Assumed Exscientia Option (i.e., each Exscientia Share Option that is outstanding and unexercised as of immediately prior to the Effective Time and that is held by a Continuing Service Provider), will cease to represent a right to acquire Exscientia ADSs or Exscientia Shares, as applicable, and be converted into a Recursion Option on the same terms and conditions (including applicable vesting, exercise and expiration provisions, and subject to the Exscientia Retention Plan) as applied to such Assumed Exscientia Option immediately prior to the Effective Time; provided that: (i) the number of shares of Recursion Class A Common Stock subject to each Recursion Option will be determined by multiplying: (A) the number of Exscientia ADSs or Exscientia Shares, as applicable, underlying such Assumed Exscientia Option immediately prior to the Effective Time by (B) the Exchange Ratio, and rounding such product down to the nearest whole share; and (ii) the per share exercise price for the Recursion Class A Common Stock issuable upon exercise of each Recursion Option will be determined by dividing: (A) the per share exercise price of such Assumed Exscientia Option immediately prior to the Effective Time by (B) the Exchange Ratio, and rounding such quotient up to the nearest whole cent;
•
each Exscientia Share Option that is outstanding and unexercised as of immediately prior to the Effective Time and is not an Assumed Exscientia Option (which includes each Exscientia Share Option that is held by any person who is not a Continuing Service Provider) will automatically by virtue of the Transaction and without further action on the part of the holder thereof, be canceled and converted into the right to receive a number of shares of Recursion Class A Common Stock (rounded down to the nearest whole share of Recursion Class A Common Stock) equal to (i) the product of (A) the number of Exscientia ADSs or Exscientia Shares, as applicable, underlying the portion of such Exscientia Share Option that is vested (including vesting pursuant to the Exscientia Retention Plan) as of immediately prior to the Effective Time, multiplied by (B) the Exchange Ratio, less (ii) a number of shares of Recursion Class A Common Stock equal to the quotient obtained by dividing (A) the sum of the aggregate per share exercise price of such Exscientia Share Option plus applicable tax withholding amount and other authorized deductions arising from the treatment of the Exscientia Share Options pursuant to the Transaction Agreement, by (B) the Recursion Stock Price;

•
each Assumed Exscientia RSU (i.e., each Exscientia RSU that is outstanding and unvested as of immediately prior to the Effective Time and that is held by a Continuing Service Provider) will cease to represent a right to acquire Exscientia ADSs, or Exscientia Shares, as applicable, underlying such award of Assumed Exscientia RSU and be converted into a Recursion RSU on the same terms and conditions (including applicable vesting provisions, and subject to the Exscientia Retention Plan, and once vested, each award of Recursion RSUs will be settled only in shares of Recursion Class A Common Stock) as applied to such award of Assumed Exscientia RSUs immediately prior to the Effective Time; provided that the number of shares of Recursion Class A Common Stock subject to each such award of Recursion RSUs will be determined by multiplying: (i) the number of Exscientia ADSs or Exscientia Shares, as applicable, underlying such award of Assumed Exscientia RSUs immediately prior to the Effective Time by (ii) the Exchange Ratio, and rounding such product down to the nearest whole share; and

•
each award of Exscientia RSUs that is outstanding as of immediately prior to the Effective Time and is not an Assumed Exscientia RSU will, automatically by virtue of the Transaction and without further action on the part of the holder thereof, be canceled and converted into the right to receive a number of shares of Recursion Class A Common Stock (rounded down to the nearest whole share of Recursion Class A Common Stock) equal to (i) the product of (A) the number of Exscientia ADSs or Exscientia Shares, as applicable, underlying the portion of such Exscientia RSU award that is vested immediately prior to the Effective Time and (B) the Exchange Ratio, less (ii) a number of shares of Recursion Class A Common Stock equal to the quotient obtained by dividing (A) the applicable tax withholding amount and other authorized deductions arising from the treatment of the Exscientia RSUs pursuant to the Transaction Agreement, by (B) the Recursion Stock Price.

For purposes of the treatment of Exscientia Share Options and awards of Exscientia RSUs described above, to the extent such an equity award is subject to performance-vesting conditions, such performance-vesting conditions will be deemed achieved at the greater of (i) the target level of achievement of all relevant performance goals in accordance with the applicable award agreement relating thereto or (ii) the actual level of achievement of all relevant performance goals against target as of Exscientia’s fiscal quarter-end immediately preceding the closing in accordance with the applicable award agreement relating thereto and only that portion of such equity award will become a Recursion Option, an award of Recursion RSUs, or the right to receive shares of Recursion Class A Common Stock, as applicable. The remaining portion of such equity award, if any, will be immediately forfeited without payment (solely with respect to the unvested portion).

Exscientia Retention Plan
In connection with the Transaction, Exscientia is authorized to implement the Exscientia Retention Plan pursuant to which the Remuneration Committee of Exscientia may grant retention equity awards under the Exscientia plc 2021 Equity Incentive Plan to its employees and service providers, including executive officers, with respect to up to 2.8 million Exscientia Shares. The retention equity awards will vest in two equal installments, with 50% vesting on each of the first and second anniversaries of the grant date, provided that upon the closing, 75% of each retention equity award will vest (to the extent not yet vested) and the remaining 25% will vest on the first anniversary of the closing, subject in each case to the retention equity award holder’s continued employment through vesting. The retention equity awards will be treated in the same manner as all other Exscientia Share Options and Exscientia RSUs, as described in “— Treatment of Equity Awards.”
In addition, the Remuneration Committee of Exscientia may grant cash retention awards pursuant to the Exscientia Retention Plan to certain employees, including executive officers, in an aggregate amount of $1,615,000. The cash retention awards will vest in full on the earlier of (i) immediately prior to the closing and (ii) the termination date of the Transaction, subject to the cash retention award holder’s continued employment through vesting. The cash retention awards will be payable promptly after vesting or, if earlier, upon the cash retention award holder’s involuntary termination of employment other than for cause, disability or death, subject to the execution of a release of claims.
The Exscientia Retention Plan also includes a severance component. Upon a qualifying termination within the 12-month period following the closing, Exscientia employees, including executive officers, would be eligible to receive the following severance benefits, in addition to the equity award treatment described above: (i) (A) if the employee is located in the United Kingdom, all payments due in lieu of notice pursuant to any Exscientia benefit plan or applicable law, plus one month of then-current base salary or wage rate per year of service (or part thereof of at least six months), for a minimum of three months and up to a maximum of 12 months or (B) if the employee is located outside of the United Kingdom, three months of then-current base salary or wage rate, plus one month of then-current base salary or wage rate per year of service (or part thereof of at least six months, up to a maximum of 12 months); (ii) any unpaid earned bonus or commission with respect to a year or performance period that has ended prior to the qualifying termination; (iii) if the qualifying termination occurs on or before December 31, 2024, a prorated portion of the employee’s annual bonus for 2024; (iv) all accrued but unused paid time off; and (v) for a period of three months following the qualifying termination, career counseling and outplacement services consistent with such benefits provided by Exscientia and its subsidiaries prior to the closing. Any cash severance will be paid in a lump sum promptly following the employee’s execution of a release of claims.
Exchange of Exscientia Shares
Prior to the closing, Recursion will appoint an exchange agent that is reasonably acceptable to Exscientia and enter into an exchange agent agreement with the exchange agent that is reasonably acceptable to Exscientia. At or as promptly as practicable following the Effective Time (and in any event no later than the business day following the Effective Time, if Exscientia provides, by 9:00 a.m., New York City time, on the Effective Date, evidence that the Effective Time has occurred, or if Exscientia provides evidence of the Effective Time after 9:00 a.m., New York City time, on the Effective Date, no later than the second business day after such delivery), Recursion will procure the deposit with the exchange agent for the benefit of the Scheme Shareholders, of certificates or, at Recursion’s option, evidence of Recursion Shares in book-entry form representing the aggregate Share Deliverable. This deposit will include not only the Share Deliverable but also any additional securities or cash payable in respect of or deriving from the Share Deliverable. Recursion will satisfy its obligations with respect to deliverables required to be provided by Recursion to the exchange agent in respect of the Exscientia Shares underlying the Exscientia ADSs held by or on behalf of the Depositary by providing such deliverables directly to the Depositary (or its nominee that is the shareholder of record in respect of such Exscientia Shares (the “Depositary custodian”)).
Prior to the closing, Recursion and Exscientia will establish procedures with the Depositary to ensure that (i) the Depositary (or the Depositary custodian) will promptly deliver the Share Deliverables per Exscientia ADS to each holder of Exscientia ADSs and (ii) (A) any funds payable to holders of Exscientia ADSs in respect of dividends or other distributions payable with respect to Recursion Shares and

(B) Exscientia ADSs will be treated by the Depositary, as closely as reasonably possible, in the same manner as Exscientia Shares are treated by the exchange agent with respect to treatment of fractional shares and other matters specified in the Transaction Agreement and (iii) if reasonably practicable, such Share Deliverables will be delivered directly by Recursion to the Depositary rather than through the exchange agent. If Recursion and Exscientia reasonably deem necessary in furtherance of the establishment of such procedures, Exscientia will enter into one or more amendments to the Deposit Agreement that are reasonably acceptable to the Depositary, Recursion and Exscientia, and Recursion and Exscientia will deliver any certificates and opinions of counsel reasonably requested by the Depositary in connection therewith. The Exscientia ADS holders will bear all fees, charges and expenses that they are required to bear under the Deposit Agreement in connection with the Transaction, the cancellation of the Exscientia ADSs and the receipt of the Share Deliverables per Exscientia ADS. No interest will be paid or accrued on any amount payable in respect of the Exscientia ADSs.
Representations and Warranties
The Transaction Agreement contains representations and warranties by each of Recursion and Exscientia. These representations and warranties have been made solely for the benefit of the parties to the Transaction Agreement; have been made only for purposes of the Transaction Agreement; have been qualified by certain documents filed with, or furnished to, the SEC by Recursion or by Exscientia; have been qualified by confidential disclosures made to Recursion or Exscientia, as applicable, in connection with the Transaction Agreement; are subject to materiality qualifications contained in the Transaction Agreement that may differ from what may be viewed as material by investors; were made only as of the date of the Transaction Agreement or such other date as is specified in the Transaction Agreement; and have been included in the Transaction Agreement for the purpose of allocating risk between Recursion, on the one hand, and Exscientia, on the other hand, rather than establishing matters as facts.
The Transaction Agreement contains representations and warranties of Recursion, on one hand, and Exscientia, on the other hand, regarding, among other things:
•
corporate existence and power;

•
authority relative to the execution, delivery and performance of the Transaction Agreement, and the enforceability of the Transaction Agreement;

•
actions, consents, or filings with governmental authorities;

•
absence of conflicts with, or violations of, organizational documents, any applicable law and other agreements or obligations in connection with the execution, delivery and performance of the Transaction Agreement and the consummation of the Transaction;

•
capital structure;

•
SEC filings and Sarbanes-Oxley Act (and, with respect to Exscientia, UK Company Filings), including with respect to accuracy of information supplied for use in this joint proxy statement;

•
financial statements and financial matters;

•
absence of certain changes and events that would have had, or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect (as defined below) from December 31, 2023;

•
absence of undisclosed liabilities and off-balance-sheet arrangements;

•
the absence of certain material litigation, claims and actions;

•
compliance with applicable laws;

•
certain regulatory matters relating to Recursion’s and Exscientia’s respective activities, products, and operations;

•
material contracts;

•
tax matters;

•
labor, employee compensation and benefits matters;

•
intellectual property, data privacy and information security matters;

•
absence of certain affiliate transactions;

•
the separate opinions of Recursion’s and Exscientia’s financial advisors to the Recursion Board and the Exscientia Board, respectively; and

•
broker’s, finder’s, financial advisor’s or similar fees payable in connection with the Transaction.

In addition, Exscientia has further made representations and warranties regarding, among other things:
•
corporate existence and power of its subsidiaries;

•
permits necessary for the operation of its business;

•
owned and leased real property;

•
environmental matters;

•
compliance with anti-bribery, anti-corruption and anti-money laundering laws;

•
insurance policies; and

•
the inapplicability of anti-takeover laws and regulations to the Transaction.

A “Material Adverse Effect” with respect to Exscientia and its subsidiaries is defined in the Transaction Agreement to mean any event, change, effect, circumstance, fact, development or occurrence that has a material adverse effect on the business, operations or financial condition of Exscientia and its subsidiaries, taken as a whole, excluding any such event, change, effect, circumstance, fact, development or occurrence to the extent resulting from, arising out of or relating to any of the following:
i.
any changes in general U.S. or global economic conditions or other general business, financial or market conditions,

ii.
any changes in conditions generally affecting the industry in which Exscientia or any of its subsidiaries operate,

iii.
fluctuations in the value of any currency,

iv.
any decline, in and of itself, in the market price or trading volume of Exscientia ADSs (except, that any events, changes, effects, circumstances, facts, developments or occurrences giving rise to or contributing to such decline that are not otherwise excluded from the definition of “Material Adverse Effect” may be taken into account in determining whether there has been, or would reasonably be expected to be, a Material Adverse Effect),

v.
regulatory, legislative or political conditions or conditions in securities, credit, financial, debt or other capital markets, in each case in the U.S. or any foreign country,

vi.
any failure, in and of itself, by Exscientia or any of its subsidiaries to meet any internal or published projections, forecasts, estimates or predictions, revenues, earnings or other financial or operating metrics for any period (except that any events, changes, effects, circumstances, facts, developments or occurrences giving rise to or contributing to such failure that are not otherwise excluded from the definition of “Material Adverse Effect” may be taken into account in determining whether there has been, or would reasonably be expected to be, a Material Adverse Effect),

vii.
the execution and delivery of the Transaction Agreement, the public announcement or the pendency of the Transaction Agreement or the pendency or consummation of the transactions contemplated by the Transaction Agreement (including the Transaction), the taking of any action required by the Transaction Agreement (other than, to the extent not excluded by another clause of the definition of “Material Adverse Effect”, Exscientia’s compliance with its covenants regarding its conduct of business prior to the Effective Time, except to the extent that Recursion has unreasonably withheld consent sought by Exscientia under such covenant), or the identity of, or any facts or circumstances relating to, Recursion or any of its subsidiaries, including the impact of any of the foregoing on the relationships, contractual or otherwise, of Exscientia or any of its subsidiaries with governmental authorities, customers, suppliers, partners, officers, employees or other material business relations (except that such factors may be taken into account with respect to any representation or warranty that addresses the consequences of the execution, delivery or performance of the Transaction Agreement or the consummation of the Transaction),
viii.
any adoption, implementation, promulgation, repeal, modification, amendment, authoritative interpretation, change or proposal of any applicable law of or by any governmental authority or any recommendations, statements or other pronouncements made, published or proposed by professional medical organizations,

ix.
any changes or prospective changes in IFRS (or authoritative interpretations thereof),

x.
geopolitical conditions, the outbreak or escalation of hostilities, civil or political unrest, any acts of war, sabotage, cyberattack or terrorism, or any escalation or worsening of the foregoing,

xi.
any epidemic, pandemic, or other outbreak of illness or public health event, any hurricane, earthquake, flood, calamity or other natural disasters, acts of God or any change resulting from weather conditions (or any worsening of any of the foregoing), and

xii.
any claims, actions, suits or proceedings arising from allegations of a breach of fiduciary duty or violation of securities laws, in each case relating to the Transaction Agreement or the Transaction.

However, the matters referred to in clauses (i), (ii), (iii), (v), (viii), (ix), (x) or (xi) may be taken into account (to the extent not excluded by another clause of the definition of “Material Adverse Effect”) to the extent that the impact of any such event, change, effect, circumstance, fact, development or occurrence on Exscientia and its subsidiaries, taken as a whole, is disproportionately adverse relative to the impact of such event, change, effect, circumstance, fact, development or occurrence on companies operating in the industry in which Exscientia and its subsidiaries operate, and then solely to the extent of such disproportionality.
A “Material Adverse Effect” with respect to Recursion is substantially similar to the definition of a Material Adverse Effect with respect to Exscientia.
Covenants Regarding Conduct of Business Pending the Effective Time
Interim operating covenants
As described more specifically in the next two paragraphs, Exscientia has agreed to certain restrictions on the conduct of its business between the date of the Transaction Agreement and the earlier of the Effective Time and the valid termination of the Transaction Agreement. However, these restrictions do not apply to conduct Recursion consents to in writing (which consent may not be unreasonably withheld, conditioned or delayed), conduct required by applicable law or required or expressly contemplated by the Transaction Agreement or to conduct set forth in the confidential disclosures made by Exscientia to Recursion.
Exscientia agreed to, and will cause its subsidiaries to, use commercially reasonable efforts to conduct its business in the ordinary course of business in all material respects and to preserve intact its business organization, keep available the services of its and their present officers and key employees and maintain its existing relations and goodwill with material customers, members, suppliers, licensors, licensees and other third parties with whom it has material business relations.
Exscientia agreed that it will not, and will cause its subsidiaries not to, subject to certain exceptions, among other things, do the following:
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adopt or propose any change to its organizational document or the Deposit Agreement;

•
acquire (including by merger, consolidation, takeover offer, scheme of arrangement or acquisition of securities or assets or by any other means) or authorize or announce an intention to so acquire, or enter into any agreements providing for any acquisitions of, any securities of or other equity interest in or assets comprising a business or division of any person, or otherwise engage in any consolidations or business combinations, except for transactions solely between Exscientia and a wholly owned subsidiary of Exscientia or solely between wholly owned subsidiaries of Exscientia;
•
authorize, declare, set aside, make or pay any dividends or distribution with respect to its shares or other equity securities (including any Exscientia ADS) (other than dividends or distributions made by any wholly owned subsidiary of Exscientia to Exscientia or to any wholly owned subsidiary of Exscientia) or enter into any agreement or arrangement with respect to voting or registration, or file any registration statement with the SEC with respect to any of its shares or other equity securities (other than registration statements on Form S-8);

•
split, combine, consolidate, subdivide, reduce, reclassify or redesignate any of its share capital or other equity securities, or redeem, purchase, cancel or otherwise acquire or offer to acquire any of its share capital or other equity securities, or issue or authorize the issuance of any of its share capital or other equity securities in respect of, in lieu of or in substitution for, shares of its share capital or other equity securities (including any Exscientia ADS) in Exscientia or any subsidiary of Exscientia, except for (i) the acceptance of Exscientia Shares or Exscientia ADSs as payment of the exercise price of Exscientia Share Options or for withholding taxes in respect of Exscientia Share Options, (ii) certain intercompany transactions or (iii) certain actions under the Deposit Agreement;

•
amend any term or alter any rights of any of the outstanding Exscientia Shares or other equity securities of Exscientia;

•
issue, deliver, grant, sell, pledge, dispose of, charge, mortgage or encumber, or authorize the issuance, delivery, grant, sale, pledge, disposition, charging, mortgaging or encumbrance of, any shares, voting securities or other equity securities (including any Exscientia ADS) in Exscientia or any subsidiary of Exscientia or any securities or equity securities (including any Exscientia ADS) or take any action to cause to be exercisable or vested any otherwise unexercisable or unvested Exscientia Share Options under any existing Exscientia stock plan (except as otherwise provided by the terms of any Exscientia employee plan or pursuant to the Exscientia Retention Plan), other than (i) issuances or grants of Exscientia Shares, Exscientia ADSs or other securities as required pursuant to equity awards or obligations under Exscientia employee plans outstanding as of the date of the Transaction Agreement in accordance with the terms of the applicable Exscientia employee plan in effect as of such date or granted after such date and not in violation of the Transaction Agreement, (ii) sales of Exscientia Shares or Exscientia ADSs pursuant to the exercise of Exscientia Share Options if necessary to effectuate an optionee direction upon exercise or pursuant to the settlement of Exscientia Share Options in order to satisfy tax withholding obligations, (iii) certain intercompany transactions or (iv) certain actions under the Deposit Agreement;

•
except as required by any Exscientia employee plan as in existence as of or established after the date of the Transaction Agreement not in contravention of the provisions of the Transaction Agreement or pursuant to the Exscientia Retention Plan, (i) amend or agree to amend the terms and conditions of employment, engagement or appointment of, including increasing the compensation or benefits payable or to become payable to, any of its directors, executive officers, employees or other service providers, (ii) grant or pay or commit to grant or pay to any of its directors, executive officers, or employees any bonuses, incentive compensation, retention awards or severance or termination pay, (iii) establish, adopt, enter into, amend in any material respect or terminate any collective bargaining agreement (or any similar agreement, arrangement or commitment) with or to any labor organization, labor or trade union, works council, staff association or other employee representative body or any material Exscientia employee plan or recognize (or take any step to recognize, including by negotiating with, or with any representative of) any labor organization, labor or trade union, works council, staff association or other employee representative body, (iv) take any action to amend or waive any performance or vesting criteria or accelerate vesting, exercisability or funding under any Exscientia employee plan, (v) terminate, or give notice to terminate, the employment of any director or employee at the level of vice president or above, in each case, of Exscientia or any of its subsidiaries (a “senior employee”), other than for cause, (vi) hire or promote any new senior employees other than to replace any departed employee, provided that such hired or promoted employee is provided with compensation terms that are substantially similar to the terms of the departed employee’s employment with Exscientia immediately prior to his or her departure, (vii) provide any funding for any rabbi trust or similar arrangement, (viii) other than any contract to renew or otherwise continue an existing relationship with a professional employer organization as of the date of the Transaction Agreement, enter into a contract or relationship with a professional employer organization or (ix) form or otherwise establish any employing entity in any country that does not currently have an employing entity, unless necessary to continue and maintain Exscientia’s day-to-day business operations;
•
liquidate (completely or partially), wind up, dissolve, place into administration or receivership, enter into any voluntary arrangement or other compromise with creditors, restructure, recapitalize or effect any other reorganization (including any restructuring, recapitalization or reorganization between or among any of Exscientia or its subsidiaries), or adopt any plan or resolution, or take any other action providing for any of the foregoing other than the winding up and dissolution of dormant subsidiaries of Exscientia;

•
make any loans, advances or capital contributions to, or investments in, any other person, except for (i) certain intercompany transactions, (ii) advances for reimbursable employee expenses in the ordinary course of business consistent with past practice or (iii) the extension of trade credit in the ordinary course of business consistent with past practice;

•
sell, lease, license, assign, abandon, permit to lapse, transfer, exchange, swap or otherwise dispose of, or subject to any lien (other than permitted liens), any of its material properties, rights or assets (including shares in the capital of Exscientia or its subsidiaries), except (i) dispositions of obsolete or worthless equipment, supplies, inventory, merchandise, products or other assets in the ordinary course of business consistent with past practice, (ii) licenses required under any material contract of Exscientia in accordance with the terms of that Exscientia material contract in effect as of the date of the Transaction Agreement and non-exclusive licenses of intellectual property of Exscientia to service providers, consultants, contractors or vendors entered into for the provision of services to or for the benefit of Exscientia or any of its subsidiaries, in the ordinary course of business or (iii) pursuant to certain intercompany transactions;

•
enter into or become bound by, or amend, modify, terminate or waive any contract related to the acquisition or disposition or grant of any license with respect to material intellectual property rights, other than amendments, modifications, terminations or waivers in the ordinary course of business consistent with past practice, or otherwise encumber any material intellectual property of Exscientia (including by the granting of any covenants, including any covenant not to sue or covenant not to assert), other than licenses required under any Exscientia material contract in effect as of the date of the Transaction Agreement in accordance with the terms of that Exscientia material contract and non-exclusive licenses of intellectual property of Exscientia (other than patents on a stand-alone basis) to service providers, consultants, contractors or vendors entered into for the provision of services to or for the benefit of the Exscientia or any of its subsidiaries in the ordinary course of business;

•
enter into certain categories of specified material contracts, or materially modify, materially amend, extend or terminate (other than non-renewals or auto-renewals occurring in the ordinary course of business consistent with past practice or termination at the end of the contract term in accordance with the terms of the contract) any such specified material contract, or waive, release or assign any material rights or claims thereunder;

•
except as would not be adverse to Exscientia or any of its subsidiaries in any material respect with respect to a contract when viewed in the context of the benefits received by Exscientia and its subsidiaries as a result, enter into any Exscientia material contract (including by amendment of any contract that is not an Exscientia material contract such that such contract becomes an Exscientia material contract) that is not a specified material contract, or materially modify, materially amend, extend or terminate (other than non-renewals or auto-renewals occurring in the ordinary course of business consistent with past practice or termination at the end of the contract term in accordance with the terms of the contract) any Exscientia material contract that is not a specified material contract, or waive, release or assign any material rights or claims thereunder, in each case, other than in the ordinary course of business consistent with past practice;

•
make any capital expenditures, enter into agreements or arrangements providing for expenditures or otherwise commit to do so except (i) in amounts not to exceed 120% of Exscientia’s capital budget provided to Recursion prior to signing the Transaction Agreement in the aggregate or (ii) in connection with the repair or replacement of facilities, properties or assets destroyed or damaged due to casualty or accident;

•
waive, release, assign, compromise or settle any proceeding, other than the compromise or settlement of any proceeding that is not brought by a governmental authority and that: (i) is for an amount not to exceed, for any such compromise or settlement individually, $1,200,000 or in the aggregate, $3,000,000 (ii) does not impose any injunctive relief on Exscientia or its subsidiaries (other than customary confidentiality and de minimis contractual obligations that are incidental to an award of monetary damages) and does not involve the admission of wrongdoing by Exscientia, any subsidiary of Exscientia or any of their respective officers or directors and (iii) does not provide for the license of any material intellectual property rights or the termination or modification or amendment of any license of material intellectual property of Exscientia;

•
make any material change in financial accounting policies, practices, principles or procedures or any of its methods of reporting income, deductions or other material items for financial accounting purposes, except as required by IFRS or applicable law;

•
make, change or revoke any material tax election, adopt or change any tax accounting period or material method of tax accounting, amend any material tax return, file any material tax return that is materially inconsistent with a previously filed tax return of the same type for a prior taxable period, settle or compromise any material liability for taxes or any tax proceeding relating to a material amount of taxes, enter into any advance pricing agreement or “closing agreement” within the meaning of Section 7121 of the Code (or any similar provision of state, local or non-U.S. law), request any ruling from any taxing authority, (other than a ruling requested in connection with the Transaction that is not inconsistent with the Transaction Agreement, provided that the Exscientia has notified Recursion of such ruling request, provided Recursion with a written copy of the proposed ruling request for its review and comment, and considered in good faith any reasonable comments received from Recursion), assume any liability for a material amount of taxes of any other person by contract (other than tax indemnification provisions in ordinary course commercial agreements that are not primarily related to taxes), change its jurisdiction of tax residence or request or otherwise agree to an extension or waiver of the statute of limitations with respect to a material amount of taxes;

•
incur, assume, guarantee, endorse or otherwise become liable for or modify in any material respects the terms of any indebtedness or any derivative financial instruments or arrangements (including swaps, caps, floors, futures, forward contracts and option agreements) or issue or sell any debt securities or calls, options, warrants or other rights to acquire any debt securities (directly, contingently or otherwise), except for (i) intercompany debt, (ii) currency derivatives in the ordinary course of business consistent with past practice and not for speculative purposes and (iii) the incurrence of indebtedness in the ordinary course of business in an amount at any time outstanding not to exceed $3,000,000 in the aggregate;

•
redeem, repurchase, defease or prepay any indebtedness for borrowed money or any derivative financial instruments or arrangements (including swaps, caps, floors, futures, forward contracts and option agreements), except (i) at maturity or expiration of the applicable term, (ii) the termination and settlement of currency derivatives entered into in the ordinary course of business consistent with past practice and not for speculative purposes and (iii) intercompany debt;

•
enter into any transactions or contracts with any affiliate or other person that would be required to be disclosed by Exscientia under Item 404 of Regulation S-K of the SEC other than any actions permitted by the clauses of these covenants applicable to employee compensation and employee equity awards;

•
other than in the ordinary course of business consistent with past practice, (i) acquire or agree to acquire any real property or enter into any or agree to enter into, any lease or sublease of real property, (ii) sell, assign, dispose of, surrender or exercise any right to terminate, or agree to sell, assign, dispose of, surrender or exercise any right to terminate, any lease or sublease of real property,

(iii) materially modify or amend or exercise any right to renew any lease, or waive any material term or condition thereof or grant any material consents thereunder, in each case, except as would not be adverse to Exscientia or its subsidiaries in any material respect with respect to the lease when viewed in the context of the benefits received by Exscientia and its subsidiaries as a result, or (iv) grant or otherwise create or consent to the creation of any material easement, covenant, restriction, assessment or charge affecting any real property leased by Exscientia or any subsidiary of Exscientia, or any interest therein or part thereof (other than a permitted lien);
•
adopt or otherwise implement any shareholder rights plan, “poison-pill” or other comparable agreement with respect to Recursion or any of its subsidiaries;

•
other than where required under an Exscientia material contract existing on the date of the Transaction Agreement, (i) commence, alone or with any third party, the initiation of any clinical study that has not been disclosed to Recursion or its representatives prior to such date or the initiation of a new part or a new phase of an already ongoing study, (ii) unless required by any governmental authority or, subject to prior consultation in good faith with Recursion (to the extent permitted by applicable law), for health or safety reasons, discontinue, terminate or suspend any ongoing material research program or clinical study, or (iii) unless required by any governmental authority or, subject to prior consultation in good faith with Recursion (to the extent permitted by applicable law), for health or safety reasons, make any material restrictions to any ongoing material clinical study, in each case, relating to Exscientia’s platform or an Exscientia internal drug product candidate; or

•
agree or authorize, in writing or otherwise, to take any of the foregoing actions.

As described more specifically below, Recursion also agreed to certain restrictions on the conduct of its businesses between the date of the Transaction Agreement and the earlier of the Effective Time and the termination of the Transaction Agreement. However, these restrictions do not apply to conduct Exscientia consents to in writing (which consent shall not be unreasonably withheld, conditioned or delayed), conduct required by applicable law or required or expressly contemplated by the Transaction Agreement or to conduct set forth in the confidential disclosures made by Recursion to Exscientia.
Recursion will not, and will cause its subsidiaries not to, subject to certain exceptions, take the following actions:
•
adopt or propose any change to Recursion’s organizational documents;

•
acquire (including by merger, consolidation, takeover offer, scheme of arrangement or acquisition of securities or assets or by any other means) or authorize or announce an intention to so acquire, or enter into any agreements providing for any acquisitions of, any securities of or other equity interest in or assets comprising a business or division of any person, in each case for cash consideration, except (i) for transactions solely between Recursion and a wholly owned subsidiary of Recursion or solely between wholly owned subsidiaries of Recursion or (ii) any such acquisition involving cash payments not exceeding, individually or in the aggregate, $50,000,000;

•
authorize, declare, set aside, make or pay any dividends or distribution with respect to its shares or other equity securities (whether in cash, assets, shares or other securities of Recursion or any of its subsidiaries) (other than dividends or distributions made by any wholly owned subsidiary of Recursion to Recursion or to any wholly owned subsidiary of Recursion);

•
split, combine, consolidate, subdivide, reduce, reclassify or redesignate any of its share capital or other equity securities, or redeem, purchase, cancel or otherwise acquire or offer to acquire any of its share capital or other equity securities, or issue or authorize the issuance of any of its share capital or other equity securities or any other securities in respect of, in lieu of or in substitution for, shares of its share capital or other equity securities in Recursion or any subsidiary of Recursion, except for (i) the acceptance of shares of Recursion Class A Common Stock as payment of the exercise price of options or equity awards and/or the payment of withholding taxes upon exercise or settlement of any such options or awards, or the acceptance or cancelation of shares of Recursion Class B Common Stock upon the conversion or exchange thereof, or (ii) any such transaction involving Recursion and its wholly owned subsidiary or only wholly owned subsidiaries of Recursion;

•
amend any term or alter any rights of any of the outstanding shares of Recursion Shares or other equity securities of Recursion (other than equity securities granted under any Recursion employee plan);

•
issue any shares of capital stock of Recursion or issue any securities convertible into or exchangeable or exercisable for any such shares or other equity securities of Recursion or its subsidiaries, other than (i) issuances or grants of equity awards under Recursion employee plans; provided that any such grants shall not, with respect to each Recursion employee plan, cover a number of shares of Recursion Shares that exceeds the sum of (A) the amount of Recursion Shares that remains reserved, but unissued under such Recursion employee plan as of the date of the Transaction Agreement plus (B) any shares of Recursion Shares automatically added to the share reserve of such Recursion employee plan following the date of the Transaction Agreement pursuant to its terms as in effect on the date of the Transaction Agreement (including with respect to annual “evergreen” and share recycling provisions), (ii) issuances of shares of Recursion Shares or other securities as required pursuant to equity awards or obligations under Recursion employee plans, or upon conversion of, or in exchange for, shares of Recursion Class B Common Stock, (iii) issuances of shares of Recursion Shares not to exceed 20% of the aggregate amount of the shares of Recursion Shares outstanding on the date of the Transaction Agreement in one or more transactions, the primary purpose of which is raising capital; provided that, with respect to this clause (C), (A) prior to (or on) December 31, 2024, Recursion may not issue or sell any such shares in any such transaction at an offering price per share that is less than $6.37 and (B) on or after January 1, 2025, Recursion may not issue or sell in such transactions shares of Recursion Shares that exceed an amount equal to 10% of the aggregate amount of shares of Recursion Shares outstanding on the date of the Transaction Agreement at an offering price per share that is less than $5.73, or (iv) issuances of Recursion Shares not to exceed an amount equal to 20% of the aggregate amount of the shares of Recursion Shares outstanding on the date of the Transaction Agreement in one or more transactions that are part of one or more strategic transactions, the primary purpose of which is not raising capital between Recursion or any of its subsidiaries, on the one hand, and one or more third parties, on the other hand; provided that, with respect to this clause (D), Recursion may not issue or sell shares of Recursion Shares that exceed an amount equal to 10% of the aggregate amount of shares of Recursion Shares outstanding on the date of the Transaction Agreement in such transactions for cash and provided, further, that the per share offering price of such shares issued or sold for cash may not be less than $5.73;

•
liquidate (completely or partially), wind up, dissolve, place into administration or receivership, enter into any voluntary arrangement or other compromise with creditors, restructure, recapitalize or effect any other reorganization, or adopt any plan or resolution, in each case, with respect to Recursion, or take any other action providing for any of the foregoing other than the winding up and dissolution of dormant subsidiaries of Recursion;

•
make any material change in financial accounting policies, practices, principles or procedures or any of its methods of reporting income, deductions or other material items for financial accounting purposes, except as required by U.S. GAAP or applicable law;

•
make, change or revoke any material tax election adopt or change any tax accounting period or material method of tax accounting, amend any material tax return, file any material tax return that is materially inconsistent with a previously filed tax return of the same type for a prior taxable period, settle or compromise any material liability for taxes or any tax proceeding relating to a material amount of taxes, enter into any advance pricing agreement or “closing agreement” within the meaning of Section 7121 of the Code (or any similar provision of state, local or non-U.S. law), request any ruling from any taxing authority (other than a ruling requested in connection with the Transaction that is not inconsistent with the Transaction Agreement, provided that Recursion has notified Exscientia of such ruling request, provided Exscientia with a written copy of the proposed ruling request for its review and comment, and considered in good faith any reasonable comments received from Exscientia), assume any liability for a material amount of taxes of any other person by contract (other than tax indemnification provisions in ordinary course commercial agreements that are not primarily related to taxes), change its jurisdiction of tax residence or request or otherwise agree to an extension or waiver of the statute of limitations with respect to a material amount of taxes;

•
incur, assume, guarantee, endorse or otherwise become liable for or modify in any material respects the terms of any indebtedness or issue or sell any debt securities or calls, options, warrants or other rights to acquire any debt securities (directly, contingently or otherwise), except for (i) for the incurrence of any indebtedness solely among Recursion and its wholly owned subsidiaries or solely among wholly owned subsidiaries of Recursion, (ii) currency derivatives not for speculative purposes, (iii) indebtedness related to lease and property obligations assumed in the ordinary course of business or (iv) the incurrence of indebtedness in an amount at any time outstanding not to exceed $50,000,000 in the aggregate; or

•
agree or authorize, in writing or otherwise, to take any of the foregoing actions.

Restrictions on certain strategic transactions
Until the earlier of the termination of the Transaction Agreement and closing, Recursion and Exscientia each will not, and will cause their respective affiliates not to, acquire, purchase, lease or license or otherwise enter into a transaction with any business that would reasonably be expected to (i) impose any material delay in the satisfaction of, or increase materially the risk of not satisfying the antitrust law-related closing conditions, (ii) materially increase the risk of any governmental authority entering an order prohibiting or enjoining the consummation of the Transaction or (iii) otherwise prevent or materially delay the consummation of the Transaction.
Efforts to Consummate the Transaction
Recursion and Exscientia have each agreed to use reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable law to consummate the Transaction as promptly as reasonably practicable, including (i) preparing and filing all documentation to effect all filings as are necessary, proper or advisable to consummate the Transaction, (ii) obtaining and maintaining all consents from any governmental authority or other third party that are necessary, proper or advisable to consummate the Transaction and comply with the terms and conditions of each such consent (including by supplying as promptly as reasonably practicable any additional information or documentary material that may be requested pursuant to the HSR Act or other applicable antitrust laws or foreign investment laws), (iii) cooperating with each other in their efforts to comply with their obligations under the Transaction Agreement, (iv) defending any legal proceeding brought by any governmental authority or third party challenging the Transaction Agreement or seeking to enjoin, restrain, prevent, prohibit or make illegal the consummation of the Transaction and (v) contesting any order that enjoins, restrains, prevents, prohibits or makes illegal the consummation of the Transaction. These obligations do not apply to the filings with or the consents of the Court to implement the Scheme of Arrangement.
In furtherance of the above obligations, Recursion has agreed to take any and all actions necessary, proper or advisable to cause the expiration or termination of any waiting periods under the HSR Act or any foreign antitrust law or foreign investment law applicable to the Transaction, and the receipt of all consents under applicable foreign antitrust laws or foreign investment law in respect of the Transaction, and to eliminate each and every impediment under any antitrust law or foreign investment law that is asserted by any governmental authority and permit and cause the satisfaction of the closing conditions relating to antitrust laws (and other applicable law and orders from governmental authorities that would prevent or prohibit the completion of the Transaction) as promptly as reasonably practicable and in any event by the end date (as defined below), including proposing, negotiating, committing to and effecting, by consent decree, hold separate order or otherwise, (i) the sale, license, assignment, transfer, divestiture, holding separate or other disposition of any assets, business or portion of business of Exscientia, Recursion or any of their subsidiaries or (ii) any conduct of business restrictions on Exscientia, Recursion or any of their subsidiaries.
Notwithstanding the above, neither Recursion nor any of its respective affiliates will be required to, and Exscientia will not, and will cause its subsidiaries not to, without the prior written consent of Recursion, become subject to, consent to or offer or agree to, or otherwise take any action with respect to, any requirement, condition, limitation, understanding, agreement or order (i) relating to Recursion or any of its subsidiaries or any of their respective assets or businesses that would reasonably be expected to have, individually or in the aggregate, a material adverse effect on Recursion and its subsidiaries, taken as a whole, or (ii) relating to Exscientia or any of its subsidiaries or any of their respective assets or businesses that would reasonably be expected to have, individually or in the aggregate, a material adverse effect on Exscientia and its subsidiaries, taken as a whole; provided, that, if requested by Recursion, Exscientia or its subsidiaries will become subject to, consent to or offer or agree to, or otherwise take any action with respect to, any such requirement, condition, limitation, understanding, agreement or order. In no event will Recursion, Exscientia or any of their respective subsidiaries be required to effect any such requirement, condition, limitation, understanding, agreement or order that is not conditioned upon the consummation of the Transaction.
Efforts to Implement the Scheme of Arrangement
Recursion and Exscientia have agreed to cooperate in the implementation of the Scheme of Arrangement. This cooperation includes, among other responsibilities, the preparation and filing of joint proxy materials with the SEC. These materials will include the joint proxy statement for the Exscientia Shareholder Meetings and the necessary documentation for the Recursion Special Meeting, including the approval of the issuance of Recursion Class A Common Stock as part of the transaction.
Recursion and Exscientia will cooperate in preparing any documents to be submitted to the Court in connection with the Scheme of Arrangement. This may involve shared legal counsel, where Exscientia may engage a barrister that serves as counsel to the British crown (“King’s Counsel”) to oversee the implementation of the Scheme, and Recursion may engage its own counsel. Both parties will provide input on legal strategies and documents, with Exscientia informing Recursion of any differing advice from its counsel and discussing any proposed deviations in good faith.
Both parties will make all necessary applications to the Court as promptly as reasonably practicable to facilitate the Scheme of Arrangement.
Recursion and Exscientia will each use their respective reasonable best efforts to cooperate fully and in good faith. They will ensure their subsidiaries and representatives do the same, particularly in:
•
preparing documentation for the Exscientia Shareholder Meetings and Court hearings,

•
convening and holding these meetings,

•
obtaining the Court’s sanction of the Scheme.

These responsibilities are reciprocal between Recursion and Exscientia.
Both Recursion and Exscientia have agreed to hold their respective shareholder and stockholder meetings as soon as reasonably practicable after the date of the Transaction Agreement. They will use commercially reasonable efforts to hold these meetings no later than 40 calendar days after the mailing of the joint proxy materials (including the Scheme Document Annex in the case of Exscientia). Unless the board of directors of either Recursion of Exscientia has effected an adverse recommendation change, each party will use its reasonable best efforts to obtain the necessary shareholder or stockholder approvals.
Notwithstanding the above obligations, and except as required by applicable law or the Court, Recursion and Exscientia may adjourn or postpone their meetings under the following conditions:
•
if requested by the Recursion stockholders or Exscientia shareholders (on a poll) to do so, provided that the adjournment resolution was not proposed, procured, or instigated by or on behalf of either Recursion or Exscientia or their representatives;

•
if necessary to ensure that any required or advisable supplement or amendment to the joint proxy statement is provided to the Recursion stockholders or Exscientia shareholders, or to permit dissemination of material information, with such postponement or adjournment to extend for no longer than the period that the respective boards determine in good faith is reasonably necessary or advisable for evaluation (except that no such postponement or adjournment may be to a date that is after the 10th business day after the date of such disclosure or dissemination unless required by applicable law);

•
if, as of the time for which the Exscientia Court Meeting or the Exscientia General Meeting is scheduled, there are insufficient Exscientia Shares or Recursion Shares represented (either in person or by proxy) to constitute a quorum necessary to conduct the business of the meeting, but only until a meeting can be held at which there are sufficient shares or stock represented to constitute a quorum; or

•
to solicit additional proxies for the purpose of obtaining the required shareholder or stockholder approvals, but only until a meeting can be held at which there are sufficient votes to obtain the relevant approval.

No postponement or adjournment pursuant to the last two bullets above may be for a period of more than 10 business days on any single occasion or, on any occasion, to a date after the earlier of 30 business days after the date on which the meetings were originally scheduled and 15 business days before the end date.
The parties have agreed that any amendment to the Scheme of Arrangement requires prior written consent from the other party. In the event of procedural defects, the parties may agree to implement a new, revised, or renewed Scheme of Arrangement with technical revisions necessary to address the issues, provided these changes do not materially adversely affect the parties or their shareholders.
Recursion’s and Exscientia’s responsibilities in relation to the Scheme of Arrangement continue even after an adverse recommendation change, unless the Transaction Agreement is terminated.
No Solicitation; Change in Board Recommendation
Recursion and Exscientia have agreed that until the earlier of the Effective Time and the valid termination of the Transaction Agreement, they will not, and will cause their subsidiaries and their subsidiaries’ respective representatives not to, subject to certain exceptions, directly or indirectly:
i.
solicit, initiate, participate in, knowingly facilitate, knowingly assist, or knowingly encourage any inquiries regarding, or the making or submission of, any acquisition proposal (as defined below) or any inquiry, indication of interest, proposal, offer, or request that would reasonably be expected to lead to an acquisition proposal;

ii.
(A) enter into, continue, or participate in any discussions or negotiations in respect of any acquisition proposal or any such inquiry, indication of interest, proposal, offer, or request, or (B) furnish to any third party any information in connection with any acquisition proposal or any such inquiry, indication of interest, proposal offer or request;

iii.
enter into or adopt any letter of intent, heads of terms, memorandum of understanding, or similar document, agreement, commitment, or agreement in principle (whether written or oral, binding or nonbinding) with respect to an acquisition proposal other than an acceptable confidentiality agreement;

iv.
recommend, approve, or publicly propose to recommend, adopt or approve any acquisition proposal;

v.
withdraw, or qualify, amend, or modify in a manner adverse to the other party (or publicly propose to do any of the foregoing), the recommendation of the Recursion Board or the Exscientia Board in favor of the approval of the respective shareholder proposals at the required meetings (the “Board Recommendation”), or resolve or agree to take any such action;

vi.
fail to include the Board Recommendation in the joint proxy statement;

vii.
take any action to make any “moratorium,” “control share acquisition,” “fair price,” “supermajority,” “affiliate transactions,” or “business combination statute or regulation” or other similar anti-takeover laws and regulations inapplicable to any acquisition proposal; or

viii.
resolve or agree to do any of the foregoing (any of the foregoing clauses (iv)-(vi) or clause (viii) (to the extent relating to clauses (iv)-(vi)), an “adverse recommendation change”).

An “acquisition proposal” means any indication of interest, proposal, or offer from any person or group, other than the other party to the Transaction Agreement or any of its subsidiaries, relating to any:
•
direct or indirect acquisition (whether in a single transaction or a series of related transactions) of assets of Recursion, Exscientia, or any of their subsidiaries (including securities of subsidiaries) equal to 20% or more of the consolidated assets of the relevant party and its subsidiaries, taken as a whole, or to which 20% or more of the revenues of the relevant party and its subsidiaries, taken as a whole, on a consolidated basis are attributable at such time;

•
direct or indirect acquisition (whether by issuance or transfer and whether in a single transaction or a series of related transactions) of 20% or more of the outstanding voting or equity securities of Recursion or Exscientia (whether by voting power or number of shares);

•
takeover offer, tender offer, or exchange offer that, if completed, would result in such person or group beneficially owning 20% or more of the outstanding voting or equity securities of Recursion or Exscientia (whether by voting power or number of shares); or

•
merger, consolidation, share exchange, scheme of arrangement, business combination, joint venture, reorganization, recapitalization, liquidation, dissolution, or similar transaction or series of related transactions involving Recursion, Exscientia, or any of their subsidiaries pursuant to which persons other than the stockholders or the shareholders of the relevant party immediately preceding such transaction would hold 20% or more of the voting or equity securities in the relevant party or, as applicable, in such surviving, resulting, or ultimate parent entity as a result of such transaction (in each case whether by voting power or number of shares).

The foregoing notwithstanding, if at any time prior to the receipt of the required shareholder approvals, the Recursion Board or the Exscientia Board receives a bona fide written acquisition proposal made after the date of the Transaction Agreement, that has not resulted from a material breach of the relevant obligations in the Transaction Agreement (the “non-solicitation covenant”), the relevant board of directors may, if it determines in good faith, after consultation with its financial advisor and outside legal counsel, that such acquisition proposal is or would reasonably be expected to lead to a superior proposal (as defined below), and after consultation with its outside legal counsel, that the failure to take such action would be inconsistent with its fiduciary duties under applicable law:
•
engage in negotiations or discussions with such third party and its representatives and financing sources; and

•
furnish to such third party and its representatives and financing sources information relating to the relevant party or any of its subsidiaries pursuant to an acceptable confidentiality agreement, a copy of which will be provided to the other party promptly after its execution, so long as all such non-public information is provided or made available to the other party substantially concurrently with the time it is provided or made available to such third party.

A “superior proposal” means any bona fide, written acquisition proposal made after the date of the Transaction Agreement, by any person or group (with all references to “20%” in the definition of acquisition proposal being deemed to be references to “50%”) on terms that the relevant board of directors determines in good faith, after consultation with its financial advisor and outside legal counsel, and taking into account all the terms and conditions of the acquisition proposal that such board of directors considers to be appropriate (including the identity of the person or group making the acquisition proposal and the expected timing and likelihood of consummation, conditions to consummation, and availability of necessary financing (including, if a cash transaction (in whole or in part), the availability of such funds and the nature, terms, and conditionality of any committed financing), is more favorable from a financial point of view to the relevant shareholders than the Transaction, and is reasonably capable of being completed on the terms proposed.
The Transaction Agreement requires that Recursion and Exscientia notify each other as promptly as practicable (but in no event later than 24 hours) after receipt by either party or any of its subsidiaries, or to their knowledge, their representatives, of any acquisition proposal, any inquiry, indication of interest, proposal, or offer that would reasonably be expected to lead to any acquisition proposal, or any request for information relating to the relevant party or its subsidiaries in connection with any of the foregoing. Such notice will be provided in writing and will identify the person(s) making, and the material terms and conditions of, any such acquisition proposal, inquiry, indication of interest, proposal, offer, or request. Recursion and Exscientia will thereafter (i) keep each other reasonably informed, on a reasonably current basis, of any material developments (including material oral communications relating to the terms and conditions of any acquisition proposal) or changes in the status and details of any such acquisition proposal, inquiry, indication of interest, proposal, offer, or request, and (ii) as promptly as practicable (but in no event later than 24 hours after receipt) provide to the other party unredacted copies of any written materials relating to the financial terms or other material terms and conditions of such acquisition proposal, inquiry, indication of interest, proposal, offer, or request exchanged between the relevant party or any of its subsidiaries or representatives and the person(s) making such acquisition proposal or any of its affiliates or its or their representatives.
At any time prior to the receipt of the required shareholder approvals, if the Recursion Board or Exscientia Board receives a bona fide written acquisition proposal made after the date of the Transaction Agreement, that has not resulted from a material breach of the non-solicitation covenant and the relevant board of directors determines in good faith, after consultation with its financial advisor and outside legal counsel, that such acquisition proposal constitutes a superior proposal and, after consultation with its outside legal counsel, that the failure to take such action in response to such superior proposal would be inconsistent with its fiduciary duties under applicable law, the relevant board of directors may, subject to compliance with its obligations under the non-solicitation covenant, (i) make an adverse recommendation change or (ii) terminate the Transaction Agreement in order to enter into a definitive agreement providing for such superior proposal as described in “— Termination of the Transaction Agreement” below, except that (A) the relevant party will first notify the other party in writing at least four business days before taking such action that it intends to take such action, which notice will include an unredacted copy of such proposal and a copy of any financing commitments relating thereto (and, to the extent not in writing, the material terms and conditions thereof and the identity of the person(s) making any such acquisition proposal), (B) the relevant party and its representatives will negotiate in good faith with the other party and its representatives during such four business day notice period, if the other party wishes to negotiate and makes itself reasonably available to do so, to enable the other party to propose revisions to the terms of the Transaction Agreement, (C) upon the end of such notice period, the relevant board of directors will have considered in good faith any revisions to the terms of the Transaction Agreement committed to in a binding written proposal by the other party, and will have determined in good faith, after consultation with its financial advisors and outside legal counsel, that such superior proposal would nevertheless continue to constitute a superior proposal if such revisions proposed by the other party were to be given effect and, after consultation with its outside legal counsel, that the failure to take such action in response to such superior proposal would continue to be inconsistent with its fiduciary duties under applicable law, and (D) in the event of any change, from time to time, to any of the financial terms or any other material terms of such superior proposal, the relevant party will, in each case, deliver to the other party an additional notice, and a new notice period consistent with the foregoing will commence each time, except each such notice period will be two business days (instead of four business days).
Notwithstanding the foregoing restrictions, at any time prior to the receipt of the required stockholder and shareholder approvals, the Recursion Board or the Exscientia Board may make an adverse recommendation change of the type described in clauses (v), (vi) or (viii) (to the extent relating to the foregoing clauses (v) or (vi)) noted above in response to an intervening event (as defined below) if the relevant board of directors determines in good faith, after consultation with its outside legal counsel, that the failure to make such adverse recommendation change would be inconsistent with its fiduciary duties under applicable law.
Prior to making an adverse recommendation change in response to an intervening event, Recursion or Exscientia will:
•
first notify the other party in writing at least four business days before taking such action that it intends to take such action, which notice will include a reasonably detailed description of such intervening event;

•
together with its representatives, negotiate in good faith with the other party and its representatives during such four business day period, if the other party wishes to negotiate and makes itself reasonably available to do so, to enable the other party to propose revisions to the terms of the Transaction Agreement;

•
together with its representatives, provide to the other party and its representatives all applicable information with respect to such intervening event reasonably requested by the other party to permit it to propose revisions to the terms of the Transaction Agreement; and

•
at the end of the notice period, have the relevant board of directors consider in good faith any such revisions to the terms of the Transaction Agreement committed to in a binding written proposal by the other party and determine in good faith, after consultation with its outside legal counsel, that the failure to make such adverse recommendation change in response to such intervening event would continue to be inconsistent with its fiduciary duties under applicable law.

An “intervening event” means any event, change, development, or occurrence that is material to Recursion or Exscientia and their respective subsidiaries (taken as a whole) that (i) was not known or reasonably foreseeable to the relevant board of directors as of or prior to the date of the Transaction Agreement, and (ii) does not relate to or involve (A) any acquisition proposal or any inquiry or communications relating thereto or any matter relating thereto or consequence thereof, (B) any event, change, development, or occurrence relating to or concerning the other party or any of its affiliates, or (C) any change, in and of itself, in the market price or trading volume of shares of Recursion Class A Common Stock or Exscientia ADSs (provided that any events, changes, effects, circumstances, facts, developments, or occurrences giving rise to or contributing to such change that are not otherwise excluded from the definition of intervening event may be taken into account in determining whether there has been, or would reasonably be expected to be, an intervening event).
Indemnification
Recursion has agreed, to the fullest extent permitted under applicable law, that all rights to exculpation, indemnification and advancement of expenses for acts or omissions occurring at or prior to the Effective Time, whether asserted or claimed prior to, at or after the Effective Time, existing as of the date of the Transaction Agreement, in favor of the current or former directors or officers of Exscientia and its subsidiaries as provided for in their respective articles of association, organizational documents or in any agreement or deed of indemnity will survive the Transaction and will continue in full force and effect in accordance with their terms and Recursion further agreed, for a period of six years after the Effective Time, to the fullest extent permitted under applicable law, to cause Exscientia and its subsidiaries to maintain in effect, and not permit to amend, repeal or otherwise modify any exculpation, indemnification and advancement of expenses provisions of the organizational documents of Exscientia and its subsidiaries in effect as of the date of the Transaction Agreement or in any indemnification agreements of Exscientia or its subsidiaries with any of their respective current or former directors or officers in effect as of the date of the Transaction Agreement in any manner that would adversely affect the rights thereunder of any individuals who immediately before the Effective Time were current or former directors or officers of Exscientia or any of its subsidiaries,.
Recursion has agreed to indemnify each current or former director or officer of Exscientia or any of its subsidiaries or each person who has served as a manager, director, officer, member, trustee or fiduciary of another entity if such service was at the request or for the benefit of Exscientia or any of its subsidiaries, in each case, to the fullest extent permitted by law, against any losses in connection with any actual or threatened proceeding, arising out of, relating to or in connection with any action or omission by them in their capacities as such occurring or alleged to have occurred at or before the Effective Time.
For a period of six years after the Effective Time, Recursion will cause to be maintained in effect the coverage provided by the policies of directors’ and officers’ liability insurance and fiduciary liability insurance in effect as of the date of the Transaction Agreement by Exscientia and its subsidiaries with respect to matters existing or arising at or before the Effective Time or substitute such policies with a carrier with reasonably comparable ratings to the existing carrier of at least the same coverage and amounts and containing terms and conditions that Recursion reasonably considers are no less favorable to the insureds; provided that Recursion will not be required to pay annual premiums in excess of 300% of the last annual premium paid by Exscientia prior to the date of the Transaction Agreement in respect of these coverages (the “maximum amount”) and if the quoted premium exceeds the maximum amount Recursion will be required to purchase as much coverage as reasonably practicable for the maximum amount. Alternatively, if Recursion or Exscientia elects, then Recursion or Exscientia, as applicable, may, prior to the Effective

Time, purchase a six-year prepaid “tail policy” providing insurance coverage, benefits and terms no less favorable to the indemnified parties than the current policies of directors’ and officers’ liability insurance and fiduciary liability insurance with respect to acts or omissions occurring or alleged to have occurred prior to the Effective Time; provided that in no event will the cost of such policy exceed the maximum amount and if the quoted premium for the “tail policy” exceeds the maximum amount Recursion or Exscientia, as applicable, will be required to purchase as much coverage as reasonably practicable for the maximum amount.
Employee Benefits Matters
From the closing date of the Transaction until the 12-month anniversary of the closing date (the “Benefits Continuation Period”), Recursion will cause Exscientia to provide to each individual who is employed by Exscientia and its subsidiaries (including those indirectly employed through a professional employer organization or employer of record) immediately prior to the Effective Time and who continues to be employed by Recursion, Exscientia, or any of their respective subsidiaries during the Benefits Continuation Period (collectively, the “Continuing Employees”): (i) an annual base salary or wage rate that is not less than the annual base salary or wage rate provided to such Continuing Employee immediately prior to the Effective Time, (ii) a total annual incentive compensation target opportunity (including both cash and equity-based compensation components) that is no less, in the aggregate, than the total annual incentive compensation target opportunity provided to such Continuing Employee immediately prior to the Effective Time, (iii) severance benefits that are no less favorable than those provided to such Continuing Employee immediately prior to the Effective Time, (iv) leave-related benefits that are no less favorable than those provided to such Continuing Employee immediately prior to the Effective Time, and (v) other employee benefits (including retirement, employee health, AD&D, and life insurance benefits) that are no less favorable in the aggregate to such benefits as provided to such Continuing Employee immediately prior to the Effective Time or as may be required to be provided to such Continuing Employee pursuant to applicable law.
In addition, with respect to any employee benefit plan in which any Continuing Employee first becomes eligible to participate on or after the Effective Time (the “New Exscientia Plans”), Recursion will use commercially reasonable efforts to (i) cause the waiver of all pre-existing condition exclusions and waiting periods with respect to participation and coverage requirements under any New Exscientia Plan that is a health or welfare plan in which such Continuing Employee may be eligible to participate after the Effective Time to the extent satisfied or waived under a comparable Exscientia employee plan, (ii) cause the recognition of service accrued by Continuing Employees prior to the Effective Time for all purposes under any New Exscientia Plan, except for benefit accrual purposes under any defined benefit pension plan, provided that no credit will be given to the extent it would result in the duplication of benefits, and (iii) cause to be credited, in any New Exscientia Plan that is a health or welfare plan in which Continuing Employees participate, any deductibles or out-of-pocket expenses incurred by such Continuing Employee and such Continuing Employee’s beneficiaries and dependents during the portion of the calendar year prior to their participation in the New Exscientia Plan, with the objective that there be no double counting during the first year of eligibility of such deductibles or out-of-pocket expenses.
Effective as of no later than the day immediately preceding the closing date, Exscientia and its subsidiaries will terminate any and all employee plans intended to be qualified under Section 401(a) of the Code (each, an “Exscientia 401(k) Plan”) and any other employee plans that include group severance pay or benefits, unless Recursion provides written notice that any such Exscientia 401(k) Plan or other employee plan should not be terminated. Exscientia will provide Recursion with evidence that all such plans have been terminated pursuant to resolutions of the Exscientia Board (or similar governing body) or the board of directors of its applicable subsidiary. The form and substance of such resolutions will be subject to Recursion’s review and approval. Exscientia and its subsidiaries will also take any additional actions required by Recursion to effectuate the termination of such plans. If the distributions of assets from the trust of any Exscientia 401(k) Plan that is terminated are reasonably anticipated to cause or result in liquidation charges, surrender charges, or other fees to be imposed on any participant or beneficiary of the plan or on Exscientia or any participating employer, Exscientia will take the necessary actions to estimate the amount of such charges or fees and provide this estimate in writing to Recursion at least three business days prior to the closing date.

Additionally, following the execution of the Transaction Agreement, Exscientia is authorized to implement the Exscientia Retention Plan, as described in “The Transaction Agreement — Exscientia Retention Plan”.
Exscientia will also reasonably cooperate with Recursion regarding any analysis related to Section 280G of the Code and provide the necessary information to assess the impact of Section 280G in connection with the “change in ownership or control” (as such term is defined in Section 280G of the Code and the Treasury Regulations and related guidance) that occurs as a result of the Transaction. This includes providing Recursion with a reasonable, good faith estimate of the maximum amount that could be paid to each “disqualified individual” under the Code as a result of the Transaction and related events, along with the “base amount” (as such term is defined in Section 280G(b)(3) of the Code) for each disqualified individual, calculated as of the date of the Transaction Agreement. Exscientia will provide Recursion with its final Section 280G analysis for review and comment no later than five business days prior to the Effective Time.
Additional Agreements
The Transaction Agreement contains certain other additional agreements between Recursion and Exscientia relating to, among other things:
•
access by Recursion and its representatives to certain information about Exscientia during the period prior to the Effective Time or the termination of the Transaction Agreement;

•
cooperation between Recursion and Exscientia in connection with the defense or settlement of any shareholder litigation relating to the Transaction;

•
prior consultation between Recursion and Exscientia in connection with certain public announcements relating to the Transaction;

•
cooperation between Recursion and Exscientia in connection with tax matters in respect of the Transaction, including in connection with any tax clearances or consents that either party considers necessary or desirable;

•
cooperation between Recursion and Exscientia regarding the delisting of Exscientia ADSs from Nasdaq and termination of the registration of the Exscientia ADSs under the 1934 Act;

•
Recursion taking all necessary action to cause the Recursion Shares to be delivered in the Transaction to be listed on Nasdaq prior to the Effective Time;

•
cooperation between Recursion and Exscientia, if and only if the Court declines or refuses to sanction the Scheme of Arrangement, to as promptly as practicable thereafter implement the Transaction by means of a takeover offer; and

•
Recursion taking all necessary action to the cause the Recursion Shares to be issued in reliance on the exemption from the registration requirements of the 1933 Act provided by Section 3(a)(10) of 1933 Act and in reliance on exemptions from registration under state “blue sky” or securities laws.

Conditions to Consummate the Transaction
The respective obligations of Recursion and Exscientia to consummate the Transaction are subject to the satisfaction (or, to the extent permitted by applicable law, waiver) of the following conditions:
i.
the receipt of the required Exscientia shareholder approvals;

ii.
the sanction of the Scheme of Arrangement by the Court;

iii.
the receipt of the required Recursion stockholder approvals;

iv.
the absence of any order issued by any court or other governmental authority of competent jurisdiction that remains in effect and enjoins, prevents or prohibits the consummation of the Transaction;

v.
the absence of any applicable law enacted, entered, promulgated or enforced by any governmental authority that remains in effect and prohibits or makes illegal the consummation of the Transaction;

vi.
the Recursion Shares to be delivered to Exscientia shareholders in connection with the Transaction being approved for listing on Nasdaq; and

vii.
the expiration or termination of any waiting period applicable to the Transaction under the HSR Act, any agreement with a governmental authority not to consummate the Transaction, and certain additional applicable waiting periods or consents relating to the Transaction under non-US laws shall have expired, been terminated, or been obtained, as applicable.

The obligation of Recursion to consummate the Transaction is subject to the satisfaction (or, to the extent permitted by applicable law, waiver) of the following additional conditions:
i.
Exscientia having performed, in all material respects, all of its obligations required to be performed by it at or prior to the closing;

ii.
the representations and warranties of Exscientia being true and correct to the extent specified in the Transaction Agreement;

iii.
Recursion’s receipt of a certificate from an executive officer of Exscientia confirming the satisfaction of the conditions set forth in the immediately preceding two clauses; and

iv.
no Material Adverse Effect with respect to Exscientia has occurred since the date of the Transaction Agreement.

The obligation of Exscientia to consummate the Transaction is subject to the satisfaction (or, to the extent permitted by applicable law, waiver) of the following additional conditions:
i.
Recursion has performed, in all material respects, all of its respective obligations required to be performed by Recursion at or prior to the closing of the Transaction;

ii.
the representations and warranties of Recursion being true and correct to the extent specified in the Transaction Agreement,

iii.
Exscientia’s receipt of a certificate from an executive officer of Recursion confirming, on behalf of Recursion, the satisfaction of the conditions set forth in the immediately preceding two clauses; and

iv.
no Material Adverse Effect with respect to Recursion has occurred since the date of the Transaction Agreement.

Termination of the Transaction Agreement
The Transaction Agreement may be terminated, and the Transaction may be abandoned at any time prior to the Effective Time (notwithstanding the receipt of the required Recursion stockholder approval or Exscientia shareholder approval):
•
by mutual written agreement of Recursion and Exscientia;

•
by either Recursion or Exscientia if:

•
the Transaction has not been consummated on or before 11:59 p.m. Eastern time on August 8, 2025 (the “end date”); provided, that if the condition related to the Court sanctioning the Scheme of Arrangement is satisfied less than four business days before a date that would otherwise be the end date, the end date will automatically extend to four business days following such scheduled end date; provided further, that the right to terminate the Transaction Agreement will not be available to any party whose breach of the Transaction Agreement has been the proximate cause of the failure of the Transaction to be consummated by the end date;

•
a court or other governmental authority of competent jurisdiction issues an order that permanently enjoins, prevents, or prohibits the consummation of the Transaction and such order becomes final and non-appealable, provided that the right to terminate the Transaction Agreement will not be available to any party whose breach of the Transaction Agreement has been the proximate cause of such order;

•
the Exscientia Court Meeting or the Exscientia General Meeting (including, in each case, any postponements or adjournments) has been completed and the required Exscientia shareholder approval has not been obtained;

•
the Court declines or refuses to sanction the Scheme of Arrangement, provided that (i) if an appeal has been submitted by either Recursion or Exscientia regarding such decline or refusal, the right to terminate the Transaction Agreement may not be exercised until such appeal has been denied in a final determination, and (ii) no termination will be permitted if (A) until such time as Recursion and Exscientia resolve that any technical defect in the Scheme is not capable of being remedied or rectified or (B) Recursion is pursuing an alternative approach to implement the transaction by means of a takeover offer if the Scheme is not sanctioned by the Court; or

•
the Recursion stockholder meeting (including any postponements or adjournments thereof) has been completed and the Recursion stockholder approval has not been obtained; or

•
by Recursion if:

•
an Exscientia Adverse Recommendation Change (as defined in the Transaction Agreement) has occurred;

•
following the commencement of a tender or exchange offer in respect of an acquisition proposal relating to Exscientia Shares or Exscientia ADSs by a third party, or the public disclosure of any other acquisition proposal, the Exscientia Board recommends such acquisition proposal, expresses no opinion, or is unable to take a position (other than a “stop, look and listen” communication pursuant to Rule 14d-9(f) under the 1934 Act) with respect to such acquisition proposal, or fails to publicly affirm the recommendation of the Exscientia Board and recommend that the holders of Exscientia Shares and Exscientia ADSs reject such acquisition proposal within ten business days after the commencement of such tender or exchange offer pursuant to Rule 14d-9 under the 1934 Act (or, if earlier, five business days prior to the Exscientia Court Meeting or the Exscientia General Meeting);

•
a willful breach by Exscientia of the provisions of the Transaction Agreement relating to (i) the non-solicitation covenant or (ii) the Exscientia Shareholder Meetings, this joint proxy statement or the implementation of the Scheme of Arrangement (in the case of clause (ii), solely if such willful breach would reasonably be expected to prevent, materially impair or materially delay the consummation of the Transaction) has occurred;

•
a breach of any representation or warranty or failure to perform any covenant or agreement on the part of Exscientia set forth in the Transaction Agreement that would cause any condition to closing not to be satisfied has occurred, and such breach or failure to perform (i) is incapable of being cured by the end date or (ii) has not been cured by Exscientia within the earlier of (A) 30 days following written notice from Recursion of such breach or failure and (B) the end date; provided, that the Transaction Agreement may not be terminated pursuant to this termination right if Recursion is then in breach of any of its representations, warranties, covenants, or agreements, which would similarly prevent the satisfaction of any condition to closing; or

•
prior to the Recursion stockholder approval, (i) the Recursion Board has authorized the termination of the Transaction Agreement in accordance with the terms related to the no solicitation and superior proposal provisions set forth in the Transaction Agreement to enter into a definitive agreement for a Recursion superior proposal and (ii) substantially concurrently with such termination, Recursion enters into such definitive agreement; provided, that, at or prior to, and as a condition to the effectiveness of, such termination, Recursion pays Exscientia (or its designee) the Recursion termination payment as required by the Transaction Agreement.

•
by Exscientia if:

•
a Recursion Adverse Recommendation Change (as defined in the Transaction Agreement) has occurred;

•
following the commencement of a tender or exchange offer in respect of a Recursion acquisition proposal relating to shares of Recursion Class A Common Stock and Recursion Class B Common Stock by a third party, or the public disclosure of any other Recursion acquisition proposal, the Recursion Board recommends such Recursion acquisition proposal, expresses no opinion, or is unable to take a position (other than a “stop, look and listen” communication pursuant to Rule 14d-9(f) under the 1934 Act) with respect to such Recursion acquisition proposal, or fails to publicly affirm the Recursion Board recommendation and recommend that the holders of Recursion Class A Common Stock and Recursion Class B Common Stock reject such Recursion acquisition proposal within ten business days after the commencement of such tender or exchange offer pursuant to Rule 14d-9 under the 1934 Act (or, if earlier, five business days prior to the Recursion stockholder meeting);

•
a willful breach by Recursion of the provisions of the Transaction Agreement relating to (i) the non-solicitation covenant or (ii) the Recursion stockholder meeting, this joint proxy statement or the implementation of the Scheme of Arrangement (in the case of clause (ii), solely if such willful breach would reasonably be expected to prevent, materially impair or materially delay the consummation of the Transaction) has occurred;

•
a breach of any representation or warranty or failure to perform any covenant or agreement on the part of Recursion has occurred that would cause conditions to the obligations of Exscientia to consummate the Transaction not to be satisfied, and such breach or failure to perform (i) is incapable of being cured by the end date or (ii) has not been cured by Recursion (as applicable) within the earlier of (A) 30 days following written notice from Exscientia of such breach or failure to perform and (B) the end date, except that the Transaction Agreement may not be terminated pursuant to this termination right if Exscientia is then in breach of any of its representations, warranties, covenants or agreements, which breach by Exscientia would cause any condition to the obligations of Recursion to consummate the Transaction not to be satisfied; or

•
prior to the receipt of the required Exscientia shareholder approvals, (i) the Exscientia Board has authorized the termination of the Transaction Agreement in accordance with the terms of the non-solicitation covenant in order to enter into a definitive agreement providing for a superior proposal and (ii) substantially concurrently with such termination, Exscientia enters into such definitive agreement, so long as, at or prior to, and as a condition to the effectiveness of, such termination, Exscientia pays Recursion the Exscientia termination payment.

Termination Payments and Expenses
Recursion is required to pay Exscientia a termination payment of $58,770,000 if:
•
the Transaction Agreement is terminated by Recursion under provisions allowing Recursion to terminate the Transaction Agreement to enter into a definitive agreement for a Recursion superior proposal;

•
the Transaction Agreement is terminated by Exscientia upon Recursion Adverse Recommendation Change or Recursion’s failure to reject a Recursion acquisition proposal under certain circumstances, or due to a willful breach by Recursion of its (i) non-solicitation covenant or (ii) obligations with respect to the Recursion stockholder meeting, this joint proxy statement or the implementation of the Scheme of Arrangement (in the case of clause (ii), solely if such willful breach would reasonably be expected to prevent, materially impair or materially delay the consummation of the Transaction); or

•
the Transaction Agreement is terminated by either Recursion or Exscientia due to the failure to obtain the Recursion stockholder approval, provided that (i) a Recursion acquisition proposal was publicly announced or made publicly known after the date of the Transaction Agreement and was not withdrawn at least four business days prior to the Recursion stockholder meeting, and (ii) within 12 months of such termination, (a) Recursion enters into a definitive agreement for a Recursion acquisition proposal and the transaction contemplated by such acquisition proposal is consummated or (b) a Recursion acquisition proposal is consummated (with references to 20% in the definition of Recursion acquisition proposal being deemed to be references to 50% for this purpose).
Exscientia is required to pay Recursion a termination payment of $6,880,000 if:
•
the Transaction Agreement is terminated by Exscientia under provisions allowing Exscientia to terminate the Transaction Agreement to enter into a definitive agreement for a Exscientia superior proposal;

•
the Transaction Agreement is terminated by Recursion upon Exscientia Adverse Recommendation Change or Exscientia’s failure to reject an Exscientia acquisition proposal under certain circumstances, or due to a willful breach by Exscientia of its (i) non-solicitation covenant or (ii) obligations with respect to the Exscientia Shareholder Meetings, this joint proxy statement or the implementation of the Scheme of Arrangement (in the case of clause (ii), solely if such willful breach would reasonably be expected to prevent, materially impair or materially delay the consummation of the Transaction);

•
the Transaction Agreement is terminated by either Recursion or Exscientia as a result of the Court declining or refusing to sanction the Scheme of Arrangement, and Exscientia has communicated to the Court that the Exscientia Board no longer supports the consummation of the Transaction, or does not wish the Court to sanction the Scheme, or favors or approves of any acquisition proposal, or has made any other statement or communication to the Court to this effect; or

•
the Transaction Agreement is terminated by either Recursion or Exscientia as a result of the Court declining or refusing to sanction the Scheme of Arrangement or if the Exscientia Court Meeting or Exscientia General Meeting has been completed and any required Exscientia shareholder approval voted on at such meeting has not been obtained, provided that, in each case, (i) an acquisition proposal was publicly announced or made publicly known after the date of the Transaction Agreement and was not publicly withdrawn without qualification at least four business days prior to the Exscientia Court Meeting and Exscientia General Meeting, and (ii) within 12 months of the date on which the Transaction Agreement is so terminated, (a) Exscientia enters into a definitive agreement providing for an acquisition proposal and the transaction contemplated by such acquisition proposal is consummated or (b) an acquisition proposal is consummated (with references to 20% in the definition of acquisition proposal being deemed to be references to 50% for this purpose).

The parties intend that any payment of any termination payment will not be treated (in whole or in part) as consideration for a supply for the purposes of VAT, and agree that Recursion or Exscientia, as applicable, will pay the full amount of any termination payment free and clear of any deduction or adjustment pursuant to the relevant provisions in the Transaction Agreement.
Except with respect to the respective Recursion and Exscientia termination payments or as otherwise provided in the Transaction Agreement, all costs and expenses incurred in connection with the Transaction Agreement will be paid by the party incurring such cost or expense, except that (i) all United Kingdom stamp duty and stamp duty reserve tax and any other similar taxes incurred in connection with the transfer of Exscientia Shares acquired under the Scheme of Arrangement pursuant to the Transaction Agreement (“transfer taxes”) will be paid by Recursion and Recursion will, at its own expense, file all necessary documentation with respect to all such transfer taxes, and (ii) in the event closing has not occurred because of the condition regarding the expiration or termination of any waiting period applicable to the Transaction under the HSR Act or the condition regarding the absence of any order issued by any court or other governmental authority of competent jurisdiction that remains in effect and enjoins, prevents or prohibits the consummation of the Transaction (solely in respect of the antitrust laws) has not been satisfied, Recursion will reimburse Exscientia for the reasonable and documented out-of-pocket fees, costs and expenses incurred by Exscientia or any of its subsidiaries in connection with Exscientia’s defense of any enforcement action brought by a governmental authority under the antitrust laws relating to the Transaction.
Withholding Rights
Recursion, any of Recursion’s subsidiaries and any of their respective affiliates, any DR Nominee, the exchange agent and any other person will be entitled to deduct and withhold from any amount payable pursuant to the Transaction Agreement or the Scheme of Arrangement (including the Share Deliverables) such amounts, if any, as it is required to deduct and withhold with respect to the making of such payment under the Code, the rules and regulations promulgated thereunder, or any other applicable law. To the extent that amounts are so deducted and withheld, such deducted and withheld amounts: (i) will be remitted to the applicable governmental entity, if required by applicable law; and (ii) will be treated for all purposes of the Transaction Agreement and the Scheme of Arrangement as having been paid to the person in respect of which such deduction and withholding was made.
Amendments and Waivers
The Transaction Agreement may be amended or waived if such amendment or waiver is in writing and is signed, in the case of an amendment, by each party or, in the case of a waiver, by each party against whom the waiver is to be effective, except that after a party’s required shareholder approvals have been obtained, there will be no amendment or waiver that would require the further approval of such party’s shareholders under applicable law without such approval having first been obtained.
Governing Law
The Transaction Agreement is governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law rules or principles that would result in the application of the law of any other state or jurisdiction, except that the Scheme of Arrangement and the interpretation of the duties of directors of Exscientia will in each case be governed by, and construed in accordance with, the laws of England and Wales.
Specific Performance
The parties agreed that irreparable harm would occur from any breach of the Transaction Agreement and, accordingly, the parties will be entitled to an injunction or injunctions to prevent breaches or threatened breaches of the Transaction Agreement and to specifically enforce the terms and provisions of the Transaction Agreement (this being in addition to any other remedy to which they are entitled under the Transaction Agreement or under applicable law), without proof of actual damages, and each party further agreed to waive any requirement for the securing or posting of any bond in connection with such remedy.

VOTING AGREEMENT AND IRREVOCABLE UNDERTAKINGS
Concurrent with the execution of the Transaction Agreement, certain stockholders of Recursion who together hold or control, in the aggregate, approximately 32% of the voting power of Recursion as of the date of the Transaction Agreement, have entered into a voting and support agreement (each, a “Voting Agreement”) with Exscientia pursuant to which each such stockholder agreed to, among other things, and subject to the terms and conditions set forth in the Voting Agreement, vote all of the shares of capital stock of Recursion held by such stockholder in favor of the issuance of the Recursion Shares. In addition, the Recursion stockholders entering into a Voting Agreement have agreed, among other things, that from the date of the Transaction Agreement and until the earliest of (i) the expiration date of the Voting Agreement, (ii) the occurrence of the vote at the Recursion Special Meeting to approve the Recursion Share Issuance Proposal, and (iii) December 31, 2024, not to sell or otherwise dispose of any shares of capital stock of Recursion which are or will be beneficially owned by them, subject to specified exceptions. Concurrent with the execution of the Transaction Agreement, certain shareholders of Exscientia who together hold or control, in the aggregate, approximately 42% of the total outstanding share capital of Exscientia, have entered into an irrevocable undertaking (each an “Irrevocable Undertaking”) pursuant to which each such shareholder agreed to, among other things, and subject to the terms and conditions set forth in the Irrevocable Undertaking, vote (or have voted on their behalf) all of their shares in Exscientia in favor of all resolutions to approve and give effect to the Scheme of Arrangement and certain related matters. In addition, following the execution of the Transaction Agreement, on August 28, 2024, Evotec SE (“Evotec”), a shareholder of Exscientia that holds or controls approximately 11% of the total outstanding share capital of Exscientia as of the date of the Transaction Agreement, executed a deed of irrevocable undertaking (the “Evotec Irrevocable Undertaking”) pursuant to which Evotec agreed to, among other things, and subject to the terms and conditions set forth in the Evotec Irrevocable Undertaking, vote (or to procure to have voted on its behalf) all of the shares in Exscientia held by Evotec at the time of the relevant Exscientia shareholder meetings in favor of all resolutions to approve and give effect to the Scheme of Arrangement and certain related matters.
The shareholders of Exscientia party to the Irrevocable Undertakings (including Evotec), collectively hold or control, in the aggregate, approximately 53% of the total outstanding share capital of Exscientia, as of the date of the Transaction Agreement.
The foregoing description of the Voting Agreements, the Irrevocable Undertakings and the Evotec Irrevocable Undertaking does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Voting Agreement, the form of Irrevocable Undertaking (Institutional), the form of Irrevocable Undertaking (Individual), and the Irrevocable Undertaking of Evotec, which are included as Annex D, Annex E, Annex F and Annex G, respectively, to this joint proxy statement, and each of which is incorporated herein by reference in its entirety.

THE SCHEME OF ARRANGEMENT
IN THE HIGH COURT OF JUSTICE
BUSINESS AND PROPERTY COURTS OF ENGLAND AND WALES
COMPANIES COURT (ChD)
CR-2024-[•]
IN THE MATTER OF EXSCIENTIA PLC
and
IN THE MATTER OF THE COMPANIES ACT 2006
SCHEME OF ARRANGEMENT
(under Part 26 of the Companies Act 2006)
between
EXSCIENTIA PLC
and
THE SCHEME SHAREHOLDERS
(as hereinafter defined)
PRELIMINARY
(A)
In this Scheme of Arrangement, unless inconsistent with the subject or context, the following expressions bear the following meanings:

“Acquisition”	the proposed acquisition by Recursion (and/or, at Recursion’s election, (i) in respect of any or all of the Residual Shares, Recursion and/or (ii) in respect of the Depositary Shares, the DR Nominee) of the entire issued, and to be issued, share capital of the Company;
“Affiliate”	means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with such Person. The term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise, and the terms “controlled” and “controlling” have meanings correlative thereto;
“Applicable Law”	any federal, state, foreign national or local law (statutory, common or otherwise), constitution, treaty, convention, ordinance, code, rule, regulation, executive order, Order or other similar requirement enacted, adopted, promulgated or applied by a Governmental Authority that is binding on or applicable to such Person, as the same may be amended from time to time unless expressly specified otherwise in this Scheme of Arrangement;
“Business Day”	a day, other than a Saturday, Sunday, or other day on which commercial banks in New York, Salt Lake City, Utah or London, England are authorized or required by Applicable Law to close;
“certificated” or “in certificated form”	a share or other security of the Company which is not in uncertificated form;
“Code”	means the US Internal Revenue Code of 1986, as amended;
“Companies Act”	the Companies Act 2006, as amended from time to time;

“Company ADSs”	the American depositary shares, each of which represents, as at the date hereof, a beneficial ownership interest in one Company Ordinary Share on deposit with the Depositary (or the Depositary Custodian) subject to the terms and conditions of the Deposit Agreement;
“Company Exchange Fund”	has the meaning given to it in sub-clause 4(A);
“Company Stock Plans”	any Company Employee Plan providing for equity or equity-based compensation, including the Company 2021 Equity Incentive Plan, the Company Share Option Plan, the Company Enterprise Management Incentive Plan and the Company Unapproved Share Option Plan, each as amended from time to time;
“Company Shareholders”	holders of the Company Ordinary Shares from time to time;
“Company Ordinary Shares”	means the ordinary shares in the capital of the Company, each with a nominal value £0.0005 per share (which, for the avoidance of doubt, shall include ordinary shares in the capital of the Company held by the Depositary (or a Depositary Custodian) under the Deposit Agreement and underlying the Company ADSs);
“Court”	the High Court of Justice in England and Wales;
“Court Order”	the order of the Court sanctioning this Scheme of Arrangement under section 899(1) of the Companies Act;
“CREST”	the Relevant System for the paperless settlement of trades in securities and the holding of uncertificated securities in respect of which Euroclear is the Operator (as defined in the CREST Regulations);
“CREST Manual”	the CREST Manual published by Euroclear, as amended from time to time;
“CREST Regulations”	the Uncertificated Securities Regulations 2001 (SI 2001/3755) (including as it forms part of domestic law of the United Kingdom by virtue of the European Union (Withdrawal) Act 2018), as amended from time to time (including by means of the Uncertificated Securities (amendment and EU Exit) Regulations 2019 (SI 2019/679));
“Deposit Agreement”	the deposit agreement dated 5 October 2021 by and among the Company, the Depositary and all holders and beneficial holders of Company ADSs issued thereunder, as such agreement is amended, modified or supplemented from time to time;
“Depositary”	Citibank, N.A., or such other entity as may from time to time act as the “Depositary” (as such term is defined in the Deposit Agreement);
“Depositary Custodian”	has the meaning given to it in sub-clause 4(C);
“Depositary Shares”	those Scheme Shares in respect of which the registered holder (as shown in the register of members of the Company) is the Depositary or the Depositary Custodian holding those Scheme Shares for the Depositary in accordance with the Deposit Agreement;
“DR Depositary”	[•];
“DR Nominee”	such company falling within section 67(6) and section 93(3) of the Finance Act 1986 as Recursion may in its sole discretion appoint in order to act as transferee of the Depositary Shares pursuant to this Scheme of Arrangement;
“Effective Date”	the date on which this Scheme of Arrangement becomes effective in accordance with its terms;
“Effective Time”	the time at which this Scheme of Arrangement becomes effective in accordance with its terms;

“Exscientia” or “Company”	Exscientia plc, a company incorporated in England and Wales with registered number 13483814 and with its registered office at The Schrodinger Building, Oxford Science Park, Oxford, Oxfordshire, United Kingdom, OX4 4GE;
“Euroclear”	Euroclear UK & International Limited;
“Exchange Agent”	such entity as is appointed by Recursion as exchange agent prior to the Effective Date in accordance with the provisions of the Transaction Agreement;
“Exchange Ratio”	has the meaning given to it in sub-clause 2(A);
“Exchange Shares”	means the shares of Recursion Common Stock to be delivered to the Scheme Shareholders pursuant to the Transaction Agreement;
“Excluded Shares”
any Company Ordinary Shares which are:
(i)
registered in the name of or beneficially owned by Recursion and/or any member of the Recursion Group (and/or any nominee of the foregoing); or

(ii)
held in treasury,

in each case, at any relevant date or time as the context permits;

“Governmental Authority”	means any national, transnational, domestic or foreign federal, state or local governmental, regulatory or administrative authority, department, court, agency, commission or official, including any political subdivision thereof, or any non-governmental self-regulatory agency, commission or authority and any arbitral tribunal;
“holder”	a registered holder and includes any person(s) entitled by transmission;
“Latest Practicable Date”	close of business on [•] 2024, being the latest practicable date of this Scheme of Arrangement;
“Liens”	with respect to any share, security, property or asset (as applicable), any mortgage, lien, pledge, charge, security interest, hypothecation, right of preemption, right of first refusal, contract for sale, easement, right of way, encroachment, occupancy right, community property interest or restriction of any nature or other encumbrance, whether voluntarily incurred or arising by operation of Applicable Law;
“Order”	any order, writ, decree, judgment, award, injunction, ruling, settlement or stipulation issued, promulgated, made, rendered or entered into by or with any Governmental Authority (in each case, whether temporary, preliminary or permanent);
“Nasdaq”	the NASDAQ Global Market or the NASDAQ Stock Market LLC, as applicable;
“Person”	any individual, corporation, partnership, limited liability partnership, limited liability company, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality of such government or political subdivision (in each case whether or not having separate legal personality);
“Per ADS Share Deliverable”	has the meaning given to it in sub-clause 2(B);
“Recursion”	Recursion Pharmaceuticals, Inc., a company incorporated in Delaware;
“Recursion Class A Common Stock”	the class A common stock of $0.00001 each in the capital of Recursion;
“Recursion Class B Common Stock”	the class B common stock of $0.00001 each in the capital of Recursion;

“Recursion Common Stock”	the Recursion Class A Common Stock and the Recursion Class B Common Stock;
“Recursion Group”	Recursion and other any direct or indirect Subsidiaries of Recursion from time to time;
“Relevant System”	means any computer-based system, and procedures, which enable title to units of a share or security to be evidenced and transferred without a written instrument, and which facilitate supplementary and incidental matters in accordance with the CREST Regulations;
“Residual Shares”	the Scheme Shares excluding the Depositary Shares;
“Scheme of Arrangement”	this scheme of arrangement in its present form or with or subject to any modification, addition or condition (i) Recursion and the Company mutually agree and which (if required) is approved by the Court or (ii) which is otherwise imposed by the Court and mutually acceptable to the Company and Recursion each acting reasonably and in good faith, in each case in accordance with the Companies Act and the Transaction Agreement;
“Scheme Record Time”	[•];
“Scheme Shareholders”	holders of Scheme Shares and a “Scheme Shareholder” shall mean any one of those Scheme Shareholders;
“Scheme Shares”
the Company Ordinary Shares:
(i)
in issue at the date of this Scheme of Arrangement;

(ii)
(if any) issued after the date of this Scheme of Arrangement and prior to the Voting Record Time; and

(iii)
(if any) issued at or after the Voting Record Time and prior to the Scheme Record Time, either on terms that the original or any subsequent holders thereof shall be bound by this Scheme of Arrangement or in respect of which the holders thereof shall have agreed in writing to be bound by this Scheme of Arrangement, in each case (where the context requires), remaining in issue at the Scheme Record Time, but excluding any Excluded Shares at any relevant date or time;

“Share Deliverable”	has the meaning given to it in sub-clause 2(A);
“Subsidiary”	any entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are directly or indirectly owned by such Person. For purposes of this Agreement, a Subsidiary shall be considered a “wholly owned Subsidiary” of a Person if such Person owns directly or indirectly all of the securities or other ownership interests (excluding any securities or other ownership interests held by an individual director or officer required to hold such securities or other ownership interests pursuant to Applicable Law) of such Subsidiary;
“Tax”	any and all US federal, state, local, provincial and non-US income, gross receipts, franchise, sales, use, net worth, goods and services, ad valorem, property, payroll, withholding, excise, severance, transfer, employment, social security, unemployment, license, disability, registration, estimated, alternative or add-on minimum, value added, stamp, occupation, premium, capital stock, capital gains, documentary, environmental or windfall or other profits taxes, and any other taxes, assessments, levies, imposts, customs, duties, tariffs, tolls or other similar charges and fees, in each case in the nature of a tax and imposed by any Governmental Authority, together with any interest, penalties, additions to tax, and any additional amounts, in each case, imposed with respect thereto, whether disputed or not;
“Transaction Agreement”	the transaction agreement by and among Recursion and the Company dated 8 August 2024, agreeing to certain matters in connection with the Acquisition and the Scheme of Arrangement, as it may be amended from time to time;
“UK” or “United Kingdom”	the United Kingdom of Great Britain and Northern Ireland;
“uncertified” or “in uncertificated form”	means any share or other security of the Company in respect of which title is evidenced and transferred by means of a Relevant System;
“US” or “United States”	the United States of America, its territories and possessions, any state or political sub-division of the United States of America and the District of Columbia; and
“Voting Record Time”	[•].

1.
In this Scheme of Arrangement: (i) all references to times of day are to London time, unless otherwise stated; (ii) all references to “£”, or “Pounds Sterling” are to the lawful currency of the United Kingdom; (iii) all references to “$” and “US Dollar” are to the lawful currency of the United States; and (iv) all references to clauses and sub-clauses are to clauses and sub-clauses of this Scheme of Arrangement.

2.
As at the Latest Practicable Date, the issued and to be issued share capital of the Company is [•] Company Ordinary Shares and there are outstanding and subsisting: (i) Company Share Options (for performance-based awards, assuming achievement of relevant performance metrics at target levels) to acquire Company ADSs and/or Company Ordinary Shares equivalent to [•] Company Ordinary Shares in aggregate; and (ii) additional Company ADSs and/or Company Ordinary Shares reserved for issuance under the Company Stock Plans equivalent to [•] Company Ordinary Shares in aggregate.

3.
As at the Latest Practicable Date, the issued share capital of Recursion is $[•] divided into [•] Recursion Class A Common Stock and [•] Recursion Class B Common Stock, all of which are credited as fully paid up.

4.
As at the Latest Practicable Date, no member of the Recursion Group held or beneficially owned any Company Ordinary Shares.

5.
Recursion has agreed to appear by Counsel at the hearing to sanction this Scheme of Arrangement and to undertake to the Court to be bound by the provisions of this Scheme of Arrangement in so far as it relates to Recursion and to execute and do or procure to be executed and done all such documents, acts and things as may be necessary or desirable to be executed or done by it to give effect to this Scheme of Arrangement.

THE SCHEME OF ARRANGEMENT
1.
Transfer of Scheme Shares

(A)
Upon and with effect from the Effective Time, Recursion and, if Recursion so elects, a DR Nominee shall, in accordance with sub-clause 1(B), acquire all of the Scheme Shares fully paid up, free from all Liens (other than transfer restrictions arising under applicable securities laws), and together with all rights at the Effective Time or thereafter attached or relating thereto, including voting rights and the right to receive and retain all dividends and other distributions (if any) and any other return of capital (whether by way of reduction of share capital or share premium account or otherwise) thereon.

(B)
For the purposes of such acquisition,

(i)
the Depositary Shares shall be transferred at Recursion’s election either to:

(a)
Recursion; and/or

(b)
a DR Nominee, as nominee for [•] (the “DR Depositary”) which shall hold the Depositary Shares on behalf of Recursion in accordance with the terms of the applicable deposit agreement appointing the DR Depositary, by means of a form (or forms) of transfer or other instrument(s) or instruction(s) of transfer (and, upon any such transfer to the DR Nominee the DR Depositary shall issue one or more depositary receipts in respect of such shares to Recursion);
(ii)
the Residual Shares shall be transferred to Recursion by means of a separate form (or forms) of transfer or other separate instrument (or instruments) or instruction (or instructions) of transfer; and

(iii)
in order to give effect to such transfer(s) any person may be appointed by Recursion as attorney and/or agent and shall be authorised as such attorney and/or agent on behalf of each of the relevant holder of Scheme Shares to execute and deliver as transferor a form or forms of transfer or other instrument(s) or instruction(s) of transfer (whether as a deed or otherwise) of, or otherwise give any instruction to transfer, such Scheme Shares and every form, instrument or instruction of transfer so executed or instruction given shall be as effective as if it had been executed or given by the holder or holders of the Scheme Shares thereby transferred. Each such form of transfer or other instrument or instruction shall be deemed to be the principal instrument of transfer of the relevant Scheme Shares and the equitable or beneficial interest in the Scheme Shares shall only be transferred together with the legal interest in such Scheme Shares, pursuant to such form, instruction or instrument of transfer.

(C)
Pending the transfer of the Scheme Shares pursuant to sub-clause 1(A) and sub-clause 1(B) on the Effective Date and the updating of the register of members of the Company to reflect such transfer, each Scheme Shareholder irrevocably:

(i)
appoints Recursion (and/or its nominee(s) and/or any one or more of its directors or agents) as its attorney and/or agent to exercise (or direct the exercise of) on its behalf (in place of and to the exclusion of the relevant Scheme Shareholder) any voting rights attached to its Scheme Shares and any or all other rights and privileges (including without limitation the right receive any distribution or other benefit accruing or payable in respect thereof and the right to requisition the convening of a general meeting of the Company or of any class of its shareholders) attaching to its Scheme Shares;

(ii)
appoints Recursion (and/or its nominee(s) and/or any one or more of its directors or agents) as its attorney and/or agent to sign on behalf of such Scheme Shareholder any such documents, and to do such things, as may in the opinion of Recursion and/or its nominee(s) and/or any one or more of its directors or agents be necessary or desirable in connection with the exercise of any voting rights or any other rights or privileges attaching to its Scheme Shares (including, without limitation, an authority to sign any consent to short notice of any general or separate class meeting of the Company as attorney or agent for, and on behalf of such Scheme Shareholder and/or to attend and/or to execute any form of proxy in respect of its Scheme Shares appointing any person nominated by Recursion and/or its nominee(s) and/or any one or more of its directors or agents to attend any general and separate class meetings of the Company (or any postponement, adjournment or reconvening thereof) and to exercise or refrain from exercising the votes attaching to the Scheme Shares on such Scheme Shareholder’s behalf);

(iii)
authorises Recursion (and/or its nominee(s) and/or any one or more of its directors or agents) as its attorney and/or agent to take such action as Recursion (and/or its nominee(s) and/or any one or more of its directors or agents) sees fit in relation to any dealings with or disposal of its Scheme Shares (or any interest in such Scheme Shares); and

(iv)
authorises the Company and/or its agents to send to Recursion (and/or its nominee(s)) any notice, circular, warrant or other document or communication which may be required to be sent to them as a member of the Company in respect of such Scheme Shares (including any share certificate(s) or other document(s) of title issued as a result of conversion of their Scheme Shares into certificated form), such that from the Effective Date, no Scheme Shareholder shall be entitled to exercise any voting rights or any other rights or privileges attaching to the Scheme Shares otherwise than in accordance with the directions of Recursion.
(D)
The authorities granted pursuant to sub-clauses 1(B)(iii) and 1(C) shall be treated for all purposes as having been granted by deed.

2.
Consideration for the transfer of Scheme Shares

(A)
Subject to and in exchange for the transfer of the Scheme Shares as provided in sub-clauses 1(A) and 1(B), and subject to sub-clauses 2(C) and 2(D) and clauses 5 and 6 as soon as reasonably practicable following the Effective Time (and in any event no later than the Business Day following the Effective Time if the Company provides, by 9:00 a.m., New York City time, on the Effective Date, evidence that the Effective Time has occurred, or if the Company provides such evidence after 9:00 a.m., New York City time, on the Effective Date, no later than the second Business Day after such delivery) Recursion shall, subject as hereinafter provided issue and procure the delivery of, for each Scheme Share, 0.7729 Exchange Shares (the “Share Deliverable” and the ratio that an Exchange Share bears to each Scheme Share being the “Exchange Ratio”) to the Scheme Shareholders credited as fully paid, non-assessable and free from all Liens (other than transfer restrictions arising under applicable securities laws).

(B)
If, between the date of the Transaction Agreement and the Effective Time, the outstanding Company Ordinary Shares or Recursion Common Stock shall have been changed to, or exchanged for, a different number or class of shares or securities by reason of any stock dividend, bonus issue, scrip dividend, subdivision, reorganization, merger, consolidation, reclassification, redesignation, recapitalization, share split, reverse share split, combination or exchange of shares, or a stock or scrip dividend shall be declared with a record date within such period, or any similar event shall have occurred (or if the number of Company Ordinary Shares represented by each Company ADS shall have been changed pursuant to the Deposit Agreement), then the Exchange Ratio (and/or the right to receive (in the case of certificated Company ADSs, in exchange for surrendering each Company ADS to the Depositary (or the Depositary Custodian)), an amount of Exchange Shares equal to the Share Deliverable (the “Per ADS Share Deliverable”)), as applicable, shall be appropriately adjusted to provide Recursion and the Scheme Shareholders the same economic effect as contemplated by the Transaction Agreement prior to such event.

(C)
No fractional Exchange Shares shall be delivered to Scheme Shareholders in connection with the Scheme of Arrangement or otherwise in connection with the Transaction Agreement, and no certificates or scrip for any such fractional shares shall be issued.

(D)
Any fraction of an Exchange Share to which:

(i)
any Scheme Shareholder other than the Depositary (or the Depositary Custodian) would otherwise be entitled will be aggregated and sold in the market by the Exchange Agent as soon as reasonably practicable following the Effective Date and such Scheme Shareholder shall be paid in cash, after the Effective Date, with the net proceeds of the sale (after the deduction of the expenses of the sale (including any Tax and amounts in respect of irrecoverable value added tax payable thereon), without interest and subject to any required Tax withholding in accordance with the provisions of the Transaction Agreement) in due proportion to the fractional shares to which they would otherwise have been entitled by:

(a)
in the case of Scheme Shareholders (other than the Depositary or the Depositary Custodian) who held Scheme Shares in uncertificated form as at the Scheme Record Time, by instructing Euroclear, or procuring that Euroclear is instructed, to create an assured payment obligation in favour of the payment bank of the holders of such Scheme

Shares in accordance with the CREST assured payment arrangements (as set out in the CREST Manual), provided that the Company may (if, for reasons outside its control, it is not able to effect settlement in accordance with this sub-clause 2(D)(i)(a)) determine that all or part of such consideration shall be paid in accordance with sub-clause 2(D)(i)(b); or
(b)
in the case of Scheme Shareholders (other than the Depositary or the Depositary Custodian) who held Scheme Shares in certificated form at the Scheme Record Time, by sending a cheque or payment via bank transfer in accordance with any existing payment mandate established by the relevant Scheme Shareholder, and

(ii)
the Depositary (or the Depositary Custodian) would otherwise be entitled will be substituted with a direct cash payment to the Depositary (or the Depositary Custodian), representing the Depositary’s entitlement to a fractional Exchange Share valued using the opening price on Nasdaq of a share of Recursion Common Stock on the Effective Date.

3.
Certificates and Cancellation

With effect from, or as soon as reasonably practicable after, the Effective Time:
(A)
Scheme Shareholders shall, in accordance with this Scheme of Arrangement, cease to have any rights with respect to the Scheme Shares, except the right to receive the Share Deliverables determined as set out in clauses 2, 4 and 5 of this Scheme of Arrangement;

(B)
all certificates representing Scheme Shares shall cease to be valid as documents of title to the shares represented thereby and every holder of Scheme Shares shall be bound at the request of the Company to deliver the same to the Company (or any person appointed by Company to receive such certificates), or, as the Company may direct, to destroy the same;

(C)
the Company shall procure that Euroclear shall be instructed to cancel or transfer the entitlements of Scheme Shareholders to Scheme Shares in uncertificated form and, following such cancellation or transfer, the Company’s registrars shall (if necessary) be authorised to rematerialise entitlements to such Scheme Shares;

(D)
subject to the completion of such form or forms of transfer or other instruments or instructions of transfer as may be required in accordance with clause 1 of this Scheme of Arrangement and the payment of any UK stamp duty thereon, the Company shall make or procure to be made, the appropriate entries in its register of members to reflect the transfer of the Scheme Shares to Recursion pursuant to clause 1 of this Scheme of Arrangement.

4.
Settlement of Share Deliverables

(A)
At or as promptly as practicable following the Effective Time (and in any event no later than the Business Day following the Effective Time if the Company provides, by 9:00 a.m., New York City time, on the Effective Date, evidence that the Effective Time has occurred, or, if the Company provides such evidence after 9:00 a.m., New York City time, on the Effective Date, no later than the second Business Day after such delivery), Recursion shall procure the deposit with the Exchange Agent, for the benefit of the Scheme Shareholders, of certificates or, at Recursion’s option, evidence of Exchange Shares in book-entry form representing the aggregate Share Deliverables. All shares deposited with the Exchange Agent pursuant to the preceding sentence shall hereinafter be referred to as the “Company Exchange Fund”. No interest shall be paid or shall accrue for the benefit of Scheme Shareholders on the Share Deliverables.

(B)
Recursion shall pay, or cause to be paid, without interest, to the Exchange Agent to be held in the Company Exchange Fund, the aggregate amount of all dividends or other distributions payable with respect to the Exchange Shares, with a record date on or after the Effective Time and prior to the time of the delivery of the Exchange Shares by the Exchange Agent to the Scheme Shareholders entitled to the Share Deliverable. Subject to Applicable Law, the Exchange Agent shall deliver to the relevant Scheme Shareholders entitled to the Share Deliverable, without interest, such dividends and distributions held in the Company Exchange Fund (i) with respect to all such dividends or distributions with a payment date at or prior to the delivery of the Exchange Shares pursuant to the Scheme of Arrangement, at the time of delivery of the Exchange Shares to such Scheme Shareholders, and (ii) with respect to all such dividends or distributions with a payment date after the delivery of the Exchange Shares pursuant to the Scheme of Arrangement, at the appropriate payment date.
(C)
Notwithstanding anything to the contrary in this Scheme of Arrangement, all obligations of Recursion with respect to deliverables required to be provided by Recursion to the Exchange Agent in respect of the Depositary Shares shall be satisfied to the extent Recursion provides such deliverables directly to the Depositary (or, to the extent that the Depositary is not itself the registered holder of the relevant Scheme Shares that underly Company ADSs, whichever nominee, custodian or other entity is the Scheme Shareholder in respect of such Scheme Shares (the “Depositary Custodian”)).

(D)
Recursion shall cause the Exchange Agent to, as soon as practicable after the Effective Date, either, at Recursion’s election:

(a)
despatch or procure to be despatched such Exchange Shares in certificated form as are required to be delivered to give effect to this Scheme of Arrangement to the persons respectively entitled thereto, such Exchange Shares to be settled as set out in this clause 4; or

(b)
procure that book-entry account statements of ownership evidencing such Scheme Shareholders’ ownership of the Exchange Shares (as registered holders) are reflected in the register of members of Recursion.

(E)
Recursion shall procure that appropriate entries are made in the register of members of Recursion to reflect the settlement of the Exchange Shares.

(F)
As from the Effective Time, any Scheme Shares held via CREST shall be disabled and all such Scheme Shares will be removed from CREST in due course.

(G)
All deliveries by the Exchange Agent or by any other person to the Scheme Shareholders (other than the Depositary Custodian) of notices, cheques, documents of title, certificates or statements of entitlement required to be made pursuant to this Scheme of Arrangement shall be effected by sending the same by post to the applicable Scheme Shareholder entitled thereto at their respective registered addresses as appearing in the register of members of the Company at the Scheme Record Time or, in the case of joint holders, at the address of the holder whose name stands first in such register in respect of the joint holding concerned at such time.

(H)
All cheques shall be in US Dollars and drawn on a US clearing bank and (subject to sub-clause 6) shall be made payable to the Scheme Shareholder concerned (or, in the case of Scheme Shareholders holding jointly, to that one of the joint holders whose name stands first in the register of members of the Company in respect of such joint holding of Scheme Shares at the Scheme Record Time). The encashment of any such cheque in connection with this Scheme of Arrangement, shall be a complete discharge of Recursion’s obligations (and those of Recursion’s respective agents or nominees) under this Scheme of Arrangement to pay (or procure the payment of) the monies represented thereby. In respect of any payments to Scheme Shareholders by bank transfer, the relevant sums in US Dollars shall be transferred to such bank account in accordance with any existing payment mandate established by the relevant Company Shareholder, and such transfer shall be a complete discharge of the payment obligations under this Scheme of Arrangement to pay (or procure the payment of) such monies.

(I)
None of the Company, Recursion or their respective agents or nominees shall be responsible for any loss or delay in the transmission of any notices, declarations of title, cheques, certificates or statements of entitlement sent in accordance with this Scheme of Arrangement, which shall be sent at the risk of the person or persons entitled thereto.

(J)
Any deliverable required to be provided by Recursion to the Exchange Agent in respect of the Depositary Shares which has not been transferred to the Scheme Shareholders within twelve months of the Effective Date shall be delivered to Recursion or its designee(s) promptly upon demand by Recursion (it being understood that no such delivery shall affect any legal right that a Scheme Shareholder may have to receive the Share Deliverables), and thereafter such Scheme Shareholders shall be entitled to look only to Recursion for, and Recursion shall remain liable for, payment of their claims for the Share Deliverables.

(K)
The preceding sub-clauses of this clause 4 shall take effect subject to any prohibition or condition imposed by law.

5.
Withholding Rights

Notwithstanding any other provision of this Scheme of Arrangement, Recursion, any member of the Recursion Group, any Affiliates of any member of the Recursion Group, any DR Nominee, the Exchange Agent and any other Person shall be entitled to deduct and withhold from any amount payable pursuant to this Agreement or the Scheme of Arrangement (including the Share Deliverables) such amounts, if any, as it is required to deduct and withhold with respect to the making of such payment under the Code, the rules and regulations promulgated thereunder, or any other Applicable Law. To the extent that amounts are so deducted and withheld, such deducted and withheld amounts (a) shall be remitted to the applicable Governmental Authority, if required by Applicable Law; and (b) shall be treated for all purposes of this Agreement and the Scheme of Arrangement as having been paid to the person in respect of which such deduction and withholding was made.
6.
Overseas Shareholders

The provisions of clause 4 of this Scheme of Arrangement shall be subject to any prohibition or condition imposed by Applicable Law. Without prejudice to the generality of the foregoing, if, in respect of any Scheme Shareholder with a registered address in a jurisdiction outside the United Kingdom or the US or whom Recursion reasonably believes to be a citizen, resident or national of, or located in, a jurisdiction outside the United Kingdom or the US, Recursion is advised that the delivery of Exchange Shares under clause 4 would or may infringe the laws of such jurisdiction or would or may require Recursion or the Company (as the case may be) to comply with any governmental or other consent or any registration, filing or other formality with which Recursion or the Company (as the case may be) is unable to comply or compliance with which Recursion or the Company (as the case may be) regards as unduly onerous, then the Exchange Agent may, in consultation with Recursion, determine that the Exchange Shares shall not be delivered to such Scheme Shareholder and that (i) such Exchange Shares shall instead be sold by the Exchange Agent at the best price which can reasonably be obtained in the market at the time of sale and (ii) such Scheme Shareholders shall be paid in cash the net proceeds of such sale (after the deduction of all expenses and commissions incurred in connection with such sale, (including any Tax and amounts in respect of irrecoverable value added tax payable on the proceeds of sale), without interest and subject to any required Tax withholding in accordance with the provisions of the Transaction Agreement) in due proportion to the Exchange Shares to which they would have otherwise been entitled by: (A) in the case of Scheme Shareholders who held Scheme Shares in uncertificated form, by instructing Euroclear, or procuring that Euroclear is instructed, to create an assured payment obligation in favour of the payment bank of the holders of such Scheme Shares in accordance with the CREST assured payment arrangements (as set out in the CREST Manual) provided that the Company may (if, for reasons outside its control, it is not able to effect settlement in accordance with this sub-clause 6(ii)(A)) determine that all or part of such consideration shall be paid in accordance with sub-clause 6(ii)(B); or (B) in the case of Scheme Shareholders who held Scheme Shares in certificated form, by sending a cheque or payment via bank transfer in accordance with any existing payment mandate established by the relevant Company Shareholder.
In the absence of bad faith or wilful default, none of Recursion, the Company or the person so appointed shall have any liability for any loss or damage arising as a result of the timing or terms of such sale.

7.
Mandates

All mandates relating to the payment of dividends and other instructions (or deemed instructions), including communication preferences, given to the Company by Scheme Shareholders and in force at the Scheme Record Time relating to holdings of Scheme Shares shall, unless and until amended or revoked, be deemed, as from the Effective Date, to be an effective mandate or instruction in respect of the corresponding Exchange Shares to which that Scheme Shareholder is entitled, except to the extent that a Scheme Shareholder already holds Recursion Common Stock at the Scheme Record Time (and the registrars of Recursion are able to match such holdings), in which case any mandates and instructions in relation to those existing Recursion Common Stock shall also apply to the Exchange Shares issued to the Scheme Shareholder and any mandate held in respect of the Scheme Shares will therefore be disregarded.
8.
Operation of this Scheme of Arrangement

(A)
This Scheme of Arrangement shall become effective as soon as a copy of the Court Order shall have been delivered to the Registrar of Companies for England and Wales.

(B)
Unless this Scheme shall become effective on or before 11:59 p.m. (Eastern time) on August 8, 2025 (as may be extended in accordance with Section 10.01 of the Transaction Agreement) or such later date, if any, as the Company and Parent may agree, this Scheme shall never become Effective.

9.
Modification

The Company and Recursion may jointly consent on behalf of all persons concerned to any modification of, or addition to, this Scheme of Arrangement or to any condition which the Court may approve or impose.
10.
Governing law

This Scheme of Arrangement is governed by English law and is subject to the exclusive jurisdiction of English courts.
Dated [•] 2024

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION
On August 8, 2024, Recursion and Exscientia entered into the Transaction Agreement to acquire the entire issued and to be issued share capital of Exscientia pursuant to the Scheme of Arrangement under Part 26 of the Companies Act.
The following unaudited pro forma condensed combined financial information is based on the historical consolidated financial statements of Recursion and Exscientia and is adjusted to give effect to the proposed Transaction. Under the terms of the Transaction Agreement, upon consummation of the proposed Transaction, Exscientia shareholders will receive Recursion Shares based on the Exchange Ratio for each Exscientia Share issued and outstanding as of the Effective Time and cash in lieu of the fractional shares. The Transaction agreement also provides that Recursion will replace all Exscientia equity awards which are outstanding on the date of the consummation of the proposed Transaction, with Recursion equity awards or Recursion Shares, as applicable, based on the Exchange Ratio. Based on a stock price of $7.61 as of August 27, 2024, and the total fair value of Recursion’s replacement share based awards for Exscientia’s legacy incentive awards, the estimated total purchase price is equal to approximately $775.4 million. Upon the close of the proposed Transaction, Recursion stockholders will own approximately 74% of the combined company, and Exscientia shareholders will own approximately 26% of the combined company, in each case on a fully diluted basis based on the number of Exscientia Shares and Recursion Shares outstanding as of August 7, 2024. The combined company will account for the proposed Transaction as a business combination between Recursion and Exscientia using the acquisition method of accounting with Recursion as the accounting acquirer.
The following unaudited pro forma condensed combined balance sheet as of June 30, 2024, and the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2023, and the six months ended June 30, 2024, are presented herein. The unaudited pro forma condensed combined balance sheet combines the unaudited condensed consolidated balance sheets of Recursion and Exscientia as of June 30, 2024 and gives effect to the proposed Transaction as if it occurred on June 30, 2024. The unaudited pro forma condensed combined statements of operations combine the historical results of Recursion and Exscientia for the year ended December 31, 2023 and the six months ended June 30, 2024 and give effect to the proposed Transaction as if it occurred on January 1, 2023.
The historical financial information has been adjusted in the unaudited pro forma condensed combined financial information to give effect to the following adjustments:
•
Adjustments to reconcile Exscientia’s historical financial statements prepared in accordance with IFRS as issued by the International Accounting Standards Board (“IASB”) to U.S. GAAP and conversion from GBP to USD;

•
Addressing accounting policy differences and classification and presentation of certain financial information; and

•
Application of transaction accounting adjustments and the acquisition method of accounting in connection with the proposed Transaction.

The pro forma adjustments are subject to modification based on the final purchase price which is based on the value of Recursion Shares and the fair value of the Assumed Exscientia Options and Assumed Exscientia RSUs issued at the Effective Time, the final determination of the fair value of the assets acquired and liabilities assumed and additional information that may become available. This may cause the final adjustments to be materially different from the unaudited pro forma condensed combined financial information presented below. Management of Recursion performed a preliminary review of Exscientia’s accounting policies and did not identify any material adjustments to be made to align accounting policies. Following the consummation of the proposed Transaction, Recursion management will perform a detailed review of Exscientia’s accounting policies in an effort to determine if differences in accounting policies require further adjustment or reclassification of Exscientia’s results of operations or assets or liabilities to conform to Recursion’s accounting policies and classification. As a result, Recursion may subsequently identify additional differences in the accounting policies which could have a material impact on the unaudited pro forma condensed combined financial information.

The unaudited pro forma condensed combined financial information presented is for informational purposes only and is not necessarily indicative of the financial position or results of operations that would have been realized if the proposed business combination had been completed on the dates set forth above, nor is it indicative of future results or the financial position of the combined company. The unaudited pro forma condensed combined financial information does not reflect any anticipated synergies or dis-synergies, operating efficiencies or cost savings that may result from the proposed business combination. The pro forma adjustments, which Recursion believes are reasonable under the circumstances, are preliminary and are based upon available information and certain assumptions described in the accompanying notes to the unaudited pro forma condensed combined financial information. Actual results and valuations may differ materially from the assumptions within the accompanying unaudited pro forma condensed combined financial information.
These unaudited pro forma condensed combined financial statements should be read in conjunction with the following:
•
The accompanying notes to the unaudited pro forma condensed combined financial information;

•
The historical audited consolidated financial statements of Recursion as of and for the year ended December 31, 2023, included in Recursion’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the SEC on February 29, 2024;

•
The historical unaudited condensed consolidated financial statements of Recursion as of and for the six months ended June 30, 2024, included in Recursion’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2024, filed with the SEC on August 8, 2024;

•
The historical audited consolidated financial statements of Exscientia as of and for the year ended December 31, 2023, included in Exscientia’s Annual Report on Form 20-F for the fiscal year ended December 31, 2023, filed with the SEC on March 21, 2024; and

•
The historical unaudited condensed consolidated financial statements of Exscientia as of and for the three and six months ended June 30, 2024, and 2023 included in Exscientia’s unaudited interim financial information furnished on Form 6-K with the SEC on August 15, 2024.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
AS OF JUNE 30, 2024
(in thousands of USD)
Historical
	Recursion (U.S. GAAP)	Exscientia (IFRS) (See Note 3)	Exscientia U.S. GAAP Adjustments	Note	Exscientia (U.S. GAAP)	Transaction Accounting Adjustments	Note	Pro Forma Combined
Assets
Current assets
Cash and cash equivalents	$474,341	$176,109	$—		$176,109	$(2,352)	6A, 6B	$648,098
Restricted cash	1,783	—	—		—	—		1,783
Short term bank deposits	—	193,970	—		193,970	—		193,970
Trade receivables	—	296	—		296	—		296
Other receivables	2,526	18,539	—		18,539	—		21,065
Current tax assets	—	41,089	—		41,089	—		41,089
Other current assets	43,725	—	—		—	—		43,725
Total current assets	522,375	430,003	$—		430,003	(2,352)		950,026
Restricted cash, non-current	6,629	—	—		—	—		6,629
Property and equipment, net	83,633	55,715	—		55,715	—		139,348
Other receivables	—	830	—		830	—		830
Deferred tax asset, net	—	947	—		947	1,257	6H	2,204
Operating lease right-of-use assets	44,088	—	18,153	4A	18,153	5,544	6C	67,785
Financing lease right-of-use assets	28,562	22,418	(22,418)	4A	—	—		28,562
Intangible assets, net	38,210	32,530	(3,241)	4B	29,289	366,711	6D	434,210
Goodwill	52,056	7,645	—		7,645	21,352	6E	81,053
Other assets, non-current	308	3,262	139	4C	3,401	—		3,709
Total assets	$775,861	$553,350	$(7,367)		$545,983	$392,512		$1,714,356
Liabilities and stockholders’ equity
Current liabilities
Accounts payable	$3,762	$9,796	$—		$9,796	$—		$13,558
Accrued expenses and other liabilities	33,401	32,044	—		32,044	27,085	6A, 6G	92,530
Unearned revenue	32,204	25,552	—		25,552	(8,123)	6K	49,633
Notes payable and financing lease liabilities, current	8,109	5,132	(5,132)	4A	—	—		8,109
Operating lease liabilities	8,607	—	3,486	4A	3,486	370	6C	12,463
Total current liabilities	86,083	72,524	(1,646)		70,878	19,332		176,293
Unearned revenue, non-current	29,169	76,571	—		76,571	—		105,740
Notes payable and financing lease liabilities, non-current	22,921	21,900	(21,522)	4A	378	—		23,299
Operating lease liabilities, non-current	50,239	—	18,253	4A	18,253	1,587	6C	70,079
Deferred tax liabilities	—	6,443	—		6,443	(2,676)	6H	3,767
Other liabilities, non-current	3,000	1,724	—		1,724	—		4,724
Total liabilities	191,412	179,162	(4,915)		174,247	18,243		383,902

	Recursion (U.S. GAAP)	Exscientia (IFRS) (See Note 3)	Exscientia U.S. GAAP Adjustments	Note	Exscientia (U.S. GAAP)	Transaction Accounting Adjustments	Note	Pro Forma Combined
Stockholders’ equity:
Common stock	3	81	—		81	(80)	6I, 6J	4
Additional paid-in capital	1,740,981	574,929	—		574,929	220,165	6B, 6F, 6I, 6J	2,536,075
Accumulated other comprehensive income (loss)	—	(1,101)	139	4C	(962)	962	6I	—
Accumulated deficit	(1,156,535)	(199,721)	(2,591)	4A, 4B	(202,312)	153,222	6A, 6B, 6F, 6I, 6G	(1,205,625)
Total stockholders’ equity	584,449	374,188	(2,452)		371,736	374,269		1,330,454
Total liabilities and stockholders’ equity	$775,861	$553,350	$(7,367)		$545,983	$392,512		$1,714,356

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED December 31, 2023
(in thousands of USD except per share amounts)
Historical
	Recursion (U.S. GAAP)	Exscientia (IFRS) (See Note 3)	Exscientia U.S. GAAP Adjustments	Note	Exscientia (U.S. GAAP)	Transaction Accounting Adjustments	Note	Pro Forma Combined
Revenue
Operating revenue	$43,876	$24,978	$—		$24,978	$2,951	6K	$71,805
Grant revenue	699	—	—		—	—		699
Total revenue	44,575	24,978	—		24,978	2,951		72,504
Operating costs and expenses
Cost of revenue	42,587	34,089	—		34,089	19,917	6D	96,593
Research and development	241,226	159,784	$(5,899)	4D	153,885	$14,338	6D, 6F	$409,449
General and administrative	110,822	56,392	(3,335)	4D	53,057	36,159	6A, 6B, 6F, 6G	200,038
Total operating costs and expenses	394,635	250,265	(9,234)		241,031	70,414		706,080
Loss from operations	(350,060)	(225,287)	9,234		(216,053)	(67,463)		(633,576)
Other income, net	17,932	25,567	1,279	4A	26,846	—		44,778
Foreign exchange (losses)/gains	—	(1,917)	—		(1,917)	—		(1,917)
Loss before income tax benefit	(332,128)	(201,637)	10,513		(191,124)	(67,463)		(590,715)
Income tax benefit	4,062	20,059	—	4E	20,059	(1,848)	6H	22,273
Net loss	(328,066)	(181,578)	10,513		(171,065)	(69,311)		(568,442)
Foreign currency (loss)/gain on translation of foreign operations	—	(1,657)	—		(1,657)	—		(1,657)
Comprehensive loss	$(328,066)	$(183,235)	$10,513		$(172,722)	$(69,311)		$(570,099)
Per share data
Net loss per share, basic and diluted	$(1.58)	$(1.46)	—		$—	—		$(1.83)
Weighted-average shares outstanding, basic and diluted	207,853,702	124,197,000	—		—	98,171,988	6L	309,780,804

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2024
(in thousands of USD except per share amounts)
Historical
	Recursion (U.S. GAAP)	Exscientia (IFRS) (See Note 3)	Exscientia U.S. GAAP Adjustments	Note	Exscientia (U.S. GAAP)	Transaction Accounting Adjustments	Note	Pro Forma Combined
Revenue
Operating revenue	$27,895	$12,282	$—		$12,282	$3,102	6K	$43,279
Grant revenue	316	—	—		—	—		316
Total revenue	28,211	12,282	—		12,282	3,102		43,595
Operating costs and expenses
Cost of revenue	20,365	19,185	—		19,185	9,958	6D	49,508
Research and development	141,488	61,570	1,774	4D	63,344	8,358	6D, 6F	213,190
General and administrative	63,241	25,593	956	4D	26,549	675	6F	90,465
Total operating costs and expenses	225,094	106,348	2,730		109,078	18,991		353,163
Loss from operations	(196,883)	(94,066)	(2,730)		(96,796)	(15,889)		(309,568)
Other income, net	6,668	16,994	688	4A	17,682	—		24,350
Foreign exchange (losses)/gains	—	1,173	—		1,173	—		1,173
Loss before income tax benefit	(190,215)	(75,899)	(2,042)		(77,941)	(15,889)		(284,045)
Income tax benefit	1,302	3,484	—	4E	3,484	(1,265)	6H	3,521
Net loss	$(188,913)	$(72,415)	$(2,042)		$(74,457)	$(17,154)		$(280,524)
Foreign currency (loss)/gain on translation of foreign operations	—	(1,472)	—		(1,472)	—		(1,472)
Comprehensive loss	$(188,913)	$(73,887)	$(2,042)		$(75,929)	$(17,154)		$(281,996)
Per share data
Net loss per share, basic and diluted	$(0.79)	$(0.57)	$—		$—	$—		$(0.82)
Weighted-average shares outstanding, basic and diluted	239,107,879	126,285,033	—		—	98,171,988	6L	342,088,314

NOTES TO THE UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION
1.   Description of Transaction
On August 8, 2024, Recursion and Exscientia entered into the Transaction Agreement. At the Effective Time, each share of Exscientia issued and outstanding immediately prior to the Effective Time will automatically be exchanged for 0.7729 fully paid and non-assessable Recursion Shares, and cash in lieu of fractional shares. The Transaction Agreement also provides that Recursion will replace all Exscientia equity awards which are outstanding on the date of the consummation of the proposed Transaction with Recursion equity awards or Recursion Shares, as applicable, based on the Exchange Ratio. Immediately following the Effective Time, Recursion stockholders will own approximately 74% of the combined company, and Exscientia shareholders will own approximately 26% of the combined company, in each case on a fully diluted basis, based on the number of Exscientia Shares and Recursion Shares outstanding as of August 7, 2024.
The proposed Transaction is expected to be accounted for as an acquisition of a business pursuant to ASC 805. Recursion is the accounting acquirer and will record assets acquired and liabilities assumed from Exscientia primarily at their respective fair values at the date of completion of the proposed Transaction. To the extent the fair value of the consideration transferred exceeds the fair value of the assets acquired and liabilities assumed, the excess will be recorded as goodwill. Recursion is considered to be the accounting acquirer at closing based on an evaluation of the following facts and circumstances:
•
Recursion Shares are issued to effect the acquisition and will remain outstanding.

•
The parent company of the combined group will retain the Recursion name.

•
The Recursion executive team will continue to serve in their roles subsequent to the proposed Transaction.

•
The Recursion Board will comprise of ten members with the addition of two members from the current Exscientia Board to the eight members of the Recursion Board.

•
The Recursion stockholders immediately preceding the Effective Time will own approximately 74% of the combined company after the closing of the proposed Transaction based on the number of Exscientia Shares and Recursion Shares outstanding as of August 7, 2024, calculated on a fully diluted basis.

2.   Basis of presentation
The unaudited pro forma condensed combined financial statements and related notes are prepared in accordance with Article 11 of Regulation S-X and present the historical financial information of Recursion and Exscientia and present the pro forma effects of the proposed Transaction and certain transaction accounting adjustments described herein. The historical financial information of Recursion has been prepared in accordance with U.S. GAAP and presented in thousands of USD. Exscientia’s historical financial information has been prepared in accordance with IFRS, as issued by the IASB, presented in thousands of GBP and translated to thousands of USD for condensed combined pro forma financial information purposes. As such, certain IFRS to U.S. GAAP adjustments are included in the unaudited pro forma condensed combined financial information as discussed in Note 4 below.
The proposed business combination of Exscientia will be accounted for using the acquisition method of accounting as per the provisions of ASC 805, using the fair value concepts defined in ASC Topic 820 — Fair Value Measurement (“ASC 820”), and based on the historical consolidated financial statements of Recursion and the historical consolidated financial statements of Exscientia. Under ASC 805, all assets acquired, and liabilities assumed in a business combination are generally recognized and measured at their assumed acquisition date fair value, while transaction costs and restructuring costs associated with the business combination are expensed as incurred. The excess of preliminary purchase price over the fair value of assets acquired and liabilities assumed, if any, will be recorded in goodwill or a potential bargain purchase gain if the fair value of assets acquired and liabilities assumed are greater than the preliminary purchase price.

The pro forma adjustments represent management’s best estimates and are based upon available information as of August 27, 2024 and certain assumptions that the management of Recursion believes are reasonable under the circumstances.
The unaudited condensed combined pro forma financial statements are not necessarily indicative of what the combined company’s financial position or results of operations would have been had the proposed Transaction been completed on the dates indicated. In addition, the unaudited pro forma condensed combined financial information does not purport to project the future financial position or operating results of the combined company.
There were no material transactions between Recursion and Exscientia during the periods presented in the unaudited pro forma condensed combined financial statements.
For purposes of preparing the unaudited pro forma condensed combined financial information, the historical financial information of Exscientia and related pro forma adjustments were translated from GBP to USD using the following historical exchange rates as posted by the Federal Reserve:
£ / $
Balance sheet and related adjustments as of June 30, 2024: period end exchange rate as of June 30, 2024	1.264
Statement of operations and related adjustments for the year ended December 31, 2023: average exchange rate for that period	1.244
Statement of operations and related adjustments for the six months ended June 30, 2024: average exchange rate for that period	1.265
3.   Reclassifications
Certain reclassifications were made to align Exscientia’s financial statement presentation with that of Recursion’s based on interim unaudited condensed consolidated financial information available June 30, 2024, including the impact of currency conversion.
Exscientia Financial Statement Line	Exscientia Historical (GBP)	Exscientia Historical (USD)	Reclassifications (USD)	Exscientia Historical Reclassified (USD)	Recursion Financial Statement Line
Balance sheet as of June 30, 2024
Current assets
Cash and cash equivalents	139,327	$176,109	$—	$176,109	Cash and cash equivalents
Short term bank deposits	153,457	193,970	—	193,970	Short term bank deposits
Trade receivables	234	296	—	296	Trade receivables
Other receivables	14,667	18,539	—	18,539	Other receivables
Current tax assets	32,507	41,089	—	41,089	Current tax assets
Total current assets	340,192	430,003	$—	430,003
Non-current assets
Property, plant, and equipment, net	44,078	55,715	—	55,715	Property and equipment, net
Right-of-use assets, net	17,736	22,418	—	22,418	Financing lease right-of-use assets
Other intangible assets, net	25,736	32,530	—	32,530	Intangible assets, net
Goodwill	6,048	7,645	—	7,645	Goodwill
Other receivables	657	830	—	830	Other receivables
Deferred tax asset, net	749	947	—	947	Deferred tax asset, net
Investment in joint venture	436	551	—	551	Other assets, non-current
Investments in equity instruments	2,145	2,711	—	2,711	Other assets, non-current
Total assets	437,777	$553,350	$—	$553,350

Exscientia Financial Statement Line	Exscientia Historical (GBP)	Exscientia Historical (USD)	Reclassifications (USD)	Exscientia Historical Reclassified (USD)	Recursion Financial Statement Line
Current liabilities
Trade payables	7,750	$9,796	$—	$9,796	Accounts payable
Contract liabilities and other advances	21,986	27,790	(2,238)	25,552	Unearned revenue
	—	—	2,238	2,238	Accrued expenses and other liabilities
Lease liabilities	4,060	5,132	—	5,132	Notes payable and financing lease liabilities
Other payables	23,581	29,806	—	29,806	Accrued expenses and other liabilities
Non-current liabilities				—
Contract liabilities and other advances	60,578	76,571	—	76,571	Unearned revenue, non-current
Loans	299	378	—	378	Notes payable and financing lease liabilities, non-current
Lease liabilities	17,027	21,522	—	21,522	Notes payable and financing lease liabilities, non-current
Deferred tax liability, net	5,097	6,443	—	6,443	Deferred tax liabilities
Provisions	1,364	1,724	—	1,724	Other liabilities, non-current
Total liabilities	141,742	179,162	—	179,162
Stockholders’ equity
Share capital	64	81	—	81	Common stock
Share premium	364,658	460,928	—	460,928	Additional paid-in-capital
Capital redemption reserve	3	4	—	4	Additional paid-in-capital
Foreign exchange reserve	(672)	(849)	—	(849)	Accumulated other comprehensive income (loss)
Share-based payment reserve	35,975	45,472	—	45,472	Additional paid-in-capital
Fair value reserve	(199)	(252)	—	(252)	Accumulated other comprehensive income (loss)
Merger Reserve	54,213	68,525	—	68,525	Additional paid-in-capital
Accumulated losses	(158,007)	(199,721)	—	(199,721)	Accumulated deficit
Total equity attributable to owners of the parent	296,035	374,188	—	374,188
Total liabilities and stockholders’ equity	437,777	$553,350	$—	$553,350
Income statement for the six months ended June 30, 2024
Revenue	9,709	12,282	—	12,282	Operating revenue
Cost of sales	15,166	19,185	—	19,185	Cost of revenue
Research and development expenses	48,672	61,570	—	61,570	Research and development
General and administrative expenses	20,232	25,593	—	25,593	General and administrative
Foreign exchange gains	(927)	(1,173)	—	(1,173)	Foreign exchange gains
Finance income	(7,704)	(9,746)	—	(9,746)	Other income, net
Finance expense	562	711	—	711	Other income, net
Other income	(7,216)	(9,128)	—	(9,128)	Other income, net

Exscientia Financial Statement Line	Exscientia Historical (GBP)	Exscientia Historical (USD)	Reclassifications (USD)	Exscientia Historical Reclassified (USD)	Recursion Financial Statement Line
Share of loss of joint venture	924	1,169	—	1,169	Other income, net
Income tax benefit	(2,754)	(3,484)	—	(3,484)	Income tax benefit
Loss for the period	(57,246)	(72,415)	—	(72,415)
Foreign currency (loss)/gain on translation of foreign operations	(1,164)	(1,472)	—	(1,472)	Foreign currency (loss)/gain on translation of foreign operations
Income statement for the year ended December 31, 2023
Revenue	20,079	24,978	—	24,978	Operating revenue
Cost of sales	27,403	34,089	—	34,089	Cost of revenue
Research and development expenses	128,444	159,784	—	159,784	Research and development
General and administrative expenses	45,331	56,392	—	56,392	General and administrative
Foreign exchange losses	1,541	1,917	—	1,917	Foreign exchange losses
Finance income	(16,628)	(20,685)	—	(20,685)	Other income, net
Finance expense	1,067	1,327	—	1,327	Other income, net
Other income	(6,636)	(8,255)	—	(8,255)	Other income, net
Share of loss of joint venture	1,645	2,046	—	2,046	Other income, net
Income tax benefit	(16,125)	(20,059)	—	(20,059)	Income tax benefit
Loss for the year	(145,963)	(181,578)	—	(181,578)
Foreign currency (loss)/gain on translation of foreign operations	(1,332)	(1,657)	—	(1,657)	Foreign currency (loss)/gain on translation of foreign operations

4.   IFRS to U.S. GAAP adjustments
Exscientia’s historical consolidated statement of financial position as of June 30, 2024, and statements of operations for the year ended December 31, 2023, and the six months ended June 30, 2024, have been prepared in conformity with IFRS, as issued by the IASB, which differs in certain material respects from U.S. GAAP. Adjustments were made to Exscientia’s financial statements to convert them from IFRS to U.S. GAAP after evaluating potential areas of differences. Adjustments are initially calculated in GBP and translated to USD based on the exchange rates detailed in Note 2. Any differences between adjustments impacting the unaudited pro forma condensed combined balance sheet and the unaudited pro forma condensed combined statements of operations are due to foreign exchange rates.
A.   Represents reductions of $22.4 million, $5.1 million, and $21.5 million to financing lease right of use assets, notes payable and financing lease liabilities, and notes payable and financing lease liabilities, non-current, respectively, to reclassify Exscientia’s lease balances from finance lease classification to operating lease classification. Under IFRS, lessees account for all leases as finance leases. Under U.S. GAAP Exscientia’s leases would be classified as operating leases with lease expense recognized on a straight-line basis as part of research and development expense or general and administrative expense.
Exscientia’s legacy interest expense for lease liabilities classified as finance expense was removed in amounts totaling $1.3 million and $0.7 million for the year ended December 31, 2023 and the six months ended June 30, 2024, respectively. There was not a material difference between the research and development and general and administrative expense already recognized and the amount to be recognized under U.S. GAAP.
In addition, Exscientia has two leases that are adjusted periodically based on the market rate and, under IFRS, led to a remeasurement of the related operating lease liabilities and operating lease assets. U.S. GAAP, however, does not require the remeasurement of lease liability for changes in market rate adjustments. This resulted in a decrease to the operating lease right-of-use asset, operating lease liabilities, and operating lease liabilities, non-current of $4.2 million, $1.6 million and $3.2 million, respectively, as of June 30, 2024.

B.   Represents a reduction of $3.2 million to Exscientia’s intangible asset balance to remove in process research and development capitalized in an asset acquisition. Under U.S. GAAP, in process research and development is not capitalized unless it has an alternative future use in an asset acquisition. Therefore, it has been expensed.
C.   Represents an adjustment to Exscientia’s investment in equity securities which is measured at fair value through other comprehensive income; however, under U.S. GAAP, the investment would be measured at its cost less impairment in accordance with ASC 321. The aggregate impact of changes in fair value was reversed with a corresponding adjustment to accumulated other comprehensive income amounting to $0.1 million as of June 30, 2024.
D.   Represents an adjustment to Exscientia’s share based compensation expense of $9.2 million and $2.7 million for the year ended December 31, 2023 and the six months ended June 30, 2024, respectively. Under U.S. GAAP, Recursion has elected to recognize expense on a straight line basis over the last vesting tranche for share based awards with only service conditions and to account for forfeitures as they occur rather than apply graded vesting and include estimates of forfeitures. This resulted in adjustments of $5.9 million and $3.3 million to research and development expense and general and administrative expense, respectively, for the year ended December 31, 2023 and $1.8 million and $0.9 million to research and development expense and general and administrative expense, respectively, for the six months ended June 30, 2024.
E.   There was no material income tax benefit as a result of IFRS to U.S. GAAP adjustments for either period due to a full valuation allowance position in the United Kingdom.
5.   Preliminary purchase price and allocation
Preliminary purchase price
Recursion expects that Exscientia shareholders will be entitled to receive approximately 98.2 million Recursion Shares upon consummation of the proposed Transaction. This assumes that no equity awards will vest or be exercised (as relevant) prior to the consummation of the proposed Transaction. In addition, pursuant to the terms of the Transaction Agreement, Recursion will replace all Exscientia equity awards which are outstanding on the date of the consummation of the proposed Transaction with Recursion equity awards or Recursion Shares, as applicable, based on the Exchange Ratio. This includes Exscientia’s share options and unvested restricted stock awards (including performance-based options, and performance-based awards). Each equity award vesting schedule and other applicable terms will be carried over except for (i) the exercise price of share options which will be adjusted in connection with the Exchange Ratio and (ii) any applicable performance conditions, which will be assessed on or around the date of consummation of the proposed Transaction.
The accompanying unaudited pro forma condensed combined financial statements reflect a preliminary purchase price of approximately $775.4 million, determined as of August 27, 2024, which consists of the following (in thousands, except exchange ratio and share price):

Preliminary purchase price
Exscientia Shares issued and outstanding as of August 27, 2024	127,018
Fixed Exchange Ratio	0.7729
Number of Recursion Shares issued	98,172
Recursion Share price at August 27, 2024	$7.61
Preliminary purchase price paid for Exscientia Shares(1)	$747,089
Fair value of replacement Recursion Share Options attributable to the purchase price (2)	$24,471
Fair value of replacement Recursion RSUs attributable to the purchase price(3)	$1,314
Fair value of replacement Recursion Performance Share Options attributable to purchase price(4)	$1,292
Fair value of replacement Recursion PSUs attributable to the purchase price(5)	$1,276
Total Preliminary Purchase Price	$775,442
Fair value of net assets acquired	746,445
Preliminary Goodwill	$28,997

(1)
Recursion expects that Exscientia shareholders will be entitled to receive approximately 98.2 million Recursion Shares upon consummation of the proposed Transaction. This assumes that no equity awards will vest or be exercised (as relevant) prior to the consummation of the proposed Transaction. The aggregate fair value of those shares has been estimated using $7.61 per share, which was the last reported sale price of Recursion Shares on The Nasdaq Global Select Market on August 27, 2024. The value of the purchase price will change based on fluctuations in the price of Recursion Shares and the number of Exscientia Shares outstanding at the Effective Time.

(2)
Recursion expects that it will issue approximately 6.8 million options for Recursion Shares as replacement awards to holders of outstanding and unexercised options for Exscientia Shares. The aggregate fair value of those replacement awards of $51.6 million has been estimated using the Black Scholes option pricing model. Of that amount, $24.5 million was allocated to purchase consideration, based on the portion of the replacement awards’ fair value attributable to pre-combination employee services, and $27.1 million was allocated to future employee services and will be expensed as stock-based compensation on a straight-line basis over the remaining service periods of those awards.

(3)
Recursion expects that it will issue approximately 0.9 million Recursion RSUs as replacement awards to holders of outstanding and unexercised Exscientia RSUs. The aggregate fair value of those replacement awards of $6.7 million has been estimated using the total replacement units and the acquisition date Recursion share price of $7.61. Of that amount, $1.3 million was allocated to purchase consideration, based on the portion of the replacement awards’ fair value attributable to pre-combination employee services, and $5.4 million was allocated to future employee services and will be expensed as stock-based compensation on a straight-line basis over the remaining service periods of those awards.

(4)
Recursion expects that it will issue approximately 0.6 million Recursion Shares with an aggregate fair value of $4.5 million in settlement of the Exscientia performance based stock options. Of that amount, $1.3 million was allocated to purchase consideration, based on the portion of the replacement awards’ fair value attributable to pre-combination employee services, and $3.2 million was attributable to Recursion compensation expense.

(5)
Recursion expects that it will issue approximately 0.5 million Recursion Shares with an aggregate fair value of $3.6 million in settlement of the Exscientia performance based RSUs. Of that amount, $1.3 million was allocated to purchase consideration, based on the portion of the replacement awards’ fair value attributable to pre-combination employee services, and $2.3 million was attributable to Recursion compensation expense.

The preliminary purchase price does not purport to represent the actual value of the total consideration that will be received by Exscientia’s shareholders when the proposed business combination is completed. In accordance with U.S. GAAP, the fair value of the shares of Recursion issued as part of the consideration will be measured on the closing date at the closing price and the fair value of the replacement Recursion stock options will be estimated using a Black-Scholes model on the closing date (i.e., the grant date). These requirements will likely result in a difference in the purchase price and that difference may be material. A sensitivity analysis related to the fluctuation in the Recursion Share price was performed to assess the impact a hypothetical change of 15% on the closing price of Recursion Shares as of August 27, 2024 would have on the preliminary purchase price and the preliminary pro forma goodwill or bargain purchase gain. The following table shows the change in stock price, preliminary estimated purchase price and the pro forma goodwill or bargain purchase gain (amounts in thousands, except exchange ratio and share price):
	+15%	-15%
Potential volatility in the price of Recursion Shares	$8.75	$6.47
Fixed Exchange Ratio	0.7729	0.7729
Exscientia’s Shares issued and outstanding as of August 27, 2024	127,018	$127,018
Number of Recursion Shares issued	98,172	98,172
Preliminary purchase price paid for Exscientia Shares	$859,152	$635,026
Fair value of replacement Recursion equity awards attributable to the purchase price	28,353	28,353
Total preliminary purchase price	$887,505	$663,379
Fair value of net assets acquired	746,445	746,445
Goodwill / (Bargain purchase gain)	$141,060	$(83,066)
Preliminary purchase price allocation
Recursion’s purchase price allocation for the proposed Transaction is preliminary and subject to revision once the proposed Transaction is complete and as additional information about the fair value of the assets to be acquired and liabilities to be assumed becomes available. In general, due to the nature of certain assets acquired and liabilities assumed, Recursion has determined that the carrying value of these assets and liabilities as of June 30, 2024 approximate their fair value. Recursion has engaged a third-party valuation company to assist it in completing the valuation of certain other assets to be acquired and liabilities to be assumed. However, Recursion has not completed a full, detailed valuation analysis. The preliminary valuation performed is limited to intangible assets i.e., developed technology and in-process research & development. The valuation is based on available financial statement information as of June 30, 2024, consideration of similar transactions, and currently available but limited forecasted financial information. Accordingly, the unaudited pro forma condensed combined financial information includes a preliminary allocation of the purchase price based on assumptions and estimates that, while considered reasonable under the circumstances, are subject to changes, which may be material. Recursion will continue to refine its identification and valuation of assets to be acquired and liabilities to be assumed as further information becomes available.
The final determination of the purchase price allocation will be completed as soon as practicable but not one year beyond the date of the closing date of the proposed Transaction and will be based on the fair values of the assets acquired and liabilities assumed as of the closing date. The final amounts allocated to assets acquired and liabilities assumed could differ significantly from the amounts presented in the unaudited pro forma condensed combined financial information.
The following table sets forth a preliminary allocation of the estimated purchase price to the identifiable tangible and intangible assets acquired and liabilities assumed of Exscientia based on Exscientia’s unaudited interim consolidated balance sheet as of June 30, 2024, with the excess recorded as goodwill (in thousands):
Cash and cash equivalents	$176,109
Short term bank deposits	193,970
Other current assets	41,089

18,835
Property and equipment	55,715
Other assets, non-current	6,435
Operating lease right-of-use assets	23,697
Intangible assets	396,000
Total assets acquired	$911,850
Accounts payable	9,796
Accrued expenses and other liabilities	32,044
Unearned revenue	17,429
Operating lease liabilities	3,856
Unearned revenue, non-current	76,571
Operating lease liabilities, non-current	19,840
Other liabilities, non-current	5,869
Total liabilities assumed	165,405
Net Assets Acquired	$746,445
Total preliminary estimated purchase price	775,442
Preliminary Goodwill	$28,997

6.   Transaction accounting adjustments
The adjustments included in the unaudited preliminary pro forma condensed combined financial statements are as follows:
A.   Represents an adjustment to general and administrative expense to reflect $2.8 million in compensation owed to Exscientia employees based on change in control provisions in pre-existing employment agreements. This resulted in a decrease in cash and cash equivalents of $0.7 million for amounts paid at close and increase to accrued expenses and other liabilities of $2.1 million for amounts paid over an 18-month period with a corresponding adjustment of $2.8 million to accumulated deficit.
B.   Represents an adjustment to general and administrative expense to reflect the payment of $1.6 million in cash bonuses and $1.1 million in share based awards expected to be paid by Recursion as retention awards to certain key Exscientia personnel upon closing of the proposed Transaction with corresponding adjustments of $2.7 million to accumulated deficit and $1.1 million to additional paid in capital.
C.   Represents an adjustment to the right-of-use assets and lease liabilities for leases acquired as part of the proposed Transaction. Recursion calculated the lease liability based on the remaining lease payments and Recursion’s discount rate as of June 30, 2024. This resulted in an increase to the current lease liability of $0.4 million, presented in Operating lease liabilities, current, and an increase to the noncurrent lease liability of $1.6 million, presented in Operating lease liabilities, non-current with a corresponding increase to the Operating lease right-of-use asset of $5.5 million.
D.   Represents an adjustment to eliminate Exscientia’s historical intangible assets of $29.3 million. This adjustment also establishes the fair values of the acquired identifiable intangible assets at a total estimated fair value of $396.0 million, consisting of a developed technology platform asset with a fair value of $239.0 million and IPR&D assets at a fair value of $157.0 million. As noted above, these fair value estimates are preliminary and subject to change once the proposed Transaction is completed.
The fair value of the intangible assets has been estimated based on third-party preliminary studies utilizing currently available but limited financial forecasts and publicly available information from comparable transactions.

The developed technology platform asset has a preliminary estimated useful life of six years. Pro forma amortization expense for the six months ended June 30, 2024 is $9.9 million in research and development expense and $9.9 million in cost of revenue based on the nature of the activities of the platform. Similarly, pro forma amortization expense for the year ended December 31, 2023 is $19.9 million for research and development and $19.9 million for cost of revenue. The adjustment for amortization expense recorded in research and development is $14.2 million, net of $5.7 million of historical amortization expense, and $7.1 million, net of $2.8 million of historical amortization expense, for the year ended December 31, 2023, and the six months ended June 30, 2024, respectively. IPR&D assets have an indefinite life until completion or abandonment of the underlying research projects.
An increase or decrease of 10% in the fair value of the intangible assets acquired would increase or decrease the fair value by $39.6 million with a decrease or increase to goodwill, respectively. With other assumptions held constant, a 10% increase or decrease in the fair value of the intangible assets would increase or decrease the estimated amortization expense by $2.0 million for the six months ended June 30, 2024 and $4.0 million for the year ended December 31, 2023.
E.   Represents the adjustment to goodwill, which is calculated as the difference between the fair value of the consideration paid and the estimated fair value of the identifiable tangible and intangible assets acquired and liabilities assumed. The pro forma adjustment to goodwill is calculated as follows:
Estimated goodwill related to this transaction	$28,997
Elimination of Exscientia historic goodwill	(7,645)
Pro forma adjustment	$21,352
F.   Represents the adjustment to eliminate Exscientia’s historical share-based compensation expense and record the incremental share-based compensation expense related to the post-combination expense for the replacement Recursion equity awards, including the acceleration of certain awards related to dual trigger provisions that resulted in approximately $18.5 million of expense to be recorded. The total pro forma share-based compensation expense includes the share-based compensation expense from new share options, RSUs, performance share options, and PSUs which will be issued upon the close of the proposed Transaction. The incremental expense is allocated to each financial statement line item as follows (in thousands):
Year Ended December 31, 2023
	Removal of historical Exscientia expense	Post- combination share options expense	Post- combination RSU expense	Post- combination performance share options expense	Post- combination PSU expense	Total Adjustment
Research and development	$(13,453)	$11,472	$2,124	$—	$—	$143
General and administrative	(7,605)	6,486	1,201	3,220	2,318	5,620
Total share-based compensation expense	$(21,058)	$17,958	$3,325	$3,220	$2,318	$5,763
Six Months Ended June 30, 2024
	Removal of historical Exscientia expense	Post- combination share options expense	Post- combination RSU expense	Post- combination performance share options expense	Post- combination PSU expense	Total Adjustment
Research and development	$(887)	$1,763	$376	$—	$—	$1,252
General and administrative	(478)	950	203	—	—	675
Total share-based compensation expense	$(1,365)	$2,713	$579	$—	$—	$1,927
With other assumptions held constant, an increase or decrease of 15% in the Recursion Share price would increase or decrease the post-close compensation expense by $8.2 million. The total increase or decrease to the expense recognized during the year ended December 31, 2023 and the six months ended June 30, 2024 would be $7.5 million and $0.7 million, respectively.
G.   Represents an adjustment to reflect an accrual of additional $25.0 million in transaction costs expected to be incurred by Recursion between July 1, 2024 and the close of the proposed Transaction that are not reflected in the historical financial statements. An immaterial amount of transaction costs has been incurred as of June 30, 2024 and are included in the historical balance sheets and statements of operations of Recursion and Exscientia for the six months ended June 30, 2024.
H.   Represents an adjustment to deferred tax assets and deferred tax liabilities for the tax effects of recognizing the preliminary purchase price allocation reflected herein. This resulted in an increase to deferred tax assets of $1.3 million and decrease to deferred tax liabilities of $2.7 million as of June 30, 2024. Further changes from transaction accounting adjustments to loss before income taxes during the year ended December 31, 2023 and the six months ended June 30, 2024 resulted in decreases to the income tax benefit of $1.8 million and $1.3 million, respectively. There was no material income tax benefit as a result of transaction accounting adjustments for either period due to a full valuation allowance position in the United Kingdom.
   These adjustments are based on estimates of the fair value of Exscientia’s assets to be acquired, liabilities to be assumed, and the related purchase price allocations. These estimates are subject to further review by Recursion’s and Exscientia’s respective managements, which may result in material adjustments to deferred taxes with an offsetting adjustment to goodwill.
The effective tax rate of the combined company could be significantly different than what is presented in these unaudited pro forma financial statements depending on post-business combination activities, including legal entity restructuring, repatriation decisions, and the geographical mix of taxable income.
I.   Represents an adjustment to eliminate Exscientia’s historical equity.
J.   Represents the portion of the preliminary purchase price related to the issuance of approximately $98.2 million Recursion Shares to Exscientia shareholders (assuming that no equity awards will vest or be exercised (as relevant) and the fair value of replacement equity awards attributable to the purchase price prior to the consummation of the proposed Transaction), worth approximately $775.4 million. The fair value of a Recursion Share was based on a closing price on August 27, 2024 of $7.61 per share.
K.   Represents an adjustment to decrease deferred revenue by $8.1 million related to reflect the application of the Recursion revenue recognition policy that impacted the allocation of transaction price and timing of revenue recognition for certain customer contracts. This resulted in increases to operating revenue of $3.0 million and $3.1 million for the year ended December 31, 2023, and the six months ended June 30, 2024, respectively.
L.   Represents an adjustment to the weighted average shares outstanding due to the increase of the number of Recursion Shares outstanding in relation to the proposed Transaction. The detail of the adjustment to the weighted average shares outstanding is as follows (amounts as stated):
	Six Months ended June 30, 2024	Year ended December 31, 2023
Number of Recursion Shares issued as preliminary purchase price	98,171,988	98,171,988
Number of Recursion Shares issued for Equity Awards at close and vested throughout the period	4,808,447	3,755,114
Number of Recursion Shares outstanding	239,107,879	207,853,702
Total proforma adjustment to shares used in computing net loss per share, basic and diluted	342,088,314	309,780,804

7.   Pro Forma Earnings (Loss) Per Share
The pro forma combined basic and diluted earnings per share have been adjusted to reflect the pro forma net loss for the year ended December 31, 2023 and the six months ended June 30, 2024. In addition, the number of shares used in calculating the pro forma combined basic and diluted net loss per share has been adjusted to reflect the estimated total number of shares of common stock of the combined company that would be outstanding as of the closing date (see Note 6). For the year ended December 31, 2023 and the six months ended June 30, 2024, the pro forma weighted average shares outstanding and proforma net income per share has been calculated as follows:
(in thousands, except per share data)	Six Months ended June 30, 2024	Year ended December 31, 2023
Pro forma net loss	$(280,524)	$(568,442)
Total weighted average common shares outstanding	342,088,314	309,780,804
Pro forma basic net loss per share – basic and diluted***	$(0.82)	$(1.83)

***
The following potentially dilutive common shares were excluded from the computations of diluted net loss per share for the periods presented because including them would have been anti-dilutive:

	Six Months ended June 30, 2024	Year ended December 31, 2023
Recursion stock based compensation	9,230,517	9,848,141
Tempus agreement	6,694,934	1,073,834
Share options	3,356,961	5,839,290
RSUs	528,865	435,152
Total anti-dilutive shares	19,811,277	17,196,417

UNAUDITED COMPARATIVE PRO FORMA PER SHARE DATA
The following table summarizes selected per share data for (i) Recursion and Exscientia for the fiscal year ended December 31, 2023, on an audited historical basis, and unaudited historical financial information of Recursion and Exscientia for the six months ended June 30, 2024, (ii) Recursion for the fiscal year ended December 31, 2023 and the six months ended June 30, 2024 on an unaudited pro forma combined basis giving effect to the Transaction using the acquisition method of accounting and (iii) Exscientia for the fiscal year ended December 31, 2023 and the six months ended June 30, 2024 on an unaudited pro forma equivalent basis based on the Exchange Ratio of 0.7729 of a Recursion Share for one Exscientia Share.
The following table reflects historical information about basic and diluted net income per share attributable to Recursion stockholders and Exscientia shareholders, as applicable, for the fiscal year ended December 31, 2023 and the six months ended June 30, 2024, and the book value per share as of June 30, 2024, on a historical basis, and for the combined company on an unaudited pro forma condensed combined basis after giving effect to the Transaction. The pro forma data of the combined company assumes the Transaction was completed on January 1, 2023 and was derived by combining the historical consolidated financial information of Recursion and Exscientia.
The historical per share data should be read together with the historical consolidated financial statements and related notes of Recursion and Exscientia incorporated by reference in this joint proxy statement. See the section titled “Where You Can Find More Information.” The unaudited pro forma condensed combined per share data are derived from, and should be read together with the information incorporated by reference in the section titled “Unaudited Pro Forma Condensed Combined Consolidated Financial Information.” The pro forma information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position of the combined company following the merger.
	Recursion		Exscientia
	Historical	Pro Forma Combined	Historical	Pro Forma Equivalent(1)
Net loss per share
Basic and Diluted
Six Months Ended June 30, 2024	$(0.79)	$(0.82)	$(0.57)	$(0.63)
Year Ended December 31, 2023	$(1.58)	$(1.83)	$(1.46)	$(1.41)
Book Value per Share(2)
As of June 30, 2024	$2.44	$3.89	$2.96	$3.01

(1)
Calculated by multiplying the “Pro Forma Combined” amounts by the Exchange Ratio of 0.7729.

(2)
(A) Historical Book Value per Share calculated by dividing (x) total stockholders’ equity by (y) weighted-average shares outstanding, basic and diluted; (B) Pro Forma Combined Book Value per Share calculated by dividing (x) pro forma combined total stockholders’ equity by (y) pro forma combined weighted-average shares outstanding, basic and diluted.

COMPARATIVE PER SHARE MARKET PRICE AND DIVIDEND INFORMATION
Market Prices
Recursion Class A Common Stock is listed on Nasdaq under the symbol “RXRX” and Exscientia ADSs are listed on Nasdaq under the symbol “EXAI.”
The following table sets forth the closing sale price per share of Recursion Class A Common Stock and Exscientia ADSs reported on Nasdaq, respectively, as of (1) August 7, 2024, the trading day before the public announcement of the execution of the Transaction Agreement and (2) [•], 2024, the latest practicable trading date before the date of this joint proxy statement. The table also shows the estimated implied value of the consideration to be issued in exchange for each Exscientia Share and Exscientia ADS , which was calculated by multiplying the closing prices per share of Recursion Class A Common Stock on those dates by the Exchange Ratio.
	Recursion Class A Common Stock		Exscientia ADS		Implied Per Share Value of Transaction Consideration
August 8, 2024		$6.37		$4.50		$4.92
[•], 2024	$	[•]	$	[•]	$	[•]
The market prices of Recursion Class A Common Stock and Exscientia ADSs have fluctuated since the date of the announcement of the Transaction and will continue to fluctuate from the date of this joint proxy statement to the date of the Recursion Special Meeting, the Exscientia Shareholder Meetings and the date the Transaction is completed and thereafter (in the case of Recursion Class A Common Stock). The value of the consideration to be issued in exchange for each Exscientia Share and Exscientia ADS will fluctuate with changes in the market value of Recursion Class A Common Stock until the last trading day before the Transaction is complete.
The value of the consideration to be issued in exchange for each share of Recursion Class A Common Stock when received by Exscientia shareholders after the Transaction is completed could be greater than, less than or the same as shown in the table above. Accordingly, Recursion stockholders and Exscientia shareholders are advised to obtain current market quotations for Recursion Class A Common Stock and Exscientia ADSs in determining whether to vote in favor of the Recursion Share Issuance Proposal, in the case of Recursion stockholders, or the Exscientia Proposals, in the case of Exscientia shareholders.
Dividends
Recursion has never declared or paid any cash dividends on its capital stock. Recursion currently intends to retain any future earnings and does not expect to pay any dividends in the foreseeable future. Any future determination to declare cash dividends will be made at the discretion of the Recursion Board, subject to applicable laws, and will depend on a number of factors, including Recursion’s financial condition, results of operations, capital requirements, contractual restrictions, general business conditions, and other factors that the Recursion Board may deem relevant, including restrictions in Recursion’s current and future debt instruments, Recursion’s future earnings, capital requirements, financial condition, prospects, and applicable Delaware law, which provides that dividends are only payable out of surplus or current net profits.
Since Exscientia’s incorporation, Exscientia has not declared or paid any dividends on its issued share capital. Exscientia intends to retain any earnings for use in its business and does not currently intend to pay dividends on Exscientia Shares or Exscientia ADSs. The declaration and payment of any future dividends will be at the discretion of the Exscientia Board and will depend upon Exscientia’s results of operations, cash requirements, financial condition, contractual restrictions, any future debt agreements or applicable laws and other factors that the Exscientia Board may deem relevant. The terms of the Transaction Agreement limit Exscientia’s ability to declare or pay dividends prior to the completion of the Transaction.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS
The following is a summary of the material U.S. federal income tax consequences of the receipt of Recursion Shares in exchange for Exscientia ADSs or Exscientia Shares pursuant to the Transaction and of the ownership and disposition of Recursion Shares that are received in the Transaction. This summary is not intended to be a complete analysis of all the potential tax considerations relating thereto. This summary is based upon the provisions of the Code, the U.S. Treasury Regulations promulgated thereunder, administrative rulings and judicial decisions, all as of the date hereof. These authorities may be changed, possibly retroactively, so as to result in U.S. federal income tax consequences different from those set forth below. Neither Recursion nor Exscientia have sought or intend to seek any ruling from the Internal Revenue Service (the “IRS”), with respect to the Transaction or the statements made and the conclusions reached in the following summary, and there can be no assurance that the IRS or a court will agree with the tax treatment of the Transaction as described below or with such statements and conclusions.
This summary also does not address the tax considerations arising under the laws of any non-U.S. or U.S. state or local jurisdiction or under U.S. federal non-income tax rules (such as U.S. federal gift and estate tax rules and the application of the Medicare tax on net investment income under Section 1411 of the Code), except to the limited extent set forth below. In addition, this discussion does not address tax considerations applicable to an investor’s particular circumstances or to investors that may be subject to special tax rules, including, without limitation:
•
banks, insurance companies, broker-dealers, regulated investment companies, real estate investment trusts or other financial institutions;

•
partnerships, S corporations or other pass-through entities and their partners or owners;

•
persons subject to the alternative minimum tax;

•
tax-exempt organizations, pension plans, retirement or other tax-deferred plans or accounts,

•
controlled foreign corporations, passive foreign investment companies and corporations that accumulate earnings to avoid U.S. federal income tax;

•
brokers or dealers in securities or currencies;

•
traders in securities that elect to use a mark-to-market method of tax accounting;

•
persons who own, have owned or will own (directly, indirectly or constructively) 5% or more of the Recursion Class A Common Stock or Exscientia ADSs and/or Exscientia Shares (by vote or value);

•
persons who own Recursion Class B Common Stock;

•
certain former citizens or long-term residents of the United States;

•
persons who hold any of their Recursion Shares, Exscientia ADSs or Exscientia Shares as a position in a hedging transaction, “straddle,” “conversion transaction” or other risk reduction transaction;

•
U.S. holders (as defined below) whose functional currency is not the U.S. dollar;

•
persons who hold or received their Exscientia ADSs or Exscientia Shares, or who hold or receive their Recursion Shares, through the exercise of any options or otherwise as compensation (or who otherwise hold or receive any options received as compensation);

•
persons subject to special tax accounting rules as a result of any item of gross income being taken into account in an “applicable financial statement” as defined in Section 451 of the Code;

•
persons who do not hold all of their Exscientia ADSs or Exscientia Shares, or who will not hold all of their shares of Recursion Shares, as capital assets within the meaning of Section 1221 of the Code (generally, property held for investment); or

•
persons who are deemed to sell their Recursion Shares, Exscientia ADSs or Exscientia Shares under the constructive sale provisions of the Code.

In addition, if an entity or arrangement treated as a partnership or other flow-through entity for U.S. federal income tax purposes holds Exscientia ADSs or Exscientia Shares, the tax treatment of a partner in such partnership or owner in such other flow-through entity generally will depend on the status of the partner or owner and upon the activities of the partnership or other flow-through entity. A partner of a partnership or owner in any other flow-through entity holding Exscientia ADSs or Exscientia Shares should consult his, her, or its own tax advisor regarding the tax consequences of the disposition of Exscientia ADSs or Exscientia Shares in the Transaction, and the ownership and disposition of Recursion Shares, through a partnership or other such entity, as applicable.
All holders should consult their own tax advisor to determine the particular tax consequences to them (including the application and effect of any U.S. state or local or non-U.S. income and other tax laws) of the receipt of Recursion Shares in exchange for Exscientia ADSs or Exscientia Shares pursuant to the Transaction and of the ownership and disposition of Recursion Shares.
For purposes of this summary, the term “U.S. holder” means a beneficial owner of Exscientia ADSs or Exscientia Shares that for U.S. federal income tax purposes is treated as:
•
an individual who is a citizen or resident of the United States;

•
a corporation created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•
a trust if (1) its administration is subject to the primary supervision of a court within the United States and one or more United States persons, within the meaning of Section 7701(a)(30) of the Code, have the authority to control all substantial decisions of the trust or (2) it has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a U.S. person for U.S. federal income tax purposes; or

•
an estate, the income of which is subject to U.S. federal income tax regardless of its source.

A “non-U.S. holder” is a beneficial owner (other than a partnership or an entity classified as a partnership for U.S. federal income tax purposes) of Exscientia ADSs or Exscientia Shares that is not a U.S. holder for U.S. federal income tax purposes.
Material U.S. Federal Income Tax Consequences to U.S. Holders
Consequences of the Transaction
Recursion and Exscientia intend to treat the exchange of Exscientia ADSs or Exscientia Shares for Recursion Shares pursuant to the Transaction as a taxable transaction for U.S. federal income tax purposes. No assurance can be provided that the IRS will not take a different view of the Transaction (e.g., that it will not treat the transaction as a tax-free reorganization for U.S. federal income tax purposes), and the U.S. federal income tax consequences of the Transaction could be materially different if the Transaction were characterized as something other than a fully taxable transaction. The remainder of this disclosure assumes that the exchange of Exscientia ADSs or Exscientia Shares for Recursion Shares pursuant to the Transaction will be a taxable transaction for U.S. federal income tax purposes.
A U.S. holder generally will recognize gain or loss for U.S. federal income tax purposes equal to the difference, if any, between (i) the fair market value of the Recursion Shares plus the cash in lieu of fractional shares received pursuant to the Transaction and (ii) such U.S. holder’s adjusted tax basis in the Exscientia ADSs or Exscientia Shares surrendered in exchange therefor, as applicable. Subject to the discussions below in the section titled “— Passive Foreign Investment Company Rules,” such gain or loss generally will be capital gain or loss and will be long-term capital gain or loss if the holder’s holding period for such shares exceeds one year as of the date of the Transaction. Long-term capital gains for certain non-corporate U.S. holders, including individuals, are generally eligible for a reduced rate of U.S. federal income taxation. The deductibility of capital losses is subject to limitations. If a U.S. holder acquired different blocks of Exscientia ADSs or Exscientia Shares at different times or at different prices, such U.S. holder must determine its tax basis, holding period, and gain or loss separately with respect to each block of Exscientia ADSs or Exscientia Shares.
A U.S. holder’s tax basis in the Recursion Shares received in the Transaction will equal the fair market value of such Recursion Shares as of the Effective Time. A U.S. holder’s holding period for Recursion Shares received in the Transaction will begin on the day following the Effective Time.

Passive Foreign Investment Company Rules
A non-U.S. corporation, such as Exscientia, will be classified as a “passive foreign investment company” (a “PFIC”) for U.S. federal income tax purposes if either (a) at least seventy-five percent (75%) of its gross income in a taxable year is “passive income” as that term is defined in the relevant provisions of the Code (e.g., certain dividends, interest, royalties, or gains on the disposition of certain minority interests), or (b) at least fifty percent (50%) of its assets in a taxable year (averaged quarterly over the year), including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, “passive income” (including cash and cash equivalents).
Exscientia does not believe it was classified as a PFIC for its 2023 taxable year for U.S. federal income tax purposes, and does not expect to be classified as a PFIC for its 2024 taxable year or, if the Effective Time occurs in 2025, for its 2025 taxable year through the Effective Time. However, this conclusion is a factual determination that is made annually after the end of the applicable taxable year and is subject to interpretation and thus, no assurance can be given that Exscientia will not be a PFIC for the 2024 or 2025 taxable years or that Exscientia has not been a PFIC in the past. The determination of whether Exscientia is a PFIC is a fact-intensive determination made on an annual basis applying principles and methodologies that in some circumstances are unclear and subject to varying interpretation. For example, the total value of Exscientia’s assets (including goodwill) for PFIC testing purposes may be determined in part by reference to the market price of Exscientia’s ordinary shares or ADSs from time to time, which may fluctuate considerably and may depend on whether Exscientia is treated as a publicly traded corporation for these purposes for the relevant taxable year (e.g., if the Transaction closes during early 2025). Further, under the income test, Exscientia’s status as a PFIC depends on the composition of its income for the relevant taxable year. As a result, there can be no assurance that Exscientia will not be a PFIC for the current or any future taxable year.
If Exscientia were classified as a PFIC for any taxable year during which a U.S. holder held Exscientia ADSs or Exscientia Shares and the U.S. holder had not timely made (i) a qualified electing fund election under Section 1295 of the Code (a “QEF Election”) for the first taxable year in which the U.S. holder owned Exscientia ADSs or Exscientia Shares or in which Exscientia was a PFIC, whichever is later, or (ii) a mark-to-market election (as described below) with respect to such Exscientia ADSs or Exscientia Shares, such U.S. holder could be subject to adverse tax consequences on the receipt of Recursion Shares in the Transaction that differ from those described above. In particular, (x) any gain recognized in respect of the Transaction should be allocated ratably over the U.S. holder’s holding period, (y) the amount allocated to the current taxable year and any taxable year prior to the first taxable year in which Exscientia is a PFIC will be taxed as ordinary income, and (z) the amount allocated to each of the other taxable years will be subject to tax at the highest rate of tax in effect for the applicable class of taxpayer for that year, and an interest charge for the deemed deferral benefit will be imposed with respect to the resulting tax attributable to each such other taxable year.
The QEF Election is made pursuant to Section 1295 of the Code on a shareholder-by-shareholder basis and, once made, can be revoked only with the consent of the IRS. A U.S. holder that makes a QEF Election may be referred to as an “Electing Shareholder.” An Electing Shareholder generally would not be subject to the adverse PFIC rules discussed above with respect to their Exscientia ADSs or Exscientia Shares. However, a QEF Election requires Exscientia to provide information on an annual basis in the event that Exscientia or any of its subsidiaries are classified as a PFIC and, therefore, a QEF Election may not have been available and may not be available to U.S. holders. If Exscientia determines that it should be treated as a PFIC in its 2024 taxable year or, if applicable its 2025 taxable year, Exscientia intends to provide U.S. holders with the information required to make a QEF Election for such taxable years. If a U.S. holder makes a timely QEF Election with respect to its Exscientia ADSs or Exscientia Shares, the electing U.S. holder will be required in each taxable year to include in gross income (i) as ordinary income, the U.S. dollar value of the U.S. holder’s pro rata share of Exscientia’s ordinary earnings and (ii) as long-term capital gain, the U.S. dollar value of the U.S. holder’s pro rata share of the Exscientia’s net capital gain, whether or not distributed. The amount of any income recognized by a U.S. holder as a result of the QEF Election should increase the U.S. holder’s tax basis in its Exscientia ADSs or Exscientia Shares.
It is possible that Recursion could make an election under Section 338(g) of the Code (a “Section 338(g) Election”) to treat the Transaction as an asset acquisition for U.S. federal income tax purposes. If a Section 338(g) Election is made with respect to Exscientia and (possibly) one or more of its subsidiaries,

Exscientia (and, if applicable, each such subsidiary) should be treated as if it sold all its assets at the close of the acquisition date in a single taxable transaction and, as a new corporation, purchased all the assets as of the beginning of the day following the acquisition date. If Exscientia is treated as a PFIC for the taxable year during which the Transaction is consummated, any gain recognized by Exscientia in respect of the Section 338(g) Election would be required to be taken into account by a U.S. holder that has made a QEF Election and it is possible that a portion of such gain would be treated as ordinary earnings of Exscientia resulting in ordinary income to such U.S. holder. Any income recognized by a U.S. holder that has made a QEF Election should increase the U.S. holder’s tax basis in its Exscientia ADSs or Exscientia Shares for purposes of determining any gain or loss recognized on the exchange of such Exscientia ADSs or Exscientia Shares for Recursion Shares.
The impact of the PFIC rules on a U.S. holder of Exscientia ADSs or Exscientia Shares may also depend on whether the U.S. holder has made a “mark-to-market” election under Section 1296 of the Code. Pursuant to Section 1296 of the Code, U.S. holders who hold (actually or constructively) stock of a non-U.S. corporation that is classified as a PFIC may elect to mark such stock to its market value if such stock is regularly traded on an established exchange. No assurance can be given that Exscientia ADSs or Exscientia Shares have been considered to be regularly traded for purposes of the mark-to-market election or whether the other requirements of this election have previously been satisfied.
U.S. holders should consult their own tax advisors regarding the potential application of the PFIC rules to their disposition of Exscientia ADSs or Exscientia Shares in connection with the Transaction.
Distributions on Recursion Shares
Recursion has never declared or paid cash dividends on its Recursion Shares, and Recursion does not anticipate paying any dividends on its Recursion Shares following the completion of this Transaction. However, if Recursion does make distributions on its Recursion Shares, those payments will constitute dividends for U.S. federal income tax purposes to the extent paid from Recursion’s current or accumulated earnings and profits, as determined under U.S. federal income tax principles. To the extent those distributions exceed both Recursion’s current and accumulated earnings and profits, the excess will constitute a return of capital and will first reduce a holder’s basis in its Recursion Shares, but not below zero, and then will be treated as gain from the sale of stock.
Distributions with respect to Recursion Shares will be treated as a dividend to U.S. holders to the extent that they are paid out of Recursion’s current or accumulated earnings and profits, as determined under U.S. federal income tax principles. To the extent that the amount of any distribution exceeds Recursion’s current and accumulated earnings and profits for a taxable year, the excess will first be treated as a tax-free return of capital, causing a reduction in the U.S. holder’s adjusted tax basis in such U.S. holder’s Recursion Shares, but not below zero. The balance of the excess, if any, will be treated as gain from the sale of such U.S. holder’s Recursion Shares, as described below.
Dividends paid by Recursion may be subject to U.S. federal income tax at the preferential rates that apply to long-term capital gains (if paid to non-corporate U.S. holders) or a U.S. federal income tax dividends received deduction (if paid to corporate U.S holders), provided in each case that certain holding period requirements are satisfied and certain other requirements are met.
Dispositions of Recursion Shares
A U.S. holder will generally recognize taxable gain or loss on the sale or other taxable disposition of Recursion Shares in an amount equal to the difference, if any, between the amount realized on such taxable disposition and the U.S. holder’s adjusted tax basis in the Recursion Shares. In general, any such gain or loss recognized by a U.S. holder will be treated as U.S. source gain or loss. Gain or loss realized on the sale or other taxable disposition of Recursion Shares will be capital gain or loss and will generally be long-term capital gain or loss if the shares of Recursion Shares have been held for more than one year. Long-term capital gain of a non-corporate U.S. holder are generally subject to preferential U.S. federal income tax rates. The deductibility of capital losses is subject to limitations.

Material U.S. Federal Income Tax Consequences to Non-U.S. Holders
Consequences of the Transaction and Gain on Dispositions of Recursion Shares
Subject to the discussion below regarding “— Backup Withholding and Information Reporting,” non-U.S. holders generally will not be required to pay U.S. federal income tax on any gain realized pursuant to the Transaction or upon the sale or other disposition of Recursion Shares unless:
•
the gain is effectively connected with such non-U.S. holder’s conduct of a U.S. trade or business (and, if an applicable income tax treaty so provides, the gain is attributable to a permanent establishment or fixed base maintained by such non-U.S. holder in the United States);

•
the non-U.S. holder is an individual who is present in the United States for a period or periods aggregating 183 days or more during the calendar year in which the sale or disposition occurs and certain other conditions are met; or

•
(in the case of a sale or other disposition of Recursion Shares) the Recursion Shares constitute a United States real property interest by reason of Recursion’s status as a “United States real property holding corporation,” or USRPHC, for U.S. federal income tax purposes at any time within the shorter of the five-year period preceding such non-U.S. holder’s disposition of, or its holding period for, the Recursion Shares, unless the Recursion Shares are regularly traded on an established securities market and such non-U.S. holder hold no more than 5% of the outstanding Recursion Shares, directly, indirectly and constructively, at all times, during the shorter of the five-year period ending on the date of the taxable disposition or its holding period for the Recursion Shares.

Non-U.S. holders described in the first bullet above will be required to pay tax on the gain derived from the sale (net of certain deductions and credits) under regular U.S. federal income tax rates, and corporate non-U.S. holders described in the first bullet above also may be subject to the branch profits tax at a 30% rate, or such lower rate as may be specified by an applicable income tax treaty or under the Code and Treasury Regulations. Individual non-U.S. holders described in the second bullet above will be subject to tax at 30% (or such lower rate specified by an applicable income tax treaty) on the gain derived from the sale, which gain may be offset by U.S. source capital losses for the year, provided they have timely filed U.S. federal income tax returns with respect to such losses. Non-U.S. holders should consult their tax advisor regarding any applicable income tax or other treaties that may provide for different rules.
Recursion believes that it is not currently and will not become a USRPHC for U.S. federal income tax purposes, and the remainder of this discussion so assumes. However, because the determination of whether Recursion is a USRPHC depends on the fair market value of its U.S. real property interests relative to the fair market value of its U.S. and worldwide real property interests plus its other business assets, there can be no assurance that it will not become a USRPHC in the future. If Recursion is a USRPHC and either the Recursion Shares are not regularly traded on an established securities market or a non-U.S. holder holds, or are treated as holding, more than 5% of the outstanding Recursion Shares, directly or indirectly, during the applicable testing period, such non-U.S. holder will generally be taxed on any gain in the same manner as gain that is effectively connected with the conduct of a U.S. trade or business, except that the branch profits tax generally will not apply. If Recursion is a USRPHC and the Recursion Shares are not regularly traded on an established securities market, a non-U.S. holder’s proceeds received on the disposition of shares will also generally be subject to U.S. federal withholding tax at a rate of 15% (for which such non-U.S. holder may file a claim for refund to the extent that such withholding exceeds its U.S. federal income tax liability). Recursion expects the Recursion Shares to continue to be regularly traded on an established securities market; however, Recursion cannot provide any assurance that the Recursion Shares will be regularly traded on an established securities market in the future. Non-U.S. holders are encouraged to consult their own tax advisors regarding the possible consequences to them if Recursion is, or were to become, a USRPHC.
Distributions on Recursion Shares
Recursion has never declared or paid cash dividends on its Recursion Shares, and Recursion does not anticipate paying any dividends on its Recursion Shares following the completion of this Transaction. However, if Recursion does make distributions on its Recursion Shares, those payments will constitute dividends for U.S. federal income tax purposes to the extent paid from Recursion’s current or accumulated earnings and profits, as determined under U.S. federal income tax principles. To the extent those distributions exceed both Recursion’s current and accumulated earnings and profits, the excess will constitute a return of capital and will first reduce a holder’s basis in its Recursion Shares, but not below zero, and then will be treated as gain from the sale of stock.
Subject to the discussions above on effectively connected income and in the sections titled “— Backup Withholding and Information Reporting” and “— FATCA,” any dividend paid to a non-U.S. holder generally will be subject to U.S. federal withholding tax either at a rate of 30% of the gross amount of the dividend or such lower rate as may be specified by an applicable income tax treaty between the United States and such non-U.S. holder’s country of residence. In order to receive a reduced treaty rate, a non-U.S. holder must provide the applicable withholding agent with an IRS Form W-8BEN or W-8BEN-E or other appropriate version of IRS Form W-8 certifying qualification for the reduced rate. A non-U.S. holder of shares of Recursion Shares eligible for a reduced rate of U.S. federal withholding tax pursuant to an income tax treaty may obtain a refund of any excess amounts withheld by filing an appropriate claim for refund with the IRS. If the non-U.S. holder holds Recursion Shares through a financial institution or other agent acting on the non-U.S. holder’s behalf, the non-U.S. holder will be required to provide appropriate documentation to the agent, which then will be required to provide certification to Recursion or its paying agent, either directly or through other intermediaries.
Dividends received by a non-U.S. holder that are treated as effectively connected with your conduct of a U.S. trade or business (and, if required by an applicable income tax treaty, such dividends are attributable to a permanent establishment or fixed base maintained by such non-U.S. holder in the United States) are generally exempt from the 30% U.S. federal withholding tax, subject to the discussion below in the sections titled “— Information Reporting and Backup Withholding” and “— FATCA.” In order to obtain this exemption, a non-U.S. holder must provide Recursion or its paying agent with a properly executed IRS Form W-8ECI or other applicable IRS Form W-8 properly certifying such exemption. Such effectively connected dividends, although not subject to U.S. federal withholding tax, are taxed at the same rates applicable to U.S. persons, net of certain deductions and credits. In addition, a corporate non-U.S. holder that receives dividends that are effectively connected with its conduct of a U.S. trade or business may also be subject to a branch profits tax at a rate of 30% or such lower rate as may be specified by an applicable income tax treaty between the United States and its country of residence. Non-U.S. holders should consult their tax advisors regarding the tax consequences of the ownership and disposition of Recursion Shares, including any applicable tax treaties that may provide for different rules.
Information Reporting and Backup Withholding
Generally, Recursion must report annually to the IRS the amount of dividends paid to holders of Recursion Shares and certain information about each such holder (including each such holder’s name and address, and the amount of tax withheld, if any). A similar report will be sent to each holder. Pursuant to applicable income tax treaties or other agreements, the IRS may make these reports available to tax authorities in a holder’s country of residence.
Payments of dividends on or of proceeds from the disposition of Exscientia ADSs, Exscientia Shares or Recursion Shares made to a holder may be subject to information reporting and backup withholding unless a holder establishes an exemption, for example, by properly certifying its exempt status (if it is a U.S. holder) on a properly completed IRS Form W-9 or its non-U.S. status on a properly completed IRS Form W-8BEN or W-8BEN-E or another appropriate version of IRS Form W-8. Notwithstanding the foregoing, backup withholding and information reporting may apply if the applicable withholding agent has actual knowledge, or reason to know, that holder has provided an incorrect certification (e.g., if it knows that a holder falsely certified that it is not a U.S. person).
Backup withholding is not an additional tax; rather, the U.S. federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund or credit may generally be obtained from the IRS, provided that the required information is furnished to the IRS in a timely manner.
Holders should consult their own tax advisors regarding the information reporting and backup withholding requirements, as well as any other applicable tax reporting obligations (including the rules applicable to the reporting of specified foreign financial assets and the reporting of “loss transactions” in which a U.S. holder recognizes a tax loss in excess of certain thresholds), in connection with their receipt of proceeds pursuant to the Transaction and their ongoing ownership of Recursion Shares.
FATCA
Certain provisions of the Hiring Incentives to Restore Employment (HIRE) Act of 2010, commonly referred to as the Foreign Account Tax Compliance Act, Treasury Regulations issued thereunder and official IRS guidance, or, collectively, FATCA, generally impose a U.S. federal withholding tax of 30% on dividends on, and, subject to the discussion of certain proposed Treasury Regulations below, the gross proceeds from a sale or other disposition of Recursion Shares, paid to a “foreign financial institution” (as specially defined under these rules), unless such institution enters into an agreement with the U.S. government to, among other things, withhold on certain payments and to collect and provide to the U.S. tax authorities substantial information regarding the U.S. account holders of such institution (which includes certain equity and debt holders of such institution, as well as certain account holders that are foreign entities with U.S. owners) or otherwise establishes an exemption. FATCA also generally imposes a U.S. federal withholding tax of 30% on dividends on and, subject to the discussion of certain proposed Treasury Regulations below, the gross proceeds from a sale or other disposition of Recursion Shares paid to a “non-financial foreign entity” (as specially defined under these rules) unless such entity provides the withholding agent with a certification identifying the substantial direct and indirect U.S. owners of the entity, certifies that it does not have any substantial U.S. owners, or otherwise establishes an exemption. The withholding tax will apply regardless of whether the payment otherwise would be exempt from U.S. nonresident and backup withholding tax, including under the other exemptions described above. Under certain circumstances, a non-U.S. holder might be eligible for refunds or credits of such taxes. An intergovernmental agreement between the United States and an applicable foreign country may modify the requirements described in this section. Non-U.S. holders should consult with their own tax advisors regarding the application of FATCA withholding to their investment in, and ownership and disposition of, Recursion Shares.
The Treasury Secretary has issued proposed Treasury Regulations, which, if finalized in their present form, would eliminate withholding under FATCA with respect to payment of gross proceeds from a sale or other disposition of Recursion Shares. In its preamble to such proposed Treasury Regulations, the U.S. Treasury stated that taxpayers may generally rely on the proposed Treasury Regulations until final regulations are issued.
The preceding summary of U.S. federal tax considerations is for general information only. It is not tax advice to holders of Exscientia ADSs or Exscientia Shares in their particular circumstances. Each holder of Exscientia ADSs or Exscientia Shares should consult its own tax advisor regarding the particular U.S. federal, state and local and non-U.S. tax consequences of the Transaction and ownership and disposing of Recursion Shares, including the consequences of any proposed change in applicable laws.

MATERIAL UK TAX CONSIDERATIONS
The comments set out below summarize certain limited aspects of the UK tax treatment of certain Exscientia shareholders under the Transaction and in respect of the Recursion Shares received pursuant to the Transaction and do not purport to be a complete analysis of all tax considerations relating to the Transaction or the holding of Recursion Shares. They are based on current UK legislation and current published HM Revenue & Customs (“HMRC”) practice (which may not be binding on HMRC), in each case as at the latest practicable date before the publication of this joint proxy statement, both of which are subject to change, possibly with retrospective effect.
The comments are intended as a general guide and do not deal with certain types of Exscientia shareholder such as charities, trustees, dealers in securities, persons who have or could be treated for tax purposes as having acquired their interests in Exscientia or Recursion by reason of an office or their employment or as carried interest, collective investment schemes, persons subject to UK tax on the remittance basis or insurance companies.
References below to “UK Holders” are to Exscientia shareholders who are resident (and, in the case of individuals, domiciled) for tax purposes in, and only in, the United Kingdom (and to whom split-year treatment does not apply), who hold their interests in Exscientia and Recursion as an investment (other than under a self-invested personal pension plan or individual savings account) and who are the absolute beneficial owners of such interests in Exscientia and Recursion.
References below to “Exscientia Shares” are to Exscientia Shares and/or Exscientia ADSs, where appropriate. The following assumes that the holder of an Exscientia ADS is the beneficial owner of the underlying Exscientia Share for U.K. tax purposes.
THE MATERIAL SET OUT IN THE PARAGRAPHS BELOW DOES NOT CONSTITUTE TAX ADVICE. IF YOU ARE IN ANY DOUBT ABOUT YOUR TAX POSITION OR YOU ARE SUBJECT TO TAXATION IN ANY JURISDICTION OTHER THAN THE UNITED KINGDOM, YOU SHOULD CONSULT AN APPROPRIATELY QUALIFIED INDEPENDENT PROFESSIONAL ADVISOR IMMEDIATELY.
The Scheme
Taxation of chargeable gains
General
Liability to UK taxation of chargeable gains in respect of the transfer of their Exscientia Shares will depend on the individual circumstances of UK Holders as described in more detail below.
Except as otherwise provided below, a UK Holder receiving Recursion Shares in exchange for Exscientia Shares under the Scheme should not be treated as having made a disposal of Exscientia Shares. Instead any gain or loss which would otherwise have arisen on the disposal of the relevant interests in Exscientia Shares will be “rolled-over” into the Recursion Shares received so that the Recursion Shares will be treated as the same asset, acquired at the same time and for the same acquisition cost as such interests in Exscientia Shares.
In relation to UK Holders who, alone or together with persons connected with them, hold interests in more than 5% of, or of any class of, shares in or debentures of Exscientia, “roll-over” treatment is subject to the exchange of interests in Exscientia Shares for Recursion Shares being effected for bona fide commercial reasons and not forming part of a scheme or arrangements of which the main purpose, or one of the main purposes, is avoidance of liability to UK capital gains tax or UK corporation tax. An application for clearance will not be made to HMRC under section 138 of the UK Taxation of Chargeable Gains Act 1992 in this regard.
An individual UK Holder who has ceased to be resident in the United Kingdom for tax purposes for a period of 5 complete tax years or less and who realizes a gain in respect of their Exscientia Shares during that period may also be liable on returning to the United Kingdom to tax on any capital gain realized. This also applies to individuals who have not ceased to be resident in the United Kingdom but who have become non-UK resident pursuant to the application of a double taxation treaty.
Cash in lieu of fractional Recursion Shares
The proceeds from the sale of fractional entitlements to Recursion Shares that would otherwise have been required to be delivered to a UK Holder pursuant to the Scheme in respect of a holding of Exscientia Shares, and the receipt of cash by a UK Holder in respect of a holding of Exscientia ADSs payable under the terms of the Scheme in substitution for such proceeds, will be treated as arising from a part-disposal of Exscientia Shares, in which case such UK Holder may, depending on the particular circumstances, incur a liability to UK capital gains tax or UK corporation tax.
However, in the case of the cash proceeds from the sale of fractional entitlements paid in respect of a holding of Exscientia Shares where the amount of such cash received is “small”, the receipt of the cash will not trigger a disposal at that time unless the UK Holder elects otherwise. A disposal will then be triggered only when the Recursion Shares are disposed of and the amount of the cash received will be deducted from the UK Holder’s chargeable gains acquisition cost in the Recursion Shares.
The current practice of HMRC is to regard a sum as “small” for these purposes if either (i) it is 5% or less of the value of the particular UK Holder’s Exscientia Shares; or (ii) it is £3,000 or less, regardless of whether it satisfies the 5% test. The advisability of using this alternative treatment will depend upon a UK Holder’s individual circumstances, in particular the availability to a UK Holder of any exemptions and reliefs from tax on chargeable gains or allowable losses in the tax year in which the cash is received. This treatment, in relation to cash proceeds of a sale of fractional entitlements where the amount is “small”, is not expected to be available in relation to cash received by a UK Holder in respect of a holding of Exscientia ADSs in substitution for such proceeds.
UK stamp duty and stamp duty reserve tax (“SDRT”)
The following statement about UK stamp duty and SDRT applies regardless of whether a UK Holder is resident, domiciled or deemed domiciled in the United Kingdom.
No UK stamp duty or SDRT will be payable by the Exscientia shareholders on the transfer of Exscientia Shares under the Scheme.
Recursion Shares
Dividends
Withholding tax
Recursion will not be required to deduct or withhold amounts on account of UK tax at source from dividend payments it makes, irrespective of the residence or particular circumstances of the person receiving such dividend payment.
Individuals
A nil rate of income tax will apply for the first £500 of dividend income received by an individual UK Holder in a tax year (the “Nil Rate Band”).
The rate of tax applicable to dividend income in excess of the Nil Rate Band will depend on the wider tax position of the UK Holder. Broadly speaking, after taking into account the amount (if any) of a UK Holder’s personal allowance, and any other allowances, exemptions and reliefs, the UK Holder’s taxable income up to the basic rate limit will fall within the basic rate band; taxable income between the basic rate limit and the higher rate limit will fall within the higher rate band; and taxable income above the higher rate limit will fall within the additional rate band. For the tax year running April 6, 2024 to April 5, 2025 the basic rate limit is £37,700 and the higher rate limit is £125,140 (although, these limits can be increased in certain circumstances).

The rates of income tax on dividends received above the Nil Rate Band are (a) 8.75% for dividends in the basic rate band; (b) 33.75% for dividends in the higher rate band; and (c) 39.35% for dividends in the additional rate band.
In determining the tax band in which any dividend income over the Nil Rate Band falls, dividend income is treated as the top slice of a UK Holder’s income and dividend income within the Nil Rate Band is still taken into account.
Because dividend income (including income within the Nil Rate Band) is taken into account in assessing whether a UK Holder’s overall income is above the higher or additional rate limits, the receipt of such income may also affect the amount of personal allowances to which the UK Holder is entitled.
U.S. federal income tax (if any) withheld from the payment of a dividend may be available as a credit against the UK income tax payable by an individual UK Holder in respect of the dividend.
Companies
A UK Holder within the charge to UK corporation tax that is a “small company” for the purposes of Chapter 2 of Part 9A of the UK Corporation Tax Act 2009 will not be subject to UK corporation tax on any dividend received from Recursion provided certain conditions are met (including an anti-avoidance condition).
A UK Holder within the charge to UK corporation tax that is not a “small company” for this purpose will not be subject to UK corporation tax on any dividend received from Recursion so long as the dividend falls within an exempt class and certain conditions are met. For example, (i) dividends paid on shares that are not redeemable and do not carry any present or future preferential rights to dividends or to Recursion’s assets on its winding up, and (ii) dividends paid to a person holding less than a 10% interest in Recursion, should generally fall within an exempt class. However, the exemptions mentioned above are not comprehensive and are subject to anti-avoidance rules.
If the conditions for exemption are not met or cease to be satisfied, or such a UK Holder elects for an otherwise exempt dividend to be taxable, the UK Holder will be subject to UK corporation tax on dividends received from Recursion, at the rate of corporation tax applicable to that UK Holder (the main rate of corporation tax is currently 25%).
Credit against any UK corporation tax payable in respect of the dividend may be available in respect of any U.S. federal income tax (if any) withheld from dividend payments. However, no credit in respect of amounts withheld by Recursion on account of U.S. federal withholding tax will be available where dividends received from Recursion are not subject to UK corporation tax.
Taxation of chargeable gains
A disposal or deemed disposal of Recursion Shares by a UK Holder, may, depending on the UK Holder’s circumstances and subject to any available exemptions and reliefs, give rise to a chargeable gain or an allowable loss for the purposes of UK taxation of chargeable gains.
Individuals
For an individual UK Holder, the principal factors that will determine the UK capital gains tax position on a disposal or deemed disposal of Recursion Shares are the extent to which the UK Holder realizes any other capital gains in the tax year in which the disposal is made, the extent to which the UK Holder has incurred capital losses in that or earlier tax years, the UK income tax band into which the UK Holder falls, and the level of the annual allowance of tax-free gains in that tax year (the “Annual Exemption”). The Annual Exemption for the tax year running 6 April 2024 to 5 April 2025 is £3,000.
The applicable rate for an individual UK Holder who makes a capital gain on the disposal (or deemed disposal) of Recursion Shares which (after taking advantage of the Annual Exemption and deducting any available capital losses) is liable to UK capital gains tax is 10% or 20%, depending on the individual’s personal circumstances, including other taxable income and gains in the relevant year.

An individual UK Holder who has ceased to be resident in the UK for tax purposes for a period of 5 complete tax years or less and who realizes a gain in respect of their Recursion Shares during that period may also be liable on returning to the United Kingdom to tax on any capital gain realized. This also applies to individuals who have not ceased to be resident in the United Kingdom but who have become non-UK resident pursuant to the application of a double taxation treaty.
Companies
A disposal or deemed disposal of Recursion Shares by a UK Holder within the charge to UK corporation tax may give rise to a chargeable gain or allowable loss for the purposes of UK corporation tax, depending on the circumstances and subject to any available exemptions or reliefs. Corporation tax is charged on chargeable gains at the rate applicable to that UK Holder (the main rate of corporation tax is currently 25%).
UK stamp duty and SDRT
The following statements about UK stamp duty and SDRT apply regardless of whether a UK Holder is resident, domiciled or deemed domiciled in the United Kingdom.
Issue of Recursion Shares
No UK stamp duty or SDRT will be payable on the issue of the Recursion Shares.
Transfer of Recursion Shares
No UK stamp duty will arise on a transfer of the Recursion Shares provided that (i) any instrument of transfer is executed outside the United Kingdom, and (ii) such instrument of transfer does not relate to any property situate, or any matter or thing done or to be done, in the United Kingdom. In practice, even where a charge does arise on a transfer of the Recursion Shares it may not be necessary to pay any such stamp duty which does arise but UK Holders should note that if an instrument of transfer is chargeable to UK stamp duty, then that instrument may not be produced in civil proceedings in the United Kingdom, and may not be available for any other purpose in the United Kingdom (other than criminal proceedings), until the UK stamp duty, and any interest and penalties for late stamping, have been paid.
No UK SDRT will be payable on any agreement to transfer the Recursion Shares, provided that the Recursion Shares are not registered in a register kept in the United Kingdom.

COMPARISON OF STOCKHOLDER’S RIGHTS
Recursion is organized under the laws of the State of Delaware. Exscientia is organized under the laws of England and Wales. If the Transaction is consummated, Exscientia shareholders will become stockholders of Recursion. After giving effect to the Transaction, the rights of stockholders of Recursion and the relative powers of the Recursion Board will be governed by Delaware law and by the Recursion Charter and Recursion Bylaws. Each Recursion Share will be issued pursuant to, and will carry with it the rights and obligations set forth in, the Recursion Charter. This section summarizes material differences between the rights of Recursion stockholders and Exscientia shareholders before consummation of the Transaction and the rights of Exscientia shareholders after consummation of the Transaction. These differences in stockholder and shareholder rights result from the differences between the respective organizational documents of Recursion and Exscientia and the applicable governing law.
The following summary does not include a description of rights or obligations under the U.S. federal securities laws, English securities law or relevant Nasdaq listing requirements or standards.
The following summary is not a complete statement of the rights of the Recursion stockholders or the Exscientia shareholders or a complete description of the specific provisions referred to below. The identification of specific differences is not intended to indicate that other equally significant or more significant differences do not exist. This summary is qualified in its entirety by reference to Recursion’s and Exscientia’s organizational documents, and to the relevant laws of the State of Delaware and the laws of England and Wales, which you are urged to read in their entirety.
Copies of (i) the Recursion Charter and Recursion Bylaws are filed as Exhibit 3.1 and Exhibit 3.2 of Recursion’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2024 filed with the SEC on August 8, 2024, and (ii) Exscientia’s articles of association are filed as Exhibit 1.1 to Exscientia’s Annual Report on Form 20-F for the fiscal year ended December 31, 2023, each of which are incorporated herein by reference. To find out where copies of these documents can be obtained, see the section entitled “Where You Can Find More Information” of this joint proxy statement.
Recursion	Exscientia
Authorized Share Capital

The authorized capital stock of Recursion consists of 2,200,000,000 shares of common stock, par value $0.00001 per share, and 200,000,000 shares of preferred stock, par value $0.00001 per share.
The shares of common stock are subdivided into two classes, consisting of 1,989,032,117 shares that are designated as “Class A common stock” and 10,967,883 shares designated as “Class B common stock.”
The maximum number of shares that Exscientia may issue under the Exscientia Articles and existing resolutions of Exscientia is 400,000,000 ordinary shares, par value £0.0005 per share.
Structure of Board of Directors

The Recursion Board consists of eight members and is divided into three classes, Class I, Class II, and Class III, with members each serving staggered three-year terms.
Under the Recursion Bylaws the business and affairs of Recursion are managed under the direction of the Recursion Board, and the Recursion Board may exercise all such powers as are not required to be exercised by the stockholders.
Under the DGCL, a corporation must have at least one director and the number of directors shall be fixed by or in the manner provided in the bylaws.

The Exscientia Board consists of six directors and is divided into three classes, Class I, Class II, and Class III, with directors each serving staggered three-year terms.
Under the Exscientia Articles, subject to the Companies Act, the Exscientia Articles and to any directions given by special resolution of Exscientia, the business of Exscientia will be managed by the Exscientia Board, which may exercise all the powers of Exscientia, whether relating to the management of the business or not.

Recursion	Exscientia

The Recursion Bylaws provide that the Recursion Board shall consist of one or more members, with the size at any time to be established by resolution of the Recursion Board.
Under the Recursion Bylaws, each member of the Recursion Board shall hold office until the expiration of the term for which they are elected and until their successors have been duly elected and qualified or until their earlier resignation or removal.
The Recursion Board is also empowered by the Recursion Bylaws to appoint directors to fill a vacancy or as an addition to the existing board of directors in accordance with the Recursion Bylaws.

Under the Companies Act, a public company must have at least two directors. The Exscientia Articles provide that the Exscientia Board shall, unless determined otherwise by ordinary resolution of Exscientia, consist of at least two directors and not more than 15 directors.
Under the Exscientia Articles, each member of the Exscientia Board shall hold office until the expiration of the term for which they are elected and until their successors have been duly elected and qualified or until their earlier resignation or removal.
The Exscientia Board is also empowered by the Exscientia Articles to appoint directors to fill a vacancy or as an addition to the existing board of directors in accordance with the Exscientia Articles.

Nomination and Appointment of Directors
Pursuant to the Recursion Bylaws, each director shall be elected by a plurality of the voting power of Recursion’s capital stock present in person or represented by proxy at a meeting of stockholders and entitled to vote on the election of directors.	Pursuant to the Exscientia Articles, Exscientia may, by ordinary resolution or a decision of the directors, elect any person to be a director, as an addition to the existing board, provided the total number of directors does not exceed the maximum number.
Removal of Directors and Vacancies
Under the DGCL, vacancies may be filled as provided for in the bylaws of a corporation. The Recursion Bylaws provide that directors may be removed from office by Recursion stockholders in the manner specified in the Recursion Charter and applicable law. The Recursion Charter provides that any director or the entire Recursion Board may be removed from office at any time, but only for cause, and only by the affirmative vote of the holders of at least a majority of the voting power of the issued and outstanding capital stock of Recursion entitled to vote on the election of directors.
Under the Companies Act, shareholders may remove a director without cause by an ordinary resolution irrespective of any provisions of any service contract the director has with the company, provided 28 clear days’ notice of the resolution has been given to the company and its shareholders. On receipt of notice of an intended resolution to remove a director, the company must forthwith send a copy of the notice to the director concerned. Certain other procedural requirements under the Companies Act must also be followed such as allowing the director to make representations against his or her removal either at the meeting or in writing.
In addition to any power of removal conferred by the Companies Act, Exscientia may by special resolution, or by ordinary resolution of which special notice has been given in accordance with the Companies Act, remove a director before the expiry of his or her period of office (without prejudice to a claim for damages for breach of contract or otherwise) and may (subject to the Exscientia Articles) by ordinary resolution appoint another person who is willing to act to be a director in his or her place.
Pursuant to the Exscientia Articles, Exscientia may by ordinary resolution, and the Exscientia Board

Recursion	Exscientia
shall have the power at any time, to appoint a director to fill a vacancy.
Remuneration of Directors
The Recursion Bylaws authorize the Recursion Board to set director compensation, and generally do not give stockholders the right to approve director compensation.
Pursuant to the Exscientia Articles, each of the directors shall be paid a fee at such rate as may from time to time be determined by the Exscientia Board (or for the avoidance of doubt any duly authorized committee of the Exscientia Board) provided that the aggregate of all such fees payable to the directors shall not exceed $2,500,000 per annum, or such higher amount as may from time to time be determined by ordinary resolution of the shareholders.
Each director may be paid his or her reasonable travelling, hotel and other expenses of attending and returning from meetings of the board or committees of the board or general meetings or separate meetings of the holders of any class of shares or of debentures and shall be paid all expenses properly incurred by him or her in the conduct of Exscientia’s business.
Any director who performs or renders any special duties or services outside his or her ordinary duties as a director and not in his or her capacity as a holder of employment or executive officer may be paid such reasonable extra remuneration by way of salary, commissions, participation in profits or otherwise as the directors may determine.

Annual Meetings of Stockholders

Under the DGCL, the annual meeting of stockholders shall be held at such place, on such date and at such time as provided in a corporation’s bylaws. The Recursion Bylaws provide that Recursion must hold an annual meeting of stockholders on such date and at such time as may be fixed by resolution of the Recursion Board.
Pursuant to the DGCL, any stockholder or director may petition the Court of Chancery to order a meeting to elect directors if the annual meeting has not been held within 30 days of the date set for such meeting or 13 months following the date the previous annual meeting was held.

In accordance with the Companies Act, Exscientia are required in each year to hold an annual general meeting in addition to any other general meetings in that year and to specify the meeting as such in the notice convening it.
The annual general meeting shall be convened whenever and wherever the Exscientia Board sees fit, subject to the requirements of the Companies Act. Under the Companies Act, a public limited company must hold an annual general meeting in each six-month period following its annual accounting reference date.

General / Special Meetings of Stockholders
Under the DGCL, special meetings of stockholders may be called by the board of directors or by such person or persons as may be authorized by a corporation’s bylaws. Under the Recursion Bylaws, a special meeting of stockholders may be called at any time by (i) the Recursion Board acting pursuant to a resolution adopted by a majority of the total
Under the Companies Act, a general meeting of the shareholders of a public limited company may be called by the directors.
Shareholders holding at least 5% of the paid-up capital of the company carrying voting rights at general meetings (excluding any paid up capital held as treasury shares) can require the directors to call a

Recursion	Exscientia
number of authorized directorships whether or not there exists any vacancies or other unfilled seats in previously authorized directorships, (ii) the chairperson of the Recursion Board, (iii) the chief executive officer of Recursion or (iv) the president of Recursion; provided, further, that special meetings of stockholders may not be called by any other person or persons and any power of stockholders to call a special meeting is specifically denied. The business to be conducted at the special meeting shall be limited to the purpose or purposes stated in the notice of such meeting.	general meeting and, if the directors fail to do so within a certain period, may themselves (or any of them representing more than one half of the total voting rights of all of them) convene a general meeting.
Notice of Stockholder Meetings

Generally, the DGCL requires that notice to stockholders of the place (if any), date, and hour, and means of remote communication (if any) of each annual and special meeting of stockholders be given at least 10 days, but no more than 60 days, before the meeting date. The Recursion Bylaws provide that notice of any meeting shall be given not less than 10 nor more than 60 days before the date of such meeting.
Pursuant to the DGCL, notice of a meeting of stockholders to vote upon a merger or a sale of all or substantially all of the corporation’s assets must be delivered at least 20 days before the meeting date. In the case of a special meeting, the notice must also state the purpose or purposes for which the meeting is called.
Under the Companies Act, 21 clear days’ notice must be given for an annual general meeting and any resolutions to be proposed at the meeting and at least 14 clear days’ notice is required for any other general meeting. In addition, certain matters, such as the removal of directors or auditors, require special notice, which is 28 clear days’ notice. The shareholders may in all cases consent to a shorter notice period, the proportion of shareholders’ consent required being 100% of those entitled to attend and vote in the case of an annual general meeting and, in the case of any other general meeting, a majority in number of the members having a right to attend and vote at the meeting, being a majority who together hold not less than 95% in nominal value of the shares giving a right to attend and vote at the meeting.
Quorum at Stockholder Meetings
The holders of a majority of the voting power of Recursion’s capital stock issued and outstanding and entitled to vote, present in person (including virtually via the internet) or represented by proxy, is necessary to constitute a quorum for the transaction of business at a stockholder meeting.	Under the Exscientia Articles, no business shall be transacted at any general meeting unless a quorum is present. At least two Exscientia shareholders present in person or by proxy and entitled to vote shall be a quorum for all purposes.
Stockholder Voting Rights

Under the Recursion Bylaws, each stockholder of record entitled to vote at any meeting may do so in person or by proxy. Each share of Recursion Class A Common Stock entitles its holder to one vote, and each share of Recursion Class B Common Stock entitles its holder to ten votes.
Generally, under the Recursion Bylaws, when a quorum is present, the affirmative vote of a majority of the voting power of the shares cast affirmatively or negatively shall be the act of the stockholders.

Without prejudice to any special rights, privileges or restrictions as to voting rights attached to any Exscientia Shares forming part of Exscientia’s share capital from time to time, all votes at a general meeting shall be taken on a poll and each holder of the shares of the class shall, on a poll, have one vote in respect of every share of the class held by them.
An ordinary resolution is passed on a poll if it is approved by holders representing a simple majority of the total voting rights of shareholders present, in person or by proxy, who, being entitled to vote, vote on the resolution.

Recursion	Exscientia

A special resolution is passed on a poll if it is approved by holders representing not less than 75% of the total voting rights of shareholders present, in person or by proxy, who, being entitled to vote, vote on the resolutions.
Exscientia ADS holders are not entitled to vote directly on the resolutions of any meeting. Exscientia ADS holders who wish to exercise certain of the rights granted under the Companies Act should contact the Depositary.

Approval of Mergers and Business Combinations

The DGCL requires, with limited exceptions, a merger, consolidation or sale of substantially all of the assets of a corporation to be approved by the corporation’s board of directors and a majority of the issued and outstanding shares entitled to vote thereon.
However, if a target corporation is listed on a national securities exchange or its shares are held of record by more than 2,000 holders immediately prior to the execution of a merger agreement, then the target corporation may opt into Section 251(h) of the DGCL. If the parties opt into Section 251(h) of the DGCL and a sufficient number of shares are accepted in the tender offer that are required to approve a merger, then the merger may be consummated without a vote of the target stockholders.
Neither the Companies Act nor the Exscientia Articles stipulate a specific approval in respect of mergers and business combinations generally. However, the manner in which a merger or business approval is structured may require certain specific approvals. For example, as is the case for the Transaction, a business combination by way of a scheme of arrangement requires, according to the Companies Act, approval by a majority in number of shareholders representing 75% in value of shares held by the members who vote in person or by proxy as well as the sanction of the scheme of arrangement by the Court.
Mandatory Tender Offer and Squeeze-out Thresholds
Pursuant to the DGCL, a corporation or other entity owning at least 90% of the outstanding shares of a subsidiary corporation may effect a merger with or into such subsidiary by resolution of the board of directors of the parent and without any action on the part of the board of directors or the other stockholders of the subsidiary.
The Panel has confirmed that the City Code will not apply to Exscientia (including in respect of the Transaction). As a result, Exscientia shareholders are not currently entitled to benefit from certain takeover offer protections provided under the City Code, including the rules regarding mandatory takeover bids.
Under the Companies Act, where an offeror has acquired or unconditionally contracted to acquire not less than 90% in value of the shares to which a takeover offer relates and not less than 90% of the voting rights carried by those shares, the offeror may compulsorily acquire, on the same terms as the takeover offer, any shares to which the offer relates which the offeror has not acquired or unconditionally contracted to acquire.

Related Party Transactions
The DGCL provides that a corporation may lend money to, or guarantee any obligation incurred by, its officers or employees if, in the judgment of the board of directors, the loan or guarantee may reasonably be expected to benefit the corporation.	If a situation arises in which a director of Exscientia has, or can have, a direct or indirect interest that conflicts, or possibly may conflict, with Exscientia’s interests (other than a situation that cannot reasonably be regarded as likely to give rise to a

Recursion	Exscientia
The DGCL further provides that any other contract or transaction between the corporation and one or more of its directors or officers is neither void nor voidable solely because the interested director or officer was present, participates or votes at the board or board committee meeting that authorizes the contract or transaction, if either: (i) the director’s or officer’s interest is made known to the disinterested directors or the stockholders of the corporation, who thereafter approve the transaction in good faith; or (ii) the contract or transaction is fair to the corporation as of the time it is approved or ratified by either the board of directors, a committee thereof, or the stockholders.
conflict of interest or a conflict of interest arising in relation to a transaction or arrangement with Exscientia), the Exscientia Board may authorize in accordance with the Companies Act the director’s interest and the continuing performance by the relevant director of his duties as a director on such terms as the Exscientia Board may determine.
A director of Exscientia shall not be accountable to Exscientia for any benefit which he or she derives from or in connection with a relationship involving a conflict of interest or possible conflict of interest which has been authorized by the directors or by Exscientia in a general meeting and any such transaction or arrangement shall not be liable to be avoided on the grounds of any such benefit.
Subject to the requirements under Sections 175, 177 and 182 of the Companies Act, a director shall declare the nature and extent of such conflicts.

Stockholder Proposals
Under the Recursion Bylaws, nominations of directors and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders by, subject to certain requirements, any stockholder of record who is entitled to vote at the meeting and who complies with specific notice procedures set forth in the Recursion Bylaws.	Under the Companies Act, shareholders holding at least 5% of the paid-up capital of Exscientia carrying voting rights at general meetings (excluding any paid up capital held as treasury shares) can require the directors to call a general meeting and, if the directors fail to do so within a certain period, may themselves (or any of them representing more than one half of the total voting rights of all of them) convene a general meeting.
Stockholder Information Rights

The DGCL allows any stockholder of a corporation the right to inspect a complete list of the stockholders entitled to vote at a meeting of stockholders, both during the time of the meeting and during the 10 days preceding the meeting, for a purpose germane to the meeting.
The DGCL allows any stockholder in person or by attorney or other agent, upon written demand under oath stating the purpose thereof, during the usual hours for business to inspect for any proper purpose, and to make copies and extracts from: (a) a corporation’s stock ledger, a list of its stockholders, and its other books and records; and (b) any subsidiary’s books and records, to the extent that: (i) the corporation has actual possession and control of such records of such subsidiary; or (ii) the corporation could obtain such records through the exercise of control over such subsidiary, provided that as of the date of the making of the demand: (x) the stockholder inspection of such books and records of the subsidiary would not constitute a breach of an agreement between the corporation or
Pursuant to the Companies Act and the Exscientia Articles, Exscientia shareholders are entitled to receive a copy of Exscientia’s annual accounts and reports for the relevant financial year which must be sent to such Exscientia shareholders at least 21 clear days before the date of the meeting at which copies of those documents are to be laid. As set out above, each Exscientia shareholder is entitled to receive notice of any general meeting and information concerning the resolutions to be voted on at such a general meeting.

Recursion	Exscientia
the subsidiary and a person or persons not affiliated with the corporation; and (y) the subsidiary would not have the right under the law applicable to it to deny the corporation access to such books and records upon demand by the corporation.
Amendments of Organizational Documents

Pursuant to the DGCL, an amendment to the Recursion Charter generally requires: (a) recommendation of the board of directors; (b) the affirmative vote of a majority of the voting power of the outstanding stock entitled to vote; and (c) the affirmative vote of a majority of the voting power of the outstanding stock of each class entitled to vote.
Certain provisions of the Recursion Charter cannot be amended without (a) approval of the Recursion Board acting pursuant to a resolution adopted by a majority of the total number of authorized directorships whether or not there exists any vacancies or other unfilled seats in previously authorized directorships and (b) the affirmative vote of 66 2/3% of the voting power of the then outstanding voting securities of Recursion. The Recursion Charter also provides that holders of common stock are not entitled to vote on any amendments to the Recursion Charter that relate solely to the terms of the preferred stock.
Under the Recursion Charter and the Recursion Bylaws, the Recursion Bylaws may be adopted, amended or repealed by (a) a majority of the voting power of Recursion’s issued and outstanding capital stock entitled to vote thereon and (b) approval of the Recursion Board acting pursuant to a resolution adopted by a majority of the total number of authorized directorships whether or not there exists any vacancies or other unfilled seats in previously authorized directorships.
The Exscientia Articles may be varied or amended only by special resolution passed at a general meeting of the Exscientia shareholders. The requirements for passing a special resolution are set out above.
Indemnification of Directors and Officers
The DGCL permits a corporation to indemnify any persons who are, or are threatened to be made, parties to any threatened, pending or completed legal action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of such corporation), by reason of the fact that such person is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or enterprise. The indemnity may include expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement	Every director, officer or former director or officer of Exscientia may be indemnified against all costs, charges, losses, expenses and liabilities incurred by him or her in connection with any negligence, default, breach of duty, or breach of trust by him or her in relation to Exscientia or in connection with Exscientia’s activities as a trustee of an occupational pension scheme, in the actual or purported exercise of his or her powers or duties or otherwise as an officer of Exscientia, to the extent permitted under the Companies Act.

Recursion	Exscientia

actually and reasonably incurred by such person in connection with such action, suit or proceeding, provided such person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe that the person’s conduct was unlawful.
The Recursion Charter and Recursion Bylaws authorize Recursion to indemnify its directors and officers to the fullest extent permitted by the DGCL, including as it may be amended (unless, to the extent permitted by the DGCL, such amendment would adversely affect any right of a current or former director or officer).

Authority to Allot
Under the DGCL, if the corporation’s charter or certificate of incorporation so provides, the board of directors has the power to authorize the issuance of stock. It may authorize capital stock to be issued for consideration consisting of cash, any tangible or intangible property or any benefit to the corporation or any combination thereof.
Under the Companies Act, the Exscientia directors must not allot shares or grant rights to subscribe for or to convert any security into shares unless an exception applies or an ordinary resolution to the contrary has been passed by shareholders in a general meeting or the Exscientia Articles provide otherwise, in each case in accordance with the provisions of the Companies Act.
Exscientia’s directors are authorized to exercise all of the powers of the company to allot shares in Exscientia, and to grant rights to subscribe for or to convert any security into shares in Exscientia, up to a maximum aggregate nominal value of £200,000 for a period expiring on September 15, 2026.

Preemptive Rights / Preferential Subscription Rights
Pursuant to the DGCL, a stockholder is not entitled to preemptive rights to subscribe for additional issuances of stock or any security convertible into stock unless they are specifically granted in the certificate of incorporation. The Recursion Charter does not provide for any preemptive rights	Under the Companies Act, “equity securities,” being (i) shares in Exscientia other than shares that, with respect to dividends and capital, carry a right to participate only up to a specified amount in a distribution (“ordinary shares”) or (ii) rights to subscribe for, or to convert securities into, ordinary shares, proposed to be allotted for cash must be offered first to the existing equity shareholders in Exscientia in proportion to the respective nominal value of their holdings, unless an exception applies or a special resolution to the contrary has been passed by Exscientia shareholders in a general meeting or the Exscientia Articles provide otherwise, in each case in accordance with the provisions of the Companies Act. On September 15, 2021, Exscientia shareholders approved the exclusion of preemptive rights for a period of five years from the date of the approval in respect of the allotment of up to a maximum aggregate nominal amount of £200,000.

Recursion	Exscientia
Dividends
The DGCL provides that, subject to any restrictions in a corporation’s certificate of incorporation, dividends may be declared from the corporation’s surplus, or if there is no surplus, from its net profits for the fiscal year in which the dividend is declared and for the preceding fiscal year. Dividends may not be declared out of net profits, however, if the corporation’s capital has been diminished to an amount less than the aggregate amount of all capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets until the deficiency in the amount of capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets is repaired.
Exscientia may, by ordinary resolution of the Exscientia shareholders, declare dividends out of profits available for distribution in accordance with the respective rights of Exscientia shareholders but no such dividend shall exceed the amount recommended by the directors. The Exscientia Board may from time to time pay Exscientia shareholders such interim dividends as they appear to the board to be justified by Exscientia’s financial position.
Subject to any special rights attaching to or the terms of issue of any share, all dividends shall be declared and paid according to the amounts paid up on the Exscientia Shares and shall be apportioned and paid pro rata according to the amounts paid up on the Exscientia Shares during any part or parts of the period in respect of which the dividend is paid.
No dividend or other moneys payable by Exscientia on or in respect of any share shall bear interest against Exscientia unless otherwise provided by the rights attached to the share or the provisions of another agreement between the Exscientia shareholder and Exscientia. Any dividend unclaimed after a period of 12 years from the date such dividend became due for payment shall be forfeited and cease to remain owing.
Dividends may be declared or paid in any currency and the Exscientia Board may decide the rate of exchange for any currency conversions that may be required, and how any costs involved are to be met, in relation to the currency of any dividend.
Any general meeting declaring a dividend may by ordinary resolution, upon the recommendation of the Exscientia Board, direct payment or satisfaction of such dividend wholly or in part by the distribution of non-cash assets of equivalent value, including shares or other securities in any company.

Repurchases and Redemptions
Pursuant to the DGCL, a corporation may purchase, redeem, receive, take or otherwise acquire, own and hold, sell, lend, exchange, transfer or otherwise dispose of, pledge, use and otherwise deal in and with its own shares; provided, however, that no corporation shall: (i) purchase or redeem its own shares of capital stock for cash or other property when the capital of the corporation is impaired or when such purchase or redemption would cause any impairment of the capital of the corporation, except that a corporation may purchase or redeem out of	Exscientia may purchase its own fully paid shares otherwise than on a recognized investment exchange pursuant to a purchase contract authorized by resolution of the Exscientia shareholders before the purchase takes place. Any authority will not be effective if any Exscientia shareholder from whom Exscientia proposed to purchase shares votes on the resolution and the resolution would not have been passed if they had not done so. The resolution authorizing the purchase must specify a date, not being later than five years after the passing of the

Recursion	Exscientia

capital any of its own shares which are entitled upon any distribution of its assets, whether by dividend or in liquidation, to a preference over another class or series of its stock, or, if no shares entitled to such a preference are outstanding, any of its own shares, if such shares will be retired upon their acquisition and the capital of the corporation reduced; (ii) purchase, for more than the price at which they may then be redeemed, any of its shares which are redeemable at the option of the corporation; or (iii) redeem any of its shares unless their redemption is authorized by a subsection of the DGCL and then only in accordance with such section and the certificate of incorporation.
Generally, pursuant to the DGCL, a corporation has a right to resell any of its shares theretofore purchased or redeemed and which have not been retired, for such consideration as shall be fixed by the board of directors.

resolution, on which the authority to purchase is to expire.
Exscientia may issue shares which are to be redeemed or are to be liable to be redeemed at the option of Exscientia or the holder. The Exscientia Board may determine the terms, conditions and manner of redemption of shares provided that it does so before the shares are allotted.

Stockholder Suits

Pursuant to the DGCL, a stockholder may initiate a derivative action to enforce a right of a corporation if the corporation fails to enforce the right itself. The complaint must: (i) state that the plaintiff was a stockholder at the time of the transaction of which the plaintiff complains or that the plaintiff’s shares thereafter devolved on the plaintiff by operation of law; and (ii) allege with particularity (a) the efforts, if any, made by the plaintiff to obtain the action the plaintiff desires from the directors; or (b) the reasons for the plaintiff’s failure to obtain the action or for not making the effort. Additionally, the plaintiff must remain a stockholder through the duration of the derivative suit. The action will not be dismissed or compromised without the approval of the court.
An individual may also maintain a class action suit on behalf of himself or herself and other similarly situated stockholders where the requirements for maintaining a class action under Delaware law have been met.
Under English law, generally, a company, rather than its shareholders, is the proper claimant in an action in respect of a wrong done to the company or where there is an irregularity in the company’s internal management. Notwithstanding this general position, the Companies Act provides that (i) a court may allow a shareholder to bring a derivative claim (that is, an action in respect of and on behalf of the company) in respect of a cause of action arising from a director’s negligence, default, breach of duty or breach of trust and (ii) a shareholder may bring a claim for a court order where the company’s affairs have been or are being conducted in a manner that is unfairly prejudicial to some of its shareholders.
Standard of Conduct of Directors
The DGCL does not contain specific provisions setting forth the standard of conduct of a director. The scope of the fiduciary duties of directors is generally determined by the courts of the State of Delaware. In general, directors have a duty to act without self-interest, on a well-informed basis and in a manner they reasonably believe to be in the best interest of the stockholders.
Under English law, a director owes various statutory and fiduciary duties to the company, including:
•
to act in the way he or she considers, in good faith, would be most likely to promote the success of the company for the benefit of its members as a whole;

Recursion	Exscientia
Directors of a Delaware corporation owe fiduciary duties of care and loyalty to the corporation and to its stockholders. The duty of care generally requires that a director act in good faith, with the care that an ordinarily prudent person would exercise under similar circumstances. Under this duty, a director must inform himself or herself of all material information reasonably available regarding a significant transaction. The duty of loyalty requires that a director act in a manner he or she reasonably believes to be in the best interests of the corporation. He or she must not use his or her corporate position for personal gain or advantage. In general, but subject to certain exceptions, actions of a director with no conflicting interest are presumed to have been made on an informed basis, in good faith and in the honest belief that the action taken was in the best interests of the corporation. However, this presumption may be rebutted by evidence of a breach of one of the fiduciary duties. Delaware courts have also imposed a heightened standard of conduct upon directors of a Delaware corporation who take any action designed to defeat a threatened change in control of the corporation.
•
to avoid a situation in which he or she has, or can have, a direct or indirect interest that conflicts, or possibly conflicts, with the interests of the company;

•
to act in accordance with the company’s constitution and only exercise his powers for the purposes for which they are conferred;

•
to exercise independent judgment;

•
to exercise reasonable care, skill, and diligence;

•
not to accept benefits from a third party conferred by reason of his or her being a director or doing, or not doing, anything as a director; and

•
to declare any interest that he or she has, whether directly or indirectly, in a proposed or existing transaction or arrangement with the company.

CERTAIN BENEFICIAL OWNERS OF RECURSION COMMON STOCK
The following table sets forth certain information regarding the ownership of Recursion Class A Common Stock and Recursion Class B Common Stock as of September 5, 2024, by:
•
each Named Executive Officer;

•
each of Recursion’s directors;

•
Recursion’s directors and executive officers as a group; and

•
each person or entity known by Recursion to own beneficially more than 5% of Recursion’s capital stock.

Recursion has determined beneficial ownership in accordance with the rules of the SEC, and thus it represents sole or shared voting or investment power with respect to Recursion’s securities. Unless otherwise indicated below, to Recursion’s knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially owned, subject to community property laws where applicable. The information does not necessarily indicate beneficial ownership for any other purpose, including for purposes of Sections 13(d) and 13(g) of the 1934 Act.
Recursion has based its calculation of the percentage of beneficial ownership on 280,746,751 shares of Recursion Class A Common Stock and 7,376,881 shares of Recursion Class B Common Stock outstanding as of September 5, 2024. Recursion has deemed shares of Recursion Class A Common Stock subject to stock options that are currently exercisable or exercisable within 60 days of September 5, 2024, to be outstanding and to be beneficially owned and, if applicable, to have been exchanged for shares of Recursion Class B Common Stock pursuant to an equity award exchange, by the person holding the stock option for the purpose of computing the percentage ownership of each person or entity.
Unless otherwise indicated, the address for each beneficial owner listed in the table below is c/o Recursion Pharmaceuticals, Inc. 41 S. Rio Grande St. Salt Lake City, UT, 84101, United States of America.
Name of Beneficial Owner	Class A Common Stock	Percentage of Class A Common Stock (%)	Class B Common Stock†	Percentage of Class B Common Stock (%)	Percentage of Total Voting Power (%)
5% and Greater Stockholders:
Ark Investment Management LLC(1)	28,142,918	10.0	—	—	7.9
Baillie Gifford & Co(2)	26,589,936	9.5	—	—	7.5
BlackRock Inc.(3)	17,310,162	6.2	—	—	4.9
MDC Capital Partners(4)	20,048,796	7.1	—	—	5.7
RA Capital Management, LP(5)	15,384,615	5.5	—	—	4.3
The Vanguard Group(6)	21,556,546	7.7	—	—	6.1
Christopher Gibson(7)	815,578	*	7,376,881	100	21.0
Named Executive Officers and Directors:
Christopher Gibson(7)	815,578	*	7,376,881	100	21.0
Tina Marriott(8)	1,155,551	*	—	—	*
Michael Secora(9)	2,038,188	*	—	—	*
David Mauro(10)	196,777	*	—	—	*
Najat Kahn(11)	—	*	—	—	*
Zachary Bogue(12)	13,628,602	4.9	—	—	3.8
Blake Borgeson(13)	7,182,239	2.6	—	—	2.0
Zavain Dar(14)	152,413	*	—	—	*
Robert Hershberg(15)	637,633	*	—	—	*
Dean Li(16)	3,262,817	1.2	—	—	*
All current executive officers and directors as a group (10 persons)(17)	29,069,798	10.4	7,376,881	100	29.0

†
Percentage of total voting power represents voting power with respect to all shares of Recursion Class A Common Stock and Recursion Class B Common Stock as one class. Each holder of Recursion Class A Common Stock is entitled to one vote per share, the holder of Recursion Class B Common Stock is entitled to 10 votes per share. Holders of Recursion Class A Common Stock and Recursion Class B Common Stock will vote together as one class on all matters submitted to a vote of Recursion stockholders, except as expressly provided in Recursion’s amended and restated certificate of incorporation or required by applicable law.

*
Represents beneficial ownership of less than 1% of the outstanding shares of Recursion Class A Common Stock and Recursion Class B Common Stock.

Recursion makes no representations as to the accuracy or completeness of the information in the filings reported in footnotes 1-6:
(1)
ARK Investment Management LLC. Schedule 13F filing, dated July 26, 2024, reports beneficial ownership as of June 30, 2024, of 28,142,918 shares, with sole voting power as to 26,816,974 shares, shared voting power as to 585,142 shares, and sole dispositive power as to 28,142,918 shares. The address of the entities listed herein is 200 Central Avenue, St. Petersburg, FL 33701.

(2)
Baillie Gifford & Co. Schedule 13F filing, dated July 25, 2024, relating to Baillie Gifford & Co. and certain affiliates, reports beneficial ownership as of June 30, 2024, of 26,589,936 shares, with sole voting power as to 26,504,411 shares, sole dispositive power as to 18,819,513 shares, and shared dispositive power as to 7,770,423 shares. The address for the entities listed herein is Calton Square, 1 Greenside Row, Edinburgh EH1 3AN, United Kingdom.

(3)
BlackRock, Inc. Schedule 13F filing, dated August 13, 2024, relating to a parent holding company and certain affiliates, reports beneficial ownership as of June 30, 2024, of 17,310,162 shares, with sole voting power as to 16,970,716 shares and sole dispositive power as to 17,310,162 shares. The address of the entities listed herein is 50 Hudson Yards, New York, New York 10001.

(4)
MDC Capital Partners. Schedule 13F filing, dated August 13, 2024, reports beneficial ownership as of June 30, 2024, of (a) 12,985,927 shares held of record by Fifteenth Investment Company LLC, a wholly owned subsidiary of Mamoura Diversified Global Holdings PJSC, which is wholly owned by Mubadala Investment Company PJSC, which is wholly owned by the Government of Abu Dhabi; and (b) 7,062,869 shares held by MDC Capital Partners (Ventures), LP, of which MDC Capital Partners (Ventures) GP, LP is the general partner. MDC Capital Partners (Ventures) GP, LP has created an investment committee comprised of four individual members, which has the authority, by affirmative majority consent, to approve all investment and divestment decisions made with respect to MDC Capital Partners (Ventures), LP. Each of the members of the investment committee expressly disclaims beneficial ownership of the shares held by MDC Capital Partners (Ventures), LP. The address of the entities listed herein is c/o Mubadala Capital, 22nd Floor Al Sila Tower, Abu Dhabi Global Market, Al Maryah Island, Abu Dhabi, United Arab Emirates.

(5)
RA Capital Management, LP. Schedule 13F filing, dated August 14, 2024, reports beneficial ownership as of June 30, 2024, of 15,384,615 shares, with sole voting power as to 15,384,615 shares and sole dispositive power as to 15,384,615 shares. The address for the entities listed herein is RA Capital Management, LP, 200 Berkeley Street, 18th Floor, Boston, MA 02116.

(6)
The Vanguard Group. Schedule 13F filing, dated August 13, 2024, reports beneficial ownership as of June 30, 2024 of 21,556,546 shares, with shared voting power as to 382,122 shares, sole dispositive power as to 20,945,381 shares, and shared dispositive power as to 611,165 shares. The address of the entities listed herein is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

(7)
Consists of (a) 6,136,700 shares of Recursion Class B Common Stock held of record by Dr. Gibson; (b) 67,875 shares of Recursion Class B Common Stock held by the Gibson Family Trust; (c) 486,000 shares of Recursion Class B Common Stock held by Lahwran-3 LLC; (d) 388,000 shares of Recursion Class B Common Stock held by Lahwran-4 LLC; (e) 60,265 shares of Recursion Class A Common Stock held by Dr. Gibson; (f) 78,306 shares of Recursion Class A Common Stock held by Dr. Gibson and assumes the exchange of such shares of Recursion Class A Common Stock for shares of Recursion Class B Common Stock; (g) 755,313 shares of Recursion Class A Common Stock subject to options held by Dr. Gibson that are exercisable and vested within 60 days of September 5, 2024; (h) 220,000 shares of Recursion Class A Common Stock subject to options held by Dr. Gibson that are exercisable and vested within 60 days of September 5, 2024 and assumes the exchange of such shares of Recursion Class A Common Stock for shares of Recursion Class B Common Stock.
(8)
Consists of (a) 159,653 shares held of record by Ms. Marriott, and (b) 995,898 shares subject to options held by Ms. Marriott that are exercisable and vested exercisable within 60 days of September 5, 2024.

(9)
Consists of (a) 1,052,561 shares held of record by Mr. Secora, and (b) 985,627 shares subject to options held by Mr. Secora that are exercisable and vested within 60 days of September 5, 2024.

(10)
Consists of (a) 43,033 shares held of record by Dr. Mauro, and (b) 153,744 shares subject to options held by Dr. Mauro that are vested and exercisable within 60 days of September 5, 2024.

(11)
Dr. Khan was elected to the Recursion Board on April 16, 2024 and appointed Chief R&D Officer and Chief Commercial Officer on July 1, 2024.

(12)
Consists of (a) 9,378 shares held of record by Mr. Bogue; (b) 5,941,120 shares held of record by Data Collective IV, L.P., or DCVC IV; (c) 3,951,141 shares held of record by DCVC Opportunity Fund II, L.P., or DCVC Opportunity Fund II; and (d) 3,726,963 shares held of record by DCVC V L.P., or DCVC V. Data Collective IV GP, LLC, or DCVC IV GP, is the general partner of DCVC IV, DCVC Opportunity Fund II GP, LLC, or DCVC Opportunity Fund II GP, is the general partner of DCVC Opportunity Fund II, and DCVC V GP, LLC, DCVC V GP, is the general partner of DCVC V. Zachary Bogue and Matthew Ocko are the managing members of each of DCVC IV GP, DCVC Opportunity Fund II GP, and DCVC V GP. Zachary Bogue and Matthew Ocko exercise voting and dispositive power over the shares held by DCVC IV, DCVC Opportunity Fund II, and DCVC V. The address of the entities listed herein is 270 University Avenue, Palo Alto, California 94301.

(13)
Consists of (a) 7,108,225 shares held of record by Dr. Borgeson, and (b) 74,014 shares subject to options held by Dr. Borgeson that are vested and exercisable within 60 days of September 5, 2024.

(14)
Consists of (a) 90,899 shares held of record by Mr. Dar, and (b) 61,514 shares subject to options held by Mr. Dar that are vested and exercisable within 60 days of September 5, 2024.

(15)
Consists of (a) 38,619 shares held of record by Dr. Hershberg, and (b) 599,014 shares subject to options held by Dr. Hershberg that are vested and exercisable within 60 days of September 5, 2024.

(16)
Consists of (a) 73,788 shares held of record by Dr. Li, (b) 1,422,048 shares held of record by the Dean Y. Li Revocable Trust, (c) 1,269,796 shares held of record by the Dean Y. Li GRAT, and (d) 421,000 shares held of record by the Dean Y. Li 2021 Family Trust.

(17)
Consists of (a) 25,355,382 shares beneficially owned by Recursion’s current executive officers and directors as of September 5, 2024, and (b) 3,714,416 shares subject to options that are vested and exercisable within 60 days of September 5, 2024.

CERTAIN BENEFICIAL OWNERS OF EXSCIENTIA SHARES
The following table and related footnotes set forth certain information regarding the beneficial ownership of Exscientia Shares (including Exscientia ADSs, each of which represents one Exscientia Share) as of September 5, 2024 with respect to:
•
each person known by Exscientia to beneficially own more than 5% of the outstanding Exscientia Shares;

•
each of Exscientia’s directors and executive officers; and

•
all of Exscientia’s directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC. These rules and regulations generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities and include ordinary shares issuable upon the exercise of options that are immediately exercisable or exercisable within 60 days of September 5, 2024. Percentage ownership calculations are based on 130,045,369 ordinary shares outstanding as of September 5, 2024.
Except as otherwise indicated, all of the shares reflected in the table are ordinary shares and all persons listed below have sole voting and investment power with respect to the shares beneficially owned by them, subject to applicable community property laws. Exscientia’s major shareholders do not have different voting rights than other holders of Exscientia ordinary shares. The information is not necessarily indicative of beneficial ownership for any other purpose.
Except as otherwise indicated in the table below, the address of each of the directors, executive officers and named beneficial owners are care of Exscientia plc, The Schrödinger Building, Oxford Science Park, Oxford OX4 4GE, United Kingdom.
Name of Beneficial Owner	Ordinary Shares Beneficially Owned	Percentage Beneficially Owned
5% or Greater Shareholders:
Andrew Hopkins, DPhil, FRSE, FRSC(1)	19,124,900	14.7%
Softbank Group Corp.(2)	18,977,218	14.6%
Evotec SE(3)	14,035,200	10.8%
Novo Holdings A/S(4)	13,086,600	10.1%
Executive Officers and Directors
David Hallett, Ph.D(5)	410,678	*
Ben Taylor(6)	560,580	*
John Paul Overington(7)	27,632
Elizabeth Crain(8)	144,349	*
Robert Ghenchev	—	*
Franziska Michor(9)	62,700	*
Mario Polywka, Ph.D(10)	176,319	*
All current directors and officers as a group (7 persons)	1,382,258	1.1%

*
Represents beneficial ownership of less than 1%.

(1)
Information based on a Schedule 13G/A filed with the SEC by Andrew Hopkins on February 12, 2024. Consists of (a) 16,526,300 ordinary shares held by Andrew Hopkins, (b) 498,600 ordinary shares held by his spouse, Iva Hopkins Navratilova, and (c) 2,100,000 ordinary shares held in trust by the Nia Hopkins Charitable Trust. Andrew Hopkins shares voting and dispositive power with respect to the shares held by his spouse. Andrew Hopkins is the sole trustee of the Nia Hopkins Charitable Trust and retains sole voting and dispositive power over the shares held by the Nia Hopkins Charitable Trust.

(2)
Information is based on a Schedule 13D/A filed with the SEC by SVF II Excel (DE) LLC on April 11, 2023. The Investor holds 13,295,400 ordinary shares and 5,681,818 ordinary shares represented by 5,681,818 ADS. The sole member of SVF II Excel (DE) LLC is SVF II Investment Holdings (Subco) LLC. SVF II Investment Holdings (Subco) LLC has delegated investment discretion with regard to the securities held of record by SVF II Excel (DE) LLC to SB Global Advisors Limited. The sole shareholder of SB Global Advisors Limited is SoftBank Corp., which is a publicly traded company listed on the Tokyo Stock Exchange. The business address of each of SVF II Excel (DE) LLC and SVF II Investment Holdings (Subco) LLC is 251 Little Falls Drive, Wilmington, Delaware 19808. The business address of SB Global Advisors Limited is 69 Grosvenor Street, Mayfair, London W1K 3JP, England, United Kingdom. The business address of SoftBank is 1-7-1, Kaigan, Minato-ku Tokyo 105-7537 Japan.

(3)
Consists of 14,035,200 ordinary shares held by Evotec SE. The beneficial owner of the shares is Evotec SE. The address of Evotec SE is Essener Bogen 7, 22419 Hamburg, Germany.

(4)
Information is based on a Schedule 13G filed with the SEC by Novo Holdings A/S on February 2, 2022. Novo Holdings A/S holds 13,086,600 ordinary shares. Novo Holdings A/S has the sole power to vote and dispose of the shares, and no individual or other entity is deemed to hold any beneficial ownership in the shares. Robert Ghenchev is employed as a Managing Partner at Novo Holdings US, Inc., which provides certain consultancy services to Novo Holdings A/S, and is a member of the Exscientia Board. Mr. Ghenchev is not deemed to hold any beneficiary ownership or reportable pecuniary interest in the shares held by Novo Holdings A/S. The business address of Novo Holdings A/S is Tuborg Havnevej 19, 2900 Hellerup, Denmark.

(5)
Consists of 1,500 ordinary shares as at September 5, 2024 and an additional 409,178 ordinary shares issuable upon exercise of options that are exercisable within 60 days of September 5, 2024.

(6)
Consists of 69,856 ordinary shares as at September 5, 2024 and an additional 490,724 ordinary shares issuable upon vesting and settlement of RSUs or exercise of options that may vest and settle or become exercisable within 60 days of September 5, 2024.

(7)
Consists of 19,598 ordinary shares as at September 5, 2024 and an additional 8,034 ordinary shares issuable upon vesting and settlement of RSUs or exercise of options that may vest and settle or become exercisable within 60 days of September 5, 2024.

(8)
Consists of 115,173 ordinary shares as at September 5, 2024 and an additional 29,176 ordinary shares issuable upon vesting and settlement of RSUs or exercise of options that may vest and settle or become exercisable within 60 days of September 5, 2024.

(9)
Consists of 16,532 ordinary shares as at September 5, 2024 and an additional 46,168 ordinary shares issuable upon vesting and settlement of RSUs or exercise of options that may vest and settle or become exercisable within 60 days of September 5, 2024.

(10)
Consists of 68,243 ordinary shares as at September 5, 2024 and an additional 108,076 ordinary shares issuable upon vesting and settlement of RSUs or exercise of options that may vest and settle or become exercisable within 60 days of September 5, 2024.

HOUSEHOLDING OF PROXY MATERIALS
The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement or annual report, as applicable, addressed to those stockholders. As permitted by the 1934 Act, only one copy of this joint proxy statement is being delivered to stockholders residing at the same address, unless such stockholders have notified the company whose shares they hold of their desire to receive multiple copies of this joint proxy statement. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies.
If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate joint proxy statement, or if you are receiving multiple copies of this joint proxy statement and wish to receive only one, please contact Recursion or Exscientia, as applicable, at the address identified below. Recursion and Exscientia will promptly deliver, upon oral or written request, a separate copy of this joint proxy statement to any Recursion stockholder or Exscientia shareholder residing at an address to which only one copy was mailed. Requests for additional copies should be directed to: Recursion Pharmaceuticals, Inc., Attention: Corporate Secretary, 41 S. Rio Grande Street, Salt Lake City, Utah, 84101, United States of America, Telephone +1 (385) 269-0203 or Innisfree M&A Incorporated, Recursion’s proxy solicitor, by calling +1 (877) 750-0537. You may also request copies of this joint proxy statement, without charge, by written or telephonic request directed to Exscientia plc, Attention: Corporate Secretary, The Schrödinger Building, Oxford Science Park, Oxford OX4 4GE, United Kingdom, Telephone, or Campaign Management, Exscientia’s proxy solicitor, by calling +1 (888) 725-4553.

FUTURE RECURSION STOCKHOLDER PROPOSALS
A stockholder who would like to have a proposal considered for inclusion in Recursion’s 2025 proxy statement for its 2025 Annual Meeting of Stockholders must submit the proposal in accordance with the procedures outlined in Rule 14a-8 of the 1934 Act so that it is received by Recursion no later than December 24, 2024. However, if the date of the 2025 Annual Meeting of Stockholders is changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before Recursion begins to print and send its proxy statement for the 2025 Annual Meeting of Stockholders. SEC rules set standards for eligibility and specify the types of stockholder proposals that may be excluded from a proxy statement. Stockholder proposals should be addressed Recursion Pharmaceuticals, Inc., 41 S. Rio Grande Street, Salt Lake City, Utah, United States of America, Attention: Corporate Secretary.
If a stockholder wishes to propose a nomination of persons for election to the Recursion Board or present a proposal at an annual meeting but does not wish to have the proposal considered for inclusion in Recursion’s proxy statement and proxy card, Recursion’s bylaws establish an advance notice procedure for such nominations and proposals. Stockholders at an annual meeting may only consider proposals or nominations specified in the notice of meeting or brought before the meeting by or at the direction of the Recursion Board or by a stockholder of record on the record date for the meeting, who is entitled to vote at the meeting and who has delivered timely notice in proper form to Recursion’s corporate secretary of the stockholder’s intention to bring such business before the meeting.
The required notice must be in writing and received by Recursion’s corporate secretary at Recursion’s principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the annual meeting is changed by more than 25 days from the first anniversary of the preceding year’s annual meeting, a stockholder’s notice must be so received no earlier than the 120th day prior to such annual meeting and not later than the close of business on the tenth day following the day on which public disclosure of the date of such annual meeting. For stockholder proposals to be brought before the 2025 Annual Meeting of Stockholders, the required notice must be received by Recursion’s corporate secretary at Recursion’s principal executive offices no earlier than February 3, 2025 and no later than March 5, 2025. Stockholder proposals and the required notice should be addressed to Recursion Pharmaceuticals, Inc., 41 S. Rio Grande Street, Salt Lake City, Utah, United States of America, Attention: Corporate Secretary.
In addition to satisfying the requirements of Recursion’s bylaws, including the earlier notice deadlines set forth above and therein, to comply with universal proxy rules, stockholders who intend to solicit proxies in support of director nominees (other than Recursion’s nominees) must also provide notice that sets forth the information required by Rule 14a-19 of the 1934 Act no later than 60 days prior to of the anniversary of the preceding year’s annual meeting, which for the 2025 Annual Meeting of Stockholders would be no later than April 4, 2025.
Availability of Bylaws
A copy of Recursion’s amended and restated bylaws may be obtained by accessing Recursion’s filings on the SEC’s website at www.sec.gov. You may also contact Recursion’s corporate secretary at Recursion’s principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

WHERE YOU CAN FIND MORE INFORMATION
Recursion and Exscientia file annual, quarterly and current reports, proxy statements and other information with the SEC. Recursion’s and Exscientia’s SEC filings are available to the public over the Internet at the SEC’s website at www.sec.gov. Recursion Class A Common Stock is listed on Nasdaq under the symbol “RXRX” and the reports and other information filed by Recursion with the SEC are also available at Recursion’s Internet website (https://ir.recursion.com). Exscientia ADSs are listed on Nasdaq under the symbol “EXAI” and the reports and other information filed by Exscientia with the SEC are also available at Exscientia’s Internet website (https://investors.exscientia.ai/overview/default.aspx). The web addresses of the SEC, Recursion and Exscientia have been included as inactive textual references only. Except as specifically incorporated by reference into this joint proxy statement, information on those websites is not part of this joint proxy statement
The SEC allows Recursion and Exscientia to incorporate by reference information into this joint proxy statement. This means that Recursion and Exscientia can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is considered to be a part of this joint proxy statement, except for any information that is superseded by information that is included directly in this joint proxy statement.
This joint proxy statement incorporates by reference the following documents previously filed with the SEC (other than documents or information deemed to have been furnished and not filed in accordance with SEC rules, including Items 2.02 and 7.01 and the related exhibits under Item 9.01 of Form 8-K):
•
Recursion’s Annual Report on Form 10-K for the year ended December 31, 2023 filed on February 29, 2024;

•
Recursion’s Quarterly Reports on Form 10-Q for the quarter ended March 31, 2024 filed on May 9, 2024 and for the quarter ended June 30, 2024 filed on August 8, 2024;

•
the portions of Recursion’s Definitive Proxy Statement on Schedule 14A filed with the SEC on April 23, 2024, as supplemented by Recursion’s Supplement to Recursion’s Definitive Proxy Statement filed on May 24, 2024, that are specifically incorporated by reference into Recursion’s Annual Report on Form 10-K;

•
Recursion’s Current Reports on Form 8-K filed on January 31, 2024, February 7, 2024, April 16, 2024, May 9, 2024, May 24, 2024, June 7, 2024, June 27, 2024, August 6, 2024, August 8, 2024, August 28, 2024, and September 3, 2024;

•
Exscientia’s Annual Report on Form 20-F for the fiscal year ended December 31, 2023, filed on March 21, 2024; and

•
Exscientia’s reports on Form 6-K furnished on February 13, 2024, May 21, 2024, May 23, 2024, June 6, 2024, July 18, 2024, August 8, 2024, August 15, 2024, August 28, 2024, and the report on Form 6-K/A on August 30, 2024.

In addition, Recursion and Exscientia also incorporates by reference additional documents that Recursion and Exscientia file with the SEC under Sections 13(a), 13(c), 14 and 15(d) of the 1934 Act after the date of this joint proxy statement and prior to the date of the Recursion Special Meeting or the Exscientia Shareholder Meetings, as applicable (other than information furnished pursuant to Item 2.02 or Item 7.01 of any Current Report on Form 8-K, unless expressly stated otherwise therein). Such documents are considered to be a part of this joint proxy statement, effective as of the date such documents are filed.
You can obtain any of these documents from the SEC, through the SEC’s website at the address described above. You may also request copies of this joint proxy statement and any of the documents incorporated by reference into this joint proxy statement or other information concerning Recursion or Exscientia, without charge, by written or telephonic request directed to the appropriate company at the following addresses and telephone numbers:

Recursion Pharmaceuticals, Inc. 41 S Rio Grande Street Salt Lake City, UT 84101 United States of America Attention: Investor Relations investor@recursion.com +1 (385) 269-0203	Exscientia plc The Schrödinger Building Oxford Science Park Oxford OX4 4GE United Kingdom Attention: Investor Relations investors@exscientia.ai
Innisfree M&A Incorporated Recursion’s proxy solicitor Telephone: +1 (877) 750-0537	Campaign Management Exscientia’s proxy solicitor Telephone: +1 (888) 725-4553
THIS JOINT PROXY STATEMENT IS DATED AS OF THE DATE ON THE COVER HEREOF. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS JOINT PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE AND THE MAILING OF THIS JOINT PROXY STATEMENT TO RECURSION STOCKHOLDERS AND EXSCIENTIA SHAREHOLDERS DOES NOT CREATE ANY IMPLICATION TO THE CONTRARY.

Annex A
TRANSACTION AGREEMENT
by and between
EXSCIENTIA PLC
and
RECURSION PHARMACEUTICALS, INC.
Dated as of
August 8, 2024

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TRANSACTION AGREEMENT
This TRANSACTION AGREEMENT (this “Agreement”), dated as of August 8, 2024, is by and between Recursion Pharmaceuticals, Inc. (“Parent”), a Delaware corporation, and Exscientia plc, a public limited company incorporated in England and Wales with registered number 13483814 (the “Company” and, together with Parent, the “Parties”). All capitalized terms used in this Agreement shall have the meanings ascribed to such terms in Annex A or as otherwise defined elsewhere in this Agreement.
WITNESSETH:
WHEREAS, the Parties intend that the entire issued and to be issued share capital of the Company be acquired by Parent (or, at Parent’s election, (a) in respect of any or all of the Residual Shares, Parent and (b) in respect of the Depositary Shares, the DR Nominee) by means of the Scheme of Arrangement on the terms and subject to the conditions set out in this Agreement (such transaction or, if the Parties are implementing the Offer in accordance with Section 8.06, the transactions contemplated by the Offer, in either case, the “Transaction”);
WHEREAS, the United Kingdom City Code on Takeovers and Mergers (the “Takeover Code”) does not apply to the Company or the transactions contemplated by this Agreement;
WHEREAS, the board of directors of the Company (the “Company Board”) has (a) unanimously resolved that the entry by the Company into this Agreement, and the implementation of the Transaction and the Scheme of Arrangement, is fair to and in the best interests of the Company for the benefit of the Company Shareholders as a whole, (b) approved the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, including the Transaction and the Scheme of Arrangement, and (c) unanimously resolved to recommend that the Company Shareholders approve the Scheme of Arrangement at the Scheme Meeting and the passing of the Company Shareholder Resolution at the Company GM;
WHEREAS, the board of directors of Parent (the “Parent Board”) has (a) unanimously resolved that the entry by Parent into this Agreement and the implementation of the Transaction, including, subject to obtaining the Parent Stockholder Approval, the delivery to the Scheme Shareholders of Parent Common Stock in connection therewith, is in the best interests of Parent and the Parent Stockholders, and declared it advisable to enter into this Agreement and to consummate the transactions contemplated hereby, including the Transaction, (b) approved the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, including the Transaction, and (c) unanimously resolved to recommend that the Parent Stockholders approve the issuance of the Parent Common Stock contemplated by this Agreement for purposes of applicable rules and regulations of Nasdaq;
WHEREAS, concurrently with the execution of this Agreement, Parent has obtained binding commitments in support of the Transaction from certain shareholders of the Company who together hold or control, in the aggregate, approximately 51% of the total outstanding Company Ordinary Shares as of the date of this Agreement;
WHEREAS, concurrently with the execution of this Agreement, certain stockholders of Parent who together hold or control shares of Parent capital stock representing, in the aggregate, approximately 33% of the voting power of the total outstanding shares of Parent capital stock as of the date of this Agreement, have entered into voting agreements with the Company pursuant to which such stockholders have agreed to support the Transaction; and
WHEREAS, the Company and Parent desire to make certain representations, warranties, covenants and agreements specified herein in connection with this Agreement.
NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements contained herein, and intending to be legally bound hereby, the Company and Parent agree as follows:
ARTICLE I
THE TRANSACTION
Section 1.01   The Transaction.   At the Effective Time, upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the Laws of England and Wales, the Companies Act and the terms of the Scheme of Arrangement, Parent (or, at Parent’s election, (a) in respect of any or all of the Residual Shares, Parent and (b) in respect of the Depositary Shares, the DR Nominee) shall acquire the Scheme Shares pursuant to the Scheme of Arrangement. The Scheme Shares will be acquired fully paid, free from all Liens (other than transfer restrictions arising under applicable securities laws) and together with all rights at the Effective Time or thereafter attached or relating thereto, including voting rights and the right to receive and retain all dividends and other distributions (if any) and any other return of capital (whether by way of reduction of share capital or share premium account or otherwise) thereon.
Section 1.02   Closing.   Unless otherwise mutually agreed in writing between Parent and the Company, the closing of the Transaction (the “Closing”) shall occur as promptly as practicable (and in any event within two Business Days) following the satisfaction or (to the extent permitted by Applicable Law) waiver of the conditions set forth in Article IX (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of such conditions). The date on which the Closing actually occurs is referred to as the “Closing Date”. To the extent that documents and signatures are required to be executed or provided at the Closing such matters shall be dealt with by way of a virtual closing through electronic exchange of documents and signatures.
Section 1.03   Delivery of Court Order.   On the Closing Date, in connection with the Closing, the Company shall (a) deliver, or cause to be delivered, the Court Order to the Registrar of Companies in England and Wales and the Scheme of Arrangement shall become effective upon such delivery in accordance with its terms (the date and time of such delivery being the time that the Scheme of Arrangement shall become effective, herein referred to as the “Effective Time,” and such date on which the Scheme of Arrangement becomes effective is herein referred to as the “Effective Date”) and (b) deliver a copy of the Court Order to Parent together with appropriate evidence of the Effective Time.
Article II
TRANSFER OF SCHEME SHARES; DELIVERY OF EXCHANGE SHARES
Section 2.01   Transfer of Scheme Shares.
(a)   At the Effective Time, the Scheme Shares (including, for the avoidance of doubt, the Depositary Shares) shall be transferred from the Scheme Shareholders to Parent (or, at Parent’s election, (i) in respect of any or all of the Residual Shares, Parent and (ii) in respect of the Depositary Shares, the DR Nominee) in accordance with the provisions of this Agreement and the Scheme of Arrangement, and the Scheme Shareholders shall cease to have any rights with respect to the Scheme Shares, except their rights, in accordance with the terms of the Scheme of Arrangement, to receive, in exchange for each Scheme Share so transferred, the Share Deliverable. For the avoidance of doubt, the Parties acknowledge that, although the holders of Company ADSs are not Scheme Shareholders by virtue of their holdings of Company ADSs, the Depositary Shares are Scheme Shares to be transferred pursuant to the Scheme of Arrangement and accordingly, immediately following the Effective Time and as an indirect consequence of the Scheme of Arrangement, the holders of Company ADSs shall cease to have any rights with respect to Company ADSs except for the right to receive (in the case of certificated Company ADSs, in exchange for surrendering each Company ADS to the Depositary (or the Depositary Custodian)), an amount of Exchange Shares equal to the Share Deliverable (the “Per ADS Share Deliverable”) subject to the terms and conditions set forth in this Agreement, the Scheme of Arrangement and the Deposit Agreement. As soon as reasonably practicable after the Effective Time, and subject to the stamping of any relevant instruments of transfer (to the extent required), the register of members of the Company will be updated in accordance with this Agreement and the Scheme of Arrangement to reflect the transfer of the Scheme Shares as contemplated hereby and thereby.
(b)   Prior to the Closing, Parent shall appoint a commercial bank or trust company reasonably acceptable to the Company (the “Exchange Agent”) and enter into an exchange agent agreement with the Exchange Agent reasonably acceptable to the Company. At or as promptly as practicable following the Effective Time (and in any event no later than the Business Day following the Effective Time if the Company provides, by 9:00 a.m., New York City time, on the Effective Date, evidence that the Effective Time has occurred, or if the Company provides such evidence after 9:00 a.m., New York City time, on the Effective Date, no later than the second Business Day after such delivery), Parent shall procure the deposit with the Exchange Agent, for the benefit of the Scheme Shareholders, of certificates or, at Parent’s option, evidence of Exchange Shares in book-entry form representing the aggregate Share Deliverable. All shares deposited with the Exchange Agent pursuant to the preceding sentence (together with any securities or cash payable in respect of or deriving from such shares under Section 2.01(d) or Section 2.07(b)) shall hereinafter be referred to as the “Company Exchange Fund”. Parent agrees to make available, directly or indirectly, to the Exchange Agent from time to time as needed additional cash sufficient to pay any dividends or other distributions on the Exchange Shares to which relevant Scheme Shareholders are entitled pursuant to Section 2.01(d). No interest shall be paid or shall accrue for the benefit of Scheme Shareholders on the Share Deliverables. Notwithstanding anything to the contrary in this Section 2.01(b), all obligations of Parent with respect to deliverables required to be provided by Parent to the Exchange Agent in respect of the Depositary Shares shall be satisfied to the extent Parent provides such deliverables directly to the Depositary (or, to the extent that the Depositary is not itself the registered holder of the relevant Scheme Shares that underly Company ADSs, whichever nominee, custodian or other entity is the Scheme Shareholder in respect of such Scheme Shares (the “Depositary Custodian”)) pursuant to the procedures contemplated by Section 2.01(c).
(c)   Prior to the Closing, the Company and Parent shall establish procedures with the Depositary that are reasonably acceptable to the Company and Parent to ensure that (i) the Depositary (or the Depositary Custodian) shall promptly deliver the Per ADS Share Deliverables to each holder of a Company ADS (in the case of certificated Company ADSs, that has duly surrendered Company ADSs to the Depositary (or the Depositary Custodian)), (ii) (A) any funds payable to holders of Company ADSs in respect of dividends or other distributions payable with respect to Exchange Shares and (B) if reasonably practicable, unless other arrangements are reasonably acceptable to the Company and Parent, the right of holders of Company ADSs to receive cash in lieu of fractional shares from the Depositary or the Depositary Custodian, shall each be treated, as closely as reasonably possible, in the same manner as provided under Section 2.01(d), Section 2.01(e) or Section 2.07(b)(i), as applicable, and (iii) if reasonably practicable, the Share Deliverables in respect of the Depositary Shares will be delivered directly by Parent to the Depositary rather than through the Exchange Agent. If reasonably deemed necessary by the Parties in furtherance of the establishment of such procedures, the Company shall enter into one or more amendments to the Deposit Agreement that are reasonably acceptable to the Depositary, the Company and Parent, and the Parties shall deliver any certificates and opinions of counsel reasonably requested by the Depositary in connection therewith. The Company ADS holders will bear all fees, charges and expenses that they are required to bear under the Deposit Agreement in connection with the Transaction and the other transactions contemplated hereby, the cancellation of the Company ADSs and the receipt of the Per ADS Share Deliverables. No interest will be paid or accrued on any amount payable in respect of the Company ADSs.
(d)   Parent shall pay, or cause to be paid, without interest, to the Exchange Agent to be held in the Company Exchange Fund, the aggregate amount of all dividends or other distributions payable with respect to the Exchange Shares (other than the Exchange Shares to be delivered to the Depositary (or the Depositary Custodian) to the extent such Exchange Shares are delivered directly to the Depositary (or the Depositary Custodian) by Parent rather than through the Exchange Agent), with a record date on or after the Effective Time and prior to the time of the delivery of the Exchange Shares by the Exchange Agent to the Scheme Shareholders entitled to the Share Deliverable. Subject to Applicable Law, the Exchange Agent shall deliver to the relevant Scheme Shareholders entitled to the Share Deliverable, without interest, such dividends and distributions held in the Company Exchange Fund (i) with respect to all such dividends or distributions with a payment date at or prior to the delivery of the Exchange Shares pursuant to the Scheme of Arrangement, at the time of delivery of the Exchange Shares to such Scheme Shareholders, and (ii) with respect to all such dividends or distributions with a payment date after the delivery of the Exchange Shares pursuant to the Scheme of Arrangement, at the appropriate payment date.
(e)   Any portion of the Company Exchange Fund which has not been transferred to the holders of Scheme Shares within twelve months of the Closing Date shall be delivered to Parent or its designee(s) promptly upon demand by Parent (it being understood that no such delivery shall affect any legal right that a Scheme Shareholder may have to receive the Share Deliverables), and thereafter such Scheme

Shareholders shall be entitled to look only to Parent for, and Parent shall remain liable for, payment of their claims for the Share Deliverables pursuant to the provisions of this Article II.
(f)   To the fullest extent permitted by Applicable Law, none of Parent, any member of the Parent Group, any DR Nominee, the Company, the Exchange Agent, the Depositary (or the Depositary Custodian) or any other Person acting as agent for, or otherwise at the direction of, any of the foregoing Persons, including any of their respective Affiliates, directors, officers or employees, will be liable to the Company, Scheme Shareholders or any other Person in respect of the Share Deliverables (or dividends or distributions with respect thereto) from the Company Exchange Fund or any other cash or property delivered to a public official pursuant to any applicable abandoned property, escheat or similar Applicable Laws.
Section 2.02   Delivery of Exchange Shares.
(a)   Subject to and in exchange for the transfer of the Scheme Shares pursuant to Section 2.01 and the Scheme of Arrangement, as soon as reasonably practicable following the Effective Time (and in any event, in accordance with the Scheme of Arrangement, no later than the Business Day following the Effective Time if the Company provides, by 9:00 a.m., New York City time, on the Effective Date, evidence that the Effective Time has occurred, or if the Company provides such evidence after 9:00 a.m., New York City time, on the Effective Date, no later than the second Business Day after such delivery), Parent shall, in accordance with the Scheme of Arrangement and subject to the terms and conditions thereof and subject to Section 2.02(b) and Section 2.07, procure the delivery of, for each Scheme Share, 0.7729 Exchange Shares (the “Share Deliverable” or the “Share Consideration” and the ratio that an Exchange Share bears to each Scheme Share being the “Exchange Ratio”), to the Scheme Shareholders, fully paid, non-assessable and free from all Liens (other than transfer restrictions arising under applicable securities laws or Liens imposed by the applicable Scheme Shareholder).
(b)   If, between the date of this Agreement and the Effective Time, the outstanding Company Ordinary Shares or Parent Common Stock shall have been changed to, or exchanged for, a different number or class of shares or securities by reason of any stock dividend, bonus issue, scrip dividend, subdivision, reorganization, merger, consolidation, reclassification, redesignation, recapitalization, share split, reverse share split, combination or exchange of shares, or a stock or scrip dividend shall be declared with a record date within such period, or any similar event shall have occurred (or if the number of Company Ordinary Shares represented by each Company ADS shall have been changed pursuant to the Deposit Agreement), then the Exchange Ratio (and/or the Per ADS Share Deliverable), as applicable, shall be appropriately adjusted to provide to Parent and the Scheme Shareholders the same economic effect as contemplated by this Agreement prior to such event; provided that nothing in this Section 2.02(b) shall be construed to permit the Company to take any action with respect to its securities that is prohibited by Section 6.01 or the other terms of this Agreement or permit Parent to take any action with respect to its securities that is prohibited by Section 7.01 or the other terms of this Agreement.
Section 2.03   Company Long Term Incentive Awards.
(a)   At the Effective Time, each Company Share Option that is outstanding and unexercised as of immediately prior to the Effective Time (whether vested or unvested and whether in- or out-of-the money and whether market or nil priced and whether subject to time-based vesting conditions, performance-based vesting conditions, or a combination thereof) and that is held by a Continuing Service Provider: (each, an “Assumed Company Option”) shall, automatically by virtue of the Transaction and without further action on the part of the holder thereof at the time of the Closing, cease to represent a right to acquire Company ADSs or Company Ordinary Shares, as applicable, underlying such Assumed Company Option and be converted into an option to acquire shares of Parent Common Stock (each such option, a “Parent Option”) on the same terms and conditions (including applicable vesting, exercise and expiration provisions, and subject to the Company Retention Plan) as applied to such Assumed Company Option immediately prior to the Effective Time; provided that: (i) the number of shares of Parent Common Stock subject to each Parent Option shall be determined by multiplying: (A) the number of Company ADSs or Company Ordinary Shares, as applicable, underlying such Assumed Company Option immediately prior to the Effective Time; by (B) the Exchange Ratio, and rounding such product down to the nearest whole share; and (ii) the per share exercise price for the Parent Common Stock issuable upon exercise of each Parent Option shall be determined by dividing: (A) the per share exercise price of such Assumed Company Option immediately prior to the Effective Time; by (B) the Exchange Ratio, and rounding such quotient up to the nearest whole cent; provided further that to the extent an Assumed Company Option is subject to performance-vesting conditions, (x) such performance-vesting conditions shall be deemed achieved at the greater of (1) the target level of achievement of all relevant performance goals in accordance with the applicable award agreement relating thereto or (2) the actual level of achievement of all relevant performance goals against target as of the Company’s fiscal quarter-end immediately pre ceding the Closing in accordance with the applicable award agreement relating thereto and only that portion of such Company Option shall become a Parent Option and (y) the remaining portion of such Assumed Company Option, if any, shall be immediately forfeited without payment therefor, not become a Parent Option, and not be eligible for payment under Section 2.03(b). Notwithstanding anything herein to the contrary, the exercise price of each Parent Option, the number of shares of Parent Common Stock issuable pursuant to each Parent Option and the terms and conditions of each Parent Option shall in all events be determined, to the extent applicable to the Parent Option, in compliance with (1) Section 409A of the Code, in the case of any Assumed Company Options that are subject to Section 409A, (2) Section 424(a) of the Code, in the case of any Assumed Company Option that qualifies as an “incentive stock option” within the meaning of Section 422 of the Code, (3) Schedule 4, ITEPA in the case of any Assumed Company Option that is a CSOP Option or (4) Schedule 5, ITEPA in the case of any Assumed Company Option that is an EMI Option.
(b)   At the Effective Time, each Company Share Option that is outstanding and unexercised as of immediately prior to the Effective Time and is not an Assumed Company Option (which, for the avoidance of doubt, includes each Company Share Option that is held by any Person who is not a Continuing Service Provider) shall, automatically by virtue of the Transaction and without further action on the part of the holder thereof, be canceled and converted into the right to receive a number of shares of Parent Common Stock (rounded down to the nearest whole share of Parent Common Stock) equal to (i) the product of (A) the number of Company ADSs or Company Ordinary Shares, as applicable, underlying the portion of such Company Share Option that is vested (including vesting pursuant to the Company Retention Plan) as of immediately prior to the Effective Time, multiplied by (B) the Exchange Ratio, less (ii) a number of shares of Parent Common Stock equal to the quotient obtained by dividing (A) the sum of the aggregate per share exercise price of such Company Share Option plus applicable Tax withholding amount and other authorized deductions arising from the treatment of the Company Stock Options pursuant to this Section 2.03(b), by (B) the Parent Stock Price; provided further that to the extent a Company Share Option under this Section 2.03(b) is subject to performance-vesting conditions, (x) such performance-vesting conditions shall be deemed achieved at the greater of (1) the target level of achievement of all relevant performance goals in accordance with the applicable award agreement relating thereto or (2) the actual level of achievement of all relevant performance goals against target as of the Company’s fiscal quarter-end immediately preceding the Closing in accordance with the applicable award agreement relating thereto and only that portion of such Company Share Option shall become eligible for treatment under this Section 2.03(b) and (y) the remaining portion of such Company Share Option, if any, shall be immediately forfeited without payment therefor. For the avoidance of doubt, at the Effective Time, each Company Share Option that is not an Assumed Company Option and that is outstanding, unexercised, and unvested as of immediately prior to the Effective Time shall be canceled (solely with respect to such unvested portion) without the payment of any consideration therefor.
(c)   At the Effective Time, each award of Company RSUs (whether subject to time-based vesting conditions, performance-based vesting conditions, or a combination thereof) that is outstanding and unvested as of immediately prior to the Effective Time and that is held by a Continuing Service Provider (each such Company RSU, an “Assumed Company RSU”) shall, automatically by virtue of the Transaction and without further action on the part of the holder thereof, cease to represent a right to acquire Company ADSs, or Company Ordinary Shares, as applicable, underlying such award of Assumed Company RSUs and be converted into an award of restricted stock units covering shares of Parent Common Stock (a “Parent RSU”) on the same terms and conditions (including applicable vesting provisions, and subject to the Company Retention Plan, and once vested, each award of Parent RSUs will be settled only in shares of Parent Common Stock) as applied to such award of Assumed Company RSUs immediately prior to the Effective Time; provided that the number of shares of Parent Common Stock subject to each such award of Parent RSUs shall be determined by multiplying: (i) the number of Company ADSs or Company Ordinary Shares, as applicable, underlying such award of Assumed Company RSUs immediately prior to the Effective Time; by (ii) the Exchange Ratio, and rounding such product down to the nearest whole share; provided further that to the extent an award of Assumed Company RSUs is subject to performance-vesting conditions, (x) such performance-vesting conditions shall be deemed achieved at the greater of (1) the target level of achievement of all relevant performance goals in accordance with the applicable award agreement relating thereto or (2) the actual level of achievement of all relevant performance goals against target as of the Company’s fiscal quarter-end immediately preceding the Closing in accordance with the applicable award agreement relating thereto and only that portion of such award of Assumed Company RSUs shall become an award of Parent RSUs and (y) the remaining portion of such award of Assumed Company RSUs shall be immediately forfeited without payment therefor, not become Parent RSUs, and not be eligible for payment under Section 2.03(d).
(d)   At the Effective Time, each award of Company RSUs (whether subject to time-based vesting conditions, performance-based vesting conditions, or a combination thereof) that is outstanding as of immediately prior to the Effective Time and is not an Assumed Company RSU (which, for the avoidance of doubt, includes each vested Company RSU that is held by a Continuing Service Provider and each Company RSU that is held by a Person who is not a Continuing Service Provider) shall, automatically by virtue of the Transaction and without further action on the part of the holder thereof, be canceled and converted into the right to receive a number of shares of Parent Common Stock (rounded down to the nearest whole share of Parent Common Stock) equal to (i) the product of (A) the number of Company ADSs or Company Ordinary Shares, as applicable, underlying the portion of such Company RSU award that is vested immediately prior to the Effective Time and (B) the Exchange Ratio, less (ii) a number of shares of Parent Common Stock equal to the quotient obtained by dividing (A) the applicable Tax withholding amount and other authorized deductions arising from the treatment of the Company RSUs pursuant to this Section 2.03(d), by (B) the Parent Stock Price; provided that to the extent an award of Company RSUs under this Section 2.03(d) is subject to performance-vesting conditions, (x) such performance-vesting conditions shall be deemed achieved at the greater of (1) the target level of achievement of all relevant performance goals in accordance with the applicable award agreement relating thereto or (2) the actual level of achievement of all relevant performance goals against target as of the Company’s fiscal quarter-end immediately preceding the Closing in accordance with the applicable award agreement relating thereto and only that portion of such award of Company RSUs shall become an award of Parent RSUs shall be eligible for the payment under this Section 2.03(d) and (y) the remaining portion of such award of Company RSUs, if any, shall be immediately forfeited without payment therefor. For the avoidance of doubt, at the Effective Time, each Company RSU that is not an Assumed Company RSU and that is outstanding and unvested as of immediately prior to the Effective Time shall be canceled (solely with respect to such unvested portion) without the payment of any consideration therefor.
(e)   Approval of the Company’s shareholders will be sought at the Company GM to amend the Articles so that any Company ADSs or Company Ordinary Shares, as applicable, issued or transferred after the Effective Date as a result of the vesting or exercise of any Company RSU or Company Share Option will automatically be transferred to, or to the order of, Parent in exchange for the provision by Parent of the same consideration payable per Section 2.01.
(f)   Parent and the Company shall each take, or procure the taking of, all actions necessary and within their power, as applicable, to provide for the treatment of Company Shares Options and Company RSUs as set forth in the foregoing provisions of this Section 2.03 and Parent and the Company shall cooperate regarding the form and terms of the communications to be made and dispatched to the holders of Company Share Options and Company RSUs setting out the treatment of Company Share Options and Company RSUs in connection with the Scheme of Arrangement.
(g)   As promptly as reasonably practicable following the Effective Time, Parent shall, or shall cause its Subsidiaries to, file an effective registration statement with respect to the shares of Parent

Common Stock subject to the Parent Options and Parent RSUs. Parent shall, or shall cause its Subsidiaries to, use commercially reasonable efforts to maintain the effectiveness of such registration statement or statements for so long as such Parent Options and Parent RSUs remain outstanding.
Section 2.04   Withholding Rights.   Parent, any member of the Parent Group, any Affiliates of any member of the Parent Group, any DR Nominee, the Exchange Agent and any other Person shall be entitled to deduct and withhold from any amount payable pursuant to this Agreement or the Scheme of Arrangement (including the Share Deliverables) such amounts, if any, as it is required to deduct and withhold with respect to the making of such payment under the Code, the rules and regulations promulgated thereunder, or any other Applicable Law. To the extent that amounts are so deducted and withheld, such deducted and withheld amounts (a) shall be remitted to the applicable Governmental Authority, if required by Applicable Law; and (b) shall be treated for all purposes of this Agreement and the Scheme of Arrangement as having been paid to the person in respect of which such deduction and withholding was made.
Section 2.05   Company and Parent Actions Prior to and at the Closing.
(a)   On or prior to the Closing, the Company shall procure that a meeting of the Company Board is held at which resolutions are passed, conditional upon the delivery of the Court Order to the Registrar of Companies in England and Wales (and effective as of the Effective Time), approving:
(i)   the resignation of such directors of the Company (and, if required by Parent, the Company secretary) as Parent shall determine from the Company Board (or as the Company secretary); and
(ii)   the appointment of such persons as Parent shall determine as the directors of the Company (and, if required by Parent, as the Company secretary).
(b)   To the extent such resigning director of the Company (and, if required by Parent, the secretary of the Company) also sits on the board of directors or governing body of any of the Company’s Subsidiaries, on or prior to the Closing, the Company shall procure that a meeting of the board of directors or other governing body of such Subsidiary is held at which resolutions are passed, conditional upon the delivery of the Court Order to the Registrar of Companies in England and Wales (and effective as of the Effective Time), providing for the resignation of such Person from the board of directors or governing body of such Subsidiary.
(c)   On the Closing Date, the Company shall deliver to Parent a letter of resignation (in customary form) from (or evidence of the removal of) each director or secretary who is to resign in accordance with Section 2.05(a)(i) (provided, that the delivery thereof shall not be a condition to the Closing).
(d)   Prior to the Effective Time and effective as of the Effective Time, Parent shall appoint two (2) members of the Company Board, as of the date hereof, to the Parent Board (the “Company Directors”). One Company Director shall be assigned to Class II of the Parent Board, and the other Company Director shall be assigned to Class III of the Parent Board. The Company Directors shall be selected by the Company, subject to Parent’s approval in compliance with the fiduciary duties under Applicable Law of the Parent Board, prior to the time of the initial filing of the Proxy Statement with the SEC; provided, however, that if either such Company-selected directors become unable or unwilling to serve on the Parent Board, then the Company may select prior to the Effective Time an alternative member of the Company Board who, subject to approval by Parent in compliance with the fiduciary duties under Applicable Law of the Parent Board, will be appointed to the Parent Board in the same class as the Company Director he or she is replacing effective as of the Effective Time.
Section 2.06   Further Assurances.   Subject to the terms and conditions of this Agreement and the Scheme of Arrangement, at any time before or after the Effective Time, Parent and the Company shall each execute any further instruments, deeds, documents, conveyances, assignments or assurances and do all other things reasonably necessary or desirable to consummate the Transaction and to carry out the intent and purposes of this Agreement.

Section 2.07   No Fractional Shares.
(a)   No fractional Exchange Shares shall be delivered to Scheme Shareholders in connection with the Scheme of Arrangement or otherwise in connection with this Agreement, and no certificates or scrip for any such fractional shares shall be issued.
(b)   Any fraction of an Exchange Share to which (i) any Scheme Shareholder other than the Depositary (or the Depositary Custodian) would otherwise be entitled will be aggregated and sold in the market by the Exchange Agent as soon as reasonably practicable following the Closing Date and such Scheme Shareholder shall be paid in cash, after the Closing Date, with the net proceeds of the sale (after the deduction of the expenses of the sale (including any Tax and amounts in respect of irrecoverable VAT payable thereon), without interest and subject to any required Tax withholding in accordance with Section 2.04) in due proportion to the fractional shares to which they would otherwise have been entitled, and (ii) the Depositary (or the Depositary Custodian) would otherwise be entitled will be substituted with a direct cash payment to the Depositary (or the Depositary Custodian), representing the Depositary’s entitlement to a fractional Exchange Share valued using the opening price on Nasdaq of a share of Parent Common Stock on the Effective Date. The Parties acknowledge that payments above in lieu of fractional Exchange Shares were not separately bargained-for consideration but merely represent mechanical rounding off for purposes of avoiding the expense and inconvenience to Parent that would otherwise be caused by the delivery of fractional shares of Exchange Shares.
Article III
IMPLEMENTATION OF THE SCHEME; PROXY STATEMENT; SHAREHOLDER AND STOCKHOLDER MEETINGS
Section 3.01   Preparation and Delivery of the Joint Proxy Statement.
(a)   The Company and Parent shall cooperate to, as promptly as practicable following the date hereof (with the Parties using their respective commercially reasonable efforts to do so within forty-five (45) days after the date hereof) prepare and file with the SEC, in accordance with Applicable Law, the Company Organizational Document and the Parent Organizational Documents, as applicable, joint proxy materials, in preliminary form, consisting of (i) a proxy statement of the Company relating to the Company Shareholder Meetings, which shall, among other customary items, contain and set out the terms and conditions of the Scheme of Arrangement, the explanatory statement required by section 897 of the Companies Act and the notices convening the Scheme Meeting and the Company GM, and (ii) a proxy statement of Parent relating to the matters to be submitted to the holders of Parent capital stock (the “Parent Stockholders”) at a meeting of the stockholders of Parent (the “Parent Stockholder Meeting”) to approve the issuance of shares of Parent Common Stock contemplated by this Agreement for purposes of applicable rules and regulations of Nasdaq (the “Parent Share Issuance”) (such joint proxy materials, including any amendment or supplement thereto, the “Proxy Statement,” and such matters within the Proxy Statement that relate to the Scheme of Arrangement, the “Scheme Document Annex”).
(b)   The Company shall, as soon as reasonably practicable following the date hereof (with the Company using its commercially reasonable efforts to do so within forty-five (45) days after the date hereof, except to the extent the Company is unable to do so due to Parent’s failure to comply with its obligations under this Article III), prepare a draft of any other documentation which is to be filed, published and/or mailed in connection with the Scheme Document Annex (including the forms of proxy for use by the Company Shareholders at the Company GM and by the Scheme Shareholders at the Scheme Meeting (the “Forms of Proxy”)) (collectively the “Ancillary Scheme Documentation”).
(c)   If either the Company or Parent determine that it is required pursuant to Applicable Law to file any document other than the Proxy Statement with the SEC in connection with the Transaction (such document, as amended or supplemented, an “Other Required Filing”), the Parties shall cooperate to promptly prepare and file such Other Required Filing with the SEC.
(d)   The Company and Parent shall each use their respective reasonable best efforts to cause the Proxy Statement (including the Scheme Document Annex), the Ancillary Scheme Documentation and

any Other Required Filing (and, in each case, any amendment or supplement thereto) (together, the “Transaction Documentation”) to comply in all material respects with Applicable Law (including the Companies Act and any applicable rules and regulations of the SEC and Nasdaq) and have the Proxy Statement clear any SEC review and file the Proxy Statement in definitive form as promptly as practicable after the initial filing thereof (and completion of any SEC review) and shall each use their respective reasonable best efforts to cause the Proxy Statement (including the Scheme Document Annex) and Forms of Proxy (together with any other Ancillary Scheme Documentation to be mailed) to be mailed to the Company Shareholders and the Parent Stockholders as promptly as reasonably practicable after the Parties learn that the preliminary Proxy Statement will not be reviewed or that the SEC staff has no further comments thereon and the Court approves the convening of the Scheme Meeting.
(e)   Neither Party shall file, publish or mail any Transaction Documentation or respond to any requests or comments of the SEC with respect thereto without the prior written consent of the other Party (which shall not be unreasonably withheld, conditioned or delayed) and without affording the other Party reasonably sufficient time to consider the Transaction Documentation and shall take into consideration in good faith all comments reasonably proposed by the other Party, or respond to any request or comment or requirement from the Court in respect of the Transaction Documentation or the Court Documentation (save in respect of a requirement that is, in the Company’s King’s Counsel reasonable view, minor, technical or administrative nature which is not materially adverse to the interests of Parent) without having provided the other Party with reasonable opportunity to comment on any such response so far as it is able and having taken into consideration in good faith all comments reasonably proposed by the other Party (provided in the case of any comment or request at a Court hearing at which Parent or its Representatives have attended such Court hearing in person, the oral consent of Parent or any such Representative shall suffice), except that no such consent, consultation or consideration shall be required (i) with respect to disclosure regarding a Company Adverse Recommendation Change made in accordance with Section 6.02 or (ii) with respect to disclosure regarding a Parent Adverse Recommendation Change made in accordance with Section 7.02.
(f)   Each Party shall advise the other Party promptly after it receives any oral or written request by the SEC or the Court (outside a Court hearing at which Parent or its Representative are present in person)) for amendment of any of the Transaction Documentation or the Court Documentation or comments thereon and responses thereto or requests by the SEC or Court (outside a Court hearing at which Parent or its Representative are present in person)) for additional information, and promptly provide Parent with copies of any written communication from the SEC or the Court or any state securities commission and use reasonable best efforts to respond as promptly as practicable to any comments, responses or requests by the SEC or the Court with respect to the Transaction Documentation and the Court Documentation. Each Party shall, as promptly as reasonably practicable, notify the other Party of any matter of which it becomes aware which would reasonably be expected to prevent, materially delay or materially impede the filing, publication or mailing of any Transaction Documentation.
Section 3.02   Responsibilities of the Parties in Respect of the Scheme of Arrangement and the Company Shareholder Meetings.
(a)   The Company shall:
(i)   provide Parent with drafts of any further documents, witness statements, affidavits or evidence to be submitted to the Court in relation to the Scheme of Arrangement (the “Court Documentation”);
(ii)   afford Parent reasonably sufficient time to consider all Court Documentation and take into consideration all comments reasonably proposed by Parent, other than comments regarding a Company Adverse Recommendation Change made in accordance with Section 6.02;
(iii)   notwithstanding Parent’s right to instruct a barrister in connection with the Scheme of Arrangement, provide Parent and its advisors with reasonable detail of all advice provided to the Company by the King’s Counsel instructed by the Company for the purpose of implementing the Scheme of Arrangement and in which Parent has a legitimate interest to the extent that (i) such advice is in respect of the implementation of the Scheme of Arrangement; (ii) such advice does not relate to a matter where there is a conflict of interests between any of the Parties; and (iii) disclosure of such advice could not reasonably be expected to be prejudicial to the Company or any of its directors, officers employees, or members or to result in the waiver of any attorney client or other legal privilege in respect of such advice;
(iv)   Parent shall be entitled to instruct a barrister in connection with the Scheme (“Parent Counsel”) and the Company shall have regard in good faith to any advice provided to Parent by the Parent Counsel in respect of the implementation of the Scheme and inform Parent of any differing advice from its own barrister and discuss in good faith any proposed deviation from the advice from the Parent Counsel (it being acknowledged that there is no requirement to reach a resolution);
(v)   consult in good faith with Parent in relation to the determination of relevant classes in relation to the Scheme of Arrangement;
(vi)   as promptly as reasonably practicable, notify Parent of any matter of which it becomes aware which would reasonably be expected to prevent, materially delay or materially impede the filing, publication or mailing of any Court Documentation;
(vii)   as promptly as reasonably practicable, make all necessary applications to the Court in connection with the implementation of the Scheme of Arrangement (including applying to the Court for directions to convene the Scheme Meeting and settling with the Court the Court Documentation, the Forms of Proxy (and, to the extent applicable, any other Transaction Documentation) and taking such other steps as may be required or desirable in connection with such application, in each case as promptly as reasonably practicable), and use its reasonable best efforts so as to ensure that such matters are dealt with as promptly as practicable in order to facilitate the dispatch of the relevant Transaction Documentation to the Company Shareholders as soon as practicable following the date hereof;
(viii)   procure the publication of the advertisements required by Applicable Law and dispatch of the relevant Transaction Documentation to the Company Shareholders on the register of members of the Company on the record date and time established by the Company (in accordance with Applicable Law and, in respect of the Scheme Meeting, with the consent of the Court) as promptly as reasonably practicable after the direction of the Court to dispatch such documents has been obtained, and thereafter shall file, publish and/or mail such other documents and information as the Court may approve or direct from time to time in connection with the implementation of the Scheme of Arrangement in accordance with Applicable Law (and the Company shall consult with Parent as with respect thereto and shall afford Parent reasonably sufficient time to consider such documents and information and shall take into consideration in good faith all comments reasonably proposed by Parent, except that no such consultation or consideration shall be required with respect to disclosure regarding a Company Adverse Recommendation Change made in accordance with Section 6.02) as promptly as reasonably practicable after the approval or direction of the Court to file, publish or mail such documents and information has been given;
(ix)   unless the Company Board has effected a Company Adverse Recommendation Change in accordance with Section 6.02, procure that the Proxy Statement (and the Scheme Document Annex) includes the Company Board Recommendation;
(x)   include in the Proxy Statement (and the Scheme Document Annex) notices convening the Scheme Meeting and the Company GM to be held immediately following the Scheme Meeting to consider and, if thought fit, approve the Company Shareholder Resolution;
(xi)   establish a record date and time for and convene and hold the Scheme Meeting and the Company GM as soon as reasonably practicable following the date of this Agreement and such that, subject only to Section 3.03, the Scheme Meeting and the Company GM are convened for the date that is as soon after the date of the dispatch of the relevant Transaction Documentation as is reasonably practicable and permissible under Applicable Law and the Company Organizational

Document (and, in any event, use commercially reasonable efforts to do so by no later than the date falling 40 calendar days after the dispatch of the Proxy Statement (including the Scheme Document Annex)), in each case subject to Section 3.02(a)(xiv), and use commercially reasonable efforts to ensure that the Scheme Meeting and the Company GM are convened, held and conducted in compliance with this Agreement, the Company Organizational Document and Applicable Law (including, where relevant, the directions of the Court);
(xii)   permit a reasonable number of Representatives of Parent to attend and observe the Scheme Meeting and the Company GM and, unless the Court otherwise directs, to attend and observe each hearing of the Court;
(xiii)   keep Parent informed on a reasonably regular basis, during the period between the dispatch of the Transaction Documentation to the Company Shareholders and the date of the Company Shareholder Meetings, of any changes to the register of members of the Company which the Company reasonably considers are likely to impact adversely the satisfaction of the “majority in number” requirement for the Company Shareholder Approval of the Scheme of Arrangement as required by section 899 of the Companies Act of the number of valid proxy votes received in respect of resolutions to be proposed at the Scheme Meeting and the Company GM (with the number of valid proxy votes for, against and withheld being separately identified in respect of each resolution), and in any event provide such number and details as soon as reasonably practicable following a request by Parent or its Representatives and, unless the Company Board has effected a Company Adverse Recommendation Change in accordance with Section 6.02, use reasonable best efforts to obtain the Company Shareholder Approvals and conduct any proxy solicitation exercise and undertake any other steps as may reasonably be requested by any member of the Parent Group to assist in obtaining the Company Shareholder Approvals;
(xiv)   except as required by Applicable Law or the Court, not postpone or adjourn the Scheme Meeting or the Company GM; provided, however, that the Company may, without the consent of Parent and only in accordance with the Company Organizational Document, Applicable Law and, if relevant, the consent of the Court, adjourn or postpone the Scheme Meeting and/or the Company GM (A) in the case of adjournment, if requested by the Company Shareholders (on a poll) to do so, provided that the adjournment resolution was not proposed, procured or instigated by or on behalf of the Company or any of its officers, directors, employees, agents or other Representatives acting on the Company’s behalf or at the Company’s direction, (B) to the extent necessary to ensure that any required (or, as determined by the Company Board acting reasonably and in good faith after consulting with outside counsel and having first consulted with Parent, advisable) supplement or amendment to the Proxy Statement or Scheme Document Annex is provided to the Company Shareholders or to permit dissemination of information which is material to the Company Shareholders voting at the Company Shareholder Meetings, with such postponement or adjournment to extend for no longer than the period that the Company Board determines in good faith (after consulting with outside counsel) is reasonably necessary or (having first consulted with Parent) advisable to give the Company Shareholders sufficient time to evaluate any such disclosure or information so provided or disseminated (provided, that no such postponement or adjournment under this clause (B) may be to a date that is after the tenth Business Day after the date of such disclosure or dissemination other than to the extent required by Applicable Law), (C) if, as of the time for which the Scheme Meeting or the Company GM is scheduled (as set forth in the Scheme Document Annex), there are insufficient Company Ordinary Shares or Scheme Shares (as applicable) represented (either in person or by proxy) to constitute a quorum necessary to conduct the business of the Scheme Meeting or the Company GM, but only until a meeting can be held at which there are a sufficient number of Company Ordinary Shares or Scheme Shares (as applicable) represented to constitute a quorum, or (D) to solicit additional proxies for the purpose of obtaining the Company Shareholder Approvals, but only until a meeting can be held at which there are sufficient number of votes of the Company Shareholders or Scheme Shareholders (as applicable) to obtain the relevant Company Shareholder Approvals (provided, that no such postponement or adjournment pursuant to the foregoing clauses (C) or (D) may be for a period of more than ten Business Days on any single occasion or, on any occasion, to a date after the earlier of (x) 30 Business Days after the date on which the Scheme Meeting or the Company GM were originally scheduled, as applicable, and (y) 15 Business Days before the End Date);
(xv)   not propose any matters to be voted on at the Scheme Meeting or the Company GM other than the matters contemplated by this Agreement in connection with the Company Shareholder Approvals (and matters of procedure and matters required by or advisable under Applicable Law to be voted on by the Company Shareholders in connection therewith);
(xvi)   not withdraw the Scheme of Arrangement or allow it to lapse without the prior written consent of Parent;
(xvii)   once approved by Parent and the Court, not seek (by application to the Court or otherwise) to: (A) revise the Scheme Document Annex or this Agreement; or (B) amend the terms of the Transaction without the prior written agreement of Parent;
(xviii)   not (unless required by the Court) make any application to the Court for or agree to an extension of time in connection with, or to any variation, amendment, withdrawal or nonenforcement (in whole or in part) of, the Scheme of Arrangement without the prior written consent of Parent (such consent not to be unreasonably withheld, conditioned or delayed);
(xix)   following the Company Shareholder Meetings, if the Company Shareholder Approvals have been obtained and all other conditions set forth in Article IX are satisfied or (to the extent permitted by Applicable Law) waived (other than (A) those conditions that by their nature are to be satisfied at the Closing (but subject to those conditions being able to be satisfied or having been waived) and (B) the conditions set forth in Section 9.01(b), take all necessary steps on the part of the Company, including to prepare and issue, serve and lodge all such court documents as are required, to seek the sanction of the Court to the Scheme of Arrangement as promptly as practicable thereafter; provided that the Company shall be permitted to make honest and complete disclosure to the Court at the hearing to sanction the Scheme of Arrangement as required by Applicable Law;
(xx)   give such undertakings as are required by the Court in connection with the Scheme of Arrangement;
(xxi)   promptly provide Parent with a certified copy of the resolution passed at the Scheme Meeting, the Company Shareholder Resolution passed at the Company GM and of each order of the Court (including the Court Order) once obtained, and shall, following the receipt of the Court Order, not take any action to amend, modify, rescind or terminate the Court Order and, consistent with the approval by the Company’s shareholders of the Company Shareholder Resolution deliver the Court Order to the Registrar of Companies in England and Wales on, or as promptly as practicable (and in any event within two Business Days) after, the date that the condition set forth in Section 9.01(b) is satisfied (it being acknowledged that in the event that the Company Shareholder Resolution is not approved by the Company’s shareholders at the Company Shareholder Meetings, it shall not be interpreted as a direction from the Company’s shareholders not to deliver the Court Order to the Registrar of Companies in England and Wales, and the Company shall proceed to do so unless (having taken external legal advice) doing so would reasonably be expected to be inconsistent with the Company Board’s fiduciary duties under Applicable Law); and
(xxii)   to the extent not covered by the foregoing clauses (a)(i) through (xxi) of this Section 3.02, use reasonable best efforts to cooperate fully and in good faith, and procure that its Subsidiaries and its and their respective Representatives cooperate in good faith, with the Parent Group and their respective Representatives in preparing the Transaction Documentation and Court Documentation, convening and holding the Company Shareholder Meetings and obtaining the sanction of the Court of the Scheme of Arrangement (including making such confirmations to the Court and otherwise engaging with the Court, and instructing its counsel to engage with the Court, in such manner as to obtain such sanction from the Court); provided that the Company shall be permitted to (x) make honest and complete disclosure to the Court at the hearing to sanction the Scheme of Arrangement as required by Applicable Law or (y) make a Company Adverse Recommendation Change in accordance with Section 6.02) as expeditiously as practicable.
Notwithstanding anything to the contrary in this Agreement, the obligations of the Company under this Article III shall continue in full force and effect following any Company Adverse Recommendation Change unless this Agreement is validly terminated in accordance with Article X or as expressly provided in this Section 3.02(a).
(b)   Parent shall:
(i)   instruct counsel to appear on its behalf at the Court Sanction Hearing, and undertake to the Court to be bound by the terms of the Scheme of Arrangement insofar as it relates to Parent and give such undertakings as are required by the Court as are reasonably necessary for the proper implementation of the Scheme of Arrangement, it being understood, for the avoidance of doubt, that this shall not oblige Parent to waive any of the conditions to Closing or treat them as satisfied;
(ii)   subject to the terms of this Agreement, afford all such prompt cooperation and assistance, and procure that each member of the Parent Group affords all such prompt cooperation and assistance, as may reasonably be requested by the Company in respect of the preparation and verification of any document required for the implementation of the Scheme of Arrangement or any other matter covered by Article III, including the prompt and timely provision to the Company of such information and confirmations relating to it, its Subsidiaries and any of its or their respective directors or employees as the Company may reasonably request (including for the purposes of preparing the Transaction Documentation and the Court Documentation); and
(iii)   to the extent not covered by the foregoing clauses (i) through (ii) of this Section 3.02(b), use reasonable best efforts to cooperate in good faith, and procure that its Subsidiaries and its and their respective Representatives cooperate in good faith, with the Company and its Representatives in preparing the Transaction Documentation and Court Documentation and convening and holding the Company Shareholder Meetings as expeditiously as reasonably practicable.
Section 3.03   Responsibilities of the Parties in Respect of the Parent Stockholder Meeting.
(a)   Parent shall:
(i)   establish a record date and time for and convene and hold the Parent Stockholder Meeting as soon as reasonably practicable following the date of this Agreement (and such that the Parent Stockholder Meeting is held for the date that is as soon after the date that the relevant Transaction Documentation is delivered to the Parent Stockholders as is reasonably practicable and permissible under Applicable Law and the Parent Organizational Documents (and, in any event, use commercially reasonable efforts to do so by no later than the date falling 40 calendar days after the Proxy Statement is delivered to the Parent Stockholders), in each case subject to Section 3.03(a)(iii)), and use commercially reasonable efforts to ensure that the Parent Stockholder Meeting is convened, held and conducted in compliance with this Agreement, the Parent Organizational Documents and Applicable Law;
(ii)   keep the Company informed on a reasonably regular basis, during the period between the delivery of the Proxy Statement to the Parent Stockholders and the date of the Parent Stockholder Meeting, of the number of valid proxy votes received in respect of the proposal to approve the Parent Share Issuance (with the number of valid proxy votes for, against and withheld being separately identified), and in any event provide such numbers as soon as reasonably practicable following a request by the Company or its Representatives and, unless the Parent Board has effected a Parent Adverse Recommendation Change in accordance with Section 7.02, use reasonable best efforts to obtain the Parent Stockholder Approval and conduct any proxy solicitation exercise and undertake any other steps as may reasonably be requested by the Company to assist in obtaining the Parent Stockholder Approval;
(iii)   except as required by Applicable Law, not postpone or adjourn the Parent Stockholder Meeting; provided, however, that Parent may, without the consent of the Company and only in accordance with the Parent Organizational Documents and Applicable Law, adjourn or postpone the Parent Stockholder Meeting (A) to the extent necessary to ensure that any required (or, as determined by the Parent Board acting reasonably and in good faith after consulting with outside counsel and having first consulted with the Company, advisable) supplement or amendment to the Proxy Statement is provided to the Parent Stockholders or to permit dissemination of information which is material to the Parent Stockholders voting at the Parent Stockholder Meeting, with such postponement or adjournment to extend for no longer than the period that the Parent Board determines in good faith (after consulting with outside counsel) is reasonably necessary or (having first consulted with the Company) advisable to give the Parent Stockholders sufficient time to evaluate any such disclosure or information so provided or disseminated (provided, that no such postponement or adjournment under this clause (A) may be to a date that is after the tenth Business Day after the date of such disclosure or dissemination other than to the extent required by Applicable Law), (B) if, as of the time for which the Parent Stockholder Meeting is scheduled (as set forth in the Proxy Statement), there are insufficient shares of Parent capital stock represented (either in person or by proxy) to constitute a quorum necessary to conduct the business of the Parent Stockholder Meeting, but only until a meeting can be held at which there are a sufficient number of shares of Parent capital stock represented to constitute a quorum, or (C) to solicit additional proxies for the purpose of obtaining the Parent Stockholder Approval, but only until a meeting can be held at which there are sufficient number of votes of the Parent Stockholders to obtain the Parent Stockholder Approval (provided, that no such postponement or adjournment pursuant to the foregoing clauses (B) or (C) may be for a period of more than ten Business Days on any single occasion or, on any occasion, to a date after the earlier of (x) 30 Business Days after the date on which the Parent Stockholder Meeting was originally scheduled and (y) 15 Business Days before the End Date); and
(iv)   not propose any matters to be voted on at the Parent Stockholder Meeting other than the matters contemplated by this Agreement in connection with the Parent Stockholder Approval (and matters of procedure and matters required by or advisable under Applicable Law to be voted on by the Parent Stockholders in connection therewith).
Notwithstanding anything to the contrary in this Agreement, the obligations of Parent under this Article III shall continue in full force and effect following any Parent Adverse Recommendation Change unless this Agreement is validly terminated in accordance with Article X or as expressly provided in clauses (i) through (iv) of this Section 3.03(a).
(b)   The Company shall:
(i)   subject to the terms of this Agreement, afford all such prompt cooperation and assistance, and procure that each of its Subsidiaries affords all such prompt cooperation and assistance, as may reasonably be requested by Parent in respect of the preparation and verification of any document required in connection with the Parent Stockholder Meeting and the Parent Stockholder Approval, including the prompt and timely provision to Parent of such information and confirmations relating to it, its Subsidiaries and any of its or their respective directors or employees as Parent may reasonably request (including for the purposes of preparing the Transaction Documentation), including, if required, pro forma financial statements satisfying the applicable requirements of Schedule 14A under the 1934 Act to be prepared by Parent;
(ii)    review and provide comments (if any) in a reasonably timely manner on all Transaction Documentation submitted to it;
(iii)   as soon as reasonably practicable, notify Parent of any matter of which it becomes aware which would reasonably be expected to prevent, materially delay or materially impede the filing, publication or mailing of any Transaction Documentation; and
(iv)   to the extent not covered by the foregoing clauses (i) through (ii) of this Section 3.03(b), use reasonable best efforts to cooperate in good faith, and procure that its Subsidiaries and its and their respective Representatives cooperate in good faith, with Parent and its Representatives in preparing the Transaction Documentation and convening and holding the Parent Stockholder Meeting as expeditiously as reasonably practicable.

Section 3.04   Mutual Provisions in Relation to the Scheme of Arrangement, the Company Shareholder Meetings and the Parent Stockholder Meeting.
(a)   If Parent or the Company acting reasonably considers that an amendment should be made to the provisions of the Scheme of Arrangement in order to implement the Transaction in as efficient a manner as practicable, it may notify the other Party and such Party shall be obliged to consider and negotiate, acting reasonably and in good faith, such amendment; provided that neither Party shall be required to consider or negotiate any amendment that would (i) prevent, materially delay or materially impede the Closing, (ii) alter or change the amount or nature of the Share Deliverables (including as to the ability of the Exchange Shares to be freely traded, other than as a result of the application of transfer restrictions arising under applicable securities laws) or (iii) adversely affect it or its shareholders in any material respect.
(b)   Notwithstanding anything to the contrary in this Agreement, the Parties shall cooperate to schedule, convene and hold the Scheme Meeting, the Company GM and the Parent Stockholder Meeting for the same date, it being understood and agreed that (i) in the event the Scheme Meeting or the Company GM is adjourned or postponed, Parent shall, in accordance with the Parent Organizational Documents, use its reasonable best efforts to adjourn or postpone the Parent Stockholder Meeting to the same date of the Scheme Meeting and the Company GM, as so adjourned or postponed and (ii) in the event the Parent Stockholder Meeting is adjourned or postponed, the Company shall, in accordance with the Company Organizational Document, use its reasonable best efforts to adjourn or postpone or the Company GM, and to the extent practicable and subject to the consent of the Court, the Scheme Meeting, to the same date of the Parent Stockholder Meeting, as so adjourned or postponed.
(c)   If, at any time prior to the receipt of the Company Shareholder Approvals and the Parent Stockholder Approval, the Company or Parent discover that any of the Transaction Documentation contains any misstatement of a material fact or omits to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the Party which discovers such information shall promptly notify the other Party, and, if such discovery is made prior to the receipt of the Company Shareholder Approvals and the Parent Stockholder Approval, as promptly as reasonably practicable thereafter the Parties shall file with the SEC and the Court, as applicable, any necessary amendment of, or supplement to, the Transaction Documentation and, to the extent required by Applicable Law, disseminate the information contained in such amendment or supplement to the Company Shareholders and the Parent Stockholders.
(d)   Each party shall: (i) notify the other as promptly as reasonably practicable, to the extent not prohibited by its confidentiality obligations, if it becomes aware of any concerns or issues raised by the shareholders or stockholders of the Company or Parent, as applicable, persons interested (or who may become interested) in securities relating to the Company or Parent or any third party in connection with or which may have an impact on the Transaction or the matters contemplated therein, in each case, to the extent such concerns or issues would have the effect of preventing, materially delaying or impeding the consummation of the Transaction or the other transactions contemplated by this Agreement; and (ii) reasonably consult with, and consider in good faith the reasonable views and requests of the other party in connection with addressing any such concerns or issues.
Section 3.05   Amendment of Scheme of Arrangement.
(a)   Subject to Section 3.04(b) and Section 3.04(c) below, except as required by Applicable Law (including, for the avoidance of doubt, the Court), following dissemination of the Proxy Statement in accordance with this Agreement, neither Party shall, other than with the prior written consent of the other Party, amend the Scheme of Arrangement.
(b)   Subject to Section 3.04(a), the Company and Parent agree to implement the Transaction (subject to obtaining the necessary shareholder votes) by way of a new, revised or renewed Scheme of Arrangement or, in accordance with Section 8.06, an Offer together with any revisions or amendments to the treatment of the Scheme Shareholders and proposals to holders of Company Shares Options (a “Technical Revision”), upon the occurrence of any of the following events:

(i)   after the Scheme Meeting has been held, in circumstances where the resolution referenced in clause (i) of the definition of “Company Shareholder Approvals” has not been lawfully passed due to a technical and/or procedural defect(s) relating to the Scheme of Arrangement being either: (A) that the provisions of the Companies Act have not been complied with including the composition of classes for the purposes of the Scheme Meeting; or (B) there is a blot on the Scheme (as per the decision of Mr. Justice Morgan in Re TDG [2009] 1 BCLC 445 at [29]) (each of (A) and (B) being a “Scheme Technical Defect”), which reasonably appears to be capable of remedy and/or rectification without having any material adverse commercial or financial impact for Parent in its judgment (acting reasonably having taken external legal advice) or the Company or its shareholders (in the Company’s judgment, acting reasonably having taken external legal advice);
(ii)   after the Company Shareholders’ Meeting has been held, in circumstances where the Company Shareholder Resolution has not been lawfully passed due to a technical and/or procedural defect(s) being either: (A) on the grounds that the relevant provisions of the Companies Act or Applicable Law have not been complied with; or (B) a failure to comply with the Company Organizational Document, which reasonably appears to be capable of remedy and/or rectification without having any material adverse commercial or financial impact for Parent (in its judgment, acting reasonably having taken external legal advice)) or the Company or its shareholders (in the Company’s judgment, acting reasonably having taken external legal advice); or
(iii)   in the event that the Court does not sanction the Scheme of Arrangement at the Court Sanction Hearing on the grounds of a technical or procedural defect in relation to any aspect of the Scheme of Arrangement or its implementation being a Scheme Technical Defect, or on such other grounds which reasonably appears to be capable of remedy and/or rectification without having any material adverse commercial or financial impact for Parent in its judgment (acting reasonably having taken external legal advice)) or the Company or its shareholders (in the Company’s judgment, acting reasonably having taken external legal advice)).
(c)   In the event of a Technical Revision, the parties agree that such Technical Revision shall be made and implemented on substantially the same terms as this Agreement (including as to the ability of the Exchange Shares to be freely traded, other than as a result of the application of transfer restrictions arising under applicable securities laws) save for any changes which may be necessary to address the technical and/or procedural defects, it being acknowledged that any change to the consideration payable by Parent shall not be considered a Technical Revision or a change required to address the technical and/or procedural defects.
Article IV
REPRESENTATIONS AND WARRANTIES OF THE COMPANY
Except (a) as set forth in the section or subsection of the Company Disclosure Schedule corresponding to the particular section or subsection in this Article IV or in any other section or subsection of Article IV of the Company Disclosure Schedule to the extent it is reasonably apparent on the face of such disclosure that it is applicable to qualify such representation and warranty and (b) as disclosed in any Company SEC Document publicly filed since the Reference Date and prior to the date of this Agreement; provided that in no event shall any information contained in any part of any Company SEC Document entitled “Risk Factors,” “Forward-Looking Statements,” “Special Note Regarding Forward Looking Statements” or “Note Regarding Forward Looking Statements” or any other disclosures in any Company SEC Document that are not statements of fact or are cautionary, predictive or forward-looking in nature be deemed to be a disclosure for purposes of or otherwise qualify any such representations and warranties; provided, further that this clause (b) will not apply to the representations and warranties contained in Section 4.01, Section 4.02, Section 4.05, Section 4.06, Section 4.25, Section 4.26 or Section 4.27, the Company hereby represents and warrants to Parent as set forth below:
Section 4.01   Corporate Existence and Power.   The Company is a public limited company duly incorporated and validly existing under the laws of England and Wales. The Company has all requisite corporate power and authority required to own or lease all of its properties or assets and to carry on its business as now conducted, except where the failure to have such power and authority (a) has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or (b) would not reasonably be expected to, individually or in the aggregate, prevent, materially delay or materially impair the ability of the Company to perform its obligations under this Agreement or to consummate the Transaction. The Company is duly qualified to do business and, where applicable, is in good standing in each jurisdiction where such qualification and/or standing is necessary, except for those jurisdictions where failure to be so qualified or in good standing (i) has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or (ii) would not reasonably be expected to, individually or in the aggregate, prevent, materially delay or materially impair the ability of the Company to perform its obligations under this Agreement or to consummate the Transaction. Prior to the date of this Agreement, the Company has made available to Parent a true and complete copy of the articles of association of the Company (the “Company Organizational Document”) as in effect on the date of this Agreement. The Company Organizational Document is in full force and effect and the Company is not in violation of the Company Organizational Document in any material respect. The Company has made available prior to the date of this Agreement true and complete copies of the minute books of the Company Board from the Reference Date to the date hereof; provided, however, that (A) the Company has redacted such materials to the extent necessary to omit information concerning this Agreement or the transactions contemplated hereby, competitively or commercially sensitive information or privileged information and (B) minutes of meetings that pertain solely to discussion of this Agreement or the transactions contemplated hereby have not been provided.
Section 4.02   Corporate Authorization.
(a)   The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated by this Agreement are within the corporate powers and authority of the Company and, except for the Company Shareholder Approvals and the sanction of the Scheme of Arrangement by the Court, have been duly authorized by all necessary corporate action on the part of the Company. The Company Shareholder Approvals are the only votes of the Company Shareholders or the holders of any other Equity Securities of the Company necessary in connection with this Agreement and the consummation by the Company of the transactions contemplated by this Agreement. This Agreement has been duly executed and delivered by the Company and (assuming due authorization, execution and delivery by Parent) constitutes a valid, legal and binding agreement of the Company enforceable against the Company in accordance with its terms (except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally, and by general principles of equity, regardless of whether enforcement is sought in a proceeding at law or in equity (collectively, the “Bankruptcy and Equity Exceptions”)) and, subject to its approval by Company Shareholders and sanction by the Court, the Scheme of Arrangement will be a valid, legal and binding obligation of the Company enforceable against the Company in accordance with its terms.
(b)   At a meeting duly called and held, the Company Board (i) unanimously resolved that this Agreement, the Scheme of Arrangement and the transactions contemplated hereby and thereby (including the Transaction) are fair to and in the best interests of the Company for the benefit of the Company Shareholders as a whole, (ii) approved the execution, delivery and performance of this Agreement and the transactions contemplated hereby (including the Transaction) and (iii) unanimously resolved to recommend that the Company Shareholders approve the Scheme of Arrangement at the Scheme Meeting and the passing of the Company Shareholder Resolution at the Company GM (such recommendation referred to herein as the “Company Board Recommendation”). Except, with respect to clause (iii) of the preceding sentence, as permitted by Section 6.02, the Company Board has not subsequently rescinded, modified or withdrawn any of the foregoing resolutions.
Section 4.03   Governmental Authorization.   The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby (including the Transaction) require no action by or in respect of, Consents of, or Filings with, any Governmental Authority other than (a) compliance with any applicable requirements of the HSR Act, (b) compliance with such other Antitrust Laws of any non-U.S. jurisdictions (collectively, “Foreign Antitrust Laws”) or Foreign Investment Laws, in each case, set forth on Section 4.03 of the Company Disclosure Schedule, (c) compliance with any applicable requirements of the 1933 Act, the 1934 Act and any other applicable U.S. state or federal securities laws or pursuant to the rules of the NASDAQ Global Market or the NASDAQ Stock Market LLC, as applicable (the NASDAQ Global Market or the NASDAQ Stock Market LLC, as applicable, collectively “Nasdaq”), (d) compliance with the Companies Act, (e) the sanction of the Scheme of Arrangement by the Court, (f) the filing with His Majesty’s Revenue and Customs (“HMRC”) of a letter seeking confirmation that the Court Order will not be subject to stamp duty, including the written undertaking from Parent confirming that it will present the relevant transfer forms to HMRC for stamping (if applicable), (g) the submission (where necessary) by Parent to HMRC for stamping of any instrument(s) of transfer of the Scheme Shares and/or the Court Order (as applicable) and the payment of stamp duty (if applicable) and (h) any other actions, Consents or Filings the absence of which (i) has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or (ii) would not reasonably be expected to, individually or in the aggregate, prevent, materially delay or materially impair the ability of the Company to perform its obligations under this Agreement or to consummate the Transaction.
Section 4.04   Non-contravention.   Assuming compliance with the matters referred to in Section 4.03 and receipt of the Company Shareholder Approvals and the sanction of the Scheme of Arrangement by the Court, the execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby and thereby and by the Scheme of Arrangement (including the Transaction) do not and will not (a) contravene, conflict with, or result in any violation or breach of any provision of the Company Organizational Document, (b) contravene, conflict with or result in any violation or breach of any provision of any Applicable Law, (c) require any Consent by any Person under, constitute a default, or an event that, with or without notice or lapse of time or both, would constitute a default under, or cause or permit the termination, cancellation, acceleration or other change of any right or obligation or the loss of any benefit to which the Company or any of its Subsidiaries is entitled under, any provision of any Contract or Company Permit binding on the Company or any of its Subsidiaries, or (d) result in the creation or imposition of any Lien (other than Permitted Liens) on any asset of the Company or any of its Subsidiaries, except, in the case of clauses (b)-(d), as (i) has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or (ii) would not reasonably be expected to, individually or in the aggregate, prevent, materially delay or materially impair the ability of the Company to perform its obligations under this Agreement or to consummate the Transaction.
Section 4.05   Capitalization.
(a)   As of the close of business on August 6, 2024 (the “Capitalization Date”), there were (i) 129,255,309 Company Ordinary Shares in issue (of which (A) none were held in treasury and (B) 59,648,948 Company Ordinary Shares were deposited with the Depositary or the Depositary Custodian pursuant to the Deposit Agreement and represented by 59,648,948 Company ADSs), (ii) Company Share Options to purchase an aggregate of 9,513,811 Company Ordinary Shares or Company ADSs (representing 9,513,811 Company Ordinary Shares), of which 1,150,794 Company Ordinary Shares or Company ADSs were subject to performance-vesting conditions (representing 767,196 Ordinary Shares assuming achievement at target performance of such conditions), (iii) 2,052,899 Company Ordinary Shares or Company ADSs (representing 2,052,899 Ordinary Shares) were subject Company RSUs, of which 916,371 Company Ordinary Shares or Company ADSs were subject to performance-vesting conditions (representing 610,914 Ordinary Shares assuming achievement at target performance of such conditions), and (iv) 28,478,908 additional Company ADSs or Company Ordinary Shares were reserved for issuance pursuant to Company Stock Plans. Except as set forth in the preceding sentence of this Section 4.05(a), as of the date hereof, there are no issued, reserved for issuance or outstanding Company Ordinary Shares or other Equity Securities of the Company, other than (x) Company ADSs issued after the Capitalization Date under the Deposit Agreement in exchange for the deposit with the Depositary (or the Depositary Custodian) of Company Ordinary Shares outstanding as of the Capitalization Date as set forth in the preceding sentence, (y) Company Ordinary Shares included in the amount specified in clause (i)(B) of the preceding sentence and delivered after the Capitalization Date upon the surrender and cancellation of Company ADSs pursuant to the Deposit Agreement or (z) Company Ordinary Shares or Company ADSs issued after the Capitalization Date pursuant to the exercise of Company Share Options outstanding as of the Capitalization Date as set forth in the preceding sentence. Each Company ADS represents a beneficial ownership interest in one Company Ordinary Share, subject to the terms and conditions of the Deposit Agreement. All outstanding Company Ordinary Shares and Company ADSs have been, and all shares or other securities in the capital of the Company that may be issued prior to the Effective Time will be, when issued in accordance with the respective terms thereof, duly authorized and validly issued, fully paid or credited as fully paid, nonassessable, free from any transfer restrictions (other than transfer restrictions arising under applicable securities laws) and have not been and will not be issued in violation of any preemptive rights, rights of first refusal, subscription rights or similar rights of any Person. No Subsidiary of the Company owns any Company Ordinary Shares or other Equity Securities of the Company.
(b)   The Company has previously made available to Parent a true and complete list, as of the close of business on the Capitalization Date, of (i) each Company Share Option, (ii) each Company RSU, (iii) the number of Company ADSs or Company Ordinary Shares underlying each Company Share Option and Company RSU (assuming achievement at target performance for any performance-based Company Share Options and/or Company RSUs), (iv) the date on which the Company Share Option and Company RSU was granted, (v) the Company Employee Plan under which the Company Share Option or Company RSU was granted, (vi) the exercise price of each Company Share Option, if applicable, and (vii) the expiration date of each Company Share Option and Company RSU, if applicable.
(c)   There are no outstanding bonds, debentures, notes or other indebtedness of the Company or any of its Subsidiaries having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which shareholders of the Company have the right to vote. There are no outstanding obligations of the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any Company Ordinary Shares or other Equity Securities of the Company (other than pursuant to the exercise or settlement of Company Share Options, or the forfeiture of, or withholding of Taxes with respect to, Company Share Options). Neither the Company nor any of its Subsidiaries is a party to any agreement with respect to the voting of any Company Ordinary Shares or other Equity Securities of the Company other than the Deposit Agreement. The Company is in compliance in all material respects with the Deposit Agreement. The Company has made available to Parent a true and complete copy of the Deposit Agreement.
Section 4.06   Subsidiaries.
(a)   Each Subsidiary of the Company is a corporation or other entity duly incorporated, formed or organized, validly existing and in good standing (except to the extent such concept is not applicable under Applicable Law of such Subsidiary’s jurisdiction of incorporation, formation or organization, as applicable) under the laws of its jurisdiction of incorporation, formation or organization and has all corporate or other organizational powers and authority, as applicable, required to own, lease and operate its properties and assets and to carry on its business as now conducted, except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Each such Subsidiary is duly qualified to do business and is in good standing in each jurisdiction where such qualification and/or standing is necessary, except for those jurisdictions where failure to be so qualified or in good standing has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. None of the Company’s “significant subsidiaries” as of the date hereof, as such term is defined in Regulation S-X promulgated by the SEC, as identified in Section 4.06 of the Company Disclosure Schedule (the “Company Material Subsidiaries”), is in material violation of any of its articles of association, certificate of incorporation, bylaws, limited partnership agreement, limited liability company agreement or comparable constituent, constitutional or organizational documents, in each case as amended to and in effect as of the date hereof. The Company Material Subsidiaries identified in Section 4.06 of the Company Disclosure Schedule include each “significant subsidiary,” as such term is defined in Regulation S-X promulgated by the SEC, of the Company as of the date hereof.
(b)   All of the issued and outstanding share capital or other Equity Securities of each Subsidiary of the Company have been validly issued and are fully paid or credited as fully paid and nonassessable (except to the extent such concepts are not applicable under Applicable Law of such Subsidiary’s jurisdiction of incorporation, formation or organization, as applicable) and are owned by the Company, directly or indirectly, free and clear of any Lien (other than transfer restrictions arising under securities laws or under the organizational documents of such Subsidiary) and have not been issued in violation of any preemptive rights, rights of first refusal, subscription rights or similar rights of any Person. There are no outstanding obligations of the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any Equity Securities of any Subsidiary of the Company.
Section 4.07   SEC Filings; the Sarbanes-Oxley Act and UK Company Filings.
(a)   The Company has timely filed with or furnished to the SEC all reports, schedules, forms, statements, prospectuses, registration statements and other documents required to be filed with or furnished to the SEC by the Company since the Reference Date (collectively, together with any exhibits and schedules thereto and other information incorporated therein, the “Company SEC Documents”). No Subsidiary of the Company is required to file or furnish any report, schedule, form, statement, prospectus, registration statement or other document with the SEC.
(b)   As of its filing date (or, if amended or superseded by a filing prior to the date of this Agreement, on the date of such amended or superseding filing), the Company SEC Documents filed or furnished to the SEC since the Reference Date complied in all material respects with the applicable requirements of the 1933 Act, the 1934 Act and the Sarbanes-Oxley Act, as the case may be. The Company is in compliance in all material respects with the applicable provisions of the Sarbanes-Oxley Act, the Dodd-Frank Wall Street Reform and Consumer Protection Act, as amended, and the applicable listing and corporate governance rules and regulations of Nasdaq.
(c)   As of its filing date (or, if amended or superseded by a filing prior to the date of this Agreement, on the date of such amended or superseding filing), each Company SEC Document filed or furnished to the SEC since the Reference Date did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.
(d)   As of the date of this Agreement, (i) there are no material outstanding or unresolved comments received from the SEC staff with respect to any of the Company SEC Documents and (ii) to the knowledge of the Company, none of the Company SEC Documents (including the financial statements included therein) are subject to ongoing SEC review.
(e)   The Company maintains disclosure controls and procedures (as defined in Rule 13a-15 under the 1934 Act) that are designed to provide reasonable assurance that all information required to be disclosed in the Company’s reports filed under the 1934 Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC and that all such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure and to enable each of the principal executive officer of the Company and the principal financial officer of the Company to make the certifications required under the 1934 Act with respect to such reports. For purposes of this Agreement, “principal executive officer” and “principal financial officer” shall have the meanings given to such terms in the Sarbanes-Oxley Act.
(f)   The Company maintains a system of internal controls over financial reporting (as defined in Rule 13a-15 under the 1934 Act) (“internal controls”) designed to provide reasonable assurance regarding the reliability of the Company’s financial reporting and the preparation of the Company’s financial statements for external purposes in accordance with IFRS, and the Company’s principal executive officer and principal financial officer have disclosed, based on their most recent evaluation of such internal controls prior to the date of this Agreement, to the Company’s auditors and the audit committee of the Company Board (i) all significant deficiencies and material weaknesses in the design or operation of internal controls which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in internal controls. The Company has made available to Parent prior to the date of this Agreement a true and complete summary (in all material respects) or copies of any disclosure of the type described in the preceding sentence made by management to the Company’s auditors and audit committee during the period beginning on the Reference Date and ending as of the date hereof. Since the Reference Date to the date of this Agreement, each of the principal executive officer and principal financial officer of the Company (or each former principal executive officer and principal financial officer of the Company, as applicable) has made all certifications required by Rules 13a-14 and 15d-14 under the 1934 Act and Sections 302 and 906 of the Sarbanes-Oxley Act and any related rules and regulations promulgated by the SEC and Nasdaq. As of the date of this Agreement, neither the Company nor any of its executive officers has received written notice from any Governmental Authority challenging or questioning the accuracy, completeness, form or manner of filing of such certifications.
(g)   All returns, resolutions and other documents required under the United Kingdom Companies Legislation to be delivered by or on behalf of the Company or any of its Subsidiaries to the Registrar of Companies in England and Wales have, in all material respects, been prepared and delivered in accordance with applicable requirements.
(h)   The information provided by and relating to the Company and each of its Subsidiaries to be contained in the Scheme Document Annex and the Proxy Statement will not, on the date the Scheme Document Annex and the Proxy Statement (and any amendment or supplement thereto) are first made available or delivered to Company Shareholders and Parent Stockholders in definitive form and on the dates of the Scheme Meeting, the Company GM and the Parent Stockholder Meeting, as applicable, contain any untrue statement of any material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, at the time and in light of the circumstances under which they were made, not false or misleading. Notwithstanding the foregoing, the Company makes no representation or warranty with respect to statements made or incorporated by reference in the Proxy Statement or the Scheme Document Annex (in each case including any amendment or supplement thereto) which were not supplied in writing by or on behalf of the Company or any of its Affiliates specifically for inclusion or incorporation by reference therein.
Section 4.08   Financial Statements and Financial Matters.
(a)   The audited consolidated financial statements and unaudited consolidated interim financial statements of the Company included or incorporated by reference in Company SEC Documents (or, if any such Company SEC Document is amended or superseded by a filing prior to the date of this Agreement, such amended or superseding Company SEC Document) present fairly in all material respects, in conformity with IFRS applied on a consistent basis during the periods presented (except as may be indicated in the notes thereto), the consolidated financial position of the Company and its Subsidiaries as of the dates thereof and their consolidated results of operations and cash flows for the periods then ended (subject, in each case, to normal and recurring year-end audit adjustments in the case of any unaudited interim financial statements). Such consolidated financial statements have been prepared in all material respects from the books and records of the Company and its Subsidiaries.
(b)   From the Reference Date to the date of this Agreement, the Company has not received written notice from the SEC, the FCA, the FRC or any other Governmental Authority indicating that any of its accounting policies or practices are or may be the subject of any review, inquiry, investigation or challenge by the SEC, the FCA, the FRC or any other Governmental Authority. Since January 31, 2024, to the date of this Agreement, neither the Company nor any Subsidiary of the Company has received any material, unresolved complaint, allegation, assertion or claim regarding the accounting or auditing practices, procedures, methodologies or methods of the Company or any Subsidiary of the Company or their respective internal accounting controls.
Section 4.09   Absence of Certain Changes.
(a)   Since the Balance Sheet Date through the date of this Agreement, except for the negotiation of this Agreement and the transactions contemplated hereby, the business of the Company and its Subsidiaries has been conducted in all material respects in the ordinary course of business.
(b)   Since the Balance Sheet Date through the date of this Agreement, there has not been any event, change, effect, circumstance, fact, development or occurrence that has had or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(c)   Since the Balance Sheet Date through the date of this Agreement, there has not been any action taken by the Company or any of its Subsidiaries that, if taken during the period from the date of this Agreement through the Effective Time, would require Parent’s consent under clauses (ii), (iii), (vi), (vii), (viii), (ix), (xiii), (xiv), (xv), (xvi) or (xvii) of Section 6.01(b) (or solely with respect to the foregoing clauses, clause (xxii) of Section 6.01(b)).
Section 4.10   No Undisclosed Material Liabilities.   There are no liabilities or obligations of the Company or any of its Subsidiaries of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, other than (a) liabilities or obligations specifically disclosed, reflected or reserved against in the Company Balance Sheet or in the notes thereto, (b) liabilities or obligations incurred in the ordinary course of business since the Balance Sheet Date, (c) liabilities expressly required or expressly contemplated by this Agreement or (d) other liabilities or obligations that have not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. As of the date of this Agreement, there are no off-balance sheet arrangements of any type pursuant to any off-balance sheet arrangement required to be disclosed pursuant to Item 303(a)(4) of Regulation S-K promulgated under the 1933 Act (“Regulation S-K”) that have not been so described in Company SEC Documents.
Section 4.11   Litigation.   There are no Proceedings pending or, to the knowledge of the Company, threatened against the Company, any of its Subsidiaries, any present or, to the knowledge of the Company, former officers, directors or employees of the Company or any of its Subsidiaries in their respective capacities as such, or any of the respective properties or assets of the Company or any of its Subsidiaries, by or before (or, in the case of threatened Proceedings, that would be by or before) any Governmental Authority, (a) that have had or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, or (b) that would reasonably be expected to, individually or in the aggregate, prevent, materially delay or materially impair the ability of the Company to perform its obligations under this Agreement or to consummate the Transaction; provided, that to the extent any such representations or warranties in the foregoing clauses (a) and (b) pertain to Proceedings that relate to the execution, delivery, performance or consummation of this Agreement or any of the transactions contemplated by this Agreement, such representations and warranties are made only as of the date hereof. There is (in the case of clause (ii) below, as of the date of this Agreement) no Order outstanding against the Company, any of its Subsidiaries, any present or, to the knowledge of the Company, former officers, directors or employees of the Company or any of its Subsidiaries in their respective capacities as such, or any of the respective properties or assets of any of the Company or any of its Subsidiaries or, to the knowledge of the Company, threatened against or affecting the Company, any of its Subsidiaries, any present or, to the knowledge of the Company, former officers, directors or employees of the Company in their respective capacities as such, or any of the respective properties or assets of any of the Company or any of its Subsidiaries, that (i) has had, or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, or (ii) would reasonably be expected to, individually or in the aggregate, prevent, materially delay or materially impair the ability of the Company to perform its obligations under this Agreement or to consummate the Transaction.
Section 4.12   Permits.   Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, the Company and each of its Subsidiaries hold all governmental licenses and Consents necessary for the operation of its respective businesses as they are now being conducted (the “Company Permits”). The Company and each of its Subsidiaries are, and since the Reference Date have been, in compliance with the terms of Company Permits, except for failures to comply that have not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. All Company Permits are in full force and effect (subject to the Bankruptcy and Equity Exceptions to the extent applicable thereto) and no default (with or without notice, lapse of time, or both) has occurred under any Company Permit and there are no Proceedings pending, or, to the knowledge of the Company, threatened that seek, and the revocation, cancellation, termination, non-renewal or adverse modification of any Company Permit, except where such revocation, cancellation, termination, non-renewal or adverse modification has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
Section 4.13   Compliance with Laws.   The Company and each of its Subsidiaries are, and since the Reference Date have been, in compliance with, and are not, and since the Reference Date have not been, in default under or in violation of, all Applicable Laws, except for failures to comply that (a) have not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or (b) would not reasonably be expected to, individually or in the aggregate, prevent, materially delay or materially impair the ability of the Company to perform its obligations under this Agreement or to consummate the Transaction.
Section 4.14   Regulatory Matters.
(a)   Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (i) each of the Company and its Subsidiaries holds (A) all authorizations and certifications applicable to its activities, products and functions, including, where applicable, those under the U.S. Food, Drug, and Cosmetic Act of 1938 (the “FDCA”), the U.S. Public Health Service Act (the “PHSA”), the European Medical Device Regulation (2017/745), the Invitro Diagnostic Medical Devices Regulation (2017/746), EU Directives 93/42/EEC, 98/79/EC, 90/385/EEC, 2005/28/EC, 2001/83/EC, Regulations (EC) 726/2004 and (EC) 536/2014, the U.K.’s Medical Devices Regulations 2002, Human Medicines Regulations 2012 and Human Use (Clinical Trials) Regulations 2004, the regulations, requirements and guidelines of the U.S. Food and Drug Administration (the “FDA”), the European Commission (the “EC”), the European Medicines Agency (the “EMA”), and the Medicines and Healthcare products Regulatory Agency (the “MHRA”) promulgated thereunder, including good laboratory, clinical, and manufacturing practices regulations, as well as ISO certifications and standards for healthcare and related data including ISO31000, ISO14155, ISO13485, ISO9001 and ISO 27001, and (B) authorizations of any applicable Governmental Authority that are concerned with the quality, functionality, identity, strength, purity, safety, efficacy, manufacturing, testing, processing, research, packaging, labelling, storage, transport, marketing, distribution, sale, pricing, import or export of any of the Company External Drug Product Candidates or the Company Internal Drug Product Candidates (any such Governmental Authority, an “Company Regulatory Agency”), necessary for the lawful activities and operations of the businesses of the Company or any of its Subsidiaries as currently conducted or as previously conducted during the period beginning on the Reference Date and ending on the date of this Agreement (collectively, all such authorizations in clauses (A) and (B) are referred hereafter as the “Company Regulatory Permits”); (ii) all such Company Regulatory Permits are in each case valid and in full force and effect (subject to the Bankruptcy and Equity Exceptions to the extent applicable thereto); and (iii) the Company and its Subsidiaries are in compliance with the terms of all such Company Regulatory Permits.
(b)   As of the date hereof, neither the Company nor any of its Subsidiaries (i) are party to any material corporate integrity agreements, monitoring agreements, consent decrees, settlement orders, reduced or special licensing measures, warnings notices, enhanced monitoring or audits, deficiency notices or similar agreements, notices or measures with or imposed by any Company Regulatory Agency or (ii) has knowledge (including as a result of any communication from any Company Regulatory Agency ) that a material Company Regulatory Permit or application for a material Company Regulatory Permit is invalid or will be or has been suspended, rejected, cancelled, terminated or granted in a scope narrower than applied for.
(c)   All pre-clinical and clinical investigations in respect of a Company External Drug Product Candidate or a Company Internal Drug Product Candidate conducted or sponsored by the Company or any of its Subsidiaries are being, and since the Reference Date have been, conducted in compliance with all Applicable Laws administered or issued by the applicable Company Regulatory Agencies, including (i) standards for the design, conduct, performance, monitoring, auditing, recording, analysis and reporting of clinical trials (A) promogulated by the FDA, and as contained in Title 21 parts 50, 54, 56, 310, 312, 314, 320, and 600 of the Code of Federal Regulations, applicable research protocols, institutional review board or other ethics committee requirements, and federal and state legal requirements; and (B) promogulated by the EC, EMA and MHRA, and as contained in Directive 2005/28/EC, Regulation (EC) 536/2014, and the U.K.’s Medical Devices Regulations 2002, and Human Use (Clinical Trials) Regulations 2004, and (ii) any Applicable Laws governing, relating to, or restricting the collection, processing, use and disclosure of individually identifiable information, health information, human biological samples and genetic information, and personal information, except, in each case, for such noncompliance that has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Neither the Company nor any of its Subsidiaries has

received any written notices, correspondence, or other communication from the FDA, EC, EMA, MHRA, or any other similar Governmental Authority or any ethics committee recommending or requiring the termination, suspension, clinical hold, or material modification of any ongoing or planned clinical trials conducted by, or on behalf of, the Company.
(d)   Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, during the period beginning on the Reference Date and ending on the date of this Agreement, neither the Company nor any of its Subsidiaries has received any written notice from the FDA, Medicines and Healthcare products Regulatory Agency, EC, EMA, MHRA or any foreign agency with jurisdiction over the design, development, testing, marketing, labeling, sale, use handling and control, functionality, safety, efficacy, reliability, distribution, storage, transport, packaging, processing, or manufacturing of the Company External Drug Product Candidates or the Company Internal Drug Product Candidates that would reasonably be expected to lead to the denial, suspension, limitation, revocation, or rescission of any of the Company Regulatory Permits or of any self-certification or application for marketing approval currently pending before the FDA or such other Company Regulatory Agency.
(e)   Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, the Company and its respective directors, officers, employees and, to the knowledge of the Company, its other agents (while acting in such capacity) are, and since the Reference Date have been, in compliance with all Applicable Laws relating to controlled substances or the manufacturing, testing, processing, supplying, distributing, transporting, labeling, packaging, dispensing, using, reporting, storing, disposing, importing, exporting, controlling, wholesaling, brokering or trading of controlled substances, including the federal Controlled Substances Act (21 U.S.C. §§ 801 et seq.), Directive 2001/83, the Misuse of Drugs Act 1971 and Human Medicines Regulations 2012, and the regulations promulgated pursuant thereto, and any other similar local, state, or foreign laws, including all necessary registration, recordkeeping, reporting, security and storage requirements. Since the Reference Date to the date hereof, the Company has not received any correspondence or any other written communication from any Governmental Authority, including the Drug Enforcement Administration and local, state or foreign regulatory and law enforcement authorities, of potential or actual non-compliance by, or liability of, the Company under any Applicable Law relating to controlled substances.
(f)   Since the Reference Date, all reports, documents, claims, permits and notices required to be filed, maintained or furnished to the FDA, EMA, MHRA or any other Company Regulatory Agency by the Company and its Subsidiaries have been so filed, maintained or furnished, except where failure to file, maintain or furnish such reports, documents, claims, permits or notices have not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. All such reports, documents, claims, permits and notices were true, accurate and complete in all material respects on the date filed (or were corrected in or supplemented by a subsequent filing). Since the Reference Date, neither the Company nor any of its Subsidiaries, nor, to the knowledge of the Company, any officer, employee, agent or contractor of the Company or any of its Subsidiaries, has made an untrue statement of a material fact or a fraudulent statement to the FDA, EMA, MHRA or any other Company Regulatory Agency, failed to disclose a material fact required to be disclosed to the FDA or any other Company Regulatory Agency, or committed an act, made a statement, or failed to make a statement, in each such case, related to the business of the Company or any of its Subsidiaries, that, at the time such disclosure was made, would reasonably be expected to provide a basis for the FDA to invoke its policy respecting “Fraud, Untrue Statements of Material Facts, Bribery, and Illegal Gratuities”, set forth in 56 Fed. Reg. 46191 (September 10, 1991) or for the EMA, MHRA, or any other Company Regulatory Agency to invoke any similar policy, except for any act or statement or failure to make a statement that has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, since the Reference Date, (i) neither the Company nor any of its Subsidiaries, nor, to the knowledge of the Company, any officer, employee, agent or contractor of the Company or any of its Subsidiaries, has been debarred or convicted of any crime or engaged in any conduct for which debarment is mandated by 21 U.S.C. § 335a(a) or any similar Applicable Law or authorized by 21 U.S.C. § 335a(b) or any similar Applicable Law applicable in other jurisdictions in which any of the Company Internal Drug Product Candidates or Company External Drug Product Candidates are tested, manufactured, marketed, distributed, or sold or where the Company has publicly announced an intention to sell any Company Internal Drug Product Candidates or Company External Drug Product Candidates; and (ii) neither the Company nor any of its Subsidiaries, nor, to the knowledge of the Company, any officer, employee, agent or contractor of the Company or any of its Subsidiaries, has been excluded from participation in any federal health care program or convicted of any crime or engaged in any conduct for which such Person could reasonably be expected to be excluded from participating in any federal health care program, health or buying procurement program, pricing or reimbursement scheme under Section 1128 of the Social Security Act of 1935 or any similar program, including any conduct that would constitute non-compliance with the Federal Anti-Kickback Statute, Federal False Claims Act, or their respective state equivalents.
(g)   Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, as to each Company Internal Drug Product Candidate subject to the FDCA and the regulations of the FDA promulgated thereunder or any similar Applicable Law in any applicable jurisdiction, each such Company Internal Drug Product Candidate is being or has been designed, developed, manufactured, stored, distributed and marketed in compliance with all Applicable Laws, including those relating to investigational use, marketing approval, current good clinical practices and good manufacturing practices, packaging, functionality, labeling and product claims, advertising, record keeping, reporting, and security. There are no Proceedings pending or, to the knowledge of the Company, threatened, including any prosecution, injunction, seizure, civil fine, debarment, suspension or recall, in each case, alleging any violation applicable to the Company Platform, any Company External Drug Product Candidate or any Company Internal Drug Product Candidate by the Company or any of its Subsidiaries of any Applicable Law, except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
(h)   Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (i) during the period beginning on the Reference Date and ending on the date of this Agreement, neither the Company nor any of its Subsidiaries have voluntarily or involuntarily initiated, conducted or issued, or caused to be initiated, conducted or issued, any material recall, field corrections, market suspension, withdrawal or replacement, safety alert, warning, “dear doctor” letter, investigator notice, or other notice or action to wholesalers, distributors, retailers, healthcare professionals or patients relating to an alleged lack of safety, functionality, efficacy or regulatory compliance of any Company External Drug Product Candidate or Company Internal Drug Product Candidate and (ii) to the knowledge of the Company, neither the Company nor any of its Subsidiaries has received, any written notice from the FDA or any other Company Regulatory Agency during the period beginning on the Reference Date and ending on the date of this Agreement regarding (A) the recall, market withdrawal or replacement of any Company External Drug Product Candidate or Company Internal Drug Product Candidate (other than recalls, withdrawals or replacements that are not material to the Company and its Subsidiaries, taken as a whole), (B) a material change in the marketing classification or a material change in the labeling of any such Company External Drug Product Candidates or Company Internal Drug Product Candidates, (C) a termination or suspension of the manufacturing, marketing, testing, or distribution of such Company External Drug Product Candidates or Company Internal Drug Product Candidates, or (D) a material negative change in reimbursement status of a Company External Drug Product Candidate or Company Internal Drug Product Candidate.
Section 4.15   Material Contracts.
(a)   Section 4.15(a) of the Company Disclosure Schedule sets forth a list as of the date of this Agreement of each of the following Contracts other than Company Employee Plans (which shall be governed by Section 4.17), to which the Company or any of its Subsidiaries is a party or by which any of them or any of their respective assets are bound (each such Contract listed or required to be so listed, and each of the following Contracts to which the Company or any of its Subsidiaries becomes a party or by which any of them or any of their respective assets become bound after the date of this Agreement, an “Company Material Contract”):

(i)   any Contract (other than Leases), including any development, manufacturing, supply or distribution agreement, that involved or would reasonably be expected to involve in the fiscal year ending December 31, 2024, the payment or delivery of cash or other consideration by or to the Company or any of its Subsidiaries in an amount that had a value or having an expected value in excess of $1,200,000;
(ii)   each Contract providing for the acquisition or disposition of assets outside of the ordinary course of business or of securities by or from any Person or any business (or any Contract providing for an option, right of first refusal or offer or similar rights with respect to any of the foregoing) (A) that involved since December 31, 2021, or would reasonably be expected to involve, the payment of consideration in excess of $1,000,000 in the aggregate with respect to such Contract or series of related Contracts, or (B) that contains (or would contain, in the case of an option, right of first refusal or offer or similar rights) (x) ongoing representations, warranties, covenants, indemnities or other obligations (including “earn-out”, contingent value rights or other contingent payment or value obligations) that would involve or would reasonably be expected to require the receipt or making of payments in excess of $1,000,000 or (y) any provision pursuant to which any Equity Securities of the Company or any of its Subsidiaries (including any Company ADS) may be issued;
(iii)   any Contract between any Governmental Authority, on the one hand, and the Company or any of its Subsidiaries, on the other hand, involving or that would reasonably be expected to involve payments after the date of this Agreement to or from such Governmental Authority in an amount having an expected value in excess of $1,000,000 in the fiscal year ending December 31, 2024;
(iv)   any Contract that (A) limits or purports to limit, in any material respect, the freedom of the Company or any of its Subsidiaries to engage or compete in any line of business or with any Person or in any area, (B) contains material exclusivity or “most favored nation” obligations or restrictions with respect to the Company or any of its Subsidiaries or (C) contains any other provisions that materially restrict the ability of the Company or any of its Subsidiaries to develop, use or maintain the Company Platform or to sell, market, distribute, promote, manufacture, develop, use, commercialize, or test or research any Company Internal Drug Product Candidate, directly or indirectly through Third Parties, in any material respect;
(v)   any Contract relating to Indebtedness of the Company or any of its Subsidiaries (including under any short-term financing facility) in excess of $1,000,000 (whether incurred, assumed, guaranteed or secured by any asset of the Company or any of its Subsidiaries) other than any Contract exclusively between or among the Company and any of its wholly owned Subsidiaries;
(vi)   any Contract restricting the payment of dividends or the making of distributions in respect of any Equity Securities of the Company or any of its Subsidiaries or the repurchase or redemption of, any Equity Securities of the Company or any of its Subsidiaries (other than Contracts relating to Indebtedness described in clause (v) of this Section 4.15(a) and set forth in clause (v) of Section 4.15(a) of the Company Disclosure Schedule);
(vii)   any material joint venture, profit-sharing, partnership, collaboration or co-promotion agreement;
(viii)   any Contract with any Person (A) pursuant to which the Company or its Subsidiaries are required to pay milestones, royalties or other contingent payments based on any research, testing, development, regulatory filings or approval, sale, distribution, commercial manufacture or other similar occurrences, developments, activities or events (other than any Contract with contract research organizations for internal research entered into in the ordinary course of business) or (B) under which the Company or its Subsidiaries grants to any Person any right of first refusal, right of first negotiation, option to purchase, option to license, or any other similar rights with respect to the Company Platform, any Company External Drug Product Candidate, any Company Internal Drug Product Candidate or any material Intellectual Property Rights, in the case of each of clauses (A) and (B), which payments are in an amount having an expected value in excess of $1,000,000 in the fiscal year ending December 31, 2024, or any fiscal year thereafter;
(ix)   any lease or sublease for personal property for which annual rental payments made by the Company or any of its Subsidiaries were, or are expected to be, in excess of $1,000,000 in the fiscal year ending December 31, 2024, or any fiscal year thereafter;
(x)   all material Contracts pursuant to which the Company or any of its Subsidiaries (A) receives or is granted any license (including any sublicense) to, or covenant not to be sued under, any Intellectual Property Rights (other than licenses to commercially available software, including off-the-shelf software, or other commercially available technology), including any Intellectual Property Rights (i) with respect to the Company Platform, any Company External Drug Product Candidate or any Company Internal Drug Product Candidate, or (ii) used in the operation of the business of the Company or its Subsidiaries or (B) grants any license (including any sublicense) to, or covenant not to be sued under, any Company Intellectual Property (other than non-exclusive licenses granted in the ordinary course of business), in the case of each of clauses (A) and (B), that (1) involved aggregate payments by or to the Company or any of its Subsidiaries in excess of $1,000,000 in the fiscal year ending December 31, 2023, or will involve aggregate payments by or to the Company or any of its Subsidiaries in excess of $1,000,000 in any fiscal year thereafter or (2) are material to the development or operation of the Company Platform or the development, manufacture or commercialization or manufacture of any Company External Drug Product Candidate or Company Internal Drug Product Candidate;
(xi)   any Contract related to any merger, acquisition, consolidation, sale, spin-off or other business combination or divestiture transaction involving the Company, its Subsidiaries or any business unit thereof;
(xii)   any Contract providing for the development (including co- or joint development) of any Intellectual Property Rights, independently or jointly, (A) by the Company or its Subsidiaries or (B) for the Company or its Subsidiaries (other than Employee Proprietary Information Agreements and Consultant Proprietary Information Agreements, copies of which have been made available to Parent’s counsel);
(xiii)   any Contracts (A) with any record or, to the knowledge of the Company, beneficial owner as of the date hereof of five percent or more of the voting securities of the Company, or (B) of the type that would be required to be disclosed under Item 404 of Regulation S-K under the 1933 Act;
(xiv)   any Contract involving the settlement or compromise of any Proceedings (whether pending or threatened) (or series of related Proceedings) which will involve payments after the date of this Agreement in excess of $500,000;
(xv)   any settlement agreements entered into by or with respect to the Company or any of its Subsidiaries with any Taxing Authority and providing for payments in excess of $500,000; and
(xvi)   any Contract that obligates the Company or any Subsidiary of the Company to make any capital investment or capital expenditure outside the ordinary course of business and in excess of $500,000.
(b)   All Company Material Contracts are, subject to the Bankruptcy and Equity Exceptions, (i) valid and binding obligations of the Company or a Subsidiary of the Company (as the case may be) and, to the knowledge of the Company, each of the other parties thereto, and (ii) in full force and effect and enforceable in accordance with their respective terms against the Company or its Subsidiaries (as the case may be) and, to the knowledge of the Company, each of the other parties thereto (in each case except for such Company Material Contracts that are terminated after the date of this Agreement in accordance with their respective terms, other than as a result of a default or breach by the Company or any of its Subsidiaries of any of the provisions thereof), except where the failure to be valid and binding obligations and in full force and effect and enforceable has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. To the knowledge of the

Company, as of the date of this Agreement, no Person is seeking to terminate or challenge the validity or enforceability of any Company Material Contract, except such terminations or challenges which have not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Neither the Company nor any of its Subsidiaries, nor, to the knowledge of the Company, any of the other parties thereto, has violated any provision of, or committed or failed to perform any act that (with or without notice, lapse of time or both) would constitute a default under any provision of, and neither the Company nor any of its Subsidiaries has received written notice that it has violated or defaulted under, any Company Material Contract, except for those violations and defaults (or potential defaults) that would not have had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. The Company has made available to Parent true and complete copies of each Company Material Contract as in effect as of the date hereof.
Section 4.16   Taxes.
(a)   Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect:
(i)   all Tax Returns required by Applicable Law to be filed with any Taxing Authority by, or with respect to, the Company or any of its Subsidiaries have been filed when due (giving effect to all valid extensions of time within which to file) in accordance with all Applicable Law, and all such Tax Returns (and any amendments thereof) are true and complete in all respects;
(ii)   each of the Company and its Subsidiaries has (x) timely paid in full to the appropriate Taxing Authority (or has had timely paid in full on its behalf) all Taxes due and owing by it (whether or not shown on any Tax Return), and (y) where payment is not yet due, established (or had established on its behalf and for its sole benefit and recourse) an adequate accrual, in accordance with IFRS;
(iii)   each of the Company and its Subsidiaries has (x) duly and timely withheld, deducted and collected all Taxes required to be withheld, deducted and collected by any of them with respect to any payment owing to, or received from, their employees, creditors, independent contractors, customers and other third parties, and such Taxes have been duly and timely paid to the proper Taxing Authority or properly set aside in accounts for future payment when due and (y) otherwise complied with all Applicable Law relating to the payment, withholding, deduction, collection and remittance of Taxes (including information reporting requirements and record retention requirements);
(iv)   there is no (x) Proceeding pending or threatened in writing against or with respect to the Company or its Subsidiaries in respect of Taxes or Tax Returns of such Person or (y) deficiency for Taxes that has been proposed, asserted or assessed by any Governmental Authority against the Company or any of its Subsidiaries and that has not been fully satisfied by payment;
(v)   neither the Company nor any of its Subsidiaries has extended or waived any statute of limitations with respect to Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency and no request for any such waiver or extension has been filed or is currently pending;
(vi)   there are no Liens for Taxes (other than Permitted Liens that are described in clause (A) of the definition thereof) on any of the property or assets of the Company or any of its Subsidiaries;
(vii)   within the past six years, no jurisdiction in which the Company or any of its Subsidiaries does not file a Tax Return has asserted in writing a claim that the Company or such Subsidiary is or may be subject to a material amount of Taxes or required to file material Tax Returns in such jurisdiction;
(viii)   the Company and its Subsidiaries have made available all documentation relating to any applicable Tax holidays, deferrals or incentives and are in compliance with the requirements of any applicable Tax holidays, deferrals or incentives;

(ix)   all documents to which the Company or any of its Subsidiaries is a party and under which the Company or any of its Subsidiaries has any rights or that form part of the Company’s or any of its Subsidiaries’ title to any asset have been duly stamped and any applicable stamp or any other transfer, registration or documentary Tax in respect of such documents has been paid; and
(x)   neither the Company nor any of its Subsidiaries has undertaken to represent for stamping after the date hereof any document that has been provisionally stamped.
(b)   Within the last two years, neither the Company nor any of its Subsidiaries was a “distributing corporation” or a “controlled corporation” (within the meaning of Section 355(a)(1)(A) of the Code) in a transaction intended to qualify under Section 355 of the Code (or any similar provision of state, local or non-U.S. law).
(c)   The Company is, and at all times since its formation has been, properly treated as a foreign corporation for U.S. federal income Tax purposes, and neither the Company nor any of its Subsidiaries (nor any of their respective predecessors) is or has been a “surrogate foreign corporation” within the meaning of Section 7874(a)(2)(B) of the Code or a domestic corporation under Section 7874(b) of the Code.
(d)   Neither the Company nor any of its Subsidiaries (i) is or has been a member of any affiliated, consolidated, combined, aggregate, unitary or similar group for Tax purposes other than one of which the Company or any of its Subsidiaries was the common parent and were the sole members; (ii) is party to or bound by, or has any obligation under, any material agreement relating to the apportionment, sharing, assignment, indemnification, reimbursement or allocation of Taxes (other than (x) an agreement solely between or among the Company and/or one or more of its Subsidiaries or (y) Tax indemnification provisions in ordinary course commercial agreements that are not primarily related to Taxes); (iii) has entered into a closing agreement pursuant to Section 7121 of the Code (or any similar provision of state, local or non-U.S. law) or other ruling by or written agreement with a Taxing Authority, in each case, with respect to material Taxes and there are no requests for rulings, determinations or closing agreements in respect of any material Taxes that are pending between the Company or any of its Subsidiaries and any Taxing Authority; or (iv) has any liability for the Taxes of any Person (other than the Company or any of its Subsidiaries) under Treasury Regulations Section 1.1502-6 (or any similar provision of state, local or non-U.S. law) or as a transferee or successor, by Contract (other than a Contract described in Section 4.16(d)(ii)(y)) or otherwise by operation of law.
(e)   Neither the Company nor any of its Subsidiaries has made an election pursuant to Section 965(h) of the Code.
(f)   Neither the Company nor any of its Subsidiaries has participated or engaged in any “listed transaction” within the meaning of Treasury Regulations Section 1.6011-4(b)(2) or any other similar transaction requiring disclosure under any similar provision of state, local or non-U.S. law.
(g)   The Company and its Subsidiaries are not, and have never been, “United States real property holding corporations” within the meaning of Section 897 of the Code.
(h)   The Company and its Subsidiaries are resident only in their jurisdiction of incorporation for all Tax purposes, and neither the Company nor any of its Subsidiaries have ever received a written claim from a Taxing Authority in respect of material Taxes that remains unresolved and that is attributable to a permanent establishment in a country that is outside of the country in which the Company or its Subsidiaries, respectively, are incorporated.
(i)   The Company and each of its Subsidiaries have at all times materially complied with all Applicable Laws regarding transfer pricing, including the execution and maintenance of all documentation required to substantiate the transfer pricing practices and methodology of the Company and its Subsidiaries.
(j)   Neither the Company nor any of its Subsidiaries is a party to any advance pricing agreement or any similar agreement or arrangement with any Taxing Authority.

Section 4.17   Employees and Employee Benefit Plans.
(a)   Section 4.17 of the Company Disclosure Schedule sets forth a true and complete list as of the date of this Agreement of each material Company Employee Plan. For each material Company Employee Plan, the Company has made available to Parent a copy of such plan (or a description, if such plan is not written, or a form materially consistent therewith, if such plan is an individual agreement) and all amendments thereto, together with a copy of (if applicable): (i) each trust, insurance or other funding arrangement, (ii) each summary plan description and summary of modifications, (iii) the three most recent annual reports or similar reports (e.g., Internal Revenue Service Forms 5500) required to be filed with, delivered to or received by any Governmental Authority, (iv) the most recent favorable determination or opinion letter from the Internal Revenue Service, HM Revenue and Customs or like Governmental Authority, (v) all non-discrimination tests for each Company Employee Plan for the three most recent plan years, (vi) the most recently prepared actuarial reports and financial statements in connection with each such Company Employee Plan and (vii) all material documents and correspondence relating thereto received from or provided to the Department of Labor, the PBGC, the Internal Revenue Service or any other Governmental Authority since the Reference Date. The Company has made available to Parent a copy of the written terms of appointment or employment for each Senior Employee (including any amendments to them) and any material standard written terms of employment or engagement pursuant to which each group of employees, consultants or independent contractors of the Company and its Subsidiaries are employed or engaged.
(b)   Neither the Company, any Subsidiary of the Company, nor any of their ERISA Affiliates (nor any predecessor of any such entity) sponsors, maintains, administers or contributes to (or has any obligation to contribute to), or has, during the last six years, sponsored, maintained, administered or contributed to (or had any obligation to contribute to), (i) any plan subject to Title IV of ERISA, (ii) any multiemployer plan, as defined in Section 3(37) of ERISA, (iii) any multiple employer plan or any other plan described in Section 413 of the Code, or (iv) any multiple employer welfare arrangement (within the meaning of Section 3(40) of ERISA). Neither the Company nor any of its Subsidiaries have in the last six years been an “associate” of or “connected” with an “employer” (within the meaning of the United Kingdom Pensions Act 2004), of an “occupational pension scheme” which is not a “money purchase scheme” (as such terms are defined in the United Kingdom Pension Schemes Act 1993), and neither the Company nor any of its Subsidiaries have at any time prior to the date of this Agreement been such an employer, or participated in or had any liability in relation to a defined benefit pension scheme in any jurisdiction outside of the United States.
(c)   Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, each Company Employee Plan that is intended to be qualified under Section 401(a) of the Code has received a favorable determination letter or may rely on a favorable opinion letter from the Internal Revenue Service or has applied to the Internal Revenue Service for such a letter within the applicable remedial amendment period or such period has not expired and, to the knowledge of the Company, no circumstances exist that would reasonably be expected to result in any such letter being revoked or not being reissued or a penalty under the Internal Revenue Service Closing Agreement Program if discovered during an Internal Revenue Service audit or investigation. Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, each trust created under any such Company Employee Plan is exempt from Tax under Section 501(a) of the Code and has been so exempt since its creation.
(d)   Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, the Company has complied with all the requirements of Schedules 4 and 5 of ITEPA in respect of any Company Share Option that is intended to qualify as a CSOP Option or EMI Option, respectively.
(e)   Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, each Company Employee Plan has been established and maintained in compliance with its terms and all Applicable Law, including ERISA, the Code, any applicable provisions of the United Kingdom Pensions Act 2008 and United Kingdom laws prohibiting discrimination on the grounds of a protected characteristic (as set out in the United Kingdom Equality Act 2010). Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (i) no “prohibited transaction,” within the meaning of Section 4975 of the Code or Sections 406 and 407 of ERISA, and not otherwise exempt under Section 408 of ERISA, has occurred with respect to any Company Employee Plan, and (ii) neither the Company, any Subsidiary of the Company, nor any of their ERISA Affiliates is subject to any penalty or Tax with respect to any Company Employee Plan under Section 502(i) of ERISA or Sections 4975 through 4980 of the Code. Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, no Proceeding (other than routine claims for benefits) is pending against or involves or, to the Company’s knowledge, is threatened against or reasonably expected to involve, any Company Employee Plan before any Governmental Authority, including the Internal Revenue Service, HM Revenue and Customs, the Department of Labor, the PBGC, the United Kingdom Pensions Ombudsman or the United Kingdom Pensions Regulator.
(f)   Except as provided under this Agreement or pursuant to Applicable Law, with respect to each director, officer, employee or independent contractor (including each former director, officer, employee, or independent contractor) of the Company or any of its Subsidiaries, the consummation of the transactions contemplated by this Agreement will not, either alone or together with any other event: (i) entitle any such individual to any payment or benefit, including any bonus, retention, severance or retirement benefit, (ii) result in any forgiveness of indebtedness, (iii) accelerate the time of payment or vesting or trigger any payment or funding (through a grantor trust or otherwise) of compensation or benefits under, or increase the amount payable or trigger any other obligation under, any Company Employee Plan, (iv) contractually limit or restrict the right to amend or terminate any Company Employee Plan, (v) result in the payment of any “excess parachute payment” (as defined in Section 280G(b)(1) of the Code), or (vi) result in, or entitle any such person to, any change to the terms and conditions on which they are employed or engaged.
(g)   Neither the Company nor any of its Subsidiaries has any liability for, and no Company Employee Plan provides for any post-employment or post-retirement medical, dental, disability, hospitalization, life or similar benefits (whether insured or self-insured) to any director, officer, or employee (including any former director, officer, or employee) of the Company or any of its Subsidiaries other than coverage mandated by Applicable Law (such as health care continuation coverage as required by Section 4980B of the Code or any similar state law or ERISA). Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, all contributions and expenses due and payable by the Company or any of its Subsidiaries in respect of a Company Employee Plan have been paid in full.
(h)   No United Kingdom-based employee or officer, and no former United Kingdom based employee or officer, of the Company or any of its Subsidiaries has any entitlement (whether actual or contingent) to rights which are not rights to old-age, invalidity or survivors’ benefits (within the meaning of the EU Acquired Rights Directive 2001) arising as a result of a transfer of their employment to the Company or any of its Subsidiaries under either the United Kingdom Transfer of Undertakings (Protection of Employment) Regulations 2006 (as amended) or its predecessor legislation.
(i)   Any lump sum, gratuity or other like benefit payable in the event of the death in service of a United Kingdom-based employee or officer of the Company or any of its Subsidiaries is fully insured with an insurance company authorized under the United Kingdom Financial Services and Markets Act 2000 with permission under Part 4A of that Act to effect and carry out contracts of long-term insurance.
(j)   With respect to any Company Employee Plan for the benefit of the Company employees or dependents thereof who perform services or who are employed outside of the United States (a “Non-U.S. Plan”), except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect: (i) if required to have been approved by any non-U.S. Governmental Authority (or permitted to have been approved to obtain any beneficial Tax or other status), such Non-U.S. Plan has been so approved or timely submitted for approval; no such approval has been revoked (nor, to the knowledge of the Company, has revocation been threatened) and no event has occurred since the date of the most recent approval or application therefor that is reasonably likely to affect any such approval; (ii) if intended to be funded and/or book reserved, such Non-U.S. Plan is fully funded and/or book reserved, as appropriate, based upon reasonable actuarial assumptions; and

(iii) no material liability exists or reasonably could be imposed upon the assets of the Company or any of its Subsidiaries by reason of such Non-U.S. Plan.
Section 4.18   Labor Matters.
(a)   Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, the Company and its Subsidiaries are, and since the Reference Date have been, in compliance with all Applicable Laws relating to labor and employment, including those relating to all obligations imposed on it by the relevant individual’s contract of employment or engagement, labor management relations, wages, hours, overtime, holiday pay, employee classification, discrimination, immigration, the publication of any required information, harassment (including sexual harassment), victimization, whistleblowing, civil rights, affirmative action, work authorization, safety and health, information privacy and security and workers compensation. No material payment or benefit is due and owing by the Company or any of its Subsidiaries to any current or former employee, consultant, independent contractor, director or officer (or any of their beneficiaries or dependents) other than in the ordinary course of business.
(b)   The Company has previously provided to Parent, to the extent permitted by Applicable Law, a true and complete list as of the date of this Agreement of the total number of employees of the Company and its Subsidiaries, together with (where applicable) the jurisdiction in which they are employed and their employing entity, employment commencement date, notice period, salary or wages, and target bonus and commissions payments with respect to the current calendar year and bonus and commission payments made in the preceding calendar year, and if applicable, the current calendar year.
(c)   The Company has previously provided to Parent, to the extent permitted by Applicable Law, a true and complete list as of the date of this Agreement of, with respect to all individual contractors, consultants, advisors and other non-employee service providers engaged by or who otherwise provide services to the Company and are natural persons, a brief description of the services provided to the Company and such individual service provider’s: (i) name; (ii) location; (iii) rate of compensation; and (iv) length and term of service.
(d)   As of the date of this Agreement, no Senior Employee has given or received notice terminating his or her appointment or employment.
(e)   Neither the Company nor any of its Subsidiaries has since the Reference Date (i) proposed or commenced any collective redundancy, reduction in force, mass layoff or similar process (including any consultation in connection therewith) or failed to comply in all material respects with its obligations in respect of such process under Applicable Law, or (ii) been a party to a relevant transfer (as defined in any law implementing the European Union Acquired Rights Directive 2001/23/EC or any other similar law in any jurisdiction) or provided indemnity protection to any third party in relation to any relevant transfer taking place within that timeframe, in either case having failed to comply in any material respects with any obligations imposed by such law or, to the Company’s knowledge, acquired liability for any other party’s failure to comply.
(f)   Neither the Company nor any of its Subsidiaries is a party to or subject to, or is currently negotiating in connection with entering into, any collective bargaining agreement or any other similar agreement or arrangement with, or commitment to, any labor organization, labor or trade union, works council, staff association or other employee representative body, and, to the Company’s knowledge: (i) no employee of the Company or any of its Subsidiaries is a member of any trade or labor union, works council, staff association, labor organization or other employee representative body; and (ii) from the Reference Date through the date of this Agreement, to the knowledge of the Company, there has not been any organizational campaign, card solicitation, petition or other unionization or similar activity seeking recognition of a collective bargaining or similar unit relating to any director, officer, or employee of the Company or any of its Subsidiaries. Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, as of the date of this Agreement, (x) there are no unfair labor practice complaints pending or, to the Company’s knowledge, threatened in writing against the Company or any of its Subsidiaries before the National Labor Relations Board or any other Governmental Authority or any current union representation questions involving any director, officer, or employee (including any former director, officer, or employee) of the Company or any of its Subsidiaries with respect to the Company or its Subsidiaries, and (y) since the Reference Date there has not been, and there is, no labor strike, slowdown, stoppage, picketing, interruption of work or lockout pending or, to the Company’s knowledge, threatened against or affecting the Company or any of its Subsidiaries.
(g)   No current request made pursuant to: Schedule A1 Part I of the United Kingdom Trade Union and Labour Relations (Consolidation) Act 1992 for recognition of any trade union or Regulation 7 of the United Kingdom Information and Consultation of Employees Regulations 2004 to negotiate an agreement in respect of information or consultation, has been received by the Company or any of its Subsidiaries nor, to the Company’s knowledge does any trade or labor union, works council, staff association, other employee representative body or group of employees currently intend to submit any such request to the Company or any of its Subsidiaries.
(h)   The Company and its Subsidiaries have not entered into any agreement with any works council, trade or labor union, staff association, labor organization, or other representative body that would require the Company to obtain the consent of, or provide advance notice or information to such works council, trade or labor union, staff association, labor organization, or other employee representative body of the transactions contemplated by this Agreement.
(i)   Neither the Company nor any of its Subsidiaries is involved in any active, pending or, to the Company’s knowledge, threatened material Proceedings in respect of any of its or their current or former employees, consultants, independent contractors, directors or officers and except as would not be material, to the Company’s knowledge, no facts or circumstances exist that could give rise to such material Proceedings.
Section 4.19   Intellectual Property.
(a)   Section 4.19(a) of the Company Disclosure Schedule is a complete and accurate list, as of the date of this Agreement, of all Patents, registered Marks, registered Copyrights and registered Internet Properties, and applications for any of the foregoing, that are owned by or purported to be owned by, or that are filed or registered in the name of, the Company or any of its Subsidiaries (in each case alone or together with any other party) (the “Company Registered IP”), indicating for each item the registration or application number and the applicable jurisdiction.
(b)   Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (i) each item of Company Owned IP is legally, beneficially and solely owned by the Company or one of its Subsidiaries, free and clear of all Liens (other than Permitted Liens), (ii) none of the Company Registered IP has lapsed, expired, or been abandoned (including as a result of failure to pay the necessary renewal or maintenance fees) prior to the end of the applicable term of such Company Registered IP, except where the Company has made a reasonable business decision to not maintain such Company Registered IP, (iii) none of Company Registered IP that has issued has subsequently been adjudged invalid or unenforceable, (iv) to the knowledge of the Company, all Company Registered IP is subsisting, valid and enforceable, (v) to the knowledge of the Company, there is no opposition, interference, derivation, cancellation Proceeding pending or threatened against the Company or its Subsidiaries challenging or contesting the ownership, validity, scope or enforceability of any Company Registered IP (other than ordinary course Proceedings related to the application for, or renewal of, any item of Company Registered IP), and (vi) none of the Company or any of its Subsidiaries has waived any right, or granted the right to any Third Party, to bring a claim or suit against any other Third Party for infringement or misappropriation of the Company Owned IP covering the Company Platform or any Company Internal Drug Product Candidate.
(c)   The Company or its Subsidiaries owns or otherwise has the right to use all Intellectual Property Rights used in or necessary for the conduct of the business of the Company and its Subsidiaries as currently conducted by the Company and its Subsidiaries. Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, the Company Intellectual Property constitutes all of the material Intellectual Property Rights necessary (i) for the conduct of the business of the Company as currently conducted and (ii) to use, develop and maintain the Company Platform as currently used, developed and maintained, or to develop, manufacture, sell or exploit the Company Internal Drug Product Candidates as currently being developed or manufactured by the Company and its Subsidiaries as of the date of this Agreement. Except under any Company Material Contract, neither the Company or its Subsidiaries has sold, assigned, licensed exclusively, or agreed to do any of the foregoing in respect of material Company Intellectual Property. No agreement under which the Company or any of its Subsidiaries is granted rights to any material Company Intellectual Property is subject to any written notice of termination or breach (or, to the knowledge of the Company, any threat of termination or breach), and to the knowledge of the Company, all such agreements are valid and subsisting and, to the knowledge of the Company, no party to them is in any material breach of the same.
(d)   Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (i) to the knowledge of the Company, none of the Company Owned IP is subject to any Order or Proceeding pending or threatened, naming the Company or any of its Subsidiaries contesting the proprietorship, validity, enforceability, or use thereof, or rights thereto by or of the Company or any of its Subsidiaries, (ii) to the knowledge of the Company, neither the Company Platform, Company Internal Drug Product Candidates, Company Owned IP, nor the operation of the business of the Company or any of its Subsidiaries, including the use, development, maintenance or exploitation of the Company Platform or the development, manufacture, sale or exploitation of such Company Internal Drug Product Candidates for the indications currently being developed or manufactured, infringes, misappropriates, misuses or otherwise violates and has not infringed, misappropriated, misused or otherwise violated any Intellectual Property Rights of any Third Party, (iii) to the knowledge of the Company, no Third Party has infringed, misappropriated, misused or otherwise violated any Company Owned IP or any Intellectual Property Rights exclusively licensed to the Company or its Subsidiaries, and (iv) neither the Company nor any Subsidiary of the Company has instituted or threatened in writing to institute any Order or Proceeding against any Third Party alleging that such Third Party is infringing, misappropriating, misusing, or otherwise violating any Company Intellectual Property.
(e)   At no time during the conception of or reduction to practice of any of the Company Owned IP was any officer or employee of the Company who contributed to such Company Owned IP (or, to the knowledge of the Company, any founder, developer, inventor or other contributor to such Company Owned IP) operating under any grants from any private source, performing research sponsored by any private source or subject to any employment agreement or invention assignment or nondisclosure agreement or other obligation with any Third Party that could, as a result of that funding, sponsorship, agreement or other obligation, result in that Third Party holding an ownership, financial or license interest in such Company Owned IP or (except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect) otherwise encumber the Company’s rights in such Company Owned IP.
(f)   Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, the Company and its Subsidiaries have taken commercially reasonable steps to protect and maintain any material Trade Secrets included in Company Owned IP, and to the knowledge of the Company, there have been no material unauthorized uses or disclosures of any such material Trade Secrets.
(g)   Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, to the knowledge of the Company, (A) the Company and its Subsidiaries have complied with any and all obligations to the extent applicable pursuant to the Bayh-Dole Act, 35 U.S.C. §200-212, with respect to any Patents that are part of Company Registered IP and are covered, or practiced by, the Company Platform or a Company Internal Drug Product Candidate (including its manufacture), and (B) no funding, facilities or personnel of any Governmental Authority or any university, college, research institute or other institution has been used to create or develop any Patents that are part of Company Registered IP and are covered or practiced by the Company Platform, a Company Internal Drug Product Candidate or a Company External Drug Product Candidate (including their manufacture), except for any such funding or use of facilities or personnel that has not resulted in such Governmental Authority or any university, college, research institute or other institution holding any ownership interest in such Patents that are part of Company Registered IP and are covered or practiced by the Company Platform, a Company External Drug Product Candidate or a Company Internal Drug Product Candidate (including their manufacture).
(h)   Except as has not and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, the consummation of the Transaction would not result in (i) the Company or any of its Subsidiaries terminating or having terminated any Contract under which the Company or any of its Subsidiaries is granted rights to any material Company Intellectual Property; or (ii) the Company or any of its Subsidiaries exclusively licensing, selling or assigning to any Third Party any material Company Intellectual Property.
(i)   Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, the Company and its Subsidiaries have obtained from all current or former employees, officers, consultants, contractors and others who have created or developed material Intellectual Property Rights for or on behalf of the Company or any of its Subsidiaries, valid assignments (or, in the case of consultants and contractors, assignment or license) of such parties’ rights in such Intellectual Property Rights to the Company or one of its Subsidiaries, to the extent permitted by Applicable Law, or the Company and its Subsidiaries otherwise exclusively own such Intellectual Property Rights by operation of law.
(j)   To the knowledge of the Company, no current or former employee, consultant, advisor or independent contractor of the Company or its Subsidiaries: (i) is in material violation of any term or covenant of any Contract relating to invention disclosure, Intellectual Property Rights assignment, confidentiality, non-disclosure, or any non-compete relating to the Company and its Subsidiaries’ businesses or the Company Intellectual Property, (ii) has developed any Technology for the Company or its Subsidiaries that is subject to any agreement under which such employee, consultant, advisor or independent contractor has assigned or otherwise granted to any Third Party any rights (including Intellectual Property Rights) in or to such Technology, or (iii) has alleged that they have any right or entitlement to compensation, payment or other consideration, in addition to their salary or consultancy fees, in respect of any Intellectual Property Rights developed for the Company or its Subsidiaries, including in respect of any Company Owned IP.
(k)   Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, all collection, acquisition, use, storage, transfer (including any cross-border transfers), distribution, dissemination or other processing by or on behalf of the Company and any of its Subsidiaries of Personal Data are, and have since the Reference Date been, in all material respects in compliance with all applicable Privacy Legal Requirements. Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, since the Reference Date, (i) neither the Company nor any of its Subsidiaries has received any written notice alleging any material violation by the Company or any of its Subsidiaries of any Privacy Legal Requirement, nor, to the knowledge of the Company, has the Company or any of its Subsidiaries been threatened in writing to be charged with any such violation by any Governmental Authority, (ii) neither the Company nor any of its Subsidiaries has received any material written complaint alleging non-compliance with any Privacy Legal Requirement by any Person with respect to the collection, acquisition, use, storage, transfer (including any cross-border transfers), distribution, dissemination or other processing of Personal Data by the Company or any of its Subsidiaries, and (iii) to the knowledge of the Company, there has been no unauthorized use, access or disclosure of Personal Data nor any material non-compliance or material violation by, or on behalf of, the Company and its Subsidiaries of any Privacy Legal Requirement.
(l)   Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, since the Reference Date, (i) the Company and its Subsidiaries have implemented policies and procedures consistent with standard industry practice to protect the security, confidentiality, integrity and availability of information technology systems of the Company and its Subsidiaries, (ii) the Company and its Subsidiaries have entered into written agreements with all third-party service providers, outsourcers, processors or other third parties who process, store or otherwise handle Personal Data for or on behalf of the Company and its Subsidiaries that obligate such persons to comply with applicable Privacy Legal Requirements in all material respects and to take steps to protect and secure Personal Data, and (iii) to the knowledge of the Company, there has been no unauthorized use, access or disclosure or other security incident of or involving Personal Data collected or used in connection with or under the control of the Company or any of its Subsidiaries. To the Company’s knowledge, since the Reference Date, none of the third-party service providers, outsourcers, processors or other third parties who process, store or otherwise handle Personal Data for or on behalf of the Company and its Subsidiaries have (A) suffered any security breach that resulted in any unauthorized access to, modification of, use of, disclosure of or loss of or damage to any Personal Data processed, stored or otherwise handled on behalf of the Company or (B) materially breached any Contracts with the Company or any Subsidiary of the Company relating to Personal Data, in each case, except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
(m)   Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, since the Reference Date, (i) to the knowledge of the Company, there have been no security breaches of, or unauthorized access to, the information technology systems of the Company nor any of its Subsidiaries, and (ii) there have been no disruptions in any such information technology systems that adversely affected the operations of the business of the Company or any of its Subsidiaries.
(n)   Neither the Company nor its Subsidiaries has disclosed, delivered, licensed or made available to any Person or agreed or obligated itself to disclose, deliver, license or make available to any Person, or permitted the disclosure or delivery to any escrow agent or other Person of, any Company Source Code, other than disclosures to employees and individual independent contractors involved in the development of the Company Platform under binding written agreements that prohibit use or disclosure except in the performance of services for the Company or its Subsidiaries, as applicable. The consummation of the transaction contemplated by this Agreement, would not result in the Company or its Subsidiaries having to disclose, deliver, license or make available to any Person or any escrow agent (or agree to do so) any Company Source Code.
(o)   Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect: (i) to the knowledge of the Company, the software that has been incorporated into the Company Platform does not contain any Contaminants; and (ii) each of the Company and its Subsidiaries has implemented procedures consistent with standard industry practices to ensure that the Company Platform is free from Contaminants.
(p)   Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, to the knowledge of the Company, the Company Platform neither contains any bugs which adversely affect the value or functionality of the Company Platform nor fails to comply with any applicable warranty or other contractual commitment relating to use, functionality, or performance of such Company Platform.
(q)   Each of the Company and its Subsidiaries has been since the Reference Date and is in compliance with the terms and conditions of all applicable Open Source Licenses used by the Company or its Subsidiaries, as applicable, including attribution and copyright notice requirements, except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, Open Source Materials included in, used in or combined with any component of the Company Platform, as the case may be, have not created an obligation on the Company or its Subsidiaries to grant, or granted, to any third party any rights or immunities under any Company Source Code (including any obligation that such Company Source Code be (i) disclosed or distributed in Source Code form, (ii) be licensed for the purpose of making derivative works, or (iii) be redistributable at no charge).
(r)   The Company and each of its Subsidiaries have complied with all license terms applicable to each Third Party dataset used to train, teach or improve any Company AI Component, including (i) the end user license agreement or other terms that govern the Company’s or its Subsidiaries’ use of any application programming interface used to collect such data, and (ii) the website terms or other terms that govern the Company’s and its Subsidiaries’ collection and use of each such Third Party dataset, in each case, except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
(s)   The Company and each of its Subsidiaries maintains industry standard access control protocols and capabilities that secure access to the Company AI Components. To the knowledge of the Company, except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, there has been (i) no unauthorized access to the algorithms or software used in any Company AI Component, or to the data used to train, teach, or improve any Company AI Component; (ii) no unauthorized access to the systems used in the development, improvement or operation of the Company AI Components; and (iii) no use of the Company AI Components by a third party to engage in unlawful activity or any activity that violates the Company’s or any of its Subsidiaries’ license terms, terms of service or Contracts.
(t)   Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, there has been (A) no complaint, claim, proceeding or litigation received by the Company or any of its Subsidiaries alleging that Training Data used in the development, training, improvement or testing of any Company AI Component was falsified, biased, untrustworthy or manipulated in an unethical or unscientific way; and no report, finding or impact assessment of any internal or external auditor, technology review committee, independent technology consultant, whistle-blower, transparency or privacy advocate, labor union, journalist or academic that makes any such allegation; and (B) no request from regulators or legislators received by the Company or any of its Subsidiaries concerning any Company AI Component or related AI Technology.
Section 4.20   Properties.   Neither the Company nor any Subsidiary of the Company owns any real property. As of the date hereof, neither the Company nor any Subsidiary of the Company has subleased, licensed or otherwise granted any Person the right to use or occupy any real property. Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (a) the Company or its relevant Subsidiary has a good and valid leasehold or license interest in the real property which the Company or any such Subsidiary of the Company leases, subleases, licenses, uses or occupies (any such properties, the “Real Properties”), free and clear of all Liens, except for Permitted Liens, and (b) each Contract pursuant to which the Company or any of its Subsidiaries leases, subleases, licenses, uses or occupies any Real Property (any such Contract, a “Lease”) is, subject to the Bankruptcy and Equity Exceptions, a valid and binding obligation of the Company or a Subsidiary of the Company (as the case may be) and, to the knowledge of the Company, each of the other parties thereto, and in full force and effect and enforceable in accordance with its terms against the Company or its Subsidiaries (as the case may be) and, to the knowledge of the Company, each of the other parties thereto (except for such Leases that are terminated after the date of this Agreement in accordance with their respective terms, other than as a result of a default or breach by the Company or any of its Subsidiaries of any of the provisions thereof). To the knowledge of the Company, as of the date of this Agreement, no Person is seeking to terminate or challenge the validity or enforceability of any Lease, except such terminations or challenges which have not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Neither the Company nor any of its Subsidiaries, nor, to the knowledge of the Company, any of the other parties thereto, has violated any provision of, or committed or failed to perform any act that (with or without notice, lapse of time or both) would constitute a default under any provision of, and neither the Company nor any of its Subsidiaries has received written notice that it has violated or defaulted under, any Leases, except for those violations and defaults (or potential defaults) that would not have had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. The Company has made available to Parent true and complete copies of each Lease (and all material documents supplemental to it) in effect as of the date hereof. The properties leased under the Leases are all the real properties required to carry on the businesses of the Company and its Subsidiaries as currently operated.
Section 4.21   Environmental Matters.   Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect: (a) the Company and its Subsidiaries are, and since the Reference Date have been, in compliance with all Environmental Laws and all Environmental Permits and hold all applicable Environmental Permits, (b) none of the Company or any of its Subsidiaries has Released any Hazardous Substance at any real properties owned or subject to any Lease or otherwise operated by the Company or any of its Subsidiaries and (c) since the Reference Date, no notice, notification, demand, request for information, citation, summons or order has been received, no complaint has been filed, no penalty has been assessed, and no Proceeding is pending or, to the knowledge of the Company, threatened by any Governmental Authority or other Person alleging that the Company or any of its Subsidiaries has any liability that relates to, or arises under, any Environmental Law or Environmental Permit.
Section 4.22   FCPA; Anti-Corruption; Sanctions.
(a)   Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, none of the Company, any of its Subsidiaries or any of their respective directors or officers, or, to the knowledge of the Company, any employee, agent or representative of the Company or any of its Subsidiaries, in each case acting on behalf of the Company or any of its Subsidiaries, has, in the last five years, in connection with the business of the Company or any of its Subsidiaries, (i) taken any action in violation of the FCPA or other applicable Bribery Legislation (in each case to the extent applicable), (ii) offered, authorized, provided or given (or made attempts at doing any of the foregoing) any payment or thing of value to any Person, including a “foreign official” (as defined by the FCPA), for the purpose of influencing any act or decision of such Person to unlawfully obtain or retain business or other advantage or (iii) taken any other action that would constitute an offer to pay, a promise to pay or a payment of money or anything else of value, or an authorization of such offer, promise or payment, directly or indirectly, to any Representative of another Person in the course of their business dealings with the Company or any Subsidiary of the Company, in order to unlawfully induce such Person to act against the interest of his or her employer or principal, in each case in violation of applicable Bribery Legislation.
(b)   None of the Company, any of its Subsidiaries or any of their respective directors or officers, or, to the knowledge of the Company, any employee of the Company or any of its Subsidiaries, is, or in the last five years has been, subject to any actual or, to the knowledge of the Company, threatened civil, criminal, or administrative Proceedings, notices of violation, demand letters, settlements, or enforcement actions by any Governmental Authority, or made any voluntary disclosures to any Governmental Authority, involving the Company or any of its Subsidiaries relating to violation of any applicable Bribery Legislation, including the FCPA.
(c)   The Company and each of its Subsidiaries has made and kept books and records, accounts and other records, which, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the Company and each of its Subsidiaries in all material respects as required by the FCPA.
(d)   The Company and each of its Subsidiaries has instituted policies and procedures reasonably designed to achieve compliance with applicable Sanctions Laws (to the extent applicable to the Company’s businesses), the FCPA and other applicable Bribery Legislation and maintain such policies and procedures in force.
(e)   Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, none of the Company, any of its Subsidiaries or any of their respective directors or officers, or, to the knowledge of the Company, any of their respective employees, agents or representatives (i) is a Sanctioned Person, (ii) has, in the last five years, engaged in, has any commitment to engage in, direct or indirect dealings with any Person who was at that time a Sanctioned Person or in any Sanctioned Country on behalf of the Company or any of its Subsidiaries in violation of applicable Sanctions Law or (iii) has, in the last five years, violated, or engaged in any conduct constituting a violation of any applicable Sanctions Law, nor to the knowledge of the Company, been the subject of an investigation or allegation by a Governmental Authority of such a violation.
Section 4.23   Insurance.   Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (a) the Company and its Subsidiaries maintain valid and enforceable insurance coverage in full force and effect with reputable insurers in such amounts and covering such risks as the Company reasonably believes, based on past experience, is adequate for the businesses and operations of the Company and its Subsidiaries, and (b) all premiums due thereunder have been paid. Neither the Company nor any Subsidiary of the Company has received notice of cancellation or termination with respect to any current third-party insurance policies or insurance Contracts (other than in connection with renewals or replacements of any such insurance policies or Contracts in the ordinary course of business) where such cancellation or termination would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
Section 4.24   Transactions with Affiliates.   Since the Reference Date through the date of this Agreement, there have been no transactions, or series of related transactions, agreements, arrangements or understandings in effect, nor are there any currently proposed transactions, or series of related transactions, agreements, arrangements or understandings, that would be required to be disclosed under Item 404(a) of Regulation S-K that have not been otherwise disclosed in Company SEC Documents filed prior to the date hereof.
Section 4.25   Antitakeover Statutes and United Kingdom Takeover Code.   There are no “moratorium,” “control share acquisition,” “fair price,” “supermajority,” “affiliate transactions,” or “business combination statute or regulation” or other similar state or other anti-takeover laws and regulations applicable to the Transaction or any other transactions contemplated by this Agreement. The United Kingdom Panel on Takeovers and Mergers (the “Panel”) has confirmed to the Company, and has not communicated anything to the contrary to the Company since that confirmation, that it does not consider that the Company has its place of central management and control in the United Kingdom, the Channel Islands or the Isle of Man and accordingly, the Takeover Code does not apply to the Company.
Section 4.26   Opinion of Financial Advisor.   Centerview Partners LLC, the financial advisor to the Company, has delivered to the Company Board its opinion to the effect that, as of the date of such opinion and based upon and subject to the various factors and assumptions set forth therein, the Exchange Ratio is fair, from a financial point of view, to the holders of Company Ordinary Shares other than the Excluded Shares (as such term is defined in the Scheme of Arrangement). A written copy of such opinion shall be delivered promptly to Parent after the date of this Agreement for informational purposes only.
Section 4.27   Finders’ Fees.   Except for Centerview Partners LLC, there is no investment banker, broker, finder or other intermediary that has been retained by or is authorized to act on behalf of the Company or any of its Subsidiaries who might be entitled to any finders or similar fee or commission from the Company or any of its Affiliates in connection with the execution of this Agreement or the transactions contemplated by this Agreement. The Company has made available to Parent a true and complete executed copy of the engagement letter between the Company and Centerview Partners LLC entered into in connection with this Agreement.
Section 4.28   No Other Representations and Warranties.   Except for the representations and warranties made by the Company in this Article IV (as qualified by the applicable items disclosed in the Company Disclosure Schedule in accordance with the introduction to this Article IV) and in the certificate to be delivered by the Company pursuant to Section 9.02(d), neither the Company nor any other Person makes or has made any representation or warranty, expressed or implied, at law or in equity, with respect to or on behalf of the Company or its Subsidiaries, their businesses, operations, assets, liabilities, financial condition, results of operations, future operating or financial results, estimates, projections, forecasts, plans or prospects (including the reasonableness of the assumptions underlying such estimates, projections, forecasts, plans or prospects) or the accuracy or completeness of any information regarding the Company or its Subsidiaries or any other matter furnished or provided to Parent or made available to Parent in any “data rooms,” “virtual data rooms,” management presentations or in any other form in expectation of, or in connection with, this Agreement or the transactions contemplated hereby. The Company and its Subsidiaries disclaim any other representations or warranties, whether made by the Company or any of its Subsidiaries or any of their respective Affiliates or Representatives. The Company acknowledges and agrees that, except for the representations and warranties made by Parent in Article V (as qualified by the applicable items disclosed in the Parent Disclosure Schedule in accordance with the introduction to Article V) and the certificate delivered by Parent pursuant to Section 9.03(d), neither Parent nor any other Person is making or has made any representations or warranty, expressed or implied, at law or in equity, with respect to or on behalf of any member of the Parent Group, their businesses, operations, assets, liabilities, financial condition, results of operations, future operating or financial results, estimates, projections, forecasts, plans or prospects (including the reasonableness of the assumptions underlying such estimates, projections, forecasts, plans or prospects) or the accuracy or completeness of any information regarding any member of the

Parent Group or any other matter furnished or provided to Parent or made available to Parent in any “data rooms,” “virtual data rooms,” management presentations or in any other form in expectation of, or in connection with, this Agreement, or the transactions contemplated hereby or thereby. The Company specifically disclaims that it is relying on or has relied on any such other representations or warranties that may have been made by any Person, and acknowledges and agrees that Parent and their Affiliates have specifically disclaimed and do hereby specifically disclaim any such other representations and warranties.
Article V
REPRESENTATIONS AND WARRANTIES OF PARENT
Except (a) as set forth in the section or subsection of the Parent Disclosure Schedule corresponding to the particular section or subsection in this Article V or in any other section or subsection of Article V of the Parent Disclosure Schedule to the extent it is reasonably apparent on the face of such disclosure that it is applicable to qualify such representation and warranty and (b) as disclosed in any Parent SEC Document publicly filed since the Reference Date and prior to the date of this Agreement; provided that in no event shall any information contained in any part of any Parent SEC Document entitled “Risk Factors,” “Forward-Looking Statements,” “Special Note Regarding Forward Looking Statements” or “Note Regarding Forward Looking Statements” or any other disclosures in any Parent SEC Document that are not statements of fact or are cautionary, predictive or forward-looking in nature be deemed to be a disclosure for purposes of or otherwise qualify any such representations and warranties; provided, further that this clause (b) will not apply to the representations and warranties contained in Section 5.01, Section 5.02, Section 5.05 or Section 5.20, Parent hereby represents and warrants to the Company as set forth below:
Section 5.01   Corporate Existence and Power.   Parent is a corporation duly incorporated and validly existing under the laws of the State of Delaware. Parent has all requisite corporate power and authority required to own or lease all of its properties or assets and to carry on its business as now conducted, except where the failure to have such power and authority (a) has not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect or (b) would not reasonably be expected to, individually or in the aggregate, prevent, materially delay or materially impair the ability of Parent to perform its obligations under this Agreement or to consummate the Transaction. Parent is duly qualified to do business and, where applicable, is in good standing in each jurisdiction where such qualification and/or standing is necessary, except for those jurisdictions where failure to be so qualified or in good standing (i) has not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect or (ii) would not reasonably be expected to, individually or in the aggregate, prevent, materially delay or materially impair the ability of Parent to perform its obligations under this Agreement or to consummate the Transaction. Prior to the date of this Agreement, Parent has made available to the Company a true and complete copy of the certificate of incorporation and bylaws of Parent as in effect on the date of this Agreement (the “Parent Organizational Documents”). The Parent Organizational Documents are in full force and effect and Parent is not in violation of the Parent Organizational Documents in any material respect.
Section 5.02   Corporate Authorization.
(a)   The execution, delivery and performance by Parent of this Agreement and the consummation by Parent of the transactions contemplated by this Agreement and the Scheme of Arrangement are within the corporate powers and authority of Parent and, except for the Parent Stockholder Approval, have been duly authorized by all necessary corporate action on the part of Parent. The Parent Stockholder Approval is the only vote of the Parent Stockholders or the holders of any other Equity Securities of Parent necessary in connection with this Agreement and the Scheme of Arrangement and the consummation by Parent of the transactions contemplated by this Agreement and the Scheme of Arrangement. This Agreement has been duly executed and delivered by Parent and (assuming due authorization, execution and delivery by the Company) constitutes a valid, legal and binding agreement of Parent enforceable against Parent in accordance with its terms (subject to the Bankruptcy and Equity Exceptions).
(b)   The Parent Board (i) unanimously resolved that the entry by Parent into this Agreement and the implementation of the Transaction, including, subject to obtaining the Parent Stockholder Approval,

the delivery to the Scheme Shareholders of Parent Common Stock in connection therewith, is in the best interests of Parent and the Parent Stockholders, and declared it advisable to enter into this Agreement and to consummate the transactions contemplated hereby, including the Transaction, (ii) approved the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, including the Transaction, and (iii) unanimously resolved to recommend that the Parent Stockholders approve the Parent Share Issuance at the Parent Stockholder Meeting (such recommendation referred to herein as the “Parent Board Recommendation”). Except, with respect to clause (iii) of the preceding sentence, as permitted by Section 7.02, the Company Board has not subsequently rescinded, modified or withdrawn any of the foregoing resolutions.
Section 5.03   Governmental Authorization.   The execution, delivery and performance by Parent of this Agreement and the consummation by Parent of the transactions contemplated hereby and by the Scheme of Arrangement (including the Transaction) require no action by or in respect of, Consents of, or Filings with, any Governmental Authority other than (a) compliance with any applicable requirements of the HSR Act, (b) compliance with such Foreign Antitrust Laws or Foreign Investment Laws, in each case, set forth on Section 5.03 of the Parent Disclosure Schedule, (c) compliance with any applicable requirements of the 1933 Act, the 1934 Act and any other applicable U.S. state or federal securities laws or pursuant to the rules of Nasdaq, (d) compliance with the Companies Act, (e) the sanction of the Scheme of Arrangement by the Court and (f) any other actions, Consents or Filings the absence of which (i) has not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect or (ii) would not reasonably be expected to, individually or in the aggregate, prevent, materially delay or materially impair the ability of Parent to perform its obligations under this Agreement or to consummate the Transaction.
Section 5.04   Non-contravention.   Assuming compliance with the matters referred to in Section 5.03, receipt of the Parent Stockholder Approval and the sanction of the Scheme of Arrangement by the Court, the execution, delivery and performance by Parent of this Agreement and the consummation by Parent of the transactions contemplated hereby and thereby and by the Scheme of Arrangement (including the Transaction) do not and will not (a) contravene, conflict with, or result in any violation or breach of any provision of the Parent Organizational Documents, (b) contravene, conflict with or result in any violation or breach of any provision of any Applicable Law, (c) require any Consent by any Person under, constitute a default, or an event that, with or without notice or lapse of time or both, would constitute a default under, or cause or permit the termination, cancellation, acceleration or other change of any right or obligation or the loss of any benefit to which Parent or any of its Subsidiaries is entitled under, any provision of any Contract or permit binding on Parent or any of its Subsidiaries, or (d) result in the creation or imposition of any Lien (other than Permitted Liens) on any asset of Parent or any of its Subsidiaries, except, in the case of clauses (b)-(d), as (i) has not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect or (ii) would not reasonably be expected to, individually or in the aggregate, prevent, materially delay or materially impair the ability of Parent to perform their obligations under this Agreement or to consummate the Transaction.
Section 5.05   Capitalization.
(a)   The authorized capital stock of Parent consists of (i) 1,989,032,117 shares of Parent Common Stock, (ii) 10,967,883 shares of Class B Common Stock of Parent, par value of $0.00001 per share (the “Parent Class B Common Stock”), (iii) 200,000,000 shares of Preferred Stock. As of the close of business on the Capitalization Date, there were (A) 275,069,601 shares of Parent Common Stock issued and outstanding, (B) 7,168,575 shares of Parent Class B Common Stock, (C) 0 shares of Parent Preferred Stock issued and outstanding, (D) stock options of Parent to purchase an aggregate of 16,068,826 shares of Parent Common Stock outstanding, (E) 20,719,475 shares of Parent Common Stock subject to outstanding Parent restricted stock units, and (F) 19,237,366 shares of Parent Common Stock reserved for issuance pursuant to Parent Employee Plans. Except as set forth in the preceding sentence of this Section 5.05(a), as of the date hereof, there are no issued, reserved for issuance or outstanding shares of Parent Common Stock or other Equity Securities of Parent, other than shares of Parent Common Stock issued after the Capitalization Date pursuant to the exercise of options to acquire shares of Parent Common Stock or settlement of Parent restricted stock units outstanding as of the Capitalization Date as set forth in the preceding sentence. All outstanding shares of Parent

Common Stock have been, and the Exchange Shares will be, when issued in accordance with the respective terms thereof, duly authorized and validly issued, fully paid or credited as fully paid, nonassessable, free from any transfer restrictions (other than transfer restrictions arising under applicable securities laws or restrictions imposed by the applicable Scheme Shareholder) and have not been and will not be issued in violation of any preemptive rights, rights of first refusal, subscription rights or similar rights of any Person.
(b)   There are no outstanding bonds, debentures, notes or other indebtedness of Parent or any of its Subsidiaries having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which shareholders of Parent have the right to vote. There are no outstanding obligations of Parent or any of its Subsidiaries to repurchase, redeem or otherwise acquire any shares of Parent Common Stock or other Equity Securities of Parent. Neither Parent nor any of its Subsidiaries is a party to any agreement with respect to the voting of any shares of Parent Common Stock or other Equity Securities of Parent.
Section 5.06   SEC Filings and the Sarbanes-Oxley Act.
(a)   Parent has timely filed with or furnished to the SEC all reports, schedules, forms, statements, prospectuses, registration statements and other documents required to be filed with or furnished to the SEC by Parent since the Reference Date (collectively, together with any exhibits and schedules thereto and other information incorporated therein, the “Parent SEC Documents”). No Subsidiary of Parent is required to file or furnish any report, schedule, form, statement, prospectus, registration statement or other document with the SEC.
(b)   As of its filing date (or, if amended or superseded by a filing prior to the date of this Agreement, on the date of such amended or superseding filing), the Parent SEC Documents filed or furnished to the SEC since the Reference Date complied in all material respects with the applicable requirements of the 1933 Act, the 1934 Act and the Sarbanes-Oxley Act, as the case may be. Parent is in compliance in all material respects with the applicable provisions of the Sarbanes-Oxley Act, the Dodd-Frank Wall Street Reform and Consumer Protection Act, as amended, and the applicable listing and corporate governance rules and regulations of Nasdaq.
(c)   As of its filing date (or, if amended or superseded by a filing prior to the date of this Agreement, on the date of such amended or superseding filing), each Parent SEC Document filed or furnished to the SEC since the Reference Date did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.
(d)   As of the date of this Agreement, (i) there are no material outstanding or unresolved comments received from the SEC staff with respect to any of the Parent SEC Documents and (ii) to the knowledge of Parent, none of the Parent SEC Documents (including the financial statements included therein) are subject to ongoing SEC review.
(e)   Parent maintains disclosure controls and procedures (as defined in Rule 13a-15 under the 1934 Act) that are designed to provide reasonable assurance that all information required to be disclosed in Parent’s reports filed under the 1934 Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC and that all such information is accumulated and communicated to Parent’s management as appropriate to allow timely decisions regarding required disclosure and to enable each of the principal executive officer of Parent and the principal financial officer of Parent to make the certifications required under the 1934 Act with respect to such reports.
(f)   Parent maintains internal controls designed to provide reasonable assurance regarding the reliability of Parent’s financial reporting and the preparation of Parent’s financial statements for external purposes in accordance with GAAP, and Parent’s principal executive officer and principal financial officer have disclosed, based on their most recent evaluation of such internal controls prior to the date of this Agreement, to Parent’s auditors and the audit committee of the Parent Board (i) all significant deficiencies and material weaknesses in the design or operation of internal controls which are reasonably likely to adversely affect Parent’s ability to record, process, summarize and report financial information and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in internal controls. Since the Reference Date to the date of this Agreement, each of the principal executive officer and principal financial officer of Parent (or each former principal executive officer and principal financial officer of Parent, as applicable) has made all certifications required by Rules 13a-14 and 15d-14 under the 1934 Act and Sections 302 and 906 of the Sarbanes-Oxley Act and any related rules and regulations promulgated by the SEC and Nasdaq. As of the date of this Agreement, neither Parent nor any of its executive officers has received written notice from any Governmental Authority challenging or questioning the accuracy, completeness, form or manner of filing of such certifications.
Section 5.07   Financial Statements and Financial Matters.
(a)   The audited consolidated financial statements and unaudited consolidated interim financial statements of Parent included or incorporated by reference in Parent SEC Documents (or, if any such Parent SEC Document is amended or superseded by a filing prior to the date of this Agreement, such amended or superseding Parent SEC Document) present fairly in all material respects, in conformity with GAAP applied on a consistent basis during the periods presented (except as may be indicated in the notes thereto), the consolidated financial position of the Parent Group as of the dates thereof and their consolidated results of operations and cash flows for the periods then ended (subject, in each case, to normal and recurring year-end audit adjustments in the case of any unaudited interim financial statements). Such consolidated financial statements have been prepared in all material respects from the books and records of the Parent Group.
(b)   From the Reference Date to the date of this Agreement, Parent has not received written notice from the SEC or any other Governmental Authority indicating that any of its accounting policies or practices are or may be the subject of any review, inquiry, investigation or challenge by the SEC or any other Governmental Authority. Since the Reference Date to the date of this Agreement, neither Parent nor any Subsidiary of Parent has received any material, unresolved complaint, allegation, assertion or claim regarding the accounting or auditing practices, procedures, methodologies or methods of Parent or any Subsidiary of Parent or their respective internal accounting controls.
Section 5.08   Absence of Certain Changes.
(a)   Since December 31, 2023, through the date of this Agreement, except for the negotiation of this Agreement and the transactions contemplated hereby, the business of Parent and its Subsidiaries has been conducted in all material respects in the ordinary course of business.
(b)   Since December 31, 2023, through the date of this Agreement, there has not been any event, change, effect, circumstance, fact, development or occurrence that has had or would reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.
Section 5.09   No Undisclosed Material Liabilities.   There are no liabilities or obligations of Parent or any of its Subsidiaries of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, other than (a) liabilities or obligations specifically disclosed, reflected or reserved against in the Parent Balance Sheet or in the notes thereto, (b) liabilities or obligations incurred in the ordinary course of business since December 31, 2023, (c) liabilities expressly required or expressly contemplated by this Agreement or (d) other liabilities or obligations that have not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.
Section 5.10   Information Supplied.   The information provided by and relating to the Parent Group to be contained in the Scheme Document Annex and the Proxy Statement will not, on the date the Scheme Document Annex and the Proxy Statement (and any amendment or supplement thereto) are first made available or delivered to the Company Shareholders and Parent Stockholders in definitive form and on the dates of the Scheme Meeting, the Company GM, and the Parent Stockholder Meeting, as applicable, contain any untrue statement of any material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, at the time and in light of the circumstances under which they were made, not false or misleading. Notwithstanding the foregoing, Parent makes no representation or warranty with respect to statements made or incorporated by reference in the Proxy Statement or the

Scheme Document Annex (in each case including any amendment or supplement thereto) which were not supplied in writing by or on behalf of Parent or any of its Affiliates specifically for inclusion or incorporation by reference therein.
Section 5.11   Litigation.   There are no Proceedings pending or, to the knowledge of Parent, threatened against any member of the Parent Group, any present or, to the knowledge of Parent, former officers, directors or employees of the Parent Group in their respective capacities as such, or any of the respective properties or assets of any member of the Parent Group, by or before (or, in the case of threatened Proceedings, that would be by or before) any Governmental Authority, (a) that have had or would reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect or (b) that would reasonably be expected to, individually or in the aggregate, prevent, materially delay or materially impair the ability of Parent to perform its obligations under this Agreement or to consummate the Transaction; provided, that to the extent any such representations or warranties in the foregoing clauses (a) and (b) pertain to Proceedings that relate to the execution, delivery, performance or consummation of this Agreement or any of the transactions contemplated by this Agreement, such representations and warranties are made only as of the date hereof. There is (in the case of clause (ii) below, as of the date of this Agreement) no Order outstanding against any member of the Parent Group, any present or, to the knowledge of Parent, former officers, directors or employees of the Parent Group in their respective capacities as such, or any of the respective properties or assets of any of the Parent Group or, to the knowledge of Parent, threatened against or affecting any member of the Parent Group, any present or, to the knowledge of Parent, former officers, directors or employees of any member of the Parent Group in their respective capacities as such, or any of the respective properties or assets of any member of the Parent Group, that (i) has had, or would reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect or (ii) would reasonably be expected to, individually or in the aggregate, prevent, materially delay or materially impair the ability of Parent to perform its obligations under this Agreement or to consummate the Transaction.
Section 5.12   Compliance with Laws.   Each member of the Parent Group is, and since the Reference Date has been, in compliance with and are not, and since the Reference Date have not been, in default under or in violation of all Applicable Laws, except for failures to comply that (a) have not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect or (b) would not reasonably be expected to, individually or in the aggregate, prevent, materially delay or materially impair the ability of Parent to perform their obligations under this Agreement or to consummate the Transaction.
Section 5.13   Regulatory Matters.
(a)   Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect, (i) each of Parent and its Subsidiaries holds (A) all authorizations and certifications applicable to its activities, products and functions, including, where applicable, those under the FDCA, the PHSA, and the regulations and requirements of the FDA promulgated thereunder, including good laboratory, clinical, and manufacturing practices regulations, as well as ISO certifications and standards for healthcare and related data including ISO31000, ISO14155, ISO13485, ISO9001 and ISO 27001, and (B) authorizations of any applicable Governmental Authority that are concerned with the quality, functionality, identity, strength, purity, safety, efficacy, manufacturing, testing, processing, research, packaging, labelling, storage, transport, marketing, distribution, sale, pricing, import or export of any of the Parent Drug Product Candidates (any such Governmental Authority, an “Parent Regulatory Agency”), necessary for the lawful activities and operations of the businesses of Parent or any of its Subsidiaries as currently conducted or as previously conducted during the period beginning on the Reference Date and ending on the date of this Agreement (collectively all such authorizations in (A) and (B) are referred hereafter as, the “Parent Regulatory Permits”); (ii) all such Parent Regulatory Permits are in each case valid and in full force and effect (subject to the Bankruptcy and Equity Exceptions to the extent applicable thereto); and (iii) Parent and its Subsidiaries are in compliance with the terms of all such Parent Regulatory Permits.
(b)   As of the date hereof, neither Parent nor any of its Subsidiaries (i) are party to any material corporate integrity agreements, monitoring agreements, consent decrees, settlement orders, reduced or special licensing measures, warnings notices, enhanced monitoring or audits, deficiency notices or similar agreements, notices or measures with or imposed by any Parent Regulatory Agency or (ii) has knowledge (including as a result of any communication from the FDA) that a material Parent Regulatory Permit or application for a material Parent Regulatory Permit is invalid or will be or has been suspended, rejected, cancelled, terminated or granted in a scope narrower than applied for.
(c)   All pre-clinical and clinical investigations in respect of a Parent Drug Product Candidate conducted or sponsored by Parent or any of its Subsidiaries are being, and since the Reference Date have been, conducted in compliance with all Applicable Laws administered or issued by the applicable Parent Regulatory Agencies, including (i) standards for the design, conduct, performance, monitoring, auditing, recording, analysis and reporting of clinical trials promogulated by the FDA, and as contained in Title 21 parts 50, 54, 56, 310, 312, 314, 320, and 600 of the Code of Federal Regulations, applicable research protocols, institutional review board or other ethics committee requirements, and federal and state legal requirements, and (ii) any Applicable Laws governing, relating to, or restricting the collection, processing, use and disclosure of individually identifiable information, health information, human biological samples and genetic information, and personal information, except, in each case, for such noncompliance that has not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect. Neither Parent nor any of its Subsidiaries has received any written notices, correspondence, or other communication from the FDA or any other similar Governmental Authority or any ethics committee recommending or requiring the termination, suspension, clinical hold, or material modification of any ongoing or planned clinical trials conducted by, or on behalf of, Parent.
(d)   Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect, during the period beginning on the Reference Date and ending on the date of this Agreement, neither Parent nor any of its Subsidiaries has received any written notice from the FDA or any foreign agency with jurisdiction over the design, development, testing, marketing, labeling, sale, use handling and control, functionality, safety, efficacy, reliability, distribution, storage, transport, packaging, processing, or manufacturing of Parent Drug Product Candidates that would reasonably be expected to lead to the denial, suspension, limitation, revocation, or rescission of any of the Parent Regulatory Permits or of any self-certification or application for marketing approval currently pending before the FDA or such other Parent Regulatory Agency.
(e)   Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect, Parent and its respective directors, officers, employees and, to the knowledge of Parent, its other agents (while acting in such capacity) are, and since the Reference Date have been, in compliance with all Applicable Laws relating to controlled substances or the manufacturing, testing, processing, supplying, distributing, transporting, labeling, packaging, dispensing, using, reporting, storing, disposing, importing, exporting, controlling, wholesaling, brokering or trading of controlled substances, including the federal Controlled Substances Act (21 U.S.C. §§ 801 et seq.), and the regulations promulgated pursuant thereto, and any other similar local, state, or foreign laws, including all necessary registration, recordkeeping, reporting, security and storage requirements. Since the Reference Date to the date hereof, Parent has not received any correspondence or any other written communication from any Governmental Authority, including the Drug Enforcement Administration and local, state or foreign regulatory and law enforcement authorities, of potential or actual non-compliance by, or liability of, Parent under any Applicable Law relating to controlled substances.
(f)   Since the Reference Date, all reports, documents, claims, permits and notices required to be filed, maintained or furnished to the FDA or any other Parent Regulatory Agency by Parent and its Subsidiaries have been so filed, maintained or furnished, except where failure to file, maintain or furnish such reports, documents, claims, permits or notices have not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect. All such reports, documents, claims, permits and notices were true, accurate and complete in all material respects on the date filed (or were corrected in or supplemented by a subsequent filing). Since the Reference Date, neither Parent nor any of its Subsidiaries, nor, to the knowledge of Parent, any officer, employee, agent or contractor of Parent or any of its Subsidiaries, has made an untrue statement of a material fact or a fraudulent statement to the FDA or any other Parent Regulatory Agency, failed to disclose a material fact required to be disclosed to the FDA or any other Parent Regulatory Agency, or committed an act, made a statement, or failed to make a statement, in each such case, related to the business of Parent or any of its Subsidiaries, that, at the time such disclosure was made, would reasonably be expected to provide a basis for the FDA to invoke its policy respecting “Fraud, Untrue Statements of Material Facts, Bribery, and Illegal Gratuities”, set forth in 56 Fed. Reg. 46191 (September 10, 1991) or for any other Parent Regulatory Agency to invoke any similar policy, except for any act or statement or failure to make a statement that has not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect. Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect, since the Reference Date, (i) neither Parent nor any of its Subsidiaries, nor, to the knowledge of Parent, any officer, employee, agent or contractor of Parent or any of its Subsidiaries, has been debarred or convicted of any crime or engaged in any conduct for which debarment is mandated by 21 U.S.C. § 335a(a) or any similar Applicable Law or authorized by 21 U.S.C. § 335a(b) or any similar Applicable Law applicable in other jurisdictions in which any of the Parent Drug Product Candidates are tested, manufactured, marketed, distributed, or sold or where Parent has publicly announced an intention to sell an Parent Drug Product Candidate; and (ii) neither Parent nor any of its Subsidiaries, nor, to the knowledge of Parent, any officer, employee, agent or contractor of Parent or any of its Subsidiaries, has been excluded from participation in any federal health care program or convicted of any crime or engaged in any conduct for which such Person could reasonably be expected to be excluded from participating in any federal health care program, health or buying procurement program, pricing or reimbursement scheme under Section 1128 of the Social Security Act of 1935 or any similar program, including any conduct that would constitute non-compliance with the Federal Anti-Kickback Statute, Federal False Claims Act, or their respective state equivalents.
(g)   Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect, as to each Parent Drug Product Candidate subject to the FDCA and the regulations of the FDA promulgated thereunder or any similar Applicable Law in any applicable jurisdiction, each such Parent Drug Product Candidate is being or has been designed, developed, manufactured, stored, distributed and marketed in compliance with all Applicable Laws, including those relating to investigational use, marketing approval, current good clinical practices and good manufacturing practices, packaging, functionality, labeling and product claims, advertising, record keeping, reporting, and security. There are no Proceedings pending or, to the knowledge of Parent, threatened, including any prosecution, injunction, seizure, civil fine, debarment, suspension or recall, in each case alleging any violation applicable to any Parent Platform or Parent Drug Product Candidate by Parent or any of its Subsidiaries of any Applicable Law, except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.
(h)   Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect, (i) during the period beginning on the Reference Date and ending on the date of this Agreement, neither Parent nor any of its Subsidiaries have voluntarily or involuntarily initiated, conducted or issued, or caused to be initiated, conducted or issued, any material recall, field corrections, market suspension, withdrawal or replacement, safety alert, warning, “dear doctor” letter, investigator notice, or other notice or action to wholesalers, distributors, retailers, healthcare professionals or patients relating to an alleged lack of safety, functionality, efficacy or regulatory compliance of any Parent Drug Product Candidate and (ii) to the knowledge of Parent, neither Parent nor any of its Subsidiaries has received, any written notice from the FDA or any other Parent Regulatory Agency during the period beginning on the Reference Date and ending on the date of this Agreement regarding (A) the recall, market withdrawal or replacement of any Parent Drug Product Candidate (other than recalls, withdrawals or replacements that are not material to Parent and its Subsidiaries, taken as a whole), (B) a material change in the marketing classification or a material change in the labeling of any such Parent Drug Product Candidates, (C) a termination or suspension of the manufacturing, marketing, testing, or distribution of such Parent Drug Product Candidates, or (D) a material negative change in reimbursement status of an Parent Drug Product Candidate.

Section 5.14   Material Contracts.
(a)   The following Contracts, other than Parent Employee Plans, to which Parent or any of its Subsidiaries is a party or by which any of them or any of their respective assets are bound are each referred to herein as a “Parent Material Contract”:
(i)   any Contract in effect as of the date hereof that would be required to be filed with the SEC pursuant Item 601(b)(10) of Regulation S-K under the Securities Act;
(ii)   any Contract (other than Leases), including any development, manufacturing, supply or distribution agreement, that involved or would reasonably be expected to involve in the fiscal year ending December 31, 2024, the payment or delivery of cash or other consideration by or to Parent or any of its Subsidiaries in an amount that had a value or having an expected value in excess of $8,000,000;
(iii)   any Contract that (A) limits or purports to limit, in any material respect, the freedom of Parent or any of its Subsidiaries to engage or compete in any line of business or with any Person or in any area, (B) contains material exclusivity or “most favored nation” obligations or restrictions with respect to Parent or any of its Subsidiaries or (C) contains any other provisions that restrict the ability of Parent or any of its Subsidiaries to develop, use or maintain the Parent Platforms or to sell, market, distribute, promote, manufacture, develop, use, commercialize, or test or research any Parent Drug Product Candidate, directly or indirectly through Third Parties, in any material respect; and
(iv)   all material Contracts pursuant to which Parent or any of its Subsidiaries (A) receives or is granted any license (including any sublicense) to, or covenant not to be sued under, any Intellectual Property Rights (other than licenses to commercially available software, including off-the-shelf software, or other commercially available technology), including any Intellectual Property Rights (i) with respect to the Parent Platforms or any Parent Drug Product Candidate, or (ii) used in the operation of the business of Parent or its Subsidiaries as of immediately prior to the Effective Time or (B) grants any license (including any sublicense) to, or covenant not to be sued under, any Parent Intellectual Property (other than non-exclusive licenses granted in the ordinary course of business), in the case of each of clauses (A) and (B), that are material to the development of the Parent Platforms or the development or manufacture of any Parent Drug Product Candidate and involved aggregate payments by or to Parent or any of its Subsidiaries in excess of $8,000,000 in the fiscal year ending December 31, 2023.
(b)   All Parent Material Contracts are, subject to the Bankruptcy and Equity Exceptions, (i) valid and binding obligations of Parent or a Subsidiary of Parent (as the case may be) and, to the knowledge of Parent, each of the other parties thereto, and (ii) in full force and effect and enforceable in accordance with their respective terms against Parent or its Subsidiaries (as the case may be) and, to the knowledge of Parent, each of the other parties thereto (in each case except for such Parent Material Contracts that are terminated after the date of this Agreement in accordance with their respective terms, other than as a result of a default or breach by Parent or any of its Subsidiaries of any of the provisions thereof), except where the failure to be valid and binding obligations and in full force and effect and enforceable has not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect. To the knowledge of Parent, as of the date of this Agreement, no Person is seeking to terminate or challenge the validity or enforceability of any Parent Material Contract, except such terminations or challenges which have not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect. Neither Parent nor any of its Subsidiaries, nor, to the knowledge of Parent, any of the other parties thereto, has violated any provision of, or committed or failed to perform any act that (with or without notice, lapse of time or both) would constitute a default under any provision of, and neither Parent nor any of its Subsidiaries has received written notice that it has violated or defaulted under, any Parent Material Contract, except for those violations and defaults (or potential defaults) that would not have had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect. Parent has made available to the Company true and complete copies of each Parent Material Contract referred to in clause (i) of the definition thereof as in effect as of the date hereof.

Section 5.15   Taxes.
(a)   Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect:
(i)   all Tax Returns required by Applicable Law to be filed with any Taxing Authority by, or with respect to, Parent or any of its Subsidiaries have been filed when due (giving effect to all valid extensions of time within which to file) in accordance with all Applicable Law, and all such Tax Returns (and any amendments thereof) are true and complete in all respects;
(ii)   each of Parent and its Subsidiaries has (x) timely paid in full to the appropriate Taxing Authority (or has had timely paid in full on its behalf) all Taxes due and owing by it (whether or not shown on any Tax Return), and (y) where payment is not yet due, established (or had established on its behalf and for its sole benefit and recourse) an adequate accrual, in accordance with GAAP;
(iii)   each of Parent and its Subsidiaries has (x) duly and timely withheld, deducted and collected all Taxes required to be withheld, deducted and collected by any of them with respect to any payment owing to, or received from, their employees, creditors, independent contractors, customers and other third parties, and such Taxes have been duly and timely paid to the proper Taxing Authority or properly set aside in accounts for future payment when due and (y) otherwise complied with all Applicable Law relating to the payment, withholding, deduction, collection and remittance of Taxes (including information reporting requirements and record retention requirements);
(iv)   there is no (x) Proceeding pending or threatened in writing against or with respect to Parent or its Subsidiaries in respect of Taxes or Tax Returns of such Person or (y) deficiency for Taxes that has been proposed, asserted or assessed by any Governmental Authority against Parent or any of its Subsidiaries and that has not been fully satisfied by payment;
(v)   neither Parent nor any of its Subsidiaries has extended or waived any statute of limitations with respect to Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency and no request for any such waiver or extension has been filed or is currently pending;
(vi)   there are no Liens for Taxes (other than Permitted Liens that are described in clause (A) of the definition thereof) on any of the property or assets of Parent or any of its Subsidiaries;
(vii)   within the past six years, no jurisdiction in which Parent or any of its Subsidiaries does not file a Tax Return has asserted in writing a claim that Parent or such Subsidiary is or may be subject to a material amount of Taxes or required to file material Tax Returns in such jurisdiction;
(viii)   Parent and its Subsidiaries have made available all documentation relating to any applicable Tax holidays, deferrals or incentives and are in compliance with the requirements of any applicable Tax holidays, deferrals or incentives;
(ix)   all documents to which Parent or any of its Subsidiaries is a party and under which Parent or any of its Subsidiaries has any rights or that form part of Parent’s or any of its Subsidiaries’ title to any asset have been duly stamped and any applicable stamp or any other transfer, registration or documentary Tax in respect of such documents has been paid; and
(x)   neither Parent nor any of its Subsidiaries has undertaken to represent for stamping after the date hereof any document that has been provisionally stamped.
(b)   Within the last two years, neither Parent nor any of its Subsidiaries was a “distributing corporation” or a “controlled corporation” (within the meaning of Section 355(a)(1)(A) of the Code) in a transaction intended to qualify under Section 355 of the Code (or any similar provision of state, local or non-U.S. law).
(c)   Neither Parent nor any of its Subsidiaries (i) is or has been a member of any affiliated, consolidated, combined, aggregate, unitary or similar group for Tax purposes other than one of which

Parent or any of its Subsidiaries was the common parent and were the sole members; (ii) is party to or bound by, or has any obligation under, any material agreement relating to the apportionment, sharing, assignment, indemnification, reimbursement or allocation of Taxes (other than (x) an agreement solely between or among Parent and/or one or more of its Subsidiaries or (y) Tax indemnification provisions in ordinary course commercial agreements that are not primarily related to Taxes); (iii) has entered into a closing agreement pursuant to Section 7121 of the Code (or any similar provision of state, local or non-U.S. law) or other ruling by or written agreement with a Taxing Authority, in each case, with respect to material Taxes and there are no requests for rulings, determinations or closing agreements in respect of any material Taxes that are pending between Parent or any of its Subsidiaries and any Taxing Authority; or (iv) has any liability for the Taxes of any Person (other than Parent or any of its Subsidiaries) under Treasury Regulations Section 1.1502-6 (or any similar provision of state, local or non-U.S. law) or as a transferee or successor, by Contract (other than a Contract described in Section 5.15(c)(ii)(y)) or otherwise by operation of law.
(d)   Neither Parent nor any of its Subsidiaries has made an election pursuant to Section 965(h) of the Code.
(e)   Neither Parent nor any of its Subsidiaries has participated or engaged in any “listed transaction” within the meaning of Treasury Regulations Section 1.6011-4(b)(2) or any other similar transaction requiring disclosure under any similar provision of state, local or non-U.S. law.
(f)   Parent is not, and has never been, a “United States real property holding corporation” within the meaning of Section 897 of the Code.
(g)   Parent and its Subsidiaries are resident only in their jurisdiction of incorporation for all income Tax purposes, and neither Parent nor any of its Subsidiaries have ever received a written claim from a Taxing Authority in respect of material Taxes that remains unresolved and that is attributable to a permanent establishment in a country that is outside of the country in which Parent or its Subsidiaries, respectively, are incorporated.
(h)   Parent and each of its Subsidiaries have at all times materially complied with all Applicable Laws regarding transfer pricing, including the execution and maintenance of all documentation required to substantiate the transfer pricing practices and methodology of Parent and its Subsidiaries.
(i)   Neither Parent nor any of its Subsidiaries is a party to any advance pricing agreement or any similar agreement or arrangement with any Taxing Authority.
Section 5.16   Employees and Employee Benefit Plans; Labor Matters.
(a)   Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect, each Parent Employee Plan has been established and maintained in compliance with its terms and all Applicable Law, including ERISA, the Code, any applicable provisions of the United Kingdom Pensions Act 2008 and United Kingdom laws prohibiting discrimination on the grounds of a protected characteristic (as set out in the United Kingdom Equality Act 2010). Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect, no Proceeding (other than routine claims for benefits) is pending against or involves or, to Parent’s knowledge, is threatened against or reasonably expected to involve, any Parent Employee Plan before any Governmental Authority, including the Internal Revenue Service, HM Revenue and Customs, the Department of Labor, the PBGC, the United Kingdom Pensions Ombudsman or the United Kingdom Pensions Regulator.
(b)   Except as provided under this Agreement or pursuant to Applicable Law, with respect to each director, officer, employee or independent contractor (including each former director, officer, employee or independent contractor) of Parent or any of its Subsidiaries, the consummation of the transactions contemplated by this Agreement will not, either alone or together with any other event: (i) entitle any such individual to any material payment or benefit, including any material bonus, retention, severance or retirement benefit; (ii) result in any forgiveness of a material amount of indebtedness; (iii) materially accelerate the time of payment or vesting or trigger any payment or funding (through a grantor trust or otherwise) of compensation or benefits under, or materially increase the amount payable or trigger any other obligation under, any Parent Employee Plan; (iv) contractually limit or restrict in any material amount the right to amend or terminate any Parent Employee Plan; or (v) result in, or entitle any such person to, any material change to the terms and conditions on which they are employed or engaged.
(c)   No member of the Parent Group has entered into any agreement with any works council, trade or labor union, staff association, labor organization, or other representative body that would require any member of Parent Group to obtain the consent of, or provide advance notice or information to such works council, trade or labor union, staff association, labor organization, or other employee representative body of the transactions contemplated by this Agreement.
Section 5.17   Intellectual Property.
(a)   Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect, (i) each item of Parent Owned IP is legally, beneficially and solely owned by Parent or one of its Affiliates, free and clear of all Liens (other than Permitted Liens), (ii) none of the Patents, registered Marks, registered Copyrights and registered Internet Properties, and applications for any of the foregoing, that are owned by or purported to be owned by, or that are filed or registered in the name of, Parent or any of its Subsidiaries (the “Parent Registered IP”) has lapsed, expired, or been abandoned (including as a result of failure to pay the necessary renewal or maintenance fees) prior to the end of the applicable term of such Parent Registered IP, except where Parent has made a reasonable business decision to not maintain such Parent Registered IP, (iii) none of Parent Registered IP that has issued has subsequently been adjudged invalid or unenforceable, (iv) to the knowledge of Parent, all Parent Registered IP is subsisting, valid and enforceable, and (v) to the knowledge of Parent, there is no opposition, interference, derivation, cancellation Proceeding pending or threatened against Parent or its Subsidiaries challenging or contesting the ownership, validity, scope or enforceability of any Parent Registered IP (other than ordinary course Proceedings related to the application for, or renewal of, any item of Parent Registered IP).
(b)   Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect, Parent or its Subsidiaries owns, or otherwise has the right to use, all Intellectual Property Rights used in for the conduct of the business of Parent and its Subsidiaries as currently conducted by Parent and its Subsidiaries. Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect, the Parent Intellectual Property constitutes, to the knowledge of Parent, all of the material Intellectual Property Rights necessary (i) for the conduct of the business of Parent as currently conducted and (ii) to use, develop or maintain the Parent Platforms as currently used, developed and maintained, or to develop, manufacture, sell or exploit the Parent Drug Product Candidates as currently being developed or manufactured by Parent and its Subsidiaries as of the date of this Agreement. Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect, neither Parent or its Subsidiaries has sold, assigned, or agreed to do any of the foregoing in respect of any material Parent Intellectual Property. Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect, no agreement under which Parent or any of its Subsidiaries is granted rights to any material Parent Intellectual Property is subject to or has been subject to any written notice of termination or breach (or, to the knowledge of Parent, any threat of termination or breach), and to the knowledge of Parent, all such agreements are valid and subsisting and, to the knowledge of Parent, no party to them is in any material breach of the same.
(c)   Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect, (i) to the knowledge of Parent, none of the Parent Owned IP is subject to any Order or Proceeding pending or threatened, naming Parent or any of its Subsidiaries contesting the proprietorship, validity, enforceability, or use thereof, or rights thereto by or of Parent or any of its Subsidiaries, (ii) to the knowledge of Parent, neither the Parent Platforms, Parent Drug Product Candidates, Parent Owned IP, nor the operation of the business of Parent or any of its Subsidiaries, as currently conducted, including the use, development, maintenance or exploitation of the Parent Platforms or the development, manufacture or exploitation of the Parent Drug Product Candidates for the indications as currently being developed or manufactured, infringes, misappropriates, misuses or otherwise violates and has not infringed, misused or otherwise violated any Intellectual Property Rights of any Third Party, (iii) to the knowledge of Parent, no Third Party has infringed, misappropriated, misused or otherwise violated any Parent Owned IP or any Intellectual Property Rights exclusively licensed to Parent or its Subsidiaries, and (iv) neither Parent nor any Subsidiary of Parent has instituted or threatened in writing to institute any Order or Proceeding against any Third Party alleging that such Third Party is infringing, misappropriating, misusing, or otherwise violating any Parent Intellectual Property.
(d)   At no time during the conception of or reduction to practice of any of the Parent Owned IP was any officer or employee of Parent who contributed to such Parent Owned IP (or, to the knowledge of Parent, any founder, developer, inventor or other contributor to such Parent Owned IP) operating under any grants from any private source, performing research sponsored by any private source or subject to any employment agreement or invention assignment or nondisclosure agreement or other obligation with any Third Party that could, as a result of that funding, sponsorship, agreement or other obligation, result in that Third Party holding an ownership, financial or license interest in such Parent Owned IP or (except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect) otherwise encumber the Parent’s rights in such Parent Owned IP.
(e)   Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect, Parent and its Subsidiaries have taken commercially reasonable steps to protect and maintain any material Trade Secrets included in Parent Owned IP, and to the knowledge of Parent, there have been no material unauthorized uses or disclosures of any such material Trade Secrets.
(f)   Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect, to the knowledge of Parent, (A) Parent and its Subsidiaries have complied with any and all obligations to the extent applicable pursuant to the Bayh-Dole Act, 35 U.S.C. §200-212, with respect to any Patents that are part of Parent Registered IP and are covered, or practiced by, the Parent Platforms or an Parent Drug Product Candidate (including its manufacture), and (B) no funding, facilities or personnel of any Governmental Authority or any university, college, research institute or other institution has been used to create or develop any Patents that are part of Parent Registered IP and are covered or practiced by the Parent Platforms or an Parent Drug Product Candidate (including its manufacture), except for any such funding or use of facilities or personnel that has not resulted in such Governmental Authority or any university, college, research institute or other institution holding any ownership interest in such Patents that are part of Parent Registered IP and are covered or practiced by the Parent Platforms or an or an Parent Drug Product Candidate (including its manufacture).
(g)   Except as has not and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect, the consummation of the Transaction would not result in (i) Parent or any of its Subsidiaries terminating or having terminated any Contract under which Parent or any of its Subsidiaries is granted rights to any material Parent Intellectual Property; or (ii) Parent or any of its Subsidiaries selling or assigning to any Third Party any material Parent Intellectual Property.
(h)   Except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect, Parent and its Subsidiaries have obtained from all current or former employees, officers, consultants, contractors and others who have created or developed material Intellectual Property Rights for or on behalf of Parent or any of its Subsidiaries, valid assignments (or, in the case of consultants and contractors, assignments or licenses) of such parties’ rights in such Intellectual Property Rights to Parent or one of its Subsidiaries, to the extent permitted by Applicable Law, or Parent and its Subsidiaries otherwise exclusively own such Intellectual Property Rights by operation of law.
(i)   To the knowledge of Parent, no current or former employee, consultant, advisor or independent contractor of Parent or its Subsidiaries: (i) is in material violation of any term or covenant of any Contract relating to invention disclosure, Intellectual Property Rights assignment, confidentiality, non-disclosure or non-compete relating to Parent and its Subsidiaries’ businesses or the Parent Intellectual

Property (except as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect), (ii) has developed any Technology for Parent or its Subsidiaries that is subject to any agreement under which such employee, consultant, advisor or independent contractor has assigned or otherwise granted to any Third Party any rights (including Intellectual Property Rights) in or to such Technology, or (iii) has alleged that they have any right or entitlement to compensation, payment or other consideration, in addition to their salary or consultancy fees, in respect of any Intellectual Property Rights developed for Parent or its Subsidiaries, including in respect of any Parent Owned IP.
(j)   Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect, all collection, acquisition, use, storage, transfer (including any cross-border transfers), distribution, dissemination or other processing by or on behalf of Parent and any of its Subsidiaries of Personal Data are, and have since the Reference Date been, in all material respects in compliance with all applicable Privacy Legal Requirements. Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect, since the Reference Date, (i) neither Parent nor any of its Subsidiaries has received any written notice alleging any material violation by Parent or any of its Subsidiaries of any Privacy Legal Requirement, nor, to the knowledge of Parent, has Parent or any of its Subsidiaries been threatened in writing to be charged with any such violation by any Governmental Authority, (ii) neither Parent nor any of its Subsidiaries has received any material written complaint alleging non-compliance with any Privacy Legal Requirement by any Person with respect to the collection, acquisition, use, storage, transfer (including any cross-border transfers), distribution, dissemination or other processing of Personal Data by Parent or any of its Subsidiaries, and (iii) to the knowledge of Parent, there has been no unauthorized use, access or disclosure of Personal Data nor any material non-compliance or material violation by, or on behalf of, Parent and its Subsidiaries of any Privacy Legal Requirement.
(k)   Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect, since the Reference Date, (i) Parent and its Subsidiaries have implemented policies and procedures consistent with standard industry practice to protect the security, confidentiality, integrity and availability of information technology systems of Parent and its Subsidiaries, (ii) Parent and its Subsidiaries have entered into written agreements with all third-party service providers, outsourcers, processors or other third parties who process, store or otherwise handle Personal Data for or on behalf of Parent and its Subsidiaries that obligate such persons to comply with applicable Privacy Legal Requirements in all material respects and to take steps to protect and secure Personal Data, and (iii) to the knowledge of Parent, there has been no unauthorized use, access or disclosure or other security incident of or involving Personal Data collected or used in connection with or under the control of Parent or any of its Subsidiaries. To Parent’s knowledge, since the Reference Date, none of the third-party service providers, outsourcers, processors or other third parties who process, store or otherwise handle Personal Data for or on behalf of Parent and its Subsidiaries have (A) suffered any security breach that resulted in any unauthorized access to, modification of, use of, disclosure of or loss of or damage to any Personal Data processed, stored or otherwise handled on behalf of Parent or (B) materially breached any Contracts with Parent or any Subsidiary of Parent relating to Personal Data, in each case, except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.
(l)   Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect, since the Reference Date, (i) to the knowledge of Parent, there have been no security breaches of, or unauthorized access to, the information technology systems of Parent nor any of its Subsidiaries, and (ii) there have been no disruptions in any such information technology systems that adversely affected the operations of the business of Parent or any of its Subsidiaries.
(m)   Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect, neither Parent nor its Subsidiaries has disclosed, delivered, licensed or made available to any Person or agreed or obligated itself to disclose, deliver, license or make available to any Person, or permitted the disclosure or delivery to any escrow agent or other Person of, any Parent Source Code, other than disclosures to employees and individual independent contractors involved in the development of the Parent Platforms under binding written agreements that prohibit use or disclosure except in the performance of services for Parent or its Subsidiaries, as applicable. Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect, the consummation of the transaction contemplated by this Agreement, would not result in Parent or its Subsidiaries having to disclose, deliver, license or make available to any Person or any escrow agent (or agree to do so) any Parent Source Code.
(n)   Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect: (i) to the knowledge of Parent, the software that has been incorporated into the Parent Platforms does not contain any Contaminants; and (ii) each of Parent and its Subsidiaries has implemented procedures consistent with standard industry practices to ensure that the Parent Platforms are free from Contaminants.
(o)   Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect, to the knowledge of Parent, the Parent Platforms neither contain any bugs which adversely affect the value or functionality of the Parent Platforms nor fail to comply with any applicable warranty or other contractual commitment relating to use, functionality, or performance of such Parent Platform.
(p)   Each of Parent and its Subsidiaries has been since the Reference Date and is in compliance with the terms and conditions of all applicable Open Source Licenses used by Parent or its Subsidiaries, as applicable, including attribution and copyright notice requirements, except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect. Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect, Open Source Materials included in, used in or combined with, any component of the Parent Platforms, as the case may be, have not created an obligation on Parent or its Subsidiaries to grant, or granted, to any third party any rights or immunities under any Parent Source Code (including any obligation that such Parent Source Code be (i) disclosed or distributed in Source Code form, (ii) be licensed for the purpose of making derivative works, or (iii) be redistributable at no charge).
(q)   To the knowledge of Parent, except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect, there has been (i) no unauthorized access to the algorithms or software used in any Parent AI Component, or to the data used to train, teach, or improve any Parent AI Component; (ii) no unauthorized access to the systems used in the development, improvement or operation of the Parent AI Components; and (iii) no use of the Parent AI Components by a third party to engage in unlawful activity or any activity that violates Parent’s or any of its Subsidiaries’ license terms, terms of service or Contracts.
(r)   Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect, there has been (A) no complaint, claim, proceeding or litigation received by Parent or any of its Subsidiaries alleging that Training Data used in the development, training, improvement or testing of any Parent AI Component was falsified, biased, untrustworthy or manipulated in an unethical or unscientific way; and no report, finding or impact assessment of any internal or external auditor, technology review committee, independent technology consultant, whistle-blower, transparency or privacy advocate, labor union, journalist or academic that makes any such allegation and (B) no request from regulators or legislators received by Parent or any of its Subsidiaries concerning any Parent AI Component or related AI Technology.
Section 5.18   Transactions with Affiliates.   Since the Reference Date through the date of this Agreement, there have been no transactions, or series of related transactions, agreements, arrangements or understandings in effect, nor are there any currently proposed transactions, or series of related transactions, agreements, arrangements or understandings, that would be required to be disclosed under Item 404(a) of Regulation S-K that have not been otherwise disclosed in Parent SEC Documents filed prior to the date hereof.
Section 5.19   Opinion of Financial Advisor.   The Parent Board has received an opinion of Allen & Company LLC, financial advisor to Parent, to the effect that, as of the date of such opinion and based upon and subject to the various assumptions made, procedures followed, matters considered and qualifications and limitations on the review undertaken set forth therein, the Share Consideration provided for pursuant to this Agreement is fair, from a financial point of view, to Parent.
Section 5.20   Finders’ Fees.   Except for Allen & Company LLC, there is no investment banker, broker, finder or other intermediary that has been retained by or is authorized to act on behalf of Parent or any of its Subsidiaries who might be entitled to any finders or similar fee or commission from Parent or any of its Affiliates in connection with the execution of this Agreement or the transactions contemplated by this Agreement.
Section 5.21   No Other Representations and Warranties.   Except for the representations and warranties made by Parent in this Article V (as qualified by the applicable items disclosed in the Parent Disclosure Schedule in accordance with the introduction to this Article V) and in the certificate to be delivered by Parent pursuant to Section 9.03(d), neither Parent nor any other Person makes or has made any representation or warranty, expressed or implied, at law or in equity, with respect to or on behalf of Parent or any other members of the Parent Group, their businesses, operations, assets, liabilities, financial condition, results of operations, future operating or financial results, estimates, projections, forecasts, plans or prospects (including the reasonableness of the assumptions underlying such estimates, projections, forecasts, plans or prospects) or the accuracy or completeness of any information regarding Parent or any other member of the Parent Group or any other matter furnished or provided to the Company or made available to the Company in any “data rooms,” “virtual data rooms,” management presentations or in any other form in expectation of, or in connection with, this Agreement or the transactions contemplated hereby. Parent and each other member of the Parent Group disclaims any other representations or warranties, whether made by any member of the Parent Group or any of their respective Affiliates or Representatives. Parent acknowledges and agrees that, except for the representations and warranties made by the Company in Article IV (as qualified by the applicable items disclosed in the Company Disclosure Schedule in accordance with the introduction to Article IV) and in the certificate to be delivered by the Company pursuant to Section 9.02(d), neither the Company nor any other Person is making or has made any representations or warranty, expressed or implied, at law or in equity, with respect to or on behalf of the Company or its Subsidiaries, their businesses, operations, assets, liabilities, financial condition, results of operations, future operating or financial results, estimates, projections, forecasts, plans or prospects (including the reasonableness of the assumptions underlying such estimates, projections, forecasts, plans or prospects) or the accuracy or completeness of any information regarding the Company or its Subsidiaries or any other matter furnished or provided to Parent or made available to Parent in any “data rooms,” “virtual data rooms,” management presentations or in any other form in expectation of, or in connection with, this Agreement, or the transactions contemplated hereby or thereby. Parent specifically disclaims that it is relying on or has relied on any such other representations or warranties that may have been made by any Person, and acknowledges and agrees that the Company and its Affiliates have specifically disclaimed and do hereby specifically disclaim any such other representations and warranties.
Article VI
COVENANTS OF THE COMPANY
Section 6.01   Conduct of the Company.
(a)   From the date of this Agreement until the earlier of the Effective Time and the valid termination of this Agreement, except (w) as required by Applicable Law, (x) as set forth in Section 6.01(a) of the Company Disclosure Schedule, (y) as otherwise required or expressly contemplated by this Agreement, or (z) with the prior written consent of Parent (which consent shall not be unreasonably withheld, conditioned or delayed), the Company shall, and shall cause each of its Subsidiaries to, use commercially reasonable efforts to conduct its business in the ordinary course of business in all material respects and to preserve intact its business organization, keep available the services of its and their present officers and key employees and maintain its existing relations and goodwill with material customers, members, suppliers, licensors, licensees and other Third Parties with whom it has material business relations; provided that (i) no action by the Company or any of its Subsidiaries to the extent expressly permitted by an exception to any of Section 6.01(b)(i) through 6.01(b)(xx) shall be deemed to be a breach of this Section 6.01(a) and (ii) any failure to take any action prohibited by Section 6.01(b)(i) through 6.01(b)(xx) shall not be deemed a breach of this Section 6.01(a).
(b)   From the date of this Agreement until the earlier of the Effective Time and the valid termination of this Agreement, except (x) as required by Applicable Law, (y) as set forth in Section 6.01(b) of the Company Disclosure Schedule or (z) as otherwise required or expressly contemplated by this Agreement, without Parent’s prior written consent (which consent shall not be unreasonably withheld, conditioned or delayed), the Company shall not, and shall cause each of its Subsidiaries not to:
(i)   adopt or propose any change to the Company Organizational Document or the Deposit Agreement;
(ii)   acquire (including by merger, consolidation, takeover offer, scheme of arrangement or acquisition of securities or assets or by any other means) or authorize or announce an intention to so acquire, or enter into any agreements providing for any acquisitions of, any securities of or other equity interest in or assets comprising a business or division of any Person, or otherwise engage in any consolidations or business combinations, except for transactions solely between the Company and a wholly owned Subsidiary of the Company or solely between wholly owned Subsidiaries of the Company;
(iii)   authorize, declare, set aside, make or pay any dividends or distribution with respect to its shares or other Equity Securities (including any Company ADS) (whether in cash, assets, shares or other securities of the Company or any of its Subsidiaries) (other than dividends or distributions made by any wholly owned Subsidiary of the Company to the Company or to any wholly owned Subsidiary of the Company) or enter into any agreement or arrangement with respect to voting or registration, or file any registration statement with the SEC with respect to any of its shares or other Equity Securities (other than registration statements on Form S-8);
(iv)   (A) split, combine, consolidate, subdivide, reduce, reclassify or redesignate any of its share capital or other Equity Securities, or redeem, purchase, cancel or otherwise acquire or offer to acquire any of its share capital or other Equity Securities, or issue or authorize the issuance of any of its share capital or other Equity Securities or any other securities in respect of, in lieu of or in substitution for, shares of its share capital or other Equity Securities (including any Company ADS) in the Company or any Subsidiary of the Company, except for (x) the acceptance of Company Ordinary Shares or Company ADSs as payment of the exercise price of Company Share Options or for withholding Taxes in respect of Company Share Options, (y) any such transaction involving the Company and its wholly owned Subsidiary or only wholly owned Subsidiaries of the Company or (z) transactions required to be taken by the Depositary or the Company under the Deposit Agreement in accordance with its terms, provided that no such transaction is a consequence of any action or omission by the Company or any of its Subsidiaries that would (in the absence of this clause (z) and clause (v)(D) below) be restricted by any provision of this Section 6.01 or (B) amend any term or alter any rights of any of the outstanding Company Ordinary Shares or other Equity Securities of the Company;
(v)   issue, deliver, grant, sell, pledge, dispose of, charge, mortgage or encumber, or authorize the issuance, delivery, grant, sale, pledge, disposition, charging, mortgaging or encumbrance of, any shares, voting securities or other Equity Securities (including any Company ADS) in the Company or any Subsidiary of the Company or any securities convertible into or exchangeable or exercisable for any such shares, voting securities or Equity Securities (including any Company ADS) or take any action to cause to be exercisable or vested any otherwise unexercisable or unvested Company Share Option under any existing Company Stock Plan (except as otherwise provided by the terms of any Company Employee Plan or pursuant to the Company Retention Plan), other than (A) issuances or grants of Company Ordinary Shares, Company ADSs or other securities as required pursuant to equity awards or obligations under Company Employee Plans outstanding on the date of this Agreement in accordance with the terms of the applicable Company Employee Plan in effect on the date of this Agreement or granted after the date of this Agreement not in violation of this Agreement, (B) sales of Company Ordinary Shares or Company ADSs pursuant to the exercise of Company Share Options if necessary to effectuate an optionee direction upon exercise or pursuant to the settlement of Company Share Options in order to satisfy Tax withholding obligations, (C) transactions solely between the Company and a wholly owned Subsidiary of the Company or solely between wholly owned Subsidiaries of the Company or (D) transactions required to be taken by the Depositary or the Company under the Deposit Agreement in accordance with its terms, provided that no such transaction is a consequence of any action or omission by the Company or any of its Subsidiaries that would (in the absence of this clause (D) and clause (iv)(A)(z) above) be restricted by any provision of this Section 6.01;
(vi)   except as required by any Company Employee Plan as in existence as of the date hereof or established after the date hereof not in contravention of this clause (vi) or pursuant to the Company Retention Plan, (A) amend or agree to amend the terms and conditions of employment, engagement or appointment of, including increasing the compensation or benefits payable or to become payable to, any of its directors, executive officers, employees or other service providers, (B) grant or pay or commit to grant or pay to any of its directors, executive officers, or employees any bonuses, incentive compensation, retention awards or severance or termination pay, (C) establish, adopt, enter into, amend in any material respect or terminate any collective bargaining agreement (or any similar agreement, arrangement or commitment) with or to any labor organization, labor or trade union, works council, staff association or other employee representative body or any material Company Employee Plan or recognize (or take any step to recognize, including by negotiating with, or with any representative of) any labor organization, labor or trade union, works council, staff association or other employee representative body, (D) take any action to amend or waive any performance or vesting criteria or accelerate vesting, exercisability or funding under any Company Employee Plan, (E) terminate, or give notice to terminate, the employment of any Senior Employee, other than for cause, (F) hire or promote any new Senior Employees other than to replace any departed employee, provided that such hired or promoted employee is provided with compensation terms that are substantially similar to the terms of the departed employee’s employment with the Company immediately prior his or her departure, (G) provide any funding for any rabbi trust or similar arrangement, (H) other than any Contract to renew or otherwise continue an existing relationship with a professional employer organization as of the date hereof, enter into a Contract or relationship with a professional employer organization or (I) form or otherwise establish any employing entity in any country that does not currently have an employing entity, unless necessary to continue and maintain the Company’s day-to-day business operations;
(vii)   liquidate (completely or partially), wind up, dissolve, place into administration or receivership, enter into any voluntary arrangement or other compromise with creditors, restructure, recapitalize or effect any other reorganization (including any restructuring, recapitalization or reorganization between or among any of the Company or its Subsidiaries), or adopt any plan or resolution, or take any other action providing for any of the foregoing other than the winding up and dissolution of dormant Subsidiaries of the Company;
(viii)   make any loans, advances or capital contributions to, or investments in, any other Person, except for (A) loans solely among the Company and its wholly owned Subsidiaries or solely among the Company’s wholly owned Subsidiaries, (B) advances for reimbursable employee expenses in the ordinary course of business consistent with past practice or (C) the extension of trade credit in the ordinary course of business consistent with past practice;
(ix)   sell, lease, license, assign, abandon, permit to lapse, transfer, exchange, swap or otherwise dispose of, or subject to any Lien (other than Permitted Liens), any of its material properties, rights or assets (including shares in the capital of the Company or its Subsidiaries), except (A) dispositions of obsolete or worthless equipment, supplies, inventory, merchandise, products or other assets in the ordinary course of business consistent with past practice, (B) licenses required under any Company Material Contract in accordance with the terms of that Company Material Contract in effect as of the date of this Agreement and non-exclusive licenses of Company Intellectual Property to service providers, consultants, contractors or vendors entered into for the provision of services to or for the benefit of the Company or any of its Subsidiaries, in the ordinary course of business or

(C) pursuant to transactions solely among the Company and its wholly owned Subsidiaries or solely among wholly owned Subsidiaries of the Company;
(x)   enter into or become bound by, or amend, modify, terminate or waive any Contract related to the acquisition or disposition or grant of any license with respect to material Intellectual Property Rights, other than amendments, modifications, terminations or waivers in the ordinary course of business consistent with past practice, or otherwise encumber any material Company Intellectual Property (including by the granting of any covenants, including any covenant not to sue or covenant not to assert), other than licenses required under any Company Material Contract in effect as of the date of this Agreement in accordance with the terms of that Company Material Contract and non-exclusive licenses of Company Intellectual Property (other than patents on a stand-alone basis) to service providers, consultants, contractors or vendors entered into for the provision of services to or for the benefit of the Company or any of its Subsidiaries in the ordinary course of business;
(xi)   (A) enter into any Specified Material Contract, or materially modify, materially amend, extend or terminate (other than non-renewals or auto-renewals occurring in the ordinary course of business consistent with past practice or termination at the end of the Contract term in accordance with the terms of the Contract) any Specified Material Contract, or waive, release or assign any material rights or claims thereunder or (B) except as would not be adverse to the Company or any of its Subsidiaries in any material respect with respect to the Contract when viewed in the context of the benefits received by the Company and its Subsidiaries as a result, enter into any Company Material Contract (including by amendment of any Contract that is not a Company Material Contract such that such Contract becomes a Company Material Contract) that is not a Specified Material Contract, or materially modify, materially amend, extend or terminate (other than non-renewals or auto-renewals occurring in the ordinary course of business consistent with past practice or termination at the end of the Contract term in accordance with the terms of the Contract) any Company Material Contract that is not a Specified Material Contract, or waive, release or assign any material rights or claims thereunder, in each case of this clause (B), other than in the ordinary course of business consistent with past practice;
(xii)   except (A) in amounts not to exceed 120% of the Company’s capital budget set forth on Section 6.01(b)(xii) of Company Disclosure Schedule in the aggregate or (B) in connection with the repair or replacement of facilities, properties or assets destroyed or damaged due to casualty or accident, make any capital expenditure or expenditures enter into agreements or arrangements providing for capital expenditure or expenditures or otherwise commit to do so;
(xiii)   waive, release, assign, compromise or settle any Proceeding (for the avoidance of doubt, including with respect to matters in which the Company or any Subsidiary of the Company is a plaintiff or defendant, or in which any of their officers or directors in their capacities as such are parties), other than the compromise or settlement of any Proceeding that is not brought by a Governmental Authority and that: (A) is for an amount not to exceed, for any such compromise or settlement individually, $1,200,000, or in the aggregate, $3,000,000, (B) does not impose any injunctive relief on the Company or its Subsidiaries (other than customary confidentiality and de minimis contractual obligations in the applicable compromise or settlement agreement that are incidental to an award of monetary damages thereunder) and does not involve the admission of wrongdoing by the Company, any Subsidiary of the Company or any of their respective officers or directors and (C) does not provide for the license of any material Intellectual Property Rights or the termination or modification or amendment of any license of material Company Intellectual Property; provided, that any Proceeding related to Taxes shall be governed by Section 6.01(b)(xv);
(xiv)   make any material change in financial accounting policies, practices, principles or procedures or any of its methods of reporting income, deductions or other material items for financial accounting purposes, except as required by IFRS or Applicable Law;
(xv)   make, change or revoke any material Tax election, adopt or change any Tax accounting period or material method of Tax accounting, amend any material Tax Return, file any material Tax Return that is materially inconsistent with a previously filed Tax Return of the same type for a prior taxable period, settle or compromise any material liability for Taxes or any Tax Proceeding relating to a material amount of Taxes, enter into any advance pricing agreement or “closing agreement” within the meaning of Section 7121 of the Code (or any similar provision of state, local or non-U.S. law), request any ruling from any Taxing Authority (other than a ruling requested in connection with the Transaction that is not inconsistent with this Agreement, provided that the Company has notified Parent of such ruling request, provided Parent with a written copy of the proposed ruling request for its review and comment, and considered in good faith any reasonable comments received from Parent), assume any liability for a material amount of Taxes of any other Person by Contract (other than a Contract described in Section 4.16(d)(ii)(y)), change its jurisdiction of Tax residence or request or otherwise agree to an extension or waiver of the statute of limitations with respect to a material amount of Taxes;
(xvi)   incur, assume, guarantee, endorse or otherwise become liable for or modify in any material respects the terms of any Indebtedness or any derivative financial instruments or arrangements (including swaps, caps, floors, futures, forward contracts and option agreements) or issue or sell any debt securities or calls, options, warrants or other rights to acquire any debt securities (directly, contingently or otherwise), except for (A) for the incurrence of any Indebtedness solely among the Company and its wholly owned Subsidiaries or solely among wholly owned Subsidiaries of the Company, (B) currency derivatives in the ordinary course of business consistent with past practice and not for speculative purposes, (C) the incurrence of Indebtedness in the ordinary course of business in an amount at any time outstanding pursuant to this clause (C) not to exceed $3,000,000 in the aggregate;
(xvii)   redeem, repurchase, defease or prepay any Indebtedness for borrowed money or any derivative financial instruments or arrangements (including swaps, caps, floors, futures, forward contracts and option agreements), except for (A) the repayment of any Indebtedness at its scheduled maturity or expiration of the applicable term, (B) the termination and settlement of currency derivatives entered into in the ordinary course of business consistent with past practice and nor for speculative purposes in accordance with their terms and (C) solely among the Company and its wholly owned Subsidiaries or solely among wholly owned Subsidiaries of the Company;
(xviii)   enter into any transactions or Contracts with any affiliate or other Person that would be required to be disclosed by the Company under Item 404 of Regulation S-K of the SEC other than to the extent permitted under clause (v) or (vi) of this Section 6.01(b);
(xix)   (A) acquire or agree to acquire any real property or enter into, or agree to enter into, any lease or sublease of real property (whether as a lessor, sublessor, lessee or sublessee) (B) sell, assign, dispose of, surrender or exercise any right to terminate, or agree to sell, assign, dispose of, surrender or exercise any right to terminate, any lease or sublease of real property (whether as a lessor, sublessor, lessee or sublessee), (C) materially modify or amend or exercise any right to renew any lease, or waive any material term or condition thereof or grant any material consents thereunder, in each case, except as would not be adverse to the Company or its Subsidiaries in any material respect with respect to the lease when viewed in the context of the benefits received by the Company and its Subsidiaries as a result, or (D) grant or otherwise create or consent to the creation of any material easement, covenant, restriction, assessment or charge affecting any real property leased by the Company or any Subsidiary of the Company, or any interest therein or part thereof (other than a Permitted Lien), in the case of each of clauses (A) through (D), other than in the ordinary course of business consistent with past practice;
(xx)   adopt or otherwise implement any shareholder rights plan, “poison-pill” or other comparable agreement with respect to any member of the Parent Group;
(xxi)   other than where required under a Company Material Contract existing on the date of this Agreement (A) commence, alone or with any third party, the initiation of any clinical study that has not been disclosed to Parent or its Representatives prior to the date of this Agreement or the initiation of a new part or a new phase of an already ongoing study, (B) unless required by any Governmental Authority or, subject to prior consultation in good faith with Parent (to the extent permitted by Applicable Law), for health or safety reasons, discontinue, terminate or suspend any ongoing material research program or clinical study, or (C) unless required by any Governmental Authority or, subject to prior consultation in good faith with Parent (to the extent permitted by Applicable Law), for health or safety reasons, make any material restrictions to any ongoing material clinical study, in each case, relating to the Company Platform or a Company Internal Drug Product Candidate; or
(xxii)   agree or authorize, in writing or otherwise, to take any of the foregoing actions.
(c)   Until the earlier of the termination of this Agreement and the Closing, anything to the contrary set forth in this Agreement notwithstanding, the Company shall not, and shall cause its Affiliates not to, directly or indirectly (whether by merger, consolidation, takeover offer, scheme of arrangement or otherwise), acquire, purchase, lease or license or otherwise enter into a transaction with (or agree to acquire, purchase, lease or license or otherwise enter into a transaction with) any business, corporation, partnership, association or other business organization or division or part thereof that would reasonably be expected to (i) impose any material delay in the satisfaction of, or increase materially the risk of not satisfying the conditions set forth in Section 9.01(d) (to the extent related to any Antitrust Law or Foreign Investment Law) or the conditions set forth in Section 9.01(f); (ii) materially increase the risk of any Governmental Authority entering an Order prohibiting or enjoining the consummation of the Transaction; or (iii) otherwise prevent or materially delay or impair the consummation of the Transaction. The fact that a merger, acquisition or similar transaction requires approval under the Antitrust Laws or Foreign Investment Law shall not in and of itself restrict such transaction under this Section 6.01(c).
(d)   Nothing contained in this Agreement shall give Parent, directly or indirectly, the right to control or direct the Company’s or any of its Subsidiaries’ businesses or operations, other than after the Closing.
Section 6.02   No Solicitation by the Company.
(a)   From the date of this Agreement until the earlier of the Effective Time and the valid termination of this Agreement, except as otherwise set forth in this Section 6.02, the Company shall not, and shall cause its Subsidiaries and its and its Subsidiaries’ respective Representatives not to, directly or indirectly, (i) solicit, initiate, participate in, knowingly facilitate, knowingly assist or knowingly encourage any inquiries regarding, or the making or submission of, any Acquisition Proposal or any inquiry, indication of interest, proposal, offer or request that would reasonably be expected to lead to an Acquisition Proposal, (ii) (A) enter into, continue or participate in any discussions or negotiations in respect of any Acquisition Proposal or any such inquiry, indication of interest, proposal, offer or request or (B) furnish to any Third Party any information in connection with any Acquisition Proposal or any such inquiry, indication of interest, proposal offer or request, (iii) enter into or adopt any letter of intent, heads of terms, memorandum of understanding or similar document, agreement, commitment, or agreement in principle (whether written or oral, binding or nonbinding) with respect to an Acquisition Proposal (other than an Acceptable Company Confidentiality Agreement), (iv) recommend or approve or publicly propose to recommend, adopt or approve any Acquisition Proposal, (v) withdraw, or qualify, amend or modify in a manner adverse to Parent (or publicly propose to withdraw, or qualify, amend or modify in a manner adverse to Parent), the Company Board Recommendation, or resolve or agree to take any such action, (vi) fail to include the Company Board Recommendation in the Proxy Statement and the Scheme Document Annex, (vii) take any action to make any “moratorium”, “control share acquisition”, “fair price”, “supermajority”, “affiliate transactions” or “business combination statute or regulation” or other similar anti-takeover laws and regulations inapplicable to any Acquisition Proposal, or (viii) resolve or agree to do any of the foregoing (any of the foregoing clauses (iv)-(vi) or clause (viii) (to the extent relating to clauses (iv)-(vi)), a “Company Adverse Recommendation Change”).
(b)   The foregoing notwithstanding, if at any time prior to the receipt of the Company Shareholder Approvals (the “Company Approval Time”), the Company Board receives a bona fide written Acquisition Proposal made after the date of this Agreement that has not resulted from a material breach of this Section 6.02, the Company Board, directly or indirectly through its Representatives, may, if the Company Board determines in good faith, after consultation with the Company’s financial advisor and outside legal counsel, that such Acquisition Proposal is or would reasonably be expected to lead to a Superior Proposal, and after consultation with its outside legal counsel, that the failure to take such action would be inconsistent with its fiduciary duties under Applicable Law, subject to compliance with Section 6.02(c), (i) engage in negotiations or discussions with such Third Party and its Representatives and financing sources and (ii) furnish to such Third Party and its Representatives and financing sources information relating to the Company or any of its Subsidiaries pursuant to a confidentiality agreement that (A) does not contain any provision that would prevent the Company from complying with its obligation to provide disclosure to Parent pursuant to this Section 6.02 and (B) contains provisions that, in each case, are not materially less favorable to the Company than those contained in the Confidentiality Agreement (provided that no such confidentiality agreement shall be required to contain any standstill or similar provisions) (such a confidentiality agreement, an “Acceptable Company Confidentiality Agreement”), a copy of which Acceptable Company Confidentiality Agreement shall be provided to Parent promptly after its execution; provided, that all such information (to the extent that such information is non-public and has not been previously provided or made available to Parent) is provided or made available to Parent, as the case may be, substantially concurrently with the time it is provided or made available to such Third Party.
(c)   The Company shall notify Parent as promptly as practicable (but in no event later than 24 hours) after receipt by the Company or any of its Subsidiaries or, to the knowledge of the Company, any of its or their Representatives of any Acquisition Proposal, any inquiry, indication of interest, proposal or offer that would reasonably be expected to lead to any Acquisition Proposal or any request for information relating to the Company or any of its Subsidiaries in connection with any such Acquisition Proposal, inquiry, indication of interest, proposal or offer, which notice shall be provided in writing and shall identify the Person(s) making, and the material terms and conditions of, any such Acquisition Proposal, inquiry, indication of interest, proposal offer or request. The Company shall thereafter (i) keep Parent reasonably informed, on a reasonably current basis, of any material developments (including material oral communications relating to the terms and conditions of any Acquisition Proposal) or changes in the status and details (including any changes to the type and amount of consideration) of any such Acquisition Proposal, inquiry, indication of interest, proposal, offer or request and (ii) as promptly as practicable (but in no event later than 24 hours after receipt) provide to Parent unredacted copies of any written proposals, indications of interest, draft agreements and other written materials relating to the financial terms or other material terms and conditions of such Acquisition Proposal, inquiry, indication of interest, proposal, offer or request exchanged between the Company or any of its Subsidiaries or Representatives and the Person(s) making such Acquisition Proposal, inquiry, indication of interest, proposal, offer or request or any of its Affiliates or its or their Representatives.
(d)   Anything in this Section 6.02 to the contrary notwithstanding, prior to the Company Approval Time, if the Company Board receives a bona fide written Acquisition Proposal made after the date of this Agreement that has not resulted from a material breach of this Section 6.02 and the Company Board determines in good faith, after consultation with the Company’s financial advisor and outside legal counsel, that such Acquisition Proposal constitutes a Superior Proposal, and after consultation with the Company’s outside legal counsel, that the failure to take such action in response to such Superior Proposal would be inconsistent with its fiduciary duties under Applicable Law, the Company Board may, subject to compliance with this Section 6.02(d), (i) make a Company Adverse Recommendation Change or (ii) terminate this Agreement in accordance with Section 10.01(d)(iii); provided, that (A) the Company shall first notify Parent in writing at least four Business Days before taking such action that the Company intends to take such action, which notice shall include an unredacted copy of such proposal and a copy of any financing commitments (in the form provided to the Company) relating thereto (and, to the extent not in writing, the material terms and conditions thereof and the identity of the Person(s) making any such Acquisition Proposal), (B) the Company and its Representatives shall negotiate in good faith with Parent and their Representatives during such four Business Day notice period, to the extent Parent wishes to negotiate and make itself reasonably available to negotiate, to enable Parent to jointly propose revisions to the terms of this Agreement, (C) upon the end of such notice period, the Company Board shall have considered in good faith any revisions to the terms of this Agreement committed to in a binding written proposal by Parent, and shall have determined in good faith, after consultation with the Company’s financial advisor and outside legal counsel, that such Superior Proposal would nevertheless continue to constitute a Superior Proposal if such revisions proposed by Parent were to be given effect, and after consultation with the Company’s outside legal counsel, that the failure to take such action in response to such Superior Proposal would continue to be inconsistent with its fiduciary duties under Applicable Law and (D) in the event of any change, from time to time, to any of the financial terms or any other material terms of such Superior Proposal, the Company shall, in each case, have delivered to Parent an additional notice consistent with that described in clause (A) of this proviso and a new notice period under clause (A) of this proviso shall commence each time, except each such notice period shall be two Business Days (instead of four Business Days), during which time the Company shall be required to comply with the requirements of this Section 6.02(d) anew with respect to each such additional notice, including clauses (A) through (D) above of this proviso.
(e)   Anything in Section 6.02(a) to the contrary notwithstanding, at any time prior to Company Approval Time, the Company Board may make a Company Adverse Recommendation Change of the type described in clauses (v), (vi) or (viii) (to the extent relating to the foregoing clauses (v) or (vi)) of the definition thereof in response to an Intervening Event if the Company Board determines in good faith, after consultation with the Company’s outside legal counsel, that the failure to make such Company Adverse Recommendation Change would be inconsistent with its fiduciary duties under Applicable Law; provided, that (i) the Company shall first notify Parent in writing at least four Business Days before taking such action that the Company intends to take such action, which notice shall include a reasonably detailed description of such Intervening Event (including the facts and circumstances providing the basis for the determination by the Company Board to effect such Company Adverse Recommendation Change), (ii) the Company and its Representatives shall negotiate in good faith with Parent and their Representatives during such four Business Day period, to the extent Parent wishes to negotiate and make itself reasonably available to negotiate, to enable Parent to jointly propose revisions to the terms of this Agreement, (iii) the Company and its Representatives shall provide to Parent and their Representatives all applicable information with respect to such Intervening Event reasonably requested by Parent to permit it to propose revisions to the terms of the Agreement, and (iv) upon the end of such notice period, the Company Board shall have considered in good faith any such revisions to the terms of this Agreement committed to in a binding written proposal by Parent, and shall have determined in good faith, after consultation with the Company’s outside legal counsel, that the failure to make such Company Adverse Recommendation Change in response to such Intervening Event would continue to be inconsistent with its fiduciary duties under Applicable Law.
(f)   The Company shall, and shall cause its Subsidiaries to, and shall cause its and its Subsidiaries’ Representatives to, cease immediately any and all existing discussions or negotiations, if any, with any Third Party conducted prior to or ongoing as of the date of this Agreement with respect to any actual or potential (including if such discussions or negotiations were for the purpose of soliciting any) Acquisition Proposal or with respect to any indication, proposal, request or inquiry that would reasonably be expected to lead to an Acquisition Proposal and shall promptly instruct any such Third Party (and any of its Representatives) in possession of confidential information about the Company or any of its Subsidiaries that was furnished by or on behalf of the Company in connection with such discussions or negotiations to return or destroy all such information promptly after the date hereof in accordance with the relevant confidentiality agreement between the Company and such Third Party. The Company shall enforce, and not waive, terminate or modify without Parent’s prior written consent, any confidentiality, standstill or similar provision in any confidentiality, standstill or other agreement (other than in the Confidentiality Agreement), unless the Company Board determines in good faith, after consultation with the Company’s outside legal counsel, that the failure to take such action would be inconsistent with its fiduciary duties under Applicable Law.
(g)   Nothing contained in this Section 6.02 shall prevent the Company Board from (i) taking and disclosing to the Company Shareholders a position contemplated by Rule 14e-2(a), Rule 14d-9 or Item 1012(a) of Regulation M-A promulgated under the 1934 Act, (ii) making any required disclosure to the Company Shareholders if the Company Board determines in good faith, after consultation with its outside legal counsel, that the failure to take such action would be inconsistent with its fiduciary duties under Applicable Law, (iii) making any “stop, look and listen” communication to the Company Shareholders pursuant to Rule 14d-9(f) promulgated under the 1934 Act; provided, that in the case of any of (i), (ii) or (iii), any such action or disclosure that would constitute a Company Adverse Recommendation Change may only be made in compliance with the foregoing provisions of this Section 6.02, or (iv) making honest and complete disclosure to the Court at the hearing to sanction the Scheme of Arrangement as required by Applicable Law.
Section 6.03   Takeover Statutes.   The Company shall (a) take all action within its control necessary, if any, so that no “moratorium,” “control share acquisition,” “fair price,” “supermajority,” “affiliate transactions” or “business combination statute or regulation” or other similar anti-takeover laws or regulations, or any similar provision of the Company Organizational Document is or becomes applicable to the Transaction or any of the other transactions contemplated hereby, and (b) if any such anti-takeover law, regulation or provision is or becomes applicable to the Transaction or any other transactions contemplated hereby, cooperate and grant such approvals and take such actions within its control as are reasonably necessary so that the transactions contemplated hereby may be consummated as promptly as practicable on the terms contemplated hereby and otherwise act to eliminate or minimize the effects of such statute or regulation on the transactions contemplated hereby. The Company shall not take (or omit to take) any action which would reasonably be expected to result in (i) the Takeover Code applying to the Company, the Transaction or any other transactions contemplated by this Agreement or (ii) the Transaction or any other transactions contemplated by this Agreement becoming subject to the jurisdiction of the Panel. If, at any time, the Company receives a notification or communication from the Panel to the effect that it may assert jurisdiction over the Transaction or that the Company may be or become subject to the Takeover Code, the Company shall notify Parent as promptly as reasonably practicable. In such circumstances, each of the Parties agrees that it shall reasonably cooperate with each other in making representations to the Panel to seek a ruling that the Company is not subject to the Takeover Code and, if necessary, to appeal such ruling to the Panel’s Hearings Committee and the Takeover Appeal Board.
Section 6.04   Access to Information.
(a)   All information furnished pursuant to this Agreement shall be subject to the Confidentiality Agreement.
(b)   On reasonable notice, during normal business hours during the period from the date of this Agreement to the earlier of the Effective Time or the valid termination of this Agreement, the Company shall, and shall cause its Subsidiaries to, afford to each member of the Parent Group and their Representatives reasonable access to the Company’s and its Subsidiaries’ properties, offices, personnel, Contracts, books, and records all other information concerning its businesses, properties and personnel (other than any of the foregoing to the extent specifically related to the negotiation and execution of this Agreement, or, except as expressly provided in Section 6.02, to any Acquisition Proposal), in each case, as any member of the Parent Group or its relevant Representatives (as applicable) reasonably requests in anticipation or furtherance of the consummation of the transactions contemplated hereby (including for integration planning) and in a manner so as to not unreasonably interfere with the normal business operations of the Company or any of its Subsidiaries. During such period described in the immediately preceding sentence, on reasonable notice and subject to Applicable Law and during normal business hours, the Company shall instruct its pertinent Representatives to reasonably cooperate with the Parent Group in their review of any such information provided or made available pursuant to the immediately preceding sentence.
(c)   Anything to the contrary in Section 6.04(b) notwithstanding, the Company and its Subsidiaries shall not be required to provide such access or disclosure of information if it (i) would, as reasonably determined based on the advice of outside counsel, jeopardize any attorney-client, attorney-work product or other similar privilege with respect to such information, (ii) would contravene any Applicable Law or confidentiality agreement with a third party entered into prior to the date hereof or after the date hereof in the ordinary course of business, (iii) would result in the disclosure of any valuations of the Company in connection with the transactions contemplated by this Agreement or any other strategic alternatives, (iv) would be for the purpose of disclosure of such information in any Proceeding between the Parties; provided, that, in the case of clauses (i), (ii) and (iii), the Company shall, and shall cause its Subsidiaries to, use commercially reasonable efforts to make appropriate substitute disclosure arrangements under circumstances in which such restrictions apply (including (x) obtaining any required consent from any Third Party and (y) redacting such information (A) to remove references concerning valuation, (B) as necessary to comply with any Contract in effect on the date of this Agreement or after the date of this Agreement and (C) as necessary to address reasonable attorney-client, work-product or other privilege or confidentiality concerns) and to provide such information as to the applicable matter as can be conveyed.
(d)   Anything to the contrary in this Section 6.04 notwithstanding, nothing in this Section 6.04 shall be construed to require the Company, any of its Subsidiaries or any of their Representatives to prepare any financial statements, projections, reports, analyses, appraisals or opinions that are not readily available.
Article VII
COVENANTS OF PARENT
Section 7.01   Conduct of Parent.
(a)   From the date of this Agreement until the earlier of the Effective Time and the termination of this Agreement, except (w) as required by Applicable Law, (x) as set forth in Section 7.01(a) of the Parent Disclosure Schedule, (y) as otherwise required or expressly contemplated by this Agreement, or (z) with the prior written consent of the Company (which consent shall not be unreasonably withheld, conditioned or delayed), Parent shall, and shall cause each of its Subsidiaries to, use commercially reasonable efforts to conduct its business in the ordinary course of business in all material respects and to preserve intact its business organization, keep available the services of its and their present officers and key employees and maintain its existing relations and goodwill with material customers, members, suppliers, licensors, licensees and other Third Parties with whom it has material business relations; provided that (i) no action by Parent or any of its Subsidiaries to the extent expressly permitted by an exception to any of Section 7.01(b)(i) through Section 7.01(b)(x) shall be deemed to be a breach of this Section 7.01(a) and (ii) any failure to take any action prohibited by Section 7.01(b)(i) through Section 7.01(b)(x) shall not be deemed a breach of this Section 7.01(a).
(b)   From the date of this Agreement until the earlier of the Effective Time and the valid termination of this Agreement, except (x) as required by Applicable Law, (y) as set forth in Section 7.01 of the Parent Disclosure Schedule, or (z) as otherwise required or expressly contemplated by this Agreement, without the Company’s prior written consent (which consent shall not be unreasonably withheld, conditioned or delayed), Parent shall not, and shall cause its Subsidiaries not to:
(i)   adopt or propose any change to the Parent Organizational Documents;
(ii)   acquire (including by merger, consolidation, takeover offer, scheme of arrangement or acquisition of securities or assets or by any other means) or authorize or announce an intention to so acquire, or enter into any agreements providing for any acquisitions of, any securities of or other equity interest in or assets comprising a business or division of any Person, in each case for cash consideration, except (A) for transactions solely between Parent and a wholly owned Subsidiary of Parent or solely between wholly owned Subsidiaries of Parent or (B) any such acquisition involving cash payments not exceeding, individually or in the aggregate, $50,000,000;
(iii)   authorize, declare, set aside, make or pay any dividends or distribution with respect to its shares or other Equity Securities (whether in cash, assets, shares or other securities of Parent or any of its Subsidiaries) (other than dividends or distributions made by any wholly owned Subsidiary of Parent to Parent or to any wholly owned Subsidiary of Parent);
(iv)   (A) split, combine, consolidate, subdivide, reduce, reclassify or redesignate any of its share capital or other Equity Securities, or redeem, purchase, cancel or otherwise acquire or offer to acquire any of its share capital or other Equity Securities, or issue or authorize the issuance of any of its share capital or other Equity Securities or any other securities in respect of, in lieu of or in substitution for, shares of its share capital or other Equity Securities in Parent or any Subsidiary of Parent, except for (x) the acceptance of shares of Parent Common Stock as payment of the exercise price of options or equity awards and/or the payment of withholding taxes upon exercise or settlement of any such options or awards, or the acceptance or cancelation of shares of Parent

Class B Common Stock upon the conversion or exchange thereof, or (y) any such transaction involving Parent and its wholly owned Subsidiary or only wholly owned Subsidiaries of Parent or (B) amend any term or alter any rights of any of the outstanding shares of Parent Common Stock or other Equity Securities of Parent (other than Equity Securities granted under any Parent Employee Plan);
(v)   issue any shares of capital stock of Parent or issue any securities convertible into or exchangeable or exercisable for any such shares or other Equity Securities of Parent or its Subsidiaries, other than (A) issuances or grants of equity awards under Parent Employee Plans; provided that any such grants shall not, with respect to each Parent Employee Plan, cover a number of shares of Parent Common Stock that exceeds the sum of (1) the amount of Parent Common Stock that remains reserved, but unissued under such Parent Employee Plan as of the date of this Agreement plus (2) any shares of Parent Common Stock automatically added to the share reserve of such Parent Employee Plan following the date of this Agreement pursuant to its terms as in effect on the date of this Agreement (including with respect to annual “evergreen” and share recycling provisions), (B) issuances of shares of Parent Common Stock or other securities as required pursuant to equity awards or obligations under Parent Employee Plans, or upon conversion of, or in exchange for, shares of Parent Class B Common Stock, (C) issuances of shares of Parent Common Stock not to exceed 20% of the aggregate amount of the shares of Parent Common Stock outstanding on the date of this Agreement in one or more transactions, the primary purpose of which is raising capital; provided that, with respect to this clause (C), (1) prior to (or on) December 31, 2024, Parent may not issue or sell any such shares in any such transaction at an offering price per share that is less than $6.37 and (2) on or after January 1, 2025, Parent may not issue or sell in such transactions shares of Parent Common Stock that exceed an amount equal to 10% of the aggregate amount of shares of Parent Common Stock outstanding on the date of this Agreement at an offering price per share that is less than $5.73, or (D) issuances of Parent Common Stock not to exceed an amount equal to 20% of the aggregate amount of the shares of Parent Common Stock outstanding on the date of this Agreement in one or more transactions that are part of one or more strategic transactions, the primary purpose of which is not raising capital between Parent or any of its Subsidiaries, on the one hand, and one or more Third Parties, on the other hand; provided that, with respect to this clause (D), Parent may not issue or sell shares of Parent Common Stock that exceed an amount equal to 10% of the aggregate amount of shares of Parent Common Stock outstanding on the date of this Agreement in such transactions for cash and provided, further, that the per share offering price of such shares issued or sold for cash may not be less than $5.73;
(vi)   liquidate (completely or partially), wind up, dissolve, place into administration or receivership, enter into any voluntary arrangement or other compromise with creditors, restructure, recapitalize or effect any other reorganization, or adopt any plan or resolution, or take any other action providing for any of the foregoing other than the winding up and dissolution of dormant Subsidiaries of Parent;
(vii)   make any material change in financial accounting policies, practices, principles or procedures or any of its methods of reporting income, deductions or other material items for financial accounting purposes, except as required by GAAP or Applicable Law;
(viii)   make, change or revoke any material Tax election adopt or change any Tax accounting period or material method of Tax accounting, amend any material Tax Return, file any material Tax Return that is materially inconsistent with a previously filed Tax Return of the same type for a prior taxable period, settle or compromise any material liability for Taxes or any Tax Proceeding relating to a material amount of Taxes, enter into any advance pricing agreement or “closing agreement” within the meaning of Section 7121 of the Code (or any similar provision of state, local or non-U.S. law), request any ruling from any Taxing Authority (other than a ruling requested in connection with the Transaction that is not inconsistent with this Agreement, provided that Parent has notified the Company of such ruling request, provided the Company with a written copy of the proposed ruling request for its review and comment, and considered in good faith any reasonable comments received from the Company), assume any liability for a material amount of

Taxes of any other Person by Contract (other than a Contract described in Section 5.15(c)(ii)(y)), change its jurisdiction of Tax residence or request or otherwise agree to an extension or waiver of the statute of limitations with respect to a material amount of Taxes;
(ix)   incur, assume, guarantee, endorse or otherwise become liable for or modify in any material respects the terms of any Indebtedness or issue or sell any debt securities or calls, options, warrants or other rights to acquire any debt securities (directly, contingently or otherwise), except for (A) for the incurrence of any Indebtedness solely among Parent and its wholly owned Subsidiaries or solely among wholly owned Subsidiaries of Parent, (B) currency derivatives not for speculative purposes, (C) Indebtedness of the type described in clause (d) or (g) of the definition of “Indebtedness” incurred in the ordinary course of business or (D) the incurrence of Indebtedness in an amount at any time outstanding pursuant to this clause (D) not to exceed $50,000,000 in the aggregate; or
(x)   agree or authorize, in writing or otherwise, to take any of the foregoing actions.
(c)   Until the earlier of the termination of this Agreement and the Closing, anything to the contrary set forth in this Agreement notwithstanding, Parent shall not, and shall cause its Affiliates not to, directly or indirectly (whether by merger, consolidation, takeover offer, scheme of arrangement or otherwise), acquire, purchase, lease or license or otherwise enter into a transaction with (or agree to acquire, purchase, lease or license or otherwise enter into a transaction with) any business, corporation, partnership, association or other business organization or division or part thereof that would reasonably be expected to (i) impose any material delay in the satisfaction of, or increase materially the risk of not satisfying the conditions set forth in Section 9.01(d) (to the extent related to any Antitrust Law or Foreign Investment Law) or the conditions set forth in Section 9.01(f); (ii) materially increase the risk of any Governmental Authority entering an Order prohibiting or enjoining the consummation of the Transaction; or (iii) otherwise prevent or materially delay or impair the consummation of the Transaction. The fact that a merger, acquisition or similar transaction requires approval under the Antitrust Laws or Foreign Investment Law shall not in and of itself restrict such transaction under this Section 7.01(c).
Section 7.02   No Solicitation by Parent.
(a)   From the date of this Agreement until the earlier of the Effective Time and the valid termination of this Agreement, except as otherwise set forth in this Section 7.02, Parent shall not, and shall cause its Subsidiaries and its and its Subsidiaries’ respective Representatives not to, directly or indirectly, (i) solicit, initiate, participate in, knowingly facilitate, knowingly assist or knowingly encourage any inquiries regarding, or the making or submission of, any Parent Acquisition Proposal or any inquiry, indication of interest, proposal, offer or request that would reasonably be expected to lead to a Parent Acquisition Proposal, (ii) (A) enter into, continue or participate in any discussions or negotiations in respect of any Parent Acquisition Proposal or any such inquiry, indication of interest, proposal, offer or request or (B) furnish to any Third Party any information in connection with any Parent Acquisition Proposal or any such inquiry, indication of interest, proposal offer or request, (iii) enter into or adopt any letter of intent, heads of terms, memorandum of understanding or similar document, agreement, commitment, or agreement in principle (whether written or oral, binding or nonbinding) with respect to a Parent Acquisition Proposal (other than an Acceptable Parent Confidentiality Agreement), (iv) recommend or approve or publicly propose to recommend, adopt or approve any Parent Acquisition Proposal, (v) withdraw, or qualify, amend or modify in a manner adverse to the Company (or publicly propose to withdraw, or qualify, amend or modify in a manner adverse to the Company), the Parent Board Recommendation, or resolve or agree to take any such action, (vi) fail to include the Parent Board Recommendation in the Proxy Statement and the Scheme Document Annex, (vii) take any action to make any “moratorium”, “control share acquisition”, “fair price”, “supermajority”, “affiliate transactions” or “business combination statute or regulation” or other similar anti-takeover laws and regulations inapplicable to any Parent Acquisition Proposal, or (viii) resolve or agree to do any of the foregoing (any of the foregoing clauses (iv)-(vi) or clause (viii) (to the extent relating to clauses (iv)-(vi)), a “Parent Adverse Recommendation Change”).

(b)   The foregoing notwithstanding, if at any time prior to the receipt of the Parent Stockholder Approval (the “Parent Approval Time”), the Parent Board receives a bona fide written Parent Acquisition Proposal made after the date of this Agreement that has not resulted from a material breach of this Section 7.02, the Parent Board, directly or indirectly through its Representatives, may, if the Parent Board determines in good faith, after consultation with Parent’s financial advisor and outside legal counsel, that such Parent Acquisition Proposal is or would reasonably be expected to lead to a Parent Superior Proposal and, after consultation with Parent’s outside legal counsel, that the failure to take such action would be inconsistent with its fiduciary duties under Applicable Law, subject to compliance with Section 7.02(c), (i) engage in negotiations or discussions with such Third Party and its Representatives and financing sources and (ii) furnish to such Third Party and its Representatives and financing sources information relating to Parent or any of its Subsidiaries pursuant to a confidentiality agreement that (A) does not contain any provision that would prevent Parent from complying with its obligation to provide disclosure to the Company pursuant to this Section 7.02 and (B) contains provisions that, in each case, are not materially less favorable to Parent than those contained in the Confidentiality Agreement (provided that no such confidentiality agreement shall be required to contain any standstill or similar provisions) (such a confidentiality agreement, an “Acceptable Parent Confidentiality Agreement”), a copy of which Acceptable Parent Confidentiality Agreement shall be provided to the Company promptly after its execution; provided, that all such information (to the extent that such information is non-public and has not been previously provided or made available to the Company) is provided or made available to Parent, as the case may be, substantially concurrently with the time it is provided or made available to such Third Party.
(c)   Parent shall notify the Company as promptly as practicable (but in no event later than 24 hours) after receipt by Parent or any of its Subsidiaries or, to the knowledge of Parent, any of its or their Representatives of any Parent Acquisition Proposal, any inquiry, indication of interest, proposal or offer that would reasonably be expected to lead to any Parent Acquisition Proposal or any request for information relating to Parent or any of its Subsidiaries in connection with any such Parent Acquisition Proposal, inquiry, indication of interest, proposal or offer, which notice shall be provided in writing and shall identify the Person(s) making, and the material terms and conditions of, any such Parent Acquisition Proposal, inquiry, indication of interest, proposal offer or request. Parent shall thereafter (i) keep the Company reasonably informed, on a reasonably current basis, of any material developments (including material oral communications relating to the terms and conditions of any Parent Acquisition Proposal) or changes in the status and details (including any changes to the type and amount of consideration) of any such Parent Acquisition Proposal, inquiry, indication of interest, proposal, offer or request and (ii) as promptly as practicable (but in no event later than 24 hours after receipt) provide to the Company unredacted copies of any written proposals, indications of interest, draft agreements and other written materials relating to the financial terms or other material terms and conditions of such Parent Acquisition Proposal, inquiry, indication of interest, proposal, offer or request exchanged between Parent or any of its Subsidiaries or Representatives and the Person(s) making such Parent Acquisition Proposal, inquiry, indication of interest, proposal, offer or request or any of its Affiliates or its or their Representatives.
(d)   Anything in this Section 7.02 to the contrary notwithstanding, prior to the Parent Approval Time, if the Parent Board receives a bona fide written Parent Acquisition Proposal made after the date of this Agreement that has not resulted from a material breach of this Section 7.02 and the Parent Board determines in good faith, after consultation with Parent’s financial advisor and outside legal counsel, that such Parent Acquisition Proposal constitutes a Parent Superior Proposal and, after consultation with Parent’s outside legal counsel, that the failure to take such action in response to such Parent Superior Proposal would be inconsistent with its fiduciary duties under Applicable Law, the Parent Board may, subject to compliance with this Section 7.02(d), (i) make a Parent Adverse Recommendation Change or (ii) terminate this Agreement in accordance with Section 10.01(c)(iii); provided, that (A) Parent shall first notify the Company in writing at least four Business Days before taking such action that Parent intends to take such action, which notice shall include an unredacted copy of such proposal and a copy of any financing commitments (in the form provided to Parent) relating thereto (and, to the extent not in writing, the material terms and conditions thereof and the identity of the Person(s) making any such Parent Acquisition Proposal), (B) Parent and its Representatives shall negotiate in good faith with the Company and its Representatives during such four Business Day notice period, to the extent the

Company wishes to negotiate and make itself reasonably available to negotiate, to enable the Company to propose revisions to the terms of this Agreement, (C) upon the end of such notice period, the Parent Board shall have considered in good faith any revisions to the terms of this Agreement committed to in a binding written proposal by the Company, and shall have determined in good faith, after consultation with Parent’s financial advisor and outside legal counsel, that such Parent Superior Proposal would nevertheless continue to constitute a Parent Superior Proposal if such revisions proposed by the Company were to be given effect and, after consultation with Parent’s outside legal counsel, that the failure to take such action in response to such Parent Superior Proposal would continue to be inconsistent with its fiduciary duties under Applicable Law and (D) in the event of any change, from time to time, to any of the financial terms or any other material terms of such Parent Superior Proposal, Parent shall, in each case, have delivered to the Company an additional notice consistent with that described in clause (A) of this proviso and a new notice period under clause (A) of this proviso shall commence each time, except each such notice period shall be two Business Days (instead of four Business Days), during which time Parent shall be required to comply with the requirements of this Section 7.02(d) anew with respect to each such additional notice, including clauses (A) through (D) above of this proviso.
(e)   Anything in Section 7.02(a) to the contrary notwithstanding, at any time prior to Parent Approval Time, the Parent Board may make a Parent Adverse Recommendation Change of the type described in clauses (v), (vi) or (viii) (to the extent relating to the foregoing clauses (v) or (vi)) of the definition thereof in response to a Parent Intervening Event if the Parent Board determines in good faith, after consultation with Parent’s outside legal counsel, that the failure to make such Parent Adverse Recommendation Change would be inconsistent with its fiduciary duties under Applicable Law; provided, that (i) Parent shall first notify the Company in writing at least four Business Days before taking such action that Parent intends to take such action, which notice shall include a reasonably detailed description of such Parent Intervening Event (including the facts and circumstances providing the basis for the determination by the Parent Board to effect such Parent Adverse Recommendation Change), (ii) Parent and its Representatives shall negotiate in good faith with the Company and its Representatives during such four Business Day period, to the extent the Company wishes to negotiate and make itself reasonably available to negotiate, to enable the Company to propose revisions to the terms of this Agreement, (iii) Parent and its Representatives shall provide to the Company and its Representatives all applicable information with respect to such Parent Intervening Event reasonably requested by the Company to permit it to propose revisions to the terms of the Agreement, and (iv) upon the end of such notice period, the Parent Board shall have considered in good faith any such revisions to the terms of this Agreement committed to in a binding written proposal by the Company, and shall have determined in good faith, after consultation with Parent’s outside legal counsel, that the failure to make such Parent Adverse Recommendation Change in response to such Parent Intervening Event would continue to be inconsistent with its fiduciary duties under Applicable Law.
(f)   Parent shall, and shall cause its Subsidiaries to, and shall cause its and its Subsidiaries’ Representatives to, cease immediately any and all existing discussions or negotiations, if any, with any Third Party conducted prior to or ongoing as of the date of this Agreement with respect to any actual or potential (including if such discussions or negotiations were for the purpose of soliciting any) Parent Acquisition Proposal or with respect to any indication, proposal, request or inquiry that would reasonably be expected to lead to a Parent Acquisition Proposal and shall promptly instruct any such Third Party (and any of its Representatives) in possession of confidential information about Parent or any of its Subsidiaries that was furnished by or on behalf of Parent in connection with such discussions or negotiations to return or destroy all such information promptly after the date hereof in accordance with the relevant confidentiality agreement between Parent and such Third Party. Parent shall enforce, and not waive, terminate or modify without the Company’s prior written consent, any confidentiality, standstill or similar provision in any confidentiality, standstill or other agreement (other than in the Confidentiality Agreement), unless the Parent Board determines in good faith, after consultation with Parent’s outside legal counsel, that the failure to take such action would be inconsistent with its fiduciary duties under Applicable Law.
(g)   Nothing contained in this Section 7.02 shall prevent the Parent Board from (i) taking and disclosing to the Parent Stockholders a position contemplated by Rule 14e-2(a), Rule 14d-9 or

Item 1012(a) of Regulation M-A promulgated under the 1934 Act, (ii) making any required disclosure to the Parent Stockholders if the Parent Board determines in good faith, after consultation with Parent’s outside legal counsel, that the failure to take such action would be inconsistent with its fiduciary duties under Applicable Law or (iii) making any “stop, look and listen” communication to the Parent Stockholders pursuant to Rule 14d-9(f) promulgated under the 1934 Act; provided, that in the case of any of (i), (ii) or (iii), any such action or disclosure that would constitute a Parent Adverse Recommendation Change may only be made in compliance with the foregoing provisions of this Section 7.02.
Section 7.03   Director and Officer Liability.
(a)   Parent agrees that, to the fullest extent permitted under Applicable Law, all rights to exculpation, indemnification and advancement of expenses for acts or omissions occurring at or prior to the Effective Time, whether asserted or claimed prior to, at or after the Effective Time, existing as at the date of this Agreement in favor of the current or former directors and officers of the Company or its Subsidiaries as provided in their respective articles of association or other organizational documents or in any agreement or deed of indemnity shall survive the Transaction and shall continue in full force and effect in accordance with their terms. For a period of six years from the Effective Time, to the fullest extent permitted under Applicable Law, Parent shall cause the Company and its Subsidiaries to maintain in effect any and all exculpation, indemnification and advancement of expenses provisions of the articles of association or similar organizational documents of the Company and its Subsidiaries in effect as at the date of this Agreement or in any indemnification agreements of the Company or its Subsidiaries with any of their respective current or former directors or officers in effect as at the date of this Agreement, and to the fullest extent permitted under Applicable Law shall not permit the Company or any of its Subsidiaries to amend, repeal or otherwise modify any such provisions or any such indemnification agreements or the exculpation, indemnification or advancement of expenses provisions of the organizational documents of the Company or its Subsidiaries in any manner that would adversely affect the rights thereunder of any individuals who immediately before the Effective Time were current or former directors or officers of the Company or any of its Subsidiaries; provided, however, that all rights to exculpation, indemnification and advancement of expenses in respect of any Proceeding pending or asserted or any claim made within such period shall continue until the disposition of such Proceeding or resolution of such claim. Following the Closing Parent shall cause the Company to comply with the terms of this Section 7.03(a).
(b)   Parent shall indemnify and hold harmless (and advance funds in respect of each of the foregoing) each current or former director or officer of the Company or any of its Subsidiaries or each person who has served as a manager, director, officer, member, trustee or fiduciary of another corporation, partnership, joint venture, trust, pension or other employee benefit plan or enterprise if such service was at the request or for the benefit of the Company or any of its Subsidiaries (each, together with such person’s heirs, executors or administrators, an “Indemnified Party”), in each case to the fullest extent permitted under Applicable Law against any costs or expenses (including advancing attorneys’ fees and expenses in advance of the final disposition of any claim, suit, proceeding or investigation to each Indemnified Party to the fullest extent permitted by Applicable Law; provided, however, that the Indemnified Party to whom expenses are advanced provides an undertaking consistent with Applicable Law and the Company Organizational Document, as applicable, to repay such amounts if it is ultimately determined that such person is not entitled to indemnification), judgments, fines, losses, claims, damages, liabilities and amounts paid in settlement in connection with any actual or threatened Proceeding, arising out of, relating to or in connection with any action or omission by them in their capacities as such occurring or alleged to have occurred at or before the Effective Time (including acts or omissions in connection with (x) such Indemnified Party serving as an officer, director, employee or other fiduciary of any entity if such service was at the request or for the benefit of the Company or (y) any of the transactions contemplated by this Agreement).
(c)   For a period of six years from the Effective Time, Parent shall cause to be maintained in effect the coverage provided by the policies of directors’ and officers’ liability insurance and fiduciary liability insurance in effect as of the date hereof by the Company and its Subsidiaries with respect to matters existing or arising at or before the Effective Time (provided that Parent may substitute these for policies with a carrier with reasonably comparable credit ratings to the existing carrier of at least the same coverage and amounts and containing terms and conditions that it reasonably considers are no less favorable to the insureds); provided, however, that Parent shall not be required to pay annual premiums in excess of 300% of the last annual premium paid by the Company prior to the date hereof in respect of the coverages (the “Maximum Amount”) required to be obtained pursuant hereto, but in such case where the quoted premium exceeds the Maximum Amount, it shall purchase as much coverage as reasonably practicable for the Maximum Amount. If the Company or Parent elects, then the Company or Parent, as applicable, may, prior to the Effective Time, purchase a six-year prepaid “tail policy” providing insurance coverage, benefits and terms no less favorable to the Indemnified Parties than the current policies of directors’ and officers’ liability insurance and fiduciary liability insurance with respect to acts or omissions occurring or alleged to have occurred prior to the Effective Time; provided that in no event shall the cost of such policy exceed the Maximum Amount (it being understood and agreed that the Company or Parent, as applicable, shall, where the quoted premium for the “tail policy” exceeds the Maximum Amount, purchase as much coverage as reasonably practicable for the Maximum Amount) and, if such a “tail policy” is purchased, there shall be no further obligations under this Section 7.03(c).
(d)   In the event that after the Effective Time (i) Parent, the Company or any of their respective successors or assigns (A) consolidates with or merges into any other Person and is not the continuing or surviving corporation or entity of such consolidation or merger or (B) transfers or conveys all or substantially all of its properties and assets to any Person, or (ii) Parent or any of its respective successors or assigns dissolves the Company, then, and in each such case, proper provision shall be made so that the successors and assigns of Parent or the Company, as applicable, shall assume all of the obligations thereof set forth in this Section 7.03.
(e)   The obligations of Parent under this Section 7.03 shall not be terminated, amended or modified in any manner so as to adversely affect any Indemnified Party (including their successors, heirs and legal representatives) to whom this Section 7.03 applies without the consent of such Indemnified Party. It is expressly agreed that, notwithstanding any other provision of this Agreement that may be to the contrary, (i) the Indemnified Parties to whom this Section 7.03 applies shall be third-party beneficiaries of this Section 7.03, and (ii) this Section 7.03 shall survive consummation of the Transaction and shall be enforceable by such Indemnified Parties and their respective successors, heirs and legal representatives against Parent and its successors and assigns.
Section 7.04   Section 16 Matters(a).   Prior to the Effective Time, Parent shall take all such steps as may be reasonably necessary or advisable (to the extent permitted under Applicable Law) to cause any acquisitions of Parent Common Stock (including derivative securities referencing the same) resulting from the transactions contemplated by this Agreement by each individual who is or will be subject to the reporting requirements of Section 16(a) of the 1934 Act to be exempt under Rule 16b-3 promulgated under the 1934 Act.
Article VIII
COVENANTS OF THE COMPANY AND PARENT
Section 8.01   Notices of Certain Events.   The Company shall give prompt notice to Parent, and Parent shall give prompt notice to the Company, (i) of any notice or other communication received by such Party from any Governmental Authority or from any other Person alleging that the consent of such Person is or may be required in connection with the Transaction, the Scheme of Arrangement or the other transactions contemplated by this Agreement, if the failure of such Party to obtain such consent could be material to the Company or Parent (including to Parent following the Closing) or (ii) of any legal Proceeding commenced or, to any Party’s knowledge, threatened against, such Party or any of its Subsidiaries in connection with the Transaction, the Scheme of Arrangement or the other transactions contemplated by this Agreement; provided, however, that the delivery of any notice pursuant to this Section 8.01 shall not cure any breach of any representation or warranty requiring disclosure of such matter in the Company Disclosure Schedule or Parent Disclosure Schedule, as applicable, or otherwise limit or affect the remedies available hereunder to any Party. The failure to deliver any such notice shall not affect any of the conditions set forth in Article IX or give rise to any right to terminate under Article X.

Section 8.02   Filings, Consents and Approvals.
(a)   Subject to the terms and conditions of this Agreement, each of the Company and Parent shall (and each shall cause its Subsidiaries to) use their respective reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under Applicable Law to consummate the Transaction and other transactions contemplated hereby as promptly as reasonably practicable, including (i) (A) preparing and filing as promptly as practicable with any Governmental Authority or other Third Party all documentation to effect all Filings as are necessary, proper or advisable to consummate the Transaction and the other transactions contemplated hereby, (B) using reasonable best efforts to obtain, as promptly as practicable, and thereafter maintain, all Consents from any Governmental Authority or other Third Party that are necessary, proper or advisable to consummate the Transaction or other transactions contemplated hereby, and to comply with the terms and conditions of each such Consent (including by supplying as promptly as reasonably practicable any additional information or documentary material that may be requested pursuant to the HSR Act or other applicable Antitrust Laws or Foreign Investment Laws), and (C) cooperating with the other parties hereto in their efforts to comply with their obligations under this Agreement, including in seeking to obtain as promptly as practicable any Consents necessary, proper or advisable to consummate the Transaction or the other transactions contemplated hereby and (ii) using reasonable best efforts to (A) defend any lawsuit or other legal Proceeding, whether judicial or administrative, brought by any Governmental Authority or Third Party challenging this Agreement or seeking to enjoin, restrain, prevent, prohibit or make illegal consummation of the Transaction or any of the other transactions contemplated hereby and (B) contest any Order that enjoins, restrains, prevents, prohibits or makes illegal consummation of the Transaction or any of the other transactions contemplated hereby. This Section 8.02 shall not apply with respect to Filings with or the Consents of the Court to implement the Scheme of Arrangement, which are dealt with in Article III.
(b)   Parent and the Company shall jointly direct, devise and implement the strategy for (i) obtaining any necessary Consent of, for responding to any request from, inquiry or investigation by (including directing the timing, nature and substance of all such responses), and attend and lead all meetings and communications (including any negotiations) with, any Governmental Authority that has authority to enforce any Antitrust Law or Foreign Investment Law and (ii) control the defense and settlement of any Proceeding brought by or before any Governmental Authority that has authority to enforce any Antitrust Law or Foreign Investment Law. In the event of a disagreement regarding any of the foregoing, Parent and the Company shall work together in good faith to resolve such disagreement and endeavor to implement such strategy, communication or response in a mutually acceptable manner; provided, however, that to the extent a disagreement is unresolved after good faith discussions between senior representatives of Parent and the Company and any other such executive officers and/or Persons as they may respectively deem appropriate, which discussions shall be held within 48 hours of the unresolved disagreement being identified (to the extent practicable and unless otherwise agreed by the parties in writing), the implementation of such strategy, communication, or response will be controlled by Parent, after good faith consideration of the views of the Company.
(c)   In furtherance and not in limitation of Section 8.02(a), each of the Company and Parent shall, and each shall cause its Subsidiaries to, (x) make an appropriate filing of a notification and report form pursuant to the HSR Act with respect to the Transaction as promptly as practicable, and in any event within 15 Business Days after the execution of this Agreement, (y) make required Foreign Investment Law filings enumerated under Schedule 9.01(f) as promptly as reasonably practicable and in any event the earlier of: (i) if a request is issued to either Parent or the Company by the applicable Governmental Authority to submit a notification, three Business Days after such request, or (ii) ten Business Days after the execution of this Agreement, in each case, unless otherwise agreed by Parent and the Company, and (z) as promptly as practicable and in any event within 15 Business Days following the date of this Agreement (unless otherwise agreed), make all other Filings with all Governmental Authorities that are necessary, proper or advisable under this Agreement or Applicable Law (including without limitation under any other Antitrust Law or Foreign Investment Law) to consummate and make effective the Transaction and the other transactions contemplated hereby. In the event that the Company or Parent receives a request for information or documentary material pursuant to the HSR Act or any other Antitrust Law or Foreign Investment Law (a “Second Request”), each shall, and shall cause its respective Subsidiaries to, use reasonable best efforts (and shall cooperate with each other) to submit an appropriate response to such Second Request as promptly as reasonably practicable, and to make available their respective Representatives to, on reasonable request, any Governmental Authority in connection with (i) the preparation of any Filing made by or on their behalf to any Governmental Authority in connection with the Transaction or any of the other transactions contemplated hereby or (ii) any Governmental Authority investigation, review or approval process. Neither Party, nor any of its Subsidiaries, shall extend any waiting period under the HSR Act (by pull and refile or otherwise) or enter into any agreement with the United States Federal Trade Commission, the Antitrust Division of the United States Department of Justice or any other Governmental Authority not to consummate the transactions contemplated by this Agreement without the prior written consent of the other party (such consent not to be unreasonably withheld, conditioned or delayed). Parent shall pay, or cause its Subsidiaries to pay, all filing fees required under any applicable Antitrust Law or any applicable Foreign Investment Law for the consummation of the Transaction. Other than in connection with obtaining the Consents and non-disapprovals described in Section 4.03 of the Company Disclosure Schedule or any other Filings required or requested (in writing) to be made by a Governmental Authority (in any such case, following discussions among such Governmental Authority, Parent, the Company and their respective Representatives, Parent shall not, and shall ensure its Subsidiaries shall not, make any Filings under any applicable Antitrust Law or any Foreign Investment Law with any Governmental Authority regarding the Transaction without the prior written consent of the Company (unless Parent is directed to make a filing under Foreign Investment Laws by the relevant Governmental Authority), such consent not to be unreasonably withheld, conditioned or delayed.
(d)   Subject to Applicable Laws relating to the sharing of information and the terms and conditions of the Confidentiality Agreement, each of the Company and Parent shall, and each shall cause its Subsidiaries to, cooperate and consult with each other in connection with the making of all Filings and any communications with any Governmental Authority regarding the Transaction pursuant to this Section 8.02, and shall keep each other apprised on a current basis of the status of matters relating to the completion of the Transaction and the other transactions contemplated hereby, including: (i) (A) as far in advance as practicable, notifying the other party of, and providing the other party with an opportunity to consult with respect to, any Filing or communication or inquiry it or any of its Affiliates intends to make with any Governmental Authority (other than any routine Tax Returns filed with, or communication or inquiry relating to an immaterial amount of Taxes with, a Taxing Authority) or any communication or inquiry it or any of its Affiliates intends to make with any Third Party in connection therewith, relating to the matters that are the subject of this Agreement, (B) providing the other party and its counsel, prior to submitting any such Filing or making any such communication or inquiry, a reasonable opportunity to review, and considering in good faith the comments of the other party and such other party’s Representatives in connection with any such Filing, communication or inquiry, and (C) promptly following the submission of such Filing or making of such communication or inquiry, providing the other party with a copy of any such Filing (except in the case of the HSR Filing), communication or inquiry, if in written form, or, if in oral form, a summary of such communication or inquiry; (ii) as promptly as practicable following receipt, furnishing the other party with a copy of any Filing (except in the case of the HSR Filing) or written communication or inquiry, or, if in oral form, a summary of any such communication or inquiry, it or any of its Affiliates receives from any Governmental Authority (other than any routine Tax Returns filed with, or communication or inquiry relating to an immaterial amount of Taxes with, a Taxing Authority) or any communication or inquiry it receives from any Third Party in connection therewith, relating to matters that are the subject of this Agreement; and (iii) coordinating and reasonably cooperating with the other party in exchanging such information and providing such other assistance as the other party may reasonably request in connection with this Section 8.02. The Company, Parent or their respective Representatives shall notify and consult with the other party in advance of any meeting or conference (including by telephone or videoconference) with any Governmental Authority (other than any routine Tax Returns filed with, or communication or inquiry relating to an immaterial amount of Taxes with, a Taxing Authority), or any member of the staff of any such Governmental Authority, in respect of any Filing, Proceeding (including the settlement of any Proceeding) or other inquiry regarding the Transaction or any of the other transactions contemplated hereby and, to the extent not prohibited by such Governmental Authority, enable the other party to participate. Parent and the Company may, as each deems advisable and necessary, reasonably designate any competitively sensitive material provided to the other under this Agreement as “outside counsel only”. Such materials and the information contained therein shall be given only to the outside legal counsel and will not be disclosed by such outside counsel to employees, officers or directors of the recipient unless express permission is obtained in advance from the source of the materials (Parent or the Company, as the case may be) or its legal counsel; provided, however, that materials provided pursuant to this Agreement may be redacted (i) to remove references concerning the valuation of or future plans for Parent or the Company, as applicable, or the Transaction, (ii) as necessary to comply with contractual obligations or Applicable Law and (iii) as necessary to address reasonable privilege concerns.
(e)   In furtherance of the foregoing, Parent shall, and shall cause its Subsidiaries, to take any and all actions necessary, proper or advisable to cause the expiration or termination of any waiting periods under the HSR Act or any Foreign Antitrust Law or Foreign Investment Law applicable to the Transaction or the other transactions contemplated by this Agreement, and the receipt of all Consents under applicable Foreign Antitrust Laws or Foreign Investment Law in respect of the Transaction and the other transactions contemplated by this Agreement, and to eliminate each and every impediment under any Antitrust Law or Foreign Investment Law that is asserted by any Governmental Authority and permit and cause the satisfaction of the conditions set forth in Section 9.01(d) (to the extent related to any Antitrust Law or Foreign Investment Law) or Section 9.01(f) as promptly as reasonably practicable and in any event prior to the End Date, including proposing, negotiating, committing to and effecting, by consent decree, hold separate order or otherwise, (i) the sale, license, assignment, transfer, divestiture, holding separate or other disposition of any assets, business or portion of business of Parent, the Company or any Subsidiary of either Parent or the Company or (ii) any conduct of business restrictions, including the imposition of any restriction, requirement or limitation on the operation of the business or portion of the business of Parent, the Company or any Subsidiary of either Parent or the Company; provided, however, that notwithstanding anything to the contrary in this Agreement, Parent nor any of its respective Affiliates shall be required to, and the Company shall not, and shall cause its Subsidiaries not to, without the prior written consent of Parent, become subject to, consent to or offer or agree to, or otherwise take any action with respect to, any requirement, condition, limitation, understanding, agreement or order, whether of the type referred to in clause (i) or (ii) above or otherwise (A) relating to Parent or any of its Subsidiaries or any of their respective assets or businesses that would reasonably be expected to have, individually or in the aggregate, a material adverse effect on Parent and its Subsidiaries, taken as a whole, or (B) relating to the Company or any of its Subsidiaries or any of their respective assets or businesses that would reasonably be expected to have, individually or in the aggregate, a material adverse effect on the Company and its Subsidiaries, taken as a whole; provided, further, that, if requested by Parent, the Company or its Subsidiaries will become subject to, consent to or offer or agree to, or otherwise take any action with respect to, any such requirement, condition, limitation, understanding, agreement or order; provided, further, that in no event will Parent, the Company or any of their respective Subsidiaries be required to effect any such requirement, condition, limitation, understanding, agreement or order that is not conditioned upon the Closing occurring.
Section 8.03   Employee Matters.
(a)   From the Closing Date until the 12 month anniversary of the Closing Date (the “Benefits Continuation Period”), with respect to each individual who is employed by the Company and its Subsidiaries (including, for all purposes of this Section 8.03, persons indirectly employed by the Company or its Subsidiaries through a professional employer organization or employer of record) immediately prior to the Effective Time and who continues to be employed by the Company, Parent or any of their respective Subsidiaries immediately following the Effective Time (collectively, the “Continuing Employees”), while Continuing Employee continues to be employed by the Company, Parent or any of their Subsidiaries following the Effective Time, Parent shall, and shall cause its Subsidiaries to during the Benefits Continuation Period, provide to each Continuing Employee: (i) an annual base salary or wage rate that is not less than the annual base salary or wage rate provided to such Continuing Employee immediately prior to the Effective Time; (ii) a total annual incentive compensation target opportunity (including both cash and equity-based compensation components) that is not less, in the aggregate, than the total annual incentive compensation target opportunity provided to such

Continuing Employee immediately prior to the Effective Time; (iii) severance benefits that are no less favorable than those provided to such Continuing Employee immediately prior to the Effective Time; (iv) leave-related benefits that are no less favorable than those provided to such Continuing Employee immediately prior to the Effective Time; and (v) other employee benefits (including retirement, employee health, AD&D and life insurance benefits) that are no less favorable in the aggregate to such benefits as provided to such Continuing Employee immediately prior to the Effective Time or as may be required to be provided to such Continuing Employee pursuant to Applicable Law. For the avoidance of doubt, this Section 8.03(a) shall not limit any obligations to any Continuing Employee under (A) any employment agreement entered into with such Continuing Employee, (B) any standard written terms of employment or engagement pursuant to which each group of employees, consultants or independent contractors of the Company and its Subsidiaries are employed or engaged that are applicable to such Continuing Employees and (C) the Company Retention Plan.
(b)   With respect to any employee benefit plan in which any Continuing Employee first becomes eligible to participate on or after the Effective Time (the “New Company Plans”), Parent shall use commercially reasonable efforts to: (i) cause the waiver of all pre-existing condition exclusions and waiting periods with respect to participation and coverage requirements applicable to such Continuing Employee under any New Company Plan that is a health or welfare plan in which such Continuing Employee may be eligible to participate after the Effective Time to the extent satisfied or waived under a comparable Company Employee Plan, (ii) cause the recognition of service of Continuing Employees (to the extent credited by the Company or its Subsidiaries in any comparable Company Employee Plan) accrued prior to the Effective Time for all purposes under (but not for the purposes of benefit accrual under any defined benefit pension plan) any New Company Plan in which such Continuing Employees may be eligible to participate after the Effective Time, provided, however, that in no event shall any credit be given to the extent it would result in the duplication of benefits for the same period of service, and (iii) if applicable, cause to be credited, in any New Company Plan that is a health or welfare plan in which Continuing Employees participate, any deductibles or out-of-pocket expenses incurred by such Continuing Employee and such Continuing Employee’s beneficiaries and dependents during the portion of the calendar year in which such Continuing Employee first becomes eligible for the New Company Plan that occurs prior to such Continuing Employee’s commencement of participation in such New Company Plan with the objective that there be no double counting during the first year of eligibility of such deductibles or out-of-pocket expenses. For the avoidance of doubt, upon any transition to New Company Plans or Parent Employee Plans that provide for severance benefits that are based on service credit, Continuing Employees shall be credited with service accrued prior to the Effective Time for all relevant purposes under such plan(s).
(c)   Effective as of no later than the day immediately preceding the Closing Date, the Company and its Subsidiaries shall terminate any and all Company Employee Plans intended to be qualified under Section 401(a) of the Code (each, a “Company 401(k) Plan”) and any and all Company Employee Plans that include group severance pay or benefits, unless Parent provides written notice to the Company that any such Company 401(k) Plan or other Company Employee Plan shall not be terminated. The Company shall provide Parent with evidence that all such Company 401(k) Plans and other Company Employee Plans have been terminated pursuant to resolutions of the board of directors (or similar body) of the Company or its applicable Subsidiary. The form and substance of such resolutions shall be subject to review and approval of Parent. The Company and its Subsidiaries also shall take such other actions in furtherance of terminating any such Company 401(k) Plans and other Company Employee Plans as Parent may require. If the distributions of assets from the trust of any Company 401(k) Plan that is terminated pursuant to this Section 8.03(c) are reasonably anticipated to cause or result in liquidation charges, surrender charges or other fees to be imposed upon the account of any participant or beneficiary of such Company 401(k) Plan or upon the Company or any participating employer, then the Company shall take such actions as are necessary to estimate the amount of such charges or other fees and provide its estimate of that amount in writing to Parent at least three Business Days prior to the Closing Date.
(d)   Following the date of this Agreement, the Company shall adopt a severance and retention program as set out in Schedule 8.03(d) of the Company Disclosure Schedule (the “Company Retention Plan”).

(e)   The Company shall, and shall cause its Subsidiaries to, reasonably cooperate with Parent regarding any analysis conducted by the Company or Parent with respect to Section 280G of the Code and provide such information as reasonably requested by Parent to analyze the impact of Section 280G of the Code, in each case, following the execution of this Agreement, with respect to the “change in ownership or control” (as such term is defined in Section 280G of the Code and the Treasury Regulations and related guidance thereunder) of the Company that occurs as a result of the transactions contemplated by this Agreement. Without limiting the foregoing, the Company shall provide Parent (for Parent’s review and comment) (A) a reasonable, good faith estimate of the maximum amount (if any) that could be paid to each such “disqualified individual” as a result of the Transaction and the other transactions contemplated by this Agreement (alone or in combination with any other event, including any termination of employment on or following the Closing) and (B) the “base amount” (as such term is defined in Section 280G(b)(3) of the Code) for each such “disqualified individual,” in each case calculated as of the date of this Agreement, and on or prior to the fifth Business Day prior to the Effective Time, the Company shall provide Parent with its final Section 280G of the Code analysis for Parent’s review and comment.
(f)   Nothing contained in this Agreement is intended to be treated as an amendment to any Plan or any employee benefit plan or arrangement of the Company, Parent or any of their Affiliates, or to create any third-party beneficiary rights in any Person, any beneficiary or dependent thereof, or any collective bargaining representative thereof. Nothing contained herein, express or implied, shall (i) alter or limit the ability of the Company, Parent or any of their respective Affiliates to amend, modify or terminate any benefit plan, program, agreement or arrangement at any time assumed, established, sponsored or maintained by any of them or (ii) create any rights to continued employment or service with the Company, Parent or any of their respective Affiliates or in any way limit the ability of the Company, Parent or any of their respective Affiliates to terminate the employment, engagement, appointment or service of any employee or other Person (including, for the avoidance of doubt, any Continuing Employee) at any time and for any reason.
Section 8.04   Public Announcements.   The initial press release concerning this Agreement and the transactions contemplated hereby shall be a joint press release to be in the form agreed on by the Company and Parent prior to the execution of this Agreement. Following such initial press release, Parent and the Company shall consult with each other before issuing any additional press release, making any other public statement or scheduling any press conference, conference call or meeting with investors or analysts with respect to this Agreement or the transactions contemplated hereby and, except as may be required by Applicable Law or any listing agreement with or rule of any national securities exchange or association, shall not issue any such press release, make any such other public statement or schedule any such press conference, conference call or meeting before such consultation (and, to the extent applicable, shall provide copies of any such press release, statement or agreement to the other Party and shall consider in good faith the comments of the other Party); provided, that the restrictions set forth in this Section 8.04 shall not apply to any release or public statement (a) in connection with an Acquisition Proposal, a Parent Acquisition Proposal, a Company Adverse Recommendation Change or a Parent Adverse Recommendation Change and any matters related thereto, (b) in connection with any dispute between the Parties regarding this Agreement, the Transaction or the other transactions contemplated hereby or (c) to the extent the information contained therein substantially reiterates (or is consistent with) previous releases, public disclosures or public statements made by the Company and/or Parent in compliance with this Section 8.04.
Section 8.05   Stock Exchange Delisting; Stock Exchange Listing.
(a)   Each of the Company and Parent agrees to cooperate with the other Party in taking, or causing to be taken, all actions necessary to delist each Company ADS from the Nasdaq and terminate its registration under the 1934 Act; provided, that such delisting and termination shall not be effective until the Effective Time.
(b)   Parent shall take all necessary action to cause the shares of Parent Common Stock comprising the Share Deliverable to be listed on Nasdaq prior to the Effective Time.
Section 8.06   Switching.
(a)   If, and only if, the Court declines or refuses to sanction the Scheme of Arrangement, at Parent’s election, the Parties shall cooperate to, as promptly as practicable thereafter, implement the

Transaction by means of a takeover offer within the meaning of section 974 of the Companies Act (including any subsequent revision, variation, extension or renewal of such offer, the “Offer”), and not by means of the Scheme of Arrangement, and otherwise in accordance with the terms of this Agreement to the extent applicable to the Offer (including Article III, as if the Proxy Statement and the other Transaction Documentation were (to the extent applicable to the Offer) the documentation required by Applicable Law to effect the Offer, mutatis mutandis)
(b)   If the Transaction is implemented by way of an Offer pursuant to and in accordance with clause (a) above:
(i)   Parent shall (A) prepare the document to be dispatched to (amongst others) the Company Shareholders under which any Offer would be made (the “Offer Document”), (B) prepare and file with the SEC a registration statement on Form S-4 with respect to the Exchange Shares (the “Registration Statement”), and (C) use commercially reasonably efforts to cause the Offer Document and the Registration Statement to comply with the requirements of all relevant applicable securities laws and to cause the Registration Statement to become effective as promptly as practicable after it is filed with the SEC;
(ii)   unless the Company shall have effected a Company Adverse Recommendation Change, the Company shall (A) cooperate with Parent to prepare the Offer Document, (B) prepare and file with the SEC concurrently with the commencement of the Offer a Solicitation/Recommendation Statement on Schedule 14D-9 pertaining to the Offer, which shall include the Company Board Recommendation, the form of which shall be a Transaction Document (the “Schedule 14D-9”) and (C) use commercially reasonably efforts to cause the Schedule 14D-9 to comply with the requirements of all relevant applicable securities laws;
(iii)   Parent shall ensure that (A) the acceptance condition to the Offer shall be set at 90% of the Company Ordinary Shares to which the Offer relates (or such lesser percentage as the Company and Parent may agree), (B) the only conditions of the Offer shall be those set out in Article IX (the “Conditions”) (except to the extent any such Condition shall have already been satisfied or waived) and an additional condition that the Transaction Agreement has not then been terminated in accordance with its terms (with the Conditions set forth in Section 9.01(a) and Section 9.01(b) replaced with the acceptance condition specified in Section 8.06(b)(iii)), and (C) the Offer shall lapse if all such Conditions are not satisfied or waived at the earlier of the End Date or the date falling six months from the date of the Offer (as such term is defined in section 991(1) of the Companies Act); and
(iv)   each of the Offer Document, the Registration Statement and the Schedule 14D-9 shall be Transaction Documentation for purposes of this Agreement, and the representations and warranties of the Company and Parent contained in Section 4.07(h) and Section 5.10, respectively, and the covenants of the Parties set forth in Section 3.04 in respect of such documents and the information contained therein, shall apply (to the extent applicable to the Offer) to such Transaction Documentation mutatis mutandis.
(c)   Unless the Company consents otherwise, Parent shall serve a notice under section 979 of the Companies Act to the holder of any shares to which the Offer relates which Parent has not acquired or unconditionally contracted to acquire, stating Parent’s desire to acquire those shares, as soon as reasonably practicable after Parent becomes entitled to do so under section 979 of the Companies Act and in any event within the time period specified by section 980(2)(b) of the Companies Act and in compliance with all other requirements of section 980 of the Companies Act.
(d)   Parent may not elect to implement the Transaction by means of an Offer except as contemplated by this Agreement without the Company’s prior written consent.
Section 8.07   Tax Matters.
(a)   The Company and Parent shall (and shall, in the case of the Company, procure that each of its Subsidiaries and its and their Representatives shall and, in the case of Parent, procure that each of its Subsidiaries and its and their respective Representatives shall) provide such assistance and information as such other Party may reasonably request in connection with any matters relating to Tax in respect of the transactions contemplated by this Agreement, including in respect of any Tax clearances or Consents that any such Party may consider necessary or desirable in connection with the transactions contemplated by this Agreement (including in connection with any UK stamp duty or stamp duty reserve Tax). The Company shall, as soon as reasonably practicable after the date hereof, apply for confirmation from HMRC that the Court Order is not subject to United Kingdom stamp duty or stamp duty reserve Tax and Parent shall provide any necessary undertakings required by HMRC as to the payment of stamp duty or stamp duty reserve Tax in connection with the Transaction. For the avoidance of doubt, failure to obtain such confirmation shall not constitute a breach of the Company’s obligations under this Agreement.
(b)   The Parties shall treat the Transaction for U.S. federal tax purposes as a taxable exchange (the “Intended U.S. Tax Treatment”), file all Tax Returns in a manner consistent with the Intended U.S. Tax Treatment and take no position that is inconsistent with the Intended U.S. Tax Treatment unless otherwise required by a final “determination” (within the meaning of Section 1313(a) of the Code) or a change in Applicable Law after the date hereof.
Section 8.08   Transaction Litigation.   Each Party shall promptly (and in any event, within 48 hours) notify the other Party of any shareholder demands or Proceedings (including derivative claims) commenced against it or its respective Subsidiaries and/or its or its Subsidiaries’ respective directors or officers relating to this Agreement or any of the transactions contemplated hereby (collectively, “Transaction Litigation”) and shall keep the other Party informed on a reasonably current basis regarding any Transaction Litigation (including by promptly furnishing to the other Party and its Representatives such information relating to such Transaction Litigation as may reasonably be requested by it and that would not reasonably be expected to result in the waiver of attorney client or other applicable legal privilege; provided, however, that each Party shall use its commercially reasonable efforts to provide an alternative means of disclosing or providing such information to the maximum extent that does not result in a loss of such legal privilege and in the event that such Party or any of its Subsidiaries does not provide access or information in reliance on this clause, such Party shall provide notice to the other Party that information is being withheld). Other than to the extent such Transaction Litigation relates to an Acquisition Proposal in respect of which one Party has adverse interests with respect to the other Party, such Party shall give the other Party the opportunity to consult with it regarding the defense and settlement of any Transaction Litigation, shall consider in good faith the other Party’s advice with respect to such Transaction Litigation and shall give the other Party’s the opportunity to participate (at such other Party’s expense) in (but not control) the defense and settlement of such Transaction Litigation. Prior to the Effective Time, neither Party nor any of its Subsidiaries shall settle or offer to settle any Transaction Litigation without the prior written consent of the other Party (which consent shall not be unreasonably withheld, conditioned or delayed).
Section 8.09   Securities Act Exemption.   If the Transaction is to be effected by means of the Scheme of Arrangement, Parent shall take the actions required to be taken by it to cause the Exchange Shares to be issued in reliance on the exemption from the registration requirements of the 1933 Act provided by Section 3(a)(10) of the 1933 Act and in reliance on exemptions from registration under state “blue sky” or securities laws.
Article IX
CONDITIONS TO THE TRANSACTION
Section 9.01   Conditions to the Obligations of Each Party.   The obligations of the Company and Parent to consummate the Transaction are subject to the satisfaction (or, to the extent permitted by Applicable Law, waiver) of the following conditions:
(a)   the Company Shareholder Approvals shall have been obtained;
(b)   the Scheme of Arrangement shall have been sanctioned by the Court;
(c)   the Parent Stockholder Approval shall have been obtained;
(d)   (i) no Order shall have been issued by any court or other Governmental Authority of competent jurisdiction that remains in effect and enjoins, prevents or prohibits the consummation of the Transaction and (ii) no Applicable Law shall have been enacted, entered, promulgated or enforced by any Governmental Authority that remains in effect and prohibits or makes illegal consummation of the Transaction;
(e)   the Exchange Shares shall have been approved for listing on Nasdaq; and
(f)   any applicable waiting period under the HSR Act shall have expired or been terminated and any agreement with a Governmental Authority not to consummate the Transaction shall have expired or been terminated and all applicable waiting periods or other Consent of any Governmental Authority set forth on Schedule 9.01(f) relating to the Transaction shall have expired, been terminated or been obtained, as applicable.
Section 9.02   Conditions to the Obligations of Parent.   The obligations of Parent to consummate the Transaction are subject to the satisfaction (or, to the extent permitted by Applicable Law, waiver by Parent) of the following further conditions:
(a)   The Company shall have performed, in all material respects, all of its obligations hereunder required to be performed by it at or prior to the Closing;
(b)   (i) the representations and warranties of the Company contained in Section 4.01 (other than the third, fourth and sixth sentences therein), Section 4.02, Section 4.05(c) (other than the last sentence therein), Section 4.06(b), Section 4.25, Section 4.26 and Section 4.27 (A) in the case of any such representations and warranties that are qualified by materiality or Material Adverse Effect in the text thereof, shall be true and correct in all respects, and (B) in the case of any such representations and warranties that are not so qualified, shall be true and correct in all material respects, in the case of each of clauses (A) and (B), at and as of the Closing as if made at and as of the Closing (or, if such representations and warranties are given as of another specific date, at and as of such date); (ii) the representations and warranties of the Company contained in Section 4.05(a) shall be true and correct at and as of the Closing as if made at and as of the Closing (or, if such representations and warranties are given as of another specific date, at and as of such date), except for any de minimis inaccuracies, (iii) the representations and warranties of the Company contained in Section 4.09(b) shall be true and correct in all respects at and as of the Closing as if made at and as of the Closing; and (iv) the other representations and warranties of the Company contained in Article IV (disregarding all qualifications and exceptions contained therein relating to materiality or Material Adverse Effect) shall be true and correct at and as of the Closing as if made at and as of the Closing (or, if such representations and warranties are given as of another specific date, at and as of such date), except, in the case of this clause (iv) only, where the failure of such representations and warranties to be true and correct has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;
(c)   since the date of this Agreement, there shall not have occurred a Material Adverse Effect; and
(d)   Parent shall have received a certificate from an executive officer of the Company confirming the satisfaction of the conditions set forth in Section 9.02(a) and Section 9.02(b).
Section 9.03   Conditions to the Obligations of Company.   The obligation of the Company to consummate the Transaction is subject to the satisfaction (or, to the extent permitted by Applicable Law, waiver by the Company) of the following further conditions:
(a)   Parent shall have performed, in all material respects, all of its obligations hereunder required to be performed by Parent at or prior to the Closing;
(b)   (i) the representations and warranties of Parent contained in Section 5.01 (other than the fourth and fifth sentences therein), Section 5.02, Section 5.05(b), Section 5.19 and Section 5.20 (A) in the case of any such representations and warranties that are qualified by materiality or Parent Material Adverse Effect in the text thereof, shall be true and correct in all respects, and (B) in the case of any such representations and warranties that are not so qualified, shall be true and correct in all material respects, in the case of each of clauses (A) and (B), at and as of the Closing as if made at and as of the Closing (or, if such representations and warranties are given as of another specific date, at and as of such date), (ii) the representations and warranties of Parent contained in Section 5.08(b) shall be true and correct in all respects at and as of the Closing as if made at and as of the Closing; (iii) the representations and warranties of Parent contained in Section 5.05(a) shall be true and correct at and as of the Closing as if made at and as of the Closing (or if such representations and warranties are given as of another specific date, at and as of such date), except for any de minimis inaccuracies and (iv) the other representations and warranties of Parent contained in Article V (disregarding all qualifications and exceptions contained therein relating to materiality or Parent Material Adverse Effect) shall be true and correct at and as of the Closing as if made at and as of the Closing (or, if such representations and warranties are given as of another specific date, at and as of such date), except, in the case of this clause (iv) only, where the failure of such representations and warranties to be true and correct has not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect;
(c)   since the date of this Agreement, there shall not have occurred a Parent Material Adverse Effect; and
(d)   the Company shall have received a certificate from an executive officer of Parent confirming, on behalf of Parent, the satisfaction of the conditions set forth in Section 9.03(a) and Section 9.03(b).
Article X
TERMINATION
Section 10.01   Termination.   This Agreement may be terminated and the Transaction and the other transactions contemplated hereby may be abandoned at any time prior to the Effective Time (notwithstanding receipt of the Parent Stockholder Approval or the Company Shareholder Approvals):
(a)   by mutual written agreement of the Company and Parent;
(b)   by either the Company or Parent if:
(i)   the Transaction has not been consummated on or before 11:59 p.m. Eastern time on August 8, 2025 (the “End Date”); provided, that (x) if the condition set forth in Section 9.01(b) is satisfied less than four Business Days before a date that would otherwise be the End Date, the End Date shall be automatically extended to the date that is four Business Days following such scheduled End Date and (y) the right to terminate this Agreement pursuant to this Section 10.01(b)(i) shall not be available to any Party whose breach of any provision of this Agreement has been the proximate cause of the failure of the Transaction to be consummated by the End Date;
(ii)   a court or other Governmental Authority of competent jurisdiction shall have issued an Order that permanently enjoins, prevents or prohibits the consummation of the Transaction and such Order shall have become final and non-appealable; provided, that the right to terminate this Agreement pursuant to this Section 10.01(b)(ii) shall not be available to any party whose breach of any provision of this Agreement has been the proximate cause of such Order;
(iii)   the Scheme Meeting or the Company GM (including, in each case, any postponements or adjournments thereof) shall have been completed and any Company Shareholder Approval voted on at such meeting shall not have been obtained;
(iv)   the Court declines or refuses to sanction the Scheme of Arrangement; provided that (x) if an appeal has been submitted by either Parent or the Company in respect of any such decline or refusal, the right to terminate the Agreement pursuant to this Section 10.01(b)(iv) may not be exercised until such appeal has been denied in a final determination and (y) no termination shall be permitted under this Section 10.01(b)(iv) if (A) Section 3.05(b) applies, until such time as Parent and the Company resolve that any such Scheme Technical Defect is not capable of being remedied or rectified, or (B) Parent is pursuing an Offer pursuant to Section 8.06; or
(v)   the Parent Stockholder Meeting (including any postponements or adjournments thereof) shall have been completed and the Parent Stockholder Approval shall not have been obtained; or

(c)   by Parent:
(i)   if (A) a Company Adverse Recommendation Change shall have occurred, (B) following the commencement of a tender or exchange offer in respect of an Acquisition Proposal relating to Company Ordinary Shares or Company ADSs by a Third Party, or the public disclosure of any other Acquisition Proposal, the Company Board states that it recommends such Acquisition Proposal, or expresses no opinion or is unable to take a position (other than a “stop, look and listen” communication pursuant to Rule 14d-9(f) promulgated under the 1934 Act) with respect to such Acquisition Proposal, or fails to publicly affirm the Company Board Recommendation and recommend that the holders of Company Ordinary Shares and Company ADSs reject such Acquisition Proposal within ten Business Days after the commencement of such tender or exchange offer in respect of such Acquisition Proposal pursuant to Rule 14d-9 promulgated under the Exchange Act (or, if earlier, five Business Days prior to the Scheme Meeting or the Company GM) or (C) a Willful Breach by the Company of Section 6.02 or Article III (in the case of Article III, solely to the extent such Willful Breach would reasonably be expected to prevent, materially impair or materially delay the consummation of the Transaction) shall have occurred;
(ii)   if a breach of any representation or warranty or failure to perform any covenant or agreement on the part of the Company set forth in this Agreement shall have occurred that would cause any condition set forth in Section 9.02(a) or Section 9.02(b) not to be satisfied, and such breach or failure to perform (A) is incapable of being cured by the End Date or (B) has not been cured by the Company within the earlier of (x) 30 days following written notice to the Company from Parent of such breach or failure to perform and (y) the End Date; provided, that this Agreement may not be terminated pursuant to this Section 10.01(c)(ii) if Parent is then in breach of any of its representations, warranties, covenants or agreements set forth in this Agreement, which breach by Parent would cause any condition set forth in Section 9.03(a) or Section 9.03(b) not to be satisfied;
(iii)   prior to the Parent Approval Time, if (A) the Parent Board shall have authorized the termination of this Agreement in accordance with the terms set forth in Section 7.02 in order to enter into a definitive agreement providing for a Parent Superior Proposal and (B) substantially concurrently with such termination, Parent enters into such definitive agreement; provided, that, at or prior to, and as a condition to the effectiveness of, such termination, Parent pays the Company (or its designee) the Parent Termination Payment pursuant to Section 10.03(b)(i); or
(d)   by the Company:
(i)   prior to the Parent Approval Time, if (A) a Parent Adverse Recommendation Change shall have occurred, (B) following the commencement of a tender or exchange offer in respect of a Parent Acquisition Proposal relating to Parent capital stock by a Third Party, or the public disclosure of any other Parent Acquisition Proposal, the Parent Board states that it recommends such Parent Acquisition Proposal or expresses no opinion or is unable to take a position (other than a “stop, look and listen” communication pursuant to Rule 14d-9(f) promulgated under the 1934 Act) with respect to such Parent Acquisition Proposal, or fails to publicly affirm the Parent Board Recommendation and recommend that the holders of shares of Parent Common Stock reject such Parent Acquisition Proposal within ten Business Days after the commencement of such tender or exchange offer in respect of such Parent Acquisition Proposal pursuant to Rule 14d-9 promulgated under the Exchange Act (or, if earlier, five Business Days prior to the Parent Stockholder Meeting) or (C) a Willful Breach by Parent of Section 7.02 or Article III (in the case of Article III, solely to the extent such Willful Breach would reasonably be expected to prevent, materially impair or materially delay the consummation of the Transaction) shall have occurred;
(ii)   if a breach of any representation or warranty or failure to perform any covenant or agreement on the part of Parent set forth in this Agreement shall have occurred that would cause any condition set forth in Section 9.03(a) or Section 9.03(b) not to be satisfied, and such breach or failure to perform (A) is incapable of being cured by the End Date or (B) has not been cured by Parent within the earlier of (x) 30 days following written notice to Parent from the Company of such breach or failure to perform and (y) the End Date; provided, that this Agreement may not be terminated pursuant to this Section 10.01(d)(ii) if the Company is then in breach of any of its representations, warranties, covenants or agreements set forth in this Agreement, which breach by the Company would cause any condition set forth in Section 9.02(a) or Section 9.02(b) not to be satisfied; or
(iii)   prior to the Company Approval Time, if (A) the Company Board shall have authorized the termination of this Agreement in accordance with the terms set forth in Section 6.02 in order to enter into a definitive agreement providing for a Superior Proposal and (B) substantially concurrently with such termination, the Company enters into such definitive agreement; provided, that, at or prior to, and as a condition to the effectiveness of, such termination, the Company pays Parent (or its designee) the Company Termination Payment pursuant to Section 10.03(a).
The party desiring to terminate this Agreement pursuant to this Section 10.01 (other than pursuant to Section 10.01(a)) shall give written notice of such termination to the other Party, which notice shall specify the relevant section and subsection of this Agreement pursuant to which such termination is made.
Section 10.02   Effect of Termination.   If this Agreement is terminated pursuant to Section 10.01, this Agreement shall become void and of no effect without liability of any party (or any of its Affiliates or its or their respective shareholders, as applicable, or Representatives) to the other Party hereto, except as provided in Section 10.03; provided, that neither Parent nor the Company shall be released from any liabilities or damages arising out of any fraud with respect to the representations and warranties set forth in this Agreement or Willful Breach. The provisions of this Section 10.02, Section 10.03, Article XI (other than Section 11.12, except to the extent that Section 11.12 relates to the specific performance of the provisions of this Agreement that survive termination) and Annex A (to the extent related to the foregoing) shall survive any termination of this Agreement pursuant to Section 10.01. In addition, the termination of this Agreement shall not affect the respective obligations of the Company and Parent under the Confidentiality Agreement.
Section 10.03   Termination Payment.
(a)   Termination Payment by the Company
(i)   If this Agreement is terminated pursuant to (x) Section 10.01(b)(iv) (if the Company shall have communicated to the Court at the hearing to sanction the Scheme of Arrangement that the Company Board no longer supports the consummation of the Transaction or no longer wishes the Court to sanction the Scheme of Arrangement, or that the Company Board favors or approves of any Acquisition Proposal, or shall have made any other statement or communication to the Court to the effect of any of the foregoing), (y) Section 10.01(c)(i) or (z) Section 10.01(d)(iii) (or is terminated pursuant to another provision at a time that it is terminable pursuant to any such provision in the foregoing clauses (x)-(z)), or
(ii)   if this Agreement is terminated by Parent or the Company pursuant to Section 10.01(b)(iii) or Section 10.01(b)(iv); provided, in the case of this clause (ii), that (A) an Acquisition Proposal shall have been publicly announced or made publicly known after the date of this Agreement and shall not have been publicly withdrawn without qualification at least four Business Days prior to the Company GM and the Scheme Meeting, in the case of a termination pursuant to Section 10.01(b)(iii), or prior to such termination, in the case of a termination pursuant to Section 10.01(b)(iv), and (B) within 12 months of the date this Agreement is so terminated, (x) the Company enters into a definitive agreement providing for an Acquisition Proposal and the transaction contemplated thereby is subsequently consummated (regardless of whether such consummation occurs within such 12-month period), or (y) an Acquisition Proposal is consummated; provided, that for purposes of this Section 10.03(a)(ii), all references to “20%” in the definition of Acquisition Proposal shall be deemed to be references to “50%”, then, in either the case of clause (i) or clause (ii) of this Section 10.03(a), the Company shall pay to Parent (or its designee), in cash, a payment in an amount equal to $6,880,000 (the “Company Termination Payment”) subject to adjustment under clause (f) below, (x) in the case of Section 10.03(a)(i), at or prior to, and as a condition to the effectiveness of, the termination of this Agreement in the case of a termination by the Company, or as promptly as practicable (and, in any event, within two Business Days following such termination) in the case of a termination by Parent and, (y) in the case of

Section 10.03(a)(ii), at or prior to the first to occur of (1) the entry into a definitive agreement providing for an Acquisition Proposal referred to therein and (y) the consummation of an Acquisition Proposal referred to therein.
(b)   Termination Payment by Parent
(i)   If this Agreement is terminated pursuant to (x) Section 10.01(c)(iii) or (y) Section 10.01(d)(i) (or is terminated pursuant to another provision at a time that it is terminable pursuant to any such provision in the foregoing clauses (x) or(y)), or
(ii)   if this Agreement is terminated by Parent or the Company pursuant to Section 10.01(b)(v); provided, in the case of this clause (ii), that (A) a Parent Acquisition Proposal shall have been publicly announced or made publicly known after the date of this Agreement and shall not have been publicly withdrawn without qualification at least four Business Days prior to the Parent Stockholder Meeting and (B) within 12 months of the date this Agreement is so terminated, (x) Parent enters into a definitive agreement providing for a Parent Acquisition Proposal and the transaction contemplated thereby is subsequently consummated (regardless of whether such consummation occurs within such 12-month period), or (y) a Parent Acquisition Proposal is consummated; provided, that for purposes of this Section 10.03(a)(ii), all references to “20%” in the definition of Parent Acquisition Proposal shall be deemed to be references to “50%”, then, in either the case of clause (i) or clause (ii) of this Section 10.03(b), Parent shall pay to the Company (or its designee), in cash, a payment in an amount equal to $58,770,000 (the “Parent Termination Payment”) subject to adjustment under clause (f) below, (x) in the case of Section 10.03(b)(i), at or prior to, and as a condition to the effectiveness of, the termination of this Agreement in the case of a termination by the Company, or as promptly as practicable (and, in any event, within two Business Days following such termination) in the case of a termination by Parent and (y) in the case of Section 10.03(b)(ii), at or prior to the first to occur of (1) the entry into a definitive agreement providing for a Parent Acquisition Proposal referred to therein and (y) the consummation of a Parent Acquisition Proposal referred to therein.
(c)   Any payment of the Company Termination Payment or the Parent Termination Payment, as applicable, shall be made by wire transfer of immediately available funds (in U.S. dollars) to an account designated in writing by the receiving Party.
(d)   The parties agree and understand that in no event shall the Company or Parent, as applicable, be required to pay the Company Termination Payment or the Parent Termination Payment, as applicable, on more than one occasion. The parties acknowledge that the agreements contained in this Section 10.03 are an integral part of the transactions contemplated hereby, that, without these agreements, the parties would not enter into this Agreement and that any amounts payable pursuant to this Section 10.03 do not constitute a penalty and that the Company or Parent, as applicable, will not be entitled to argue that the Company Termination Payment or the Parent Termination Payment, as applicable, is unenforceable or should be reduced in any manner. Accordingly, if the Company or Parent, as applicable, fails to promptly pay any Company Termination Payment or the Parent Termination Payment, as applicable, due pursuant to this Section 10.03, the Company or Parent, as applicable, shall also pay any reasonable and documented out-of-pocket costs and expenses (together with any irrecoverable VAT incurred thereon, and including reasonable and documented legal fees and expenses) incurred by Parent or the Company, as applicable, in connection with a legal action to enforce this Agreement that results in a judgment for such amount against the Company or Parent, as applicable. Any Company Termination Payment or the Parent Termination Payment not paid when due pursuant to this Section 10.03 shall bear interest from the date such amount is due until the date paid at a rate equal to the prime rate as published in The Wall Street Journal, Eastern Edition in effect on the date of such payment. Other than in the case of fraud with respect to the representations and warranties set forth in this Agreement or Willful Breach, the amounts payable by the Company or Parent, as applicable, pursuant to Section 10.03(a), together with any amounts payable pursuant to this Section 10.03(d), shall be the sole and exclusive monetary remedy of the Company and its Affiliates and Representatives or, as applicable, Parent and their Affiliates and Representatives, in the event of a termination of this Agreement in connection with which the Company Termination Payment or the Parent Termination Payment is payable by the Company or Parent, as applicable, pursuant to

Section 10.03(a) and the Company Termination Payment or the Parent Termination Payment, as applicable, and any such additional amounts payable pursuant to this Section 10.03(d) are actually paid to the Company or Parent, as applicable, for any and all losses and damages suffered as a result of the failure of the transactions contemplated hereby to be consummated or for a breach or failure to perform by the Company of its covenants and agreements hereunder.
(e)   The Parties intend that any payment of any Company Termination Payment or Parent Termination Payment, being compensatory in nature, shall not be treated (in whole or in part) as consideration for a supply for the purposes of VAT and, accordingly, (i) the Parties shall, and shall procure that the representative member of any VAT group of which it is a member shall, use reasonable best efforts to secure that the Company Termination Payment or the Parent Termination Payment as applicable, will not be subject to any VAT and (ii) the Company or Parent, as applicable, shall pay the full amount of any Termination Payment free and clear of any deduction or adjustment pursuant to the following Section 10.03(f).
(f)   If a Taxing Authority (or, following an appeal to a court or tribunal, such court or tribunal) finally determines that any payment of the Company Termination Payment or the Parent Termination Payment constitutes all or part of the consideration for a supply made for VAT purposes in respect of which either (A) the recipient of the sum (or the representative member of the VAT group of which the recipient of the sum is a member) is liable to account for VAT or (B) the Company or Parent, as applicable, (or the representative member of the VAT group of which it is a member) is liable to account for VAT under the reverse charge mechanism, then:
(i)   in the case of Section 10.03(f)(A), to the extent that such VAT is recoverable by the Company or Parent, as applicable, (or the representative member of the VAT group of which it is a member) by way of repayment or credit as input tax, the amount of the sum shall be increased to such amount so that the amount of the sum (including any amount in respect of VAT), less the amount of such repayment or credit in respect of input tax, equals the amount of the sum had no such VAT arisen; and
(ii)   in the case of Section 10.03(f)(B), to the extent that any VAT chargeable on the supply is not recoverable by the Company or Parent, as applicable, (or the representative member of the VAT group of which it is a member) by way of repayment or credit as input tax, the amount of the sum shall be reduced to such amount so that the aggregate of the sum (as so reduced) and such irrecoverable reverse charge VAT equals the amount of the sum had no such irrecoverable reverse charge VAT arisen.
(g)   Any adjusting payment as may be required between the parties to give effect to Section 10.03(f) shall be made five Business Days after the date on which the determination by the Taxing Authority (or court or tribunal, as the case may be) has been communicated to the Party required to make the adjusting payment pursuant to Section 10.03(f) (together with such evidence of it as it is reasonable in the circumstances to provide and, where Section 10.03(f)(A) applies, together with the provision of a valid VAT invoice) or, if later, five Business Days (y) in the case of Section 10.03(f)(A) after the date on which the VAT is recovered or (z) in the case of Section 10.03(f)(B) before the date on which the irrecoverable VAT is required to be accounted for (taking into account any applicable extensions of time), provided that in the case of Section 10.03(f)(B) the party making the adjusting payment has been given not less than 15 Business Days prior written notice of such date. The Party liable to account for any VAT shall (or shall procure that the representative member of the VAT group of which such party is a member shall) use its reasonable best efforts to obtain any available repayment or credit in respect of VAT (as referred to in this Section 10.03(g)) and for the purposes of this Section 10.03(g) the extent of such repayment or credit shall be determined by such party, acting reasonably.
Article XI
MISCELLANEOUS
Section 11.01   Notices.   All notices, requests and other communications to any party hereunder shall be in writing sent via email and shall be given,

If to the Company, to:
Exscientia plc
The Schrödinger Building
Heatley Road
Oxford Science Park
Oxford, OX4 4GE
Attention:
Executive Vice President, Legal

Email:
[redacted]

with a copy to (which shall not constitute notice):
Allen Overy Shearman Sterling LLP
One Bishops Square
London, E1 6AD
Attention:
Matthew Appleton
Nick Withers

Email:
matthew.appleton@aoshearman.com
nick.withers@aoshearman.com

and
Allen Overy Shearman Sterling US LLP
599 Lexington Avenue
New York, NY 10022
Attention:
Clare O’Brien
Christopher Glenn

Email:
cobrien@aoshearman.com
christopher.glenn@aoshearman.com

If to Parent or, following the Closing, the Company, to:
Recursion Pharmaceuticals, Inc.
41 S. Rio Grande Street
Salt Lake City, UT 84101
Attention:
Nathan B. Hatfield

Email:
[redacted]

with a copy to (which shall not constitute notice):
Wilson Sonsini Goodrich & Rosati, Professional Corporation
701 Fifth Avenue, Suite 5100
Seattle, WA 98104
Attention:
Patrick Schultheis; Robert T. Ishii; Remi P. Korenblit; Brendan Ripley Mahan

Email:
PSchultheis@wsgr.com; RIshii@wsgr.com; RKorenblit@wsgr.com; BMahan@wsgr.com and with a copy to (which shall not constitute notice):
Clifford Chance LLP
10 Upper Bank Street
London, E14 5JJ
Attention:
David Pudge; Katherine Moir

Email:
David.Pudge@CliffordChance.com; Katherine.Moir@CliffordChance.com

or to such other email address as such party may hereafter specify for the purpose by like notice to the other parties hereto. All such notices, requests and other communications shall be deemed received on the date of dispatch by the sender thereof (to the extent that no “bounce back”, “out of office” or similar message indicating non-delivery is received with respect thereto), in each case to the required recipient as set forth above, if such dispatch is made by 5:00 p.m. New York City time on a Business Day or, if made after 5:00 p.m.

New York City time on a Business Day, such notice, request or communication shall be deemed to have been received on the next succeeding Business Day.
Section 11.02   Survival.   The representations, warranties, covenants and agreements contained in this Agreement and in any certificate or other writing delivered pursuant hereto shall not survive the Effective Time, except for any covenant or agreement that by its terms is to be performed in whole or in part after the Effective Time.
Section 11.03   Amendments and Waivers.
(a)   Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement or, in the case of a waiver, by each party against whom the waiver is to be effective; provided, that (x) after the Company Shareholder Approvals have been obtained, there shall be no amendment or waiver that would require the further approval of the Company Shareholders under Applicable Law without such approval having first been obtained and (y) after the Parent Stockholder Approval have been obtained, there shall be no amendment or waiver that would require the further approval of the Parent Stockholders under Applicable Law without such approval having first been obtained.
(b)   No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided in this Agreement shall be cumulative and not exclusive of any rights or remedies provided by Applicable Law.
Section 11.04   Expenses.   Except as otherwise provided in this Agreement, all costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense, except (i) all United Kingdom stamp duty and stamp duty reserve Tax and any other similar Taxes incurred in connection with the transfer of the Scheme Shares pursuant to this Agreement (“Transfer Taxes”) shall be paid by Parent, and Parent shall, at its own expense, file all necessary documentation with respect to all such Transfer Taxes; and (ii) in the event Closing has not occurred because the condition set forth in Section 9.01(f) or the condition set forth in Section 9.01(d) (solely in respect of the Antitrust Laws) has not been satisfied, Parent shall reimburse the Company (by wire transfer of immediately available funds to a bank account designated by the Company in writing) for the reasonable and documented out-of-pocket fees, costs and expenses incurred by the Company or any of its Subsidiaries in connection with the Company’s defense of any enforcement action brought by a Governmental Authority under the Antitrust Laws relating to this Transaction, to the extent incurred after the commencement of such enforcement action, which reimbursement shall be made within five Business Days of submission by the Company to Parent of a request therefor.
Section 11.05   Third-Party Beneficiaries; Benefit; Assignment.
(a)   Except (i) as provided in Section 7.03, (ii) for the rights of the Scheme Shareholders to receive the Exchange Shares and any payment of cash in lieu of fractional Exchange Shares (following the Effective Time) in accordance with the terms of this Agreement (of which the Scheme Shareholders are the intended beneficiaries following the Effective Time), (iii) if, following a Willful Breach of this Agreement by Parent, a court of competent jurisdiction has declined to grant specific performance in favor of the Company and has instead granted an award of damages, then, the Company may enforce such award on behalf of Company Shareholders, and (iv) if Parent Willfully Breaches this Agreement, then, subject to Section 10.03(d), following the termination of this Agreement, the Company may seek damages on behalf of Company Shareholders, which, in each case, Parent acknowledges and agrees may include damages based on lost premium to the extent permitted by Delaware law, nothing in this Agreement or in the Confidentiality Agreement, express or implied, is intended to confer upon any Person other than the Parties any rights or remedies hereunder or thereunder.
(b)   Neither Party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of the other Party, except that (i) prior to the Closing, Parent may transfer or assign its rights and obligations under this Agreement, in whole or from time to time in part, to Parent or any wholly owned Subsidiary of Parent and (ii) after the Closing,

Parent may each transfer or assign its rights and obligations under this Agreement, in whole or from time to time in part, to any other Person; provided, that, in any such case of clause (i) and (ii), such transfer or assignment by Parent (A) shall not relieve Parent of its obligations hereunder, (B) otherwise alter, expand or change any obligation of any other Party hereto or (C) delay the consummation of the Transaction or any of the other transactions contemplated hereby or otherwise have non-de minimis adverse Tax consequences to the Company Shareholders.
Section 11.06   Governing Law.   This Agreement, and all disputes, claims, actions, suits or proceedings based upon, arising out of or related to this Agreement or the transactions contemplated hereby, shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law rules or principles that would result in the application of the law of any other state or jurisdiction; provided, however, that (a) the Scheme of Arrangement and (b) the interpretation of the duties of directors of the Company shall in each case of the foregoing clauses (a)-(b) be governed by, and construed in accordance with, the laws of England and Wales.
Section 11.07   Jurisdiction/Venue.   Each of the parties hereto irrevocably and unconditionally agrees that any legal action or proceeding with respect to this Agreement, the transactions contemplated hereby or the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Agreement, the transactions contemplated hereby or the rights and obligations arising hereunder brought by the other party hereto or its successors or assigns, shall be brought and determined exclusively in the Delaware Court of Chancery and any state appellate court therefrom within the State of Delaware (or, solely if the Delaware Court of Chancery declines to accept jurisdiction over a particular matter, any state or federal court within the State of Delaware). Each of the parties hereto hereby irrevocably and unconditionally submits with regard to any such action or proceeding for itself and in respect of its property to the personal jurisdiction of the aforesaid courts and agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than the aforesaid courts. Each of the parties hereto hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement, (a) any claim that it is not personally subject to the jurisdiction of the above-named courts, (b) any claim that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (c) to the fullest extent permitted by Applicable Law, any claim that (i) the suit, action or proceeding in such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper or (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts. To the fullest extent permitted by Applicable Law, each of the parties hereto hereby consents to the service of process in accordance with Section 11.01 in any action relating to this Agreement or any of the transactions contemplated by this Agreement; provided, that nothing herein shall affect the right of any party to serve legal process in any other manner permitted by Applicable Law. Notwithstanding the foregoing in this Section 11.07, the Scheme of Arrangement shall be subject to the jurisdiction of the Court and any appellate courts therefrom, and not that of the above named courts.
Section 11.08   WAIVER OF JURY TRIAL.   EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE TRANSACTION OR THE OTHER TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 11.08.

Section 11.09   Counterparts; Effectiveness.   This Agreement may be signed in any number of counterparts, including by facsimile, by email with .pdf attachments, or by other electronic signatures (including, DocuSign and AdobeSign), each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed and delivered (by electronic communication, facsimile or otherwise) by all of the other parties hereto. Until and unless each party has received a counterpart hereof signed by the other party hereto, this Agreement shall have no effect, and no party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication).
Section 11.10   Entire Agreement.   This Agreement and the Confidentiality Agreement constitute the entire agreement between the parties with respect to the subject matter thereof and supersede all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter thereof.
Section 11.11   Severability.   If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other Governmental Authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.
Section 11.12   Specific Performance.   The parties’ rights in this Section 11.12 are an integral part of the transactions contemplated by this Agreement. The parties acknowledge and agree that irreparable harm would occur and that the parties would not have any adequate remedy at law (a) for any breach of any of the provisions of this Agreement or (b) in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches or threatened breaches of this Agreement and to specifically enforce the terms and provisions of this Agreement (this being in addition to any other remedy to which they are entitled under this Agreement or under Applicable Law), without proof of actual damages, and each party further agrees to waive any requirement for the securing or posting of any bond in connection with such remedy. The parties agree not to assert that a remedy of specific enforcement is unenforceable, invalid, contrary to Applicable Law or inequitable for any reason, and not to assert that a remedy of monetary damages would provide an adequate remedy or that the parties otherwise have an adequate remedy at law. Nothing contained in this Section 11.12 shall require any party to institute any Proceeding for (or limit any party’s right to institute any Proceeding for) specific performance under this Section 11.12 before exercising any termination right under Section 10.01 (or pursuing the Company Termination Payment, the Parent Termination Payment or damages), nor shall the commencement of any Proceeding pursuant to this Section 11.12 or anything contained in this Section 11.12 restrict or limit any party’s right to terminate this Agreement in accordance with the terms of Section 10.01 or pursue any other remedies under this Agreement that may be available then or thereafter.
Section 11.13   Interpretation.   The following rules of interpretation shall apply to this Agreement: (i) the words “hereof”, “hereby”, “herein” and “hereunder” and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; (ii) the table of contents and captions in this Agreement are included for convenience of reference only and shall be ignored in the construction or interpretation hereof; (iii) references to Articles, Sections and Exhibits are to Articles, Sections and Exhibits of this Agreement unless otherwise specified; (iv) all Exhibits and schedules annexed to this Agreement or referred to in this Agreement, including the Company Disclosure Schedule and the Parent Disclosure Schedule, are incorporated in and made a part of this Agreement as if set forth in full in this Agreement; (v) any capitalized term used in any Exhibit or schedules annexed to this Agreement, including the Company Disclosure Schedule or the Parent Disclosure Schedule, but not otherwise defined therein shall have the meaning set forth in this Agreement; (vi) any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular, and references to any gender shall include all genders; (vii) whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”, whether or not they are in fact followed by those words or words of like import; (viii) “writing”, “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form; (ix) references to any Applicable Law shall be deemed to refer to such Applicable Law as amended from time to time and to any rules or regulations promulgated thereunder; (x) references to any Person include the successors and permitted assigns of that Person; (xi) when calculating the period of time before which, within which or following which any act is to be done or step taken pursuant to this Agreement, the date that is the reference date in calculating such period shall be excluded and if the last day of such period is not a Business Day, the period shall end on the next succeeding Business Day; (xii) references to “dollars” and “$” means U.S. dollars; (xiii) the term “made available” and words of similar import mean that the relevant documents, instruments or materials were (A) with respect to Parent, posted and made available to Parent on the applicable due diligence data site (or in any “clean room” or as otherwise provided on an “outside counsel only” basis) with access provided to Parent and its Representatives, or, with respect to the Company, posted or made available to the Company on the applicable due diligence data site (or in any “clean room” or as otherwise provided on an “outside counsel only” basis) with access provided to the Company and its Representatives, as applicable, in each case, prior to the execution and delivery of this Agreement; (B) provided via email or in person prior to the execution and delivery of this Agreement (including materials provided to outside counsel); or (C) filed or furnished to the SEC prior to the date of this Agreement; (xiv) the word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other theory extends and such phrase shall not mean “if”; (xv) the parties hereto have participated jointly in the negotiation and drafting of this Agreement and, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as jointly drafted by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement, (xvi) references to the Company Shareholders or other holders of Company Ordinary Shares shall be deemed to include holders of any Company ADS unless the context otherwise requires (it being understood, for the avoidance of doubt, that Company ADSs are not themselves being acquired under the Scheme of Arrangement and do not constitute Scheme Shares); and (xvii) the terms “or”, “any” and “either” are not exclusive.
[Remainder of page intentionally left blank; signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.
PARENT
By:
/s/ Christopher Gibson

Name:
Christopher Gibson

Title:
Chief Executive Officer

[Signature Page to Transaction Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.
COMPANY
By:
/s/ David Hallett

Name:
David Hallett

Title:
Interim Chief Executive Officer

[Signature Page to Transaction Agreement]

Annex A
DEFINITIONS
As used in this Agreement, the following terms have the following meanings:
“1933 Act” means the U.S. Securities Act of 1933, as amended.
“1934 Act” means the U.S. Securities Exchange Act of 1934, as amended.
“Acquisition Proposal” means any indication of interest, proposal or offer from any Person (or Persons acting in concert) or Group, other than any member of the Parent Group, relating to any (i) direct or indirect acquisition (whether in a single transaction or a series of related transactions) of assets of the Company or any of its Subsidiaries (including securities of Subsidiaries) equal to 20% or more of the consolidated assets of the Company and its Subsidiaries, taken as a whole, or to which 20% or more of the revenues of the Company and its Subsidiaries, taken as a whole, on a consolidated basis are attributable at such time, (ii) direct or indirect acquisition (whether by issuance or transfer and whether in a single transaction or a series of related transactions) of 20% or more of the outstanding voting or equity securities of the Company, including Company ADSs (whether by voting power or number of shares), (iii) takeover offer, tender offer or exchange offer that, if consummated, would result in such Person or Group beneficially owning 20% or more of the outstanding voting or equity securities of the Company, including Company ADSs (whether by voting power or number of shares), or (iv) merger, consolidation, share exchange, scheme of arrangement, business combination, joint venture, reorganization, recapitalization, liquidation, dissolution or similar transaction or series of related transactions involving the Company or any of its Subsidiaries pursuant to which persons other than the shareholders of the Company immediately preceding such transaction would hold 20% or more of the voting or equity securities in the Company (including Company ADSs) or, as applicable, in such surviving, resulting or ultimate parent entity as a result of such transaction (in each case whether by voting power or number of shares).
“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with such Person. The term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise, and the terms “controlled” and “controlling” have meanings correlative thereto.
“AI Technology” means any artificial intelligence, machine learning, computer vision, and deep learning technologies, including, but not limited to (i) any and all generative AI and non-generative or analytical AI systems; (ii) algorithms, software, or systems that make use of supervised learning, unsupervised learning, or reinforcement learning techniques, and (iii) proprietary embodied AI and hardware or equipment upon which the artificial intelligence, machine learning, computer vision, natural language processing, and deep learning algorithms, software, or systems execute.
“Antitrust Laws” means the Sherman Act of 1890, the Clayton Act of 1914, the Federal Trade Commission Act of 1914, the HSR Act and all other federal, state and foreign Applicable Laws in effect from time to time that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization, lessening of competition or restraint of trade.
“Applicable Law(s)” means, with respect to any Person, any federal, state, foreign national or local law (statutory, common or otherwise), constitution, treaty, convention, ordinance, code, rule, regulation, executive order, Order or other similar requirement enacted, adopted, promulgated or applied by a Governmental Authority that is binding on or applicable to such Person, as the same may be amended from time to time unless expressly specified otherwise in this Agreement. References to “Applicable Law” or “Applicable Laws” shall be deemed to include the FDCA, the rules, regulations and administrative policies of or promulgated under the FDA, the PHSA, the EMA, the Bribery Legislation, the Sanctions Laws, the Antitrust Laws and the Foreign Investment Laws.
“Balance Sheet Date” means December 31, 2023.
“Bribery Legislation” means all Applicable Laws relating to the prevention of bribery, corruption and money laundering, including the FCPA, the Organization For Economic Co-operation and Development

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Convention on Combating Bribery of Foreign Public Officials in International Business Transactions and related implementing legislation, the United Kingdom Bribery Act 2010 and the United Kingdom Proceeds of Crime Act 2002.
“Business Day” means a day, other than Saturday, Sunday or other day on which commercial banks in New York, New York, Salt Lake City, Utah, or London, England are authorized or required by Applicable Law to close.
“Code” means the U.S. Internal Revenue Code of 1986, as amended.
“Companies Act” means the United Kingdom Companies Act 2006 and any statutory instruments made under it, and every statutory modification or re-enactment thereof for the time being in force.
“Company ADS” means an American depositary share representing, as of the date hereof, a beneficial ownership interest in one Company Ordinary Share on deposit with the Depositary (or a Depositary Custodian under the Deposit Agreement), subject to the terms and conditions of the Deposit Agreement.
“Company AI Component” means any component of the Company Platform that employs, provides, or makes use of any AI Technology.
“Company Balance Sheet” means the audited consolidated balance sheet of the Company and its Subsidiaries as of December 31, 2023, and the footnotes to such consolidated balance sheet, in each case set forth in the Company’s report on Form 20-F for the fiscal year ended December 31, 2023.
“Company Disclosure Schedule” means the Company Disclosure Schedule delivered to Parent on the date of this Agreement.
“Company External Drug Product Candidates” means all small molecule or biologics product candidates currently under development by the Company or its Subsidiaries, with respect to which Company has granted exclusive rights to develop and commercialize to a Third Party.
“Company Internal Drug Product Candidates” means all small molecule or biologics product candidates currently under development by the Company or its Subsidiaries, excluding any Company External Drug Product Candidates.
“Company Employee Plan” means any (i) “employee benefit plan” as defined in Section 3(3) of ERISA, whether or not such plan is sponsored or maintained in the United States or is subject to ERISA, (ii) compensation, employment, consulting, redundancy, severance, termination protection, change in control, transaction bonus, retention or similar plan, agreement, arrangement, program, policy or customary practice or (iii) other plan, agreement, arrangement, practice, program or policy providing for compensation, bonuses, profit-sharing, equity or equity-based compensation or other forms of incentive or deferred compensation, vacation benefits, insurance (including any self-insured arrangement), medical, dental, vision, prescription or fringe benefits, life insurance, relocation or expatriate benefits, perquisites, disability or sick leave benefits, employee assistance program, workers’ compensation, supplemental unemployment benefits, post-employment or retirement benefits (including compensation, pension, health, medical or insurance benefits), or any other benefits or compensation of any kind, in each case whether or not written (A) that is sponsored, maintained, administered, contributed to or entered into by the Company or any of its ERISA Affiliates for the benefit of any director, officer, employee, worker or consultant (including any former director, officer, employee, worker or consultant) of the Company or any of its Subsidiaries or (B) for which the Company or any of its Subsidiaries has any direct or indirect liability and, in each case, other than any arrangement sponsored or maintained by a Governmental Authority, to which contributions are required by Applicable Law, including written terms of appointment or employment. Notwithstanding the foregoing, a plan, policy or arrangement sponsored or maintained by a professional employer organization or an employer of record organization shall not be a Company Employee Plan.
“Company GM” means the general meeting of Company Shareholders (and any adjournment, postponement or reconvening thereof) to be convened in connection with the Scheme of Arrangement in order to vote on the Company Shareholder Resolution, expected to be held as soon as the preceding Scheme Meeting shall have been concluded (it being understood that if the Scheme Meeting is adjourned, postponed or reconvened, the Company GM shall be correspondingly adjourned or postponed).

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“Company Intellectual Property” means (i) the Intellectual Property Rights owned (or purported to be owned) by the Company or any of its Subsidiaries (alone or together with any other party) (“Company Owned IP”) and (ii) any and all Intellectual Property Rights owned by a Third Party and licensed (including sublicensed) to the Company or any of its Subsidiaries, or to which the Company or any of its Subsidiaries has otherwise been granted rights.
“Company Ordinary Shares” means the ordinary shares in the capital of the Company, each with a nominal value £0.0005 per share (which, for the avoidance of doubt, shall include ordinary shares in the capital of the Company held by the Depositary (or a Depositary Custodian) under the Deposit Agreement and underlying the Company ADSs).
“Company Platform” means the proprietary coding, software, mathematical or probabilistic models that predict the likelihood of compounds being active against a specified biological target or having a particular ADMET parameter, automated design algorithms, evolutionary design algorithms, active learning algorithms, an integrated structural database, and structure-based design programs, in each case, existing as of the Effective Time and which comprise the Company and its Subsidiaries’ artificial intelligence-based drug discovery platform.
“Company RSU” means a restricted stock unit representing the right to receive Company Ordinary Shares or Company ADSs granted under Company Stock Plans.
“Company Share Option” means any option to acquire Company Ordinary Shares or Company ADSs granted under the Company Stock Plans (including, for the avoidance of doubt, market priced options and RSU-style or nil-priced options), whether subject to time-vesting or performance-vesting conditions or a combination thereof.
“Company Shareholder” means a holder of Company Ordinary Shares from time to time (being, for the avoidance of doubt, a registered holder of Company Ordinary Shares as shown from time to time on the Company’s register of members).
“Company Shareholder Approvals” means the approval of the Company Shareholder Resolution by the Company shareholders, which shall consist of the following: (i) the approval at the Scheme Meeting of the Scheme of Arrangement by a majority in number of the Scheme Shareholders present and voting, either in person or by proxy, representing not less than three-fourths (75%) in value of Scheme Shares held by those Scheme Shareholders and (ii) the passing of the Company Shareholder Resolution (as set out in the notice of the Company GM) by the requisite majorities present and voting either in person or by proxy at the Company GM.
“Company Shareholder Meetings” means the Scheme Meeting and the Company GM.
“Company Shareholder Resolution” means the special resolution to (A) authorize the directors of the Company (or a duly authorized committee of the directors) to take all such action as they may consider necessary or appropriate for carrying the Scheme of Arrangement into effect; (B) amend the Company Organizational Document and approve such other matters as may be necessary to facilitate the implementation of the Transaction and/or the Scheme of Arrangement, (C) the direct the Company Board to deliver the Court Order to Registrar of Companies in England and Wales if the Court Sanction is obtained, and (D) direct the Company Board that it need not undertake a Company Adverse Recommendation Change in connection a Superior Proposal or cause the Company to terminate this Agreement in order to enter into a definitive agreement relating to a Superior Proposal following the time at which the Company Shareholder Approvals are obtained substantially in the form set out in Annex C with or subject to any modification or addition which Parent and the Company may mutually agree.
“Company Source Code” means any Source Code for any Company AI Component or the Company Platform.
“Company Stock Plans” means any Company Employee Plan providing for equity or equity-based compensation, including the Company 2021 Equity Incentive Plan, the Company Share Option Plan, the Company Enterprise Management Incentive Plan and the Company Unapproved Share Option Plan, each as amended from time to time.

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“Confidentiality Agreement” means the non-disclosure letter agreement dated as of June 27, 2024, between Parent and the Company.
“Consent” means any consent, approval, waiver, license, permit, variance, certificate, registration, exemption, franchise, clearance, authorization, acknowledgment, Order or other confirmation.
“Contaminants” means any “back door”, “drop dead device”, “time bomb”, “Trojan horse”, “virus” or “worm” (as such terms are commonly understood in the software industry) or any other code, software routines or hardware components designed or intended to have or capable of performing any of the following functions: disabling mechanisms or protection features which are designed to disrupt, disable, harm or otherwise impede in any manner the operation of, or provide unauthorized access to, a computer system or network or other device on which software is stored or installed or damage or destroy any data or file without the user’s consent.
“Continuing Service Provider” means any individual who is providing services (whether as a director, officer, employee, or consultant) to the Company or any of its Subsidiaries immediately prior to the Effective Time and who continues to provide services to the Company, Parent, or any of their respective Subsidiaries immediately following the Effective Time.
“Contract” means any contract, agreement, obligation, understanding or instrument, lease, license, concession, franchise, note, option, bond, mortgage, indenture, trust document, loan, insurance policy or other legally binding commitment or undertaking of any nature; provided, that “Contracts” shall not include any Company Employee Plan or any Parent Employee Plan.
“Court” means the High Court of Justice of England and Wales.
“Court Order” means the order of the Court sanctioning the Scheme of Arrangement under section 899(1) of the Companies Act.
“Court Sanction” means the sanction of the Scheme of Arrangement by the Court without modification or with modification on terms reasonably acceptable to Parent and the Company.
“Court Sanction Hearing” means the Court hearing to sanction the Scheme of Arrangement.
“CSOP Option” means a Company Share Option which is intended to satisfy the requirements of Schedule 4, ITEPA.
“Deposit Agreement” means the deposit agreement dated as of October 5, 2021, by and among the Company, the Depositary and all holders and beneficial owners of Company ADSs issued thereunder, as such agreement is amended, modified or supplemented from time to time.
“Depositary” means Citibank, N.A., or such other entity as may from time to time act as the “Depositary” (as such term is defined in the Deposit Agreement).
“Depositary Shares” means those Scheme Shares in respect of which the registered holder (as shown in the register of members of the Company) is the Depositary or a Depositary Custodian holding those Scheme Shares for the Depositary in accordance with the Deposit Agreement.
“DR Nominee” means such company falling within Section 67(6) and Section 93(3) of the United Kingdom Finance Act 1986 as Parent may in its sole discretion appoint in order to act as transferee of the Depositary Shares pursuant to the Scheme of Arrangement.
“EMI Option” means a Company Share Option which is intended to satisfy the requirements of Schedule 5, ITEPA.
“Environmental Law” means any Applicable Law (a) regulating or relating to (i) the protection, preservation or restoration of the environment (including air, surface water, groundwater, drinking water supply, surface land, subsurface land, plant and animal life or any other natural resource) or the health of persons, including protection of the health and safety of employees (as such relates to exposure to hazardous or toxic substances or wastes) or (ii) the exposure to, or the use, storage, recycling, treatment, generation, transportation, processing, handling, labeling, production, Release or disposal of toxic or hazardous

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substances or wastes or (b) imposing liability or responsibility with respect to any of the foregoing, including the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. § 9601 et seq.), or any other law of similar effect.
“Environmental Permits” means all permits, licenses, franchises, variances, exemptions, orders, certificates, approvals and other similar authorizations of Governmental Authorities required by Environmental Law of the Company or any of its Subsidiaries for the operation of its respective businesses.
“Equity Securities” means, with respect to any Person, (i) any shares in the share capital or other equity securities of, or other membership, partnership or other ownership interest in, such Person, including American depositary shares, (ii) any securities of such Person convertible into or exchangeable for shares in the share capital or other equity securities of, or other membership, partnership or other ownership interests in, such Person or any of its Subsidiaries, (iii) any warrants, calls, options or other rights to acquire from such Person, or other obligations of such Person to issue, any share capital or other equity securities of, or other membership, partnership or other ownership interests in, or securities convertible into or exchangeable for share capital or other equity securities of, or other membership, partnership or other ownership interests in, such Person or any of its Subsidiaries, or (iv) any restricted shares, stock appreciation rights, performance units, contingent value rights, “phantom” stock or similar securities or rights issued by or with the approval of such Person that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any share capital or other equity securities of, other membership, partnership or other ownership interests in, such Person or any of its Subsidiaries.
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.
“ERISA Affiliate” means, with respect to any entity, any other entity that, together with such entity, would be treated as a single employer under Section 414 of the Code.
“Exchange Shares” means the shares of Parent Common Stock to be delivered to the Scheme Shareholders pursuant to the Transaction.
“FCA” means the United Kingdom Financial Conduct Authority.
“FCPA” means the Foreign Corrupt Practices Act of 1977, as amended.
“Filing” means any registration, petition, statement, application, schedule, form, declaration, notice, notification, report, submission or other filing, including, without limitation, any filing made under Foreign Investment Laws.
“Foreign Investment Law” means any Applicable Law that are designed to prohibit, restrict or regulate foreign investment.
“FRC” means the United Kingdom Financial Reporting Council.
“GAAP” means United States generally accepted accounting principles.
“Governmental Authority” means any national, transnational, domestic or foreign federal, state or local governmental, regulatory or administrative authority, department, court, agency, commission or official, including any political subdivision thereof, or any non-governmental self-regulatory agency, commission or authority and any arbitral tribunal.
“Group” means a “group” as defined in Section 13(d) of the 1934 Act.
“Hazardous Substance” means any substance, material or waste that is listed, defined, designated or classified or that is otherwise regulated by any Governmental Authority with jurisdiction over the environment as hazardous, toxic, radioactive, dangerous, harmful or a “pollutant” or “contaminant” or words of similar meaning under any Environmental Law, including petroleum or any derivative or byproduct thereof, radon, radioactive material, asbestos or asbestos-containing material, urea formaldehyde, foam insulation or polychlorinated biphenyls.
“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder.

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“IFRS” means International Financial Reporting Standards.
“Indebtedness” means, with respect to any Person, (a) all obligations for borrowed money, whether current, short-term or long-term and whether secured or unsecured; (b) all obligations evidenced by bonds, debentures, notes or similar instruments, including any lability in respect of mandatorily redeemable or purchasable capital stock or securities convertible into capital stock; (c) all indebtedness of others secured by any Lien on owned or acquired property, whether or not the indebtedness secured thereby has been assumed; (d) all finance and capital lease obligations and all synthetic lease obligations; (e) all obligations, contingent or otherwise, of such Person as an account party in respect of financial guaranties, letters of credit, letters of guaranty, surety bonds and other similar instruments whether or not drawn; (f) all obligations under securitization transactions; (g) all obligations representing the deferred and unpaid purchase price of property (other than trade payables incurred in the ordinary course of business); (h) all obligations, contingent or otherwise, in respect of bankers’ acceptances, whether or not drawn; (i) net cash payment obligations of such Person under swaps, options, derivatives and other hedging agreements or arrangements that will be payable upon termination thereof (assuming they were terminated on the date of determination); and (j) guarantees in respect of Indebtedness described in clauses (a) through (i), including guarantees of another person’s Indebtedness or any obligation of another person which is secured by assets of the Company or any of its Subsidiaries.
“Intellectual Property Rights” means any and all common law or statutory rights anywhere in the world arising under or associated with: (i) patents, patent applications, statutory invention registrations, registered designs, and similar or equivalent rights in inventions (“Patents”); (ii) non-public information, know-how, inventions, discoveries, creations, specifications, instructions, processes, formulae, methods, protocols, techniques, designs, expertise, results, strategies, compositions, formulations, practices, procedures, processes, methods, knowledge, technology, techniques, drawings, laboratory notebooks and regulatory documentation and submissions, (iii) trademarks, service marks, trade dress, trade names, logos, and other designations or indicia of origin (“Marks”); (iv) domain names, uniform resource locators, social media handles, and other names, identifiers, and locators associated with Internet addresses, sites, and services (“Internet Properties”); (v) copyrights and any other equivalent rights in works of authorship (whether or not registerable, including rights in software as a work of authorship) (“Copyrights”); (vi) trade secrets and industrial secret rights in confidential or proprietary business or technical information, including know-how, formulations, formulae, technical, research, clinical and other data, in each case, that derives independent economic value, whether actual or potential, from not being known to other Persons (“Trade Secrets”); (vii) all rights in data, data collections and databases and documentation related thereto; (viii) all moral and economic rights of authors and inventors, however denominated, throughout the world; (ix) rights in, arising out of, or associated with a person’s name, voice, signature, photograph or likeness, including rights of personality, privacy and publicity; (x) applications for, registrations of, and divisions, continuations, continuations-in-part, provisionals and extensions thereof, continuing prosecution applications, counterparts, substitutions, re-examinations, reissuances, renewals, extensions, restorations and reversions of the foregoing clauses (i) through (ix) above; and (xi) all other similar or equivalent intellectual property or proprietary rights now known or hereafter recognized anywhere in the world, including the right to enforce and recover damages for the infringement or misappropriation of any of the foregoing.
“Intervening Event” means any event, change, development or occurrence that is material to the Company and its Subsidiaries (taken as a whole) that (i) was not known or reasonably foreseeable to the Company Board as of or prior to the date of this Agreement and (ii) does not relate to or involve (A) any Acquisition Proposal or any inquiry or communications relating thereto or any matter relating thereto or consequence thereof, (B) any event, change, development or occurrence relating to or concerning Parent or any of its Affiliates, or (C) any change, in and of itself, in the market price or trading volume of the Company ADSs or shares of Parent Common Stock (provided, that any events, changes, effects, circumstances, facts, developments or occurrences giving rise to or contributing to such change that are not otherwise excluded from the definition of Intervening Event may be taken into account in determining whether there has been, or would reasonably be expected to be, an Intervening Event).
“knowledge” means (i) with respect to the Company, the knowledge of those individuals set forth in Section 1.01(a) of the Company Disclosure Schedule and (ii) with respect to Parent, the knowledge of those individuals set forth in Section 1.01(a) of the Parent Disclosure Schedule, in each case, after reasonable inquiry to the direct report of such individual with primary responsibility for the relevant matter.

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“Lien” means, with respect to any share, security, property or asset (as applicable), any mortgage, lien, pledge, charge, security interest, hypothecation, right of preemption, right of first refusal, contract for sale, easement, right of way, encroachment, occupancy right, community property interest or restriction of any nature or other encumbrance, whether voluntarily incurred or arising by operation of Applicable Law.
“Material Adverse Effect” means any event, change, effect, circumstance, fact, development or occurrence that has a material adverse effect on the business, operations or financial condition of the Company and its Subsidiaries, taken as a whole; provided, that no event, change, effect, circumstance, fact, development or occurrence to the extent resulting from, arising out of, or relating to any of the following shall be deemed to constitute a Material Adverse Effect or shall be taken into account in determining whether there has been or would reasonably be expected to be a Material Adverse Effect: (i) any changes in general United States or global economic conditions or other general business, financial or market conditions, (ii) any changes in conditions generally affecting the industry in which the Company or any of its Subsidiaries operate, (iii) fluctuations in the value of any currency, (iv) any decline, in and of itself, in the market price or trading volume of the Company ADSs (provided, that any events, changes, effects, circumstances, facts, developments or occurrences giving rise to or contributing to such decline that are not otherwise excluded from the definition of Material Adverse Effect may be taken into account in determining whether there has been, or would reasonably be expected to be, a Material Adverse Effect), (v) regulatory, legislative or political conditions or conditions in securities, credit, financial, debt or other capital markets, in each case in the United States or any foreign country, (vi) any failure, in and of itself, by the Company or any of its Subsidiaries to meet any internal or published projections, forecasts, estimates or predictions, revenues, earnings or other financial or operating metrics for any period (provided, that any events, changes, effects, circumstances, facts, developments or occurrences giving rise to or contributing to such failure that are not otherwise excluded from the definition of Material Adverse Effect may be taken into account in determining whether there has been, or would reasonably be expected to be, a Material Adverse Effect), (vii) the execution and delivery of this Agreement, the public announcement or the pendency of this Agreement or the pendency or consummation of the transactions contemplated by this Agreement (including the Transaction), the taking of any action required by this Agreement (other than, to the extent not excluded by another clause of this definition, the Company’s compliance with its obligations pursuant to Section 6.01, except to the extent that Parent has unreasonably withheld a consent under Section 6.01), or the identity of, or any facts or circumstances relating to, Parent or any of its Subsidiaries, including the impact of any of the foregoing on the relationships, contractual or otherwise, of the Company or any of its Subsidiaries with Governmental Authorities, customers, suppliers, partners, officers, employees or other material business relations (provided that this clause (vii) shall not apply with respect to any representation or warranty that addresses the consequences of the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated by this Agreement (including the representations and warranties in Section 4.01, 4.03 and 4.04) or with respect to the condition to Closing contained in Section 9.02(b), to the extent it relates to such representations and warranties), (viii) any adoption, implementation, promulgation, repeal, modification, amendment, authoritative interpretation, change or proposal of any Applicable Law of or by any Governmental Authority or any recommendations, statements or other pronouncements made, published or proposed by professional medical organizations, (ix) any changes or prospective changes in IFRS (or authoritative interpretations thereof), (x) geopolitical conditions, the outbreak or escalation of hostilities, civil or political unrest, any acts of war, sabotage, cyberattack or terrorism, or any escalation or worsening of the foregoing, (xi) any epidemic, pandemic or other outbreak of illness or public health event, any hurricane, earthquake, flood, calamity or other natural disasters, acts of God or any change resulting from weather conditions (or any worsening of any of the foregoing) or (xii) any claims, actions, suits or proceedings arising from allegations of a breach of fiduciary duty or violation of securities laws, in each case relating to this Agreement or the transactions contemplated hereby (including the Transaction), except that the matters referred to in clauses (i), (ii), (iii), (v), (viii), (ix), (x) or (xi) may be taken into account (to the extent not excluded by another clause of this definition) to the extent that the impact of any such event, change, effect, circumstance, fact, development or occurrence on the Company and its Subsidiaries, taken as a whole, is disproportionately adverse relative to the impact of such event, change, effect, circumstance, fact, development or occurrence on companies operating in the industry in which the Company and its Subsidiaries operate, and then solely to the extent of such disproportionality.
“Open Source License” means any license meeting the Open Source Definition (as promulgated by the Open Source Initiative) or the Free Software Definition (as promulgated by the Free Software Foundation),

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or any other license that requires the distribution of Source Code in connection with the distribution of any software or materials, that requires modifications or derivative works be distributed under the same license, or that prohibits one from charging a fee or otherwise seeking compensation in connection with sublicensing, displaying or distributing any software or materials. “Open Source License” includes, without limitation, a Creative Commons License, open database license, the Mozilla Public License (including any variants thereof), the GNU General Public License, GNU Lesser General Public License, Common Public License, Apache License, BSD License, or MIT License.
“Open Source Materials” means any Technology that is generally available to the public in source code form under an Open Source License.
“Orange Book” means the FDA’s Orange Book: Approved Drug Products with Therapeutic Equivalence Evaluations.
“Order” means any order, writ, decree, judgment, award, injunction, ruling, settlement or stipulation issued, promulgated, made, rendered or entered into by or with any Governmental Authority (in each case, whether temporary, preliminary or permanent).
“Parent AI Component” means any component of any Parent Platform that employs, provides, or makes use of any AI Technology.
“Parent Acquisition Proposal” means any indication of interest, proposal or offer from any Person (or Persons acting in concert) or Group, other than any member of the Parent Group, relating to any (i) direct or indirect acquisition (whether in a single transaction or a series of related transactions) of assets of Parent or any of its Subsidiaries (including securities of Subsidiaries) equal to 20% or more of the consolidated assets of Parent and its Subsidiaries, taken as a whole, or to which 20% or more of the revenues of Parent and its Subsidiaries, taken as a whole, on a consolidated basis are attributable at such time, (ii) direct or indirect acquisition (whether by issuance or transfer and whether in a single transaction or a series of related transactions) of 20% or more of the outstanding voting or equity securities of Parent (whether by voting power or number of shares), (iii) takeover offer, tender offer or exchange offer that, if consummated, would result in such Person or Group beneficially owning 20% or more of the outstanding voting or equity securities of Parent (whether by voting power or number of shares), or (iv) merger, consolidation, share exchange, scheme of arrangement, business combination, joint venture, reorganization, recapitalization, liquidation, dissolution or similar transaction or series of related transactions involving Parent or any of its Subsidiaries pursuant to which persons other than the stockholders of Parent immediately preceding such transaction would hold 20% or more of the voting or equity securities in Parent or, as applicable, in such surviving, resulting or ultimate parent entity as a result of such transaction (in each case whether by voting power or number of shares).
“Parent Balance Sheet” means the audited consolidated balance sheet of Parent and its Subsidiaries as of December 31, 2023, and the footnotes to such consolidated balance sheet, in each case set forth in Parent’s report on Form 10-K for the fiscal year ended December 31, 2023.
“Parent Common Stock” means the Class A Common Stock of Parent, par value of $0.00001 per share.
“Parent Disclosure Schedule” means the Parent Disclosure Schedule delivered to the Company on the date of this Agreement.
“Parent Drug Product Candidates” means all small molecule or biologics product candidates currently under development as an internal program by Parent or its Subsidiaries (for the avoidance of doubt, excluding any small molecule or biologics product candidate being developed for any Third Party).
“Parent Employee Plan” means any (i) “employee benefit plan” as defined in Section 3(3) of ERISA, whether or not such plan is sponsored or maintained in the United States or is subject to ERISA, (ii) compensation, employment, consulting, redundancy, severance, termination protection, change in control, transaction bonus, retention or similar plan, agreement, arrangement, program, policy or customary practice or (iii) other plan, agreement, arrangement, practice, program or policy providing for compensation, bonuses, profit-sharing, equity or equity-based compensation or other forms of incentive or deferred

A-A-8

compensation, vacation benefits, insurance (including any self-insured arrangement), medical, dental, vision, prescription or fringe benefits, life insurance, relocation or expatriate benefits, perquisites, disability or sick leave benefits, employee assistance program, workers’ compensation, supplemental unemployment benefits, post-employment or retirement benefits (including compensation, pension, health, medical or insurance benefits), or any other benefits or compensation of any kind, in each case whether or not written (A) that is sponsored, maintained, administered, contributed to or entered into by Parent or any of its ERISA Affiliates for the benefit of any director, officer, employee, worker or consultant (including any former director, officer, employee, worker or consultant) of Parent or any of its Subsidiaries or (B) for which Parent or any of its Subsidiaries has any direct or indirect liability and, in each case, other than any arrangement sponsored or maintained by a Governmental Authority, to which contributions are required by Applicable Law, including written terms of appointment or employment. Notwithstanding the foregoing, a plan, policy or arrangement sponsored or maintained by a professional employer organization or an employer of records organization shall not be a Parent Employee Plan.
“Parent Group” means Parent and other any direct or indirect Subsidiaries of Parent from time to time.
“Parent Intellectual Property” means (i) the Intellectual Property Rights owned (or purported to be owned or otherwise controlled) by Parent or any of its Subsidiaries (alone or together with any other party) (“Parent Owned IP”) and (ii) any and all Intellectual Property Rights owned by a Third Party and licensed (including sublicensed) to Parent or any of its Subsidiaries, or to which Parent or any of its Subsidiaries has otherwise been granted rights.
“Parent Intervening Event” means any event, change, development or occurrence that is material to Parent and its Subsidiaries (taken as a whole) that (i) was not known or reasonably foreseeable to the board of directors of Parent as of or prior to the date of this Agreement and (ii) does not relate to or involve (A) any Parent Acquisition Proposal or any inquiry or communications relating thereto or any matter relating thereto or consequence thereof, (B) any event, change, development or occurrence relating to or concerning the Company or any of its Affiliates or (C) any change, in and of itself, in the market price or trading volume of shares of Parent Common Stock or Company ADSs (provided, that any events, changes, effects, circumstances, facts, developments or occurrences giving rise to or contributing to such change that are not otherwise excluded from the definition of Parent Material Adverse Effect may be taken into account in determining whether there has been, or would reasonably be expected to be, a Parent Intervening Event).
“Parent Material Adverse Effect” means any event, change, effect, circumstance, fact, development or occurrence that has a material adverse effect on the business, operations or financial condition of Parent and its Subsidiaries, taken as a whole; provided, that no event, change, effect, circumstance, fact, development or occurrence to the extent resulting from, arising out of, or relating to any of the following shall be deemed to constitute a Parent Material Adverse Effect or shall be taken into account in determining whether there has been or would reasonably be expected to be a Parent Material Adverse Effect: (i) any changes in general United States or global economic conditions or other general business, financial or market conditions, (ii) any changes in conditions generally affecting the industry in which Parent or any of its Subsidiaries operate, (iii) fluctuations in the value of any currency, (iv) any decline, in and of itself, in the market price or trading volume of shares of Parent Common Stock (provided, that any events, changes, effects, circumstances, facts, developments or occurrences giving rise to or contributing to such decline that are not otherwise excluded from the definition of Parent Material Adverse Effect may be taken into account in determining whether there has been, or would reasonably be expected to be, a Parent Material Adverse Effect), (v) regulatory, legislative or political conditions or conditions in securities, credit, financial, debt or other capital markets, in each case in the United States or any foreign country, (vi) any failure, in and of itself, by Parent or any of its Subsidiaries to meet any internal or published projections, forecasts, estimates or predictions, revenues, earnings or other financial or operating metrics for any period (provided, that any events, changes, effects, circumstances, facts, developments or occurrences giving rise to or contributing to such failure that are not otherwise excluded from the definition of Parent Material Adverse Effect may be taken into account in determining whether there has been, or would reasonably be expected to be, a Parent Material Adverse Effect), (vii) the execution and delivery of this Agreement, the public announcement or the pendency of this Agreement or the pendency or consummation of the transactions contemplated by this Agreement (including the Transaction), the taking of any action required by this Agreement (other than,

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to the extent not excluded by another clause of this definition, Parent’s compliance with its obligations pursuant to Section 7.01, except to the extent that the Company has unreasonably withheld a consent under Section 7.01) or the identity of, or any facts or circumstances relating to, the Company or any of its Subsidiaries, including the impact of any of the foregoing on the relationships, contractual or otherwise, of Parent or any of its Subsidiaries with Governmental Authorities, customers, suppliers, partners, officers, employees or other material business relations (provided that this clause (vii) shall not apply with respect to any representation or warranty that addresses the consequences of the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated by this Agreement (including the representations and warranties in Section 5.01, 5.03 and 5.04) or with respect to the condition to Closing contained in Section 9.03(b) to the extent it relates to such representations and warranties), (viii) any adoption, implementation, promulgation, repeal, modification, amendment, authoritative interpretation, change or proposal of any Applicable Law of or by any Governmental Authority or any recommendations, statements or other pronouncements made, published or proposed by professional medical organizations, (ix) any changes or prospective changes in GAAP (or authoritative interpretations thereof), (x) geopolitical conditions, the outbreak or escalation of hostilities, civil or political unrest, any acts of war, sabotage, cyberattack or terrorism, or any escalation or worsening of the foregoing, (xi) any epidemic, pandemic or other outbreak of illness or public health event, any hurricane, earthquake, flood, calamity or other natural disasters, acts of God or any change resulting from weather conditions (or any worsening of any of the foregoing), or (xii) any claims, actions, suits or proceedings arising from allegations of a breach of fiduciary duty or violation of securities laws, in each case relating to this Agreement or the transactions contemplated hereby (including the Transaction), except that the matters referred to in clauses (i), (ii), (iii), (v), (viii), (ix), (x) or (xi) may be taken into account (to the extent not excluded by another clause of this definition) to the extent that the impact of any such event, change, effect, circumstance, fact, development or occurrence on Parent and its Subsidiaries, taken as a whole, is disproportionately adverse relative to the impact of such event, change, effect, circumstance, fact, development or occurrence on companies operating in the industry in which Parent and its Subsidiaries operate, and then solely to the extent of such disproportionality.
“Parent Platforms” means the proprietary coding, software, mathematical and probabilistic models comprising Parent’s AI-driven drug discovery platform as it exists as of the Effective Time.
“Parent Source Code” means any Source Code for any Parent AI Component or any Parent Platform.
“Parent Stockholder” means a holder of Parent Common Stock from time to time.
“Parent Stockholder Approval” means the approval of the Parent Share Issuance by the affirmative vote of a majority of the voting power of the shares of Parent capital stock cast affirmatively or negatively with respect thereto at the Parent Stockholder Meeting.
“Parent Stock Price” means the closing price on Nasdaq of a share of Parent Common Stock on the Effective Date.
“Parent Superior Proposal” means any bona fide, written Parent Acquisition Proposal made after the date of this Agreement by any Person (or Persons acting in concert) or Group (with all references to “20%” in the definition of Acquisition Proposal being deemed to be references to “50%”) on terms that the Parent Board determines in good faith, after consultation with its financial advisor and outside legal counsel, and taking into account all the terms and conditions of the Parent Acquisition Proposal that the Parent Board considers to be appropriate (including the identity of the Person(s) making the Parent Acquisition Proposal and the expected timing and likelihood of consummation, conditions to consummation and availability of necessary financing (including, if a cash transaction (in whole or in part), the availability of such funds and the nature, terms and conditionality of any committed financing)), is (A) more favorable from a financial point of view to the Parent Stockholders than the Transaction and (B) is reasonably capable of being completed on the terms proposed.
“PBGC” means the Pension Benefit Guaranty Corporation.
“Permitted Lien” means (i) any Liens for utilities or Taxes (A) not yet due and payable or (B) which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves have been established in accordance with IFRS or GAAP, as applicable, (ii) carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s or other similar Liens arising by operation of Applicable Law in the ordinary

A-A-10

course of business for amounts not yet delinquent or which have been bonded over in full or which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves have been established in accordance with IFRS or GAAP, as applicable, (iii) pledges or deposits in connection with workers’ compensation, unemployment insurance and other social security legislation, in each case in the ordinary course of business, (iv) easements, rights-of-way, covenants, restrictions and other encumbrances incurred in the ordinary course of business that do not materially detract from the value or the use of the property subject thereto, (v) statutory landlords’ liens and liens granted to landlords under any lease, (vi) non-exclusive licenses granted under Intellectual Property Rights in the ordinary course of business to service providers, consultants, contractors or vendors entered into for the provision of services, (vii) any purchase money security interests, equipment leases or similar financing arrangements, (viii) any Liens which are disclosed on the Company Balance Sheet (in the case of Liens applicable to the Company or any of its Subsidiaries) or the notes thereto or in Section 1.01(b) of the Company Disclosure Schedule, and (ix) other Liens on real property (including easements, covenants, rights of way and similar restrictions of record) that (A) are matters of record or (B) would be disclosed by a current, accurate survey or physical inspection of such real property, which, in each instance of the foregoing clauses (xi)(A)-(B), do not and would not reasonably be expected to impair, individually or in the aggregate, in any material respect, the access to, or occupancy or use of, such real property for the purposes for which it is used or proposed to be used in connection with the business.
“Person” means any individual, corporation, partnership, limited liability partnership, limited liability company, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality of such government or political subdivision (in each case whether or not having separate legal personality).
“Personal Data” means any and all information that can reasonably be used to identify an individual natural person or household, including information that identifies or could be used to identify, alone or in combination with other information, an individual natural person or an individual natural person’s device or browser, including name, physical address, telephone number, email address, financial account number, passwords or PINs, device identifier or unique identification number, government-issued identifier (including social security number and driver’s license number), medical, health or insurance information, gender, date of birth, educational or employment information, religious or political views or affiliations and marital or other status (to the extent any of these data elements can reasonably be associated with an individual natural person or household, or is linked to any such data element that can reasonably be associated with an individual natural person or household). Personal Data also includes any information defined as “personal data,” “personally identifiable information,” “personal information,” or “protected health information” under any Applicable Law, including any Privacy Legal Requirement.
“Privacy Legal Requirement” means (a) all Applicable Laws that pertain to the privacy or the processing of Personal Data, including, to the extent applicable, (i) HIPAA, (ii) the California Consumer Privacy Act, (iii) U.S. state data security laws and regulations such as the New York SHIELD Act, the Massachusetts Standards for the protection of personal information of residents of the Commonwealth, 201 CMR 17, all state data breach notification laws, and state biometric privacy laws; (iv) applicable requirements of comparable state and foreign Applicable Laws such as the EU Data Protection Directive 95/46/EC of 24 October 1995 (in respect of the period prior to 25 May 2018), the EU General Data Protection Regulation 2016/679/EU of April 27, 2016 and all corresponding member state legislation (in respect of the period on and from 25 May 2018), the EU ePrivacy Directive 2002/58/EC of 12 July 2002 concerning the processing of personal data and the protection of privacy in the electronic communications sector as amended by Directive 2006/24/EC and Directive 2009/136/EC and the related implementing legislation of the EU Member States, (v) (in respect of the period on and from 25 May 2018) the United Kingdom’s Data Protection Act 2018 and (in respect of the period prior to 25 May 2018) the United Kingdom’s Data Protection Act 1998 and (vi) Section 5 of the Federal Trade Commission Act as it applies to the receipt, access, use, disclosure, and security of consumer Personal Data; (b) any applicable contractual obligations to Third Parties related to privacy, data protection, process, transfer or security of Personal Data; (c) with respect to the Company or any of its Subsidiaries, all of the Company’s and its Subsidiaries’ privacy policies or notices regarding Personal Data that are publicly posted or otherwise provided to individuals whose data are processed; and (d) with respect to Parent or any of its Subsidiaries, all of Parent’s and its Subsidiaries’ privacy policies or notices regarding Personal Data that are publicly posted or otherwise provided to individuals whose data are processed.

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“Proceedings” means all actions, suits, claims, hearings, arbitrations, litigations, mediations, audits, investigations, examinations or other similar proceedings, in each case, by or before any Governmental Authority.
“Reference Date” means January 1, 2022.
“Release” means any spill, discharge, leaking, pouring, dumping or emptying, dumping, injection, deposit, disposal, dispersal, leaching or migration into or through the environment (including soil, ambient air, surface water, groundwater and surface or subsurface strata).
“Representatives” means, with respect to any Person, its officers, directors, employees, investment bankers, attorneys, accountants, auditors, consultants and other agents, advisors and representatives.
“Residual Shares” has the meaning given to it in the Scheme of Arrangement.
“Sanctioned Country” means any of the Crimea, so-called Donetsk People’s Republic, so-called Luhansk People’s Republic regions of Ukraine, Cuba, Iran, North Korea, and Syria.
“Sanctioned Person” means any Person with whom dealings are restricted or prohibited under any Sanctions Laws, including the Sanctions Laws of the United States, the United Kingdom, the European Union or the United Nations, including (i) any Person identified in any list of Sanctioned Persons maintained by (A) the United States Department of Treasury, Office of Foreign Assets Control, the United States Department of Commerce, Bureau of Industry and Security or the United States Department of State, (B) His Majesty’s Treasury of the United Kingdom, (C) any committee of the United Nations Security Council, or (D) the European Union, (ii) any Person located, organized, or resident in, organized in, or a Governmental Authority or government instrumentality of, any Sanctioned Country and (iii) any Person directly or indirectly 50% or more owned or controlled by, or knowingly acting for the benefit or on behalf of, a Person described in clause (i) or (ii).
“Sanctions Laws” means all Applicable Laws concerning economic sanctions, including embargoes, export restrictions, import restrictions, the ability to make or receive international payments, the freezing or blocking of assets of targeted Persons, the ability to engage in transactions with or to take an ownership interest in assets of a Sanctioned Person or in a Sanctioned Country.
“Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002, as amended.
“Scheme Meeting” means such meeting(s) (and any adjournment, postponement or reconvening thereof) convened with the permission of the Court pursuant to section 896 of the Companies Act for the purpose of considering and, if thought fit, approving (with or without modification) the Scheme of Arrangement.
“Scheme of Arrangement” means the proposed scheme of arrangement of the Company under Part 26 of the Companies Act to effect the Transaction pursuant to this Agreement, substantially in the form set out in Annex B, with or subject to any modification, addition or condition which (a) Parent and the Company mutually agree and which (if required) is approved by the Court or (b) is otherwise imposed by the Court and mutually acceptable to Parent and the Company each acting reasonably and in good faith, in each case in accordance with the Companies Act and this Agreement.
“Scheme Shareholders” has the meaning given to it in the Scheme of Arrangement.
“Scheme Shares” has the meaning given to it in the Scheme of Arrangement.
“SEC” means the U.S. Securities and Exchange Commission.
“Senior Employee” means any: (i) director of the Company or any of its Subsidiaries; or (ii) employee of the Company or any of its Subsidiaries at the level of Vice President or above.
“Source Code” means, collectively, any software source code or material portion or aspect of software source code (including any proprietary information or algorithm contained in any software source code).
“Specified Material Contract” means, other than a Company Employee Plan, (a) any Company Material Contract of the type referred to in Section 4.15(a)(iii), Section 4.15(a)(vi), Section 4.15(a)(vii),

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Section 4.15(a)(viii) or Section 4.15(a)(x), (b) any Contract that (i) limits or purports to limit, in any material respect, the freedom of Parent or any of their Affiliates (other than the Company and its Subsidiaries) to engage or compete in any line of business or with any Person or in any area following the Closing, (ii) contains material exclusivity or “most favored nation” obligations or restrictions with respect to Parent or any of their Affiliates (other than the Company and its Subsidiaries) following the Closing or (iii) contains any other provisions would that restrict the ability of Parent or any of their Affiliates (other than the Company and its Subsidiaries) to sell, market, distribute, promote, manufacture, develop, commercialize, or test or research the Parent Platforms, the Company Platforms or any product or product candidate of Parent or the Company following the Closing, directly or indirectly through third parties, in any material respect, (c) any Contract that requires by its terms or is reasonably likely to require, in any of the two next fiscal years after the fiscal year ending December 31, 2024, the payment or delivery of cash or other consideration by the Company or any of its Subsidiaries in an amount having an expected value in any year in excess of $1,200,000 and (d) any Contract not entered into in the ordinary course of business that requires by its terms or is reasonably likely to require, in any of the two next fiscal years after the fiscal year ending December 31, 2024, the payment or delivery of cash or other consideration to the Company or any of its Subsidiaries in an amount having an expected value in any year in excess of $1,200,000.
“Subsidiary” means, with respect to any Person, any entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are directly or indirectly owned by such Person. For purposes of this Agreement, a Subsidiary shall be considered a “wholly owned Subsidiary” of a Person as long as such Person directly or indirectly owns all of the securities or other ownership interests (excluding any securities or other ownership interests held by an individual director or officer required to hold such securities or other ownership interests pursuant to Applicable Law) of such Subsidiary.
“Superior Proposal” means any bona fide, written Acquisition Proposal made after the date of this Agreement by any Person (or Persons acting in concert) or Group (other than any member of the Parent Group) (with all references to “20%” in the definition of Acquisition Proposal being deemed to be references to “50%”) on terms that the Company Board determines in good faith, after consultation with its financial advisor and outside legal counsel, and taking into account all the terms and conditions of the Acquisition Proposal that the Company Board considers to be appropriate (including the identity of the Person(s) making the Acquisition Proposal and the expected timing and likelihood of consummation, conditions to consummation and availability of necessary financing (including, if a cash transaction (in whole or in part), the availability of such funds and the nature, terms and conditionality of any committed financing)), is (A) more favorable from a financial point of view to the Company Shareholders than the Transaction and (B) is reasonably capable of being completed on the terms proposed.
“Tax” means any and all U.S. federal, state, local, provincial and non-U.S. income, gross receipts, franchise, sales, use, net worth, goods and services, ad valorem, property, payroll, withholding, excise, severance, transfer, employment, social security, unemployment, license, disability, registration, estimated, alternative or add-on minimum, value added, stamp, occupation, premium, capital stock, capital gains, documentary, environmental or windfall or other profits taxes, and any other taxes, assessments, levies, imposts, customs, duties, tariffs, tolls or other similar charges and fees, in each case in the nature of a tax and imposed by any Governmental Authority, together with any interest, penalties, additions to tax, and any additional amounts, in each case, imposed with respect thereto, whether disputed or not.
“Tax Return” means any report, return, document, form, application, certificate, election, statement, declaration or other information filed with or supplied to, or required to be filed with or supplied to, any Taxing Authority with respect to Taxes, including information returns, claims for refunds, and any documents with respect to or accompanying payments of estimated Taxes, and including any schedules or attachments thereto and any amendments thereof.
“Taxing Authority” means any Governmental Authority that has the power to impose, assess, determine, administer or collect any Taxes.
“Technology” means any or all of the following: (i) works of authorship, including computer programs and software, whether in Source Code or in executable code form, application programming interfaces, software architecture, and documentation; (ii) inventions (whether or not patentable), discoveries and

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improvements; (iii) proprietary and confidential information and Trade Secrets; (iv) data, databases, data compilations and collections and technical data and performance data; (v) methods and processes; (vi) devices, prototypes, data bases, designs and schematics; and (vii) any other tangible embodiments of Intellectual Property Rights.
“Third Party” means any Person or Group, other than the Company, Parent or any of their respective Subsidiaries or Representatives.
“trading day” means a day on which shares of Parent Common Stock are traded on Nasdaq.
“Training Data” means any data (whether structured or unstructured) used to train or improve any AI Technology, including any data obtained using web scraping, web crawling, or web harvesting software or any Technology or service that turns the unstructured data found on the web into machine readable, structured data that is ready for analysis.
“Treasury Regulations” means the U.S. Treasury regulations promulgated under the Code.
“United Kingdom Companies Legislation” means the Companies Act, the United Kingdom Companies Act 1985, the United Kingdom Companies Consolidation (Consequential Provisions) Act 1985 and the United Kingdom Companies Act 1989.
“VAT” means (i) any tax charged or imposed pursuant to Council Directive 2006/112/EC or any national legislation implementing such Directive; and (ii) to the extent not included in (i), any value added tax imposed by the United Kingdom Value Added Tax Act 1994 and any related secondary legislation.
“Willful Breach” means a material breach of any covenant or agreement set forth in this Agreement that results from a deliberate act or failure to act by a party that knows, or could reasonably be expected to have known, that the taking of such act or failure to act could result in a material breach of any such covenant or agreement.
Terms Defined Elsewhere.   Each of the following terms is defined in the Section set forth opposite such term:
Term	Section
Acceptable Company Confidentiality Agreement	6.02(b)
Acceptable Parent Confidentiality Agreement	7.02(b)
Agreement	Preamble
Ancillary Scheme Documentation	3.01(b)
Assumed Company Option	2.03(a)
Assumed Company RSU	2.03(c)
Bankruptcy and Equity Exceptions	4.02(a)
Benefits Continuation Period	8.03(a)
Capitalization Date	4.05(a)
Closing	1.02
Closing Date	1.02
Company	Preamble
Company 401(k) Plan	8.03(c)
Company Adverse Recommendation Change	6.02(a)
Company Approval Time	6.02(b)
Company Board	Recitals
Company Board Recommendation	4.02(b)
Company Directors	2.05(d)
Company Exchange Fund	2.01(b)

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Term	Section
Company Material Contract	4.15(a)
Company Material Subsidiaries	4.06(a)
Company Organizational Document	4.01
Company Permits	4.12
Company Registered IP	4.19(a)
Company Regulatory Agency	4.14(a)
Company Regulatory Permits	4.14(a)
Company Retention Plan	8.03(d)
Company SEC Documents	4.07(a)
Company Termination Payment	10.03(a)
Conditions	8.06(b)(iii)
Continuing Employees	8.03(a)
Court Documentation	3.02(a)(i)
Court Sanction Hearing	3.02(b)(i)
Depositary Custodian	2.01(b)
EC	4.14(a)
Effective Date	1.03
Effective Time	1.03
EMA	4.14(a)
End Date	10.01(b)(i)
Exchange Agent	2.01(b)
Exchange Ratio	2.02(a)
FDA	4.14(a)
FDCA	4.14(a)
Foreign Antitrust Laws	4.03
Forms of Proxy	3.01(b)
HMRC	4.03
HMRC Clearance	4.03
Indemnified Party	7.03(b)
Intended U.S. Tax Treatment	8.07(b)
internal controls	4.07(f)
Leases	4.20
Maximum Amount	7.03(c)
MHRA	4.14(a)
Nasdaq	4.03
New Company Plans	8.03(b)
Non-U.S. Plan	4.17(j)
Offer Document	8.06(b)(i)
Other Required Filing	3.01(c)
Panel	4.25
Parent	Preamble
Parent Adverse Recommendation Change	8.04
Parent Approval Time	7.02(b)

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Term	Section
Parent Board	Recitals
Parent Board Recommendation	5.02(b)
Parent Material Contract	5.14(a)
Parent Option	2.03(a)
Parent Organizational Documents	5.01
Parent Registered IP	5.17(a)
Parent Regulatory Agency	5.13(a)
Parent Regulatory Permits	5.13(a)
Parent RSU	2.03(c)
Parent SEC Documents	5.06(a)
Parent Share Issuance	3.01(a)
Parent Stockholder Meeting	3.01(a)
Parent Stockholders	3.01(a)
Parent Termination Payment	10.03(b)
Parties	Preamble
Per ADS Share Deliverable	2.01(a)
PHSA	4.14(a)
Proxy Statement	3.01(a)
Real Properties	4.20
Registration Statement	8.06(b)(i)
Regulation S-K	4.10
Schedule 14D-9	8.06(b)(ii)
Scheme Document Annex	3.01(a)
Scheme Technical Defect	3.05(b)(i)
Second Request	8.02(c)
Share Consideration	2.02(a)
Share Deliverable	2.02(a)
Takeover Code	Recitals
Technical Revision	3.05(b)
Transaction	Recitals
Transaction Documentation	3.01(d)
Transaction Litigation	8.08
Transfer Taxes	11.04

A-A-16

Annex B
FORM OF SCHEME OF ARRANGEMENT
IN THE HIGH COURT OF JUSTICE
BUSINESS AND PROPERTY COURTS OF ENGLAND AND WALES
COMPANIES COURT (ChD)
CR-[2024]-[•]
IN THE MATTER OF EXSCIENTIA PLC
and
IN THE MATTER OF THE COMPANIES ACT 2006
SCHEME OF ARRANGEMENT
(under Part 26 of the Companies Act 2006)
between
EMERALD PLC
and
THE SCHEME SHAREHOLDERS
(as hereinafter defined)
PRELIMINARY
(A)
In this Scheme of Arrangement1, unless inconsistent with the subject or context, the following expressions bear the following meanings:

“Acquisition”	the proposed acquisition by Parent (and/or, at Parent’s election, (i) in respect of any or all of the Residual Shares, Parent and/or (ii) in respect of the Depositary Shares, the DR Nominee) of the entire issued, and to be issued, share capital of the Company;
“Affiliate”	means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with such Person. The term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise, and the terms “controlled” and “controlling” have meanings correlative thereto;
“Applicable Law”	any federal, state, foreign national or local law (statutory, common or otherwise), constitution, treaty, convention, ordinance, code, rule, regulation, executive order, Order or other similar requirement enacted, adopted, promulgated or applied by a Governmental Authority that is binding on or applicable to such Person, as the same may be amended from time to time unless expressly specified otherwise in this Scheme of Arrangement;
“Business Day”	a day, other than a Saturday, Sunday, or other day on which commercial banks in New York, Salt Lake City, Utah or London, England are authorized or required by Applicable Law to close;
“certificated form” or “in certificated form”	a share or other security which is not in uncertificated form;

1
Note to draft: Scheme of Arrangement to be updated, to the extent necessary, to include standard CREST wording to deal with the transfer of uncertificated shares.

A-B-1

“Code”	means the US Internal Revenue Code of 1986, as amended;
“Companies Act”	the Companies Act 2006, as amended from time to time;
“Company ADSs”	the American depositary shares, each of which represents, as at the date hereof, a beneficial ownership interest in one Company Ordinary Share on deposit with the Depositary (or the Depositary Custodian) subject to the terms and conditions of the Deposit Agreement;
“Company Exchange Fund”	has the meaning given to it in sub-clause 4(A);
“Company Stock Plans”	any Company Employee Plan providing for equity or equity-based compensation, including the Company 2021 Equity Incentive Plan, the Company Share Option Plan, the Company Enterprise Management Incentive Plan and the Company Unapproved Share Option Plan, each as amended from time to time;
“Company Shareholders”	holders of the Company Ordinary Shares from time to time;
“Company Ordinary Shares”	means the ordinary shares in the capital of the Company, each with a nominal value £0.0005 per share (which, for the avoidance of doubt, shall include ordinary shares in the capital of the Company held by the Depositary (or a Depositary Custodian) under the Deposit Agreement and underlying the Company ADSs);
“Court”	the High Court of Justice in England and Wales;
“Court Order”	the order of the Court sanctioning this Scheme of Arrangement under section 899(1) of the Companies Act;
“Deposit Agreement”	the deposit agreement dated 5 October 2021 by and among the Company, the Depositary and all holders and beneficial holders of Company ADSs issued thereunder, as such agreement is amended, modified or supplemented from time to time;
“Depositary”	Citibank, N.A., or such other entity as may from time to time act as the “Depositary” (as such term is defined in the Deposit Agreement);
“Depositary Custodian”	has the meaning given to it in sub-clause 4(C);
“Depositary Shares”	those Scheme Shares in respect of which the registered holder (as shown in the register of members of the Company) is the Depositary or the Depositary Custodian holding those Scheme Shares for the Depositary in accordance with the Deposit Agreement;
“DR Depositary”	[•];2
“DR Nominee”	such company falling within section 67(6) and section 93(3) of the Finance Act 1986 as Parent may in its sole discretion appoint in order to act as transferee of the Depositary Shares pursuant to this Scheme of Arrangement;
“Effective Date”	the date on which this Scheme of Arrangement becomes effective in accordance with its terms;
“Effective Time”	the time at which this Scheme of Arrangement becomes effective in accordance with its terms;
“Company”	Exscientia plc, a company incorporated in England and Wales with registered number 13483814 and with its registered office at The Schrodinger Building, Oxford Science Park, Oxford, Oxfordshire, United Kingdom, OX4 4GE;
“Euroclear”	Euroclear UK & International Limited;

2
Note to draft: DR Depositary must be in a jurisdiction where the holders of the depositary interests will be treated as the beneficial owners of the underlying shares for the purposes of CG50240 of HMRC’s manuals.

A-B-2

“Exchange Agent”	such entity as is appointed by Parent as exchange agent prior to the Effective Date in accordance with the provisions of the Transaction Agreement;
“Exchange Ratio”	has the meaning given to it in sub-clause 2(A);
“Exchange Shares”	means the shares of Parent Common Stock to be delivered to the Scheme Shareholders pursuant to the Transaction Agreement;
“Excluded Shares”
any Company Ordinary Shares which are:
(i)   registered in the name of or beneficially owned by Parent and/or any member of the Parent Group (and/or any nominee of the foregoing); or
(ii)  held in treasury,
in each case, at any relevant date or time as the context permits;

“Governmental Authority”	means any national, transnational, domestic or foreign federal, state or local governmental, regulatory or administrative authority, department, court, agency, commission or official, including any political subdivision thereof, or any non-governmental self-regulatory agency, commission or authority and any arbitral tribunal;
“holder”	a registered holder and includes any person(s) entitled by transmission;
“Latest Practicable Date”	close of business on [•] 2024, being the latest practicable date of this Scheme of Arrangement;
“Liens”	with respect to any share, security, property or asset (as applicable), any mortgage, lien, pledge, charge, security interest, hypothecation, right of preemption, right of first refusal, contract for sale, easement, right of way, encroachment, occupancy right, community property interest or restriction of any nature or other encumbrance, whether voluntarily incurred or arising by operation of Applicable Law;
“Order”	any order, writ, decree, judgment, award, injunction, ruling, settlement or stipulation issued, promulgated, made, rendered or entered into by or with any Governmental Authority (in each case, whether temporary, preliminary or permanent);
“Nasdaq”	the NASDAQ Global Market or the NASDAQ Stock Market LLC, as applicable;
“Parent”	Recursion Pharmaceuticals, Inc., a company incorporated in Delaware with corporation number [•];
“Parent Class A Common Stock”	the class A common stock of $0.00001 each in the capital of Parent;
“Parent Class B Common Stock”	the class B common stock of $0.00001 each in the capital of Parent;
“Parent Common Stock”	the Parent Class A Common Stock and the Parent Class B Common Stock;
“Parent Group”	Parent and other any direct or indirect Subsidiaries of Parent from time to time;
“Person”	any individual, corporation, partnership, limited liability partnership, limited liability company, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality of such government or political subdivision (in each case whether or not having separate legal personality);
“Per ADS Share Deliverable”	has the meaning given to it in sub-clause 2(B);
“Residual Shares”	the Scheme Shares excluding the Depositary Shares;

A-B-3

“Scheme of Arrangement”	this scheme of arrangement in its present form or with or subject to any modification, addition or condition (i) Parent and the Company mutually agree and which (if required) is approved by the Court or (ii) which is otherwise imposed by the Court and mutually acceptable to the Company and Parent each acting reasonably and in good faith, in each case in accordance with the Companies Act and the Transaction Agreement;
“Scheme Record Time”	[•];
“Scheme Shareholders”	holders of Scheme Shares and a “Scheme Shareholder” shall mean any one of those Scheme Shareholders;
“Scheme Shares”
the Company Ordinary Shares:
(i)   in issue at the date of this Scheme of Arrangement;
(ii)  (if any) issued after the date of this Scheme of Arrangement and prior to the Voting Record Time; and
(iii)  (if any) issued at or after the Voting Record Time and prior to the Scheme Record Time, either on terms that the original or any subsequent holders thereof shall be bound by this Scheme of Arrangement or in respect of which the holders thereof shall have agreed in writing to be bound by this Scheme of Arrangement, in each case (where the context requires), remaining in issue at the Scheme Record Time, but excluding any Excluded Shares at any relevant date or time;

“Share Deliverable”	has the meaning given to it in sub-clause 2(A);
“Subsidiary”	any entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are directly or indirectly owned by such Person. For purposes of this Agreement, a Subsidiary shall be considered a “wholly owned Subsidiary” of a Person if such Person owns directly or indirectly all of the securities or other ownership interests (excluding any securities or other ownership interests held by an individual director or officer required to hold such securities or other ownership interests pursuant to Applicable Law) of such Subsidiary;
“Tax”	any and all US federal, state, local, provincial and non-US income, gross receipts, franchise, sales, use, net worth, goods and services, ad valorem, property, payroll, withholding, excise, severance, transfer, employment, social security, unemployment, license, disability, registration, estimated, alternative or add-on minimum, value added, stamp, occupation, premium, capital stock, capital gains, documentary, environmental or windfall or other profits taxes, and any other taxes, assessments, levies, imposts, customs, duties, tariffs, tolls or other similar charges and fees, in each case in the nature of a tax and imposed by any Governmental Authority, together with any interest, penalties, additions to tax, and any additional amounts, in each case, imposed with respect thereto, whether disputed or not;
“Transaction Agreement”	the transaction agreement by and among Parent and the Company dated [•] August 2024, agreeing to certain matters in connection with the Acquisition and the Scheme of Arrangement, as it may be amended from time to time;
“UK” or “United Kingdom”	the United Kingdom of Great Britain and Northern Ireland;

A-B-4

“US” or “United States”	the United States of America, its territories and possessions, any state or political sub-division of the United States of America and the District of Columbia; and
“Voting Record Time”	[•].

(A)
In this Scheme of Arrangement:   (i) all references to times of day are to London time, unless otherwise stated; (ii) all references to “£”, or “Pounds Sterling” are to the lawful currency of the United Kingdom; (iii) all references to “$” and “US Dollar” are to the lawful currency of the United States; and (iv) all references to clauses and sub-clauses are to clauses and sub-clauses of this Scheme of Arrangement.

(B)
As at the Latest Practicable Date, the issued and to be issued share capital of the Company is [•] Company Ordinary Shares, calculated on the basis of: [•]]3,4

(C)
[As at the Latest Practicable Date, the issued share capital of Parent is $[•] divided into [•] Parent Class A Common Stock and [•] Parent Class B Common Stock, all of which are credited as fully paid up.

(D)
As at the Latest Practicable Date, no member of the Parent Group held or beneficially owned any Company Ordinary Shares.

(E)
Parent has agreed to appear by Counsel at the hearing to sanction this Scheme of Arrangement and to undertake to the Court to be bound by the provisions of this Scheme of Arrangement in so far as it relates to Parent and to execute and do or procure to be executed and done all such documents, acts and things as may be necessary or desirable to be executed or done by it to give effect to this Scheme of Arrangement.

THE SCHEME OF ARRANGEMENT
1.
Transfer of Scheme Shares

(A)
Upon and with effect from the Effective Time, Parent and, if Parent so elects, a DR Nominee shall, in accordance with sub-clause 1(B), acquire all of the Scheme Shares fully paid up, free from all Liens (other than transfer restrictions arising under applicable securities laws), and together with all rights at the Effective Time or thereafter attached or relating thereto, including voting rights and the right to receive and retain all dividends and other distributions (if any) and any other return of capital (whether by way of reduction of share capital or share premium account or otherwise) thereon.

(B)
For the purposes of such acquisition,

(i)
the Depositary Shares shall be transferred at Parent’s election either to:

(a)
Parent; and/or

(b)
a DR Nominee, as nominee for [•] (the “DR Depositary”) which shall hold the Depositary Shares on behalf of Parent in accordance with the terms of the applicable deposit agreement appointing the DR Depositary, by means of a form (or forms) of transfer or other instrument(s) or instruction(s) of transfer (and, upon any such transfer to the DR Nominee the DR Depositary shall issue one or more depositary receipts in respect of such shares to Parent);
(ii)
the Residual Shares shall be transferred to Parent by means of a separate form (or forms) of transfer or other separate instrument (or instruments) or instruction (or instructions) of transfer; and

3
Note to draft: to reflect the number of shares in issue and the number to be issued under the Company Stock Plans

4
Note to draft: subject to further review ;.

A-B-5

(iii)
in order to give effect to such transfer(s) any person may be appointed by Parent as attorney and/or agent and shall be authorised as such attorney and/or agent on behalf of each of the relevant holder of Scheme Shares to execute and deliver as transferor a form or forms of transfer or other instrument(s) or instruction(s) of transfer (whether as a deed or otherwise) of such Scheme Shares and every form, instrument or instruction of transfer so executed or instruction given shall be as effective as if it had been executed or given by the holder or holders of the Scheme Shares thereby transferred. Each such form of transfer or other instrument or instruction shall be deemed to be the principal instrument of transfer of the relevant Scheme Shares and the equitable or beneficial interest in the Scheme Shares shall only be transferred together with the legal interest in such Scheme Shares, pursuant to such form, instruction or instrument of transfer.

(C)
Pending the transfer of the Scheme Shares pursuant to sub-clause 1(A) and sub-clause 1(B) on the Effective Date and the updating of the register of members of the Company to reflect such transfer, each Scheme Shareholder irrevocably:

(i)
appoints Parent (and/or its nominee(s) and/or any one or more of its directors or agents) as its attorney and/or agent to exercise (or direct the exercise of) on its behalf (in place of and to the exclusion of the relevant Scheme Shareholder) any voting rights attached to its Scheme Shares and any or all other rights and privileges (including without limitation the right receive any distribution or other benefit accruing or payable in respect thereof and the right to requisition the convening of a general meeting of the Company or of any class of its shareholders) attaching to its Scheme Shares;

(ii)
appoints Parent (and/or its nominee(s) and/or any one or more of its directors or agents) as its attorney and/or agent to sign on behalf of such Scheme Shareholder any such documents, and to do such things, as may in the opinion of Parent and/or its nominee(s) and/or any one or more of its directors or agents be necessary or desirable in connection with the exercise of any voting rights or any other rights or privileges attaching to its Scheme Shares (including, without limitation, an authority to sign any consent to short notice of any general or separate class meeting of the Company as attorney or agent for, and on behalf of such Scheme Shareholder and/or to attend and/or to execute any form of proxy in respect of its Scheme Shares appointing any person nominated by Parent and/or its nominee(s) and/or any one or more of its directors or agents to attend any general and separate class meetings of the Company (or any postponement, adjournment or reconvening thereof) and to exercise or refrain from exercising the votes attaching to the Scheme Shares on such Scheme Shareholder’s behalf);

(iii)
authorises Parent (and/or its nominee(s) and/or any one or more of its directors or agents) as its attorney and/or agent to take such action as Parent (and/or its nominee(s) and/or any one or more of its directors or agents) sees fit in relation to any dealings with or disposal of its Scheme Shares (or any interest in such Scheme Shares); and

(iv)
authorises the Company and/or its agents to send to Parent (and/or its nominee(s)) any notice, circular, warrant or other document or communication which may be required to be sent to them as a member of the Company in respect of such Scheme Shares (including any share certificate(s) or other document(s) of title issued as a result of conversion of their Scheme Shares into certificated form), such that from the Effective Date, no Scheme Shareholder shall be entitled to exercise any voting rights or any other rights or privileges attaching to the Scheme Shares otherwise than in accordance with the directions of Parent.
(D)
The authorities granted pursuant to sub-clauses 1(B)(iii) and 1(C) shall be treated for all purposes as having been granted by deed.

A-B-6

2.   Consideration for the transfer of Scheme Shares
(A)
Subject to and in exchange for the transfer of the Scheme Shares as provided in sub-clauses 1(A) and 1(B), and subject to sub-clauses 2(C) and 2(D) and clauses 5 and 6 as soon as reasonably practicable following the Effective Time (and in any event no later than the Business Day following the Effective Time if the Company provides, by 9:00 a.m., New York City time, on the Effective Date, evidence that the Effective Time has occurred, or if the Company provides such evidence after 9:00 a.m., New York City time, on the Effective Date, no later than the second Business Day after such delivery) Parent shall, subject as hereinafter provided procure the delivery of, for each Scheme Share, [•] Exchange Shares (the “Share Deliverable” and the ratio that an Exchange Share bears to each Scheme Share being the “Exchange Ratio”) to the Scheme Shareholders credited as fully paid, non-assessable and free from all Liens (other than transfer restrictions arising under applicable securities laws).

(B)
If, between the date of the Transaction Agreement and the Effective Time, the outstanding Company Ordinary Shares or Parent Common Stock shall have been changed to, or exchanged for, a different number or class of shares or securities by reason of any stock dividend, bonus issue, scrip dividend, subdivision, reorganization, merger, consolidation, reclassification, redesignation, recapitalization, share split, reverse share split, combination or exchange of shares, or a stock or scrip dividend shall be declared with a record date within such period, or any similar event shall have occurred (or if the number of Company Ordinary Shares represented by each Company ADS shall have been changed pursuant to the Deposit Agreement), then the Exchange Ratio (and/or the right to receive (in the case of certificated Company ADSs, in exchange for surrendering each Company ADS to the Depositary (or the Depositary Custodian)), an amount of Exchange Shares equal to the Share Deliverable (the “Per ADS Share Deliverable”)), as applicable, shall be appropriately adjusted to provide Parent and the Scheme Shareholders the same economic effect as contemplated by the Transaction Agreement prior to such event.

(C)
No fractional Exchange Shares shall be delivered to Scheme Shareholders in connection with the Scheme of Arrangement or otherwise in connection with the Transaction Agreement, and no certificates or scrip for any such fractional shares shall be issued.

(D)
Any fraction of an Exchange Share to which (i) any Scheme Shareholder other than the Depositary (or the Depositary Custodian) would otherwise be entitled will be aggregated and sold in the market by the Exchange Agent as soon as reasonably practicable following the Effective Date and such Scheme Shareholder shall be paid in cash, after the Effective Date, with the net proceeds of the sale (after the deduction of the expenses of the sale (including any Tax and amounts in respect of irrecoverable value added tax payable thereon), without interest and subject to any required Tax withholding in accordance with the provisions of the Transaction Agreement) in due proportion to the fractional shares to which they would otherwise have been entitled, and (ii) the Depositary (or the Depositary Custodian) would otherwise be entitled will be substituted with a direct cash payment to the Depositary (or the Depositary Custodian), representing the Depositary’s entitlement to a fractional Exchange Share valued using the opening price on Nasdaq of a share of Parent Common Stock on the Effective Date.

3.
Certificates in respect of Scheme Shares

With effect from, or as soon as reasonably practicable after, the Effective Time:
(A)
Scheme Shareholders shall, in accordance with this Scheme of Arrangement, cease to have any rights with respect to the Scheme Shares, except the right to receive the Share Deliverables determined as set out in clauses 2, 4 and 5 of this Scheme of Arrangement;

(B)
all certificates representing Scheme Shares shall cease to be valid as documents of title to the shares represented thereby and every holder of Scheme Shares shall be bound at the request of the Company to deliver the same to the Company (or any person appointed by Company to receive such certificates), or, as the Company may direct, to destroy the same;

A-B-7

(C)
subject to the completion of such form or forms of transfer or other instruments or instructions of transfer as may be required in accordance with clause 1 of this Scheme of Arrangement and the payment of any UK stamp duty thereon, the Company shall make or procure to be made, the appropriate entries in its register of members to reflect the transfer of the Scheme Shares to Parent pursuant to clause 1 of this Scheme of Arrangement.

4.
Settlement of Share Deliverables

(A)
At or as promptly as practicable following the Effective Time (and in any event no later than the Business Day following the Effective Time if the Company provides, by 9:00 a.m., New York City time, on the Effective Date, evidence that the Effective Time has occurred, or, if the Company provides such evidence after 9:00 a.m., New York City time, on the Effective Date, no later than the second Business Day after such delivery), Parent shall procure the deposit with the Exchange Agent, for the benefit of the Scheme Shareholders, of certificates or, at Parent’s option, evidence of Exchange Shares in book-entry form representing the aggregate Share Deliverables. All shares deposited with the Exchange Agent pursuant to the preceding sentence shall hereinafter be referred to as the “Company Exchange Fund”. No interest shall be paid or shall accrue for the benefit of Scheme Shareholders on the Share Deliverables.

(B)
Parent shall pay, or cause to be paid, without interest, to the Exchange Agent to be held in the Company Exchange Fund, the aggregate amount of all dividends or other distributions payable with respect to the Exchange Shares, with a record date on or after the Effective Time and prior to the time of the delivery of the Exchange Shares by the Exchange Agent to the Scheme Shareholders entitled to the Share Deliverable. Subject to Applicable Law, the Exchange Agent shall deliver to the relevant Scheme Shareholders entitled to the Share Deliverable, without interest, such dividends and distributions held in the Company Exchange Fund (i) with respect to all such dividends or distributions with a payment date at or prior to the delivery of the Exchange Shares pursuant to the Scheme of Arrangement, at the time of delivery of the Exchange Shares to such Scheme Shareholders, and (ii) with respect to all such dividends or distributions with a payment date after the delivery of the Exchange Shares pursuant to the Scheme of Arrangement, at the appropriate payment date.

(C)
Notwithstanding anything to the contrary in this Scheme of Arrangement, all obligations of Parent with respect to deliverables required to be provided by Parent to the Exchange Agent in respect of the Depositary Shares shall be satisfied to the extent Parent provides such deliverables directly to the Depositary (or, to the extent that the Depositary is not itself the registered holder of the relevant Scheme Shares that underly Company ADSs, whichever nominee, custodian or other entity is the Scheme Shareholder in respect of such Scheme Shares (the “Depositary Custodian”)).

(D)
Parent shall cause the Exchange Agent to, as soon as practicable after the Effective Date, either, at Parent’s election:

(a)
despatch or procure to be despatched such Exchange Shares in certificated form as are required to be delivered to give effect to this Scheme of Arrangement to the persons respectively entitled thereto, such Exchange Shares to be settled as set out in this clause 4; or

(b)
procure that book-entry account statements of ownership evidencing such Scheme Shareholders’ ownership of the Exchange Shares (as registered holders) are reflected in the register of members of Parent.

(E)
[Prior to the Effective Date, the Company and Parent shall establish procedures with the Depositary that are reasonably acceptable to the Company and Parent to ensure that (i) the Depositary (or the Depositary Custodian) shall promptly deliver the Per ADS Share Deliverables to each holder of a Company ADS (in the case of certificated Company ADSs, that has duly surrendered Company ADSs to the Depositary (or the Depositary Custodian)), (ii) (A) any funds payable to holders of Company ADSs in respect of dividends or other distributions payable with respect to Exchange Shares and (B) if reasonably practicable, unless other arrangements are reasonably acceptable to the Company and Parent, the right of holders of Company ADSs to receive cash in lieu of fractional

A-B-8

shares from the Depositary or the Depositary Custodian, shall each be treated, as closely as reasonably possible, in the same manner. reasonably deemed necessary by the Parties in furtherance of the establishment of such procedures, the Company shall enter into one or more amendments to the Deposit Agreement that are reasonably acceptable to the Depositary, the Company and Parent, and the Parties shall deliver any certificates and opinions of counsel reasonably requested by the Depositary in connection therewith.]5
(F)
Parent shall procure that appropriate entries are made in the register of members of Parent to reflect the settlement of the Exchange Shares.

(G)
All deliveries by the Exchange Agent or by any other person to the Scheme Shareholders (other than the Depositary Custodian) of notices, cheques, documents of title, certificates or statements of entitlement required to be made pursuant to this Scheme of Arrangement shall be effected by sending the same by post to the applicable Scheme Shareholder entitled thereto at their respective registered addresses as appearing in the register of members of the Company at the Scheme Record Time or, in the case of joint holders, at the address of the holder whose name stands first in such register in respect of the joint holding concerned at such time.

(H)
All cheques shall be in US Dollars and drawn on a US clearing bank and (subject to sub-clause 6) shall be made payable to the Scheme Shareholder concerned (or, in the case of Scheme Shareholders holding jointly, to that one of the joint holders whose name stands first in the register of members of the Company in respect of such joint holding of Scheme Shares at the Scheme Record Time). The encashment of any such cheque in connection with this Scheme of Arrangement, shall be a complete discharge of Parent’s obligations (and those of Parent’s respective agents or nominees) under this Scheme of Arrangement to pay (or procure the payment of) the monies represented thereby.[ In respect of any payments to Scheme Shareholders by bank transfer, the relevant sums in US Dollars shall be transferred to such bank account [in accordance with any existing payment mandate established by the relevant Company Shareholder], and such transfer shall be a complete discharge of the payment obligations under this Scheme of Arrangement to pay (or procure the payment of) such monies.]

(I)
None of the Company, Parent or their respective agents or nominees shall be responsible for any loss or delay in the transmission of any notices, declarations of title, cheques, certificates or statements of entitlement sent in accordance with this Scheme of Arrangement, which shall be sent at the risk of the person or persons entitled thereto.

(J)
Any deliverable required to be provided by Parent to the Exchange Agent in respect of the Depositary Shares which has not been transferred to the Scheme Shareholders within twelve months of the Effective Date shall be delivered to Parent or its designee(s) promptly upon demand by Parent (it being understood that no such delivery shall affect any legal right that a Scheme Shareholder may have to receive the Share Deliverables), and thereafter such Scheme Shareholders shall be entitled to look only to Parent for, and Parent shall remain liable for, payment of their claims for the Share Deliverables.

(K)
The preceding sub-clauses of this clause 4 shall take effect subject to any prohibition or condition imposed by law.

5.
Withholding Rights.

Notwithstanding any other provision of this Scheme of Arrangement, Parent, any member of the Parent Group, any Affiliates of any member of the Parent Group, any DR Nominee, the Exchange Agent and any other Person shall be entitled to deduct and withhold from any amount payable pursuant to this Agreement or the Scheme of Arrangement (including the Share Deliverables) such amounts, if any, as it is required to deduct and withhold with respect to the making of such payment under the Code, the rules and regulations promulgated thereunder, or any other Applicable Law. To the extent that

5
Note to draft: section to be updated before submitting scheme to Court once the procedure is agreed with the Depositary

A-B-9

amounts are so deducted and withheld, such deducted and withheld amounts (a) shall be remitted to the applicable Governmental Authority, if required by Applicable Law; and (b) shall be treated for all purposes of this Agreement and the Scheme of Arrangement as having been paid to the person in respect of which such deduction and withholding was made.
6.
Overseas Shareholders

The provisions of clause 4 of this Scheme of Arrangement shall be subject to any prohibition or condition imposed by Applicable Law. Without prejudice to the generality of the foregoing, if, in respect of any Scheme Shareholder with a registered address in a jurisdiction outside the United Kingdom or the US or whom Parent reasonably believes to be a citizen, resident or national of, or located in, a jurisdiction outside the United Kingdom or the US, Parent is advised that the delivery of Exchange Shares under clause 4 would or may infringe the laws of such jurisdiction or would or may require Parent or the Company (as the case may be) to comply with any governmental or other consent or any registration, filing or other formality with which Parent or the Company (as the case may be) is unable to comply or compliance with which Parent or the Company (as the case may be) regards as unduly onerous, then the Exchange Agent may, in consultation with Parent, determine that the Exchange Shares shall not be delivered to such Scheme Shareholder and that (i) such Exchange Shares shall instead be sold by the Exchange Agent at the best price which can reasonably be obtained in the market at the time of sale and (ii) the net proceeds of such sale (after the deduction of all expenses and commissions incurred in connection with such sale, (including any Tax and amounts in respect of irrecoverable value added tax payable on the proceeds of sale, without interest any subject to any required Tax withholding in accordance with the provisions of the Transaction Agreement in due proportion to the Exchange Shares to which they would have otherwise been entitled) by sending a cheque or payment via bank transfer in accordance with any existing payment mandate established by the relevant Company Shareholder.
In the absence of bad faith or wilful default, none of Parent, the Company or the person so appointed shall have any liability for any loss or damage arising as a result of the timing or terms of such sale.
7.
Mandates

All mandates relating to the payment of dividends and other instructions (or deemed instructions), including communication preferences, given to the Company by Scheme Shareholders and in force at the Scheme Record Time relating to holdings of Scheme Shares shall, unless and until amended or revoked, be deemed, as from the Effective Date, to be an effective mandate or instruction in respect of the corresponding Exchange Shares to which that Scheme Shareholder is entitled, except to the extent that a Scheme Shareholder already holds Parent Common Stock at the Scheme Record Time (and the registrars of Parent are able to match such holdings), in which case any mandates and instructions in relation to those existing Parent Common Stock shall also apply to the Exchange Shares issued to the Scheme Shareholder and any mandate held in respect of the Scheme Shares will therefore be disregarded.
8.
Operation of this Scheme of Arrangement

This Scheme of Arrangement shall become effective as soon as a copy of the Court Order shall have been delivered to the Registrar of Companies for England and Wales.
9.
Modification

The Company and Parent may jointly consent on behalf of all persons concerned to any modification of, or addition to, this Scheme of Arrangement or to any condition which the Court may approve or impose.

A-B-10

10.
Governing law

This Scheme of Arrangement is governed by English law and is subject to the exclusive jurisdiction of English courts.
Dated [•]

A-B-11

Annex C
FORM OF COMPANY SHAREHOLDER RESOLUTION
SPECIAL RESOLUTION
RESOLVED THAT
for the purpose of giving effect to the scheme of arrangement dated [•] (as amended or supplemented) between the Company and the holders of Scheme Shares (as defined in such scheme of arrangement), a copy of which has been produced to this meeting and for the purposes of identification signed by the chair of this meeting, in its original form or with or subject to any modification, addition, or condition as may be agreed between the Company and Parent and approved or imposed by the High Court of Justice in England and Wales (the Court) (the Scheme of Arrangement):
(A)   the directors of the Company (or a duly authorized committee of the directors) be and are hereby authorized to take all such action as they may consider necessary or appropriate for carrying the Scheme of Arrangement into effect; and
(B)   with effect from the passing of this resolution, the articles of association of the Company be and are hereby amended by the adoption and inclusion of the following new article [152]:
“[152]. Scheme of Arrangement
[152].1 In this article [152], references to the “Scheme of Arrangement” are to the scheme of arrangement dated [•] between the Company and the holders of Scheme Shares (as defined in the Scheme of Arrangement) under Part 26 of the Act in its original form or with or subject to any modification, addition or condition agreed between the Company and Recursion Pharmaceuticals, Inc. (the “Parent”) and approved or imposed by the High Court of Justice in England and Wales, and (save as defined in this article [152]) terms defined in the Scheme of Arrangement shall have the same meanings in this article [152].
[152].2 Notwithstanding any other provision of these articles or the terms of any resolution, whether ordinary or special, passed by the Company in general meeting, if the Company issues or transfers out of treasury any shares (other than to the Parent, any subsidiary of the Parent or its nominee(s) (each a “Parent Party”)) on or after the date of the adoption of this article [152] and prior to the Scheme Record Time, such shares shall be issued or transferred in the name of the relevant person subject to the terms of the Scheme of Arrangement (and shall be Scheme Shares for the purposes thereof) and the original or any subsequent holder or holders of such shares shall be bound by the Scheme of Arrangement accordingly.
[152].3 Notwithstanding any other provision of these articles, if any shares in the Company are issued or transferred out of treasury to any person or such person’s nominee (other than a Parent Party) (a “New Member”) at or after the Scheme Record Time (each a “Post-Scheme Share”) such shares will, provided that the Scheme of Arrangement has become effective, be issued or transferred on terms that they shall (on the Effective Date) or, if later, on issue or transfer (but subject to the terms of this article [152].3 and article [152].6) be immediately transferred to the Parent (or such persons as the Parent may direct) (the “Purchaser”), who shall be obliged to acquire each Post-Scheme Share in consideration of and conditional upon the Parent procuring delivery to the New Member of 0.7729 shares of Parent Common Stock (“Exchange Shares”) (the “Share Deliverable” and the ratio that an Exchange Share bears to each Scheme Share being the “Exchange Ratio”) for each Post-Scheme Share as would have been payable to a holder of the Scheme Shares under the Scheme of Arrangement, subject to article [152].5.
[152].4 The Exchange Shares allotted and issued or transferred to a New Member (or nominee) pursuant to paragraph [152].3 of this article shall be credited as fully paid and shall rank equally in all respects with all other fully paid Parent Common Stock in issue at that time (other than as regards any dividend or other distribution payable by reference to a record date preceding the date of allotment or transfer) and shall be subject to the constitution of Parent from time to time.

A-C-1

[152].5 No fraction of an Exchange Share shall be allotted, issued or transferred to a New Member (or nominee) pursuant to this article. Any fraction of an Exchange Share to which a New Member would otherwise have become entitled shall be aggregated with the fractional entitlements of any other New Members whose shares are being transferred under this article on the same date and the maximum whole number of Exchange Shares resulting therefrom shall be allotted and issued to a person appointed by the Company. Such Exchange Shares shall then be sold in the market as soon as practicable after their allotment and issue, and the net proceeds of sale (after the deduction of all expenses and commissions incurred in connection with such sale, including any value added tax payable on the proceeds of sale) shall be paid in sterling to the persons entitled thereto in due proportions (rounded down to the nearest penny), except that individual entitlements to amounts of $5.00 or less shall be retained for the benefit of Parent.
[152].6 On any reorganisation of, or material alteration to, the share capital of the Company or the Parent (including, without limitation, any subdivision and/or consolidation) carried out after the Effective Date, or a stock or scrip dividend is declared with a record date after the Effective Date, or any similar event shall have occurred (or if the number of Company Ordinary Shares represented by each Company ADS shall have been changed pursuant to the Deposit Agreement), or the number or class of Company Ordinary Shares or Parent Common Stock shall have been changed or exchanged for a different number or class of Company Ordinary Shares or Parent Common Stock, then the Exchange Ratio and the Share Deliverable shall be appropriately adjusted by the directors in such manner as the auditors of the Company or an independent investment bank selected by the Company (whichever in their absolute discretion the directors may elect) may determine to be appropriate to reflect such reorganisation or alteration and to provide to Parent, Scheme Shareholders and New Members the same economic effect as contemplated under article [152].3. References in this article [152] to such shares shall, following such adjustment, be construed accordingly.
[152].7 Any New Member may, prior to the issue or transfer of any Post-Scheme Shares to them under any Company Share Plans or any other Company option, stock unit award, option equity award or other similar equity award plan, give not less than two Business Day’s written notice to the Company in such manner as the board shall prescribe of their intention to transfer some or all of such Post-Scheme Shares to their spouse or civil partner and may, if such notice has been validly given, on such Post-Scheme Shares being issued or transferred to them immediately transfer to their spouse or civil partner any such Post-Scheme Shares, provided that such Post-Scheme Shares will then be immediately transferred from that spouse or civil partner to the Purchaser pursuant to this article [152] as if the spouse or civil partner were the relevant New Member. If notice has been validly given pursuant to this article but the New Member does not immediately transfer to their spouse or civil partner the Post-Scheme Shares in respect of which notice was given, such shares shall be transferred directly to Parent (or as it may direct) pursuant to this article.
[152].8 To give effect to any transfer of Post-Scheme Shares required by this article [152], Parent may appoint any person as attorney and/or agent for the New Member to transfer the Post-Scheme Shares to the Purchaser and execute and deliver as transferor a form or forms of transfer or other instrument or instruction of transfer (whether as a deed or otherwise) on behalf of the New Member (or any subsequent holder or any nominee of such New Member or any such subsequent holder) in favour of the Purchaser and do all such other things and execute and deliver all such documents (whether as a deed or otherwise) as may in the opinion of the attorney and/or agent be necessary or desirable to vest the Post-Scheme Shares in the Purchaser and, pending such vesting, to exercise all such rights and privileges attaching to the Post-Scheme Shares as the Purchaser may direct. If an attorney and/or agent is so appointed, the New Member shall not thereafter (except to the extent that the attorney and/or agent fails to act in accordance with the directions of the Purchaser) be entitled to exercise any rights or privileges attaching to the Post-Scheme Shares unless so agreed by the Purchaser. The Company may give good receipt for the delivery of the Share Deliverable for each Post-Scheme Share and may register the Purchaser as holder thereof and issue to it certificates for the same. The Company shall not be obliged to issue a certificate to the New Member for any Post-Scheme Shares. The Purchaser shall, subject to Applicable Law, settle the consideration due to the New Member pursuant to article [152].3 above by the delivery of the Share Deliverable for each Post-Scheme Scheme Share as soon as reasonably practicable following the

A-C-2

issue of the Post-Scheme Shares to the New Member. Parent shall allot and issue or transfer the Exchange Shares to the New Member and send a cheque in sterling drawn on a UK clearing bank in favour of the New Member in respect of any fractional entitlements no later than 14 days after the date of the issue or transfer of the Post-Scheme Shares to the New Member unless: (a) the Company, in its sole discretion, determines in accordance with article [152].10 in respect of any New Member with a registered address in a jurisdiction outside the United Kingdom or whom the Company reasonably believes to be a citizen, resident or national of a jurisdiction outside the United Kingdom that such Exchange Shares shall be sold in which case the Exchange Shares shall be sold and the net proceeds of sale distributed to the persons so entitled in accordance with article [152].10; or (b) the Company, in its sole discretion, determines in accordance with article [152].10 in respect of any New Member with a registered address in a jurisdiction outside the United Kingdom or whom the Company reasonably believes to be a citizen, resident or national of a jurisdiction outside the United Kingdom that a cash amount equal to the value of the Exchange Shares shall be paid to the New Member, in which case Parent shall send a cheque in sterling drawn on a UK clearing bank in favour of the New Member for the consideration for such Post-Scheme Shares and in respect of any fractional entitlements no later than 14 days after the date of the issue or transfer of the Post-Scheme Shares to the New Member.
[152].10 If, in respect of any New Member with a registered address in a jurisdiction outside the United Kingdom or whom the Company reasonably believes to be a citizen, resident or national of a jurisdiction outside the United Kingdom, the Company is advised that the allotment and/or issue or transfer of Exchange Shares pursuant to this article would or may infringe the laws of such jurisdiction or would or may require the Company and/or Parent to comply with any governmental or other consent or any registration, filing or other formality with which the Company and/or Parent is unable to comply or compliance with which the Company and/or Parent regards as unduly onerous, the Company may, in its sole discretion, determine that such Exchange Shares shall be sold or a cash amount equal to the value of the Exchange Shares shall be paid to the New Member. In the event that the Exchange Shares are to be sold, the Company shall appoint a person to act as attorney or agent for the New Member pursuant to this article and such person shall be authorised on behalf of such New Member to procure that any shares in respect of which the Company has made such determination shall, as soon as practicable following the allotment, issue or transfer of such shares, be sold, including being authorised to execute and deliver as transferor a form of transfer or other instrument or instruction of transfer on behalf of the New Member (whether as a deed or otherwise). The net proceeds of such sale (after the deduction of all expenses and commissions incurred in connection with such sale, including any value added tax payable on the proceeds of sale), or the cash amount equal to the value of the Exchange Shares, shall be paid to the persons entitled thereto in due proportions as soon as practicable, save that any fractional cash entitlements shall be rounded down to the nearest whole penny.
[152].9 Notwithstanding any other provision of these articles, both the Company and the directors shall refuse to register the transfer of any shares between the Scheme Record Time and the Effective Date, other than to the Purchaser pursuant to the Scheme of Arrangement.
[152].10 If the Scheme of Arrangement shall not have become effective by the date referred to in (or otherwise set in accordance with) clause [•] of the Scheme of Arrangement, this article [152] shall cease to be of any effect.”
(C)   The Company be and is hereby directed to deliver the Court Order to the Registrar of Companies in England and Wales if the Court Sanction is obtained and provided that no injunction or other Order by any court or other tribunal of competent jurisdiction shall have been entered and shall continue to be in effect and no Law shall have been adopted that remains in effect or effective, in each case that prevents, enjoins, prohibits or makes illegal the consummation of the Transaction; and
(D)   The directors of the Company (or a duly authorized committee of the directors) be and are hereby directed that they need not undertake a Company Adverse Recommendation Change in connection with a Superior Proposal or cause the Company to terminate the Transaction Agreement in order to enter into a definitive agreement relating to a Superior Proposal following the time at which the Company Shareholder Approval is obtained (capitalized terms in this resolution having the meanings set forth in the Transaction Agreement).

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ANNEX B
Opinion of Allen & Company LLC
August 8, 2024
The Board of Directors
Recursion Pharmaceuticals, Inc.
41 S Rio Grande Street
Salt Lake City, Utah 84101
The Board of Directors:
We understand that Recursion Pharmaceuticals, Inc., a Delaware corporation (“Recursion”), and Exscientia plc, a public limited company incorporated in England and Wales (“Exscientia”), propose to enter into a Transaction Agreement (together with the form of Scheme of Arrangement attached as Annex B thereto, the “Agreement”). As more fully described in the Agreement, Recursion and Exscientia have agreed to proceed with a proposal for the acquisition by Recursion of the issued and to be issued ordinary shares in the capital of Exscientia, each with a nominal value of €0.07 per share (“Exscientia Ordinary Shares” and, such acquisition, the “Transaction”), to be effected by way of a scheme of arrangement pursuant to which (i) Recursion and/or a company appointed by Recursion to act as transferee of Exscientia Ordinary Shares held by the depositary or depositary custodian for American Depositary Shares of Exscientia, each representing a beneficial ownership interest in one Exscientia Ordinary Share (“Exscientia ADSs”), collectively will hold the entirety of the capital stock of Exscientia and (ii) holders of Exscientia Ordinary Shares, including shares represented by Exscientia ADSs, will be entitled to receive 0.7729 of a share of Class A common stock, par value $0.00001 per share, of Recursion (“Recursion Class A Common Stock” and, the implied value of such per share consideration payable in the Transaction utilizing such exchange ratio, the “Share Consideration”). The terms and conditions of the Transaction are more fully set forth in the Agreement.
Allen & Company LLC (“Allen & Company”) has acted as a financial advisor to Recursion in connection with the proposed Transaction and has been asked to render an opinion to the Board of Directors of Recursion (the “Board”) as to the fairness, from a financial point of view, to Recursion of the Share Consideration provided for pursuant to the Agreement. For such services, Recursion has agreed to pay to Allen & Company cash fees, of which a portion is payable upon the delivery of this opinion (the “Opinion Fee”) and the principal portion is contingent upon consummation of the Transaction. No portion of the Opinion Fee is contingent upon either the conclusion expressed in this opinion or successful consummation of the Transaction. Recursion also has agreed to reimburse Allen & Company’s reasonable expenses and to indemnify Allen & Company and related parties against certain liabilities arising out of our engagement.
Allen & Company, as part of our investment banking business, is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, private placements and related financings, bankruptcy reorganizations and similar recapitalizations, negotiated underwritings, secondary distributions of listed and unlisted securities, and valuations for corporate and other purposes. As the Board is aware, Allen & Company in the past has provided and in the future may provide investment banking services to Recursion and/or its affiliates unrelated to the Transaction, for which services Allen & Company has received and would expect to receive compensation, including, during the past two years, having acted as book-running manager for an underwritten public offering of Recursion Class A Common Stock. As the Board also is aware, although Allen & Company is not currently providing, and during the past two years has not provided, investment banking services to Exscientia for which Allen & Company has received compensation, Allen & Company may provide such services to Exscientia and/or its affiliates in the future, for which Allen & Company would expect to receive compensation. In the ordinary course, Allen & Company as a broker-dealer and certain of Allen & Company’s affiliates, directors and officers have invested, hold long or short positions and/or trade, or may invest, hold long or short positions and/or trade, either on a discretionary or non-discretionary basis, for their own or beneficiaries’ accounts or for those of Allen & Company’s clients, in the securities (or related derivative securities) of Recursion, Exscientia and/or their respective affiliates. The issuance of this opinion has been approved by Allen & Company’s opinion committee.

The Board of Directors
Recursion Pharmaceuticals, Inc.
41 S Rio Grande Street
Salt Lake City, Utah 84101
Our opinion as expressed herein reflects and gives effect to our general familiarity with Recursion and the industries in which Recursion and Exscientia operate as well as information that we received during the course of this assignment, including information provided by the managements of Recursion and Exscientia in the course of discussions relating to the Transaction as more fully described below. In arriving at our opinion, we neither conducted a physical inspection of the properties or facilities of Exscientia, Recursion or any other entity nor made or obtained any evaluations or appraisals of the assets or liabilities (contingent, accrued, derivative, off-balance sheet or otherwise) of Exscientia, Recursion or any other entity, or conducted any analysis concerning the solvency or fair value of Exscientia, Recursion or any other entity. We have not investigated, and express no opinion or view regarding, any actual or potential litigation, proceedings or claims involving or impacting Exscientia, Recursion or any other entity and we have assumed, with your consent, that there will be no developments with respect to any such matters that would be meaningful in any respect to our analyses or opinion.
In arriving at our opinion, we have, among other things:
(i)
reviewed the financial terms of an execution version, provided to us on August 8, 2024, of the Agreement;

(ii)
reviewed certain publicly available historical business and financial information relating to Exscientia and Recursion, including public filings of Exscientia and Recursion, and historical market prices for Exscientia ADSs and Recursion Class A Common Stock;

(iii)
reviewed certain financial and other information relating to Exscientia provided to or discussed with us by the managements of Exscientia and Recursion, including certain financial forecasts, estimates and other financial and operating data relating to Exscientia provided to or discussed with us by the management of Recursion;

(iv)
reviewed certain financial and other information relating to Recursion provided to or discussed with us by the management of Recursion, including estimates of the management of Recursion as to the potential cost savings expected by such management to result from the Transaction;

(v)
held discussions with the respective managements of Exscientia and Recursion relating to the operations, financial condition and prospects of Exscientia and Recursion;

(vi)
reviewed and analyzed certain publicly available information, including certain stock market and other data, relating to selected companies with businesses that we deemed generally relevant in evaluating Exscientia and Recursion;

(vii)
reviewed and analyzed certain publicly available financial information relating to selected transactions that we deemed generally relevant in evaluating the Transaction; and

(viii)
conducted such other financial analyses and investigations as we deemed necessary or appropriate for purposes of the opinion expressed herein.

In rendering our opinion, we have relied upon and assumed, with your consent and without independent verification, the accuracy and completeness of all of the financial, legal, regulatory, tax, accounting and other information available to us from public sources, provided to or discussed with us by the managements and other representatives of Exscientia and Recursion or otherwise reviewed by us. As the Board is aware, we were not provided with, and therefore we have not conducted an analysis of Recursion on the basis of, financial forecasts and estimates relating to Recursion. With respect to the financial forecasts, estimates and other financial and operating data relating to Exscientia and the Transaction that we have been directed to utilize for purposes of our analyses and opinion, we have been advised by the management of Recursion and we have assumed, at your direction, that such financial forecasts, estimates and other financial and operating data have been reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of such management as to, and are a reasonable basis upon which to evaluate, the

The Board of Directors
Recursion Pharmaceuticals, Inc.
41 S Rio Grande Street
Salt Lake City, Utah 84101
future financial and operating performance of Exscientia, the potential cost savings expected by the management of Recursion to result from the Transaction and the other matters covered thereby. We also have assumed, with your consent, that the financial results, including, without limitation, the potential cost savings expected by the management of Recursion to result from the Transaction, reflected in the financial forecasts, estimates and other financial and operating data utilized in our analyses will be realized in the amounts and at the times projected. We further have assumed, with your consent, that there have been no material changes in the assets, liabilities, financial condition, results of operations or prospects of Exscientia or Recursion since the dates on which the most recent financial statements or other information (financial or otherwise) relating to Exscientia or Recursion were made available to us. We express no opinion or view as to any financial forecasts, estimates or other financial or operating data or the assumptions on which they are based.
We have relied, at your direction, upon the assessments of the managements of Exscientia and Recursion as to, among other things, (i) the potential impact on Exscientia and Recursion of certain market, competitive, macroeconomic, geopolitical and other conditions, trends and developments in and prospects for, and governmental, regulatory and legislative policies and matters relating to or otherwise affecting, the technology-enabled pharmaceutical and biotechnology industries, or the operations of Exscientia and Recursion, (ii) the programs, product candidates and services of, and technology, patents and other intellectual property utilized in, Exscientia’s and Recursion’s respective businesses (including, without limitation, with respect to the development, manufacturing, commercialization and licensing of, and use and indications for, such programs and product candidates and the validity and duration of patents and the likelihood and timing of technical, clinical and regulatory success of such programs and product candidates), (iii) existing and future funding requirements and capital needs of Exscientia and Recursion, including the potential impact thereof on Exscientia and Recursion, (iv) existing and future agreements and arrangements involving, and the ability to attract, retain and/or replace, key employees, customers, collaborators, service providers, suppliers, licensors and other commercial relationships of Exscientia and Recursion and (v) the ability of Recursion to integrate the operations of Exscientia with those of Recursion and to realize the potential cost savings expected by the management of Recursion to result from the Transaction as contemplated. With your consent, we have assumed that there will be no developments with respect to any such matters, or currency or exchange rate fluctuations or alternative transaction structures, that would have an adverse effect on Exscientia, Recursion or the Transaction (including the contemplated benefits thereof) or that otherwise would be meaningful in any respect to our analyses or opinion. For purposes of our analyses and opinion, we have evaluated Exscientia Ordinary Shares as if one Exscientia Ordinary Share has a value equivalent to one Exscientia ADS.
Further, our opinion is necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to us as of, the date hereof. It should be understood that subsequent developments may affect the conclusion expressed in this opinion and that we assume no responsibility for advising any person of any change in any matter affecting this opinion or for updating or revising our opinion based on circumstances or events occurring after the date hereof. As you are aware, the credit, financial and stock markets, the industries in which Exscientia and Recursion operate and the securities of Exscientia and Recursion have experienced and may continue to experience volatility and disruptions and we express no opinion or view as to any potential effects of such volatility or disruptions on Exscientia, Recursion or the Transaction (including the contemplated benefits thereof).
We have assumed, with your consent, that the Transaction will be consummated in accordance with its terms and in compliance with all applicable laws, documents and other requirements, without waiver, modification or amendment of any material term, condition or agreement, and that, in the course of obtaining the necessary governmental, regulatory or third party approvals, consents, releases, waivers, decrees and agreements for the Transaction, no delay, limitation, restriction or condition, including any divestiture or other requirements or remedies, amendments or modifications, will be imposed or occur that would have an adverse effect on Exscientia, Recursion or the Transaction (including the contemplated benefits thereof)

The Board of Directors
Recursion Pharmaceuticals, Inc.
41 S Rio Grande Street
Salt Lake City, Utah 84101
that would be meaningful in any respect to our analyses or opinion. In addition, we have assumed, with your consent, that the final executed Agreement will not differ from the execution version reviewed by us in any respect meaningful to our analyses or opinion.
Our opinion is limited to the fairness, from a financial point of view and as of the date hereof, to Recursion of the Share Consideration (to the extent expressly specified herein) and we express no opinion or view as to the fairness of the Share Consideration to the holders of any class or series of securities, creditors or other constituencies of Recursion or any other party. Our opinion also does not address any other terms, aspects or implications of the Transaction, including, without limitation, the form or structure of the Transaction, any voting or support agreements or any other agreements, arrangements or understandings entered into in connection with, related to or contemplated by the Transaction or otherwise. We express no opinion or view as to the fairness, financial or otherwise, of the amount, nature or any other aspect of any compensation or other consideration payable to any officers, directors or employees of any party to the Transaction or any related entities, or any class of such persons or any other party, relative to the Share Consideration or otherwise. We are not expressing any opinion or view as to the actual value of Recursion Common Stock when issued in the Transaction or the prices at which Recursion Common Stock, Exscientia ADSs, Exscientia Ordinary Shares or any other securities of Recursion or Exscientia may trade or otherwise be transferable at any time, including following announcement or consummation of the Transaction. In addition, we express no opinion or view with respect to accounting, tax, regulatory, legal or similar matters, including, without limitation, as to tax or other consequences of the Transaction or otherwise or changes in, or the impact of, accounting standards, tax and other laws, regulations and governmental and legislative policies affecting Exscientia, Recursion or the Transaction (including the contemplated benefits thereof), and we have relied, at your direction, upon the assessments of representatives of Recursion as to such matters. This opinion does not constitute a recommendation as to the course of action that Recursion (or the Board or any committee thereof) should pursue in connection with the Transaction or otherwise address the merits of the underlying decision by Recursion to engage in the Transaction, including in comparison to other strategies or transactions that might be available to Recursion or which Recursion might engage in or consider.
It is understood that this opinion and our advisory services are intended for the benefit and use of the Board (in its capacity as such) in connection with its evaluation of the Share Consideration from a financial point of view. This opinion does not constitute advice or a recommendation to the Board or any securityholder or other person as to how to vote or act on any matter relating to the Transaction or otherwise.
Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Share Consideration provided for pursuant to the Agreement is fair, from a financial point of view, to Recursion.
Very truly yours,
ALLEN & COMPANY LLC

ANNEX C
Opinion of Centerview Partners LLC
Centerview Partners LLC
31 West 52nd Street
New York, NY 10019
August 8, 2024
The Board of Directors
Exscientia plc
The Schrodinger Building
Oxford Science Park
Oxford OX4 4GE
United Kingdom
The Board of Directors:
You have requested our opinion as to the fairness, from a financial point of view, to the holders of the ordinary shares, nominal value £0.0005 per share, including, for the avoidance of doubt, such ordinary shares represented by American Depositary Shares (the “Company Ordinary Shares”) (other than Excluded Shares, as defined below), of Exscientia plc, a public limited company incorporated in England and Wales (the “Company”), of the Exchange Ratio (as defined below) provided for pursuant to the Transaction Agreement proposed to be entered into (the “Agreement”) by and between Recursion Pharmaceuticals, Inc., a Delaware corporation (“Parent”), and the Company. The Agreement provides that pursuant to a Scheme of Arrangement (the “Arrangement” and, collectively with the other transactions contemplated by the Agreement, the “Transaction”), Parent (or, at Parent’s election, (a) in respect of any or all of the Residual Shares, Parent and (b) in respect of the Depositary Shares, the DR Nominee (each as defined in the Agreement)) will acquire the entire issued and to be issued share capital of the Company (other than (i) any Company Ordinary Shares which are registered in the name of or beneficially owned by Parent and/or any direct or indirect subsidiaries of Parent from time to time (and/or any nominee of the foregoing) and (ii) any Company Ordinary Shares held in treasury) (the Company Ordinary Shares referred to in clauses (i) and (ii), together with any Shares held by any affiliate of the Company or Parent, “Excluded Shares”) and each holder of such Company Ordinary Share (a “Scheme Shareholder”) will have the right to receive, for each Scheme Share, 0.7729 (“Exchange Ratio”) shares of Class A common stock, par value $0.00001, of Parent. The terms and conditions of the Transaction are more fully set forth in the Agreement.
We have acted as financial advisor to the Board of Directors of the Company in connection with the Transaction. We will receive a fee for our services in connection with the Transaction, a portion of which is payable upon the rendering of this opinion and a substantial portion of which is contingent upon the consummation of the Transaction. In addition, the Company has agreed to reimburse certain of our expenses arising, and indemnify us against certain liabilities that may arise, out of our engagement.
We are a securities firm engaged directly and through affiliates and related persons in a number of investment banking, financial advisory and merchant banking activities. In the past two years, except for our current engagement, we have not been engaged to provide financial advisory or other services to the Company, and we have not received any compensation from the Company during such period. We are currently engaged to provide financial advisory services unrelated to the Company to an affiliate of SoftBank Group Corp. (“SoftBank”), a significant stockholder of the Company, in connection with certain strategic matters, and we have received compensation in connection with this engagement and may receive additional compensation in the future. We are also currently engaged to provide financial advisory services unrelated to the Company to a private company in which affiliates of SoftBank hold a significant minority equity interest and we may receive compensation in connection with this engagement in the future. We are currently engaged to provide financial advisory services unrelated to the Company to two companies in which Novo Holdings A/S (“Novo Holdings”), a significant stockholder of the Company, holds a significant minority equity interest, in connection with certain strategic matters, and we may receive compensation in connection with these engagements in the future. In the past two years, we have been engaged to provide financial advisory services unrelated to the Company to two companies in which affiliates of Novo Holdings held a significant minority equity interest in connection with certain strategic matters, and we received compensation from such companies for such services and may receive additional compensation in the future. In the past two years, we have not been engaged to provide financial advisory or other services to Parent, and we have not received any compensation from Parent during such period. We may provide financial advisory and other services to or with respect to the Company, Parent, SoftBank, Novo Holdings or their respective affiliates, including portfolio companies of SoftBank or Novo Holdings, in the future, for which we may receive compensation. Certain (i) of our and our affiliates’ directors, officers, members and employees, or family members of such persons, (ii) of our affiliates or related investment funds and (iii) investment funds or other persons in which any of the foregoing may have financial interests or with which they may co-invest, may at any time acquire, hold, sell or trade, in debt, equity and other securities or financial instruments (including derivatives, bank loans or other obligations) of, or investments in, the Company, Parent, SoftBank, Novo Holdings or any of their respective affiliates, including portfolio companies of SoftBank or Novo Holdings, or any other party that may be involved in the Transaction.
In connection with this opinion, we have reviewed, among other things: (i) a draft of the Agreement and a draft of the form of Scheme of Arrangement attached to the Agreement, each dated August 8, 2024 (collectively, the “Draft Agreement”); (ii) Annual Reports on Form 20-F of the Company for the years ended December 31, 2023, December 31, 2022 and December 31, 2021 and Annual Reports on Form 10-K of Parent for the years ended December 31, 2023, December 31, 2022 and December 31, 2021; (iii) certain interim reports to stockholders and Quarterly Reports on Form 10-Q of Parent; (iv) certain publicly available research analyst reports for the Company and Parent; (v) certain other communications from the Company and Parent to their respective stockholders; (vi) certain internal information relating to the business, operations, earnings, cash flow, assets, liabilities and prospects of the Company, including certain financial forecasts, analyses and projections relating to the Company prepared by management of the Company and furnished to us by the Company for purposes of our analysis (the “Company Forecasts”) (collectively, the “Company Internal Data”); (vii) certain financial forecasts, analyses and projections relating to Parent prepared by management of the Company and furnished to us by the Company for purposes of our analysis (the “Parent Forecasts”); (viii) certain internal information relating to the business, operations, earnings, cash flow, assets, liabilities and prospects of Parent furnished to us by the Company for purposes of our analysis (collectively, the “Parent Internal Data”) and (ix) and certain cost savings and operating synergies projected by the management of the Company to result from the Transaction furnished to us by the Company for purposes of our analysis (the “Synergies”). We have participated in discussions with members of the senior management and representatives of the Company regarding their assessment of the Company Internal Data and the Parent Internal Data, as appropriate, and conducted such financial studies and analyses and took into account such information as we deemed appropriate.
We have assumed, without independent verification or any responsibility therefor, the accuracy and completeness of the financial, legal, regulatory, tax, accounting and other information supplied to, discussed with, or reviewed by us for purposes of this opinion and have, with your consent, relied upon such information as being complete and accurate. In that regard, we have assumed, at your direction, that the Company Internal Data (including, without limitation, the Company Forecasts), the Parent Forecasts, the Parent Internal Data and the Synergies have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of the Company or Parent, as the case may be, as to the matters covered thereby, and we have relied, at your direction, on the Company Internal Data (including, without limitation, the Company Forecasts), the Parent Forecasts, the Parent Internal Data and the Synergies for purposes of our analysis and this opinion. We express no view or opinion as to the Company Internal Data (including, without limitation, the Company Forecasts), the Parent Forecasts, the Parent Internal Data and the Synergies or the assumptions on which they are based. In addition, at your direction, we have not made any independent evaluation or appraisal of any of the assets or liabilities (contingent, derivative, off-balance-sheet or otherwise) of the Company or Parent, nor have we been furnished with any such evaluation or appraisal, and we have not been asked to conduct, and did not conduct, a physical inspection of the properties or assets of the Company or Parent. We have assumed, at your direction, that the final executed Agreement will not differ in any respect material to our analysis or this opinion from the Draft Agreement reviewed by us. We have also assumed, at your direction, that the Transaction will be consummated on the terms set forth in the Agreement and in accordance with all applicable laws and other relevant documents or requirements, without delay or the waiver, modification or amendment of any term, condition or agreement, the effect of which would be material to our analysis or this opinion and that, in the course of obtaining the necessary governmental, regulatory and other approvals, consents, releases and waivers for the Transaction, no delay, limitation, restriction, condition or other change, including any divestiture requirements or amendments or modifications, will be imposed, the effect of which would be material to our analysis or this opinion. We have also assumed, at your direction, that Parent will not issue any additional shares of common stock following the date of the Agreement and prior to the Effective Time (except in the case of shares issued upon the vesting or exercise of equity incentive awards of Parent outstanding on the date of the Agreement). We have not evaluated and do not express any opinion as to the solvency or fair value of the Company or Parent, or the ability of the Company or Parent to pay their respective obligations when they come due, or as to the impact of the Transaction on such matters, under any state, federal or other laws relating to bankruptcy, insolvency or similar matters. We are not legal, regulatory, tax or accounting advisors, and we express no opinion as to any legal, regulatory, tax or accounting matters.
We express no view as to, and our opinion does not address, the Company’s underlying business decision to proceed with or effect the Transaction, or the relative merits of the Transaction as compared to any alternative business strategies or transactions that might be available to the Company or in which the Company might engage. This opinion is limited to and addresses only the fairness, from a financial point of view, as of the date hereof, to the holders of the Company Ordinary Shares (other than Excluded Shares) of the Exchange Ratio provided for pursuant to the Agreement. We have not been asked to, nor do we express any view on, and our opinion does not address, any other term or aspect of the Agreement or the Transaction, including, without limitation, the structure or form of the Transaction, or any other agreements or arrangements contemplated by the Agreement or entered into in connection with or otherwise contemplated by the Transaction, including, without limitation, the fairness of the Transaction or any other term or aspect of the Transaction to, or any consideration to be received in connection therewith by, or the impact of the Transaction on, the holders of any other class of securities, creditors or other constituencies of the Company or any other party. In addition, we express no view or opinion as to the fairness (financial or otherwise) of the amount, nature or any other aspect of any compensation to be paid or payable to any of the officers, directors or employees of the Company or any party, or class of such persons in connection with the Transaction, whether relative to the Exchange Ratio provided for pursuant to the Agreement or otherwise. Our opinion, as expressed herein, relates to the relative values of the Company and Parent. Our opinion is necessarily based on financial, economic, monetary, currency, market and other conditions and circumstances as in effect on, and the information made available to us as of, the date hereof, and we do not have any obligation or responsibility to update, revise or reaffirm this opinion based on circumstances, developments or events occurring after the date hereof We express no view or opinion as to what the value of Parent Shares actually will be when issued pursuant to the Transaction or the prices at which the Company Ordinary Shares or Parent Shares will trade or otherwise be transferable at any time, including following the announcement or consummation of the Transaction. Our opinion does not constitute a recommendation to any stockholder of the Company or any other person as to how such stockholder or other person should vote with respect to the Transaction or otherwise act with respect to the Transaction or any other matter.
Our financial advisory services and the opinion expressed herein are provided for the information and assistance of the Board of Directors of the Company (in their capacity as directors and not in any other capacity) in connection with and for purposes of its consideration of the Transaction. The issuance of this opinion was approved by the Centerview Partners LLC Fairness Opinion Committee.

Based upon and subject to the foregoing, including the various assumptions made, procedures followed, matters considered, and qualifications and limitations set forth herein, we are of the opinion, as of the date hereof, that the Exchange Ratio provided for pursuant to the Agreement is fair, from a financial point of view, to the holders of Company Ordinary Shares other than Excluded Shares.
Very truly yours,
CENTERVIEW PARTNERS LLC

ANNEX D
Form of Voting Agreement
VOTING AND SUPPORT AGREEMENT
This VOTING AND SUPPORT AGREEMENT (as the same may be amended from time to time in accordance with its terms, this “Agreement”), dated as of August 8, 2024, by and between the undersigned stockholder (the “Stockholder”) in such person’s capacity as a stockholder of Recursion Pharmaceuticals, Inc., a Delaware corporation (“Parent”), and Exscientia plc, a public limited company incorporated in England and Wales with registered number 13483814 (the “Company”). Capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Transaction Agreement (as defined below).
WHEREAS, in order to induce the Company to enter into a Transaction Agreement with Parent, dated as of the date hereof (the “Transaction Agreement”), the Company has requested the Stockholder, and the Stockholder has agreed, to enter into this Agreement with respect to the number of shares of Common Stock, par value $0.00001 per share, of Parent (the “Shares”) that the Stockholder beneficially owns and are set forth on Schedule A (together with such additional Shares or other voting securities of Parent of which the Stockholder acquires record or beneficial ownership after the date hereof, the “Subject Shares”).
NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:
ARTICLE 1
Voting Agreement
Section 1.01.   Voting Agreement.   Beginning on the date hereof until the Expiration Date (as defined in Section 5.05), the Stockholder hereby irrevocably and unconditionally agrees that at any properly convened meeting of the stockholders of Parent, however called, and at any adjournment thereof, at which the issuance of Class A Common Stock of Parent as contemplated by the Transaction Agreement for purposes of applicable rules and regulations of Nasdaq (the “Parent Share Issuance”) is submitted for the consideration and vote of the stockholders of Parent, or in any other circumstance in which the vote or other approval of the stockholders of Parent is sought in connection with the Transaction, the Stockholder shall, in each case to the fullest extent that the Subject Shares are entitled to vote thereon, (a) appear at such meeting or otherwise cause the Subject Shares to be counted as present thereat for purposes of calculating a quorum, (b) vote (or cause to be voted), in person or by proxy, all Subject Shares that the Stockholder is entitled to vote at the time of any vote (i) in favor of the Parent Share Issuance and any actions related thereto, (ii) in favor of any proposal to adjourn a meeting of the stockholders of Parent to solicit additional proxies in favor of the Parent Share Issuance and any actions related thereto, and (iii) against any (A) Ruby Acquisition Proposal or (B) any resolution that would reasonably be expected to, if passed, prevent or materially delay, impair, frustrate, disrupt or impede the Transaction otherwise cause the Transaction not to consummate at the earliest practicable time or at all, or which is or may reasonably be expected to be materially prejudicial to the success of the Transaction.
ARTICLE 2
Representations and Warranties of the Stockholder
The Stockholder on his own behalf represents and warrants to the Company, as of the date hereof, that:
Section 2.01.   Authorization; Binding Agreement.   The execution, delivery and performance by the Stockholder of this Agreement and the consummation by the Stockholder of the transactions contemplated hereby are within the organizational or individual powers of the Stockholder and have been duly authorized by all necessary action on the part of the Stockholder. This Agreement constitutes a legal, valid and binding Agreement of the Stockholder, enforceable against the Stockholder in accordance with its terms, subject, in the case of enforceability, to the Bankruptcy and Equity Exceptions. If the Subject Shares set forth on Schedule A constitute community property under Applicable Law, this Agreement has been duly authorized, executed and delivered by, and constitutes the valid and binding agreement of, the Stockholder’s spouse. If this Agreement is being executed in a representative or fiduciary capacity, the Person signing this Agreement has full power and authority to enter into and perform this Agreement. Other than as provided in the Transaction Agreement and except for any filings by the Stockholder with the SEC, the execution, delivery and performance by the Stockholder of this Agreement do not require any action by or in respect of, or any notice, report or other filing by the Stockholder with or to, or any consent, registration, approval, permit or authorization from, any Governmental Authority, other than any actions or filings the absence of which would not reasonably be expected to, individually or in the aggregate, prevent, delay or impair the Stockholder’s ability to perform the Stockholder’s obligations hereunder.
Section 2.02.   Non-Contravention.   The execution, delivery and performance by the Stockholder of this Agreement and the performance of his obligations hereunder do not and will not (i) if the Stockholder is an entity, violate the certificate of incorporation or bylaws (or other comparable organizational documents) of the Stockholder, (ii) violate in any material respect any Applicable Law, or (iii) require any consent of any Person under, constitute a default under, or give rise to any right of termination, amendment, cancellation or acceleration of any Contract to which the Stockholder is a party, in each case of this clause (iii), other than such consents or other actions that (A) have been duly obtained prior to the execution and delivery of this Agreement or (B) would not reasonably be expected to, individually or in the aggregate, prevent, delay or impair the Stockholder’s ability to perform his obligations hereunder.
Section 2.03.   Ownership of Shares.   Except as disclosed in the applicable footnotes under the heading “Security Ownership of Certain Beneficial Owners and Management” in Parent’s Schedule 14A, dated April 23, 2024 (such disclosure, the “Ownership Disclosure”), the Stockholder is the sole record and beneficial owner of the Subject Shares, free and clear of any Liens (other than Permitted Liens and any Liens created by this Agreement). Except for this Agreement, none of the Subject Shares is subject to any voting trust or other Contract with respect to the voting of such Subject Shares. Except as otherwise provided in Article 1 of this Agreement or as disclosed in the Ownership Disclosure, the Stockholder has, and will have at all times during the term of this Agreement, the sole right to vote and direct the vote of, and to dispose of and direct the disposition of, the Subject Shares, and there are no Contracts of any kind, contingent or otherwise, obligating the Stockholder to Transfer (as defined in Section 4.01(a)), or cause to be Transferred, any of the Subject Shares, and no Person has any contractual or other right or obligation to purchase or otherwise acquire any of the Subject Shares. Except for this Agreement, none of the Subject Shares are subject to any voting agreement, voting trust or other agreement or arrangement, including any proxy, consent or power of attorney. For purposes of this Agreement, “beneficial ownership” and “beneficially own” and similar terms have the meaning set forth in Rule 13d-3 under the U.S. Securities Exchange Act of 1934.
Section 2.04.   Total Shares.   Except for the Subject Shares, the Stockholder does not beneficially own any other Equity Interests of Parent as of the date of this Agreement.
Section 2.05.   Reliance.   The Stockholder understands and acknowledges that the Company is entering into the Transaction Agreement in reliance upon the Stockholder’s execution and delivery of this Agreement and the representations, warranties, covenants and obligations of the Stockholder contained herein. The Stockholder acknowledges that it has had the opportunity to seek independent legal advice from legal counsel of the Stockholder’s own choosing prior to executing this Agreement. The Stockholder understands and acknowledges that the Transaction Agreement governs the terms of the Transaction.
Section 2.06.   No Other Representations.   The Stockholder acknowledges and agrees that other than the representations expressly set forth in this Agreement, the Company has not made, and is not making, any representations or warranties to the Stockholder with respect to the Company, the

Transaction Agreement or any other matter. The Stockholder hereby specifically disclaims reliance upon any representations or warranties (other than the representations expressly set forth in this Agreement).
ARTICLE 3
Representations and Warranties of the Company
The Company represents and warrants to the Stockholder, as of the date hereof, as follows:
Section 3.01.   Corporation Authorization.   The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby are within the corporate powers of the Company and have been duly authorized by all necessary corporate action. This Agreement constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject, in the case of enforceability, to the Bankruptcy and Equity Exceptions.
Section 3.02.   Non-Contravention.   The execution, delivery and performance by the Company of this Agreement and the performance of its obligations hereunder do not and will not (i) violate the certificate of incorporation or bylaws (or other comparable organizational documents) of the Company, (ii) violate any Applicable Law, (iii) other than the filing of a Schedule 13D with the SEC, require any consent or other action by any Person under, constitute a default under, or give rise to any right of termination, cancellation or acceleration of any Contract to which the Company is a party, in each case, other than such consents or other actions that (A) have been duly obtained prior to the execution and delivery of this Agreement or (B) would not reasonably be expected to, individually or in the aggregate, prevent, delay or impair the Company’s ability to perform its obligations hereunder.
Section 3.03.   No Other Representations.   The Company acknowledges and agrees that other than the representations expressly set forth in this Agreement, the Stockholder has not made, and is not making, any representations or warranties to the Company with respect to the Stockholder, the Transaction Agreement or any other matter. The Company hereby specifically disclaims reliance upon any representations or warranties (other than the representations expressly set forth in this Agreement).
ARTICLE 4
Covenants of the Stockholder
The Stockholder hereby covenants and agrees that:
Section 4.01.   No Proxies for or Encumbrances on the Subject Shares.
(a)   Beginning on the date hereof until the earliest of the (x) Expiration Date, (y) the occurrence of the vote at the Parent Stockholder Meeting to approve the Parent Share Issuance and (z) December 31, 2024, except pursuant to the terms of this Agreement, the Stockholder shall not, without the prior written consent of the Company, directly or indirectly, (i) grant any proxies, powers of attorney, or any other authorizations or consents, or enter into any voting trust or other agreement or arrangement with respect to the voting of any Subject Shares, (ii) sell, assign, transfer, encumber or otherwise dispose of, or enter into any Contract with respect to the direct or indirect sale, assignment, transfer, encumbrance or other disposition of (including by gift, and whether by merger, by tendering into any tender or exchange offer, by testamentary disposition, by operation of law or otherwise, and including pursuant to any derivative transaction), any Subject Shares (or any beneficial ownership therein or portion thereof) during the term of this Agreement or consent to any of the foregoing (each, a “Transfer” (which defined term includes derivations of such defined term)), (iii) otherwise permit any Liens to be created on any of the Subject Shares, or (iv) enter into any Contract with respect to the direct or indirect Transfer of any of the Subject Shares; provided that nothing herein shall prohibit the Stockholder from the following: (A) if the Stockholder is an individual, make Transfers of the Subject Shares (w) to any trust for the direct benefit of the Stockholder or the immediate family of the Stockholder, (x) by will, other testamentary document or intestate succession to the legal representative, heir, beneficiary or a member of the immediate family of the Stockholder, (y) by operation of law pursuant to a qualified domestic relations order or in connection with a divorce settlement, or (z) to Parent to cover tax withholding obligations of the Stockholder in connection with the vesting of any equity award of Parent, provided that the underlying Subject Shares held by the Stockholder shall continue to be subject to the restrictions and obligations set forth in this Agreement, (B) Transfer Subject Shares to an Affiliate of the Stockholder or (C) pursuant to, and in compliance with, a written plan that meets the requirements of Rule 10b5-1 under the Exchange Act that is in effect as of the date of this Agreement (any such Transfer, a “Permitted Transfer”); provided, further, that a Permitted Transfer in the foregoing clauses “(A)(w)”, “(A)(x)” and “(B)” shall be permitted only if, as a precondition to such Transfer, the transferee agrees in writing to be bound by each of the terms of, and to assume all of the obligations of the Stockholder under, this Agreement with respect to the Subject Shares so Transferred by executing and delivering a joinder agreement, in form and substance reasonably acceptable to the Company.
(b)   The Stockholder hereby agrees that this Agreement and the obligations hereunder shall attach to the Subject Shares and shall be binding upon any Person to which legal or beneficial ownership shall pass, whether by operation of law or otherwise including his successors or permitted assigns and if any involuntary Transfer of any of the Subject Shares shall occur (including a sale by the Stockholder’s trustee in any bankruptcy, or a sale to a purchaser at any creditor’s or court sale), the transferee (which term, as used herein, shall include any and all transferees and subsequent transferees of the initial transferee) shall take and hold the Subject Shares subject to all of the restrictions, liabilities and rights under this Agreement as the Stockholder for all purposes hereunder.
(c)   Except as otherwise expressly permitted by this Section 4.01, the Stockholder hereby agrees not to request that Parent register the Transfer of any certificate or uncertificated interest representing any or all of the Subject Shares and the Stockholder authorizes Parent to impose stop orders to prevent the Transfer of any of the Subject Shares in violation of this Agreement.
Section 4.02.   No Solicitation.   The Stockholder shall not take any action that Parent would then be prohibited from taking under Section 7.02(a)(i) to Section 7.02(a)(iv) of the Transaction Agreement.
Section 4.03.   Notice of Certain Events.   The Stockholder shall promptly notify the Company of any material fact, change or development occurring or arising after the date hereof that causes, or would reasonably be expected to cause, any breach of any representation, warranty, covenant or agreement of the Stockholder hereunder.
Section 4.04.   Adjustments.   In the event of any stock split, stock dividend or distribution, reorganization, recapitalization, readjustment, reclassification, combination, exchange of shares or the like of the capital stock of Parent on, of or affecting the Subject Shares, then the terms of this Agreement shall apply to the Equity Securities of Parent received in respect of the Subject Shares by the Stockholder immediately following the effectiveness of the events described in this Section 4.04, as though they were Subject Shares hereunder.
Section 4.05.   Directors and Officers.   Nothing in this Agreement shall limit or restrict the Stockholder who serves as a director or officer of Parent or any of its Subsidiaries in acting in his capacity as a director or as an officer, as applicable, of Parent or such Subsidiary, as applicable. The Stockholder is entering into this Agreement solely in his capacity as a stockholder of Parent and nothing herein shall not limit or affect in any manner, the Stockholder’s actions, omissions, judgments or decisions as a director or officer, as applicable, of Parent or any of its Subsidiaries, including, taking any action permitted by Section 7.02 of the Transaction Agreement, and no such action, omission, judgment or decision, in the Stockholder, affiliate or designee’s capacity as member of the director or officer of Parent or any of its Subsidiaries shall violate any of the Stockholder’s agreements or obligations under this Agreement. The Company shall not assert any claim that any action taken by the Stockholder in his capacity as a director or officer of Parent or any of its Subsidiaries violates any provision of this Agreement.
Section 4.06.   Disclosure.   The Stockholder shall permit the Company and Parent to publish and disclose in all documents and schedules filed with the SEC, and any press release or other disclosure document the Company or Parent determines to be necessary in connection with the Transaction, the Stockholder’s identity and ownership of the Subject Shares and the nature of the Stockholder’s commitments under this Agreement.
Section 4.07.   Additional Shares.   In the event that the Stockholder acquires record or beneficial ownership of, or the power to vote or direct the voting of, any additional Shares or other voting interests with respect to Parent, such Shares or voting interests shall, without further action of the parties, be deemed Subject Shares and subject to the provisions of this Agreement, the number of Shares held by the Stockholders shall be deemed amended accordingly, and such Shares or voting interests shall automatically become subject to the terms of this Agreement. The Stockholder shall promptly notify the Company of any such event.
Section 4.08.   Proceedings.   The Stockholder hereby agrees not to commence or participate in any Proceeding or claim, whether derivative or otherwise, against the Company, Parent or any of their respective Affiliates, or their respective boards of directors or members thereof or officers, relating to the negotiation, execution or delivery of this Agreement or the Transaction Agreement, or the consummation of the Transaction, including any such claim (a) challenging the validity of, or seeking to enjoin the operation of, any provision of this Agreement, or (b) alleging a breach of any fiduciary duty of Parent Board in connection with the Transaction Agreement or the Transaction, and the Stockholder hereby agrees to take all actions necessary to opt out of any class in any class action relating to the foregoing; provided that the foregoing shall not limit the Stockholder from (i) participating as a defendant or asserting counterclaims in response to any claims commenced against the Stockholder relating to this Agreement, the Transaction Agreement or the Transaction or (ii) asserting a claim against the Company for breach of this Agreement or, to the extent permitted by the Transaction Agreement and Applicable Law.
Section 4.09.   Adverse Actions.   The Stockholder hereby covenants and agrees that the Stockholder shall not, at any time prior to the Expiration Date (as defined in Section 5.05), take any action that may reasonably be expected to prevent or have the effect of materially delaying, impairing, frustrating, disrupting, or impeding the Transaction, or otherwise causing the Transaction not to become effective at the earliest practicable time, or which is or may reasonably be expected to be prejudicial to the success of the Transaction.
ARTICLE 5
Miscellaneous
Section 5.01.   Interpretation.   The following rules of interpretation shall apply to this Agreement: (i) the words “hereof”, “hereby”, “herein” and “hereunder” and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; (ii) the captions in this Agreement are included for convenience of reference only and shall be ignored in the construction or interpretation hereof; (iii) references to Articles, Sections and Schedules are to Articles, Sections and Schedules of this Agreement unless otherwise specified; (iv) any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular, and references to any gender shall include all genders; (v) whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”, whether or not they are in fact followed by those words or words of like import; (vi) “writing”, “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form; (vii) references to any Applicable Law shall be deemed to refer to such Applicable Law as amended from time to time and to any rules or regulations promulgated thereunder; (viii) references to any Person include the successors and permitted assigns of that Person; (ix) when calculating the period of time before which, within which or following which any act is to be done or step taken pursuant to this Agreement, the date that is the reference date in calculating such period shall be excluded and if the last day of such period is not a Business Day, the period shall end on the next succeeding Business Day; (x) the word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other theory extends and such phrase shall not mean “if”; and (xi) the parties hereto have participated jointly in the negotiation and drafting of this Agreement and, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as jointly drafted by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.
Section 5.02.   Further Assurances.   The Company and the Stockholder will use commercially reasonable efforts to each execute and deliver, or cause to be executed and delivered, all further documents and instruments and use its or his best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under Applicable Laws and regulations, to consummate and make effective the transactions contemplated by this Agreement.
Section 5.03.   No Ownership Interest.   Nothing contained in this Agreement shall be deemed to vest in the Company any direct or indirect ownership or incidence of ownership of or with respect to the Subject Shares. All rights, ownership and economic benefits of and relating to the Subject Shares shall remain vested in and belong to the Stockholder, and the Company shall have no authority to exercise any power or authority to direct the Stockholder in the voting or disposition of any of the Subject Shares, except as otherwise provided herein.
Section 5.04.   Notices.   All notices, requests and other communications to any party hereunder shall be in writing sent via email and shall be given:
if to the Company, to:
Exscientia plc
The Schrödinger Building
Heatley Road
Oxford Science Park
Oxford, OX4 4GE
Attention:
Executive Vice President, Legal

Email:
[redacted]

with a copy (which shall not constitute notice) to:
Allen Overy Shearman Sterling LLP
One Bishops Square
London, E1 6AD
Attention:
Matthew Appleton
Nick Withers

Email:
matthew.appleton@aoshearman.com
nick.withers@aoshearman.com

and
Allen Overy Shearman Sterling US LLP
599 Lexington Avenue
New York, NY 10022
Attention:
Clare O’Brien
Christopher Glenn

Email:
cobrien@aoshearman.com
christopher.glenn@aoshearman.com

if to the Stockholder, to the email address set forth on the Stockholder’s signature page hereto:
with a copy (which shall not constitute notice) to:
Wilson Sonsini Goodrich & Rosati, Professional Corporation
701 Fifth Avenue, Suite 5100
Seattle, WA 98104
Attention:
Patrick Schultheis; Robert T. Ishii; Remi P. Korenblit;
Brendan Ripley Mahan

Email:
PSchultheis@wsgr.com; RIshii@wsgr.com; RKorenblit@wsgr.com;
BMahan@wsgr.com

and with a copy (which shall not constitute notice) to:
Clifford Chance LLP
10 Upper Bank Street
London, E14 5JJ
Attention:
David Pudge; Katherine Moir

Email:
David.Pudge@CliffordChance.com;
Katherine.Moir@CliffordChance.com

or to such other email address as such party may hereafter specify for the purpose by like notice to the other parties hereto. All such notices, requests and other communications shall be deemed received on the date of dispatch by the sender thereof (to the extent that no “bounce back”, “out of office” or similar message indicating non-delivery is received with respect thereto), in each case to the required recipient as set forth above, if such dispatch is made by 5:00 p.m. New York City time on a Business Day or, if made after 5:00 p.m. New York City time on a Business Day, such notice, request or communication shall be deemed to have been received on the next succeeding Business Day.
Section 5.05.   Amendments; Termination.   Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement or in the case of a waiver, by the party against whom the waiver is to be effective. This Agreement shall automatically terminate without further action of any party hereto upon the earlier of (a) the Effective Time, (b) the termination of the Transaction Agreement in accordance with its terms or (c) the mutual written agreement of each party to this Agreement (any such date under clauses (a) through (c) being referred to herein as the “Expiration Date”). Notwithstanding the foregoing, (i) the provisions set forth in this Article 5 shall survive the termination of this Agreement and (ii) no termination of this Agreement shall relieve any party hereto from liability, or otherwise limit the liability of any party hereto, for any willful breach of this Agreement that occurred prior to the Expiration Date.
Section 5.06.   Expenses.   All costs and expenses incurred in connection with this Agreement shall be paid by the party that incurred such cost or expense.
Section 5.07.   Successors and Assigns.   Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise by any of the parties without the prior written consent of the other parties. Any purported assignment without such consent shall be void. Subject to the preceding sentences, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.
Section 5.08.   Governing Law.   This Agreement and all Proceedings arising out of or related to under this Agreement or the transactions contemplated hereby shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law rules or principles that would result in the application of the law of any other state or jurisdiction.
Section 5.09.   Jurisdiction.   Each of the parties hereto irrevocably and unconditionally agrees that any Proceeding with respect to this Agreement, the transactions contemplated hereby or the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Agreement, the transactions contemplated hereby or the rights and obligations arising hereunder brought by the other party hereto or its successors or assigns, shall be brought and determined exclusively in the Delaware Court of Chancery and any state appellate court therefrom within the State of Delaware (or, solely if the Delaware Court of Chancery declines to accept jurisdiction over a particular matter, any state or federal court within the State of Delaware). Each of the parties hereto hereby irrevocably and unconditionally submits with regard to any such action or proceeding for itself and in respect of its property to the personal jurisdiction of the aforesaid courts and agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than the aforesaid courts. Each of the parties hereto hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any Proceeding with respect to this Agreement, (a) any claim that it is not personally subject to the jurisdiction of the above-named courts, (b) any claim that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (c) to the fullest extent permitted by Applicable Law, any claim that (i) the Proceeding in such court is brought in an inconvenient forum, (ii) the venue of such Proceeding is improper or (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts. To the fullest extent permitted by Applicable Law, each of the parties hereto hereby consents to the service of process in accordance with Section 5.04 in any Proceeding relating to this Agreement or any of the transactions contemplated by this Agreement; provided, that nothing herein shall affect the right of any party to serve legal process in any other manner permitted by Applicable Law.
Section 5.10.   WAIVER OF JURY TRIAL.   EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 5.10.
Section 5.11.   Counterparts; Effectiveness.   This Agreement may be signed in any number of counterparts, including by facsimile, by email with .pdf attachments, or by other electronic signatures (including, DocuSign and AdobeSign), each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed and delivered (by electronic communication, facsimile or otherwise) by all of the other parties hereto.
Section 5.12.   Severability.   If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other Governmental Authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.
Section 5.13.   Specific Performance.   The parties’ rights in this Section 5.13 are an integral part of the transactions contemplated by this Agreement. The parties acknowledge and agree that irreparable harm would occur and that the parties would not have any adequate remedy at law (a) for any breach of any of the provisions of this Agreement or (b) in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches or threatened breaches of this Agreement and to specifically enforce the terms and provisions of this Agreement (this being in addition to any other remedy to which they are entitled under this Agreement or under Applicable Law), without proof of actual damages, and each party further agrees to waive any requirement for the securing or posting of any bond in connection with such remedy. The parties agree not to assert that a remedy of specific enforcement is unenforceable, invalid, contrary to Applicable Law or inequitable for any reason, and not to assert that a remedy of monetary damages would provide an adequate remedy or that the parties otherwise have an adequate remedy at law.
[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.
THE COMPANY:
EXSCIENTIA PLC
By:

Name:
Title:
[Voting and Support Agreement Signature Page]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.
STOCKHOLDER:
[STOCKHOLDER]
By:

Name:
Title:
Email:
[Voting and Support Agreement Signature Page]

Schedule A
Subject Shares

Annex E
Form of Irrevocable Undertaking (Institutional)
INSTITUTIONAL SHAREHOLDER IRREVOCABLE UNDERTAKING
To:
Recursion Pharmaceuticals, Inc.
41 S Rio Grande Street
Salt Lake City, UT 84101
United States
(“Parent”)

Exscientia plc
The Schrödinger Building
Oxford Science Park
Oxford OX4 4GE
United Kingdom
(the “Company”)
August 8, 2024
Dear Sir/Madam
Proposed acquisition of the Company
1.
ACQUISITION

1.1
In this undertaking (the “Undertaking”), the “Acquisition” means the proposed acquisition by or on behalf of Parent of all the issued and to be issued ordinary share capital of the Company, substantially on the terms set out in the transaction agreement dated on or around the date of this Undertaking between the Parent and the Company (the “Transaction Agreement”), to be implemented by way of (i) a court sanctioned scheme of arrangement under Part 26 of the Companies Act 2006 (the “Scheme”) between the Company and the holders of its ordinary shares, or (ii) a takeover offer (as such term is defined in section 974 of the Companies Act 2006) (a “Takeover Offer”). Capitalised terms used but not otherwise defined in this Undertaking shall have the meanings assigned to such terms in the Transaction Agreement.

1.2
This Undertaking is given in consideration of Parent agreeing (subject to paragraph 12.4 below) to proceed with the Acquisition.

2.
CONDITION OF UNDERTAKING

The obligations in paragraphs 3 to 8 and 10 of this Undertaking are conditional on the Transaction Agreement being entered into by no later than 11:59p.m. Mountain Time on August 8 2024 (or such later time or date as the Company and Parent agree).
3.
OWNERSHIP OF SHARES

We hereby irrevocably and unconditionally (subject to the conditions set out in paragraph 2), represent and warrant to Parent and the Company that:
3.1
we are the registered holder and/or beneficial owner of or have full discretionary management control over such number of ordinary shares of £0.0005 each in the capital of the Company (the “Company Ordinary Shares”) and/or such number of American depository shares of the Company representing the Company Ordinary Shares (the “Company ADS” and, in this Undertaking, the “Company Shares” shall include the Company Ordinary Shares and the Company ADS) specified in Schedule 1 (the “Existing Company Shares”), free and clear of all Liens (except for Liens that would not, individually or in the aggregate prevent, materially interfere with, materially delay or materially impair our ability to perform our obligations in this Undertaking);

3.2
save as set out in Schedule 1, we are not interested in any other securities of the Company and we do not have any rights to subscribe, purchase or otherwise acquire any securities of the Company;

3.3
we have and will at all times have the power, authority and the right to enter into this Undertaking, to perform the obligations in this Undertaking in accordance with its terms and to transfer (whether pursuant to the Scheme, the Takeover Offer or otherwise), the Shares (as defined below); and

3.4
our entry into this Undertaking, and the performance of our obligations in this Undertaking in accordance with its terms, will not (i) conflict with or violate any of our organizational documents, as applicable; (ii) conflict with or violate in any material respect any Applicable Law or Order applicable to us or by which we or any of our properties are or may be bound or affected; (iii) require any Consent of any Person (including any Governmental Authority); or (iv) result in or constitute (with or without notice or lapse of time or both) any breach of or default under, or give to any other Person (with or without notice or lapse of time or both) any right of termination, amendment, acceleration or cancellation of, or result (with or without notice or lapse of time or both) in the creation of any Lien on any of our Shares pursuant to, any Contract to which we are a party or by which we or any of our Affiliates or properties are or may be bound or affected, except, in the case of clauses (iii) and (iv), as would not, individually or in the aggregate, prevent, materially interfere with, materially delay or materially impair our ability to perform our obligations in this Undertaking.

4.
DEALINGS AND UNDERTAKINGS

We hereby irrevocably and unconditionally (subject to the conditions set out in paragraph 2) undertake to Parent and the Company that, other than pursuant to the Acquisition, we shall not (and, where applicable, shall procure that the registered holder shall not) before this Undertaking lapses in accordance with paragraph 9 below:
4.1
beginning on the date hereof until the earlier of (i) the occurrence of the votes at the Company Shareholder Meetings or (ii) 31 December 2024, sell, transfer, charge, encumber, create or grant any option, equity, third party right or lien over or otherwise dispose of (or permit any such actions to occur in respect of) any interest in the Existing Company Shares, or any other Company Shares issued or unconditionally allotted to, or otherwise acquired by us, or any further Company Shares in respect of which we become the registered holder or beneficial owner, before then, or any other shares or interests in shares attributable to or deriving from such shares (“Further Company Shares”) (together with the Existing Company Shares, the “Shares”); or

4.2
accept, in respect of the Shares, any offer made or proposed (whether to be implemented by way of a contractual offer, scheme of arrangement or otherwise) for any securities in the Company, by any person other than Parent; or

4.3
make or solicit any person other than Parent to make any offer to acquire the whole or any part of the issued share capital of the Company; or

4.4
take any action that the Company or its Representatives would be restricted from taking pursuant to Sections 6.02(a)(i) to (iv) of the Transaction Agreement, as if we were the Company mutatis mutandis; or

4.5
take any action (including the exercise of voting rights or the rights to convene or requisition any general, class or other meeting of the Company shareholders) or make any statement which may reasonably be expected to have the effect of frustrating, disrupting or impeding the Scheme or otherwise causing the Scheme not to become effective at the earliest practicable time, or which is or may reasonably be expected to be prejudicial to the success of the Acquisition; or

4.6
enter into any agreement or arrangement, incur any obligation or give any indication of intent (or permit such circumstances to occur):

4.6.1
to do all or any of the acts referred to in paragraphs 4.1 to 4.5 above; or

4.6.2
in relation to, or operating by reference to, the Shares, which would or might restrict or impede giving effect to the Scheme by any person, or our ability to comply with this Undertaking,

and, for the avoidance of doubt, references in this paragraph 4.6 to any agreement, arrangement or obligation shall include any such agreement, arrangement or obligation, whether or not legally binding or subject to any condition, or which is to take effect upon or following the Scheme lapsing or being withdrawn, or upon or following this Undertaking ceasing to be binding, or upon or following any other event.
5.
UNDERTAKING TO VOTE IN FAVOUR OF THE SCHEME

5.1
Unless and until this Undertaking lapses in accordance with paragraph 9, we hereby irrevocably and unconditionally (subject to the conditions set out in paragraph 2) undertake to Parent and the Company to:

5.1.1
exercise (or, if applicable, procure the exercise of) all voting rights attaching to our Shares to vote in favour of all resolutions to approve the Scheme, the Acquisition and any related matters (including any proposed amendments to the Company’s articles of association), proposed at any general or class meeting or any postponement, adjournment or reconvening thereof (the “Company GM”) and Court-convened meeting or any postponement, adjournment or reconvening thereof (the “Scheme Meeting”) of the Company to be convened and held in connection with the Scheme and the Acquisition;

5.1.2
(i) execute and complete (or procure the execution and completion of) all relevant forms of proxy or voting instructions in respect of all of our Shares validly appointing any person nominated by Parent to attend and vote at any Company GM or Scheme Meeting in respect of the resolutions to approve the Scheme, the Acquisition and any related matters; and (ii) lodge or submit (or procure the lodgement or submission of) such executed forms of proxy or voting instructions by no later than the earlier of (A) 5.00 p.m. on the tenth business day after the Company publishes the proxy document setting out the terms of the Acquisition and the Scheme and accompanying the notices of the Company GM and Scheme Meeting (the “Proxy Statement”) to the Company shareholders (or, in respect of Further Company Shares, by 5.00 p.m. on the date which is the fifth business day after acquiring an interest in such Shares, if later), and (B) the deadline for submitting the proxy or voting instruction (as appropriate) as set out in the relevant notice of meeting;

5.1.3
not withdraw, revoke or amend any proxy or voting instruction submitted in accordance with paragraph 5.1.2, either in writing or by attendance at any Company GM or Scheme Meeting or otherwise; and

5.1.4
execute (or procure the execution of) all such documents or do (or procure the doing of) such acts and things as may be necessary or desirable to be executed or done by us for the purposes of giving effect to this Undertaking.

5.2
We irrevocably and unconditionally (subject to the conditions set out in paragraph 2) undertake that Parent will acquire the Shares pursuant to the Acquisition, which provides for the transfer of the Shares to Parent fully paid, free from all Liens (other than transfer restrictions arising under applicable securities laws) and together with all rights at the Effective Time or thereafter attached or relating thereto, including voting rights and the right to receive and retain all dividends and other distributions (if any) and any other return of capital (whether by way of reduction of share capital or share premium account or otherwise) thereon.

6.
VOTING RIGHTS AND PREJUDICIAL ACTION

Unless and until this Undertaking lapses in accordance with paragraph 9, we hereby irrevocably and unconditionally (subject to the conditions set out in paragraph 2) undertake that:
6.1
we shall not exercise (or where applicable shall procure no exercise of) any of the voting rights attached to the Shares at any Scheme Meeting or Company GM other than in accordance with this Undertaking;

6.2
we shall otherwise exercise (or where applicable procure the exercise of) the voting rights attached to the Shares on any resolution which would assist implementation of the Acquisition if it were passed or rejected at a general, class or other meeting of the Company shareholders (a “Relevant Resolution”) only in accordance with Parent’s directions;

6.3
we shall requisition or join in the requisition (or where applicable procure the requisition) of any general, class or other meeting of the Company shareholders for the purpose of considering any such Relevant Resolution and require the Company to give notice of such Resolution only in accordance with Parent’s directions;

6.4
we shall exercise (or where applicable procure the exercise of) the voting rights attached to the Shares against any resolution (whether at any general, class or other meeting or otherwise) that would reasonably be expected to, if passed, prevent or materially delay, impair, frustrate, disrupt, impede or otherwise causing the Acquisition not to become effective at the earliest practicable time or at all, or which is or may reasonably be expected to be materially prejudicial to the success of the Acquisition, including any resolution that purports to approve or give effect to a proposal by a person other than Parent, to acquire (or have issued to it) any shares or other securities of the Company (whether by way of scheme of arrangement or otherwise) or any assets of the Company; and

6.5
for purposes of this paragraph 6, we shall execute (or procure the execution of) any form of proxy required by Parent appointing any person nominated by Parent to attend and vote at the relevant meeting (or any adjournment thereof).

7.
CONSENTS

We agree to:
7.1
promptly notify Parent of any dealing or change in the number of Shares subject to this Undertaking;

7.2
promptly inform you of all information relating to the Shares and this Undertaking that you may require in order to comply with the requirements of the Court or of any other applicable law or regulation, and immediately notify you in writing of any material change in the accuracy or import of any such information and consent to the public disclosure of such information;

7.3
the publication or filing of the Transaction Agreement, this Undertaking, Proxy Statement and any related public disclosures with the references to us and any other registered holder of any of the Shares in which we have (or will have as the case may be) effective control over the voting rights of or a beneficial interest and to particulars of this Undertaking;

7.4
particulars of this Undertaking being set out in any other announcement or document issued in connection with the Acquisition and in the Proxy Statement; and

7.5
this Undertaking being available for inspection as required by applicable laws and regulations.

8.
PROCUREMENT

We irrevocably undertake to cause any registered holders of the Shares to comply with all relevant undertakings in paragraphs 2 to 7 and 10 (inclusive) of this Undertaking in respect of such Shares.
9.
LAPSE OF UNDERTAKING

9.1
All of our obligations pursuant to this Undertaking will lapse and cease to have effect on the earlier of the following occurrences:

9.1.1
the Transaction Agreement is not executed by all parties to it by 6.00 p.m. on the second business day following the date of this Undertaking, or such later time or date as the Company and Parent may agree; or

9.1.2
the Transaction Agreement is terminated in accordance with its terms; or

9.1.3
any competing offer for the entire issued and to be issued share capital of the Company is declared unconditional or, if proceeding by way of a scheme of arrangement, becomes effective.

9.2
If the obligations in this Undertaking lapse, we shall have no claim against Parent and Parent shall have no claim against us other than in respect of any prior breach of any of the terms of this Undertaking.

10.
SCHEME OF ARRANGEMENT OR TAKEOVER OFFER

In the event that the Acquisition is implemented by way of a Takeover Offer, we confirm and agree that this Undertaking shall continue to be binding mutatis mutandis in respect of all of the Shares and all references to the Scheme shall, where the context permits, be read as references to the Takeover Offer (or to both the Scheme and the Takeover Offer, as appropriate). Notwithstanding the generality of the foregoing, references in this Undertaking:
10.1
to voting in favour of the Scheme and voting in favour of the resolutions to be proposed at the Scheme Meeting and/or the Company GM shall be read and construed as references to accepting the Takeover Offer, which acceptances in such circumstances shall be tendered by 1.00 p.m. on the fifth business day after the publication of the Offer Document (or, in respect of Further Company Shares, by 1.00 p.m. on the date which is the fifth business day after acquiring an interest in such Shares, if later) and in any case before the deadline for acceptance under the Takeover Offer, and even if the terms of the Takeover Offer (or applicable law or regulation) give accepting shareholders the right to withdraw acceptances, we shall not withdraw (nor shall we procure the withdrawal of) our acceptances in respect of any of the Shares. We further undertake, if so required by Parent, to execute (or procure the execution of) all such other documents or do (or procure the doing of) such other acts as may be necessary or desirable for the purpose of giving Parent the full benefit of our undertakings hereunder;

10.2
to the Scheme becoming effective shall be read as references to the Takeover Offer becoming unconditional;

10.3
to the Scheme lapsing or being withdrawn shall be read as references to the lapsing or withdrawal of the Takeover Offer; and

10.4
to the Proxy Statement shall be read as references to the Offer Document.

11.
TIME IS OF THE ESSENCE

Any time, date or period referred to in this Undertaking may be extended by mutual agreement, but as regards any time, date and period originally fixed or as extended, time shall be of the essence. All times referred to in this Undertaking are New York times unless otherwise stated.
12.
MISCELLANEOUS

12.1
In the event that the Scheme is modified or amended pursuant to the requirements of, or with the approval of, the Court and in accordance with the terms of the Scheme, we confirm and agree that (except where such modification or amendment would materially reduce the amount of consideration we would reasonably expect to receive in respect of the shares pursuant to the Transaction) this Undertaking shall continue to be binding mutatis mutandis in respect of the Shares.

12.2
We agree that damages would not be an adequate remedy for breach of this Undertaking and, accordingly, Parent shall be entitled to the remedies of specific performance, injunction or other equitable remedies.

12.3
The ejusdem generis principle of construction shall not apply to this Undertaking. Any phrase introduced by the terms “other”, “including”, “include” and “in particular” or any similar expression shall be construed as illustrative and shall not limit the sense of the words following or preceding those terms.

12.4
We acknowledge that the entry into of the Transaction Agreement by Parent is at Parent’s absolute discretion. For the avoidance of doubt, nothing in this undertaking shall oblige Parent to execute the Transaction Agreement or any related documents, make any announcement or proceed with the Acquisition (whether pursuant to the Scheme, the Takeover Offer or otherwise).

12.5
We understand and confirm that, until the Acquisition has been announced, the fact that the Acquisition is under consideration and the terms and conditions of the Acquisition constitute inside information, and we shall keep such information strictly confidential save as required by any applicable law or competent regulatory authority.

12.6
In this Undertaking, references to:

12.6.1
“Acquisition” shall include any new, increased, renewed or revised acquisition proposal made by or on behalf of Parent howsoever implemented, provided that the financial terms of the Acquisition shall be no less favourable than those set out in the Transaction Agreement;

12.6.2
“business day” means a day, other than Saturday, Sunday or other day on which commercial banks in New York, New York, Salt Lake City, Utah, or London, England are authorised or required by Applicable Law to close;

12.6.3
being “interested in” or having “interests in” shares or securities shall be construed in accordance with Part 22 of the Companies Act 2006;

12.6.4
“Scheme” shall include any new, increased, renewed or revised proposal made by or on behalf of Parent, implemented by way of a scheme arrangement under Part 26 of the Companies Act 2006, as amended from time to time, provided that the financial terms of the Scheme shall be no less favourable than those set out in the Transaction Agreement; and

12.6.5
“Takeover Offer” shall include any new, increased, renewed or revised proposal made by or on behalf of Parent, implemented by way of a takeover offer (as such term is defined in section 974 of the Companies Act 2006, as amended from time to time), provided that the financial terms of the Takeover Offer shall be no less favourable than those set out in the Transaction Agreement.

13.
GOVERNING LAW AND JURISDICTION

13.1.1
This Undertaking and all non-contractual obligations arising from or in connection with this Undertaking are governed by and construed in accordance with English law.

13.1.2
The English courts have exclusive jurisdiction to settle any dispute, claim or controversy arising from or connected with this Undertaking (a “Dispute”) (including a Dispute regarding the existence, validity or termination of this Undertaking or relating to any non-contractual or other obligation arising out of or in connection with this Undertaking or its formation) and we irrevocably submit to the exclusive jurisdiction of the English courts for all purposes in relation to this undertaking.

SCHEDULE 1
Ownership of Company Shares
1	2	3	4
No. of Company Ordinary Shares	If applicable, no. of Company ADS representing such Company Ordinary Shares	Exact name(s) of registered holder as appearing on the register of members#	Beneficial owner#

#
Where more than one, indicate number of shares attributable to each.

Signed by (print name) for and on behalf of [SHAREHOLDER]

We acknowledge receipt of this Undertaking:

Signed by (print name) for and on behalf of Recursion Pharmaceuticals, Inc.

Signed by (print name) for and on behalf of Exscientia plc

Annex F
Form of Irrevocable Undertaking (Individual)
INDIVIDUAL SHAREHOLDER IRREVOCABLE UNDERTAKING
To:
Recursion Pharmaceuticals, Inc.
41 S Rio Grande Street
Salt Lake City, UT 84101
United States
(“Parent”)

Exscientia plc
The Schrödinger Building
Oxford Science Park
Oxford OX4 4GE
United Kingdom
(the “Company”)
August 8, 2024
Dear Sir/Madam
Proposed acquisition of the Company
1.
ACQUISITION

1.1
In this undertaking (the “Undertaking”), the “Acquisition” means the proposed acquisition by or on behalf of Parent of all the issued and to be issued ordinary share capital of the Company, substantially on the terms set out in the transaction agreement dated on or around the date of this Undertaking between the Parent and the Company (the “Transaction Agreement”), to be implemented by way of (i) a court sanctioned scheme of arrangement under Part 26 of the Companies Act 2006 (the “Scheme”) between the Company and the holders of its ordinary shares, or (ii) a takeover offer (as such term is defined in section 974 of the Companies Act 2006 (a “Takeover Offer”). Capitalised terms used but not otherwise defined in this Undertaking shall have the meanings assigned to such terms in the Transaction Agreement.

1.2
This Undertaking is given in consideration of Parent agreeing (subject to paragraph 12.4 below) to proceed with the Acquisition.

2.
CONDITION OF UNDERTAKING

The obligations in paragraphs 3 to 8 and 10 of this Undertaking are conditional on the Transaction Agreement being entered into by no later than 11:59p.m. Mountain Time on August 8 2024 (or such later time or date as the Company and Parent agree).
3.
OWNERSHIP OF SHARES

I hereby irrevocably and unconditionally (subject to the condition set out in paragraph 2), represent and warrant to Parent and the Company that:
3.1
I am (or, where applicable, my Connected Persons (as defined in paragraph 12.8) are) the registered holder and/or beneficial owner of such number of ordinary shares of £0.0005 each in the capital of the Company (the “Company Ordinary Shares”) and/or such number of American depository shares of the Company representing the Company Ordinary Shares (the “Company ADS” and, in this Undertaking, the “Company Shares” shall include the Company Ordinary Shares and the Company ADS) specified in Schedule 1 (the “Existing Company Shares”), free and clear of all Liens (except for Liens that would not, individually or in the aggregate prevent, materially interfere with, materially delay or materially impair our ability to perform our obligations in this Undertaking);

3.2
save as set out in Schedule 1, I and my Connected Persons are not interested in any other securities of the Company and neither I nor my Connected Persons have any rights to subscribe, purchase or otherwise acquire any securities of the Company;

3.3
I have and will at all times have the power, authority and the right to enter into this Undertaking, to perform the obligations in this Undertaking in accordance with its terms and to transfer (whether pursuant to the Scheme, the Takeover Offer or otherwise), the Shares (as defined below); and

3.4
my entry into this Undertaking, and the performance of my obligations in this Undertaking in accordance with its terms, will not (i) conflict with or violate in any material respect any Applicable Law or Order applicable to me or by which I or any of my properties are or may be bound or affected; (ii) require any Consent of any Person (including any Governmental Authority); or (iii) result in or constitute (with or without notice or lapse of time or both) any breach of or default under, or give to any other Person (with or without notice or lapse of time or both) any right of termination, amendment, acceleration or cancellation of, or result (with or without notice or lapse of time or both) in the creation of any Lien on any of my Shares pursuant to, any Contract to which I am a party or by which I or any of my Affiliates or properties are or may be bound or affected, except, in the case of clauses (ii) and (iii), as would not, individually or in the aggregate, prevent, materially interfere with, materially delay or materially impair my ability to perform my obligations in this Undertaking.

4.
DEALINGS AND UNDERTAKINGS

I irrevocably and unconditionally (subject to the condition set out in paragraph 2) undertake to Parent and the Company that, other than pursuant to the Acquisition, I shall not (and, where applicable, shall procure that the registered holder and my Connected Persons that hold Shares shall not), before this Undertaking lapses in accordance with paragraph 9 below:
4.1
beginning on the date hereof until the earlier of (i) the occurrence of the votes at the Company Shareholder Meetings or (ii) 31 December 2024, sell, transfer, charge, encumber, create or grant any option, equity, third party right or lien over or otherwise dispose of (or permit any such actions to occur in respect of) any interest in the Existing Company Shares, or any other Company Shares issued or unconditionally allotted to, or otherwise acquired by me or my Connected Persons, or any further Company Shares in respect of which I or my Connected Persons become the registered holder or beneficial owner, before then, or any other shares or interests in shares attributable to or deriving from such shares (“Further Company Shares”) (together with the Existing Company Shares, the “Shares”); or

4.2
accept, in respect of the Shares, any offer made or proposed (whether to be implemented by way of a contractual offer, scheme of arrangement or otherwise) for any securities in the Company, by any person other than Parent; or

4.3
make or solicit any person other than Parent to make any offer to acquire the whole or any part of the issued share capital of the Company; or

4.4
take any action that the Company or its Representatives would be restricted from taking pursuant to Sections 6.02(a)(i) to (iv) of the Transaction Agreement, as if I were the Company mutatis mutandis; or

4.5
take any action (including the exercise of voting rights or the rights to convene or requisition any general, class or other meeting of the Company shareholders) or make any statement which may reasonably be expected to have the effect of frustrating, disrupting or impeding the Scheme or otherwise causing the Scheme not to become effective at the earliest practicable time, or which is or may reasonably be expected to be prejudicial to the success of the Acquisition; or

4.6
enter into any agreement or arrangement, incur any obligation or give any indication of intent (or permit such circumstances to occur):

4.6.1
to do all or any of the acts referred to in paragraphs 4.1 to 4.5 above; or

4.6.2
in relation to, or operating by reference to, the Shares, which would or might restrict or impede giving effect to the Scheme by any person, or my ability to comply with this Undertaking,

and, for the avoidance of doubt, references in this paragraph 4.6 to any agreement, arrangement or obligation shall include any such agreement, arrangement or obligation, whether or not legally binding or subject to any condition, or which is to take effect upon or following the Scheme lapsing or being withdrawn, or upon or following this Undertaking ceasing to be binding, or upon or following any other event.
4.7
The obligations in this paragraph 4 (if and to the extent applicable) shall not restrict me from selling or disposing of such number of Shares (or interest in such Shares) to the extent required as part of my bona fide tax planning, and provided always that prior to any such sale or disposal the intended transferee or beneficiary enters into an undertaking in favour of Parent on terms no less favourable to Parent than those set out herein.

5.
UNDERTAKING TO VOTE IN FAVOUR OF THE SCHEME

5.1
Unless and until this Undertaking lapses in accordance with paragraph 9, I hereby irrevocably and unconditionally (subject to the condition set out in paragraph 2) undertake to Parent and the Company to:

5.1.1
exercise (or, if applicable, procure the exercise of) all voting rights attaching to the Shares to vote in favour of all resolutions to approve the Scheme, the Acquisition and any related matters (including any proposed amendments to the Company’s articles of association), proposed at any general or class meeting or any postponement, adjournment or reconvening thereof (the “Company GM”) and Court-convened meeting or any postponement, adjournment or reconvening thereof (the “Scheme Meeting”) of the Company to be convened and held in connection with the Scheme and the Acquisition;

5.1.2
(i) execute and complete (or procure the execution and completion of) all relevant forms of proxy or voting instructions in respect of all of the Shares validly appointing any person nominated by Parent to attend and vote at any Company GM or Scheme Meeting in respect of the resolutions to approve the Scheme, the Acquisition and any related matters; and (ii) lodge or submit (or procure the lodgement or submission of) such executed forms of proxy or voting instructions by no later than the earlier of (A) 5.00 p.m. on the tenth business day after the Company publishes the proxy document setting out the terms of the Acquisition and the Scheme and accompanying the notices of the Company GM and Scheme Meeting (the “Proxy Statement”) to the Company shareholders (or, in respect of Further Company Shares, by 5.00 p.m. on the date which is the fifth business day after acquiring an interest in such Shares, if later), and (B) the deadline for submitting the proxy or voting instruction (as appropriate) as set out in the relevant notice of meeting;

5.1.3
not withdraw, revoke or amend any proxy or voting instruction submitted in accordance with paragraph 5.1.2, either in writing or by attendance at any Company GM or Scheme Meeting or otherwise; and

5.1.4
execute (or procure the execution of) all such documents or do (or procure the doing of) such acts and things as may be necessary or desirable to be executed or done by me for the purposes of giving effect to this Undertaking.

5.2
I irrevocably and unconditionally (subject to the condition set out in paragraph 2) undertake that Parent will acquire the Shares pursuant to the Acquisition, which provides for the transfer of the Shares to Parent fully paid, free from all Liens (other than transfer restrictions arising under applicable securities laws) and together with all rights at the Effective Time or thereafter attached or relating thereto, including voting rights and the right to receive and retain all dividends and other distributions (if any) and any other return of capital (whether by way of reduction of share capital or share premium account or otherwise) thereon.

5.3
I agree that if, after the date of this Undertaking, any Further Company Shares are acquired by me, such Further Company Shares will form part of the Shares and will be subject to the terms of this Undertaking.

6.
VOTING RIGHTS AND PREJUDICIAL ACTION

Unless and until this Undertaking lapses in accordance with paragraph 9, I hereby irrevocably and unconditionally (subject to the condition set out in paragraph 2) undertake that:
6.1
I shall not exercise (or where applicable shall procure no exercise of) any of the voting rights attached to the Shares at any Scheme Meeting or Company GM other than in accordance with this Undertaking;

6.2
I shall otherwise exercise (or where applicable procure the exercise of) the voting rights attached to the Shares on any resolution which would assist implementation of the Acquisition if it were passed or rejected at a general, class or other meeting of the Company shareholders (a “Relevant Resolution”) only in accordance with Parent’s directions;

6.3
I shall requisition or join in the requisition (or where applicable procure the requisition) of any general, class or other meeting of the Company shareholders for the purpose of considering any such Relevant Resolution and require the Company to give notice of such Resolution only in accordance with Parent’s directions;

6.4
I shall exercise (or where applicable procure the exercise of) the voting rights attached to the Shares against any resolution (whether at any general, class or other meeting or otherwise) that would reasonably be expected to, if passed, prevent or materially delay, impair, frustrate, disrupt, impede or otherwise causing the Acquisition not to become effective at the earliest practicable time or at all, or which is or may reasonably be expected to be materially prejudicial to the success of the Acquisition, including any resolution that purports to approve or give effect to a proposal by a person other than Parent, to acquire (or have issued to it) any shares or other securities of the Company (whether by way of scheme of arrangement or otherwise) or any assets of the Company; and

6.5
for purposes of this paragraph 6, I shall execute (or procure the execution of) any form of proxy required by Parent appointing any person nominated by Parent to attend and vote at the relevant meeting (or any adjournment thereof).

7.
CONSENTS

I agree to:
7.1
promptly notify Parent of any dealing or change in the number of Shares subject to this Undertaking;

7.2
promptly inform you of all information relating to the Shares and this Undertaking that you may require in order to comply with the requirements of the Court or of any other applicable law or regulation, and immediately notify you in writing of any material change in the accuracy or import of any such information and consent to the public disclosure of such information;

7.3
the publication or filing of the Transaction Agreement, this Undertaking, Proxy Statement and any related public disclosures with the references to me, my Connected Persons who hold Shares and any other registered holder of any of the Shares in which we have (or will have as the case may be) a beneficial interest and to particulars of this Undertaking;

7.4
particulars of this Undertaking being set out in any other announcement or document issued in connection with the Acquisition and in the Proxy Statement; and

7.5
this Undertaking being available for inspection as required by applicable laws and regulations.

8.
PROCUREMENT

I irrevocably undertake to cause my Connected Persons who hold Shares and any registered holders of the Shares to comply with all relevant undertakings in paragraphs 2 to 7 and 10 (inclusive) of this Undertaking in respect of such Shares.

9.
LAPSE OF UNDERTAKING

9.1
All of my obligations pursuant to this Undertaking will lapse and cease to have effect on the earlier of the following occurrences:

9.1.1
the Transaction Agreement is not executed by all parties to it by 6.00 p.m. on the second business day following the date of this Undertaking, or such later time or date as the Company and Parent may agree; or

9.1.2
the Transaction Agreement is terminated in accordance with its terms; or

9.1.3
any competing offer for the entire issued and to be issued share capital of the Company is declared unconditional or, if proceeding by way of a scheme of arrangement, becomes effective.

9.2
If the obligations in this Undertaking lapse, I shall have no claim against Parent and Parent shall have no claim against me, other than in respect of any prior breach of any of the terms of this Undertaking.

10.
SCHEME OF ARRANGEMENT OR TAKEOVER OFFER

In the event that the Acquisition is implemented by way of a Takeover Offer, I confirm and agree that this Undertaking shall continue to be binding mutatis mutandis in respect of all of the Shares and all references to the Scheme shall, where the context permits, be read as references to the Takeover Offer (or to both the Scheme and the Takeover Offer, as appropriate). Notwithstanding the generality of the foregoing, references in this Undertaking:
10.1
to voting in favour of the Scheme and voting in favour of the resolutions to be proposed at the Scheme Meeting and/or the Company GM shall be read and construed as references to accepting the Takeover Offer, which acceptances in such circumstances shall be tendered by 1.00 p.m. on the fifth business day after the publication of the Offer Document (or, in respect of Further Company Shares, by 1.00 p.m. on the date which is the fifth business day after acquiring an interest in such Shares, if later) and in any case before the deadline for acceptance under the Takeover Offer, and even if the terms of the Takeover Offer (or applicable law or regulation) give accepting shareholders the right to withdraw acceptances, I shall not withdraw (nor shall I procure the withdrawal of) the acceptances in respect of any of the Shares. I further undertake, if so required by Parent, to execute (or procure the execution of) all such other documents or do (or procure the doing of) such other acts as may be necessary or desirable for the purpose of giving Parent the full benefit of my undertakings hereunder;

10.2
to the Scheme becoming effective shall be read as references to the Takeover Offer becoming unconditional;

10.3
to the Scheme lapsing or being withdrawn shall be read as references to the lapsing or withdrawal of the Takeover Offer; and

10.4
to the Proxy Statement shall be read as references to the Offer Document.

11.
TIME IS OF THE ESSENCE

Any time, date or period referred to in this Undertaking may be extended by mutual agreement, but as regards any time, date and period originally fixed or as extended, time shall be of the essence. All times referred to in this Undertaking are New York times unless otherwise stated.
12.
MISCELLANEOUS

12.1
In the event that the Scheme is modified or amended pursuant to the requirements of, or with the approval of, the Court and in accordance with the terms of the Scheme, I confirm and agree that (except where such modification or amendment would materially reduce the amount of consideration I would reasonably expect to receive in respect of the shares pursuant to the Transaction) this Undertaking shall continue to be binding mutatis mutandis in respect of the Shares.

12.2
I agree that damages would not be an adequate remedy for breach of this Undertaking and, accordingly, Parent shall be entitled to the remedies of specific performance, injunction or other equitable remedies.

12.3
The ejusdem generis principle of construction shall not apply to this Undertaking. Any phrase introduced by the terms “other”, “including”, “include” and “in particular” or any similar expression shall be construed as illustrative and shall not limit the sense of the words following or preceding those terms.

12.4
I acknowledge that the entry into of the Transaction Agreement by Parent is at Parent’s absolute discretion. For the avoidance of doubt, nothing in this undertaking shall oblige Parent to execute the Transaction Agreement or any related documents, make any announcement or proceed with the Acquisition (whether pursuant to the Scheme, the Takeover Offer or otherwise).

12.5
I understand and confirm that, until the Acquisition has been announced, the fact that the Acquisition is under consideration and the terms and conditions of the Acquisition constitute inside information, and I shall keep such information strictly confidential save as required by any applicable law or competent regulatory authority.

12.6
This Undertaking shall bind my estate and personal representatives.

12.7
I have been given a realistic opportunity to consider whether or not I should give this Undertaking and I have received independent advice about the nature of this Undertaking.

12.8
In this Undertaking, references to:

12.8.1
“Acquisition” shall include any new, increased, renewed or revised acquisition proposal made by or on behalf of Parent howsoever implemented, provided that the financial terms of the Acquisition shall be no less favourable than those set out in the Transaction Agreement;

12.8.2
“business day” means a day, other than Saturday, Sunday or other day on which commercial banks in New York, New York, Salt Lake City, Utah, or London, England are authorised or required by Applicable Law to close;

12.8.3
“Connected Persons” means my spouse or civil partner and my children (including step-children) under the age of 18 years;

12.8.4
being “interested in” or having “interests in” shares or securities shall be construed in accordance with Part 22 of the Companies Act 2006;

12.8.5
“Scheme” shall include any new, increased, renewed or revised proposal made by or on behalf of Parent, implemented by way of a scheme arrangement under Part 26 of the Companies Act 2006, as amended from time to time, provided that the financial terms of the Scheme shall be no less favourable than those set out in the Transaction Agreement; and

12.8.6
“Takeover Offer” shall include any new, increased, renewed or revised proposal made by or on behalf of Parent, implemented by way of a takeover offer (as such term is defined in section 974 of the Companies Act 2006, as amended from time to time), provided that the financial terms of the Takeover Offer shall be no less favourable than those set out in the Transaction Agreement.

13.
GOVERNING LAW AND JURISDICTION

13.1
This Undertaking and all non-contractual obligations arising from or in connection with this Undertaking are governed by and construed in accordance with English law.

13.2
The English courts have exclusive jurisdiction to settle any dispute, claim or controversy arising from or connected with this Undertaking (a “Dispute”) (including a Dispute regarding the existence, validity or termination of this Undertaking or relating to any non-contractual or other obligation arising out of or in connection with this Undertaking or its formation) and I irrevocably submit to the exclusive jurisdiction of the English courts for all purposes in relation to this Undertaking.

SCHEDULE 1
PART 1
Ownership of Company Shares — Registered and Beneficial Holdings
1	2	3	4
No. of Company Ordinary Shares	If applicable, no. of Company ADS representing such Company Ordinary Shares	Exact name(s) of registered holder as appearing on the register of members#	Beneficial owner#

#
Where more than one, indicate number of shares attributable to each.

Signed by (print name)

We acknowledge receipt of this Undertaking:

Signed by (print name) for and on behalf of Recursion Pharmaceuticals, Inc.

Signed by (print name) for and on behalf of Exscientia plc

Annex G
Irrevocable Undertaking of Evotec
INSTITUTIONAL SHAREHOLDER IRREVOCABLE UNDERTAKING
To:
Recursion Pharmaceuticals, Inc.

41 S Rio Grande Street
Salt Lake City, UT 84101
United States
(“Parent”)
Exscientia plc
The Schrödinger Building
Oxford Science Park
Oxford OX4 4GE
United Kingdom
(the “Company”)
August 28, 2024
Dear Sir/Madam
Proposed acquisition of the Company
1.
ACQUISITION

1.1
In this deed of undertaking (the “Undertaking”), the “Acquisition” means the proposed acquisition by or on behalf of Parent of all the issued and to be issued ordinary share capital of the Company, substantially on the terms set out in the transaction agreement dated August 8, 2024 between the Parent and the Company (the “Transaction Agreement”), to be implemented by way of (i) a court sanctioned scheme of arrangement under Part 26 of the Companies Act 2006 (the “Scheme”) between the Company and the holders of its ordinary shares, or (ii) a takeover offer (as such term is defined in section 974 of the Companies Act 2006) (a “Takeover Offer”). Capitalised terms used but not otherwise defined in this Undertaking shall have the meanings assigned to such terms in the Transaction Agreement.

2.
OWNERSHIP OF SHARES

We hereby irrevocably and unconditionally represent and warrant to Parent and the Company that:
2.1
as at the date of this Undertaking, we are the registered holder and/or beneficial owner of or have full discretionary management control over such number of ordinary shares of £0.0005 each in the capital of the Company (the “Company Ordinary Shares”) and/or such number of American depository shares of the Company representing the Company Ordinary Shares (the “Company ADS” and, in this Undertaking, the “Shares” shall mean the Company Ordinary Shares and the Company ADS held by us from time to time, including any further Company Ordinary Shares and/or Company ADS in respect of which we become the registered holder or beneficial owner, before this Undertaking lapses in accordance with paragraph 8, or any other shares or interests in shares attributable to or deriving from such shares (“Further Company Shares”)) specified in Schedule 1 (which, for the avoidance of doubt, specifies the number of Shares as at the date of this Undertaking), free and clear of all Liens (except for Liens that would not, individually or in the aggregate prevent, materially interfere with, materially delay or materially impair our ability to perform our obligations in this Undertaking);

2.2
save as set out in Schedule 1, we are not interested in any other securities of the Company and we do not have any rights to subscribe, purchase or otherwise acquire any securities of the Company;

2.3
we have and will at all times have the power, authority and the right to enter into this Undertaking, to perform the obligations in this Undertaking in accordance with its terms and to transfer (whether pursuant to the Scheme, the Takeover Offer or otherwise), the Shares; and

2.4
our entry into this Undertaking, and the performance of our obligations in this Undertaking in accordance with its terms, will not (i) conflict with or violate any of our organizational documents, as applicable; (ii) conflict with or violate in any material respect any Applicable Law or Order applicable to us or by which we or any of our properties are or may be bound or affected; (iii) require any Consent of any Person (including any Governmental Authority); or (iv) result in or constitute (with or without notice or lapse of time or both) any breach of or default under, or give to any other Person (with or without notice or lapse of time or both) any right of termination, amendment, acceleration or cancellation of, or result (with or without notice or lapse of time or both) in the creation of any Lien on any of our Shares pursuant to, any Contract to which we are a party or by which we or any of our Affiliates or properties are or may be bound or affected, except, in the case of clauses (iii) and (iv), as would not, individually or in the aggregate, prevent, materially interfere with, materially delay or materially impair our ability to perform our obligations in this Undertaking.

3.1
DEALINGS AND UNDERTAKINGS

We hereby irrevocably and unconditionally undertake to Parent and the Company that, other than pursuant to the Acquisition, we shall not (and, where applicable, shall procure that the registered holder shall not) before this Undertaking lapses in accordance with paragraph 8 below:
3.1
accept, in respect of the Shares, any offer made or proposed (whether to be implemented by way of a contractual offer, scheme of arrangement or otherwise) for the whole of the issued share capital of the Company, by any person other than Parent; or

3.2
accept, in respect of the Shares, any offer made or proposed (whether to be implemented by way of a contractual offer, scheme of arrangement or otherwise) for the whole of the issued share capital of the Company, by any person other than Parent; or make or solicit any person other than Parent to make any offer to acquire the whole of the issued share capital of the Company; or

3.3
take any action that the Company or its Representatives would be restricted from taking pursuant to Sections 6.02(a)(i) to (iv) of the Transaction Agreement, as if we were the Company mutatis mutandis; or

3.4
take any action (including the exercise of voting rights or the rights to convene or requisition any general, class or other meeting of the Company shareholders) or make any statement which may reasonably be expected to have the effect of frustrating, disrupting or impeding the Scheme or otherwise causing the Scheme not to become effective at the earliest practicable time, or which is or may reasonably be expected to be prejudicial to the success of the Acquisition (without prejudice to our right to sell the Shares); or

3.5
enter into any agreement or arrangement, incur any obligation or give any indication of intent (or permit such circumstances to occur):

3.5.1
to do all or any of the acts referred to in paragraphs 3.1 to 3.4 above; or

3.5.2
in relation to, or operating by reference to, the Shares, which would or might restrict or impede giving effect to the Scheme by any person, or our ability to comply with this Undertaking (without prejudice to our right to sell the Shares), and, for the avoidance of doubt, references in this paragraph 3.5 to any agreement, arrangement or obligation shall include any such agreement, arrangement or obligation, whether or not legally binding or subject to any condition, or which is to take effect upon or following the Scheme lapsing or being withdrawn, or upon or following this Undertaking ceasing to be binding, or upon or following any other event.

4
UNDERTAKING TO VOTE IN FAVOUR OF THE SCHEME

4.1
Unless and until this Undertaking lapses in accordance with paragraph 8, we hereby irrevocably and unconditionally undertake to Parent and the Company to:

4.1.1
exercise (or, if applicable, procure the exercise of) all voting rights attaching to our Shares to vote in favour of all resolutions to approve the Scheme, the Acquisition and any related matters (including any proposed amendments to the Company’s articles of association), proposed at any general or class meeting or any postponement, adjournment or reconvening thereof (the “Company GM”) and Court-convened meeting or any postponement, adjournment or reconvening thereof (the “Scheme Meeting”) of the Company to be convened and held in connection with the Scheme and the Acquisition;

4.1.2
(i) execute and complete (or procure the execution and completion of) all relevant forms of proxy or voting instructions in respect of all of our Shares validly appointing any person nominated by Parent to attend and vote at any Company GM or Scheme Meeting in respect of the resolutions to approve the Scheme, the Acquisition and any related matters; and (ii) lodge or submit (or procure the lodgement or submission of) such executed forms of proxy or voting instructions by no later than the earlier of (A) 5.00 p.m. on the tenth business day after the Company publishes the proxy document setting out the terms of the Acquisition and the Scheme and accompanying the notices of the Company GM and Scheme Meeting (the “Proxy Statement”) to the Company shareholders (or, in respect of Further Company Shares, by 5.00 p.m. on the date which is the fifth business day after acquiring an interest in such Shares, if later), and (B) the deadline for submitting the proxy or voting instruction (as appropriate) as set out in the relevant notice of meeting;

4.1.3
not withdraw, revoke or amend any proxy or voting instruction submitted in accordance with paragraph 4.1.2, either in writing or by attendance at any Company GM or Scheme Meeting or otherwise; and

4.1.4
execute (or procure the execution of) all such documents or do (or procure the doing of) such acts and things as may be necessary or desirable to be executed or done by us for the purposes of giving effect to this Undertaking.

4.2
We irrevocably and unconditionally undertake that Parent will acquire the Shares pursuant to the Acquisition, which provides for the transfer of the Shares to Parent fully paid, free from all Liens (other than transfer restrictions arising under applicable securities laws) and together with all rights at the Effective Time or thereafter attached or relating thereto, including voting rights and the right to receive and retain all dividends and other distributions (if any) and any other return of capital (whether by way of reduction of share capital or share premium account or otherwise) thereon.

5.
VOTING RIGHTS AND PREJUDICIAL ACTION

Unless and until this Undertaking lapses in accordance with paragraph 8, we hereby irrevocably and unconditionally undertake that:
5.1
we shall not exercise (or where applicable shall procure no exercise of) any of the voting rights attached to the Shares at any Scheme Meeting or Company GM other than in accordance with this Undertaking;

5.2
we shall otherwise exercise (or where applicable procure the exercise of) the voting rights attached to the Shares on any resolution which would assist implementation of the Acquisition if it were passed or rejected at a general, class or other meeting of the Company shareholders (a “Relevant Resolution”) only in accordance with Parent’s directions;

5.3
we shall requisition or join in the requisition (or where applicable procure the requisition) of any general, class or other meeting of the Company shareholders for the purpose of considering any such Relevant Resolution and require the Company to give notice of such Resolution only in accordance with Parent’s directions;

5.4
we shall exercise (or where applicable procure the exercise of) the voting rights attached to the Shares against any resolution (whether at any general, class or other meeting or otherwise) that would reasonably be expected to, if passed, prevent or materially delay, impair, frustrate, disrupt, impede or otherwise causing the Acquisition not to become effective at the earliest practicable time or at all, or which is or may reasonably be expected to be materially prejudicial to the success of the Acquisition, including any resolution that purports to approve or give effect to a proposal by a person other than Parent, to acquire (or have issued to it) any shares or other securities of the Company (whether by way of scheme of arrangement or otherwise) or any assets of the Company; and

5.5
for purposes of this paragraph 5, we shall execute (or procure the execution of) any form of proxy required by Parent appointing any person nominated by Parent to attend and vote at the relevant meeting (or any adjournment thereof).

6.
CONSENTS

We agree to:
6.1
promptly notify Parent of any dealing or change in the number of Shares subject to this Undertaking;

6.2
promptly inform you of all information relating to the Shares and this Undertaking that you may require in order to comply with the requirements of the Court or of any other applicable law or regulation, and immediately notify you in writing of any material change in the accuracy or import of any such information and consent to the public disclosure of such information;

6.3
the publication or filing of this Undertaking, Proxy Statement and any related public disclosures with the references to us and any other registered holder of any of the Shares in which we have (or will have as the case may be) effective control over the voting rights of or a beneficial interest and to particulars of this Undertaking;

6.4
particulars of this Undertaking being set out in any other announcement or document issued in connection with the Acquisition and in the Proxy Statement; and

6.5
this Undertaking being available for inspection as required by applicable laws and regulations.

7.
PROCUREMENT

We irrevocably undertake to cause any registered holders of the Shares to comply with all relevant undertakings in paragraphs 2 to 6 and 9 (inclusive) of this Undertaking in respect of such Shares.
8.
LAPSE OF UNDERTAKING

8.1
All of our obligations pursuant to this Undertaking will lapse and cease to have effect on the earlier of the following occurrences:

8.1.1
the Transaction Agreement is terminated in accordance with its terms; or

8.1.2
any competing offer for the entire issued and to be issued share capital of the Company is declared unconditional or, if proceeding by way of a scheme of arrangement, becomes effective.

8.2
If the obligations in this Undertaking lapse, we shall have no claim against Parent and Parent shall have no claim against us other than in respect of any prior breach of any of the terms of this Undertaking.

9.
SCHEME OF ARRANGEMENT OR TAKEOVER OFFER

In the event that the Acquisition is implemented by way of a Takeover Offer, we confirm and agree that this Undertaking shall continue to be binding mutatis mutandis in respect of all of the Shares and all references to the Scheme shall, where the context permits, be read as references to the Takeover Offer

(or to both the Scheme and the Takeover Offer, as appropriate). Notwithstanding the generality of the foregoing, references in this Undertaking:
9.1
to voting in favour of the Scheme and voting in favour of the resolutions to be proposed at the Scheme Meeting and/or the Company GM shall be read and construed as references to accepting the Takeover Offer, which acceptances in such circumstances shall be tendered by 1.00 p.m. on the fifth business day after the publication of the Offer Document (or, in respect of Further Company Shares, by 1.00 p.m. on the date which is the fifth business day after acquiring an interest in such Shares, if later) and in any case before the deadline for acceptance under the Takeover Offer, and even if the terms of the Takeover Offer (or applicable law or regulation) give accepting shareholders the right to withdraw acceptances, we shall not withdraw (nor shall we procure the withdrawal of) our acceptances in respect of any of the Shares. We further undertake, if so required by Parent, to execute (or procure the execution of) all such other documents or do (or procure the doing of) such other acts as may be necessary or desirable for the purpose of giving Parent the full benefit of our undertakings hereunder;

9.2
to the Scheme becoming effective shall be read as references to the Takeover Offer becoming unconditional;

9.3
to the Scheme lapsing or being withdrawn shall be read as references to the lapsing or withdrawal of the Takeover Offer; and

9.4
to the Proxy Statement shall be read as references to the Offer Document.

10.
TIME IS OF THE ESSENCE

Any time, date or period referred to in this Undertaking may be extended by mutual agreement, but as regards any time, date and period originally fixed or as extended, time shall be of the essence. All times referred to in this Undertaking are New York times unless otherwise stated.
11.
MISCELLANEOUS

11.1
By way of security for our obligations under this Undertaking we irrevocably appoint Parent to be our attorney to, in our name and on our behalf, if we fail to comply with any of the undertakings in paragraphs 4 and 5, sign, execute and deliver any documents and do all such acts and things as may be necessary for or incidental to the performance of our obligations under this Undertaking. We agree that this power of attorney is irrevocable in accordance with section 4 of the Powers of Attorney Act 1971 until this Undertaking lapses in accordance with clause 8.

11.2
In the event that the Scheme is modified or amended pursuant to the requirements of, or with the approval of, the Court and in accordance with the terms of the Scheme, we confirm and agree that (except where such modification or amendment would materially reduce the amount of consideration we would reasonably expect to receive in respect of the shares pursuant to the Transaction) this Undertaking shall continue to be binding mutatis mutandis in respect of the Shares.

11.3
We agree that damages would not be an adequate remedy for breach of this Undertaking and, accordingly, Parent shall be entitled to the remedies of specific performance, injunction or other equitable remedies.

11.4
The ejusdem generis principle of construction shall not apply to this Undertaking. Any phrase introduced by the terms “other”, “including”, “include” and “in particular” or any similar expression shall be construed as illustrative and shall not limit the sense of the words following or preceding those terms.

11.5
We acknowledge that nothing in this undertaking shall oblige Parent to execute any documents in relation to the Transaction Agreement, make any announcement or proceed with the Acquisition (whether pursuant to the Scheme, the Takeover Offer or otherwise).

11.6
We understand and confirm that, until the Acquisition has been announced, the fact that the Acquisition is under consideration and the terms and conditions of the Acquisition constitute inside information, and we shall keep such information strictly confidential save as required by any applicable law or competent regulatory authority.

11.7
In this Undertaking, references to:

11.7.1
“Acquisition” shall include any new, increased, renewed or revised acquisition proposal made by or on behalf of Parent howsoever implemented, provided that the financial terms of the Acquisition shall be no less favourable than those set out in the Transaction Agreement;

11.7.2
“business day” means a day, other than Saturday, Sunday or other day on which commercial banks in New York, New York, Salt Lake City, Utah, or London, England are authorised or required by Applicable Law to close;

11.7.3
being “interested in” or having “interests in” shares or securities shall be construed in accordance with Part 22 of the Companies Act 2006;

11.7.4
“Scheme” shall include any new, increased, renewed or revised proposal made by or on behalf of Parent, implemented by way of a scheme arrangement under Part 26 of the Companies Act 2006, as amended from time to time, provided that the financial terms of the Scheme shall be no less favourable than those set out in the Transaction Agreement; and

11.7.5
“Takeover Offer” shall include any new, increased, renewed or revised proposal made by or on behalf of Parent, implemented by way of a takeover offer (as such term is defined in section 974 of the Companies Act 2006, as amended from time to time), provided that the financial terms of the Takeover Offer shall be no less favourable than those set out in the Transaction Agreement.

12.
GOVERNING LAW AND JURISDICTION

12.1.1
This Undertaking and all non-contractual obligations arising from or in connection with this Undertaking are governed by and construed in accordance with English law.

12.1.2
The English courts have exclusive jurisdiction to settle any dispute, claim or controversy arising from or connected with this Undertaking (a “Dispute”) (including a Dispute regarding the existence, validity or termination of this Undertaking or relating to any non-contractual or other obligation arising out of or in connection with this Undertaking or its formation) and we irrevocably submit to the exclusive jurisdiction of the English courts for all purposes in relation to this undertaking.

SCHEDULE 1
Ownership of Company Ordinary Shares and Company ADS
1	2	3	4
No. of Company Ordinary Shares	If applicable, no. of Company ADS representing such Company Ordinary Shares	Exact name(s) of registered holder as appearing on the register of members#	Beneficial owner#
14,035,200	N/A	EVOTEC SE	EVOTEC SE

#
Where more than one, indicate number of shares attributable to each.

EXECUTED as a deed by EVOTEC SE acting by Laetitia Rouxel acting under the authority of that company	) ) ) ) )	/s/ Laetitia Rouxel CFO
EXECUTED as a deed by EVOTEC SE acting by Dr Christian Dargel acting under the authority of that company	) ) ) )	/s/ Christian Dargel Procurated Officer / General Counsel
)
[Signature Page to Shareholder Irrevocable Undertaking (Evotec)]

SCAN TOVIEW MATERIALS & VOTE RECURSION PHARMACEUTICALS, INC. 41 SOUTH RIO GRANDE STREETSALT LAKE CITY, UT 84101 VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on [•], 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/RXRX2024SMYou may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59P.M. Eastern Time on [•], 2024. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V57437-Z88623 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:The Proxy Statement is available at www.proxyvote.com.V57438-Z88623RECURSION PHARMACEUTICALS, INC.Special Meeting of Stockholders[•], 2024 8:00 AM MTThis proxy is solicited by the Board of DirectorsThe stockholder(s) hereby appoint(s) Christopher Gibson and Michael Secora, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Class A Common Stock and Class B Common Stock of RECURSION PHARMACEUTICALS, INC. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at [•], MT on [•], 2024, Virtually at www.virtualshareholdermeeting.com/RXRX2024SM, and any adjournment or postponement thereof.This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.Continued and to be signed on reverse sidexco